UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II
(Exact name of registrant as specified in charter)

522 Fifth Avenue
New York, NY 10036
(Address of principal executive offices) (Zip code)

Stephen M. Benham
522 Fifth Avenue
New York, NY 10036
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last Day of February

Date of reporting period: July 1, 2005 to February 28, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT FEBRUARY 28, 2006

JPMorgan Funds

Municipal Bond Funds
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan West Virginia Municipal Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Arizona Municipal Bond Fund Fund	2
Kentucky Municipal Bond Fund	4
Louisiana Municipal Bond Fund	6
Michigan Municipal Bond Fund	8
Municipal Income Fund	10
Ohio Municipal Bond Fund	12
Short Term Municipal Bond Fund	14
Tax Free Bond Fund	16
West Virginia Municipal Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	66
Financial Highlights	86
Notes to Financial Statements	100
Report of Independent Registered Public Accounting Firm	111
Trustees	112
Officers	114
Schedule of Shareholder Expenses	115
Tax Letter	119

HIGHLIGHTS

•	Although rising interest rates and higher energy prices had a slowing effect on economic growth, the U.S. economy continued to exhibit positive growth.

•	The Federal Reserve continued to raise its target rate for overnight lending at a steady and “measured” pace.

•	Yields on short-term municipal securities increased, while yields on longer-term securities remained relatively stable.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Municipal Bond Funds for the eight-month period ended February 28, 2006, the Funds’ new fiscal year-end. Inside, you will find in-depth information on some of our municipal bond funds along with an update from the portfolio management team.

“Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year.”

Economic growth remains healthy

Although rising interest rates and higher energy prices had a slowing effect on economic growth, the U.S. economy continued to exhibit positive growth. For example, in the third and fourth calendar quarters of 2005, gross domestic product (GDP) growth was 4.1% and 1.6%, respectively, with the fourth-quarter slowdown reflecting a cutback in spending across the board. Nevertheless, for the entire 12-month period ended December 31, 2005, the economy grew at a pace of 3.5%, compared to 4.2% in calendar 2004.

In addition, the labor market continued to gain momentum, as the effects from 2005’s devastating hurricane season dwindled and mild winter weather helped boost employment figures. Jobless claims declined steadily, and the nation’s unemployment rate dropped to 4.8% in February 2006, compared to 5.4% in February 2005.

Despite rising energy prices, fears of widespread price increases subsided as the period progressed. Core inflation increased only 2.2% in calendar 2005, and the 12-month inflation rate as of February 28, 2006, remained muted at 2.1%.

Fed maintains campaign

Throughout the period, the Federal Reserve continued to raise its target rate for overnight lending at a steady and “measured” pace. The fed funds rate ended the period at 4.50%.

Concerns about higher interest rates have tempered enthusiasm about U.S. economic growth. Although inflation remains well-contained, robust growth figures have many investors convinced the Federal Reserve will raise the fed funds rate another 50 basis points to 5.00% by mid-2006.

Environment promotes lackluster returns

Following the Fed’s lead, short-term market rates continued to move higher throughout the period. Longer-term interest rates increased as well, but at a much slower pace. As a result, the yield curve’s flattening trend continued, with the segment between two and 10 years inverting slightly. The municipal yield curve exhibited a similar pattern, as yields on short-term municipal securities increased, while yields on longer-term securities remained relatively stable. Most rate increases occurred among securities in the 10-years-and-less maturity range.

Overall, performance in the bond market remained lethargic, with the Lehman Brothers Municipal Bond Index returning 1.56% for the period.

Growth likely to slow

Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year. January weather was among the warmest on record, and recent data likely overstate the general pace of activity.

Another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed present risks to our favorable outlook. With respect to Fed tightening, we are impressed with the early signals in Fed Chairman Bernanke’s tenure, and we believe that the Fed will try to be responsive to the fluctuations in incoming data.

Indeed, these risks increase the likelihood that 2006 will be a choppy year for corporate profits and economic data, which also have to prove they can withstand higher short-term interest rates and the pending housing slowdown.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   1

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$140,199
Primary Benchmark*	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.19 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Arizona Municipal Bond Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.** The Fund’s Select Class Shares offered a total return of 0.53% for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 1.06% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

For the period, new issuance of Arizona municipal securities was more than four times greater than the national average. This surge in supply had an overall negative impact on the Arizona municipal market. The Fund’s underperformance relative to the benchmark was due to the Fund’s slightly shorter duration and higher overall quality profile. The percentage of the Fund’s securities rated AA or better was above that of the benchmark. Similarly, the Fund had a greater percentage of insured securities than the benchmark. Longer-duration, lower-quality portfolios outperformed during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on intermediate-term (eight- to 15-year maturities), higher-coupon securities to help limit the impact that rising short-term interest rates would have on the Fund’s share price. We also purchased securities outside of Arizona (within prospectus guidelines), primarily because Arizona is a small state in terms of issuing entities, and we felt it prudent to enhance the Fund’s diversification and liquidity. The single-state nature of the Fund usually prevents us from avoiding many sectors or securities. Nevertheless, we generally avoided corporate-related bonds, including airline bonds, which continued to face industry-wide challenges.

Monitoring duration remained a key component of our strategy. The Fund’s duration ended the period at 4.2 years, compared to 4.7 years for the benchmark. We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006***

AAA	84.0%
AA	11.5
A	3.2
BAA	1.3

*	The Fund’s benchmark changed to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index effective November 1, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition subject to change. Percentages are based on total investments.

2   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.81%	3.97%	4.04%
With Sales Charge*		(2.74)	3.02	3.56
CLASS B SHARES	1/20/97
Without CDSC		1.25	3.31	3.11
With CDSC**		(3.75)	2.96	3.11
CLASS C SHARES	2/18/05
Without CDSC		1.19	3.30	3.13
With CDSC***		0.19	3.30	3.13
SELECT CLASS SHARES	1/20/97	2.15	4.25	4.44

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The JPMorgan Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund prior to January 20, 1997, includes the performance of the common trust fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Kentucky Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 12, 1993
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$103,790
Primary Benchmark*	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.58 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Kentucky Municipal Bond Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.** The Fund’s Select Class Shares posted a total return of 0.59% for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 1.06% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The Fund’s underperformance relative to the benchmark was due to the Fund’s slightly shorter duration and higher overall quality profile. The percentage of the Fund’s securities rated AA or better was above that of the benchmark. Similarly, the Fund had a greater percentage of insured securities than the benchmark. Longer-duration, lower-quality portfolios outperformed during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	In an attempt to limit the negative impact that rising interest rates would have on the Fund’s share price and enhance its yield, we continued to focus on intermediate-term (eight- to 15-year maturities), higher-coupon securities. Given the limited universe of Kentucky securities, we usually don’t intentionally avoid many sectors or securities. Nevertheless, we generally stayed away from corporate-related bonds, including airline bonds, which continued to face industry-wide challenges.

Adjusting duration also was a primary component of our strategy. The Fund’s duration ended the period at 4.6 years, compared to 4.7 years for the benchmark. In the months ahead, we will attempt to keep the Fund’s duration closely aligned with the benchmark. We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we continued to be mindful of capital gains distributions.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006***

AAA	87.6%
AA	7.8
A	3.5
BAA	1.1

*	The Fund’s benchmark changed to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index effective November 1, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition subject to change. Percentages are based on total investments.

4   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/95
Without Sales Charge		1.93%	3.88%	4.29%
With Sales Charge*		(2.68)	2.93	3.82
CLASS B SHARES	3/16/95
Without CDSC		1.30	3.21	3.76
With CDSC**		(3.70)	2.86	3.76
SELECT CLASS SHARES	3/12/93	2.19	4.15	4.56

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on March 12, 1993. The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Kentucky Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Louisiana Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 29, 1989
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$88,424
Primary Benchmark*	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.90 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Louisiana Municipal Bond Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.** The Fund’s Class A Shares posted a total return of 0.05% for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 1.06% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The widespread impact of Hurricane Katrina led to sharp declines in the value of Louisiana municipal securities. As the period progressed, market conditions improved somewhat, but investors, in general, continued to avoid the state’s securities. Louisiana securities comprised 98% of the Fund, compared to only 0.6% of the benchmark. The Fund’s higher overall quality profile also contributed to its underperformance relative to the benchmark. The percentage of the Fund’s securities rated AA or better was above that of the benchmark. Similarly, the Fund had a greater percentage of insured securities than the benchmark. Longer-duration, lower-quality portfolios outperformed during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained limited exposure to credits in the New Orleans area, which suffered the most in the hurricane’s aftermath. Furthermore, nearly all of the Fund’s holdings have some credit enhancement (escrow or insurance protection), which helps manage the risk of default. Nevertheless, such features do not protect against market risk, which increased in the months following Hurricane Katrina.

In an attempt to limit the negative impact of rising interest rates, we continued to focus on intermediate-term (eight- to 15-year maturities), higher-coupon securities. Monitoring duration also was a key component of our strategy. The Fund’s duration ended the year at 4.9 years, compared to 4.7 years for the benchmark. We will attempt to keep the Fund’s duration close to the benchmark.

We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we continued to be mindful of capital gains distributions.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006***

AAA	95.1%
A	4.0
BAA	0.9

*	The Fund’s benchmark changed to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index effective November 1, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition subject to change. Percentages are based on total investments.

6   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/29/89
Without Sales Charge		1.59%	3.77%	4.31%
With Sales Charge*		(2.95)	2.81	3.83
CLASS B SHARES	9/16/94
Without CDSC		1.01	3.12	3.75
With CDSC**		(3.99)	2.76	3.75
SELECT CLASS SHARES	3/26/96	1.86	4.04	4.54

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on December 29, 1989. The performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund, which consolidated with the Fund on March 26, 1996. Historical performance shown for the Select Class Shares prior to its inception is based on the performance of Class A Shares (without sales charge), the original class offered.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Louisiana Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and includes a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 1, 1993
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$283,495
Primary Benchmark*	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.61 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Michigan Municipal Bond Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.** The Fund’s Select Class Shares posted a total return of 0.87% for the eight-month period ended February 28, 2006. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 1.06% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The Fund’s underperformance relative to the benchmark was due to the Fund’s slightly shorter duration and higher overall quality profile. The percentage of the Fund’s securities rated AA or better was above that of the benchmark. Similarly, the Fund had a greater percentage of insured securities than the benchmark. Longer-duration, lower-quality portfolios outperformed during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	In an attempt to enhance the Fund’s yield while limiting the negative impact that rising interest rates would have on its share price, we continued to focus on higher-coupon securities with intermediate-term maturities of eight to 15 years. Although 94% of the Fund was invested in Michigan securities (compared to 2% of the benchmark), we began to diversify the Fund’s holdings out of Michigan, within prospectus guidelines. Given the potential impact that the struggling auto industry may have on the state’s economy, we believe that it is prudent to continue the Fund’s exposure to non-Michigan securities.

Monitoring duration remained another key component of our strategy. The Fund’s duration ended the period at 4.6 years, compared to 4.7 years for the benchmark. Going forward, we will attempt to keep the Fund’s duration close to the benchmark.

We continued to manage the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006***

AAA	87.5%
AA	8.9
BAA	3.6

*	The Fund’s benchmark changed to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index effective November 1, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition subject to change. Percentages are based on total investments.

8   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		2.07%	4.12%	4.58%
With Sales Charge*		(2.49)	3.17	4.09
CLASS B SHARES	9/23/96
Without CDSC		1.45	3.45	3.95
With CDSC**		(3.55)	3.10	3.95
CLASS C SHARES	2/18/05
Without CDSC		1.51	3.46	3.92
With CDSC***		0.51	3.46	3.92
SELECT CLASS SHARES	2/1/93	2.40	4.38	4.83

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on February 1, 1993. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Historical performance shown for Class B and C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 9, 1993
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$1,241,259
Primary Benchmark*	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.11 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Municipal Income Fund seeks current income exempt from federal income taxes.** The Fund’s Select Class Shares posted a total return of 1.20% for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 1.06% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The Fund performed well in the rising-rate environment due to our emphasis on defensive sectors and structures. The Fund’s outperformance relative to the benchmark largely was due to its significant allocation in the housing sector, which tends to outperform in a rising-rate environment. Also, the Fund’s strategy is to emphasize securities offering a yield premium to the benchmark, which led to outperformance from a yield perspective.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to emphasize defensive sectors and structures in the Fund by focusing on bonds offering yield premiums and less price volatility. Accordingly, we favored the housing and credit sectors along with higher-coupon, premium bonds in other sectors. Additionally, we generally maintained the Fund’s duration close to that of the benchmark. Nevertheless, we extended duration slightly when rates increased in October and November. This enhanced performance when the market rallied in December.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006***

AAA	65.1%
AA	17.3
A	12.2
BAA	5.3
BA & NR	0.1

*	The Fund’s benchmark changed to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index effective November 1, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition subject to change. Percentages are based on total investments.

10   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		2.65%	3.92%	4.47%
With Sales Charge*		(2.01)	2.98	3.99
CLASS B SHARES	1/14/94
Without CDSC		1.93	3.25	3.93
With CDSC**		(3.07)	2.90	3.93
CLASS C SHARES	11/4/97
Without CDSC		1.94	3.24	4.16
With CDSC***		0.94	3.24	4.16
SELECT CLASS SHARES	2/9/93	2.90	4.19	4.72

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 9, 1993. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$210,993
Primary Benchmark*	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.49 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ohio Municipal Bond Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.** The Fund’s Select Class Shares posted a total return of 0.81% for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 1.06% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The Fund’s underperformance relative to the benchmark was due to the Fund’s slightly shorter duration and higher overall quality profile. The Fund had a greater percentage of insured securities than the benchmark. Longer-duration, lower-quality portfolios outperformed during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	We focused on enhancing the Fund’s yield and limiting the negative impact rising interest rates would have on the Fund’s share price. As such, we emphasized intermediate-term (eight- to 15-year maturities), higher-coupon securities. Given the single-state nature of the Fund, we usually do not avoid many market sectors or securities. Nevertheless, we generally avoided corporate-related bonds, including airline bonds, which continued to face industry-wide challenges.

We continued to closely monitor duration and maintain a defensive interest rate strategy in the face of rising interest rates. The Fund’s duration ended the period at 4.5 years, compared to the benchmark’s duration of 4.7 years. Going forward, we will attempt to bring the Fund’s duration closer to that of the benchmark. We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006***

AAA	75.1%
AA	13.1
A	6.7
BAA	5.1

*	The Fund’s benchmark changed to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index effective November 1, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition subject to change. Percentages are based on total investments.

12   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		1.92%	3.97%	4.33%
With Sales Charge*		(2.64)	3.02	3.85
CLASS B SHARES	1/14/94
Without CDSC		1.37	3.32	3.78
With CDSC**		(3.63)	2.97	3.78
CLASS C SHARES	2/18/05
Without CDSC		1.31	3.31	3.65
With CDSC***		0.31	3.31	3.65
SELECT CLASS SHARES	7/2/91	2.21	4.23	4.59

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 1991. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry a no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Short Term Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	May 4, 1998
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$379,264
Primary Benchmark	Lehman Brothers Short Municipal Bond Index
Average Credit Quality	AA2/AA3
Duration	1.51 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Municipal Bond Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.* The Fund’s Select Class Shares posted a total return of 0.97% for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Short Municipal Bond Index, returned 0.79% for the same time period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed-income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on two- and five-year municipal securities increased 67 and 53 basis points, respectively, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve.

The Fund’s performance relative to the benchmark primarily was due to the Fund’s large position in floating-rate paper and certain housing securities. The floating-rate paper reset higher with the Fed’s moves, and the housing securities offered higher yields and benefited from spread tightening.

Q:	HOW WAS THE FUND MANAGED?

A:	Maintaining a mix of floating- and fixed-rate securities was a key factor in managing the interest rate increases. We favored higher-yielding sectors and securities, including housing bonds, put bonds and zero-coupon bonds. We underweighted higher-quality and fixed-rate securities in the two- to three-year range. These bonds underperformed as interest rates increased.

We continued to lower the Fund’s duration to more closely align it with the benchmark. The Fund’s duration declined from a yearly high of 3.0 years to 1.5 years as of February 28, 2006, within our target range of 1.25 to 1.50 years.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006**

AAA	47.8%
AA	22.1
A	16.3
BAA	10.0
BA & NR	3.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

14   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/4/98
Without Sales Charge		1.64%	2.87%	3.25%
With Sales Charge*		(1.36)	2.25	2.85
CLASS B SHARES	5/4/98
Without CDSC		1.19	2.36	2.86
With CDSC**		(1.81)	2.36	2.86
CLASS C SHARES	11/1/01	1.20	2.36	2.74
SELECT CLASS SHARES	5/4/98	1.90	3.11	3.54

*	Sales Charge for Class A Shares is 3%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period and 0% CDSC for the five-year period and thereafter.

LIFE OF FUND PERFORMANCE (5/4/98 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on May 4, 1998. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Municipal Bond Fund, Lehman Brothers Short Municipal Bond Index, and the Lipper Short-Term Municipal Fund Debt Index from May 4, 1998 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers Short Municipal Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Term Municipal Debt Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Short Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with short-term maturities. The Lipper Short-Term Municipal Debt Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1988
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$1,227,787
Primary Benchmark	Lehman Brothers Municipal Bond Index
Average Credit Quality	AAA/AA1
Duration	5.76 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Free Bond Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.* The Fund’s Class A Shares offered a total return of 0.98% for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Municipal Bond Index, returned 1.56% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The Fund’s underperformance relative to the benchmark was due to the Fund’s curve weightings and high quality bias. During the period, longer-dated securities outperformed as the curve continued to flatten. Due to our short-duration position, we were underweighted in that part of the curve. The Fund was overweighted in the five- to 15-year duration and underweighted in 15 years and longer. The Fund also was overweight in higher-quality securities. The Fund’s underweight to higher- yielding securities, such as long-dated, tobacco and healthcare issues, negatively impacted returns as these securities outperformed as investors reached for yield.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on higher-quality instruments since spreads on higher-yielding securities were at their tightest trading ranges. The Fund also concentrated on buying securities with structures that provided more liquidity since issuance reached a record of $408 billion. The Fund added zero-coupon securities and retail structures, which tightened during the period. The Fund remained underweighted in California and New York paper, as these two states continued to trade at tight spreads. The Fund continued to be overweighted in insured general obligations, as municipalities’ fiscal health improved. In addition, we were overweighted in both insured revenue bonds and leases. We generally avoided corporate-related bonds, including airline bonds, which continued to face industry-wide challenges.

Monitoring duration remained a key component of our strategy. The Fund’s duration ended the period at 5.8 years, compared to 6.6 years for the benchmark. We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006**

AAA	74.4%
AA	13.7
A	9.3
BAA	2.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

16   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		2.84%	4.72%	5.01%
With Sales Charge*		(1.78)	3.77	4.53
CLASS B SHARES	4/4/95
Without CDSC		2.15	4.03	4.42
With CDSC**		(2.85)	3.69	4.42
SELECT CLASS SHARES	2/1/95	3.04	4.96	5.26

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on March 1, 1988. The performance data includes the performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, Lehman Brothers Municipal Bond Index, and the Lipper General Municipal Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and includes a sales charge. The performance of the Lehman Brothers Municipal Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Municipal Bond Index represents the performance of the municipal bond market as a whole. The Lipper General Municipal Fund Index represents the total returns of the 30 largest mutual funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   17

JPMorgan West Virginia Municipal Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year-End	Last day of February
Net Assets as of 2/28/2006
(in Thousands)	$96,005
Primary Benchmark*	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	3.99 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan West Virginia Municipal Bond Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.** The Fund’s Select Class Shares posted a total return of 0.65% for the eight-month period ended February 28, 2006. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 1.06% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the fed funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The Fund’s underperformance relative to the benchmark was due to the Fund’s shorter duration and higher overall quality profile. The percentage of the Fund’s securities rated AA or better was above that of the benchmark. Similarly, the Fund had a greater percentage of insured securities than the benchmark. Longer-duration, lower-quality portfolios outperformed during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	In an attempt to limit the negative impact that rising interest rates would have on the Fund’s share price, we continued to focus on intermediate-term (eight- to 15-year maturities), higher-coupon securities. Given the single-state nature of the Fund, we usually do not avoid many market sectors. Nevertheless, we generally avoided corporate-related bonds, including airline bonds, which continued to face industry-wide challenges.

In addition, we continued to closely monitor duration and maintain a defensive strategy in the face of rising interest rates. The Fund’s duration ended the period at 4.0 years, compared to the benchmark’s duration of 4.7 years. In the months ahead, we plan to move the Fund’s duration closer to that of the benchmark. We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we also continued to be mindful of capital gains distributions.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006***

AAA	96.4%
AA	2.4
A	0.5
BAA	0.7

*	The Fund’s benchmark changed to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index effective November 1, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition subject to change. Percentages are based on total investments.

18   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		2.05%	3.89%	4.37%
With Sales Charge*		(2.50)	2.94	3.89
CLASS B SHARES	1/20/97
Without CDSC		1.40	3.24	3.79
With CDSC**		(3.60)	2.88	3.79
SELECT CLASS SHARES	1/20/97	2.33	4.16	4.62

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The JPMorgan West Virginia Municipal Bond Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund, prior to January 20, 1997, includes the performance of the common trust fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan West Virginia Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the 17 funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Arizona Municipal Bond Fund

Schedule of Portfolio Investments
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.8%
	Municipal Bonds — 96.8%
	Arizona — 93.7%
1,000	Arizona Municipal Financing Program, Series 20, COP, Adj., BIG, 7.70%, 08/01/10 (p)	1,124
2,500	Arizona Power Authority, Crossover Series A, Rev., SO, 5.25%, 10/01/17	2,786
	Arizona School Facilities Board
1,500	Series A, COP, MBIA, 5.00%, 09/01/12	1,607
3,000	Series A, COP, MBIA, 5.25%, 03/01/13 (p)	3,286
2,850	Arizona School Facilities Board, State School Improvement, Rev., 5.25%, 07/01/12 (p)	3,109
500	Arizona State Board of Regents, University of Arizona Projects, COP, AMBAC, 5.50%, 06/01/11 (p)	546
	Arizona State Transportation Board Highway
500	Rev., 6.00%, 07/01/09	539
2,000	Series A, Rev., 5.25%, 07/01/12	2,193
3,000	Series B, Rev., 5.25%, 07/01/12	3,234
	Arizona State University
1,500	Rev., FSA, 5.25%, 07/01/12	1,635
2,630	Series A, COP, FSA, 5.00%, 11/01/11	2,809
	Arizona Student Loan Acquisition Authority
1,030	Series A-1, Rev., GTD STD LNS, 5.40%, 11/01/09	1,085
1,000	Series A-1, Rev., GTD STD LNS, 5.88%, 11/01/09	1,069
	Arizona Water Infrastructure Finance Authority, Water Quality
1,000	Series A, Rev., 5.38%, 10/01/09	1,067
2,250	Series A, Rev., 5.38%, 10/01/11 (p)	2,451
1,600	Series A, Rev., 5.50%, 10/01/09	1,715
1,110	Series A, Rev., 5.63%, 10/01/09	1,196
2,000	Series A, Rev., 5.75%, 10/01/09	2,163
	Central Arizona Water Conservation District, Central Arizona Project
2,475	Rev., MBIA, 4.75%, 04/03/06	2,480
2,000	Series A, Rev., 5.40%, 11/01/06	2,027
1,665	City of Casa Grande, Excise Tax, Rev., AMBAC, 5.00%, 04/01/14	1,781
5,000	City of Chandler, Capital Appreciation, GO, FGIC, Zero Coupon, 07/01/07	4,778
	City of Mesa
1,090	GO, FGIC, 5.38%, 07/01/14	1,213
2,000	GO, FGIC, 5.75%, 07/01/09 (p)	2,142
3,000	City of Mesa IDA, Discovery Health Systems, Series A, Rev., MBIA, 5.63%, 01/01/10 (p)	3,239
	City of Mesa, Street & Highway
1,000	Rev., FSA, 5.00%, 07/01/12	1,075
2,250	Rev., FSA, 5.30%, 07/01/09 (p)	2,378
	City of Peoria
1,000	GO, FGIC, 5.00%, 04/01/09	1,040
850	GO, FGIC, 5.40%, 04/01/14	895
	City of Phoenix
2,000	GO, 5.88%, 07/01/10 (p)	2,175
1,000	Series A, GO, 5.40%, 07/01/07	1,026
160	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.35%, 12/01/07	163
1,000	City of Phoenix, Street & Highway, Rev., 6.50%, 04/03/06 (p)	1,062
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., FGIC, Zero Coupon, 07/01/12 (m)	1,967
	City of Scottsdale
1,000	GO, 5.25%, 07/01/06	1,007
655	GO, 5.25%, 07/01/11 (p)	713
2,000	GO, 5.75%, 07/01/09 (p)	2,142
2,500	City of Scottsdale IDA, Scottsdale Memorial Hospital, Series A, Rev., AMBAC, 6.13%, 09/01/07	2,639
1,065	City of Scottsdale, Street & Highway, Rev., 5.50%, 07/01/07	1,094
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.25%, 07/01/11	1,461
970	City of Tempe, Excise Tax, Series A, Rev., 5.63%, 07/01/09	1,030
3,000	City of Tempe, Union High School District No. 213, Project of 1998, Series B, GO, FGIC, 5.13%, 07/01/09 (p)	3,181
1,000	City of Tuscon, Airport Authority, Inc., Rev., FSA, 5.00%, 06/01/12	1,069
1,725	City of Tuscon, Street & Highway, Junior Lien, Series 1994-E, Rev., FGIC, 5.50%, 07/01/10 (p)	1,861
	Greater Arizona Development Authority
1,000	Series A, Rev., MBIA, 5.00%, 08/01/15	1,071
1,235	Series A, Rev., MBIA, 5.60%, 08/01/08	1,316
1,000	Maricopa County Elementary School District No. 1-Phoenix Elementary, GO, MBIA, 5.50%, 07/01/07 (p)	1,037
1,000	Maricopa County Elementary School District No. 3-Tempe Elementary, Project of 1997, Series E, GO, FGIC, 5.40%, 07/01/09 (p)	1,070
2,000	Maricopa County Elementary School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, FGIC, Zero Coupon, 01/01/11	1,674

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arizona — Continued
1,215	Maricopa County Elementary School District No. 38-Madison Elementary, Project of 1995, Series B, GO, MBIA, 5.80%, 07/01/06 (p)	1,237
1,265	Maricopa County Elementary School District No. 38-Madison Elementary, Project of 2004, Series A, GO, MBIA, 5.00%, 07/01/15	1,365
2,950	Maricopa County IDA, Captial Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (m) (p)	2,063
1,225	Maricopa County Unified School District No. 4-Mesa, GO, FSA, 5.00%, 07/01/11	1,309
1,720	Maricopa County Unified School District No. 11-Peoria, Projects of 1996, Series D, GO, FGIC, 5.25%, 07/01/09 (p)	1,831
480	Maricopa County Unified School District No. 11-Peoria, School Improvement, GO, FGIC, 4.75%, 07/01/11 (p)	507
1,020	Maricopa County Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, FGIC, 4.75%, 07/01/11 (p)	1,067
	Maricopa County Unified School District No. 69-Paradise Valley
3,100	GO, AMBAC, 5.80%, 07/01/09 (m)	3,319
1,000	GO, MBIA, 6.35%, 07/01/10	1,112
1,000	Maricopa County Unified School District No. 69-Paradise Valley, Certificates of Ownership, Series A, GO, FGIC, 5.25%, 07/01/14	1,104
1,205	Mohave County Elementary School District No. 16, GO, MBIA, 5.25%, 07/01/07 (p)	1,234
2,050	Navajo County Unified School District No. 10-Show Low, Series A, GO, FGIC, 5.13%, 07/01/07 (p)	2,116
1,500	Northern Arizona University, COP, AMBAC, 5.00%, 09/01/15	1,604
1,000	Oro Valley Municipal Property Corp., Municipal Water System Acquisition, Canada Hills, Rev., MBIA, 5.45%, 07/01/08 (p)	1,054
2,000	Phoenix Civic Improvement Corp., Airport Improvement, Senior Lien, Series B, Rev., 6.00%, 04/03/06	2,017
	Pima County IDA
275	Series A, Rev., 6.40%, 04/03/06	277
20	Series A, Rev., FHA/VA/PRIV MTGS/POOL INS, 7.63%, 04/03/06	20
120	Series B, Step Coupon, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.95%, 05/01/07	121
1,500	Pima County IDA, Healthpartners, Series A, Rev., MBIA, 5.30%, 04/01/07	1,529
1,560	Pima County Unified School District No. 12-Sunnyside, GO, FSA, 5.00%, 07/01/14	1,695
1,000	Salt River Project Agricultural Improvement & Power District, Salt River Project, Series A, Rev., 6.00%, 01/01/07	1,021
	Show Low IDA, Navapache Regional Medical Center
1,000	Series A, Rev., ACA, 5.13%, 12/01/07	1,024
1,000	Series A, Rev., ACA, 5.50%, 12/01/07	1,037
2,500	Surprise Municipal Property Corp., Rev., FGIC, 5.70%, 07/01/09 (p)	2,696
1,735	University Medical Center Corp., Rev., GO OF UNIV, 5.00%, 07/01/15	1,815
	University of Arizona
700	Series 8, COP, MBIA, 4.90%, 08/01/09	730
1,365	Series A, COP, AMBAC, 5.00%, 06/01/15	1,461
1,700	Series A, COP, AMBAC, 5.50%, 06/01/12	1,853
1,000	Series B, COP, AMBAC, 5.00%, 06/01/15	1,066
1,100	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., FSA, 5.13%, 06/01/07	1,140
1,305	Yuma County Elementary School District No. 1, GO, MBIA, 5.25%, 07/01/07 (p)	1,349
3,000	Yuma County IDA, Multi-Family Mortgage, Series A, Rev., AMT, GNMA COLL, 6.10%, 09/20/09	3,145
1,000	Yuma County IDA, Yuma Regional Medical Center, Rev., MBIA, 5.50%, 08/01/07 (p)	1,047
		131,385
	Illinois — 0.8%
1,000	State of Illinois, GO, 5.00%, 01/01/16	1,074
	New York — 1.5%
2,000	New York City, Series D, GO, FGIC-TCRS, 5.00%, 11/01/14	2,146
	Wisconsin — 0.8%
1,000	State of Wisconsin, Series 1, GO, 5.00%, 05/01/15	1,084
	Total Municipal Bonds (Cost $130,368)	135,689
SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
2,793	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $2,793)	2,793
	Total Investments — 98.8% (Cost $133,161)	138,482
	Other Assets in Excess of Liabilities — 1.2%	1,717
	NET ASSETS — 100.0%	$140,199

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Municipal Bonds — 99.2%
	Arizona — 0.7%
1,000	Tucson & Prima Counties, IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/01/14 (p)	703
	California — 3.9%
	San Marcos, Public Facilities Authority, Custody Receipts
1,990	Rev., Zero Coupon, 03/01/14 (p)	1,452
1,715	Rev., Zero Coupon, 01/01/19 (p)	990
2,850	Rev., Zero Coupon, 09/01/19 (p)	1,600
		4,042
	Colorado — 1.7%
2,600	El Paso County, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/15 (p)	1,751
	Kansas — 1.7%
1,600	Kansas City, Single Family Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	1,128
1,000	Saline County, Single Family, Rev., Zero Coupon, 12/01/15 (p)	673
		1,801
	Kentucky — 82.0%
1,500	Berea College, Utility, Rev., AMT, 5.90%, 06/01/07 (p)	1,562
1,205	Boone & Florence Counties, Water Supply Systems, Rev., FGIC, 4.00%, 12/01/08	1,220
	Boone County, School District Finance Corp., School Building
1,740	Series B, Rev., 5.38%, 08/01/10	1,867
1,000	Series B, Rev., FSA, 5.38%, 08/01/10	1,075
1,225	Christian County, Public Courthouse Corp., District Court Facility Project, Rev., 5.10%, 11/01/10	1,313
1,010	City of Bowling Green, GO, 5.25%, 06/01/10	1,081
	City of Richmond, Gas & Sewer
100	Series A, Rev., MBIA, 5.00%, 07/01/08	105
255	Series B, Rev., MBIA, 5.00%, 07/01/08	268
	Fayette County, School District Finance Corp.
1,200	Rev., 5.25%, 09/15/09 (p)	1,281
2,000	Rev., 5.38%, 09/15/09 (p)	2,143
1,000	Rev., 5.50%, 09/15/09 (p)	1,075
1,645	Rev., 5.50%, 06/01/10 (p)	1,786
1,255	Series A, Rev., 5.35%, 01/01/07 (p)	1,300
450	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.90%, 04/03/06	451
2,465	Hardin County, School District Finance Corp., Rev., 5.50%, 02/01/10 (p)	2,665
1,825	Jefferson County, Capital Appreciation, Series B, GO, FSA, Zero Coupon, 08/15/06	1,797
	Jefferson County, Capital Projects
500	Rev., 6.38%, 12/01/07 (p)	525
2,000	Series A, AMBAC, Rev., 5.50%, 04/01/06 (p)	2,044
930	Jefferson County, Health Facilities, Jewish Hospital Healthcare Services, Inc., Rev., 5.65%, 01/01/07	961
400	Jefferson County, Louisville Medical Center, Rev., 5.00%, 05/01/08	410
	Jefferson County, School District Finance Corp.
1,000	Series A, Rev., FSA, 5.00%, 04/01/11	1,063
1,320	Series A, Rev., FSA, 5.25%, 07/01/09	1,396
2,490	Series A, Rev., FSA, 5.25%, 01/01/10	2,657
1,000	Series B, Rev., FSA, 5.25%, 07/01/09	1,058
2,315	Junction City College, Centre College Project, Rev., 5.70%, 04/01/07 (p)	2,417
	Kenton County Airport Board, Cincinnati/Northern Kentucky
1,000	Series A, Rev., MBIA, 5.00%, 03/01/07	1,014
1,000	Series A, Rev., MBIA, 5.00%, 03/01/08	1,025
2,115	Series C, Rev., AMT, MBIA, 5.00%, 03/01/11	2,223
	Kentucky Economic Development Finance Authority, Catholic Health Initiatives
1,100	Rev., 4.25%, 09/01/09	1,119
425	Series A, Rev., 5.38%, 06/01/08	441
1,245	Kentucky Economic Development Finance Authority, Mortgage South Center Nursing, Series A, Rev., MBIA, FHA, 6.00%, 01/01/08 (p)	1,354
1,000	Kentucky State Property & Buildings Commission, Project No. 63, Rev., 5.10%, 11/01/09 (p)	1,055
2,000	Kentucky State Property & Buildings Commission, Project No. 64, Rev., MBIA, 5.75%, 11/01/09 (p)	2,154
	Kentucky State Property & Buildings Commission, Project No. 65
715	Rev., 6.00%, 02/01/10 (p)	780
1,500	Rev., FSA, 6.00%, 02/01/10 (p)	1,636

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kentucky — Continued
1,500	Kentucky State Property & Buildings Commission, Project No. 66, Series A, Rev., MBIA, 5.60%, 05/01/10 (p)	1,620
1,500	Kentucky State Property & Buildings Commission, Project No. 67, Rev., 5.13%, 09/01/10 (p)	1,598
1,000	Kentucky State Property & Buildings Commission, Project No. 68, Rev., 5.75%, 10/01/10 (p)	1,093
1,000	Kentucky State Property & Buildings Commission, Project No. 69, Series D, Rev., FSA, 5.50%, 08/01/10	1,080
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., MBIA-IBC, 5.50%, 08/01/12	1,104
1,335	Kentucky State Property & Buildings Commission, Project No. 73, Rev., 5.25%, 11/01/11	1,443
2,000	Kentucky State Property & Buildings Commission, Project No. 74, Rev., FSA, 5.38%, 02/01/09	2,105
	Kentucky State Property & Buildings Commission, Project No. 84
1,000	Rev., MBIA, 5.00%, 08/01/21	1,113
1,175	Rev., MBIA, 5.00%, 08/01/22	1,308
1,500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., FSA, 5.00%, 08/01/22	1,607
1,000	Kentucky State Turnpike Authority, Capital Appreciation Revitalization, Rev., FGIC, Zero Coupon, 01/01/10	870
	Kentucky State Turnpike Authority, Resource Recovery
55	Rev., 6.13%, 04/03/06 (p)	56
190	Rev., 6.63%, 04/03/06 (p)	197
	Kentucky State Turnpike Authority, Revitalization Projects
3,000	Rev., AMBAC, 5.50%, 07/01/08	3,136
2,000	Rev., AMBAC, 5.50%, 07/01/09	2,126
1,000	Rev., AMBAC, 6.50%, 07/01/08	1,066
1,000	Series A, Rev., AMBAC, 5.50%, 07/01/11	1,093
1,000	Series B, Rev., AMBAC, 5.00%, 07/01/16	1,087
75	Kentucky State Turnpike Authority, Toll Road, Rev., 6.13%, 04/03/06 (p)	77
	Lexington-Fayette Urban County Government
1,000	Series A, Rev., 5.00%, 07/01/11	1,065
1,120	Series D, GO, 5.00%, 12/01/09	1,179
1,500	Louisville & Jefferson County, Metropolitan Sewer District, Series A, Rev., FGIC, 5.50%, 11/15/09	1,612
	Louisville & Jefferson County, Regional Airport Authority
1,000	Series A, Rev., FSA, 5.75%, 07/01/11	1,085
1,420	Series A, Rev., MBIA, 6.00%, 07/01/07	1,485
1,000	Louisville Regional Airport Authority, Rev., AMBAC, 5.00%, 07/01/15	1,050
	Louisville Waterworks Board, Water System
1,115	Rev., FSA, 5.00%, 11/15/10	1,182
1,000	Rev., FSA, 5.13%, 11/15/10	1,063
2,090	McCracken County, Mercy Health Systems, Series A, Rev., MBIA, 6.40%, 04/03/06 (m)	2,116
700	Murray State University, Second Series, Series G, Rev., 5.60%, 05/01/06	702
1,260	Northern Kentucky University, Student Housing Facilities Project, COP, AMBAC, 5.00%, 12/01/09	1,311
1,060	Oldham County, School District Financial, Rev., MBIA, 5.00%, 05/01/14	1,142
		85,092
	Louisiana — 4.2%
860	Louisiana Housing Finance Agency, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA, 6.65%, 12/01/07	897
1,000	Louisiana Public Facilities Authority, Custodial Receipts, Series B, Rev., Zero Coupon, 12/01/19 (p)	551
4,300	New Orleans Home Mortgage Authority, Compound Interest, Series A, Rev., MBIA VEREX, Zero Coupon, 10/01/15 (m) (p)	2,890
		4,338
	Puerto Rico — 2.1%
1,480	Commonwealth of Puerto Rico, Capital Appreciation, GO, MBIA-IBC, Zero Coupon, 07/01/17 (m)	929
2,000	Puerto Rico Highway & Transportation Authority, Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,256
		2,185
	Texas — 1.8%
1,000	Central Texas Housing Finance Corp., Single Family Mortgage, Rev., VA/PRIV MTGS, Zero Coupon, 09/01/16 (p)	642
1,850	Port Arthur Housing Finance Corp., Rev., Zero Coupon, 03/01/15 (p)	1,273
		1,915

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Virgin Islands — 1.1%
1,065	Virgin Islands Public Finance Authority, Matching Fund Lien Note, Series A, Rev., 5.25%, 10/01/14	1,154
	Total Municipal Bonds (Cost $97,063)	102,981

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
1,206	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $1,206)	1,206
	Total Investments — 100.4% (Cost $98,269)	104,187
	Liabilities in Excess of Other Assets — (0.4)%	(397)
	NET ASSETS — 100.0%	$103,790

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.3%
	Municipal Bonds — 97.3%
	Louisiana — 97.3%
1,230	Ascension Parish, Gravity Drain, Sales & Use Tax, Series ST-96, Rev., FGIC, 5.50%, 12/01/06	1,247
1,000	Calcasieu Parish Public Trust Authority, Student Lease, McNeese Student Housing Project, Rev., MBIA, 5.38%, 05/01/11	1,069
1,125	Calcasieu Parish School District No. 30 Ward 4, Public School Improvement, GO, FSA, 5.00%, 02/15/12	1,183
1,815	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17	1,034
495	City of New Orleans, Home Mortgage Authority, SO, 6.25%, 01/15/11 (p)	545
	City of New Orleans, Sewer Service
1,370	Rev., FGIC, 4.50%, 06/01/09	1,401
1,000	Rev., FGIC, 5.38%, 06/01/10	1,059
1,000	Rev., MBIA, 5.00%, 06/01/08 (m)	1,026
	City of Shreveport, Certificates of Indebtedness
1,000	Series A, Rev., AMBAC, 5.00%, 10/01/09	1,046
1,000	Series A, Rev., AMBAC, 5.50%, 10/01/12	1,072
10	East Baton Rouge Parish, Mortgage Finance Authority, Series B, Rev., GNMA/FNMA, 5.30%, 04/03/06	10
3,905	East Baton Rouge Parish, Public Improvement, Sales & Use Tax, Series A, Rev., FGIC, 5.50%, 02/01/11 (p)	4,159
65	Iberia Home Mortgage Authority, Single Family Mortgage, Rev., 7.38%, 04/03/06	66
	Jefferson Parish School Board, Sales & Use Tax
1,495	Rev., AMBAC, 5.50%, 03/01/09	1,573
2,070	Rev., FSA, Zero Coupon, 09/01/09	1,799
2,000	Rev., MBIA, 5.00%, 02/01/08	2,050
	Lafayette Parish, Public Improvement, Sales Tax
1,000	Rev., MBIA, 5.00%, 03/01/15	1,061
1,000	Series B, Rev., FGIC, 5.35%, 03/01/09 (p)	1,067
1,195	Series B, Rev., FGIC, 5.45%, 03/01/09 (p)	1,278
1,985	Series B, Rev., FGIC, 5.60%, 03/01/09 (p)	2,132
1,500	Louisiana Energy & Power Authority, Rev., FSA, 5.75%, 01/01/13	1,662
	Louisiana Housing Finance Agency, Single Family Mortgage
110	Series B-1, Rev., GNMA/FNMA COLL, 6.00%, 06/01/06	113
445	Series B-2, AMT, Rev., GNMA/FNMA FHA/VA MTGS, 4.80%, 12/01/07	445
65	Series D-2, AMT, Rev., GNMA/FNMA COLL, 6.10%, 12/01/06	67
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Rev., AMBAC, 5.25%, 12/01/18	3,274
	Louisiana Office Facilities Corp., Capitol Complex Program
2,055	Rev., AMBAC, 5.50%, 05/01/11	2,224
1,650	Series A, Rev., MBIA, 5.13%, 03/01/09	1,732
1,000	Series A, Rev., MBIA, 5.38%, 03/01/09	1,055
1,220	Series A, Rev., MBIA, 5.50%, 03/01/11	1,296
2,000	Series A, Rev., MBIA, 5.50%, 03/01/09	2,122
1,000	Louisiana Offshore Terminal Authority, Loop LLC Project, Rev., Adj., 4.37%, 10/01/20	1,004
35	Louisiana Public Facilities Authority, Alton Ochsner Medical Foundation Project, Series B, Rev., MBIA, 5.75%, 04/03/06 (p)	37
7,000	Louisiana Public Facilities Authority, Custodial Receipts, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,857
8,000	Louisiana Public Facilities Authority, Custodial Receipts, Multi-Family Carriage, Series A, Rev., Zero Coupon, 02/01/20 (m) (p)	4,358
2,495	Louisiana Public Facilities Authority, Department of Public Safety, Rev., FSA, 5.50%, 08/01/11	2,700
1,000	Louisiana Public Facilities Authority, Dillard University Project, Rev., AMBAC, 5.00%, 02/01/08	1,043
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., FSA, 5.50%, 07/01/12	1,613
275	Louisiana Public Facilities Authority, Hospital, Pendleton Memorial Methodist, Rev., 5.00%, 06/01/08 (p)	282
2,025	Louisiana Public Facilities Authority, Loyola University Project, Rev., MBIA, 5.63%, 10/01/07	2,122
1,605	Louisiana Public Facilities Authority, Tulane University of Louisiana, Rev., AMBAC, 5.75%, 10/01/06 (p)	1,659
	Louisiana Public Facilities Authority, Women’s Hospital Foundation Project
1,000	Rev., FGIC, 5.00%, 04/01/15	1,051
500	Rev., FSA, 6.00%, 10/01/10 (p)	551
2,000	Louisiana Public Facilities Authority, Xavier University of Louisiana Project, Rev., MBIA, 5.13%, 09/01/07	2,074
1,650	Louisiana Stadium & Exposition District, Series A, Rev., FGIC, 5.65%, 04/03/06	1,661

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — Continued
1,000	Louisiana Stadium & Exposition District, Hotel Occupancy Tax & Stadium Series B, Rev., FGIC, 5.25%, 07/01/09	1,051
1,300	Louisiana State Military Department, Custody Receipts, COP, 5.25%, 09/01/08	1,346
1,000	Orleans Parish Parishwide School District, Series A, GO, FGIC, 5.13%, 03/01/08	1,020
250	Orleans Parish School Board, GO, FGIC, 5.30%, 04/03/06	250
555	Orleans Parish School Board, Public School, Capital Refinancing, Rev., MBIA, 6.00%, 06/01/09	593
1,000	Ouachita Parish, Hospital Service District 1, Glenwood Regional Medical Center, Rev., FSA, 5.70%, 05/15/10	1,072
	Port New Orleans Board of Commissioners
1,000	Rev., AMBAC, 5.50%, 04/01/10	1,057
1,675	Rev., AMBAC, 5.63%, 04/01/11	1,763
1,000	South Port Commission, Cargill, Inc. Project, Rev., 5.85%, 04/01/07	1,030
775	St. Tammany Parish, Public Trust Financing Authority, Christwood Project, Rev., 5.25%, 11/15/08 (i)	788
485	St. Tammany Parish, School District No. 12, GO, MBIA, 5.00%, 03/01/15	520
	State of Louisiana
1,500	Series A, GO, FGIC, 5.25%, 11/15/10 (p)	1,610
1,000	Series A, GO, FGIC, 5.50%, 05/15/11	1,074
500	Series A, GO, MBIA, 5.70%, 08/01/08	525
2,875	Series A, GO, MBIA, 5.80%, 08/01/10	3,131
250	Series B, GO, MBIA, 5.60%, 08/01/08	262
3,500	Series B, GO, MBIA, 5.63%, 08/01/13	3,901
1,085	Tangipahoa Parish, School Board, Rev., AMBAC, 5.50%, 03/01/11	1,163
	Total Municipal Bonds (Cost $80,616)	86,035

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
1,542	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $1,542)	1,542
	Total Investments — 99.0% (Cost $82,158)	87,577
	Other Assets in Excess of Liabilities — 1.0%	847
	NET ASSETS — 100.0%	$88,424

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6%
	Municipal Bonds — 97.6%
	Colorado — 0.6%
3,000	E-470 Public Highway Authority, Series B, Rev., MBIA, Zero Coupon, 09/01/19	1,669
	Florida — 0.7%
2,000	Miami-Sade County, Aviation, Miami International Airport, Series B, Rev., AMT, XLCA, 5.00%, 10/01/15	2,107
	Massachusetts — 0.4%
1,000	Commonwealth of Massachusetts, Series A, GO, FSA, 5.00%, 03/01/15	1,070
	Michigan — 93.2%
1,625	Brighton Township Sanitation Sewer Drainage District, GO, FSA, 5.25%, 04/01/09 (p)	1,706
	Caledonia Community Schools
2,300	GO, MBIA Q-SBLF, 5.00%, 05/01/15	2,466
4,500	GO, MBIA Q-SBLF, 5.85%, 05/01/07 (m) (p)	4,627
1,475	GO, Q-SBLF, 5.75%, 05/01/10 (p)	1,600
1,250	Central Motcalm Public Schools, GO, MBIA Q-SBLF, 5.90%, 05/01/09 (p)	1,340
	Charles Stewart Mott Community College, Building & Improvement
1,380	GO, FGIC, 5.40%, 05/01/10 (p)	1,478
1,775	GO, FGIC, 5.50%, 05/01/10 (p)	1,908
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, MBIA, 5.00%, 05/01/15	1,796
1,235	Charlevoix Public School District, GO, FSA, 5.75%, 05/01/09 (p)	1,318
1,150	Charlotte Public School District, GO, Q-SBLF, 5.25%, 05/01/16 (p)	1,210
3,075	Chelsea Economic Development Corp., United Methodist Retirement, Rev., 5.40%, 11/15/08	3,098
1,730	Chippewa County, Hospital Finance Authority, Series B, Rev., 5.63%, 11/01/07	1,754
2,500	Chippewa Hills School District, GO, FGIC, Q-SBLF, 5.30%, 05/01/09 (p)	2,635
1,000	Chippewa Valley School District, GO, Q-SBLF, 5.00%, 05/01/10	1,057
2,500	City of Battle Creek, Tax Allocation, MBIA, 5.00%, 05/01/08	2,574
	City of Detroit, Capital Appreciation
5,000	Series A, Rev., FGIC, Zero Coupon, 07/01/13	3,747
1,500	Series A, Rev., FGIC, Zero Coupon, 07/01/17	928
3,850	City of Detroit, Local Development Finance Authority, Tax Increment, Series A, 5.38%, 05/01/07	3,929
	City of Detroit, Sewer Disposal
2,570	Series A, GO, FSA, 5.25%, 04/01/13	2,715
1,500	Series A-1, GO, MBIA, 5.38%, 10/01/11	1,628
2,000	Series B, Rev., MBIA, 6.00%, 07/01/10	2,190
1,800	City of Detroit, Wayne County Stadium Authority, Rev., FGIC,, 5.50%, 02/01/07	1,867
3,000	City of Grand Haven, Electric, Rev., MBIA, 5.25%, 07/01/08	3,118
1,500	City of Grand Rapids, Water Supply, Rev., FGIC, 5.75%, 01/01/11	1,641
	City of Jackson, Capital Appreciation, Downtown Development
1,620	GO, FSA, Zero Coupon, 06/01/16	1,056
1,710	GO, FSA, Zero Coupon, 06/01/17	1,065
2,060	GO, FSA, Zero Coupon, 06/01/18	1,224
1,200	GO, FSA, Zero Coupon, 06/01/19	679
1,000	City of Port Huron, Series A, GO, MBIA, 5.25%, 10/01/08	1,050
1,500	City of Wyandotte, Electric, Rev., MBIA, 4.00%, 10/01/08	1,525
	Clarkston Community Schools
4,090	GO, AMBAC, Q-SBLF, 5.00%, 05/01/08 (m)	4,211
2,580	GO, AMBAC, Q-SBLF, 5.05%, 05/01/08	2,659
3,250	Dearborn Economic Development Corp., Oakwood Obligation Group, Series A, Rev., FGIC, 5.60%, 04/03/06	3,321
2,075	East Grand Rapids Public School District, GO, FSA Q-SBLF, 5.00%, 05/01/14	2,220
	East Lansing School District, School Building & Site
1,000	GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,071
2,580	GO, Q-SBLF, 5.75%, 05/01/10 (p)	2,798
1,645	Ecorse Public School District, GO, FGIC Q-SBLF, 5.50%, 05/01/08 (p)	1,730
1,105	Emmet County Building Authority, GO, AMBAC, 5.00%, 05/01/13	1,188
4,675	Farmington Public School District, GO, Q-SBLF, 5.10%, 05/01/07 (p)	4,767
1,500	Ferris State University, Rev., AMBAC, 5.85%, 04/01/07 (p)	1,554
1,000	Fitzgerald Public School District, School Building & Site, Series B, Rev., GO, AMBAC, 5.00%, 11/01/14	1,064
2,000	Forest Hills Public Schools, GO, 5.25%, 05/01/10 (p)	2,131
1,000	Grand Blanc Community Schools, GO, FSA Q-SBLF, 5.00%, 05/01/14	1,080

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
1,060	Grand Ledge Public Schools District, GO, FGIC Q-SBLF, 5.00%, 05/01/15	1,135
1,370	Grand Rapids Building Authority, GO, AMBAC, 5.75%, 08/01/10	1,489
2,000	Harper Creek Community School District, GO, Q-SBLF, 5.50%, 05/01/11 (p)	2,177
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.38%, 05/01/11	2,868
1,515	Healthsource Saginaw, Inc., GO, MBIA, 5.00%, 05/01/15	1,624
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.00%, 11/01/13	1,724
1,000	Huron Valley School District, GO, FGIC Q-SBLF, 5.88%, 05/01/07 (p)	1,029
	Jackson Public Schools
1,130	GO, FGIC Q-SBLF, 5.60%, 05/01/10 (p)	1,219
1,405	GO, FGIC Q-SBLF, 5.65%, 05/01/10 (p)	1,518
1,620	Jackson Public Schools, Building & Site, GO, FGIC Q-SBLF, 5.00%, 05/01/14	1,733
1,390	Jenison Public Schools, GO, FGIC, 5.25%, 05/01/15	1,539
1,790	Lake Orion Community School District, Series A, GO, FGIC Q-SBLF, 5.75%, 05/01/10 (p)	1,941
1,490	Lansing Community College, GO, FGIC, 4.00%, 05/01/08	1,506
1,250	Lansing Community College, Building & Site, GO, MBIA, 5.00%, 05/01/13	1,332
1,000	Lincoln Park School District, GO, FGIC Q-SBLF, 5.00%, 05/01/07	1,016
1,330	Livingston County, Building Authority, GO, 5.80%, 07/01/08	1,375
	Lowell Area Schools, Capital Appreciation
5,000	GO, FGIC Q-SBLF, Zero Coupon, 05/01/14	3,607
1,425	GO, FGIC Q-SBLF, Zero Coupon, 05/01/16	934
1,670	Madison District Public Schools, GO, FGIC Q-SBLF, 5.13%, 05/01/09 (p)	1,751
1,155	Michigan Higher Education Facilities Authority, Calvin College Project, Limited Obligation, Rev., GO OF INSTN, 5.50%, 12/01/10 (i)	1,224
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, GO OF UNIV, 5.50%, 09/01/11	1,346
	Michigan Higher Education Student Loan Authority
1,200	Series XII-T, Rev., AMT, AMBAC, 5.30%, 09/01/10	1,257
1,000	Series XVII-A, Rev., Adj., AMT, AMBAC, 5.75%, 06/01/06	1,023
1,500	Series XVII-F, Rev., AMT, AMBAC, 4.20%, 03/01/09	1,510
	Michigan Municipal Bond Authority, Clean Water Revolving Fund
3,250	Rev., 5.50%, 10/01/09 (p)	3,495
1,000	Rev., 5.75%, 10/01/09 (p)	1,084
2,500	Rev., 5.88%, 10/01/10 (p)	2,762
	Michigan Municipal Bond Authority, Drinking Water Revolving Fund
1,250	Rev., 5.00%, 10/01/14	1,350
2,500	Rev., 5.50%, 10/01/09 (p)	2,688
	Michigan Municipal Bond Authority, Local Government Lien Program
1,055	Series 4-A, Rev., AMBAC, 5.00%, 05/01/14	1,135
1,500	Series A, Rev., FGIC, 6.00%, 04/03/06	1,518
4,250	Michigan Municipal Bond Authority, School Loans, Rev., 5.25%, 12/01/08 (p)	4,486
1,570	Michigan Public Power Agency, Campbell Project, Series A, Rev., AMBAC, 4.00%, 01/01/10	1,596
1,245	Michigan Public Power Agency, Combuston Turbine No. 1 Project, Series A, Rev., AMBAC, 5.25%, 01/01/12	1,347
	Michigan State Building Authority, Facilities Program
2,675	Series I, Rev., 5.25%, 10/15/09	2,819
1,250	Series I, Rev., FSA, 5.25%, 10/15/13	1,368
1,500	Michigan State Hospital Finance Authority, Rev., MBIA, 5.00%, 05/15/15	1,597
	Michigan State Hospital Finance Authority, Mercy Health Services
1,000	Series R, Rev., AMBAC, 5.38%, 08/15/06 (p)	1,019
3,795	Series U, Rev, 5.63%, 08/15/07 (m) (p)	3,946
6,875	Series W, Rev., FSA, 5.25%, 08/15/07 (p)	7,116
2,590	Michigan State Hospital Finance Authority, Port Huron Hospital Obligations, Rev., FSA, 5.38%, 04/03/06	2,645
	Michigan State Housing Development Authority
1,310	Series A, Rev, GNMA COLL, 4.10%, 12/20/14	1,290
1,880	Series A, Rev, GNMA COLL, 4.60%, 12/20/14	1,861
	Michigan State Trunk Line
1,000	Rev., FSA, 5.25%, 11/01/20	1,138
1,340	Series A, Rev., 5.00%, 11/01/08	1,391
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.00%, 05/01/21	1,536
1,000	Michigan Strategic Fund, Solid Waste Management, Rev., Adj., 4.50%, 12/01/13	1,001
2,750	Mount Pleasant School District, GO, AMBAC, Q-SBLF, 5.30%, 05/01/08 (p)	2,856

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
1,210	Newaygo Public Schools, GO, MBIA Q-SBLF, 5.00%, 05/01/15	1,292
915	Northwestern Michigan College, Improvement, GO, FGIC, 5.60%, 10/01/09 (p)	979
150	Northwestern Michigan College, Unrefunded Balance, GO, FGIC, 5.60%, 10/01/09 (p)	160
2,050	Oakland County Economic Development Corp., Rev., LOC: First of America Bank, 5.63%, 06/01/19 (p)	2,145
2,500	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.00%, 11/01/08	2,604
1,670	Oakland University, Rev., AMBAC, 5.25%, 05/15/14	1,830
1,000	Otsego Public School District, School Building & Site, GO, FSA, Q-SBLF, 5.00%, 05/01/14	1,064
1,200	Paw Paw Public School District, GO, FGIC, Q-SBLF, 6.50%, 05/01/09	1,274
1,680	Pellston Public School District, Capital Appreciation, GO, FSA, Q-SBLF, Zero Coupon, 05/01/07 (p)	563
1,910	Pinckney Community Schools, GO, FSA, Q-SBLF, 5.00%, 05/01/14	2,039
	Rochester Community School District
1,000	GO, MBIA, Q-SBLF, 5.00%, 05/01/19	1,090
7,315	GO, MBIA, Q-SBLF, 5.25%, 05/01/07 (p)	7,472
7,015	GO, MBIA, Q-SBLF, 5.30%, 05/01/07 (p)	7,169
1,000	Rockford Public School District, GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,071
	South Lyon Community Schools, School Building & Site
1,375	GO, FGIC, 5.25%, 11/01/12	1,487
1,935	Series II, GO, FGIC, Q-SBLF, 5.00%, 05/01/15	2,072
2,675	South Macomb Disposal Authority, Rev., AMBAC, 5.38%, 09/01/10	2,860
1,500	South Redford School District, School Building & Site, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	1,606
	Southfield Library Building Authority
3,010	GO, MBIA, 5.00%, 05/01/15	3,231
1,175	GO, MBIA, 5.30%, 05/01/17 (p)	1,254
3,100	Southfield Public Schools, School Building & Site, Series B, GO, FSA, Q-SBLF, 5.13%, 05/01/14	3,347
2,085	Southgate Community School District, GO, FGIC, Q-SBLF, 5.00%, 05/01/09 (p)	2,179
1,765	St. John’s Public School, GO, FGIC, Q-SBLF, 5.00%, 05/01/08	1,817
	State of Michigan
1,490	GO, 5.25%, 12/01/11	1,617
1,000	Rev., FSA, 5.25%, 05/15/21	1,138
2,000	State of Michigan, Partnership Certificates, COP, AMBAC, 5.50%, 06/01/10 (p)	2,152
1,285	Tawas City Hospital Finance Authority, St. Joseph Asset Guaranty, Rev., RADIAN-IBCC, 5.60%, 02/15/08 (p)	1,346
1,030	Tecumseh Public Schools, GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,103
	University of Michigan, Hospital
1,000	Rev., 5.00%, 12/01/10	1,055
6,000	Series A-1, Rev., 5.25%, 06/01/08	6,236
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.25%, 05/01/11	2,133
3,040	Wayland Union School District, GO, FGIC, Q-SBLF, 5.10%, 05/01/07	3,094
	Wayne County, Charter Airport
1,275	Series B, Rev., MBIA, 5.25%, 12/01/08	1,335
1,500	Series D, Rev., FGIC, 5.25%, 12/01/09	1,578
1,175	Wayne County, Sewer, Series B, GO, MBIA, 5.13%, 11/01/09	1,232
	Wayne State University
2,000	Rev., FGIC, 5.25%, 11/15/09	2,124
2,000	Rev., FGIC, 5.38%, 11/15/09	2,141
215	Wayne State University, Unrefunded Balance, Rev., AMBAC, 5.50%, 11/15/07	215
2,015	West Bloomfield School District, GO, FSA, 5.00%, 05/01/15	2,157
1,000	Western Michigan University, Rev., MBIA, 5.00%, 11/15/13	1,070
1,000	Willow Run Community Schools, GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,072
1,000	Zeeland Public Schools, GO, FGIC, 5.00%, 05/01/15	1,071
		264,118
	Puerto Rico — 1.2%
	Commonwealth of Puerto Rico
880	GO, 5.75%, 07/01/07	920
2,195	GO, MBIA, 6.25%, 07/01/12	2,518
		3,438

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — 0.9%
1,500	City of San Antonio, Water, Rev., MBIA, 5.00%, 05/15/15	1,601
1,000	Conroe Independent School District, Schoolhouse, Series C, GO, PSF-GTD, 5.00%, 02/15/15	1,070
		2,671
	Washington — 0.6%
1,500	City of Seattle, Water Systems, Rev., MBIA, 5.00%, 09/01/15	1,602
	Total Municipal Bonds (Cost $263,475)	276,675

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
3,475	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $3,475)	3,475
	Total Investments — 98.8% (Cost $266,950)	280,150
	Other Assets in Excess of Liabilities — 1.2%	3,345
	NET ASSETS — 100.0%	$283,495

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — 93.8%
	Municipal Bonds — 93.8%
	Alabama — 0.9%
	Alabama 21st Century Authority, Tobacco Settlement
1,020	Rev., 5.50%, 12/01/10	1,076
1,790	Rev., 5.75%, 06/01/10	1,915
2,000	Rev., 5.75%, 12/01/11	2,111
2,290	Rev., 5.85%, 06/01/10	2,450
3,365	Alabama Public School & College Authority, Capital Improvement, Rev., 5.25%, 11/01/08	3,554
		11,106
	Alaska — 3.1%
5,000	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, MBIA, 5.00%, 06/01/15	5,189
12,940	Alaska Housing Finance Corp., Capital Appreciation, General Mortgage, Series A, Rev., MBIA, Zero Coupon, 06/01/07	6,564
	Alaska Student Loan Corp.
2,750	Series A, Rev., AMT, AMBAC, 5.75%, 07/01/07	2,819
1,870	Series A, Rev., AMT, AMBAC, 6.20%, 07/01/06	1,885
4,500	Series A, Rev., GTD STD LNS, 5.00%, 06/01/11	4,756
	City of North Slope Boro
2,700	Series A, GO, MBIA, Zero Coupon, 06/30/08	2,485
1,000	Series A, GO, MBIA, Zero Coupon, 06/30/10	849
6,350	Series A, GO, MBIA, Zero Coupon, 06/30/13	4,755
2,000	City of North Slope Boro, Capital Appreciation, Series B, GO, MBIA, Zero Coupon, 06/30/09	1,773
4,805	Four Dam Pool Power Agency, Electrical, Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	4,992
2,525	Matanuska-Susitna Boro, Series D, GO, AMBAC, 5.00%, 04/01/10	2,664
		38,731
	Arizona — 2.2%
795	Arizona Housing Finance Authority, Series 2A, Rev., Adj., GNMA COLL, 5.63%, 07/01/12	804
5,000	Arizona State University, Series II-R-174, Rev., Adj., FSA, 7.20%, 07/01/09 (m)	5,553
7,000	Chandler IDA, Intel Corp. Project, Rev., Adj., 4.38%, 12/01/10	7,144
2,140	Gila County, COP, 6.40%, 06/01/14 (i)	2,256
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.00%, 12/01/10	1,076
1,915	Maricopa County IDA, Single Family Mortgage, Series 2B, Rev., Adj., GNMA/FNMA/FHLMC, 5.95%, 09/01/12	1,927
1,385	Maricopa County IDA, Multi-Family Housing, Coral Point Apartments Project, Series B, Rev., Adj., 5.10%, 03/01/07	1,395
	Phoenix Civic Improvement Corp., Junior Lien
1,000	Rev., AMT, FGIC, 5.50%, 07/01/07	1,023
2,500	Rev., AMT, FGIC, 5.63%, 07/01/07	2,561
1,865	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., Adj., GNMA/FNMA/FHLMC, 5.95%, 09/01/12	1,876
555	Pima County IDA, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/01/10	565
1,420	Tucson & Pima Counties IDA, Single Family Mortgage, Series 1A, Rev., Adj., GNMA COLL, 5.62%, 07/01/12	1,427
	Tucson & Pima Counties IDA, Single Family Mortgage, Mortgage Backed Securities Program
130	Series 1A, Rev., GNMA/FNMA,5.70%, 07/01/10	130
85	Series 1A, Rev., GNMA/FNMA, 6.10%, 07/01/10	85
		27,822
	Arkansas — 0.1%
205	Arkansas Development Finance Authority, Compound Accretion, Series 1, Rev., Zero Coupon, 07/02/06	134
625	Arkansas Development Finance Authority, Mortgage Backed Securities Program, Series E, Rev., AMT, GNMA/FNMA, 4.75%, 07/01/09	626
40	Drew County Public Facilities Board, Single Family Housing, Series A-2, Rev., FNMA COLL, 7.90%, 04/03/06	41
5	Drew County Public Facilities Board, Single Family Housing, Privately Insured Mortgage Loans, Series B, Rev., VEREX, 7.75%, 04/03/06	5
50	Jacksonville Residential Housing Facilities Board, Single Family Mortgage, Series A-2, Rev., FNMA COLL, 7.90%, 04/03/06	50
73	Lonoke County Residential Housing Facilities Board, Single Family Mortgage, Series A-2, Rev., FNMA COLL, 7.90%, 04/01/11	74
37	Stuttgart Public Facilities Board, Single Family Mortgage, Series A, Class A-2, Rev., FNMA COLL, 7.90%, 04/03/06	38
		968

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	California — 5.4%
2,000	California Municipal Finance Authority, Waste Management, Inc. Project, Rev., Adj., 4.10%, 09/01/14	1,993
255	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage Backed Security Program, Series A, Rev., GNMA/FNMA, 5.00%, 06/01/11	256
10,000	California State Economic Recovery, Series A, Rev., MBIA, 5.25%, 07/01/13	11,049
5,000	California State Public Works Board, Department of Corrections & Rehabilitation, 5.00%, 01/01/16	5,365
2,000	California Statewide Communities Development Authority, Daughters of Charity, Series G, Rev., 5.00%, 07/01/15	2,072
4,960	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., Adj., LIQ: FNMA, 4.75%, 06/15/31	5,118
145	Redondo Beach Redevelopment Agency, Residential Mortgage, Series B, Rev., 6.25%, 04/03/06 (i)	143
5,000	Sacramento City Financing Authority, Rev., FGIC, 5.00%, 12/01/15	5,363
	State of California
3,415	GO, 5.00%, 06/01/13	3,667
5,000	GO, 5.00%, 03/01/14	5,378
10,000	GO, 5.00%, 08/01/15	10,628
5,000	GO, 5.00%, 03/01/16	5,295
1,375	Series BT, AMT, GO, 5.38%, 04/03/06	1,391
5,000	Series II-R-190, GO, Adj., XLCA-ICR, 8.71%, 02/01/15	6,567
2,960	Turlock Irrigation District, Series A, Rev., MBIA, 5.00%, 01/01/13	3,183
		67,468
	Colorado — 5.9%
2,300	Arapahoe County, Single Family Mortgage, Rev., IMI, Zero Coupon, 09/01/10 (p)	1,939
5,030	City of Aurora, Single Family Mortgage, Series A-2, Rev., Zero Coupon, 03/01/13 (p)	2,862
1,920	City of Aurora, McKesson Corp. Project, Series A, Rev., Adj, 5.38%, 04/03/06	1,921
2,500	City of Englewood, Multi-Family Housing, Marks Apartments Project, Rev., 6.65%, 12/01/06	2,572
1,000	City of Erie, Water Enterprise, Rev., ACA, 5.13%, 12/01/08	1,029
715	Colorado Health Facilities Authority, First Mortgage, Christian Living, Series A, Rev., 6.40%, 01/01/07 (i)	733
1,030	Colorado Housing & Facilities Finance Authority, Multi-Family Project, Series C-3, Class I, AMT, Rev., 4.55%, 10/01/12	1,046
1,445	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single Family Program, Series C-1, AMT, Rev., Zero Coupon, 05/01/08	392
	Colorado Housing & Facilities Finance Authority, Multi-Family Project
680	Series C-3, Class I, AMT, Rev., 4.45%, 04/01/11	689
1,020	Series C-3, Class I, AMT, Rev., 4.65%, 10/01/12	1,040
	Colorado Housing & Facilities Finance Authority, Single Family Program
370	Series B-2, Rev., MBIA-IBC, 6.80%, 04/01/09	376
1,320	Series C-2, Rev., FHA, AMT, 7.05%, 10/01/09	1,392
2,500	Countrydale Metropolitan District, GO, Adj., LOC: Compass Bank, 3.50%, 12/01/07	2,481
4,990	Denver City & County, Airport, ROL II-R-98-A, Rev., Adj., FSA, 7.66%, 05/15/09 (m)	5,722
10,000	Series A, Rev., AMBAC, 6.00%, 11/15/10	10,909
10,850	Denver City & County, Capital Appreciation, Single Family Mortgage, Series A, Rev., MGIC, Zero Coupon, 07/01/08	7,202
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus
180	Rev., Adj., GNMA/FNMA/FHLMC COLL, 6.00%, 05/01/12	181
455	Rev., Adj., GNMA/FNMA/FHLMC COLL, 6.15%, 05/01/12	457
185	Series A, Rev., Adj., GNMA/FNMA/FHLMC COLL, 7.30%, 11/01/10	186
1,000	Denver City & County, Special Facilities, Rental Car Project, Series A, Rev., MBIA, 6.00%, 01/01/09	1,065
5,660	Douglas County School District No. Re-1 Douglas & Elbert Counties, Series 163, GO, Adj., MBIA, 6.49%, 06/15/09 (m)	6,493
385	El Paso County, Single Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 6.20%, 05/01/09	386
1,870	El Paso County School District No.11, Colorado Springs, GO, 7.13%, 12/01/07	2,400
273	IDK Partners III Trust, Series 1999, Class A, Pass-Through Certificates, 5.10%, 08/01/23	274
3,500	Mesa County, Residual, Rev., Zero Coupon, 12/01/11 (p)	2,809

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Colorado — Continued
10,000	Metropolitan Football Stadium District, Sales Tax, Capital Appreciation, Series A, Rev., MBIA, Zero Coupon, 01/01/07	9,719
6,680	Northern Metropolitan District, Adams County, GO, MBIA-IBC, 6.50%, 12/01/07	7,077
		73,352
	Connecticut — 2.1%
	Stamford Housing Authority, Rippowam Park Apartments Project
4,350	Rev., 6.25%, 10/01/08 (m)	4,588
9,200	Rev., 6.38%, 10/01/08 (m)	9,673
	State of Connecticut
5,000	Series B, GO, MBIA, 5.00%, 06/01/14	5,423
5,000	Series B, GO, AMBAC, 5.25%, 06/01/20	5,697
		25,381
	Delaware — 0.1%
1,120	Delaware State Housing Authority, Single Family Mortgage, Series A-1, Rev., AMBAC, 5.17%, 01/01/09	1,127
	District of Columbia — 1.9%
	District of Columbia
11,840	COP, AMBAC, 5.25%, 01/01/13	12,732
1,000	Series A, GO, AMBAC, 5.38%, 06/01/07 (p)	1,043
3,000	Disctrict of Columbia Housing Finance Agency, Series B, AMT, Rev., AMBAC, 5.63%, 06/01/15	3,185
2,895	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds, Rev., 5.20%, 05/15/08	2,957
3,375	Metropolitan Transportation Authority, Series B, Rev., FGIC, 5.25%, 10/01/13	3,657
		23,574
	Florida — 6.6%
2,720	Broward County, Airport, Series L, Rev., AMBAC, 5.00%, 10/01/14	2,906
2,440	Broward County Resource Recovery, Wheelabrator, Series A, Rev., 5.00%, 12/01/07	2,499
5,265	Capital Projects Finance Authority, Capital Projects Loan Program, Series F-1, Rev., MBIA, 5.50%, 08/01/11	5,672
1,100	City of Pompano Beach, Water & Sewer, Rev., FGIC, 5.50%, 07/01/07	1,139
4,000	Collier Country School Board, COP, FSA, 5.25%, 02/15/21	4,520
540	Florida Housing Finance Corp., Homeowner Mortgage, Series 2, Rev., AMT, MBIA, 4.75%, 06/01/07	541
9,440	Florida State Board of Education, Public Education, Series I, GO, 5.00%, 06/01/10	9,987
6,325	Fort Pierce Utilities Authority, Series Rols RR-II-R 241-4, Rev., Adj., AMBAC, 6.69%, 10/01/13	7,307
3,000	Highlands County Health Facilities Authority, Series I, Rev., Adj., 5.00%, 11/15/29	3,103
	Highlands County Health Facilities Authority, Adventist Health
2,500	Rev., Adj., 3.95%, 11/15/32	2,481
1,000	Series A, Rev., Adj., 5.00%, 11/15/15	1,055
7,890	Hillsborough County Aviation Authority, Tampa International Airport, Series A, Rev., MBIA, 5.38%, 10/01/13	8,569
2,000	Lee County Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA, 6.33%, 03/01/15	2,188
2,500	Miami Health Facilities Authority, Rev., Adj., AMBAC, 7.02%, 08/15/06	2,533
	Miami-Dade County
3,000	Series B, Rev., AMT, 5.00%, 10/01/15	3,195
4,215	Series D, Rev., AMT, MBIA, 5.25%, 10/01/13	4,533
1,500	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.30%, 04/01/15	1,566
6,000	Miami-Dade County School Board, Series A, COP, MBIA, 5.00%, 08/01/27	6,197
2,900	Miami-Dade County, Special Obligation, Sub-Series A, Rev., MBIA, Zero Coupon, 04/01/08	1,737
2,045	Orange County Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA, 5.40%, 09/01/12	2,091
1,195	Palm Beach County, North County Courthouse Projects, Rev., 5.00%, 12/01/12	1,287
2,500	Pinellas County Housing Finance Authority, Multi-County Program, Series B-1, Rev., GNMA/FNMA, 5.20%, 03/01/15	2,603
	Santa Rosa Bay Bridge Authority, Capital Appreciation
1,320	Rev., ACA, MBIA, Zero Coupon, 07/01/08	1,213
1,625	Rev., ACA, MBIA, Zero Coupon, 07/01/09	1,438
1,535	Rev., ACA-CBI-MBIA-IBC, Zero Coupon, 07/01/12	1,207
		81,567

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Georgia — 1.9%
1,500	City of Atlanta, Airport Facilities, Series A, Rev., AMBAC, 6.50%, 01/01/08 (p)	1,582
2,000	City of Atlanta, Water & Wastewater, Rev., FSA, 5.00%, 11/01/14	2,135
5,000	De Kalb County Housing Authority, Friendly Hills Apartments, Series A, Rev., FHA, 7.05%, 01/01/08	5,302
1,000	Fulton County Building Authority, Capital Appreciation, Judicial Center Project, Rev., Zero Coupon, 01/01/10	871
1,765	Fulton County Housing Authority, Multi-Family, Concorde Place Apartments Project, Series A, Rev., 6.30%, 07/01/06 (p)	1,865
11,000	Municipal Electric Authority of Georgia, Project One-Sub, Rev., Adj., AMBAC, 5.00%, 01/01/09	11,409
		23,164
	Hawaii — 0.5%
900	Hawaii Housing & Community Development Corp., Multi-Family Housing, Sunset Villas Rev., GNMA COLL, 5.00%, 07/20/11	901
5,000	State of Hawaii, Airport Systems, Series B, Rev., AMT, FGIC, 6.50%, 07/01/10	5,567
		6,468
	Idaho — 0.2%
1,800	Idaho Housing & Finance Association, Series A, Class III, Rev., 5.55%, 07/01/11	1,821
	Idaho Housing & Finance Association, Single Family Mortgage
160	Series D, Rev., FHA, VA MTGS, 6.45%, 04/03/06	163
180	Series E-2, Rev, 5.95%, 01/01/07	181
350	Series H, Rev., FHA, VA MTGS, 6.05%, 01/01/07	360
380	Sub Series A, Rev., FHA, VA MTGS, 5.35%, 01/01/08	381
		2,906
	Illinois — 4.6%
1,000	Chicago O’Hare International Airport, Second Lien Passenger Facilities, Series A, Rev., AMT, AMBAC, 5.50%, 01/01/09	1,045
3,150	Chicago Park District, Limited Taxation, Series B, GO, AMBAC, 5.00%, 07/01/14	3,374
5,000	Chicago Board of Education, Series A, GO, MBIA, 5.00%, 12/01/14	5,394
3,000	City of Chicago, City Colleges Capital Improvement, GO, FGIC, 6.00%, 01/01/10	3,255
100	City of Chicago, Midway Airport, Series A, AMT, Rev., FSA, 5.13%, 01/01/11	103
	City of Chicago, Single Family Mortgage,
2,105	Series B, Rev., Adj., GNMA/FNMA/FHLMC COLL, 6.00%, 04/01/12	2,107
250	Series C, Rev., MBIA-IBC, 7.00%, 09/01/10	252
4,450	City of Chicago Heights, Series A, GO, FGIC, 5.65%, 12/01/08	4,687
2,936	City of Peru, Construction Freightways Corp. Project, Series B, Rev., 5.25%, 01/01/04 (d) (i)	198
11,625	Cook County, Series A, Rev., 5.00%, 05/15/16	12,510
2,745	DeKalb & Ogle Counties Community College District No. 523, GO, FSA, 5.75%, 02/01/10	2,959
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place
3,430	Series A, Rev., GNMA COLL, 6.50%, 07/20/10	3,828
4,465	Series A, Rev., GNMA COLL, 6.60%, 07/20/10	4,996
120	Peoria, Moline & Freeport, Single Family Collateral Mortgage, Series A, Rev., GNMA COLL FHA/VA MTGS, 7.60%, 04/03/06	120
	State of Illinois
2,800	GO, MBIA, 5.00%, 06/01/13	3,011
5,000	Series A, GO, MBIA, 5.00%, 03/01/14	5,374
3,925	State of Illinois, Sales Tax, Rev., 5.00%, 06/15/14	4,207
		57,420
	Indiana — 2.3%
2,000	City of Indianapolis, Local Public Improvements Bond Bank, Series A, Rev., FSA, 6.50%, 01/01/08	2,104
	City of Indianapolis, Muliti-Family Housing, Turtle Creek, North Apartments
355	Series A, Rev., GNMA, 3.40%, 12/20/09	347
550	Series A, Rev., GNMA, 4.15%, 12/20/09	544
700	Series A, Rev., GNMA, 4.38%, 12/20/19	698
2,000	Indiana Development Finance Authority, Southern Indiana Gas & Electric, Series C, Rev., AMT, Adj., 5.00%, 03/01/30	2,000
1,000	Indiana Health Facility Financing Authority, Ascension Health, Series F, Rev., 5.50%, 11/15/09	1,060
	Indiana Housing & Community Development Authority,
5,000	Series B-2, Rev., GNMA/FNMA, 5.00%, 07/01/14	5,202
3,600	Series C-2, Rev., GNMA/FNMA, 5.00%, 01/01/15	3,745
3,130	Indiana Toll Finance Authority, Toll Road, Rev., 6.00%, 04/03/06	3,150

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Indiana — Continued
4,550	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., AMBAC, 5.75%, 06/01/12	5,065
4,050	Indianapolis Local Public Improvement Bond Bank, Series F, Rev., MBIA, 5.00%, 01/01/16	4,359
4,141	Town of Fremont, Consolidated Freightways Corp. Project, Rev., 5.25%, 05/01/04 (d) (i)	280
		28,554
	Iowa — 1.0%
11,430	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.60%, 06/01/11 (p)	12,537
	Kansas — 1.6%
4,100	Butler County Public Building Commission, Rev., MBIA, 4.50%, 10/01/15	4,201
1,905	City of Wichita, Hospital Facilities Improvement, Series XI, Rev., 6.75%, 11/15/09	2,102
1,030	Kansas Development Finance Authority, Multi-Family Housing, Lom Vista Apartments, Series O, Rev., GNMA COLL, 6.50%, 06/20/09	1,106
2,500	Sedgwick County, Single Family Housing, Mortgage-Backed Securities Program, Series B-3, Rev., Adj., GNMA/FNMA, 5.75%, 12/01/12	2,685
	Sedgwick & Shawnee Counties
2,000	Series A-3, Rev., GNMA/FNMA, 5.50%, 06/01/15	2,121
1,000	Series A-3, Rev., GNMA/FNMA, 5.65%, 06/01/15	1,086
1,350	Sedgwick & Shawnee Counties, Mortgage Backed Securities Program, Series A, Rev., Adj., GNMA/FNMA, 5.25%, 06/01/12	1,381
1,615	Series A, Rev., Adj., GNMA/FNMA COLL, 6.05%, 06/01/13	1,702
2,760	Series A-4, Rev., Adj., GNMA/FNMA COLL, 5.65%, 06/01/12	2,783
30	Shawnee County, Single Family Mortgage, Capital Appreciation, Rev., MBIA FHA, Zero Coupon, 04/01/06	10
		19,177
	Kentucky — 0.9%
10,475	Kentucky Economic Development Finance Authority, Norton HealthCare, Inc., Series B, Rev., MBIA, Zero Coupon, 10/01/06	10,268
345	Meade County, PCR, Olin Corp. Project, Rev., 6.00%, 04/03/06 (i)	345
		10,613
	Louisiana — 2.7%
	Calcasieu Parish Public Transportation Authority
605	Series A, Rev., GNMA/FNMA, 5.55%, 04/01/08	624
435	Series B, Rev., GNMA/FNMA, 5.00%, 04/01/13	442
3,095	City of Shreveport, Series A, GO, FGIC, 6.00%, 05/01/09	3,312
	Jefferson Parish Home Mortgage Authority, Single Family Mortgage
1,060	Series B-1, Rev., Adj., GNMA/FNMA COLL, 6.65%, 06/01/10	1,088
6,210	Series C, Rev., GNMA/FNMA, 4.50%, 12/01/13	6,012
490	Series C-1, Rev., GNMA/FNMA, 7.00%, 06/01/10	497
5,310	Lafayette Public Power Authority Electric, Series Rols RR-II 246-2, Rev., Adj., AMBAC, 6.69%, 11/01/10	5,843
	Louisiana Energy & Power Authority
4,460	Rev., FSA, 5.75%, 01/01/11	4,847
4,320	Rev., FSA, 5.75%, 01/01/12	4,743
2,290	Rev., FSA, 5.75%, 01/01/13	2,538
	Louisiana Housing Finance Agency, Single Family Access Program
165	Series B, Rev., GNMA/FNMA COLL, 8.00%, 03/01/25	168
895	Series D-2, Rev., AMT, GNMA/FNMA, 7.05%, 06/01/10	900
55	Louisiana Puiblic Facilities Authority, Single Family Mortgage, Series B, Rev., GNMA/FNMA, 5.75%, 08/01/07	57
1,000	Louisiana Stadium & Exposition District, Hotel Occupancy Tax & Stadium, Series B, Rev., FGIC, 5.25%, 07/01/09	1,051
	St. Tammany Parish Hospital Service District No. 2
540	Series B, GO, RADIAN, 5.25%, 03/01/11	566
515	Series B, GO, RADIAN, 5.25%, 03/01/12	541
475	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.70%, 11/15/08 (i)	487
		33,716
	Maryland — 2.1%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 09/01/07	238
2,000	City of Baltimore, Port Facilities, Rev., Adj., 6.50%, 03/20/06	2,108

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Maryland — Continued
	Prince Georges County Housing Authority, Mortgage Revenue, Multi-Family Housing, Bristol Apartments Project
1,200	Rev., FNMA, 4.50%, 12/15/15	1,218
3,760	Rev., FNMA, 4.85%, 12/15/15	3,835
5,450	Prince Georges County Housing Authority, Mortgage Revenue, Capital Appreciation, Foxglenn Apartments, Series A, Rev., GNMA COLL, Zero Coupon, 03/20/06	2,173
335	Prince Georges County Housing Authority, Mortgage Revenue, Single Family Mortgage, Series A, Rev., Adj., AMT, GNMA/FNMA/FHLMC, 5.60%, 06/01/12	337
	State of Maryland
10,000	GO, 5.00%, 02/01/12	10,772
5,000	GO, 5.00%, 08/01/13	5,412
		26,093
	Massachusetts — 1.1%
5,000	Commonwealth of Massachusetts, Consolidated Lien, Series A, GO, 5.00%, 03/01/15	5,412
1,795	Massachusetts Educational Financing Authority, Educational Loan, Series E, Rev., AMBAC, 4.60%, 01/01/10	1,819
2,500	Massachusetts Housing Finance Agency, Multi-Family Housing, Series A, Rev., AMBAC, 6.40%, 06/01/06	2,558
85	Massachusetts Housing Finance Agency, Single Family Housing, Series 21, Rev., Adj., 7.13%, 04/03/06	85
1,245	Massachusetts Industrial Finance Agency, University Commons Nursing, Series A, Rev., FHA, 6.55%, 02/01/08	1,357
	New Bedford Housing Authority, Capital Funding Program
675	Series A, Rev., 3.40%, 10/01/11	665
700	Series A, Rev., 3.60%, 10/01/12	694
725	Series A, Rev., 3.75%, 10/01/13	723
750	Series A, Rev., 3.90%, 10/01/14	753
		14,066
	Michigan — 0.4%
3,060	Clawson City School District, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	3,316
1,575	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 5.50%, 11/15/09	1,690
		5,006
	Minnesota — 0.7%
572	Blaine IDR, Consolidated Freightways Corp. Project, Rev., 5.15%, 01/01/04 (d) (i)	39
130	City of Minneapolis, Residual Interest, Convention Capital Appreciation Mortgage, Rev., 7.00%, 04/03/06	130
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.10%, 09/01/09	1,662
1,365	Minnesota Housing Finance Agency, Single Family Mortgage, Series A, Rev., GO OF AGY, 5.75%, 07/01/09	1,382
5,000	State of Minnesota, GO, 5.00%, 08/01/13	5,430
		8,643
	Mississippi — 0.5%
6,400	Mississippi Higher Education Assistance Corp., Student Loan, Series B-3, Rev., GTD STD LNS, 5.45%, 03/01/10	6,709
	Missouri — 1.0%
915	Cameron IDA, Cameron Community Hospital Rev., ACA, 6.25%, 12/01/10	995
2,570	Kansas City, Streetlight Project, Series B, GO, 5.13%, 02/01/07	2,630
2,725	Missouri Housing Development Commission, Series D, Rev., GNMA, 6.00%, 03/01/15	2,959
	Missouri Housing Development Commission, Single Family Howeowner Mortgage,
240	Series B-1, Rev., AMT, GNMA/FNMA COLL, 6.15%, 03/01/10	241
300	Series B-1, Rev., AMT, MBIA-IBC, 7.45%, 03/01/10	305
2,995	St. Louis County Housing Authority, Oakmont Hathaway & Brighton, Series A, Rev., LIQ: FNMA, 4.55%, 05/01/31	3,080
2,000	University City IDA, Multi-Family Housing, Oak Forest Apartment Project, Rev., Adj., LOC: Sumitomo Bank Ltd., 7.38%, 03/01/21	2,001
		12,211
	Montana — 0.5%
	Montana State Board of Housing, Single Family Mortgage,
5,000	Series A, Rev., 5.25%, 12/01/15	5,282
1,245	Series B-2, Rev., AMT, 6.00%, 12/01/10	1,258
		6,540

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Nebraska — 0.7%
3,000	Lancaster County, IDR, Archer-Daniels-Midland Co. Project, Rev., 5.90%, 04/03/06	3,049
5,000	Nebraska Public Power District, ROLS-RR-II-R-209, Rev., Adj., MBIA, 7.20%, 01/01/08	5,392
		8,441
	Nevada — 1.0%
1,885	Las Vegas Special Improvement District No. 707, Special Assessment, Series A, FSA, 5.40%, 06/01/08	1,987
3,000	Director of the State of Nevada Department of Business & Industry, Waste Management, Inc. Project, Rev., Adj., 3.30%, 10/01/14	2,959
1,405	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A-1, Rev., AMT, FNMA COLL, 5.45%, 10/01/15	1,455
	Nevada Housing Division, Single Family Mortgage,
210	Series A-1, Rev., 5.20%, 04/01/08	210
60	Series B-1, Rev., AMT, 6.00%, 04/01/07	60
55	Series C, Rev., FHA/VA/PRIV MTGS, 6.60%, 04/03/06	55
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.00%, 04/01/16	5,866
		12,592
	New Jersey — 3.4%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.00%, 01/01/15	2,495
	New Jersey EDA, School Facilities Construction,
3,000	Series O, Rev., 5.25%, 03/01/14	3,266
3,000	Series P, Rev., 5.25%, 09/01/16	3,280
	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems,
1,295	Rev., RADIAN, 5.00%, 07/01/10	1,360
1,355	Rev., RADIAN, 5.00%, 07/01/11	1,431
7,500	New Jersey Transportation Trust Fund Authority, Series II-R-149, Rev., Adj., AMBAC, 7.20%, 12/15/08 (m)	8,181
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
10,000	Series A, Rev., AMBAC, 5.50%, 12/15/15	11,259
10,000	Series C, Rev., MBIA, 5.25%, 06/15/15	11,029
		42,301
	New Mexico — 1.1%
	New Mexico Educational Assistance Foundation, Student Loan Program,
985	1st Sub Series A-2, Rev., GTD STD LNS, 6.20%, 11/01/06	995
590	1st Sub Series A-2, Rev., GTD STD LNS, 6.30%, 11/01/06	596
4,000	New Mexico Mortgage Finance Authority, Series D-1, Class, Rev., AMT, GNMA/FNMA/FHLMC, 5.85%, 07/01/15	4,347
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
205	Series A-2, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.05%, 07/01/07	206
100	Series A-2, Rev., GNMA/FNMA COLL, 4.60%, 09/01/29	100
5,530	Series C-2, Rev., AMT, FNMA/GNMA, 4.70%, 09/01/12	5,598
1,250	Series E-2, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.80%, 09/01/09	1,302
		13,144
	New York — 5.2%
1,095	Hempstead Town IDA, Adelphi University Civic Facilities, Rev., 5.25%, 02/01/09	1,148
	Islip Resource Recovery Agency, 1985 Facility,
1,000	Series F, Rev., FSA, 5.00%, 07/01/12	1,053
2,140	Series F, Rev., FSA, 5.00%, 07/01/13	2,251
6,525	Long Island Power Authority, Electric Generators, Rev., MBIA, 5.25%, 04/01/08	6,818
1,000	Metropolitan Transportation Authority, Tax Notes, Series C, Rev., 5.25%, 11/15/14	1,094
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., MBIA, 5.25%, 01/01/12	1,452
	New York City,
2,000	Series A, GO, 5.25%, 08/01/07	2,062
5,000	Series C, GO, 5.50%, 02/01/13	5,487
7,500	Series D, GO, 5.00%, 11/01/14	7,899
5,270	Series G, GO, 5.00%, 08/01/13	5,646
5,000	Series G, GO, 5.00%, 08/01/14	5,369
	New York City, Unrefunded Balance,
2,015	Series A, GO, 5.25%, 11/01/08	2,102
1,000	Series B, GO, 5.25%, 08/01/07	1,031
2,085	Series C, GO, XLCA-ICR, 5.50%, 11/15/09	2,171
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.00%, 06/01/13	2,093

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	New York — Continued
	New York State Dormitory Authority, Jewish Board of Family & Children,
1,050	Rev., AMBAC, 5.00%, 07/01/10	1,108
1,100	Rev., AMBAC, 5.00%, 07/01/11	1,169
1,150	Rev., AMBAC, 5.00%, 07/01/12	1,230
3,070	New York State Urban Development Corp., Series A, Rev., 5.25%, 01/01/21	3,201
	Tobacco Settlement Financing Authority, Asset Backed,
1,675	Series B-1, Rev., XLCA-ICR, 4.00%, 06/01/12	1,711
8,000	Series C-1, Rev., 5.50%, 06/01/11	8,642
		64,737
	North Carolina — 1.5%
770	Asheville Housing Authority, Multi-Family Housing, Battery Park Apartments, Series A, Rev., GNMA COLL, 3.90%, 08/20/14	750
3,000	North Carolina Eastern Municipal Power Agency, Series A, Rev., AMBAC, 5.00%, 01/01/16	3,255
500	North Carolina Housing Finance Agency, Home Ownership, Series 8-A, Rev., AMT, 5.95%, 01/01/10	505
13,000	State of North Carolina, Public Improvement, Series B, GO, 5.00%, 04/01/13	13,903
		18,413
	North Dakota — 0.0%
380	North Dakota State Housing Finance Agency, Housing Finance Program, Series A, Rev., 6.00%, 01/01/07	391
	Ohio — 5.6%
6,000	City of Akron, Akron Municipal Baseball Stadium Project, COP, 6.90%, 12/01/06 (p)	6,268
2,750	City of Cleveland, Public Power Systems, First Mortgage, Series 1, Rev., MBIA, 5.13%, 11/15/06	2,833
1,320	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Series B, Rev., 4.50%, 05/15/14	1,329
1,675	Cleveland-Cuyahoga County Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	1,696
	Cleveland-Cuyahoga County Port Authority, Port Cleveland Bond Fund,
585	Series 1, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	611
1,055	Series A, Rev., 6.20%, 05/15/12	1,120
1,920	Series C, Rev., 5.25%, 11/15/12	1,972
1,015	Cleveland-Cuyahoga County Port Authority, Port Development C & P Docks Project Series 1, Rev., 6.00%, 03/01/07 (p)	1,032
1,900	Cleveland-Cuyahoga County Port Authority, Port Development of Cleveland, Series A, Rev, 5.38%, 05/15/08	1,928
	Cuyahoga County, Multi-Family Housing, Carter Manor,
300	Rev., GNMA, 3.25%, 09/20/09	297
550	Rev., GNMA, 4.00%, 09/20/14	537
	Dublin City School District, Capital Appreciation,
2,885	GO, FGIC, Zero Coupon, 12/01/13	2,121
3,580	GO, FGIC, Zero Coupon, 12/01/14	2,514
1,000	Franklin County, Online Computer Library Center, Rev., 5.00%, 04/15/09	1,036
1,065	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.95%, 12/20/10	1,133
2,500	Montgomery County, Care Facilities, Mary Scott Project, Series A, Rev., GNMA COLL, 6.55%, 09/20/11	2,802
4,500	Montgomery County, Hospital Improvement, Kettering Medical Center, Rev., MBIA, 5.63%, 04/03/06	4,598
1,000	Ohio Air Quality Development Authority, Cleveland Pollution Control, Series B, Rev., Adj., 3.75%, 10/01/08	995
320	Ohio Housing Finance Agency, Residential Mortgage, Series B, Rev., GNMA COLL, 4.65%, 09/01/08	320
2,400	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series C, Rev., GNMA COLL, 4.63%, 01/01/11	2,404
12,000	Ohio State Building Authority, Adult Correctional Building Fund, Series B, Rev., 5.25%, 04/01/14	13,193
	RiverSouth Authority, RiverSouth Area Redevelopment,
2,430	Series A, Rev., 5.00%, 12/01/15	2,617
1,135	Series A, Rev., 5.25%, 12/01/15	1,249
2,000	State of Ohio, Higher Education Capital Facilities, Series II-A, Rev., 5.50%, 12/01/09	2,140
1,000	State of Ohio, Mortgage, Rev., FHA, 6.20%, 08/01/06	1,029
3,000	State of Ohio, Water Development Authority, Solid Waste Management, Rev., Adj., 4.85%, 11/01/07	3,031

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Ohio — Continued
	Summit County Port Authority, Eastland Woods Project,
260	Series A, Rev., FHA, 3.25%, 12/20/09	254
425	Series A, Rev., FHA, 4.00%, 12/20/14	414
580	Series A, Rev., FHA, 4.35%, 12/20/14	576
1,020	Series A, Rev., FHA, 4.75%, 12/20/14	1,023
	Toledo-Lucas County Port Authority Development, Northwest Ohio Bond Fund,
755	Series C, Rev., AMT, 6.00%, 05/15/11	793
865	Series E, Rev., 6.10%, 11/15/10	902
370	Series F, Rev., 6.00%, 11/15/07	376
	Toledo-Lucas County Port Authority Development, Northwest Ohio Bond Fund, Oracle,
1,590	Series C, Rev., 5.35%, 11/15/12	1,641
645	Series C, Rev., AMT, 4.35%, 11/15/07	650
500	Upper Arlington City School District, GO, FSA, 5.00%, 06/01/15	535
1,710	Upper Arlington City School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/14	1,200
		69,169
	Oklahoma — 1.3%
1,205	Canadian County Home Finance Authority, Single Family Mortgage, Mortgage Backed Securities Program, Series A, Rev., Adj., GNMA COLL, 6.70%, 09/01/10	1,215
2,000	Enid Municipal Authority, Sales Tax and Utility Rev., AMBAC, 4.50%, 02/01/09	2,048
2,500	Oklahoma County Home Finance Authority, Mortgage Backed Securities, Series A-2, Rev., GNMA, 5.70%, 04/01/15	2,669
7,000	Oklahoma Development Finance Authority, Hillcrest Healthcare System, Series A, Rev., 5.63%, 08/15/09 (p)	7,518
2,110	Oklahoma Housing Finance Agency, Single Family Mortgage, Series D, Rev., GNMA/FNMA, 5.95%, 03/01/15	2,287
		15,737
	Oregon — 2.4%
9,835	Clackamas County School District No. 62 Oregon City, GO, SCH BD GTY, 6.00%, 06/15/10 (p)	10,796
1,720	Keizer Urban Renewal Agency, North River Economic, Tax Allocation, Series A, 5.00%, 12/01/12 (p)	1,788
1,890	Oregon State Department of Administrative Services, Education Project, Series A, Rev., FSA, 5.25%, 04/01/09	2,000
2,555	Oregon State Facilities Authority, Cascadian Terrace Appartments, Series A, Rev., LOC: Bank of the West, 5.10%, 05/01/13	2,632
4,000	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., 5.63%, 07/01/15	4,281
2,485	Port of Portland, Portland International Airport, Series D, Rev., AMT, FGIC, 5.50%, 07/01/13	2,674
5,410	Wahington, Multnomah & Yamill Counties School District No. 1J, Series 171, Adj., GO, MBIA, 6.50%, 06/01/12 (m)	6,142
		30,313
	Other Territory — 4.3%
	Multifamily Housing Revenue Bond Pass-Through Certificates,
2,510	Series 7, Rev., Adj., 5.85%, 12/01/11	2,601
1,420	Series 2000-2, Rev., Adj., 6.00%, 11/01/10	1,468
2,890	Series 2000-3, Rev., Adj., 6.00%, 11/01/10	2,987
1,820	Series 2000-4, Rev., Adj., 6.00%, 11/01/10	1,881
2,435	Multifamily Housing Revenue Bond Pass-Through Certificates, Bent Tree, Series 3, Rev., 6.00%, 05/01/34	2,677
1,510	Multifamily Housing Revenue Bond Pass-Through Certificates, Grand Reserve Apartments of Texas, Series 8, Rev., Adj., 5.95%, 12/01/11	1,567
2,435	Multifamily Housing Revenue Bond Pass-Through Certificates, Lakewood Jefferson County, Series 6, Rev., 5.75%, 11/01/34	2,600
1,970	Multifamily Housing Revenue Bond Pass-Through Certificates, Manzano Mesa Apartments, Series 2, Rev., Adj., 5.95%, 12/01/11	2,041
2,830	Multifamily Housing Revenue Bond Pass-Through Certificates, Meridian TDHCA, Series 9, Rev., 5.85%, 11/01/34	3,042
2,050	Multifamily Housing Revenue Bond Pass-Through Certificates, North Oak Crossing IDA, Series 11, Rev., Adj., 5.75%, 12/01/11	2,133
2,005	Multifamily Housing Revenue Bond Pass-Through Certificates, Park Row in Houston, Series 14, Rev., 5.75%, 11/01/34	2,135
2,355	Multifamily Housing Revenue Bond Pass-Through Certificates, Ranch View, Series 5, Rev., 6.00%, 05/01/34	2,589

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Other Territory — Continued
2,435	Multifamily Housing Revenue Bond Pass-Through Certificates, Silverton, Series 4, Rev., 6.00%, 05/01/34	2,677
2,215	Multifamily Housing Revenue Bond Pass-Through Certificates, Skyway Villas TDHCA, Series 7, Rev., 5.95%, 11/01/34	2,397
1,345	Multifamily Housing Revenue Bond Pass-Through Certificates, Stanford Arms, Series 17, Rev., 5.75%, 11/01/34	1,436
1,910	Multifamily Housing Revenue Bond Pass-Through Certificates, Sterling Park in Adams Center, Series 13, Rev., 5.80%, 12/01/11	1,992
1,790	Multifamily Housing Revenue Bond Pass-Through Certificates, Stonecrest-Dekalb County, Series 8, Rev., 5.90%, 12/01/11	1,869
2,165	Multifamily Housing Revenue Bond Pass-Through Certificates, Tierra Antigua, Series 15, Rev., 5.75%, 12/01/11	2,240
3,225	Multifamily Housing Revenue Bond Pass-Through Certificates, Town Center Villas, Series 12, Rev., Adj., 5.80%, 12/01/11 (m)	3,375
1,655	Multifamily Housing Revenue Bond Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.85%, 06/01/11	1,726
2,805	Multifamily Housing Revenue Bond Pass-Through Certificates, Western Groves Apartments of Arizona, Series 4, Rev., Adj., 5.80%, 12/01/11	2,893
2,840	Multifamily Housing Revenue Bond Pass-Through Certificates, Wildwood TDHCA, Series 10, Rev., 5.85%, 11/01/34	3,053
1,940	Multifamily Housing Revenue Bond Pass-Through Certificates, Woodward Gables, Series 16, Rev., 5.60%, 12/01/11	1,995
		53,374
	Pennsylvania — 1.6%
8,990	Allegheny County, Series C-57, GO, FGIC, 5.00%, 11/01/14	9,582
1,700	City of Philadelphia, Series A, GO, XLCA, 5.00%, 02/15/12	1,809
	Pennsylvania State Housing Finance Agency, Single Family Mortgage,
1,280	Series 47, Rev., AMT, 6.75%, 10/01/08	1,336
1,365	Series 47, Rev., AMT, 6.75%, 10/01/09	1,438
1,455	Series 47, Rev., AMT, 6.75%, 10/01/10	1,542
840	Series 64, Rev., AMT, Zero Coupon, 10/01/08	750
2,500	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Series A, Rev., MBIA, 5.70%, 11/15/11	2,725
350	Philadelphia Authority for Industrial Development, Senior Living, Arbor House Project, Series E, Rev., 4.70%, 07/01/13	350
300	Philadelphia Authority for Industrial Development, Senior Living, Rieder House Project, Series A, Rev., 4.70%, 07/01/13	300
285	Philadelphia Authority for Industrial Development, Senior Living, Saligman House Project, Series C, Rev., 4.70%, 07/01/13	285
		20,117
	Puerto Rico — 1.3%
3,460	Children’s Trust Fund, Tobacco Settlement, Series 149, Rev., Adj., 7.99%, 07/01/08 (m) (p)	4,041
	Commonwealth of Puerto Rico, Public Improvement,
2,000	Series C, GO, Adj., 5.00%, 07/01/18	2,049
10,000	Series C, GO, Adj., RADIAN-IBC, 5.00%, 07/01/18	10,334
		16,424
	South Carolina — 0.5%
1,745	Piedmont Municipal Power Agency, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/19	2,193
4,000	South Carolina EDA, Republic Services Inc. Project, Rev., Adj., 3.25%, 03/02/06	3,958
200	South Carolina Resource Authority, Local Government, Series A, Rev., 7.25%, 04/03/06	201
		6,352
	South Dakota — 0.3%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
1,550	Series D, Rev., 4.80%, 05/01/11	1,617
1,950	Series D, Rev., 4.90%, 01/01/11	2,040
		3,657
	Tennessee — 1.2%
770	Bristol Industrial Development Board, Multi-Family Housing, Shelby Heights Apartments Project, GO, Rev., FSA, 6.10%, 03/01/07	788
3,425	Knox County Health Educational & Housing Facilities Board, Multi-Family Housing Eastowne Village Project, Rev., Adj., VAR, LIQ: FNMA, 4.90%, 06/01/31	3,483

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Tennessee — Continued
1,100	Municipal Energy Acquisition Corp., Gas, Rev., FSA, 4.13%, 03/01/09	1,121
2,000	Tennergy Corp., Gas, Rev., MBIA, 5.00%, 06/01/09 (p)	2,091
5,000	Tennessee Housing Development Agency, Homeownership Program, Series 3-A, Rev., AMT, GO, 5.13%, 07/01/14	5,183
1,750	Tennessee Housing Development Agency, Single Family Housing, Homeownership Program, Series 3, Rev., AMT, GO, 5.30%, 01/01/09	1,817
		14,483
	Texas — 5.3%
1,385	Arlington Housing Finance Corp., Single Family, Rev., Adj., GNMA/FNMA, 6.40%, 05/01/12	1,404
	Arlington Housing Finance Corp., Single Family, Various Mortgages,
575	VAR, Adj., 6.40%, 06/01/27	578
890	VAR, Adj., 6.40%, 06/01/34	894
1,925	Brazos River Authority, Utilities Electricity Co., Series B, Rev., Adj., 5.05%, 06/01/30	1,933
3,000	City of Austin, Airport System, Prior Lien, Rev., MBIA, 5.25%, 11/15/13	3,245
4,465	City of Dallas, GO, 5.00%, 02/15/14	4,754
3,000	City of San Antonio, Hotel Occupancy, Sub Lien, Series B, Rev., Adj., AMBAC, 5.00%, 08/15/34	3,099
	Dallas-Fort Worth International Airport Facilities Improvement Corp,
3,000	Series A, Rev., FSA, 5.50%, 11/01/13	3,260
3,000	Series A, Rev., XLCA, 5.00%, 11/01/09	3,111
4,000	El Paso Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/08	2,930
195	Galveston Property Finance Authority, Single Family Mortgage, Series A, Rev., 8.50%, 04/03/06	196
3,000	Grapevine-Colleyville Independent School District, GO, PSF-GTD, 8.25%, 06/15/08	3,305
4,885	Harris County Hospital District, Rev., MBIA, 5.75%, 08/15/10	5,278
3,345	Harris County — Houston Sports Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 11/15/08	2,587
4,950	Harris County — Houston Sports Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 11/15/08	3,245
785	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev, 4.25%, 11/01/12	760
	Keller Independent School District, Capital Appreciation,
1,880	GO, PSF-GTD, Zero Coupon, 08/15/09	1,659
1,750	GO, PSF-GTD, Zero Coupon, 08/15/10	1,484
5,490	Little Elm Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/12	1,282
3,000	Lower Colorado River Authority, LCRA Transmission Service, Rev., FSA, 5.25%, 05/15/12	3,223
4,000	State of Texas, Series B1 & B2, GO, Adj., 9.23%, 09/30/11 (m)	5,005
2,215	Tarrant County Housing Finance Corp., Single Family Mortgage, Rev., Adj., GNMA/FNMA, 5.70%, 06/01/34	2,234
5,000	Texas State Affordable Housing Corp., Professional Educators Home, Rev., Adj., GNMA/FNMA/FHLMC, 4.60%, 09/01/15	5,264
980	Texas State Affordable Housing Corp., Single Family Mortgage, Series 2002-1, Rev., Adj., GNMA/FNMA, 7.10%, 03/01/12	991
1,830	Texas State Affordable Housing Corp., Teachers Home Loan Program, Rev., Adj., GNMA/FNMA COLL, 6.20%, 09/01/12	1,889
1,945	Tyler Health Facilities Development Corp., East Texas Medical Center, Series D, Rev., Adj, FSA, 5.38%, 02/16/09	2,057
		65,667
	Utah — 0.4%
750	Utah State Housing Corp., Single Family Mortgage, Series G, Class I, Rev., 3.10%, 07/01/08	741
	Utah State Housing Finance Agency, Single Family Mortgage,
775	Series D-2, Rev., 5.35%, 01/01/08	797
85	Series F, Class II, Rev., 6.30%, 07/01/09	85
3,000	Utah Transit Authority, Sales Tax, Series A, Rev., FSA, 5.00%, 12/15/12	3,201
		4,824

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Virginia — 0.6%
	Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Oxford Apartments Project,
3,690	Rev., 6.10%, 10/01/08 (i)	3,685
3,500	Rev., 6.25%, 10/01/08 (i)	3,501
		7,186
	Washington — 4.8%
2,000	Chelan Public Utilities District No.1, Chelan Hydro, Series D, Rev., MBIA, 6.35%, 07/01/07	2,110
5,000	City of Seattle, Light & Power, Rev., FSA, 5.00%, 08/01/14	5,363
1,000	Energy Northwest, Electric, Rev., MBIA, 5.00%, 07/01/11	1,045
3,000	Energy Northwest, Electric, Project No. 1, Series A, Rev., FSA, 5.50%, 07/01/12	3,285
10,675	Energy Northwest, Electric, Project No. 3, Series B, Rev., MBIA, 5.50%, 07/01/10	11,405
2,530	Grant County Public Utility District No. 2 Priest Rapids, Rev., FGIC, 5.00%, 01/01/16	2,719
3,500	King County School District No. 411 Issaquah, GO, 6.25%, 06/01/10	3,872
1,650	Klickitat County Public Utility District No. 1, Series B, Rev., AMBAC, 5.25%, 12/01/11	1,781
	Quinault Indian Nation, Quinault Beach,
5,290	Series A, Rev., ACA, 5.80%, 12/01/09	5,555
1,700	Series A, Rev., ACA, 5.85%, 04/03/06	1,702
1,135	Washington Higher Education Facilities Authority, Gonzaga University Project, Rev., MBIA, 4.50%, 04/01/09	1,166
	Washington Public Power Supply System,
2,500	Rev., Adj., FSA, 9.24%, 07/01/11	2,964
2,500	Series A, Rev., 5.00%, 07/01/07	2,620
4,500	Series A, Rev., 6.30%, 07/01/12	5,136
3,400	Series A, Rev., AMBAC, 5.50%, 07/01/06	3,488
1,720	Series B, Rev., MBIA, 5.13%, 07/01/07	1,787
1,260	Washington Public Power Supply System, Compound Interest, Series A, Rev., Zero Coupon, 07/01/07 (p)	1,204
2,315	Washington State Housing Finance Commission, Mortgage Backed Securities Program, Evergreen, Rev., GNMA COLL, 7.00%, 01/01/11	2,537
		59,739
	Wisconsin — 1.0%
1,350	Badger Tobacco Asset Securitization Corp., Rev., 5.75%, 06/01/11	1,439
5,000	City of Kenosha, Series D, GO, AMBAC, Zero Coupon, 09/01/15	3,383
6,000	State of Wisconsin, Series 1, GO, MBIA, 5.00%, 05/01/10	6,339
570	Wisconsin Housing & EDA, Home Ownership, Series E, Rev., AMT, 5.75%, 07/01/10	579
		11,740
	Total Municipal Bonds (Cost $1,152,806)	1,163,720

SHARES
Short-Term Investments — 6.2%
	Investment Companies — 6.2%
6,387	BlackRock Investment Quality Municipal Fund	7,736
58,387	JPMorgan Tax Free Money Market Fund (b) (m)	58,387
10,798	Nuveen Premium Income Municipal Fund	11,094
	Total Short-Term Investments (Cost $75,572)	77,217
	Total Investments — 100.0% (Cost $1,228,378)	1,240,937
	Other Assets in Excess of Liabilities — 0.0% (g)	322
	NET ASSETS — 100.0%	$1,241,259

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Municipal Bonds — 98.6%
	California — 0.7%
1,500	State of California, GO, 5.00%, 03/01/16	1,601
	Colorado — 1.7%
2,350	Colorado Housing & Facilities Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	1,658
2,810	El Paso County, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	1,919
		3,577
	Florida — 0.5%
1,000	Miami-Dade County, Aviation, Miami International Airport, Series B, Rev., AMT, XLCA, 5.00%, 10/01/15	1,054
	Kansas — 0.8%
1,000	Kansas City, Single Family Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	705
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	936
		1,641
	Louisiana — 0.5%
1,685	Jefferson Parish Home Mortgage Authority, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,051
	Missouri — 0.5%
1,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series AA, Rev., MBIA, 6.40%, 06/01/10	1,108
	Ohio — 92.2%
1,000	Adams County, School District, Adams & Highland County, GO, MBIA, 5.45%, 04/03/06	1,022
1,000	City of Akron, Community Learning Centers, Series A, Rev., FGIC, 5.25%, 12/01/13	1,090
	City of Akron, Sanitation Sewer System,
1,030	Rev., FGIC, 5.38%, 12/01/13	1,142
1,070	Rev., FGIC, 5.50%, 12/01/12	1,186
1,000	Rev., MBIA, 5.65%, 12/01/06 (p)	1,027
1,100	City of Akron, Various Purpose, GO, MBIA, 5.00%, 12/01/10	1,170
1,000	Avon Lake City School District, GO, FGIC, 5.50%, 12/01/09 (p)	1,087
1,280	Belmont County, Improvement East Ohio Regional Hospital, Rev., ACA, 5.25%, 01/01/08	1,312
	Bowling Green State University,
725	Rev., AMBAC, 5.65%, 06/01/06 (p)	736
1,000	Rev., FGIC, 5.75%, 06/01/10 (p)	1,097
1,095	Butler County, Sewer System, Rev., FGIC, 5.25%, 12/01/09 (p)	1,172
1,250	Butler County Transportation Improvement District, Series A, Rev., FSA, 5.13%, 04/01/08 (p)	1,315
1,500	Cincinnati City School District, School Improvement, GO, MBIA, 5.38%, 12/01/11 (p)	1,638
	City of Cleveland,
1,015	GO, AMBAC, 5.25%, 12/01/14	1,115
1,000	GO, FGIC, 5.60%, 12/01/10 (p)	1,100
1,000	GO, MBIA, 5.75%, 08/01/11	1,106
1,220	Rev., AMBAC, 5.50%, 11/15/11	1,331
2,000	Series A, Rev., FSA, 5.25%, 01/01/10	2,119
1,000	Series A, Rev., AMT, FSA, 5.13%, 01/01/08	1,030
	City of Cleveland, Capital Appreciation, First Mortgage,
2,000	Series A, Rev., MBIA, Zero Coupon, 11/15/09	1,750
3,000	Series A, Rev., MBIA, Zero Coupon, 11/15/11	2,424
	City of Cleveland, Cleveland Stadium Project,
2,325	Rev., COP, AMBAC, 5.25%, 11/15/07	2,432
5,250	Rev., COP, AMBAC, Zero Coupon, 11/15/11	4,235
1,000	City of Cleveland, Various Purpose, GO, Adj., MBIA, 5.00%, 12/01/10	1,064
1,340	City of Cleveland, Waterworks, Series I, Rev., FSA, 5.25%, 01/01/08	1,393
2,200	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., MBIA, 5.50%, 01/01/13	2,357
714	City of Columbus, Clintonville II Street Light Assessment, GO, 4.40%, 09/01/15	722
1,000	City of Columbus, Police & Firemen Disability, GO, 5.00%, 07/15/08 (p)	1,041
1,000	City of Columbus, Sewer Improvement, GO, 6.75%, 09/15/06 (p)	1,018
1,265	City of Defiance, Waterworks System Improvements, GO, AMBAC, 5.65%, 12/01/08	1,357
1,495	City of Newark, Capital Appreciation, GO, FGIC, Zero Coupon, 12/01/11	1,204
	City of Reading, St. Marys Educational Institute,
1,160	Rev., RADIAN, 5.65%, 02/01/10	1,230
1,000	Rev., RADIAN, 5.70%, 02/01/10	1,059
890	City of Strongsville, GO, 6.70%, 12/01/06 (p)	929
110	City of Strongsville, Unrefunded Balance, GO, 6.70%, 12/01/06	115
1,000	City of Toledo, GO, AMBAC, 5.63%, 12/01/06 (p)	1,036

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,355	City of Toledo, School District, School Facilities Improvement, GO, FSA SD CRED PROG, 5.00%, 12/01/12	1,462
1,000	City of Toledo, Sewer System, Rev., MBIA, 5.25%, 11/15/09	1,075
2,975	Clermont County Improvement Sewer District, Rev., AMBAC, 5.25%, 08/01/13	3,236
900	Cleveland-Cuyahoga County Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	911
795	Cleveland-Cuyahoga County Port Authority, Port Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	831
900	Cleveland-Cuyahoga County Port Authority, Port Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.50%, 11/15/11	952
2,400	Cuyahoga County, Series A, Rev., 6.00%, 07/01/13	2,672
2,000	Cuyahoga County, Benjamin Rose Institute Project, Rev., 5.50%, 12/01/08 (p)	2,115
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, MBIA, Zero Coupon, 10/01/13	1,113
1,665	Cuyahoga County, Hospital Improvement, Series A, Rev., MBIA-IBC, 5.63%, 04/03/06	1,701
2,250	Cuyahoga County, Improvement, University Hospital Health, Series A, Rev., MBIA, 5.50%, 04/03/06	2,298
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., MBIA, 5.13%, 02/15/07	1,033
	Cuyahoga County, Multi-Family Housing, Clifton Plaza,
340	Rev., GNMA COLL, 3.40%, 06/20/10	334
540	Rev., GNMA COLL, 4.15%, 06/20/15	536
1,000	Cuyahoga County, University School Project, Series B, Rev., Adj., LOC: Keybank N.A., 5.30%, 12/01/29	1,047
1,000	Cuyahoga County, Walker Center, Inc., Series I, Rev., AMBAC, 5.25%, 07/01/08	1,043
1,500	Dayton City School District, School Facilities Construction & Improvement, Series D, GO, FGIC, 5.00%, 12/01/11	1,609
1,125	Dublin City School District, School Facilities Construction & Improvement, GO, 4.50%, 12/01/10	1,173
435	Erie County, Hospital Facilities, Firelands Regional Medical Center, Series A, Rev., 4.50%, 08/15/07	440
1,250	Franklin County Development, American Chemical Society Project, Rev., 5.50%, 10/01/09	1,323
1,000	Franklin County, Economic Development, Capitol South Community Urban, Rev., 5.70%, 06/01/10 (i)	1,038
1,000	Franklin County, Health Care Presbyterian Services, Rev., 5.50%, 07/01/08	1,027
	Franklin County, Improvement Children’s Hospital Project,
1,260	Rev., AMBAC, 5.50%, 05/01/11 (p)	1,380
1,290	Series A, Rev., 5.65%, 11/01/06	1,320
1,065	Series A, Rev., 5.75%, 11/01/06	1,089
800	Series A, Rev., 5.80%, 11/01/06	817
2,000	Franklin County, Online Computer Library Center, Series A, Rev., 5.00%, 10/01/08	2,064
1,025	Hamilton County, Convention Facility Authority, Second Lien, Rev., FGIC, 5.00%, 06/01/14	1,096
1,000	Huron County, Correctional Facility Issue I, Series I, GO, MBIA, 5.70%, 12/01/07 (p)	1,057
1,545	Kings Local School District, GO, MBIA, 5.00%, 06/01/15	1,652
2,070	Lake County, Building Improvement, GO, MBIA, 5.00%, 06/01/15	2,217
1,400	Lake Local School District, School Improvement, GO, FSA, 5.00%, 06/01/15	1,507
2,535	Lakota Local School District, GO, FGIC, 5.10%, 12/01/08 (m)	2,658
1,120	Lebanon City School District, School Construction, GO, FSA, 5.00%, 06/01/15	1,201
1,930	London City School District, School Facilities Construction & Improvement, GO, FGIC, 5.25%, 12/01/11	2,088
2,000	Lorain County Hospital, Catholic Healthcare Partners, Series S, Rev., MBIA, 5.63%, 09/01/07	2,090
2,000	Lucas County, Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.63%, 11/15/09	2,152
2,430	Lucas County, Multi-Family Housing, Neighborhood Properties, Inc. Project, Rev., LOC: Keybank N.A., 5.20%, 11/01/08	2,505
2,700	Mahoning Valley Sanitation District, Rev., FSA, 5.13%, 12/15/08 (m)	2,834
2,500	Middleburg Heights, Southweast General Health Center, Rev., FSA, 5.70%, 08/15/08	2,665
1,000	Middletown City School District, School Improvement, GO, FGIC, 5.00%, 12/01/13	1,070

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,000	Minster Local School District, School Facilities & Construction, GO, FSA, 5.50%, 12/01/10 (p)	1,096
1,750	Montgomery County, Catholic Health, Rev., 4.25%, 09/01/09	1,783
1,000	Montgomery County, Chevy Chase Apartments, Rev., FHLMC, 4.60%, 11/01/13	1,007
	Montgomery County, Grandview Hospital & Medical Center,
1,000	Rev., 5.35%, 12/01/07 (p)	1,047
1,575	Rev., 5.65%, 12/01/07 (p)	1,681
305	Ohio Capital Corp. for Housing Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.90%, 04/03/06	305
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
1,000	Series A, Rev., AMT, GNMA COLL, 4.30%, 03/01/16	1,000
370	Series C, Rev., GNMA COLL, 4.15%, 09/01/06	371
225	Series D, Rev., 4.20%, 09/01/10	227
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 01/15/15 (p)	1,725
	Ohio State Building Authority, State Facilities, Adult Correction Building,
2,480	Series A, Rev., 5.25%, 10/01/09 (p)	2,648
1,000	Series A, Rev., AMBAC, 5.50%, 04/01/07 (p)	1,032
1,000	Series A, Rev., FSA, 5.50%, 10/01/08	1,049
2,450	Series A, Rev., FSA, 5.50%, 10/01/11	2,674
1,000	Ohio State Building Authority, State Facilities, Highway Safety Building, Series A, Rev., AMBAC, 5.38%, 04/01/07 (p)	1,030
1,000	Ohio State Building Authority, Workers Compensation Facilities, Series A, Rev., FGIC, 5.00%, 04/01/11	1,065
2,300	Ohio State Higher Educational Capital Facilities, Series A, GO, FSA-CR, 5.25%, 02/01/10	2,437
3,750	Ohio State Higher Educational Facility Commission, Baldwin Capital Appreciation Higher Education, Rev., AMBAC, 4.95%, 12/01/06 (p)	3,831
	Ohio State Turnpike Commission,
1,500	Rev., 5.50%, 02/15/11	1,624
5,155	Series A, Rev., FGIC, 5.50%, 02/15/14 (m)	5,754
1,000	Ohio State University, Series B, Rev., 5.25%, 06/01/13	1,093
1,000	Ohio State University, General Receipts, Series A, Rev., 5.50%, 12/01/09 (p)	1,079
2,510	Ohio State Water Development Authority, Fresh Water Service, Rev., AMBAC, 5.80%, 04/03/06 (p)	2,564
2,370	Ohio State Water Development Authority, Loan Fund - State Match Service, Rev., 4.00%, 06/01/09	2,410
1,205	Ohio State Water Development Authority, Pure Water, Series I, Rev., AMBAC, 7.00%, 03/20/06 (p)	1,277
1,250	Ohio State Water Development Authority, State Match, Rev., 5.00%, 06/01/14	1,343
2,250	Ohio State Water Development Authority, Water Control Loan Fund - Water Quality Service, Rev., MBIA, 5.50%, 12/01/07 (p)	2,348
500	Olentangy Local School District, GO, BIG, 7.75%, 12/01/11	604
1,000	Plain Local School District, GO, FGIC, 5.80%, 06/01/11	1,101
2,550	RiverSouth Authority, Redevelopment, Series A, Rev., 5.00%, 12/01/15	2,737
1,000	Sandusky County, Hospital Facility, Rev., 5.10%, 01/01/08	1,010
630	Shaker Heights City School District, Series A, GO, 7.10%, 12/15/10	690
1,260	Southwest Licking Local School District, GO, FGIC, 5.75%, 12/01/14	1,442
1,710	Springfield County School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,318
1,000	State of Ohio, Baldwin Higher Educational Facility, Wallace College Project, Rev., 5.50%, 06/01/14	1,072
	State of Ohio, Common Schools,
2,765	Series A, GO, 5.00%, 09/15/08	2,867
1,205	Series A, GO, 5.25%, 09/15/12	1,315
1,250	Series B, GO, 5.00%, 03/15/14	1,337
1,630	State of Ohio, Common Schools, Capital Facilities, Series B, GO, 5.50%, 09/15/08	1,710
1,110	State of Ohio, Conservation Project, Series A, GO, 4.00%, 09/01/10	1,132
	State of Ohio, Infrastructure Improvements,
1,955	GO, 5.75%, 02/01/10 (p)	2,115
1,500	Series D, GO, 5.00%, 03/01/14	1,601
1,500	State of Ohio, Mental Health Capital Facilities II, Series B, Rev., 5.50%, 06/01/11	1,624
1,000	State of Ohio, University of Dayton 2001, Rev., AMBAC, 5.38%, 06/01/11	1,083
1,000	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.13%, 05/15/15	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
	Toledo Lucas County, Port Authority Development, Northwest Ohio Bond Fund,
855	Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.13%, 11/15/09	897
625	Series E, Rev., 6.10%, 11/15/10	652
550	Series F, Rev., 6.00%, 11/15/07	559
1,675	Toledo Lucas County, Port Authority Development, Northwest Ohio Bond Fund, Superior, Series A, Rev., 5.10%, 05/15/09	1,709
1,500	University of Cincinnati, General Receipts, Series A, Rev., AMBAC, 5.00%, 06/01/14	1,613
1,135	University of Toledo, General Receipts, Rev., FGIC, 5.25%, 06/01/11	1,213
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.00%, 11/01/10	1,064
1,680	Westerville City School District, GO, MBIA, 5.25%, 06/01/11 (p)	1,814
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, FGIC, Zero Coupon, 02/01/15	1,277
1,690	Youngstown City School District, Classroom Facilities & School Improvement, GO, FSA, SD CRED PROG, 5.00%, 12/01/14	1,806
		194,454
	Texas — 0.7%
2,500	Southeast Housing Finance Corp., Rev., MBIA, VA MTGS, VEREX, Zero Coupon, 09/01/17 (p)	1,531
	Washington — 0.5%
1,000	State of Washington, Series A & AT-6, GO, 6.25%, 02/01/11	1,076
	West Virginia — 0.5%
1,000	West Virginia Economic Development Authority, Public & Juvenile Correctional Facility, Series A, Rev., MBIA, 4.25%, 06/01/09	1,024
	Total Municipal Bonds (Cost $198,637)	208,117

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
1,608	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $1,608)	1,608
	Total Investments — 99.4% (Cost $200,245)	209,725
	Other Assets in Excess of Liabilities — 0.6%	1,268
	NET ASSETS — 100.0%	$210,993

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.4%
	Municipal Bonds — 96.4%
	Alabama — 0.1%
250	Alabama Public Housing Authorities, Series A, Rev., FSA, 3.50%, 01/01/10	250
	Alaska — 1.4%
1,945	Alaska Energy Authority Power, Bradley Lake, Third Series, Rev., FSA, GO OF AUTH, 6.00%, 07/01/09	2,092
	Alaska Student Loan Corp.,
250	Series A, Rev., AMBAC, 5.35%, 07/01/07	255
2,915	Series A, Rev., AMBAC, 5.65%, 07/01/07	2,984
		5,331
	Arizona — 4.7%
1,365	City of Sedona, Excise Tax, Rev., MBIA, 5.00%, 07/01/08	1,412
1,000	City of Tuscon, GO, FGIC, 6.40%, 07/01/08	1,065
410	Gila County, IDA, Cobre Valley Community Hospital, Rev., ACA, 5.38%, 12/01/07	421
11,705	Maricopa County, IDA, Coral Point Apartments Project, Series A, Rev., Adj., 4.95%, 03/01/07 (m)	11,800
1,260	Maricopa County, IDA, Correctional Facilities, Phoenix West Prison, Rev., ACA, 3.50%, 07/01/08	1,250
1,000	Salt River Project, Agricultural Improvement & Power Distribution, Electric Systems, Series C, Rev., 6.50%, 01/01/09	1,080
710	Tucson & Prima Counties, IDA, Mortgage Backed Securities Program, Series 1A, Rev., Adj., GNMA/FNMA COLL, 7.45%, 07/01/10	717
		17,745
	Arkansas — 0.6%
	Northwest Regional Airport Authority,
1,090	Rev., ACA, 4.00%, 02/01/07	1,092
1,005	Rev., ACA, 4.00%, 02/01/09	1,006
		2,098
	California — 2.1%
	California Statewide Communities Development Authority, Kaiser Permanent,
1,850	Series C, Rev., Adj., 3.85%, 08/01/31	1,853
4,000	Series G, Rev., Adj., 2.30%, 04/01/34	3,931
1,210	Orange County, Water District, Series B, COP, MBIA, 4.50%, 08/15/09	1,252
1,000	State of California, GO, 6.25%, 09/01/07	1,040
		8,076
	Colorado — 4.3%
5,750	Arapahoe County, Water & Wastewater Authority, Series C, Rev., Adj., LOC: BNP Paribas, 3.12%, 12/01/07	5,629
270	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 4.25%, 02/01/07	271
	Colorado Housing & Finance Authority, Multi-Family Project,
880	Series C-3, Class I, AMT, Rev., 3.15%, 10/01/06	878
500	Series C-3, Class I, AMT, Rev., 3.50%, 10/01/07	500
2,500	Countrydale Metropolitan District, GO, Adj., LOC: Compass Bank, 3.50%, 12/01/07	2,482
	Delta County, Memorial Hospital District Enterprise,
1,065	Rev., 3.75%, 09/01/07	1,061
1,025	Rev., 4.10%, 09/01/08	1,024
1,155	Rev., 4.45%, 09/01/09	1,165
1,145	Denver City & County, Metropolitan Mayors Caucus, Series A, Rev., Adj., GNMA/FNMA/FHLMC COLL, 6.35%, 05/01/09	1,149
1,570	Denver City & County, Various Purpose, Series B, GO, 5.75%, 08/01/08	1,652
545	El Paso County, Series A, Rev., 4.50%, 05/01/12	551
		16,362
	Connecticut — 1.5%
5	City of New Haven, Series C, GO, MBIA, 5.00%, 11/01/08 (p)	5
995	City of New Haven, Unrefunded Balance, Series C, GO, MBIA, 5.00%, 11/01/08	1,034
	State of Connecticut,
3,000	Series B, GO, 5.25%, 06/15/09	3,167
1,495	Series B, GO, 5.75%, 11/01/09 (p)	1,618
		5,824
	Delaware — 1.4%
5,250	Delaware State Health Facilities Authority, Beebe Medical Center Project, Rev., Adj., LOC: PNC Bank N.A., 2.25%, 03/02/06	5,179
	District of Columbia — 1.9%
1,095	District of Columbia, Unrefunded Balance, Series A, GO, MBIA-IBC, 6.00%, 06/01/07	1,106
1,490	District of Columbia, Unrefunded Balance 2001, Series B, GO, FSA, 5.50%, 06/01/07	1,528
4,500	Washington D.C. Convention Center Authority, Senior Lien, Rev., AMBAC, 5.25%, 10/01/08	4,690
		7,324

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — 8.0%
1,185	City of Atlantic Beach, Fleet Landing Project Rev., ACA, 5.25%, 10/01/08	1,227
2,050	Escambia County, Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA COLL, 2.63%, 10/01/09	1,986
15,000	Florida Educational Loan Marketing Corp., Sub-Series D-1, Rev., Adj., AMT, GTD STD LNS, 3.29%, 03/23/06 (m)	15,000
595	Florida Housing Finance Corp., Homeowner Mortgage, Series 2, Rev., AMT, FSA, 4.35%, 07/01/07	594
1,550	Hillsborough County, Housing Finance Authority, Multi-Family, Oaks at Riverview Project, Series B, Rev., 2.13%, 01/01/07	1,523
10,000	University Athletic Association, Inc., Athletic Program, Rev., Adj., LOC: Suntrust Bank, 3.50%, 10/01/31 (m)	9,994
		30,324
	Georgia — 3.2%
2,705	City of Columbus, Water & Sewer, Rev., FSA, 4.00%, 05/01/07	2,724
2,400	Cobb County, Water & Sewer, Rev., 5.00%, 07/01/06	2,414
1,290	Gainesville & Hall County, Hospital Authority, Northeast Health Systems, Inc. Project, Rev., 3.75%, 05/15/06	1,290
1,000	Henry County, GO, 4.00%, 07/01/06	1,002
	Monroe County, Development Authority, Oglethorpe Power Corp.,
905	Series A, Rev., MBIA-IBC, 6.70%, 01/01/09	981
500	Series A, Rev., MBIA-IBC, 6.75%, 01/01/10	555
3,000	State of Georgia, GO, 6.25%, 09/01/08	3,201
		12,167
	Hawaii — 3.4%
2,000	Honolulu City & County, GO, MBIA-IBC, 5.45%, 09/11/08 (p)	2,088
	State of Hawaii, Airports System,
5,850	Rev., AMT, FGIC, 5.00%, 07/01/07	5,958
4,560	Rev., AMT, FGIC, 5.50%, 07/01/07	4,673
		12,719
	Illinois — 4.9%
4,345	Chicago Board of Education, Lease Certificates, Series A, COP, MBIA, 6.25%, 01/01/08	4,554
2,000	Chicago Capital Appreciation Central Loop Project, Series A, GO, XLCA, Zero Coupon, 12/01/08	1,812
1,825	Chicago Central Loop Redevelopment, Tax Allocation, Series A, ACA, 6.50%, 12/01/08	1,956
2,250	Chicago O’Hare International Airport, General Apartment, Third Lien, Series A, Rev., MBIA, 5.00%, 01/01/09	2,335
1,000	City of Chicago, Second Lien, Rev., MBIA, 6.00%, 01/01/10 (p)	1,097
790	City of Glenview, Multi-Family Housing, Valley Lo Towers II Project, Rev., FNMA, 5.20%, 12/01/06	804
1,000	Cook County Forest Preservation District, GO, AMBAC, 5.00%, 11/15/09	1,051
1,450	Kane County, School District No. 129 Aurora West Side, Series A, GO, MBIA, 6.50%, 02/01/08	1,529
1,485	Lake County, Community Consolidated School District No. 73 Hawthorn, Captial Appreciation 2002, GO, FGIC, Zero Coupon, 12/01/06	1,447
1,675	Winnebago County, School District No. 122 Harlem-Loves Park, GO, FGIC, 6.55%, 06/01/09	1,825
		18,410
	Indiana — 3.4%
5,000	City of Lawrenceburg, Power Co. Project, Series C, Rev., Adj., 2.63%, 10/01/19	4,963
	Indiana Development Finance Authority, PCR, Southern Indiana Gas & Electric,
2,500	Series A, Rev., Adj., 4.75%, 03/01/25	2,500
2,500	Series C, Rev., Adj., 5.00%, 03/01/30	2,500
1,055	Indiana Educational Facilities Authority, Bulter University Project, Rev., MBIA, 4.75%, 02/01/08	1,079
	New Albany School District, Floyd County School Building Corp., First Mortgage,
635	Rev., FGIC, 5.00%, 01/15/09	660
1,305	Rev., FGIC, 5.00%, 01/15/10	1,371
		13,073
	Kansas — 0.3%
1,250	City of Lawrence, Series 2005-1, GO, 4.00%, 10/01/06	1,254
	Kentucky — 0.0% (g)
175	Kentucky Housing Corp., Series I, Rev., AMT, FHA, 5.45%, 04/03/06	179

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — 1.4%
500	Louisiana Housing Finance Agency, Single Family Home Owner, Series B-2, Rev., GNMA/FNMA COLL FHA, 6.20%, 12/01/07	506
3,500	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series A, Rev., MBIA, 4.00%, 05/15/06	3,503
	Parish of St. Mary, Solid Waste,
225	Rev., 5.40%, 03/01/08	229
280	Rev., 5.40%, 03/01/09	287
295	Rev., 5.40%, 03/01/10	303
310	Rev., 5.40%, 03/01/11	320
		5,148
	Massachusetts — 6.8%
8,450	Bridgewater-Raynham Regional School, GO, 4.00%, 09/01/06	8,475
4,700	City of Quincy, Longs, Rev., Adj., FSA, 7.12%, 04/05/06	4,713
750	Commonwealth of Massachusetts, Series B, GO, 6.50%, 08/01/08 (p)	799
2,940	Massachusetts Development Finance Agency, VOA Ayer Ltd. Partnership, Series 1, Rev., AMT, LOC: Fleet National Bank, 2.85%, 12/01/06	2,914
6,025	Massachusetts Housing Finance Agency, Single Family Notes, Rev., AMT, 4.00%, 12/01/07	6,055
	New Bedford Housing Authority, Capital Funding Program,
590	Series A, Rev., 2.05%, 10/01/06	584
605	Series A, Rev., 2.40%, 10/01/07	591
620	Series A, Rev., 2.70%, 10/01/08	603
635	Series A, Rev., 3.00%, 10/01/09	619
375	Series A, Rev., 3.20%, 10/01/10	368
		25,721
	Michigan — 1.6%
1,000	Michigan State Building Authority, Facilities Program, Series I, Rev., 5.00%, 10/15/06	1,010
2,925	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev, Adj., 5.30%, 11/15/33	2,960
1,240	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 4.75%, 07/01/08	1,265
1,000	Traverse City Area Public Schools, GO, FGIC, 4.35%, 05/01/08	1,019
		6,254
	Minnesota — 0.3%
1,020	Mounds View Independent School District No. 621, Series A, GO, SD CRED PROG, 5.00%, 02/01/08	1,049
	Mississippi — 1.6%
4,540	Biloxi Housing Authority, Cadet Point Senior Village, Rev., FSA, 3.25%, 12/01/06	4,483
1,500	Mississippi Business Financial Corp., Waste Management, Inc. Project, Rev., Adj., 4.40%, 03/01/27	1,500
		5,983
	Missouri — 1.5%
	City of St. Louis, Lambert-St. Louis International Airport,
2,500	Series A, Rev., FSA, 5.00%, 07/01/09	2,616
1,115	Series A, Rev., FSA, 5.00%, 07/01/07	1,138
1,340	Missouri Development Finance Board Infrastructure, Public Safety Improvement, Series D, Rev., 5.00%, 03/01/08	1,375
665	Riverview Gardens School District, Capital Appreciation GO, FSA, Zero Coupon, 04/01/11	549
		5,678
	Nebraska — 0.6%
1,075	Omaha Public Power District, Electric, Series D, Rev., 5.10%, 02/01/08	1,108
1,000	State of Nebraska, State Information Systems Project, COP, 4.40%, 07/01/08	1,019
		2,127
	New Hampshire — 1.1%
4,000	New Hampshire Business Finance Authority, Series A, Rev., Adj., 3.50%, 02/01/09	3,911
435	New Hampshire Health & Education Facilities Authority, Portsmouth Academy, Rev., ACA, 3.65%, 07/01/08	431
		4,342
	New Jersey — 2.4%
1,105	New Jersey State Educational Facilities Authority, Fairleigh Dickinson University, Series D, Rev., ACA, 5.00%, 07/01/07	1,122
4,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series A, Rev., MBIA, 5.25%, 12/15/09	4,236
2,685	South Jersey Port Corp., AMT, Rev., 5.00%, 01/01/08	2,740
1,000	State of New Jersey, Series F, GO, 5.50%, 08/01/08	1,047
		9,145

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Mexico — 3.6%
10,000	New Mexico Educational Assistance Foundation, Student Loan Program, Series B-1, Rev., 3.25%, 11/01/25	10,000
3,380	New Mexico State Highway Commission, Sub Lien, Series A, Rev., 5.00%, 06/15/09 (p)	3,526
		13,526
	New York — 3.2%
	New York City,
2,035	Series A, GO, 6.25%, 08/01/06 (p)	2,090
235	Series E, GO, 6.00%, 08/01/06 (p)	241
495	Series F, GO, 5.38%, 02/01/08	514
5	Series F, GO, 5.38%, 02/01/08 (p)	5
690	Series F, GO, MBIA-IBC, 6.00%, 08/01/06 (p)	708
245	Series L, MBIA, GO, 5.20%, 08/01/07 (p)	254
	New York City, Unrefunded Balance,
1,530	Series A, GO, 6.25%, 08/01/06	1,570
1,280	Series L, GO, MBIA, 5.20%, 08/01/07	1,323
1,200	New York State Dormitory Authority, Mount Sinai School of Medicine, Rev., MBIA, 5.00%, 07/01/09	1,251
1,810	New York State Urban Development Corp., State Facilities, Rev., 5.70%, 04/01/09	1,918
2,125	Tobacco Settlement Financing Authority, Series B-1, Rev., 4.00%, 06/01/07	2,134
		12,008
	North Carolina — 0.7%
	North Carolina Medical Care Commission, First Mortgage, Deerfield,
1,000	Series A, Rev., 3.13%, 11/01/09	975
1,500	Series A, Rev., 3.38%, 11/01/10	1,468
150	Robeson County, Industrial Facilities & Pollution Control Financing Authority, Campbell Soup Co. Project, Rev., 6.40%, 12/01/06	153
		2,596
	North Dakota — 0.4%
	North Dakota State Housing Finance Agency, Housing Finance,
825	Series B, Rev., 2.95%, 07/01/07	819
580	Series B, Rev., 3.30%, 07/01/08	576
		1,395
	Ohio — 5.1%
720	Belmont County, East Regional Hospital, Rev., ACA, 5.00%, 01/01/07	728
615	Cleveland-Cuyahoga County Port Authority, Bond Fund Program, Myers University Project, Series E, Rev., 4.65%, 05/15/14	619
6,000	Cleveland-Cuyahoga County Port Authority, Rock & Roll Hall of Fame Project, Rev, FSA, 3.60%, 12/01/06	5,948
	Columbus Regional Airport Authority, Joseph Knight Towers Projects,
230	Series A, Rev., GNMA COLL, 3.60%, 02/20/09	229
480	Series A, Rev., GNMA COLL, 4.30%, 02/20/14	480
1,690	Ohio State Building Authority, State Facilities, Adult Correction Building, Series A, Rev., 5.75%, 04/01/09	1,799
1,000	Ohio State Water Development Authority, Water Control Loan Fund - State Match Service, Rev., 5.50%, 06/01/08	1,044
3,000	State of Ohio, Mental Health Capital Facilities, Series II-A, Rev., AMBAC, 4.00%, 08/01/09	3,048
5,100	Summit County Port Authority, Eastland Woods Project, Series C, Rev., 2.65%, 11/01/06	5,055
390	Warren Housing Development Corp., Housing Section 8 Assisted Project, Rev., LOC: Federal Home Loan Bank, 3.75%, 01/01/07	391
		19,341
	Oklahoma — 0.2%
950	Oklahoma State Housing Finance Agency, Single Family Mortgage, Series B-2, Rev., AMT, GNMA/FNMA COLL, 6.80%, 09/01/09	956
	Oregon — 1.1%
4,220	MMA Financial CDD Senior Securitization Trust, Harmony Pass Through Certificates, Series A, Rev., Adj., LOC: Compass Bank, 3.38%, 11/01/08	4,183
	Pennsylvania — 2.0%
500	City of Philadelphia, Gas Works, Series A-1, Rev., FSA, 5.00%, 09/01/09	523
3,935	Delaware River Joint Toll Bridge Commission, Rev., 5.00%, 07/01/06	3,957
1,265	Erie Higher Education Building Authority, Gannon University Project, Series F, Rev., Adj., LOC: PNC Bank N.A., 2.25%, 01/15/07	1,245
400	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Series A, Rev., MBIA, 5.60%, 11/15/09	425
1,315	Pennsylvania State Higher Educational Facilities Authority, Association Independent Colleges, Series E1, Rev., Adj., LOC: PNC Bank N.A., 2.00%, 11/01/06	1,298

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — Continued
145	Pennsylvania State Housing Finance Agency, Single Family Mortgage, Series 65A, Rev., AMT, 4.60%, 10/01/08	148
		7,596
	Puerto Rico — 2.5%
7,955	Commonwealth of Puerto Rico, Public Improvement, Series C, GO, Adj., RADIAN-IBCC, 5.00%, 07/01/18 (m)	8,221
1,295	Commonwealth of Puerto Rico, Unrefunded Balance, Public Improvement, Series A, GO, 5.00%, 07/01/08	1,333
		9,554
	South Carolina — 1.2%
1,160	Charleston County School District Development Corp., Series B, GO, SCSDE, 5.00%, 02/01/10	1,223
3,200	South Carolina State Education Assistance Authority, Series A-2, Rev., Adj., GTD STD LNS, 3.20%, 03/24/06	3,200
		4,423
	South Dakota — 1.3%
5,000	South Dakota Housing Development Authority, Homeownership Mortgage, Series I, Rev., AMT, 4.50%, 12/15/06	5,035
	Tennessee — 2.4%
2,500	Knox County, Health Educational & Housing Facilities Board, Rev., MBIA, 7.25%, 01/01/08	2,662
1,000	Tennessee Energy Acquisition Corp., Series B, Rev., AMBAC, 5.00%, 09/01/07	1,022
5,895	Tennessee Housing Development Agency, Homeownership Program Issue 3A, Series 3A, Rev., AMT, GO OF AGY, Zero Coupon, 07/01/07	5,562
		9,246
	Texas — 4.4%
2,885	Brazos River Authority, Pollution Control, Utilities Electricity Co., Series B, Rev., Adj., 5.05%, 06/01/30	2,897
	Brazos River Harbor Navigation District, Dow Chemical Co. Project,
2,900	Series A-3, Rev., Adj., AMT, 4.95%, 05/15/07	2,936
4,600	Series B-2, Rev., Adj., 4.75%, 05/15/07	4,677
975	City of Arlington, Permanent Improvement, GO, 5.00%, 08/15/07 (p)	997
	City of Austin, Independent School District, Capital Appreciation,
1,035	GO, FGIC, Zero Coupon, 08/01/10	876
1,205	GO, FGIC, Zero Coupon, 08/01/11	981
1,000	City of El Paso, Water & Sewer, Rev., AMBAC, 5.00%, 03/01/07	1,016
1,195	Keller Higher Education Facilities Corp., Series A, Rev., RADIAN, 4.25%, 06/01/08	1,207
1,000	Texas Public Finance Authority, Unemployment Compensation Assessment, Series A, Rev., FSA, 5.00%, 06/15/08	1,033
		16,620
	Virginia — 2.4%
1,000	Big Stone Gap Redevelopment & Housing Authority, Rev., 5.00%, 09/01/08	1,034
2,000	Louisa Industrial Development Authority, Electric & Power Co. Project, Series A, Rev., Adj., 2.35%, 04/01/07	1,963
2,000	Peninsula Ports Authority, Dominion Term Association Project, Rev., Adj., 3.30%, 09/30/08	1,974
2,985	Virginia Beach Development Authority, Sentara Health Systems, Rev., 5.25%, 11/01/08	3,139
	Virginia Housing Development Authority, Rental Housing,
650	Series F, AMT, Rev., GO OF AUTH, 4.30%, 05/01/06	651
350	Series F, AMT, Rev., GO OF AUTH, 4.40%, 05/01/07	353
		9,114
	Washington — 4.5%
1,000	Energy Northwest, Wind Project, Rev., MBIA, 5.00%, 07/01/10	1,056
2,835	King County, Limited Tax, Series B, GO, 4.00%, 01/01/09	2,874
	Washington Public Power Supply System,
2,500	Series A, Rev., 5.75%, 07/01/08	2,624
2,000	Series A, Rev., 6.10%, 07/01/06	2,018
3,735	Series A, Rev., MBIA-IBC, Zero Coupon, 07/01/07 (p)	3,568
1,475	Washington Public Power Supply System, Compound Interest, Series A, Rev., Zero Coupon, 07/01/07 (p)	1,409
3,550	Washington Public Power Supply System, Unrefunded Balance, Compound Interest, Series A, Rev., Zero Coupon, 07/01/07	3,385
		16,934

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   51

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wisconsin — 2.5%
7,400	Badger Tobacco Asset Securitization Corp., Asset-Backed, Rev., 5.00%, 06/01/08 (m)	7,534
2,000	State of Wisconsin, Series A, GO, 5.00%, 05/01/07	2,036
		9,570
	Wyoming — 0.4%
1,620	Teton County Hospital District, St. John’s Medical Center, Rev., 5.25%, 12/01/06 (i)	1,626
	Total Municipal Bonds (Cost $368,733)	365,485
SHARES
Short-Term Investments — 3.2%
	Money Market Fund — 3.2%
12,314	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $12,314)	12,314
	Total Investments — 99.6% (Cost $381,047)	377,799
	Other Assets in Excess of Liabilities — 0.4%	1,465
	NET ASSETS — 100.0%	$379,264

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6%
	Municipal Bonds — 97.6%
	Alabama — 0.7%
8,000	Alabama State Public School & College Authority, Capital Improvement, Series C, Rev., 5.75%, 07/01/09	8,629
	Alaska — 0.9%
	Alaska Energy Authority Power, Bradley Lake,
3,485	Fourth Series, Rev., FSA, 6.00%, 07/01/17	4,074
3,915	Fourth Series, Rev., FSA, 6.00%, 07/01/19	4,651
2,000	City of Anchorage, Schools, Series B, GO, FGIC, 5.88%, 12/01/10 (p)	2,202
		10,927
	Arizona — 2.3%
	Arizona School Facilities Board, State School Trust,
2,290	Series A, Rev., AMBAC, 5.25%, 07/01/11	2,476
6,735	Series A, Rev., AMBAC, 5.75%, 07/01/14	7,650
2,450	Arizona State Transportation Board, Sub-Series A, Rev, 5.25%, 07/01/12	2,670
1,385	City of Glendale, Water & Sewer, Sub Lien, Rev., FGIC, 5.25%, 07/01/15	1,538
3,000	City of Mesa, GO, FGIC, 6.50%, 07/01/09 (p)	3,282
1,000	Maricopa County Unified School District No. 89-Dysart, GO, FGIC, 5.25%, 07/01/20	1,138
450	Maricopa County Unified School District No. 89-Dysart, School Improvement Project of 2002, Series B, GO, FSA, 5.25%, 07/01/14 (p)	497
2,495	Salt River Project Agricultural Improvement & Power District, Salt River Project, Series C, Rev., 5.00%, 01/01/10	2,628
1,090	Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.25%, 12/01/07	1,136
	University of Arizona,
2,190	Series A, COP, AMBAC, 5.00%, 06/01/15	2,354
2,240	Series B, COP, AMBAC, 5.00%, 06/01/15	2,407
		27,776
	California — 11.4%
4,200	California Health Facilities Funding Authority, Marshall Medical Center, Series A, Rev, CA MTG INS, 5.00%, 11/01/14	4,352
2,000	California State Department of Water Resources, Series J-2, Rev., 6.00%, 12/01/07	2,090
	California State Department of Water Resources, Power Supply,
4,000	Series A, Rev., XLCA, 5.38%, 05/01/12 (p)	4,428
3,000	Series A, Rev., MBIA-IBC, 5.25%, 05/01/12 (p)	3,301
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., 5.50%, 12/01/13	3,038
3,000	California State Public Works Board, Department of Mental Health, Series A, Rev., 5.50%, 06/01/14	3,331
5,915	California State University, Systemwide, Series A, Rev., FGIC, 5.00%, 05/01/13	6,145
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., CA ST MTG, 5.25%, 11/01/13	4,247
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, MBIA, 5.00%, 04/01/10	372
430	Chino Valley Unified School District, Series A, COP, GO, FSA, 5.38%, 08/01/12	473
250	City of Los Angeles, Department of Water & Power, Series C, Rev., MBIA, 5.25%, 07/01/14	275
3,650	City of Los Angeles, Harbor Department, Rev., 7.60%, 10/01/18 (p)	4,523
2,210	City of Riverside, Electric, Rev., FSA, 5.25%, 10/01/11 (p)	2,422
7,270	Clovis Unified School District, Election 2004, Series B, GO, MBIA, 5.00%, 08/01/16	7,813
1,000	Fullerton University Foundation, Series A, Rev., MBIA, 5.75%, 07/01/10	1,093
	Golden State Tobacco Securitization Corp., Tobacco Settlement Enhanced Asset Backed,
2,750	Series B, Rev., 5.63%, 06/01/07 (p)	2,826
3,250	Series B, Rev., 5.75%, 06/01/08 (p)	3,412
5,000	Los Angeles Unified School District, Series A, GO, MBIA, 5.00%, 07/01/16	5,473
100	Nevada Union High School District, New Haven, GO, FSA, 12.00%, 08/01/09	127
2,445	Norwalk Redevelopment Agency, Series A, MBIA, 5.00%, 10/01/15	2,570
5,350	Orange County Development Agency, Santa Ana Heights Project Area, Tax Allocation, AMBAC, 5.25%, 09/01/13	5,838
	Orange County, Recovery Certificates,
4,900	Series A, COP, MBIA, 5.70%, 07/01/06 (p)	5,037
5,315	Series A, COP, MBIA, 5.80%, 07/01/06 (p)	5,466
2,455	Pomona Public Financing Authority, Merged Redevelopment Project, Series AH, Rev., AMBAC, 5.25%, 02/01/13	2,647
50	Pomona Unified School District, Series A, GO, MBIA, 6.10%, 02/01/20	61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
6,735	Sacramento City Financing Authority, Rev., FGIC, 5.00%, 12/01/15	7,224
1,100	Sacramento Cogeneration Authority, Procter & Gamble Project, Rev., 6.20%, 04/03/06	1,109
6,650	San Bernardino City Unified School District, Series A, GO, FGIC, 5.75%, 08/01/09 (p)	7,236
2,000	San Jose Evergreen Community College District, Series A, GO, AMBAC, 5.25%, 09/01/14	2,202
160	San Mateo County Transportation District, Sales Tax, Series A, Rev., MBIA, 5.25%, 06/01/19	181
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA, 6.25%, 07/01/24	5,613
8,620	South Orange County Public Financing Authority, Foothill Area, Series A, FGIC, 5.25%, 08/15/14	9,412
	State of California,
5,000	GO, 5.00%, 08/01/13	5,168
3,000	GO, 5.25%, 02/01/13	3,238
750	GO, MBIA-IBC, 6.50%, 11/01/09	828
5,000	GO, XLCA-ICR, 5.00%, 02/01/12	5,307
5,500	Series A, Rev., 5.00%, 07/01/11	5,877
	University of California,
2,500	Series F, Rev., FSA, 5.00%, 05/15/12	2,704
2,060	Series G, Rev., FGIC, 5.00%, 05/15/13	2,184
		139,643
	Colorado — 2.9%
	Centennial Water & Sanitation District
2,000	Rev., FGIC, 5.50%, 06/15/13	2,227
2,035	Rev., FGIC, 5.50%, 06/15/14	2,284
5,500	Colorado State Department of Corrections, Penitentiary Project, Series B, COP, AMBAC, 5.00%, 03/01/16	5,880
1,045	Colorado Water Resources & Power Development Authority, Series A, Rev., 5.25%, 09/01/09	1,111
	Denver City & County, Airport,
1,800	Series A, Rev., AMBAC, 6.00%, 11/15/10	1,959
6,925	Series D, Rev., AMBAC-TCRS, 7.75%, 11/15/13	8,043
2,000	Douglas County School District No. Re-1 Douglas & Elbert Counties, GO, FGIC, 5.75%, 12/15/14	2,278
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/22	4,843
	Larimer County School District No. R-001 Poudre,
690	COP, MBIA, 5.00%, 12/15/10	733
925	COP, MBIA, 5.00%, 12/15/11	990
1,030	COP, MBIA, 5.00%, 12/15/12	1,108
805	COP, MBIA, 5.00%, 12/15/13	869
1,915	Platte River Power Authority, Series DD, Rev., MBIA, 6.00%, 06/01/06	1,928
1,175	Weld & Adams Counties School District, No. Re-3J GO, FSA, 5.00%, 12/15/14	1,268
		35,521
	Connecticut — 0.7%
1,050	City of Hartford, Series C, GO, MBIA, 5.00%, 09/01/20	1,167
570	City of Trumbull, GO, AMBAC, 5.00%, 01/15/14	617
1,425	City of Waterbury, Series A, GO, FSA, 5.50%, 04/01/12 (p)	1,573
	Connecticut State Health & Educational Facility Authority, Eastern Connecticut,
1,420	Series A, Rev., 6.38%, 07/01/10 (p)	1,591
1,320	Series A, Rev., 6.38%, 07/01/10	1,458
1,375	State of Connecticut, Series C, GO, 5.38%, 12/15/10 (p)	1,486
1,000	State of Connecticut, Special Tax Obligation, Transportation Infrastructure, Series B, Rev., FSA, 5.50%, 11/01/09	1,070
		8,962
	Delaware — 0.5%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., GO OF HOSP, 6.90%, 01/01/18 (p)	6,150
	District of Columbia — 2.1%
	District of Columbia,
725	Series A, GO, MBIA-IBC, 6.00%, 06/01/07 (p)	732
3,965	Series B, GO, MBIA, 6.00%, 06/01/19	4,743
11,950	District of Columbia, George Washington University, Series A, Rev., MBIA, 6.00%, 09/15/09	12,976
2,515	District of Columbia, Unrefunded Balance, Series A, GO, MBIA-IBC, 6.00%, 06/01/07	2,540
5,000	Washington Metropolitan Area Transit Authority, Rev., MBIA, 5.00%, 07/01/12	5,396
		26,387
	Florida — 2.8%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., FSA, 6.05%, 10/01/14	4,355
2,005	Florida Municipal Loan Council, Series A, Rev., MBIA, 5.00%, 02/01/15	2,126

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
3,235	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., AMBAC, 5.00%, 07/01/11	3,456
5,000	Highlands County Health Facilities Authority, Hospital Adventist Sunbelt, Series A, Rev., 6.00%, 11/15/11	5,392
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., FGIC, 6.00%, 10/01/18	3,775
	Orange County Health Facilities Authority,
3,760	Series A, Rev., MBIA, 6.25%, 10/01/12 (p)	4,311
1,580	Series C, Rev., MBIA, 6.25%, 10/01/12 (p)	1,819
	Orange County Health Facilities Authority, Unrefunded Balance,
1,255	Series A, Rev., MBIA, 6.25%, 10/01/12	1,428
680	Series C, Rev., MBIA, 6.25%, 10/01/12	774
	Palm Beach County, North County Courthouse Projects,
1,455	Rev., 5.00%, 12/01/15	1,587
1,605	Rev., 5.00%, 12/01/17	1,756
	Santa Rosa Bay Bridge Authority, Capital Appreciation,
500	Rev., ACA-CBI MBIA-IBC, Zero Coupon, 07/01/19	283
2,255	Rev., ACA-CBI-MBIA-IBC, Zero Coupon, 07/01/20	1,216
1,975	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.50%, 10/01/15	2,198
		34,476
	Georgia — 6.8%
1,500	City of Fairburn, Combined Utilities, Rev., 5.75%, 10/01/10	1,589
10,000	Dalton Development Authority, Rev., MBIA, 5.50%, 08/15/26 (k)	11,637
7,120	De Kalb County Housing Authority, Fox Hollow Apartments, Rev., Adj., 7.00%, 05/15/07 (p)	7,404
	Forsyth County School District,
7,700	GO, ST AID WITHHLDG, 5.75%, 02/01/10 (p)	8,461
6,000	GO, ST AID WITHHLDG, 6.00%, 02/01/10 (p)	6,647
	Georgia Municipal Electric Authority,
4,000	Series B, Rev., 6.20%, 01/01/10	4,356
4,500	Series BB, Rev., MBIA-IBC, 5.25%, 01/01/25	5,136
2,490	Series C, Rev., MBIA-IBC, 5.25%, 01/01/25	2,842
	Metropolitan Atlanta Rapid Transit Authority,
2,950	Series P, Rev., AMBAC, 6.25%, 07/01/11	3,276
10,485	Series P, Rev., AMBAC, 6.25%, 07/01/20	12,463
3,110	Savannah EDA, College of Art & Design Project, Rev., 6.60%, 10/01/09 (p)	3,455
	State of Georgia,
5,500	Series B, GO, 6.00%, 03/01/12	6,215
5,000	Series B, GO, 6.30%, 03/01/10	5,524
3,610	Series D, GO, 6.70%, 08/01/10	4,081
		83,086
	Hawaii — 0.4%
4,500	City of Honolulu, Series A, GO, 7.35%, 07/01/08	4,874
	Idaho — 0.2%
2,320	University of Idaho, Student Fee, Recreation Center Project, Rev., FSA, 6.00%, 04/01/09	2,504
	Illinois — 4.5%
10,000	Chicago O’Hare International Airport, Passenger Facility Charge, Series A, Rev., AMBAC, 5.63%, 04/03/06	10,217
1,750	Chicago Public Building Commission Building, Series A, Rev., MBIA, 7.00%, 01/01/20 (p)	2,258
3,990	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.00%, 12/01/15	5,277
3,130	Cook-Kane Lake & Mchenry Counties Community College District No. 512, GO, 5.00%, 12/01/12	3,370
3,970	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., Adj., 5.50%, 08/01/11	4,342
920	Illinois Housing Development Authority, Multi-Family Program, Series 3, Rev., 6.10%, 04/03/06	921
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Dedicated State Tax, Rev., FGIC, 5.50%, 12/15/09	7,513
	Regional Transportation Authority,
2,425	Rev., MBIA, 6.25%, 07/01/15	2,870
6,000	Rev., MBIA, 6.50%, 07/01/30	7,958
4,000	Series D, Rev., FGIC, 7.75%, 06/01/19	5,274
4,725	State of Illinois, Sales Tax, Series P, Rev., 6.50%, 06/15/22	5,740
		55,740
	Indiana — 2.6%
1,550	Beech Grove School Building Corp., First Mortgage, Rev., MBIA, 6.25%, 07/05/16	1,779
80	City of Indianapolis, Gas Utilities, Rev., 7.00%, 04/03/06 (p)	83

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Indiana — Continued
2,000	East Allen Elementary School Building Corp., First Mortgage, Rev., FSA ST AID WITHHLDG, 5.88%, 07/01/06 (p)	2,057
1,000	Evansville-Vanderburgh County Building Authority, Rev., MBIA, 5.80%, 08/01/06 (p)	1,030
	Franklin Community Schools Building Corp., First Meeting,
500	Rev., FSA, 5.85%, 07/15/06 (p)	514
2,000	Rev., FSA, 6.00%, 07/15/06 (p)	2,060
300	Indiana Educational Facilities Authority, Rose Hulman Institute Project, Rev., MBIA, 6.00%, 06/01/06 (p)	308
1,000	Indiana Health Facilities Finance Authority, Clarian Health Partners, Inc., Series A, Rev., 5.50%, 02/15/07 (p)	1,039
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., MBIA, 5.50%, 01/01/16	3,374
8,750	Indiana Transportation Finance Authority, Series A, Rev., 6.80%, 12/01/16 (m)	10,493
885	Indiana Transportation Finance Authority, Highway, Series A, Rev., 7.25%, 06/01/15 (p)	1,010
3,115	Indiana Transportation Finance Authority, Unrefunded Balance, Airport Facility, Series A, Rev., 7.25%, 06/01/15	3,773
2,400	South Bend Community School Corp., First Mortgage, Rev., FSA ST AID WITHHLDG, 5.70%, 08/01/07 (p)	2,500
1,180	Vincennes Community School Building Corp., First Mortgage, Rev., FSA, 6.00%, 07/01/06	1,214
1,000	Whitko Middle School Building Corp., First Mortgage, Rev., FSA, 5.88%, 01/15/07	1,039
		32,273
	Kansas — 0.2%
1,900	Sedgwick County Unified School District No. 259, GO, 5.25%, 09/01/09	2,010
	Kentucky — 0.4%
4,090	Louisville & Jefferson County Metropolitan Sewer District, Series A, Rev., FGIC, 5.63%, 11/15/09	4,402
	Louisiana — 2.7%
7,970	City of Baton Rouge, Public Improvement, Series A, Rev., FGIC, 5.25%, 08/01/08	8,365
7,505	City of Shreveport Series A, GO, FGIC, 5.25%, 05/01/09 (p)	7,902
12,855	St. Bernard Parish, Rev., FSA, 5.00%, 03/01/14	13,678
3,040	State of Louisiana, Gas & Fuels Tax, Series A, Rev., AMBAC, 5.38%, 06/01/12	3,252
		33,197
	Maryland — 0.2%
2,750	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.50%, 03/01/15	3,122
	Massachusetts — 1.8%
2,465	City of Auburn, GO, AMBAC, 5.13%, 06/01/14	2,678
470	City of Pittsfield, GO, MBIA, 5.13%, 04/15/12	506
6,640	Commonwealth of Massachusetts, Consolidated Lien, Series C, GO, 5.25%, 12/01/07	6,842
2,050	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., GAN, 5.75%, 12/15/10	2,227
4,185	Massachusetts Bay Transportation Authority, General Transportation Systems, Series A, GO, FGIC, 5.50%, 03/01/09 (p)	4,469
2,250	Massachusetts Port Authority, Series B, Rev., AMT, FSA, 5.50%, 07/01/09	2,376
1,975	Massachusetts State College Building Authority, Series A, Rev., 7.50%, 05/01/14	2,430
1,000	New England Education Loan Marketing Corp., Issue H, Rev., GTD STD LNS, 6.90%, 11/01/09	1,035
		22,563
	Michigan — 5.0%
3,560	Armada Area Schools, School Building & Site, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	3,792
1,500	Caledonia Community Schools, GO, MBIA, Q-SBLF, 5.85%, 05/01/07 (p)	1,542
5,240	Clinton Township Building Authority, Rev., AMBAC, 5.50%, 11/01/17	5,922
1,775	Fenton Area Public Schools, GO, FGIC, Q-SBLF, 5.00%, 05/01/15	1,923
3,000	L’Anse Creuse Public Schools, GO, FSA, Q-SBLF, 5.00%, 11/01/14	3,232
	Lamphere Schools Oakland County,
1,945	GO, FSA, Q-SBLF, 5.00%, 05/01/12	2,087
1,875	GO, FSA, Q-SBLF, 5.00%, 05/01/14	2,031
1,410	Madison District Public Schools, GO, FGIC, Q-SBLF, 5.00%, 05/01/15	1,534
10,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	11,010
15,000	Michigan Strategic Fund, Detroit Education Community Center Convention, Rev., Adj., AMBAC, 4.85%, 09/01/30	15,592
1,000	Rochester Community School District, Series I, GO, FGIC, Q-SBLF, 5.75%, 05/01/10 (p)	1,085
1,670	Rockford Public School District, GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,788

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
	State of Michigan,
1,250	Rev., FSA, 5.25%, 05/15/15	1,384
1,520	Rev., FSA, 5.50%, 11/01/18	1,753
3,600	Western Michigan University, Rev., FGIC, 4.38%, 05/15/15	3,607
	Willow Run Community Schools,
1,465	GO, FSA, Q-SBLF, 5.00%, 05/01/13	1,580
1,650	GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,795
		61,657
	Minnesota — 0.2%
645	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., MBIA, 5.90%, 04/03/06	652
2,000	Minnesota State Municipal Power Agency, Rev., 5.00%, 10/01/15	2,074
		2,726
	Mississippi — 0.7%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., FSA, 6.00%, 07/01/12 (m) (p)	9,123
	Missouri — 0.6%
1,105	City of Sikeston, Rev., MBIA, 6.00%, 06/01/16	1,301
1,505	Jackson County Public Building Corp., Capital Improvements Project, Rev., 5.00%, 12/01/13	1,577
2,500	St. Louis Municipal Finance Corp., Convention Center Project, Rev., AMBAC, 5.25%, 07/15/13	2,734
1,010	State of Missouri, Third State Building, Series A, GO, 5.00%, 08/01/08	1,047
1,000	University of Missouri, Curators University, Series B, Rev., 5.00%, 11/01/13	1,072
		7,731
	Montana — 0.5%
	Montana State Board of Regents,
890	Series H, Rev., AMBAC, 5.00%, 11/15/14	957
125	Series H, Rev., AMBAC, 5.50%, 11/15/14	140
4,925	Montana State Board of Regents, Montana State University, Series I, Rev., AMBAC, 5.00%, 11/15/14	5,290
		6,387
	Nevada — 1.7%
5,000	Clark County School District, Series A, GO, MBIA, 7.00%, 06/01/11	5,780
5,145	Clark County IDR, Nevada Power Co. Project, Series C, Rev., AMBAC-TCRS, 7.20%, 04/03/06	5,309
6,000	Director of the State of Nevada Department of Business & Industry, Capital Appreciation, Las Vegas Monorail, Rev., AMBAC, Zero Coupon, 01/01/16	3,939
6,000	Truckee Meadows Water Authority, Series A, Rev., FSA, 5.00%, 07/01/11	6,333
		21,361
	New Hampshire — 0.2%
	City of Manchester,
1,010	GO, 5.25%, 06/01/14	1,116
1,020	GO, 5.25%, 06/01/17	1,144
		2,260
	New Jersey — 4.5%
4,200	Freehold Regional High School District, GO, FGIC, 5.60%, 03/01/10 (p)	4,531
	Hudson County,
2,340	COP, 6.00%, 12/01/08	2,484
2,460	COP, 6.00%, 12/01/09	2,659
2,770	COP, 6.00%, 12/01/11	3,083
1,905	Jersey City, School Improvement, Series B, GO, AMBAC, 5.25%, 03/01/16	2,115
2,980	Lenape Regional High School District, GO, FGIC, 5.00%, 10/01/14	3,206
7,500	New Jersey EDA, Cigarette Tax, Rev., 5.63%, 06/15/07	7,681
1,170	New Jersey State Educational Facilities Authority, Fairleigh Dickinson University, Series G, Rev., 5.70%, 07/01/08	1,205
5,000	New Jersey State Highway Authority, Senior Parkway, Rev., 6.20%, 01/01/10 (p)	5,358
2,900	New Jersey State Transit Corp., Federal Transportation Administration Grants, Series B, COP, AMBAC, 5.50%, 09/15/12	3,188
	New Jersey Transportation Trust Fund Authority, Transportation System,
1,000	Series A, Rev., 5.75%, 06/15/15	1,135
9,000	Series B, Rev., 5.25%, 06/15/07 (p)	9,390
5,000	Series C, Rev., MBIA, 5.25%, 06/15/15	5,465
3,125	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Transportation Systems, Series B, Rev., MBIA, 6.50%, 06/15/10	3,480
		54,980

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Mexico — 0.5%
4,725	Los Alamos County, Utilities, Series A, Rev., FSA, 5.00%, 07/01/13	5,084
905	New Mexico Mortgage Finance Authority, Single Family Mortgage, Rev., Adj., GNMA/FNMA/FHLMC COLL, 5.90%, 07/01/07	910
		5,994
	New York — 14.6%
1,390	Coxsackie-Athens Central School District, GO, FSA, ST AID WITHHLDG, 5.00%, 06/15/15	1,514
300	Erie County IDA, City of Buffalo Project, Rev., FSA, ST AID WITHHLDG, 5.75%, 05/01/12	333
1,000	Longwood Central Schools District/Suffolk County, GO, FGIC, 5.75%, 06/15/11	1,115
3,000	Metropolitan Transportation Authority, Series A, Rev., 5.13%, 07/01/12	3,196
2,505	New York City, Series F, GO, 6.00%, 01/15/13 (p)	2,850
	New York City, Unrefunded Balance,
745	Series A, GO, 6.00%, 05/15/10	815
15,635	GO, 6.00%, 01/15/13 (m)	17,679
565	New York City Municipal Water Finance Authority, Series B, Rev., 6.00%, 06/15/10	622
	New York City Municipal Water Finance Authority, Water & Sewer System,
10,000	Series A, Rev., 5.00%, 06/15/15	10,472
2,850	Series A, Rev., 5.75%, 06/15/09 (p)	3,079
	New York City Transitional Finance Authority,
2,330	Series A-1, Rev., 5.00%, 11/01/15	2,507
1,050	Series C, Rev., 5.88%, 05/01/10 (p)	1,157
8,000	New York City Transitional Finance Authority, Future Tax, Series C, Rev., 5.50%, 05/01/10 (p)	8,697
	New York City Transitional Finance Authority, Future Tax Secured,
695	Series B, Rev., 5.50%, 02/01/11 (p)	763
3,000	Series B, Rev., Adj., 5.25%, 02/01/11	3,203
9,000	Series C, Rev., 5.50%, 05/01/10 (p)	9,784
2,305	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.50%, 02/01/11	2,513
2,900	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07	2,971
3,900	New York Municipal Bond Bank Agency, Series C, Rev., ST AID WITHHLDG, 5.25%, 06/01/13	4,227
	New York State Dormitory Authority, City University System,
2,000	CONS, Series A, Rev., AMBAC-TCRS, 5.75%, 07/01/13	2,196
5,000	CONS, Series A, Rev., FSA-CR, 5.75%, 07/01/13	5,640
2,050	Series 2, Rev., 5.88%, 07/01/06 (p)	2,108
3,000	Series A, Rev., FGIC, 5.13%, 07/01/10 (p)	3,199
1,400	New York State Dormitory Authority, City University System, Unrefunded Balance, Series 2, Rev., 5.88%, 07/01/06	1,439
3,020	New York State Dormitory Authority, State University Dormitory Facilities, Series B, Rev., MBIA, 5.25%, 07/01/15	3,341
	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Water Project,
9,345	Series D, Rev., 5.38%, 06/15/12	10,170
7,270	Series E, Rev., 5.38%, 06/15/12	7,929
7,135	Series E, Rev., 5.38%, 06/05/12	7,782
	New York State Urban Development Corp.,
2,855	Series A, Rev., 5.38%, 03/15/12	3,094
1,475	Series A, Rev., 5.38%, 03/15/12 (p)	1,619
26,000	Port Authority of New York & New Jersey, 93rd Series, Rev., 6.13%, 06/01/24 (m)	31,549
10	Rome City School District, GO, FGIC ST AID WITHHLDG, 5.00%, 06/15/12	11
	State of New York,
6,040	Series A, GO, 6.00%, 05/15/10 (p)	6,688
2,500	Series F, GO, MBIA-IBC, 5.25%, 02/01/08	2,604
6,000	Tobacco Settlement Financing Corp., Series C-1, Rev., 5.50%, 06/01/13	6,566
3,000	Tobacco Settlement Financing Corp., Asset Backed, Series A-1, Rev., 5.50%, 06/01/13	3,289
1,900	Utica IDA, Munson-Williams-Proctor Institution, Series A, Rev., 5.38%, 07/15/09	2,023
		178,744
	North Carolina — 1.0%
6,600	City of Charlotte, GO, 5.50%, 06/01/10 (p)	7,225
4,400	Cumberland County, GO, 5.70%, 03/01/10 (p)	4,835
40	North Carolina State Housing Finance Agency, Single Family, Series FF, Rev., AMT, FHA, 6.25%, 04/03/06	42
		12,102

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	North Dakota — 1.0%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., FSA, 5.25%, 07/01/08	4,539
5,000	Mercer County, Antelope Valley Station, Rev., AMBAC, 7.20%, 06/30/13	5,829
1,300	North Dakota State Water Commission, Water Development & Management Program, Series A, Rev., MBIA, 5.00%, 08/01/15	1,405
		11,773
	Ohio — 3.1%
1,500	Chillicothe City School District, School Improvement, GO, FGIC ST AID WITHHLDG, 5.25%, 12/01/14	1,646
7,000	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, 5.25%, 11/15/07	7,322
800	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	809
2,055	Cleveland-Cuyahoga County Port Authority, Port Development Cleveland Bond Fund, Series C, Rev., 5.95%, 05/15/12	2,172
2,965	Hamilton County, Sales Tax, Series B, Rev., AMBAC, 5.75%, 12/01/10	3,236
1,395	Indian Hill Exempt Village School District, School Improvement, GO, 5.00%, 12/01/17	1,536
3,000	Lucas County, Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.63%, 11/15/09	3,227
4,000	Ohio Air Quality Development Authority, Edison Project, Series A, Rev., Adj., AMBAC, 3.25%, 04/03/06	3,973
5,635	RiverSouth Authority, RiverFront Area Redevelopment, Series A, Rev., 5.25%, 06/01/14	6,119
	RiverSouth Authority, RiverSouth Area Redevelopment,
2,580	Series A, Rev., 5.00%, 12/01/15	2,765
1,055	Series A, Rev., 5.25%, 12/01/14	1,156
	Toledo-Lucas County Port Authority, Northwest Bond Fund,
1,670	Series A, Rev., 6.00%, 05/15/11	1,750
1,650	Series C, Rev., 6.38%, 11/15/13	1,768
975	Toledo-Lucas County Port Authority, Northwest Bond Fund, Woodsage Project, Series B, Rev., 5.40%, 05/15/14	1,013
		38,492
	Oklahoma — 0.0% (g)
560	Oklahoma State Housing Finance Agency, Series B-2, Rev., AMT, GNMA/FNMA, 6.80%, 09/01/09 (g)	564
	Oregon — 1.0%
3,000	Oregon State Department of Administrative Services, Lottery, Series B, Rev., FSA, 5.25%, 04/01/09	3,174
1,365	Tri-County Metropolitan Transportation District, Limited Tax Pledge, Series A, Rev., FSA, 5.00%, 09/01/15	1,484
1,800	Washington County School District No. 48J Beaverton, Series B, GO, FSA, 5.00%, 06/01/08	1,860
5,000	Washington County Unified Sewerage Agency, Senior Lien, Series A, Rev., FGIC, 5.75%, 10/01/10	5,467
		11,985
	Pennsylvania — 1.1%
1,425	Butler Area School District, Series B, GO, FGIC, 5.25%, 09/15/17	1,601
2,375	Delaware River Port Authority, Rev., FSA, 5.63%, 01/01/10	2,548
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.50%, 07/01/12	7,157
1,775	Tredyffrin-Easttown School District, GO, ST AID WITHHLDG, 4.50%, 02/15/15	1,836
		13,142
	Puerto Rico — 3.5%
	Commonwealth of Puerto Rico,
5,655	GO, MBIA, 6.00%, 07/01/16	6,689
1,875	Series C, GO, Adj., MBIA, 5.00%, 07/01/28	1,937
6,900	Commonwealth of Puerto Rico, Public Improvement, Series C, GO, Adj., 5.00%, 07/01/18	7,068
	Puerto Rico Electric Power Authority,
10,000	Series KK, Rev., MBIA, 5.50%, 07/01/15	11,326
3,880	Series Y, Rev., MBIA, 7.00%, 07/01/07	4,059
5,000	Puerto Rico Highway & Transportation Authority, Series B, Rev., 6.00%, 07/01/10 (p)	5,517
	Puerto Rico Public Buildings Authority, Government Facilities,
1,630	Series A, Rev., AMBAC, 6.25%, 07/01/11	1,842
1,500	Series K, Rev., 4.00%, 07/01/07	1,512
2,800	Series K, Rev., Adj., 4.50%, 07/01/07	2,827
		42,777

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Carolina — 1.6%
1,565	Berkeley County, Water & Sewer, Rev., MBIA, 5.25%, 06/01/13 (p)	1,717
290	Berkeley County, Water & Sewer, Unrefunded Balance, Rev., MBIA, 5.25%, 06/01/13	315
2,450	Charleston Educational Excellence Finance Corp., Charleston County School District Project, Rev., 5.00%, 12/01/14	2,596
4,100	Georgetown County School District, GO, 5.75%, 03/01/11 (p)	4,507
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.75%, 01/01/20 (p)	5,046
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/20	5,863
		20,044
	South Dakota — 0.8%
	Heartland Consumers Power District, Electric,
3,476	Rev., 6.38%, 01/01/16 (p)	3,932
2,475	Rev., 7.00%, 01/01/16 (p)	2,845
2,500	Rev., FSA, 6.00%, 01/01/17	2,934
		9,711
	Tennessee — 1.0%
1,330	City of Franklin, GO, 5.00%, 04/01/23	1,478
4,500	City of Memphis, General Improvement, Series A, GO, MBIA, 4.38%, 11/01/15	4,516
	Knox County Health Educational & Housing Facilities Board, FT Sanders Alliance,
1,360	Rev., MBIA, 7.25%, 01/01/09	1,492
1,300	Rev., MBIA, 7.25%, 01/01/10	1,463
3,000	Metropolitan Government Nashville & Davidson County, Rev., FGIC, 5.20%, 01/01/13	3,273
		12,222
	Texas — 4.4%
3,000	Alliance Airport Authority, Federal Express Corp. Project, Rev., 6.38%, 04/03/06	3,074
1,080	City of Austin, Series A, Rev., AMBAC, 5.00%, 11/15/14	1,161
1,295	City of Austin, Certificates of Obligation, GO, MBIA, 5.00%, 09/01/14	1,390
	City of Austin, Town Lake Park Community Events,
1,360	Rev., FGIC, 5.00%, 11/15/14	1,476
1,590	Rev., FGIC, 5.00%, 11/15/15	1,727
6,000	City of Brownsville, Priority Refunding, Utilities, Rev., MBIA, 6.25%, 09/01/14 (p)	6,767
	City of Houston,
5,000	Series A, Rev., FSA, 5.00%, 11/15/13	5,390
130	Series C, GO, 7.00%, 03/01/08 (p)	130
3,000	City of Laredo, Series B, Rev., FSA, 5.00%, 10/01/15	3,225
3,435	City of Pharr, Series B, GO, MBIA, 5.00%, 08/15/15	3,705
4,250	City of San Antonio, Series 2000, Rev., 5.00%, 02/01/17 (p)	4,571
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., FGIC, 5.50%, 11/01/11	3,200
3,000	Harris County, GO, 5.00%, 10/01/11	3,195
1,500	Harris County Health Facilities Development Corp., Childrens Hospital Project, Rev., 5.50%, 10/01/19 (p)	1,688
3,085	Lewisville Combination Contract, Special Assessment, Capital Improvement, District 2, GO, ACA, 5.88%, 09/01/12	3,302
3,220	Midtown Redevelopment Authority, Tax Allocation, AMBAC, 5.00%, 01/01/15	3,420
5,000	Texas A & M University, Financing System, Rev., 5.38%, 05/15/09 (p)	5,282
1,085	Travis County, GO, 5.25%, 03/01/17	1,204
		53,907
	Utah — 0.2%
535	Utah Housing Finance Agency, Single Family Mortgage, Series A-2, Rev., FHA, 6.25%, 01/01/07	551
1,315	Utah State Board of Regents, Dixie College, Series A, Rev., AMBAC, 5.50%, 05/01/09	1,388
		1,939
	Virginia — 2.6%
3,395	City of Lynchburg, Public Improvement, GO, 5.00%, 06/01/14	3,663
4,140	City of Norfolk, Water, Rev., MBIA, 5.88%, 04/03/06	4,231
1,935	Loudoun County Sanitation Authority, Water & Sewer System, Rev., 5.00%, 01/01/12	2,068
13,000	Virginia Commonwealth Transportation Board, Federal Highway, Rev., 5.50%, 10/01/09	13,870
5,000	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.25%, 08/01/11	5,400
2,385	Virginia Resources Authority, Virginia Pooled Financing Program, Sub-Series A, Rev., 5.00%, 05/01/12	2,556
		31,788

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Washington — 2.5%
5,000	City of Seattle, Municipal Light & Power, Rev., MBIA-IBC, 6.00%, 10/01/09 (p)	5,464
5,000	Energy Northwest, Electric, Project No. 1, Series A, Rev., MBIA, 5.50%, 07/01/12	5,500
7,000	Energy Northwest, Electric, Columbia Generating Station, Series B, Rev., MBIA, 5.50%, 07/01/09	7,389
5,015	Skagit County Consolidated School District No. 320 Mount Vermon, GO, FSA SCH BD GTY, 5.25%, 12/01/15	5,519
145	State of Washington, Unrefunded Balance, Series A, GO, 6.75%, 02/01/07	149
195	Washington Public Power Supply System, Series B, Rev., 7.25%, 07/01/09 (p)	208
15	Washington Public Power Supply System, Unrefunded Balance, Series B, Rev., 7.25%, 07/01/09	16
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev, AMBAC, 5.50%, 10/01/22	6,303
		30,548
	West Virginia — 0.8%
5,250	State of West Virginia, State Roads, GO, 5.75%, 06/01/09 (p)	5,661
	West Virginia Water Development Authority, Loan Program II,
1,850	Series A-II, Rev., FGIC, 5.00%, 11/01/15	1,953
1,635	Series B-II, Rev., FGIC, 5.00%, 11/01/15	1,726
		9,340
	Wisconsin — 0.4%
4,190	Wisconsin Health & Educational Facilities Authority, Froedert & Community Health Obligation, Rev., 5.63%, 10/01/11	4,500
	Total Municipal Bonds (Cost $1,128,272)	1,198,039
SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
35,406	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $35,406)	35,406
	Total Investments — 100.5% (Cost $1,163,678)	1,233,445
	Liabilities in Excess of Other Assets — (0.5)%	(5,658)
	NET ASSETS — 100.0%	$1,227,787

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/06 (USD)	UNREALIZED (DEPRECIATION) (USD)
Short Futures Outstanding (38)	U.S. Treasury Bond	June 2006	(4,298)	(12)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   61

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0%
	Municipal Bonds — 96.0%
	Kansas — 2.4%
3,225	Labette County, Single Family Mortgage, Capital Accumulator, Rev., Zero Coupon, 12/01/14 (p)	2,274
	Maryland — 0.8%
1,925	Prince Georges County, Housing Authority Mortgage, Capital Appreciation, Foxglenn Apartments, Series A, Rev., GNMA COLL, Zero Coupon, 03/20/06	767
	Puerto Rico — 3.6%
2,400	Commonwealth of Puerto Rico, GO, 5.75%, 07/01/07	2,508
1,000	Puerto Rico Medical & Environmental Control Facilities Financing Authority, Auxilio Mutuo Hospital Obligation Group, Series A, Rev., MBIA, 5.80%, 04/03/06	1,008
		3,516
	West Virginia — 89.2%
1,525	Brooke, Pleasants, Tyler & Wetzel Counties, Single Family Mortgage, Rev., 7.40%, 08/15/10 (p)	1,761
1,500	Cabell County, Board of Education, GO, MBIA, 6.00%, 05/01/06 (m) (p)	1,507
635	City of Charleston, Building Commission, Center for Arts & Science Project, Rev., 5.30%, 06/01/09 (i)	665
1,120	City of Charleston, Urban Renewal Authority, Diamond Project, Series A, Rev., FSA, 5.75%, 12/15/09	1,223
	City of Clarksburg, Capital Appreciation, Water Improvement,
1,020	Rev., FSA-CR RADIAN-IBCC, Zero Coupon, 09/01/08	933
1,000	Rev., FSA-CR RADIAN-IBCC, Zero Coupon, 09/01/11	813
	City of Fairmont, Waterworks,
790	Rev., MBIA, 5.30%, 07/01/07	823
925	Rev., MBIA, 5.50%, 07/01/07	966
	City of Parkersburg, Waterworks & Sewer System,
2,630	Rev., FSA, 5.50%, 09/01/06	2,709
1,430	Series A, Rev., FGIC, 5.00%, 08/01/15	1,538
1,000	City of Wheeling, Waterworks & Sewer System, Rev., FGIC, 5.40%, 06/01/07	1,023
2,500	Harrison County, Board of Education, GO, FGIC, 6.40%, 05/01/07 (m) (p)	2,586
2,000	Harrison County, County Commission, Series A, SO, 6.25%, 05/15/10 (m) (p)	2,155
735	Jackson County, Residential Mortgage, Rev., FGIC, 7.38%, 06/01/10 (p)	841
1,000	Jefferson County, Board of Education, Public School, GO, 5.25%, 07/01/09	1,055
3,260	Kanawha, Mercer and Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 02/01/15 (p)	2,103
5,550	Kanawha-Putnam County, Single Family Mortgage, Series A, Rev., Zero Coupon, 12/01/16 (p)	3,487
1,065	Marion County, Single Family Mortgage, Rev., FGIC PRIV MTGS, 7.38%, 08/01/11 (p)	1,254
500	Marshall County, SO, 6.50%, 05/15/10 (p)	536
1,000	Pleasants County Industrial Development, Potomac Power, Series C, Rev., MBIA-IBC, 6.15%, 04/03/06	1,014
1,750	Pleasants County Industrial Development, West Penn Power, Series C, Rev., AMBAC, MBIA, 6.15%, 04/03/06	1,775
2,000	Raleigh, Fayette & Nicholas Counties, SO, 6.25%, 08/01/11 (p)	2,236
	State of West Virginia,
1,000	GO, FGIC, 5.25%, 06/01/08	1,039
1,000	Series B, GO, AMT, FGIC, 5.80%, 11/01/06	1,033
1,000	Series B, GO, AMT, FGIC, 5.85%, 11/01/06	1,033
	State of West Virginia, Capital Appreciation, Infrastructure,
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/13	737
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/14	704
1,075	State of West Virginia, Infrastructure, Series B, GO, AMT, FGIC, 5.75%, 11/01/12	1,182
	State of West Virginia, State Roads,
1,500	GO, 5.20%, 06/01/09 (p)	1,592
2,000	GO, 5.75%, 06/01/09 (p)	2,156
1,000	GO, FGIC, 5.00%, 06/01/15	1,073
970	GO, FGIC, 5.50%, 06/01/10 (p)	1,053
1,075	GO, FSA, 5.25%, 06/01/09 (p)	1,143
1,000	West Virginia Economic Development Authority, Capitol Parking Garage Project, Rev., AMBAC, 5.63%, 06/01/09	1,081
1,000	West Virginia Economic Development Authority, Correctional Juvenile, Series A, Rev., MBIA, 5.50%, 06/01/12	1,106
500	West Virginia Economic Development Authority, Department of Enviromental Protection, Rev., 4.00%, 11/01/09	508

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	West Virginia — Continued
	West Virginia Higher Education Policy Commission, University Facilities,
1,500	Series A, Rev., MBIA, 5.00%, 04/01/12	1,610
1,050	Series B, Rev., FGIC, 5.00%, 04/01/14	1,119
	West Virginia School Building Authority, Capital Improvement,
1,000	Rev., AMBAC, 4.00%, 07/01/07	1,020
2,825	Rev., AMBAC, 5.50%, 07/01/07	2,951
3,500	Series B, Rev., FSA, 5.40%, 07/01/17	3,653
200	Series B, Rev., MBIA, 6.75%, 07/01/06	202
3,465	West Virginia State Building Commission, Series A, Rev., MBIA, 5.25%, 07/01/07	3,606
1,990	West Virginia State Building Commission, Regional Jail, Series A, Rev., AMBAC, 5.25%, 07/01/12	2,159
3,040	West Virginia State Higher Education, Interim Governing Board University, Marshall University, Series A, Rev., FGIC, 5.25%, 05/01/11	3,255
1,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital, Series A, Rev., FSA, 5.25%, 02/15/14	1,082
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.50%, 09/01/16 (p)	1,074
	West Virginia State Parkway Economic Development & Tourism Authority,
1,000	Rev., FGIC, 5.25%, 05/15/16	1,111
2,000	Rev., FGIC, 5.25%, 05/15/19	2,257
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	658
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	626
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	597
1,000	Series B, Rev., FGIC, 5.00%, 10/01/14	1,071
	West Virginia Water Development Authority,
1,200	Series A, Rev., AMBAC, 5.50%, 10/01/13	1,337
620	Series A, Rev., FSA, 5.35%, 10/01/10	665
770	Series A, Rev., FSA, 5.40%, 10/01/10	827
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., FGIC, 5.00%, 11/01/15	1,216
2,275	Series B, Rev., AMBAC, 5.00%, 11/01/12	2,451
1,000	Series B, Rev., AMBAC, 5.00%, 11/01/13	1,083
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., FSA, 5.00%, 11/01/15	1,536
		85,609
	Total Municipal Bonds (Cost $87,397)	92,166
SHARES
Short-Term Investment — 3.1%
	Investment Company — 3.1%
3,018	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $3,018)	3,018
	Total Investments — 99.1% (Cost $90,415)	95,184
	Other Assets in Excess of Liabilities — 0.9%	821
	NET ASSETS — 100.0%	$96,005

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   63

JPMorgan Municipal Bond Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

ABBREVIATIONS:

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	—	Defaulted Security.
(g)	—	Amount rounds to less than 0.1%.
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(m)	—
All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)	—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

ACA	—	Insured by American Capital Access
ACA-CBI	—	ACA Certificate of Bond Insurance
Adj.	—	Adjustable. The interest rate shown is the rate in effect at February 28, 2006.
AMBAC	—	American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax Paper
BIG	—	Bond Investment Guarantee
CA MTG INS	—	California Mortgage Insurance
CA ST MTG	—	California State Mortgage
COLL	—	Collateral
CONS	—	Consolidated Bonds
COP	—	Certificates of Participation
EDA	—	Economic Development Authority
FGIC	—	Financial Guaranty Insurance Co.
FGIC-TCRS	—	FGIC Transferrable Custodial Receipts
FHA	—	Federal Housing Authority
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FNMA COLL	—	FNMA Collateral
FSA	—	Financial Security Assurance
FSA-CR	—	FSA Custodial Receipts
GAN	—	Grant Anticipation Notes
GNMA	—	Government National Mortgage Association
GO	—	General Obligation Bond
GO OF AGY	—	General Obligation of Agency
GO OF AUTH	—	General Obligation of Authority
GO OF HOSP	—	General Obligation of Hospital
GO OF INSTN	—	General Obligation of Institution
GO OF UNIV	—	General Obligation of University
GTY	—	Guaranty
GTD STD LNS	—	Guaranteed Student Loans
IBCC	—	Insured Bond Certificates
ICR	—	Insured Custodial Receipts
IDA	—	Industrial Development Authority
IDR	—	Industrial Development Revenue
IMI	—	Investors Mortgage Insurance Company
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Insurance Association
MGIC	—	Mortgage Guaranty Insurance Corporation
MTGS	—	Mortgages
PCR	—	Pollution Control Revenue
POOL INS	—	Pool Insurance
PRIV MTGS	—	Private Mortgages
PSF-GTD	—	Permanent School Fund Guaranteed
Q-SBLF	—	Qualified School Board Loan Fund
RADIAN	—	Radian Asset Assurance
RADIAN-IBCC	—	Radian Insured Bond Custodial Certificate
Rev.	—	Revenue Bond
SCH BD GTY	—	School Bond Guarantee
SCSDE	—	South Carolina School District Enhancement
SD CRED PROG	—	School District Credit Program
SO	—	Special Obligation
ST AID WITHHLDG	—	State Aid Withholding
TCRS	—	Transferable Custodial Receipts
TDHCA	—	Texas Department of Housing and Community Affairs
VA	—	Veterans Administration
VEREX	—	Verex Assurance Inc.
XLCA	—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   65

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$135,689		$102,981		$86,035
Investments in affiliates, at value	2,793		1,206		1,542
Total investment securities, at value	138,482		104,187		87,577
Receivables:
Fund shares sold	941		250		234
Interest and dividends	1,578		1,075		1,109
Prepaid expenses and other assets	2		1		2
Total Assets	141,003		105,513		88,922

LIABILITIES:
Payables:
Dividends	361		271		176
Investment securities purchased	—		1,081		—
Fund shares redeemed	338		284		230
Accrued liabilities:
Investment advisory fees	32		19		16
Administration fees	11		8		3
Shareholder servicing fees	11		9		8
Distribution fees	9		7		13
Custodian and accounting fees	7		7		6
Trustees’ fees — deferred compensation plan	—	(a)	—	(a)	—	(a)
Other	35		37		46
Total Liabilities	804		1,723		498
Net Assets	$140,199		$103,790		$88,424

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund
NET ASSETS:
Paid in capital	$134,937	$99,075	$84,172
Accumulated undistributed (distributions in excess of) net investment income	(3)	— (b)	(6)
Accumulated net realized gains (losses)	(56)	(1,203)	(1,161)
Net unrealized appreciation (depreciation)	5,321	5,918	5,419
Total Net Assets	$140,199	$103,790	$88,424

Net Assets:
Class A	$32,964	$14,245	$41,687
Class B	2,387	7,806	8,580
Class C	1,826	—	—
Select Class	103,022	81,739	38,157
Total	$140,199	$103,790	$88,424

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,434	1,403	4,164
Class B	246	774	857
Class C	189	—	—
Select Class	10,636	8,061	3,814

Net Asset Value:
Class A — Redemption price per share	$9.60	$10.15	$10.01
Class B — Offering price per share (a)	9.69	10.08	10.02
Class C — Offering price per share (a)	9.67	—	—
Select Class — Offering and redemption price per share	9.69	10.14	10.01
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.05	$10.63	$10.48

Cost of investments	$133,161	$98,269	$82,158

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   67

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$276,675		$1,182,550		$208,117
Investments in affiliates, at value	3,475		58,387		1,608
Total investment securities, at value	280,150		1,240,937		209,725
Receivables:
Investment securities sold	—		10,008		—
Fund shares sold	301		3,391		371
Interest and dividends	3,913		14,054		2,362
Prepaid expenses and other assets	4		13		3
Total Assets	284,368		1,268,403		212,461

LIABILITIES:
Payables:
Dividends	616		2,945		374
Investment securities purchased	—		21,518		—
Fund shares redeemed	50		1,908		906
Accrued liabilities:
Investment advisory fees	65		277		49
Administration fees	22		95		16
Shareholder servicing fees	32		150		22
Distribution fees	30		71		40
Custodian and accounting fees	8		16		6
Trustees’ fees — deferred compensation plan	—	(a)	—	(a)	—	(a)
Other	50		164		55
Total Liabilities	873		27,144		1,468
Net Assets	$283,495		$1,241,259		$210,993

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
NET ASSETS:
Paid in capital	$280,040	$1,257,633	$205,887
Accumulated undistributed (distributions in excess of) net investment income	(3)	(17)	(12)
Accumulated net realized gains (losses)	(9,742)	(28,916)	(4,362)
Net unrealized appreciation (depreciation)	13,200	12,559	9,480
Total Net Assets	$283,495	$1,241,259	$210,993

Net Assets:
Class A	$71,898	$116,863	$76,935
Class B	26,334	55,914	39,832
Class C	2,325	26,635	2,711
Select Class	182,938	1,041,847	91,515
Total	$283,495	$1,241,259	$210,993

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,725	11,942	7,069
Class B	2,574	5,745	3,635
Class C	227	2,739	248
Select Class	17,126	106,988	8,448

Net Asset Value:
Class A — Redemption price per share	$10.69	$9.79	$10.88
Class B — Offering price per share (a)	10.23	9.73	10.96
Class C — Offering price per share (a)	10.22	9.72	10.93
Select Class — Offering and redemption price per share	10.68	9.74	10.83
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share (net asset value per share/100% — maximum sales charge)	$11.19	$10.25	$11.39

Cost of investments	$266,950	$1,228,378	$200,245

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Short Term Municipal Bond Fund		Tax Free Bond Fund	West Virginia Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$365,485		$1,198,039	$92,166
Investments in affiliates, at value	12,314		35,406	3,018
Total investment securities, at value	377,799		1,233,445	95,184
Cash	—	(a)	—	—
Receivables:
Investment securities sold	—		13,910	—
Fund shares sold	267		307	177
Interest and dividends	4,047		15,167	1,056
Prepaid expenses and other assets	7		7	1
Total Assets	382,120		1,262,836	96,418

LIABILITIES:
Payables:
Dividends	592		3,549	279
Investment securities purchased	—		30,393	—
Fund shares redeemed	2,010		458	55
Variation margin on futures contracts	—		23	—
Accrued liabilities:
Investment advisory fees	75		274	22
Administration fees	23		93	1
Shareholder servicing fees	45		122	8
Distribution fees	42		28	6
Custodian and accounting fees	8		28	7
Trustees’ fees — deferred compensation plan	1		25	—	(a)
Other	60		56	35
Total Liabilities	2,856		35,049	413
Net Assets	$379,264		$1,227,787	$96,005

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
NET ASSETS:
Paid in capital	$384,422	$1,156,546	$92,885
Accumulated undistributed (distributions in excess of) net investment income	(23)	324	(7)
Accumulated net realized gains (losses)	(1,887)	1,162	(1,642)
Net unrealized appreciation (depreciation)	(3,248)	69,755	4,769
Total Net Assets	$379,264	$1,227,787	$96,005

Net Assets:
Class A	$67,143	$106,675	$7,985
Class B	13,024	13,634	8,131
Class C	36,022	—	—
Select Class	263,075	1,107,478	79,889
Total	$379,264	$1,227,787	$96,005

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,649	8,357	790
Class B	1,280	1,071	806
Class C	3,540	—	—
Select Class	25,974	86,943	7,987

Net Asset Value:
Class A — Redemption price per share	$10.10	$12.76	$10.10
Class B — Offering price per share (a)	10.18	12.73	10.09
Class C — Offering price per share (a)	10.18	—	—
Select Class — Offering and redemption price per share	10.13	12.74	10.00
Class A maximum sales charge	3.00%	4.50%	4.50%
Class A maximum public offering price per share (net asset value per share/100% — maximum sales charge)	$10.41	$13.36	$10.58

Cost of investments	$381,047	$1,163,678	$90,415

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   71

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund			Kentucky Municipal Bond Fund			Louisiana Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005		Period Ended 2/28/2006 (a)	Year Ended 6/30/2005		Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$4,288	$6,715		$3,348	$5,398		$3,080	$5,220
Dividend income from affiliates (c)	25	—		18	4		19	23
Total investment income	4,313	6,715		3,366	5,402		3,099	5,243

EXPENSES:
Investment advisory fees	276	567		214	467		195	555
Administration fees	96	203		75	167		68	159
Distribution fees:
Class A	51	65		26	48		80	175
Class B	11	19		43	91		51	115
Class C	6	—	(b)	—	—		—	—
Shareholder servicing fees:
Class A	51	20		26	14		80	48
Class B	4	2		14	8		17	11
Class C	2	—	(b)	—	—		—	—
Select Class	173	100		138	78		66	37
Custodian and accounting fees	17	17		15	16		15	20
Interest expense	1	—	(b)	1	—	(b)	4	—	(b)
Professional fees	40	10		41	9		40	15
Trustees’ fees	1	2		1	2		1	2
Printing and mailing costs	2	8		2	1		7	10
Registration and filing fees	11	18		11	13		11	13
Transfer agent fees	20	7		16	13		29	32
Miscellaneous	4	8		5	8		3	10
Total expenses	766	1,046		628	935		667	1,202
Less amounts waived	(116)	(113)		(102)	(90)		(112)	(260)
Less earnings credits	— (b)	(1)		—	—	(b)	— (b)	—	(b)
Less reimbursement for legal matters	— (b)	(1)		— (b)	(1)		— (b)	(1)
Net expenses	650	931		526	844		555	941
Net investment income (loss)	3,663	5,784		2,840	4,558		2,544	4,302

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(56)	418		19	108		181	249
Change in net unrealized appreciation (depreciation) of investments	(2,974)	880		(2,323)	1,278		(2,805)	1,248
Net realized/unrealized gains (losses)	(3,030)	1,298		(2,304)	1,386		(2,624)	1,497
Change in net assets resulting from operations	$633	$7,082		$536	$5,944		$(80)	$5,799

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Amount rounds to less than $1,000.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$9,089	$13,651	$28,470	$43,068	$6,839	$10,831
Dividends	—	—	737	655	—	—
Dividend income from affiliates (c)	29	18	487	127	13	6
Total investment income	9,118	13,669	29,694	43,850	6,852	10,837

EXPENSES:
Investment advisory fees	564	1,134	1,976	3,882	439	1,178
Administration fees	198	405	692	1,388	154	338
Distribution fees:
Class A	126	257	203	392	131	244
Class B	142	290	314	740	222	485
Class C	9	1	154	351	10	— (b)
Shareholder servicing fees:
Class A	126	71	203	109	131	69
Class B	47	27	105	65	74	44
Class C	3	— (b)	51	31	3	— (b)
Select Class	294	152	1,288	615	158	90
Custodian and accounting fees	20	28	35	40	17	27
Interest expense	2	— (b)	2	— (b)	3	1
Professional fees	42	18	49	25	41	13
Trustees’ fees	2	5	8	14	2	4
Printing and mailing costs	7	30	40	28	11	16
Registration and filing fees	17	50	40	45	14	26
Transfer agent fees	36	32	27	181	50	44
Miscellaneous	4	18	17	38	4	16
Total expenses	1,639	2,518	5,204	7,944	1,464	2,595
Less amounts waived	(191)	(289)	(555)	(758)	(138)	(481)
Less earnings credits	(2)	(1)	(2)	(10)	— (b)	(1)
Less reimbursement for legal matters	(1)	(1)	(3)	(5)	(1)	(1)
Net expenses	1,445	2,227	4,644	7,171	1,325	2,112
Net investment income (loss)	7,673	11,442	25,050	36,679	5,527	8,725

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	241	437	(2,019)	(695)	156	239
Change in net unrealized appreciation (depreciation) of investments	(5,798)	1,541	(10,058)	15,419	(4,271)	2,098
Net realized/unrealized gains (losses)	(5,557)	1,978	(12,077)	14,724	(4,115)	2,337
Change in net assets resulting from operations	$2,116	$13,420	$12,973	$51,403	$1,412	$11,062

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Amount rounds to less than $1,000.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund		Tax Free Bond Fund		West Virginia Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$8,700	$15,716	$31,653	$33,532	$3,099	$4,725
Dividend income from affiliates (c)	439	97	832	526	19	7
Total investment income	9,139	15,813	32,485	34,058	3,118	4,732

EXPENSES:
Investment advisory fees	731	2,481	2,111	2,635	193	409
Administration fees	307	734	739	940	67	146
Distribution fees:
Class A	131	317	174	217	13	25
Class B	73	173	74	130	43	93
Class C	221	607	—	—	—	—
Shareholder servicing fees:
Class A	131	82	174	89	13	7
Class B	24	15	25	15	14	8
Class C	74	49	—	—	—	—
Select Class	502	284	1,560	859	133	75
Custodian and accounting fees	22	52	29	35	15	18
Interest expense	1	2	1	—	— (b)	— (b)
Professional fees	42	21	31	21	41	14
Trustees’ fees	5	8	8	11	1	1
Printing and mailing costs	20	32	35	21	4	6
Registration and filing fees	31	56	28	38	15	17
Transfer agent fees	53	57	60	34	15	10
Miscellaneous	7	27	11	28	4	8
Total expenses	2,375	4,997	5,060	5,073	571	837
Less amounts waived	(332)	(1,261)	(771)	(616)	(102)	(97)
Less earnings credits	(8)	(20)	(1)	(1)	— (b)	(1)
Less reimbursement for legal matters	(1)	(3)	(2)	(3)	— (b)	(1)
Net expenses	2,034	3,713	4,286	4,453	469	738
Net investment income (loss)	7,105	12,100	28,199	29,605	2,649	3,994

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(477)	(193)	1,422	5,632	100	48
Futures	—	—	1,113	(880)	—	—
Net realized gain (loss)	(477)	(193)	2,535	4,752	100	48
Change in net unrealized appreciation (depreciation) of:
Investments	(2,655)	1,146	(19,507)	9,371	(2,189)	1,021
Futures	—	—	531	(543)	—	—
Net change in unrealized appreciation (depreciation)	(2,655)	1,146	(18,976)	8,828	(2,189)	1,021
Net realized/unrealized gains (losses)	(3,132)	953	(16,441)	13,580	(2,089)	1,069
Change in net assets resulting from operations	$3,973	$13,053	$11,758	$43,185	$560	$5,063

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Amount rounds to less than $1,000.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund			Kentucky Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,663	$5,784	$6,056	$2,840	$4,558	$5,225
Net realized gain (loss)	(56)	418	216	19	108	299
Change in net unrealized appreciation (depreciation)	(2,974)	880	(6,563)	(2,323)	1,278	(5,604)
Change in net assets resulting from operations	633	7,082	(291)	536	5,944	(80)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(789)	(844)	(441)	(393)	(584)	(548)
From net realized gains	(90)	—	(21)	—	—	—
Class B
From net investment income	(47)	(69)	(54)	(185)	(313)	(411)
From net realized gains	(6)	—	(3)	—	—	—
Class C
From net investment income	(28)	(3)	—	—	—	—
From net realized gains	(4)	—	—	—	—	—
Select Class
From net investment income	(2,795)	(4,902)	(5,553)	(2,258)	(3,702)	(4,245)
From net realized gains	(282)	—	(289)	—	—	—
Total distributions to shareholders	(4,041)	(5,818)	(6,361)	(2,836)	(4,599)	(5,204)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,822	(8,710)	(1,995)	(6,787)	(8,213)	(21,934)

NET ASSETS:
Change in net assets	1,414	(7,446)	(8,647)	(9,087)	(6,868)	(27,218)
Beginning of period	138,785	146,231	154,878	112,877	119,745	146,963
End of period	$140,199	$138,785	$146,231	$103,790	$112,877	$119,745
Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(7)	$25	$— (b)	$(4)	$37

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Louisiana Municipal Bond Fund			Michigan Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,544	$4,302	$5,031	$7,673	$11,442	$12,631
Net realized gain (loss)	181	249	(157)	241	437	175
Change in net unrealized appreciation (depreciation)	(2,805)	1,248	(5,788)	(5,798)	1,541	(13,678)
Change in net assets resulting from operations	(80)	5,799	(914)	2,116	13,420	(872)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,225)	(2,151)	(2,522)	(1,998)	(3,201)	(3,383)
Class B
From net investment income	(217)	(400)	(448)	(664)	(1,125)	(1,275)
Class C
From net investment income	—	—	—	(44)	(6)	—
Select Class
From net investment income	(1,101)	(1,795)	(2,047)	(4,983)	(7,217)	(7,894)
Total distributions to shareholders	(2,543)	(4,346)	(5,017)	(7,689)	(11,549)	(12,552)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(16,197)	(12,457)	(24,669)	7,975	(4,521)	(42,204)

NET ASSETS:
Change in net assets	(18,820)	(11,004)	(30,600)	2,402	(2,650)	(55,628)
Beginning of period	107,244	118,248	148,848	281,093	283,743	339,371
End of period	$88,424	$107,244	$118,248	$283,495	$281,093	$283,743
Accumulated undistributed (distributions in excess of) net investment income	$(6)	$(7)	$35	$(3)	$13	$121

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Municipal Income Fund			Ohio Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$25,050	$36,679	$46,152	$5,527	$8,725	$9,503
Net realized gain (loss)	(2,019)	(695)	(5,336)	156	239	(15)
Change in net unrealized appreciation (depreciation)	(10,058)	15,419	(35,939)	(4,271)	2,098	(10,448)
Change in net assets resulting from operations	12,973	51,403	4,877	1,412	11,062	(960)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,863)	(4,711)	(5,827)	(1,983)	(2,900)	(2,937)
Class B
From net investment income	(1,214)	(2,575)	(3,353)	(922)	(1,644)	(1,943)
Class C
From net investment income	(591)	(1,223)	(1,607)	(48)	(3)	—
Select Class
From net investment income	(20,031)	(29,638)	(34,309)	(2,570)	(4,240)	(4,611)
Total distributions to shareholders	(24,699)	(38,147)	(45,096)	(5,523)	(8,787)	(9,491)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	341,539	(128,374)	(194,596)	(10,774)	(17,344)	(42,552)

NET ASSETS:
Change in net assets	329,813	(115,118)	(234,815)	(14,885)	(15,069)	(53,003)
Beginning of period	911,446	1,026,564	1,261,379	225,878	240,947	293,950
End of period	$1,241,259	$911,446	$1,026,564	$210,993	$225,878	$240,947
Accumulated undistributed (distributions in excess of) net investment income	$(17)	$(368)	$1,103	$(12)	$(16)	$46

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Short Term Municipal Bond Fund			Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$7,105	$12,100	$12,272	$28,199	$29,605	$24,259
Net realized gain (loss)	(477)	(193)	(1,216)	2,535	4,752	8,064
Change in net unrealized appreciation (depreciation)	(2,655)	1,146	(10,540)	(18,976)	8,828	(30,117)
Change in net assets resulting from operations	3,973	13,053	516	11,758	43,185	2,206

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,226)	(2,301)	(2,502)	(2,748)	(2,890)	(2,611)
From net realized gains	—	—	(374)	(561)	(838)	(108)
Class B
From net investment income	(175)	(333)	(359)	(318)	(488)	(540)
From net realized gains	—	—	(71)	(78)	(194)	(27)
Class C
From net investment income	(531)	(1,146)	(1,475)	—	—	—
From net realized gains	—	—	(289)	—	—	—
Select Class
From net investment income	(5,195)	(8,402)	(7,900)	(25,661)	(26,396)	(21,170)
From net realized gains	—	—	(985)	(4,790)	(6,548)	(858)
Total distributions to shareholders	(7,127)	(12,182)	(13,955)	(34,156)	(37,354)	(25,314)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(78,226)	(77,787)	(10,760)	168,089	567,589	(68,326)

NET ASSETS:
Change in net assets	(81,380)	(76,916)	(24,199)	145,691	573,420	(91,434)
Beginning of period	460,644	537,560	561,759	1,082,096	508,676	600,110
End of period	$379,264	$460,644	$537,560	$1,227,787	$1,082,096	$508,676
Accumulated undistributed (distributions in excess of) net investment income	$(23)	$(1)	$79	$324	$461	$102

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	West Virginia Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,649	$3,994	$4,191
Net realized gain (loss)	100	48	(285)
Change in net unrealized appreciation (depreciation)	(2,189)	1,021	(4,289)
Change in net assets resulting from operations	560	5,063	(383)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(202)	(289)	(335)
Class B
From net investment income	(188)	(314)	(352)
Select Class
From net investment income	(2,256)	(3,435)	(3,486)
Total distributions to shareholders	(2,646)	(4,038)	(4,173)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,307)	(1,310)	(4,995)

NET ASSETS:
Change in net assets	(5,393)	(285)	(9,551)
Beginning of period	101,398	101,683	111,234
End of period	$96,005	$101,398	$101,683
Accumulated undistributed (distributions in excess of) net investment income	$(7)	$(10)	$34

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Arizona Municipal Bond Fund			Kentucky Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,759	$15,852	$10,882	$1,506	$5,043	$3,296
Dividends reinvested	553	538	251	268	417	305
Cost of shares redeemed	(4,042)	(6,379)	(5,712)	(4,232)	(2,536)	(4,686)
Change in net assets from Class A capital transactions	$7,270	$10,011	$5,421	$(2,458)	$2,924	$(1,085)
Class B
Proceeds from shares issued	$408	$990	$537	$69	$306	$467
Dividends reinvested	45	55	39	135	258	304
Cost of shares redeemed	(170)	(730)	(429)	(1,625)	(1,801)	(4,699)
Change in net assets from Class B capital transactions	$283	$315	$147	(1,421)	$(1,237)	$(3,928)
Class C
Proceeds from shares issued	$1,510	$434	$—	$—	$—	$—
Dividends reinvested	27	3	—	—	—	—
Cost of shares redeemed	(106)	(15)	—	—	—	—
Change in net assets from Class C capital transactions	$1,431	$422	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$8,778	$7,504	$14,836	$6,033	$5,949	$7,072
Dividends reinvested	49	68	143	32	54	49
Cost of shares redeemed	(12,989)	(27,030)	(22,542)	(8,973)	(15,903)	(24,042)
Change in net assets from Select Class capital transactions	$(4,162)	$(19,458)	$(7,563)	$(2,908)	$(9,900)	$(16,921)

SHARE TRANSACTIONS:
Class A
Issued	1,109	1,606	1,093	148	487	316
Reinvested	57	55	25	26	40	29
Redeemed	(418)	(650)	(579)	(413)	(244)	(448)
Change in Class A Shares	748	1,011	539	(239)	283	(103)
Class B
Issued	42	99	54	7	29	45
Reinvested	5	5	4	13	25	29
Redeemed	(18)	(73)	(43)	(160)	(174)	(450)
Change in Class B Shares	29	31	15	(140)	(120)	(376)
Class C
Issued	154	44	—	—	—	—
Reinvested	3	— (b)	—	—	—	—
Redeemed	(11)	(1)	—	—	—	—
Change in Class C Shares	146	43	—	—	—	—
Select Class
Issued	900	754	1,471	592	571	671
Reinvested	5	7	14	3	5	4
Redeemed	(1,330)	(2,711)	(2,244)	(881)	(1,530)	(2,296)
Change in Select Class Shares	(425)	(1,950)	(759)	(286)	(954)	(1,621)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of Class C Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Louisiana Municipal Bond Fund			Michigan Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,781	$3,847	$8,749	$12,290	$22,028	$19,526
Dividends reinvested	758	1,464	1,576	1,451	2,415	2,385
Cost of shares redeemed	(14,276)	(11,816)	(23,917)	(18,352)	(24,703)	(37,353)
Change in net assets from Class A capital transactions	$(10,737)	$(6,505)	$(13,592)	$(4,611)	$(260)	$(15,442)
Class B
Proceeds from shares issued	$72	$541	$1,570	$305	$1,218	$3,686
Dividends reinvested	151	310	328	469	888	933
Cost of shares redeemed	(3,004)	(2,670)	(4,285)	(4,066)	(5,057)	(8,940)
Change in net assets from Class B capital transactions	$(2,781)	$(1,819)	$(2,387)	$(3,292)	$(2,951)	$(4,321)
Class C
Proceeds from shares issued	$—	$—	$—	$1,230	$1,135	$—
Dividends reinvested	—	—	—	42	6	—
Cost of shares redeemed	—	—	—	(46)	(8)	—
Change in net assets from Class C capital transactions	$—	$—	$—	$1,226	$1,133	$—
Select Class
Proceeds from shares issued	$1,934	$3,596	$4,772	$27,714	$22,429	$17,455
Dividends reinvested	42	51	23	231	272	436
Cost of shares redeemed	(4,655)	(7,780)	(13,485)	(13,293)	(25,144)	(40,332)
Change in net assets from Select Class capital transactions	$(2,679)	$(4,133)	$(8,690)	$14,652	$(2,443)	$(22,441)

SHARE TRANSACTIONS:
Class A
Issued	276	373	840	1,142	2,010	1,757
Reinvested	75	142	152	135	221	215
Redeemed	(1,419)	(1,147)	(2,315)	(1,705)	(2,259)	(3,386)
Change in Class A Shares	(1,068)	(632)	(1,323)	(428)	(28)	(1,414)
Class B
Issued	7	52	151	29	116	344
Reinvested	15	30	32	46	85	88
Redeemed	(298)	(260)	(415)	(395)	(481)	(844)
Change in Class B Shares	(276)	(178)	(232)	(320)	(280)	(412)
Class C
Issued	—	—	—	119	109	—
Reinvested	—	—	—	4	— (b)	—
Redeemed	—	—	—	(4)	(1)	—
Change in Class C Shares	—	—	—	119	108	—
Select Class
Issued	192	350	463	2,579	2,054	1,575
Reinvested	4	5	2	21	25	39
Redeemed	(462)	(756)	(1,314)	(1,239)	(2,298)	(3,645)
Change in Select Class Shares	(266)	(401)	(849)	1,361	(219)	(2,031)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of Class C Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Municipal Income Fund			Ohio Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,800	$36,178	$42,801	$11,621	$14,737	$15,578
Dividends reinvested	2,009	3,625	4,381	1,346	2,322	2,198
Cost of shares redeemed	(25,064)	(46,394)	(93,308)	(13,118)	(13,546)	(28,304)
Change in net assets from Class A capital transactions	$(8,255)	$(6,591)	$(46,126)	$(151)	$3,513	$(10,528)
Class B
Proceeds from shares issued	$563	$1,914	$3,953	$456	$1,624	$4,904
Dividends reinvested	869	2,021	2,497	682	1,369	1,526
Cost of shares redeemed	(14,600)	(25,147)	(33,381)	(8,841)	(11,430)	(20,820)
Change in net assets from Class B capital transactions	$(13,168)	$(21,212)	$(26,931)	$(7,703)	$(8,437)	$(14,390)
Class C
Proceeds from shares issued	$2,036	$8,422	$15,062	$2,162	$584	$—
Dividends reinvested	397	910	1,266	34	2	—
Cost of shares redeemed	(9,303)	(17,619)	(31,284)	(39)	(1)	—
Change in net assets from Class C capital transactions	$(6,870)	$(8,287)	$(14,956)	$2,157	$585	$—
Select Class
Proceeds from shares issued	$493,593	$59,289	$84,246	$8,598	$9,328	$12,960
Dividends reinvested	909	748	1,018	194	230	155
Cost of shares redeemed	(124,670)	(152,321)	(191,847)	(13,869)	(22,563)	(30,749)
Change in net assets from Select Class capital transactions	$369,832	$(92,284)	$(106,583)	$(5,077)	$(13,005)	$(17,634)

SHARE TRANSACTIONS:
Class A
Issued	1,507	3,642	4,297	1,062	1,331	1,387
Reinvested	205	366	439	123	209	196
Redeemed	(2,560)	(4,673)	(9,388)	(1,199)	(1,218)	(2,524)
Change in Class A Shares	(848)	(665)	(4,652)	(14)	322	(941)
Class B
Issued	58	194	399	41	142	434
Reinvested	89	205	251	62	122	135
Redeemed	(1,497)	(2,548)	(3,373)	(803)	(1,021)	(1,856)
Change in Class B Shares	(1,350)	(2,149)	(2,723)	(700)	(757)	(1,287)
Class C
Issued	208	852	1,511	196	53	—
Reinvested	41	93	128	3	— (b)	—
Redeemed	(955)	(1,787)	(3,167)	(4)	— (b)	—
Change in Class C Shares	(706)	(842)	(1,528)	195	53	—
Select Class
Issued	50,700	6,000	8,487	790	834	1,157
Reinvested	93	76	102	18	21	14
Redeemed	(12,788)	(15,429)	(19,377)	(1,275)	(2,041)	(2,759)
Change in Select Class Shares	38,005	(9,353)	(10,788)	(467)	(1,186)	(1,588)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of Class C Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund			Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,356	$56,007	$85,572	$22,912	$20,391	$18,398
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	50,210	—
Dividends reinvested	940	1,874	2,147	2,220	2,452	1,597
Cost of shares redeemed	(36,254)	(79,779)	(86,730)	(18,292)	(29,466)	(27,025)
Change in net assets from Class A capital transactions	$(17,958)	$(21,898)	$989	$6,840	$43,587	$(7,030)
Class B
Proceeds from shares issued	$567	$937	$6,108	$596	$1,665	$1,655
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	4,082	—
Dividends reinvested	126	267	328	288	558	454
Cost of shares redeemed	(3,893)	(5,647)	(8,032)	(3,043)	(3,771)	(5,324)
Change in net assets from Class B capital transactions	$(3,200)	$(4,443)	$(1,596)	$(2,159)	$2,534	$(3,215)
Class C
Proceeds from shares issued	$3,787	$18,354	$71,970	$—	$—	$—
Dividends reinvested	452	1,018	1,470	—	—	—
Cost of shares redeemed	(20,209)	(45,247)	(88,223)	—	—	—
Change in net assets from Class C capital transactions	$(15,970)	$(25,875)	$(14,783)	$—	$—	$—
Select Class
Proceeds from shares issued	$104,958	$122,729	$266,860	$102,593	$53,523	$56,158
Subscription in-kind	—	—	—	198,635	—	—
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	552,348	—
Dividends reinvested	313	756	2,116	2,520	929	792
Cost of shares redeemed	(146,369)	(149,056)	(264,346)	(140,340)	(85,332)	(115,031)
Change in net assets from Select Class capital transactions	$(41,098)	$(25,571)	$4,630	$163,408	$521,468	$(58,081)

SHARE TRANSACTIONS:
Class A
Issued	1,714	5,463	8,300	1,785	1,563	1,396
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	3,855	—
Reinvested	93	184	208	173	188	121
Redeemed	(3,581)	(7,797)	(8,424)	(1,428)	(2,269)	(2,063)
Change in Class A Shares	(1,774)	(2,150)	84	530	3,337	(546)
Class B
Issued	56	91	589	46	128	125
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	314	—
Reinvested	12	26	32	23	43	35
Redeemed	(381)	(549)	(773)	(238)	(289)	(407)
Change in Class B Shares	(313)	(432)	(152)	(169)	196	(247)
Class C
Issued	371	1,780	6,915	—	—	—
Reinvested	44	99	141	—	—	—
Redeemed	(1,980)	(4,394)	(8,493)	—	—	—
Change in Class C Shares	(1,565)	(2,515)	(1,437)	—	—	—
Select Class
Issued	10,339	11,964	25,855	8,044	4,107	4,260
Subscription in-kind	—	—	—	15,628	—	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	42,491	—
Reinvested	31	74	204	197	71	60
Redeemed	(14,408)	(14,549)	(25,649)	(10,988)	(6,557)	(8,747)
Change in Select Class Shares	(4,038)	(2,511)	410	12,881	40,112	(4,427)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	West Virginia Municipal Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$912	$1,089	$1,054
Dividends reinvested	118	186	229
Cost of shares redeemed	(561)	(1,385)	(3,222)
Change in net assets from Class A capital transactions	$469	$(110)	$(1,939)
Class B
Proceeds from shares issued	$43	$277	$769
Dividends reinvested	123	236	249
Cost of shares redeemed	(1,029)	(2,074)	(2,470)
Change in net assets from Class B capital transactions	$(863)	$(1,561)	$(1,452)
Select Class
Proceeds from shares issued	$10,277	$10,287	$9,989
Dividends reinvested	16	164	389
Cost of shares redeemed	(13,206)	(10,090)	(11,982)
Change in net assets from Select Class capital transactions	$(2,913)	$361	$(1,604)

SHARE TRANSACTIONS:
Class A
Issued	89	105	100
Reinvested	12	18	22
Redeemed	(55)	(133)	(312)
Change in Class A Shares	46	(10)	(190)
Class B
Issued	4	27	73
Reinvested	12	23	24
Redeemed	(101)	(201)	(238)
Change in Class B Shares	(85)	(151)	(141)
Select Class
Issued	1,022	1,004	966
Reinvested	2	16	38
Redeemed	(1,313)	(986)	(1,163)
Change in Select Class Shares	(289)	34	(159)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	$9.84	$0.25	$(0.21)	$0.04	$(0.25)	$(0.03)	$(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38	(0.41)	(0.03)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2003	9.84	0.39	0.36	0.75	(0.40)	—	(0.40)
Year Ended June 30, 2002	9.67	0.39	0.20	0.59	(0.42)	—	(0.42)
Year Ended June 30, 2001	9.39	0.43	0.28	0.71	(0.43)	—	(0.43)

Kentucky Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.37	0.26	(0.22)	0.04	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.26	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.67	0.40	(0.41)	(0.01)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.32	0.40	0.36	0.76	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.20	0.43	0.13	0.56	(0.44)	—	(0.44)
Year Ended June 30, 2001	9.90	0.47	0.30	0.77	(0.47)	—	(0.47)

Louisiana Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.27	0.26	(0.26)	—	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.15	0.40	0.12	0.52	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.59	0.37	(0.44)	(0.07)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.21	0.38	0.38	0.76	(0.38)	—	(0.38)
Year Ended June 30, 2002	10.08	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2001	9.74	0.45	0.34	0.79	(0.45)	—	(0.45)

Michigan Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.90	0.29	(0.21)	0.08	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.83	0.43	0.07	0.50	(0.43)	—	(0.43)
Year Ended June 30, 2004	11.30	0.45	(0.48)	(0.03)	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.84	0.43	0.46	0.89	(0.43)	—	(0.43)
Year Ended June 30, 2002	10.65	0.46	0.19	0.65	(0.46)	—	(0.46)
Year Ended June 30, 2001	10.22	0.47	0.43	0.90	(0.47)	—	(0.47)

Municipal Income Fund
July 1, 2005 to February 28, 2006 (d)	9.92	0.24	(0.14)	0.10	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.79	0.37	0.14	0.51	(0.38)	—	(0.38)
Year Ended June 30, 2004	10.13	0.39	(0.35)	0.04	(0.38)	—	(0.38)
Year Ended June 30, 2003	9.93	0.40	0.20	0.60	(0.40)	—	(0.40)
Year Ended June 30, 2002	9.83	0.43	0.10	0.53	(0.43)	—	(0.43)
Year Ended June 30, 2001	9.49	0.46	0.34	0.80	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense for custody overdraft and interfund lending of 1 basis point.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.60	0.37%	$32,964	0.88%		3.82%	1.01%	4%
9.84	4.87	26,429	0.86		3.86	0.99	5
9.76	(0.34)	16,352	0.84		3.76	0.99	11
10.19	7.73	11,576	0.84		3.91	0.99	18
9.84	6.25	9,462	0.84		4.26	0.99	12
9.67	7.72	2,746	0.84		4.46	0.99	17

10.15	0.42	14,245	0.88		3.85	1.04	4
10.37	4.97	17,032	0.86		3.76	1.00	3
10.26	(0.08)	13,935	0.86		3.84	1.01	5
10.67	7.48	15,593	0.86		3.86	1.01	9
10.32	5.61	13,099	0.86		4.30	1.01	15
10.20	7.90	8,906	0.86		4.64	1.01	17

10.01	0.05	41,687	0.89	(e)	3.88	1.07	2
10.27	5.20	53,725	0.87		3.82	1.13	3
10.15	(0.68)	59,497	0.86		3.58	1.16	2
10.59	7.58	76,095	0.86		3.65	1.16	10
10.21	5.59	69,037	0.86		4.15	1.16	22
10.08	8.28	59,662	0.86		4.56	1.16	11

10.69	0.71	71,898	0.86		3.99	0.97	4
10.90	4.69	78,000	0.86		3.93	1.01	12
10.83	(0.28)	77,774	0.85		3.96	1.00	10
11.30	8.37	97,090	0.85		3.91	1.00	11
10.84	6.22	69,371	0.85		4.28	1.00	8
10.65	9.00	57,728	0.84		4.51	0.99	17

9.79	1.04	116,863	0.84		3.68	0.94	28
9.92	5.25	126,834	0.85		3.66	0.98	39
9.79	0.39	131,692	0.84		3.84	0.99	48
10.13	6.17	183,392	0.84		4.02	0.99	74
9.93	5.52	166,452	0.84		4.40	0.99	94
9.83	8.56	166,096	0.83		4.74	0.98	65

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	$11.09	$0.28	$(0.21)	$0.07	$(0.28)	$—	$(0.28)
Year Ended June 30, 2005	10.98	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	11.41	0.41	(0.43)	(0.02)	(0.41)	—	(0.41)
Year Ended June 30, 2003	11.01	0.40	0.41	0.81	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.82	0.46	0.19	0.65	(0.46)	—	(0.46)
Year Ended June 30, 2001	10.47	0.51	0.35	0.86	(0.51)	—	(0.51)

Short Term Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.17	0.16	(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23	0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22	(0.21)	0.01	(0.22)	(0.03)	(0.25)
Year Ended June 30, 2003	10.21	0.26	0.20	0.46	(0.26)	(0.01)	(0.27)
Year Ended June 30, 2002	10.07	0.32	0.14	0.46	(0.32)	—	(0.32)
Year Ended June 30, 2001	9.87	0.42	0.20	0.62	(0.42)	—	(0.42)

Tax Free Bond Fund
July 1, 2005 to February 28, 2006 (d)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)
Year Ended June 30, 2004	13.44	0.55	(0.52)	0.03	(0.55)	(0.02)	(0.57)
Year Ended June 30, 2003	12.91	0.55	0.54	1.09	(0.56)	—	(0.56)
Year Ended June 30, 2002	12.74	0.57	0.18	0.75	(0.58)	—	(0.58)
Year Ended June 30, 2001	12.16	0.58	0.58	1.16	(0.58)	—	(0.58)

West Virginia Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.32	0.27	(0.22)	0.05	(0.27)	—	(0.27)
Year Ended June 30, 2005	10.21	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.64	0.39	(0.44)	(0.05)	(0.38)	—	(0.38)
Year Ended June 30, 2003	10.27	0.41	0.37	0.78	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.14	0.46	0.13	0.59	(0.46)	—	(0.46)
Year Ended June 30, 2001	9.81	0.46	0.33	0.79	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.88	0.62%	$76,935	0.88%	3.80%	1.00%	4%
11.09	4.85	78,525	0.86	3.72	1.10	7
10.98	(0.18)	74,235	0.85	3.63	1.16	16
11.41	7.44	87,877	0.85	3.61	1.16	15
11.01	6.08	47,914	0.85	4.23	1.16	21
10.82	8.32	32,308	0.85	4.74	1.16	16

10.10	0.89	67,143	0.80	2.33	0.92	13
10.17	2.47	85,690	0.80	2.28	1.08	41
10.16	0.11	107,434	0.80	2.10	1.16	138
10.40	4.57	109,112	0.80	2.53	1.15	110
10.21	4.64	49,927	0.80	3.13	1.15	94
10.07	6.38	8,423	0.80	4.13	1.16	89

12.76	0.98	106,675	0.75	3.87	0.93	30
13.04	6.82	102,064	0.79	3.99	0.96	43
12.90	0.27	57,927	0.84	4.16	0.99	20
13.44	8.59	67,693	0.83	4.22	0.98	12
12.91	5.97	51,859	0.83	4.47	0.98	11
12.74	9.67	46,849	0.83	4.59	0.98	34

10.10	0.47	7,985	0.88	3.98	1.05	4
10.32	4.93	7,677	0.86	3.74	1.01	4
10.21	(0.50)	7,695	0.85	3.66	1.01	20
10.64	7.77	10,045	0.84	3.97	1.00	10
10.27	5.89	6,422	0.86	4.48	1.01	12
10.14	8.19	5,639	0.86	4.60	1.01	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	$9.92	$0.21	$(0.20)	$0.01	$(0.21)	$(0.03)	$(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31	(0.43)	(0.12)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2003	9.92	0.32	0.39	0.71	(0.33)	—	(0.33)
Year Ended June 30, 2002	9.75	0.35	0.18	0.53	(0.36)	—	(0.36)
Year Ended June 30, 2001	9.46	0.37	0.29	0.66	(0.37)	—	(0.37)

Kentucky Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.30	0.22	(0.22)	—	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.19	0.33	0.11	0.44	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.60	0.33	(0.41)	(0.08)	(0.33)	—	(0.33)
Year Ended June 30, 2003	10.26	0.34	0.34	0.68	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.14	0.38	0.12	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2001	9.84	0.40	0.30	0.70	(0.40)	—	(0.40)

Louisiana Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.27	0.22	(0.25)	(0.03)	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.15	0.33	0.12	0.45	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.58	0.31	(0.43)	(0.12)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.21	0.32	0.37	0.69	(0.32)	—	(0.32)
Year Ended June 30, 2002	10.08	0.36	0.13	0.49	(0.36)	—	(0.36)
Year Ended June 30, 2001	9.75	0.39	0.33	0.72	(0.39)	—	(0.39)

Michigan Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.45	0.22	(0.20)	0.02	(0.24)	—	(0.24)
Year Ended June 30, 2005	10.40	0.34	0.08	0.42	(0.37)	—	(0.37)
Year Ended June 30, 2004	10.87	0.35	(0.45)	(0.10)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.45	0.35	0.44	0.79	(0.37)	—	(0.37)
Year Ended June 30, 2002	10.29	0.38	0.18	0.56	(0.40)	—	(0.40)
Year Ended June 30, 2001	9.89	0.41	0.40	0.81	(0.41)	—	(0.41)

Municipal Income Fund
July 1, 2005 to February 28, 2006 (d)	9.86	0.20	(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.74	0.30	0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.08	0.32	(0.35)	(0.03)	(0.31)	—	(0.31)
Year Ended June 30, 2003	9.89	0.34	0.19	0.53	(0.34)	—	(0.34)
Year Ended June 30, 2002	9.79	0.37	0.10	0.47	(0.37)	—	(0.37)
Year Ended June 30, 2001	9.45	0.40	0.34	0.74	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense for custody overdraft and interfund lending of 1 basis point.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.69	0.05%	$2,387	1.51%		3.18%	1.51%	4%
9.92	4.10	2,158	1.48		3.24	1.59	5
9.85	(1.18)	1,831	1.49		3.11	1.64	11
10.30	7.09	1,761	1.49		3.25	1.64	18
9.92	5.53	1,032	1.49		3.62	1.64	12
9.75	7.08	863	1.49		3.81	1.64	17

10.08	(0.01)	7,806	1.52		3.21	1.54	4
10.30	4.34	9,413	1.49		3.12	1.60	3
10.19	(0.73)	10,533	1.51		3.18	1.66	5
10.60	6.73	14,947	1.51		3.21	1.66	9
10.26	4.97	14,559	1.51		3.65	1.66	15
10.14	7.22	13,558	1.51		3.99	1.66	17

10.02	(0.30)	8,580	1.54	(e)	3.23	1.57	2
10.27	4.48	11,643	1.51		3.18	1.73	3
10.15	(1.17)	13,298	1.51		2.93	1.81	2
10.58	6.90	16,332	1.51		3.00	1.81	10
10.21	4.90	13,085	1.51		3.50	1.81	22
10.08	7.48	10,715	1.51		3.91	1.81	11

10.23	0.23	26,334	1.47		3.37	1.47	4
10.45	4.12	30,233	1.49		3.30	1.60	12
10.40	(0.93)	33,018	1.50		3.32	1.65	10
10.87	7.64	38,980	1.50		3.26	1.65	11
10.45	5.49	28,567	1.50		3.63	1.65	8
10.29	8.33	17,961	1.49		3.92	1.64	17

9.73	0.62	55,914	1.44		3.09	1.44	28
9.86	4.53	69,964	1.47		3.05	1.58	39
9.74	(0.27)	89,997	1.49		3.19	1.64	48
10.08	5.56	120,581	1.49		3.37	1.64	74
9.89	4.78	111,849	1.49		3.75	1.64	94
9.79	7.91	100,458	1.48		4.10	1.64	65

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	$11.16	$0.24	$(0.21)	$0.03	$(0.23)	$—	$(0.23)
Year Ended June 30, 2005	11.05	0.35	0.11	0.46	(0.35)	—	(0.35)
Year Ended June 30, 2004	11.49	0.34	(0.44)	(0.10)	(0.34)	—	(0.34)
Year Ended June 30, 2003	11.08	0.34	0.41	0.75	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.90	0.39	0.18	0.57	(0.39)	—	(0.39)
Year Ended June 30, 2001	10.54	0.44	0.36	0.80	(0.44)	—	(0.44)

Short Term Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)
Year Ended June 30, 2002	10.14	0.27	0.14	0.41	(0.27)	—	(0.27)
Year Ended June 30, 2001	9.94	0.36	0.20	0.56	(0.36)	—	(0.36)

Tax Free Bond Fund
July 1, 2005 to February 28, 2006 (d)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47	(0.52)	(0.05)	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2003	12.89	0.47	0.54	1.01	(0.48)	—	(0.48)
Year Ended June 30, 2002	12.72	0.48	0.19	0.67	(0.50)	—	(0.50)
Year Ended June 30, 2001	12.16	0.50	0.56	1.06	(0.50)	—	(0.50)

West Virginia Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.30	0.23	(0.22)	0.01	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.20	0.32	0.10	0.42	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.62	0.32	(0.43)	(0.11)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.26	0.35	0.36	0.71	(0.35)	—	(0.35)
Year Ended June 30, 2002	10.13	0.38	0.14	0.52	(0.39)	—	(0.39)
Year Ended June 30, 2001	9.80	0.39	0.33	0.72	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.96	0.28%	$39,832	1.50%	3.18%	1.50%	4%
11.16	4.21	48,375	1.49	3.08	1.70	7
11.05	(0.91)	56,279	1.50	2.98	1.81	16
11.49	6.82	73,263	1.50	2.99	1.81	15
11.08	5.30	58,650	1.50	3.59	1.81	21
10.90	7.67	47,332	1.50	4.07	1.81	16

10.18	0.54	13,024	1.30	1.82	1.42	13
10.25	2.01	16,334	1.30	1.77	1.68	41
10.23	(0.40)	20,726	1.30	1.60	1.81	138
10.47	4.04	22,804	1.30	2.02	1.80	110
10.28	4.10	7,728	1.30	2.66	1.80	94
10.14	5.76	1,729	1.34	3.63	1.81	89

12.73	0.52	13,634	1.43	3.18	1.43	30
13.01	6.06	16,129	1.46	3.36	1.55	43
12.88	(0.38)	13,446	1.49	3.51	1.64	20
13.42	7.92	17,324	1.48	3.57	1.63	12
12.89	5.33	13,003	1.48	3.82	1.63	11
12.72	8.82	7,253	1.48	3.94	1.63	34

10.09	0.14	8,131	1.53	3.33	1.55	4
10.30	4.17	9,177	1.51	3.09	1.61	4
10.20	(1.15)	10,626	1.50	3.02	1.66	20
10.62	7.08	12,568	1.49	3.33	1.65	10
10.26	5.26	10,008	1.51	3.83	1.66	12
10.13	7.49	7,075	1.51	3.97	1.66	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	$9.92	$0.21	$(0.22)	$(0.01)	$(0.21)	$(0.03)	$(0.24)
February 18, 2005 (e) to June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Michigan Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.44	0.24	(0.21)	0.03	(0.25)	—	(0.25)
February 18, 2005 (e) to June 30, 2005	10.51	0.15	(0.05)	0.10	(0.17)	—	(0.17)

Municipal Income Fund
July 1, 2005 to February 28, 2006 (d)	9.85	0.20	(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.73	0.30	0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.07	0.33	(0.35)	(0.02)	(0.32)	—	(0.32)
Year Ended June 30, 2003	9.88	0.33	0.20	0.53	(0.34)	—	(0.34)
Year Ended June 30, 2002	9.79	0.36	0.10	0.46	(0.37)	—	(0.37)
Year Ended June 30, 2001	9.45	0.39	0.34	0.73	(0.39)	—	(0.39)

Ohio Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	11.15	0.25	(0.23)	0.02	(0.24)	—	(0.24)
February 18, 2005 (e) to June 30, 2005	11.22	0.14	(0.04)	0.10	(0.17)	—	(0.17)

Short Term Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.01	0.20	(0.18)	—	(0.18)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)
November 1, 2001 (e) to June 30, 2002	10.28	0.17	0.01	0.18	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.67	(0.09)%	$1,826	1.51%	3.20%	1.51%	4%
9.92	1.07	422	1.48	3.20	1.50	5

10.22	0.27	2,325	1.47	3.38	1.47	4
10.44	0.98	1,133	1.48	3.31	1.55	12

9.72	0.62	26,635	1.44	3.09	1.44	28
9.85	4.55	33,941	1.47	3.05	1.58	39
9.73	(0.26)	41,703	1.49	3.19	1.64	48
10.07	5.46	58,554	1.49	3.36	1.64	74
9.88	4.81	42,670	1.49	3.74	1.64	94
9.79	7.90	20,031	1.48	4.09	1.64	65

10.93	0.19	2,711	1.51	3.19	1.51	4
11.15	0.86	585	1.47	3.18	1.51	7

10.18	0.55	36,022	1.30	1.82	1.42	13
10.25	2.00	52,332	1.30	1.77	1.68	41
10.23	(0.41)	77,977	1.30	1.60	1.81	138
10.47	4.02	94,853	1.30	2.03	1.80	110
10.28	3.97	35,477	1.30	2.54	1.82	94

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	$9.93	$0.27	$(0.22)	$0.05	$(0.26)	$(0.03)	$(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2004	10.28	0.40	(0.42)	(0.02)	(0.40)	(0.02)	(0.42)
Year Ended June 30, 2003	9.92	0.43	0.36	0.79	(0.43)	—	(0.43)
Year Ended June 30, 2002	9.75	0.45	0.17	0.62	(0.45)	—	(0.45)
Year Ended June 30, 2001	9.46	0.46	0.29	0.75	(0.46)	—	(0.46)

Kentucky Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.36	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.24	0.42	0.12	0.54	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.66	0.43	(0.42)	0.01	(0.43)	—	(0.43)
Year Ended June 30, 2003	10.31	0.44	0.35	0.79	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.19	0.47	0.12	0.59	(0.47)	—	(0.47)
Year Ended June 30, 2001	9.90	0.49	0.29	0.78	(0.49)	—	(0.49)

Louisiana Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.26	0.28	(0.25)	0.03	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.14	0.42	0.13	0.55	(0.43)	—	(0.43)
Year Ended June 30, 2004	10.58	0.40	(0.44)	(0.04)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.20	0.41	0.38	0.79	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.08	0.45	0.12	0.57	(0.45)	—	(0.45)
Year Ended June 30, 2001	9.74	0.48	0.34	0.82	(0.48)	—	(0.48)

Michigan Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.89	0.30	(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.82	0.46	0.07	0.53	(0.46)	—	(0.46)
Year Ended June 30, 2004	11.29	0.47	(0.47)	—	(0.47)	—	(0.47)
Year Ended June 30, 2003	10.83	0.46	0.46	0.92	(0.46)	—	(0.46)
Year Ended June 30, 2002	10.65	0.49	0.18	0.67	(0.49)	—	(0.49)
Year Ended June 30, 2001	10.22	0.50	0.43	0.93	(0.50)	—	(0.50)

Municipal Income Fund
July 1, 2005 to February 28, 2006 (d)	9.87	0.25	(0.13)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2005	9.74	0.39	0.14	0.53	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.09	0.41	(0.35)	0.06	(0.41)	—	(0.41)
Year Ended June 30, 2003	9.89	0.43	0.20	0.63	(0.43)	—	(0.43)
Year Ended June 30, 2002	9.80	0.46	0.09	0.55	(0.46)	—	(0.46)
Year Ended June 30, 2001	9.46	0.48	0.34	0.82	(0.48)	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense for custody overdraft and interfund lending of 1 basis point.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.69	0.53%	$103,022	0.63%		4.06%	0.76%	4%
9.93	5.18	109,776	0.60		4.12	0.67	5
9.84	(0.16)	128,048	0.59		4.01	0.64	11
10.28	8.06	141,541	0.59		4.17	0.64	18
9.92	6.57	161,869	0.59		4.52	0.64	12
9.75	7.92	176,004	0.59		4.71	0.64	17

10.14	0.59	81,739	0.63		4.10	0.79	4
10.36	5.36	86,432	0.61		4.00	0.68	3
10.24	0.10	95,277	0.61		4.09	0.66	5
10.66	7.74	116,423	0.61		4.12	0.66	9
10.31	5.89	122,970	0.61		4.56	0.66	15
10.19	8.06	127,557	0.61		4.89	0.66	17

10.01	0.33	38,157	0.64	(e)	4.13	0.83	2
10.26	5.46	41,876	0.62		4.07	0.82	3
10.14	(0.37)	45,453	0.61		3.84	0.81	2
10.58	7.86	56,421	0.61		3.90	0.81	10
10.20	5.75	68,446	0.61		4.41	0.81	22
10.08	8.56	72,627	0.61		4.81	0.81	11

10.68	0.87	182,938	0.61		4.24	0.72	4
10.89	4.97	171,727	0.61		4.18	0.69	12
10.82	(0.04)	172,951	0.60		4.22	0.65	10
11.29	8.67	203,301	0.60		4.18	0.65	11
10.83	6.39	216,149	0.60		4.53	0.65	8
10.65	9.29	218,856	0.59		4.79	0.64	17

9.74	1.20	1,041,847	0.59		3.91	0.69	28
9.87	5.55	680,707	0.60		3.91	0.66	39
9.74	0.57	763,172	0.59		4.08	0.64	48
10.09	6.48	898,852	0.59		4.27	0.64	74
9.89	5.82	959,322	0.59		4.65	0.64	94
9.80	8.77	931,851	0.58		4.99	0.64	65

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	$11.04	$0.30	$(0.21)	$0.09	$(0.30)	$—	$(0.30)
Year Ended June 30, 2005	10.93	0.44	0.11	0.55	(0.44)	—	(0.44)
Year Ended June 30, 2004	11.36	0.44	(0.43)	0.01	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.97	0.44	0.39	0.83	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.79	0.49	0.18	0.67	(0.49)	—	(0.49)
Year Ended June 30, 2001	10.44	0.53	0.35	0.88	(0.53)	—	(0.53)

Short Term Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.21	0.18	(0.08)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2005	10.19	0.26	0.02	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.43	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2003	10.24	0.28	0.20	0.48	(0.28)	(0.01)	(0.29)
Year Ended June 30, 2002	10.09	0.35	0.15	0.50	(0.35)	—	(0.35)
Year Ended June 30, 2001	9.90	0.44	0.19	0.63	(0.44)	—	(0.44)

Tax Free Bond Fund
July 1, 2005 to February 28, 2006 (d)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)
Year Ended June 30, 2003	12.89	0.59	0.53	1.12	(0.59)	—	(0.59)
Year Ended June 30, 2002	12.72	0.61	0.17	0.78	(0.61)	—	(0.61)
Year Ended June 30, 2001	12.15	0.61	0.57	1.18	(0.61)	—	(0.61)

West Virginia Municipal Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.22	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.11	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.55	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)
Year Ended June 30, 2003	10.19	0.44	0.36	0.80	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.06	0.48	0.13	0.61	(0.48)	—	(0.48)
Year Ended June 30, 2001	9.73	0.48	0.33	0.81	(0.48)	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.83	0.81%	$91,515	0.63%	4.05%	0.75%	4%
11.04	5.13	98,393	0.61	3.96	0.79	7
10.93	0.06	110,433	0.60	3.88	0.81	16
11.36	7.67	132,810	0.60	3.90	0.81	15
10.97	6.33	136,759	0.60	4.49	0.82	21
10.79	8.63	134,934	0.60	4.99	0.81	16

10.13	0.97	263,075	0.55	2.57	0.67	13
10.21	2.80	306,288	0.55	2.53	0.76	41
10.19	0.35	331,423	0.55	2.36	0.81	138
10.43	4.81	334,990	0.55	2.79	0.81	110
10.24	4.98	219,485	0.55	3.48	0.81	94
10.09	6.52	135,796	0.55	4.43	0.81	89

12.74	1.18	1,107,478	0.58	4.04	0.68	30
13.01	7.06	963,903	0.58	4.18	0.66	43
12.88	0.53	437,303	0.59	4.41	0.64	20
13.42	8.86	515,093	0.58	4.47	0.63	12
12.89	6.25	539,253	0.58	4.72	0.63	11
12.72	9.88	574,311	0.58	4.86	0.63	34

10.00	0.65	79,889	0.63	4.23	0.80	4
10.22	5.27	84,544	0.61	3.99	0.70	4
10.11	(0.33)	83,362	0.60	3.92	0.66	20
10.55	8.00	88,621	0.59	4.24	0.65	10
10.19	6.22	79,617	0.61	4.73	0.66	12
10.06	8.53	86,428	0.61	4.87	0.66	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Prior to February 19, 2005, the Funds were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, each Fund was reorganized and redomiciled as a separate series of JPM II.

The following are 9 separate funds of the Trust (collectively, the “Funds”).

Classes Offered
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class
Kentucky Municipal Bond Fund	Class A, Class B and Select Class
Louisiana Municipal Bond Fund	Class A, Class B and Select Class
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class
Municipal Income Fund	Class A, Class B, Class C and Select Class
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class
Short Term Municipal Bond Fund	Class A, Class B, Class C and Select Class
Tax Free Bond Fund	Class A, Class B and Select Class
West Virginia Municipal Bond Fund	Class A, Class B and Select Class

Effective February 28, 2006, the Funds have changed their fiscal year ends from June 30 to the last day of February.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years (except for Short Term Municipal Bond Fund whose Class B shares convert to Class A shares after six years). No sales charges are assessed with respect to the Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Municipal securities, corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

100   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

The following are the market value and percentage of net assets of restricted and illiquid securities as of February 28, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
Louisiana Municipal Bond Fund	$788	0.9%
Michigan Municipal Bond Fund	1,224	0.4
Municipal Income Fund	11,667	0.9
Ohio Municipal Bond Fund	1,038	0.5
Short Term Municipal Bond Fund	1,626	0.4
West Virginia Municipal Bond Fund	665	0.7

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of when-issued securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of when-issued securities commitments.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2006, the Tax Free Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The following amounts were reclassified within the capital accounts:

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
Arizona Municipal Bond Fund	$—		$—	(b)	$—	(b)
Kentucky Municipal Bond Fund	—	(b)	—	(b)	—	(b)
Louisiana Municipal Bond Fund	—	(b)	—	(b)	—
Ohio Municipal Bond Fund	—	(b)	—	(b)	—	(b)
Tax Free Bond Fund	(407)		391		16
West Virginia Municipal Bond Fund	—	(b)	—	(b)	—	(b)

(b)	Amount rounds to less than $1,000.

The reclassification for the Tax Free Bond Fund relates primarily to the reclassification of distributions and differences relating to income recognition for securities acquired in a transfer in-kind (see Note 10).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

	Rate as of February 19, 2005	Rate Prior to February 19, 2005
Arizona Municipal Bond Fund	0.30%	0.45%
Kentucky Municipal Bond Fund	0.30	0.45
Louisiana Municipal Bond Fund	0.30	0.60
Michigan Municipal Bond Fund	0.30	0.45
Municipal Income Fund	0.30	0.45
Ohio Municipal Bond Fund	0.30	0.60
Short Term Municipal Bond Fund	0.25	0.60
Tax Free Bond Fund	0.30	0.45
West Virginia Municipal Bond Fund	0.30	0.45

The Advisor waived Investment Advisory Fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	Period ended 2/28/06	Year ended 6/30/05
Arizona Municipal Bond Fund	$2	$—
Kentucky Municipal Bond Fund	1	—	(b)
Louisiana Municipal Bond Fund	1	2
Michigan Municipal Bond Fund	2	1
Municipal Income Fund	32	9
Ohio Municipal Bond Fund	1	—	(b)
Short Term Municipal Bond Fund	30	7
Tax Free Bond Fund	58	45
West Virginia Municipal Bond Fund	1	1

102   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”) an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds, Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund (the “Investor Funds”)) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration Fees as outlined in Note 3.F.

Prior to February 19, 2005, the Administrator provided services for a fee that was computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of One Group Mutual Funds average daily net assets (excluding the Investor Funds and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund (the “Institutional Money Market Funds”)); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., began serving as the Funds’ Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“Distributor”) a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Distribution Fees
Class A	0.25%
Class B	0.75
Class C	0.75

Prior to February 19, 2005, the Funds paid the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C shares of each of the Funds. The Distributor had agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund, 0.90% of average daily net assets of the Class B shares of the Tax Free Bond Fund, Municipal Income Fund, Arizona Municipal Bond Fund, Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, and West Virginia Municipal Bond Fund, 0.90% of average daily net assets of the Class C shares of each Fund, and 0.75% of average daily net assets of the Class B shares of the Short Term Municipal Bond Fund.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges (“CDSC”) from the redemptions of Class B and Class C shares (except for Class C shares of the Short Term Municipal Bond Fund) and certain Class A shares for which front-end sales charges have been waived. For the period ended February 28, 2006, the Distributor received the following amounts (amounts in thousands):

	Front End Sales Charge	CDSC
Arizona Municipal Bond Fund	$219	$3
Kentucky Municipal Bond Fund	21	6
Louisiana Municipal Bond Fund	52	27
Michigan Municipal Bond Fund	249	49
Municipal Income Fund	175	109
Ohio Municipal Bond Fund	155	57
Short Term Municipal Bond Fund	31	26
Tax Free Bond Fund	236	35
West Virginia Municipal Bond Fund	17	6

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Select Class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing Fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

On August 12, 2004, the Board of Trustees approved an agreement with JPMCB to act as the Funds’ custodian. The transition to JPMCB from the previous service provider was completed on December 6, 2004 and the Funds continued to be charged a direct fee for those services.

Prior to February 19, 2005, the Administrator was responsible for providing accounting services under a Management and Administration Agreement. Accounting services were also transitioned to JPMCB on December 6, 2004 from the prior service provider, but those services were still being paid for by the Funds under such Management and Administration Agreement with the Administrator. Effective February 19, 2005, accounting fees are charged as an additional direct fee to the Funds.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%
Kentucky Municipal Bond Fund	0.88	1.53	—	0.63
Louisiana Municipal Bond Fund	0.88	1.53	—	0.63
Michigan Municipal Bond Fund	0.88	1.53	1.53	0.63
Municipal Income Fund	0.87	1.52	1.52	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	0.63
Short Term Municipal Bond Fund	0.80	1.30	1.30	0.55
Tax Free Bond Fund	0.75	1.44	—	0.58
West Virginia Municipal Bond Fund	0.88	1.53	—	0.63

The contractual expense limitation agreements were in effect for the period ended February 28, 2006. The expense limitation percentages in the table above are in place until at least October 31, 2006.

For the period ended February 28, 2006, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees in future years.

	Contractual Waivers				Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Shareholder Servicing
Arizona Municipal Bond Fund	$—	$—	$116	$116	$—
Kentucky Municipal Bond Fund	10	—	92	102	—
Louisiana Municipal Bond Fund	8	17	87	112	—
Michigan Municipal Bond Fund	—	—	154	154	37
Municipal Income Fund	—	—	401	401	154
Ohio Municipal Bond Fund	—	—	138	138	—
Short Term Municipal Bond Fund	—	40	292	332	—
Tax Free Bond Fund	—	—	771	771	—
West Virginia Municipal Bond Fund	—	15	87	102	—

104   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. As of February 28, 2006, such officers did not receive compensation from the Funds for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the period ended February 28, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended February 28, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$8,704	$5,895
Kentucky Municipal Bond Fund	3,813	10,812
Louisiana Municipal Bond Fund	1,688	15,984
Michigan Municipal Bond Fund	13,640	12,320
Municipal Income Fund	569,961	263,662
Ohio Municipal Bond Fund	8,355	19,216
Short Term Municipal Bond Fund	51,955	122,617
Tax Free Bond Fund	307,927	360,908
West Virginia Municipal Bond Fund	3,862	9,728

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$133,161	$5,404	$(83)	5,321
Kentucky Municipal Bond Fund	98,269	5,976	(58)	5,918
Louisiana Municipal Bond Fund	82,275	5,331	(29)	5,302
Michigan Municipal Bond Fund	266,950	13,352	(152)	13,200
Municipal Income Fund	1,228,378	23,266	(10,707)	12,559
Ohio Municipal Bond Fund	200,245	9,622	(142)	9,480
Short Term Municipal Bond Fund	381,047	319	(3,567)	(3,248)
Tax Free Bond Fund	1,163,392	71,436	(1,383)	70,053
West Virginia Municipal Bond Fund	90,415	4,783	(14)	4,769

For the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals and differences relating to income recognition for securities acquired in a transfer in-kind (see Note 10).

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The tax character of distributions paid during the period ended February 28, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Arizona Municipal Bond Fund	$33	$382	$415	$3,626	$4,041
Kentucky Municipal Bond Fund	18	—	18	2,818	2,836
Louisiana Municipal Bond Fund	11	—	11	2,532	2,543
Michigan Municipal Bond Fund	171	—	171	7,518	7,689
Municipal Income Fund	422	—	422	24,277	24,699
Ohio Municipal Bond Fund	57	—	57	5,466	5,523
Short Term Municipal Bond Fund	28	—	28	7,099	7,127
Tax Free Bond Fund	1,336	4,646	5,982	28,174	34,156
West Virginia Municipal Bond Fund	13	—	13	2,633	2,646

The tax character of distributions paid during the fiscal year ended June 30, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Arizona Municipal Bond Fund	$176	$—	$176	$5,642	$5,818
Kentucky Municipal Bond Fund	34	—	34	4,565	4,599
Louisiana Municipal Bond Fund	75	—	75	4,271	4,346
Michigan Municipal Bond Fund	323	—	323	11,226	11,549
Municipal Income Fund	111	—	111	38,036	38,147
Ohio Municipal Bond Fund	126	—	126	8,661	8,787
Short Term Municipal Bond Fund	77	—	77	12,105	12,182
Tax Free Bond Fund	793	7,580	8,373	28,981	37,354
West Virginia Municipal Bond Fund	17	—	17	4,021	4,038

The tax character of distributions paid during the fiscal year ended June 30, 2004 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Arizona Municipal Bond Fund	$42	$309	$351	$6,010	$6,361
Kentucky Municipal Bond Fund	181	—	181	5,023	5,204
Louisiana Municipal Bond Fund	44	—	44	4,973	5,017
Michigan Municipal Bond Fund	485	—	485	12,067	12,552
Municipal Income Fund	133	—	133	44,963	45,096
Ohio Municipal Bond Fund	123	—	123	9,368	9,491
Short Term Municipal Bond Fund	1,052	695	1,747	12,208	13,955
Tax Free Bond Fund	224	994	1,218	24,096	25,314
West Virginia Municipal Bond Fund	58	—	58	4,115	4,173

106   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

At February 28, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax-exempt Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$—	$365	$—	$5,321
Kentucky Municipal Bond Fund	—	275	(1,188)	5,918
Louisiana Municipal Bond Fund	—	174	(1,044)	5,302
Michigan Municipal Bond Fund	—	623	(9,742)	13,200
Municipal Income Fund	—	2,966	(27,651)	12,559
Ohio Municipal Bond Fund	—	369	(4,362)	9,480
Short Term Municipal Bond Fund	—	577	(1,546)	(3,248)
Tax Free Bond Fund	569	3,891	296	70,053
West Virginia Municipal Bond Fund	—	275	(1,642)	4,769

For the Funds, the cumulative timing differences primarily consist of deferred compensation, distributions payable, post October loss deferrals, wash sale loss deferrals, differences relating to income recognition for securities acquired in a transfer in-kind (see Note 10), losses on certain defaulted municipal bonds and mark-to-market of futures contracts.

As of February 28, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2008	2009	2010	2011	2012	2013	2014	Total
Kentucky Municipal Bond Fund	$1,097	$91	$—	$—	$—	$—	$—	$1,188
Louisiana Municipal Bond Fund	900	—	—	—	144	—	—	1,044
Michigan Municipal Bond Fund	4,816	4,926	—	—	—	—	—	9,742
Municipal Income Fund	2,900	17,833	—	—	5,336	—	1,582	27,651
Ohio Municipal Bond Fund	3,078	1,266	4	—	14	—	—	4,362
Short Term Municipal Bond Fund	—	—	—	—	842	—	704	1,546
West Virginia Municipal Bond Fund	1,018	385	—	2	13	224	—	1,642

During the period ended February 28, 2006, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Kentucky Municipal Bond Fund	$34
Louisiana Municipal Bond Fund	181
Michigan Municipal Bond Fund	241
Ohio Municipal Bond Fund	156
West Virginia Municipal Bond Fund	100

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2006, the Arizona Municipal Bond Fund, Kentucky Municipal Bond Fund and Short Term Municipal Bond Fund deferred to March 1, 2006, post October capital losses of $56, $15 and $341 (amounts in thousands).

6. Borrowing

The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order (the “Order”) to establish and operate an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   107

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The Funds do not have any outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of February 28, 2006. The average borrowings for the period ended February 28, 2006 were as follows (amounts in thousands):

	Average Borrowing	Number of Days Used	Interest Paid
Arizona Municipal Bond Fund	$528	$2	$—	(b)
Kentucky Municipal Bond Fund	565	4	—	(b)
Louisiana Municipal Bond Fund	609	18	1
Michigan Municipal Bond Fund	1,180	3	—	(b)
Ohio Municipal Bond Fund	648	10	1
West Virginia Municipal Bond Fund	1,112	2	—	(b)

(b)	Amount rounds to less than $1,000.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia Municipal Bond Funds primarily invest in issuers in the States of Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the Trust. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004. In addition, the Advisor has agreed to and has commenced implementation of undertakings related to among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended com

108   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

plaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of the Trust and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of the Trust and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names the Trust as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed. On March 1, 2006, the district court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and, on August 19, 2004, the Board of Trustees of the JPMorgan Funds, each approved management’s proposal to merge the JPMorgan Tax Free Income Fund (the “Target Fund”) into One Group Tax-Free Bond Fund (the “Acquiring Fund”).

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   109

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Tax Free Income Fund				$34,598
Class A	7,816	$50,210	$6.42
Class B	634	4,082	6.44
Select Class	86,042	552,348	6.42

Acquiring Fund
One Group Tax-Free Bond Fund				42,112
Class A	4,464	58,127	13.02
Class B	1,006	13,068	12.99
Class I (Renamed Select Class)	33,429	434,583	13.00

Post Reorganization
JPMorgan Tax Free Bond Fund				76,710
Class A	8,319	108,337	13.02
Class B	1,320	17,150	12.99
Select Class	75,920	986,931	13.00

10. Transfers-In-Kind

After the close of business on February 3, 2006, the JPMorgan Chase Bank Tax Exempt Bond Fund, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Tax Free Bond Fund in a tax-free exchange. The JPMorgan Chase Bank Tax Exempt Bond Fund purchased 15,628 (in thousands) Select Class shares of Tax Free Bond Fund and the Tax Free Bond Fund received portfolio securities with a market value of $198,635 (in thousands), including net unrealized appreciation of $12,515 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Tax Free Bond Fund was equal to the JPMorgan Chase Bank Tax Exempt Bond Fund’s cost of the securities at the time of the in-kind transfer.

110   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Arizona Municipal Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan West Virginia Municipal Bond Fund (each a portfolio of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   111

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, Eduneering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self–employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

112   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   113

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

114   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,003.30	$4.37	0.88%
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,000.20	7.49	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class C
Actual	1,000.00	999.70	7.54	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52
Select Class
Actual	1,000.00	1,004.50	3.13	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   115

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Kentucky Municipal Bond Fund
Class A
Actual	$1,000.00	$1,003.50	$4.37	0.88%
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,000.40	7.59	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Select Class
Actual	1,000.00	1,004.80	3.13	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Louisiana Municipal Bond Fund
Class A
Actual	1,000.00	1,000.00	4.41	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class B
Actual	1,000.00	997.70	7.63	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Select Class
Actual	1,000.00	1,002.30	3.18	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,004.90	4.28	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class B
Actual	1,000.00	1,001.30	7.29	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class C
Actual	1,000.00	1,001.50	7.30	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Select Class
Actual	1,000.00	1,006.20	3.03	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61

116   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$1,007.10	$4.18	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class B
Actual	1,000.00	1,003.00	7.15	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class C
Actual	1,000.00	1,003.00	7.15	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Select Class
Actual	1,000.00	1,008.30	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,004.40	4.37	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,001.20	7.49	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class C
Actual	1,000.00	1,000.70	7.49	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Select Class
Actual	1,000.00	1,005.70	3.13	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Short Term Municipal Bond Fund
Class A
Actual	1,000.00	1,007.10	3.98	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class B
Actual	1,000.00	1,004.50	6.46	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	1,004.60	6.46	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Select Class
Actual	1,000.00	1,008.30	2.74	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   117

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,006.90	$3.73	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,004.40	7.11	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Select Class
Actual	1,000.00	1,008.60	2.89	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
West Virginia Municipal Bond Fund
Class A
Actual	1,000.00	1,003.90	4.37	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,000.80	7.59	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Select Class
Actual	1,000.00	1,005.20	3.13	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

118   JPMORGAN MUNICIPAL BOND FUNDS        FEBRUARY 28, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the fiscal year ended February 28, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended February 28, 2006:

Dividend Received Deduction
Ohio Municipal Bond Fund	0.13%

Funds with Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution
Arizona Municipal Bond Fund	$382
Tax Free Bond Fund	4,646

Funds with Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2006:

Exempt Distributions Paid
Arizona Municipal Bond Fund	99.11%
Kentucky Municipal Bond Fund	99.37
Louisiana Municipal Bond Fund	99.58
Michigan Municipal Bond Fund	97.77
Municipal Income Fund	98.32
Ohio Municipal Bond Fund	98.96
Short Term Municipal Bond Fund	99.61
Tax Free Bond Fund	99.02
West Virginia Municipal Bond Fund	99.50

FEBRUARY 28, 2006        JPMORGAN MUNICIPAL BOND FUNDS   119

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	TOG-F-035AN (2/06)

ANNUAL REPORT FEBRUARY 28, 2006

Money Market Funds
JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Prime Money Market Fund	2
Liquid Assets Money Market Fund	3
U.S. Government Money Market Fund	4
U.S. Treasury Plus Money Market Fund	5
Federal Money Market Fund	6
100% U.S. Treasury Securities Money Market Fund	7
Tax Free Money Market Fund	8
Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	72
Financial Highlights	94
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	135
Trustees	136
Officers	138
Schedule of Shareholder Expenses	139
Tax Letter	144

HIGHLIGHTS

•	Despite negative headlines, corporate profits and the markets ended the period with respectable returns.

•	The bond markets remained lethargic during the last half of 2005.

•	Energy prices, inflation, and interest rate hikes kept many concerned investors out of the market.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 14, 2006 (Unaudited)

To Our Shareholders:

We are pleased to present the annual report for certain of the JPMorgan Money Market Funds for the period ended February 28, 2006, the Funds’ new fiscal year-end. Inside you’ll find in-depth information on some of our money market funds.

“For 2005, corporate earnings saw an average annual growth of 14% for the full year; and 2006 kicked off with a strong U.S. equity market as the Dow Jones Industrial Average rose above 11,000 for the first time since 2001.”

Equity Markets Forge Ahead

During the last half of 2005 and early in 2006, the U.S. equity market struggled with many economic challenges that ranged from increasing interest rates and higher oil prices, which surpassed $70 a barrel at times, to a devastating hurricane season and political instability globally. While negative headlines concerned investors, corporate profits and the markets ended the period with respectable returns, as the S&P 500 Index returned 8.86%. With the slowest year-over-year increase in nine quarters, the U.S. economy grew 3.5% in all of 2005 compared with 2004.

For 2005, corporate earnings saw an average annual growth of 14% for the full year; and 2006 kicked off with a strong U.S. equity market as the Dow Jones Industrial Average rose above 11,000 for the first time since 2001. While market strength came mostly from growing investor optimism about the economy and lower unemployment figures, there were slight fluctuations due to continued fears of rising oil prices and a softer housing market.

The labor market gained momentum in late 2005 with jobless claims declining steadily. The nation’s unemployment rate finished the year at 4.9% and continued this downward momentum into 2006, as U.S. non-farm payrolls increased by a better-than-expected 243,000 in February.

Flat Bond Markets

The taxable and tax-exempt bond markets remained lethargic during the last half of 2005, with little movement beyond the short end of the yield curve. The flattening yield curve and lack of valuation did little to inspire investors. Concerns about higher energy prices and possible higher inflation, plus the magnitude of the Federal Reserve’s tightening campaign, kept many investors out of the market. In January, the Federal Open Market Committee (FOMC) raised the fed funds rate, for the 14th consecutive time, by 25 basis points (bps) to 4.50%.

Treasuries widened across the curve in January, driven by tepid demand for government debt, stronger-than-expected durable goods orders and uncertainty about the policies of a new Federal Reserve Chairman. A weaker-than-expected productivity report released late in the period added to investor concerns that the Fed would continue to raise the fed funds rate. The U.S. federal deficit reached $119 billion in February, exceeding the year-ago record of $114 billion.

Outlook

The economy has been strong so far in 2006. The risks to our favorable outlook continue to be another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed. The Fed is expected to raise the fed funds rate at least two more times, bringing it to 5.00% by the end of the second quarter. These risks increase the likelihood that 2006 will be a choppy year in terms of corporate profits and economic data, which have to prove that they can withstand higher short-term interest rates and the pending housing slowdown.

On behalf of all of us here at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital.
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital Shares
Net Assets	$71.6 Billion
Average Maturity	45 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the funds credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	33.6%
2–7 days	5.5
8–30 days	25.9
31–60 days	13.4
61–90 days	9.4
91–180 days	4.2
181+ days	8.0

7-DAY SEC YIELD (1)

Morgan Shares	4.13%
Premier Shares	4.19
Agency Shares	4.39
Class B Shares	3.66
Class C Shares	3.65
Institutional Shares	4.45
Reserve Shares	3.93
Cash Management Shares	3.66
Capital Shares	4.49

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.11%, 4.16%, 4.32%, 3.45%, 3.44%, 4.37%, 3.90%, 3.64% and 4.42% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal.
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit and bank obligations.

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service Shares
Net Assets	$10.7 Billion
Average Maturity	50 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	26.3%
2–7 days	10.3
8–30 days	28.9
31–60 days	10.1
61–90 days	9.5
91–180 days	5.2
181+ days	9.7

7-DAY SEC YIELD (1)

Morgan Shares	4.00%
Premier Shares	4.14
Agency Shares	4.34
Class B Shares	3.61
Class C Shares	3.60
Institutional Shares	4.40
Reserve Shares	3.88
Investor Shares	4.08
Capital Shares	4.45
Service Shares	3.58

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.95%, 4.10%, 4.26%, 3.39%, 3.38%, 4.31%, 3.84%, 4.05%, 4.37% and 3.49% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal.
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service Shares
Net Assets	$22.5 Billion
Average Maturity	27 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	52.5%
2–7 days	4.1
8–30 days	22.4
31–60 days	5.2
61–90 days	11.3
91–180 days	1.8
181+ days	2.7

7-DAY SEC YIELD (1)

Morgan Shares	4.04%
Premier Shares	4.25
Agency Shares	4.40
Institutional Shares	4.45
Reserve Shares	3.94
Capital Shares	4.51
Service Shares	3.62

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.00%, 4.16%, 4.31%, 4.37%, 3.90%, 4.42% and 3.54% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor Shares
Net Assets	$10.6 Billion
Average Maturity	5 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	82.6%
2–7 days	1.9
8–30 days	10.3
31–60 days	4.7
61–90 days	0.5
91–180 days	0.0
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	3.89%
Premier Shares	4.04
Agency Shares	4.24
Class B Shares	3.51
Class C Shares	3.50
Institutional Shares	4.30
Reserve Shares	3.78
Investor Shares	3.98

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.83%, 3.99%, 4.15%, 3.28%, 3.27%, 4.20%, 3.73% and 3.94%, for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets	$3.4 Billion
Average Maturity	29 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	38.0%
2–7 days	0.0
8–30 days	35.7
31–60 days	13.0
61–90 days	8.1
91–180 days	2.7
181+ days	2.5

7-DAY SEC YIELD (1)

Morgan Shares	4.00%
Premier Shares	4.14
Agency Shares	4.34
Institutional Shares	4.40
Reserve Shares	3.88

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.95%, 4.10%, 4.26%, 4.31%, and 3.84% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve and Capital Shares
Net Assets	$7.5 Billion
Average Maturity	45 days
S&P rating*	AAAm–G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	7.1
8–30 days	27.2
31–60 days	34.4
61–90 days	27.5
91–180 days	3.8
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	3.74%
Premier Shares	3.94
Agency Shares	4.10
Institutional Shares	4.14
Reserve Shares	3.64
Capital Shares	4.20

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.69%, 3.84%, 4.00%, 4.05%, 3.58%, and 4.10% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income excluded from gross income while preserving capital and maintaining liquidity.*
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes.
Suggested investment time frame	Short-term municipal obligations
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets	$16.5 Billion
Average Maturity	23 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	8.1%
2–7 days	77.6
8–30 days	0.7
31–60 days	1.6
61–90 days	2.2
91–180 days	6.6
181+ days	3.2

7-DAY SEC YIELD (1)

Morgan Shares	2.62%
Premier Shares	2.76
Agency Shares	2.96
Institutional Shares	3.02
Reserve Shares	2.50

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.58%, 2.73%, 2.89%, 2.94% and 2.47% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as consistent with liquidity and stability of principal.
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade Shares
Net Assets	$1.9 Billion
Average Maturity	24 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	21.7%
2–7 days	58.6
8–30 days	2.8
31–60 days	6.4
61–90 days	0.8
91–180 days	6.2
181+ days	3.5

7-DAY SEC YIELD (1)

Morgan Shares	2.61%
Premier Shares	2.75
Agency Shares	2.95
Institutional Shares	3.01
Reserve Shares	2.50
Service Shares	2.18
E*Trade Shares	2.19

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.56%, 2.71%, 2.87%, 2.92%, 2.46%, 2.09%, and 2.10%, for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset Backed Securities — 1.4%
100,000	Newcastle CDO Ltd. (Cayman Islands)
	Series 3A, Class 1MM, FRN, 4.60%, 03/24/06 (e) (i)	100,000
120,000	Premium Asset Trust
	FRN, 4.68%, 03/01/06 (e) (i)	120,000
50,000	Structured Asset Repackaged Trust
	FRN, 4.72%, 03/15/06 (e) (i)	50,000
48,187	TIAA Retail Commercial Trust, (Cayman Islands)
	Series 1A, Class A1MM, FRN, 4.64%, 03/29/06 (e) (i)	48,187
66,899	Wachovia Asset Securitization, Inc.
	Series 2005-HM1A, Class AMM, FRN, 4.57%, 03/25/06 (e) (i)	66,899
100,000	Whitehawk CDO Funding Ltd. ( Cayman Islands)
	Series 2004-1A, Class AMMD, FRN, 4.51%, 03/15/06 (e) (i)	100,000
	Wind Master Trust Notes
227,169	Series 2005-12A, Class A2, FRN, 4.58%, 03/26/06 (e) (i)	227,169
103,151	Series 2005-124A, Class A2, FRN, 4.58%, 03/27/06 (e) (i)	103,151
169,116	Series 2005-17A, Class A1, FRN, 4.58%, 03/27/06 (e) (i)	169,116
	Total Asset Backed Securities (Cost $984,522)	984,522
Corporate Bonds — 25.9%
	Banks — 11.0%
	Australia & New Zealand Banking Group Ltd., (Australia)
130,000	FRN, 4.55%, 03/07/06 (e)	130,000
100,000	FRN, 4.55%, 03/23/06 (e)	100,000
	Bank of America N.A.
150,000	3.90%, 05/01/06	150,000
753,000	FRN, 4.56%, 03/01/06	753,000
175,000	Banque Nationale de Paris
	FRN, 4.51%, 03/04/06	174,974
	Barclays Bank plc
75,000	FRN, 4.51%, 03/05/06	74,996
200,000	FRN, 4.53%, 03/27/06	199,972
600,000	Bayerische Landesbank (Germany)
	FRN, 4.59%, 03/24/06	600,000
	BNP Paribas (France)
158,100	FRN, 4.24%, 08/30/06	158,100
225,000	FRN, 4.55%, 03/26/06	225,000
200,000	Fifth Third Bancorp.
	FRN, 4.55%, 03/23/06 (e)	200,000
29,100	Fortis Bank
	3.97%, 07/17/06	29,100
	HBOS Treasury Services plc (United Kingdom)
300,000	FRN, 4.57%, 03/24/06 (e)	300,000
570,000	FRN, 4.62%, 03/02/06 (e)	570,000
805,000	FRN, 4.84%, 05/20/06 (e)	805,000
	HSBC Bank USA N.A.
125,063	FRN, 4.51%, 03/14/06	125,063
70,000	FRN, 4.72%, 05/04/06	70,006
	Royal Bank of Canada
350,000	3.81%, 05/02/06	349,985
100,000	4.22%, 08/30/06	99,993
	Royal Bank of Scotland plc
200,000	3.95%, 08/04/06	200,004
50,000	3.98%, 08/11/06	49,999
594,400	4.31%, 09/29/06	594,400
170,000	FRN, 4.49%, 03/07/06	169,978
150,000	FRN, 4.55%, 03/30/06	149,985
	Royal Bank of Scotland plc (United Kingdom)
250,000	FRN, 4.54%, 03/23/06 (e)	250,000
100,000	FRN, 4.79%, 05/24/06 (e)	100,037
	Societe Generale (France)
20,000	FRN, 4.51%, 03/14/06	19,999
85,000	FRN, 4.54%, 03/02/06 (e)	85,000
100,000	FRN, 4.55%, 03/31/06	99,988
375,000	Suntrust Bank
	FRN, 4.43%, 03/12/06	375,000
570,000	UniCredito Italiano
	FRN, 4.46%, 03/28/06	56,998
	Wells Fargo & Co.
16,000	3.76%, 03/29/06	16,000
271,000	FRN, 4.53%, 03/03/06	271,000
175,000	FRN, 4.62%, 03/02/06	175,000
160,000	Western Pacific Banking Corp.
	FRN, 4.49%, 03/11/06	160,000
		7,888,577
	Capital Markets — 0.9%
80,000	Citigroup Global Markets Holdings, Inc.
	FRN, 4.75%, 04/25/06	80,051
75,000	Credit Suisse First Boston
	FRN, 4.59%, 04/05/06	75,004
200,000	Goldman Sachs Group, Inc.
	4.57%, 03/13/06 (e) (i)	200,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
250,000	Lehman Brothers Holdings, Inc.
	Series 1, FRN, 4.60%, 03/22/06	250,000
		605,055
	Diversified Financial Services — 13.5%
	Beta Finance Inc.
150,000	FRN, 4.55%, 03/15/06 (e)	150,002
1,149,000	FRN, 4.57%, 03/01/06 (e)
	CC USA, Inc.	1,148,979
150,000	FRN, 4.46%, 03/29/06 (e)	149,987
62,000	FRN, 4.52%, 03/15/06 (e)	61,997
360,000	FRN, 4.56%, 03/01/06 (e)	359,982
173,000	FRN, 4.57%, 03/01/06 (e)	172,998
310,000	FRN, 4.62%, 03/11/06 (e) (i)	310,000
200,000	Dorada Finance, Inc.
	FRN, 4.57%, 03/01/06 (e)	199,997
	Five Finance, Inc.
191,000	FRN, 4.56%, 03/01/06 (e)	190,986
100,000	FRN, 4.57%, 03/01/06 (e)	99,999
	General Electric Capital Corp.
150,000	FRN, 4.49%, 03/30/06	150,000
350,000	FRN, 4.56%, 03/07/06	350,000
468,000	FRN, 4.67%, 03/09/06	468,000
400,000	FRN, 4.67%, 03/17/06	400,000
	K2 (USA) LLC
150,000	4.00%, 08/11/06 (e)	150,000
110,000	FRN, 4.46%, 03/26/06 (e)	109,994
95,000	FRN, 4.46%, 03/28/06 (e)	94,995
90,000	FRN, 4.53%, 03/11/06 (e)	89,994
15,000	FRN, 4.53%, 03/20/06 (e)	14,999
133,300	FRN, 4.54%, 03/25/06 (e)	133,292
90,000	FRN, 4.56%, 03/01/06 (e)	99,996
50,000	FRN, 4.56%, 03/30/06 (e)	49,998
390,300	FRN, 4.57%, 03/01/06 (e)	390,291
	Links Finance LLC
60,000	FRN, 4.57%, 03/01/06 (e)	59,999
85,000	FRN, 4.46%, 03/27/06 (e)	84,995
59,000	FRN, 4.52%, 03/15/06 (e)	58,996
345,000	Merrill Lynch & Co., Inc.
	FRN, 4.63%, 03/04/06	345,000
60,000	Morgan Stanley
	VAR, 4.81%, 05/05/06	60,011
263,000	Money Market Trust
	FRN, 4.65%, 03/15/06 (e) (i)	263,000
30,000	Nationwide Building Society
	FRN, 4.74%, 04/21/06 (e)	30,013
	Restructured Asset Securities with Enhanced Returns (RACERS)
185,000	FRN, 4.72%, 03/08/06 (e) (i)	185,000
120,000	FRN, 4.77%, 03/03/06 (e) (i)	120,000
364,500	FRN, 4.77%, 03/15/06 (e) (i)	364,500
400,000	FRN, 4.79%, 05/21/06 (e) (i)	400,000
	Sigma Finance, Inc.
150,000	3.83%, 04/28/06 (e)	150,000
300,000	3.84%, 04/24/06 (e)	300,000
175,000	FRN, 4.53%, 03/15/06 (e)	174,991
200,000	FRN, 4.54%, 03/25/06 (e)	199,997
695,000	FRN, 4.57%, 03/01/06 (e)	694,994
40,000	FRN, 4.57%, 03/06/06 (e)	40,000
	Tango Finance Corp.
177,000	FRN, 4.56%, 04/17/06 (e)	176,984
50,000	FRN, 4.57%, 03/01/06 (e)	49,998
100,000	FRN, 4.58%, 03/01/06 (e)	99,999
94,500	FRN, 4.62%, 04/30/06 (e)	94,494
	Toyota Motor Credit Corp.
80,000	FRN, 4.55%, 03/01/06	80,000
125,000	FRN, 4.56%, 03/01/06	125,000
134,000	Union Hamilton Special Funding LLC FRN, 4.52%, 03/28/06 (e) (i)	134,000
		9,638,457
	Multiline Retail — 0.1%
90,000	Wal-Mart Stores, Inc.
	5.59%, 06/01/18	90,411
	Personal Products — 0.4%
300,000	Procter & Gamble Co.
	FRN, 4.45%, 03/09/06 (e)	300,000
	Total Corporate Bonds (Cost $18,522,500)	18,522,500
Funding Agreements — 1.3%
	Capital Markets — 0.1%
80,000	Travelers Group, Inc.
	4.56%, 03/08/06 (e) (f) (i)	80,000
	Insurance — 1.2%
75,000	AIG Life Insurance Co.
	4.61%, 03/27/06 (e) (f) (i)	75,000
200,000	Metropolitan Life Insurance Co.
	4.56%, 03/15/06 (e) (f) (i)	200,000
145,750	Monumental Global Funding Ltd II (Cayman Islands)
	4.78%, 05/08/06	145,843

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Funding Agreements — Continued
	Insurance — Continued
	New York Life Insurance Co.
200,000	4.47%, 03/01/06 (e) (f) (i)	200,000
200,000	4.71%, 04/27/06 (e) (f) (i)	200,000
20,000	Transamerica Occidental Life Insurance Co.
	4.74%, 03/11/06 (e) (f) (i)	20,000
		840,843
	Total Funding Agreements (Cost $920,843)	920,843
	Municipal Bonds — 0.1%
60,000	New York City, Taxable
	Sub-Series A-10, GO, FSA, 4.53%, 03/06/06 (Cost $60,000)	60,000
	U.S. Government Agency Securities — 0.2%
99,310	Federal National Mortgage Association
	FRN, 4.45%, 03/07/06	99,310
35,000	Federal Home Loan Bank
	3.75%, 09/29/06	34,805
	Total U.S. Government Agency Securities (Cost $134,115)	134,115

	Certificates of Deposit — 25.0%
338,500	Abbey National plc
	4.55%, 03/31/06	338,500
	Alliance & Leicester plc
95,000	4.51%, 04/18/06	95,001
50,000	4.52%, 04/21/06	50,000
300,000	Allied Irish Banks
	4.67%, 05/09/06	300,000
	Banco Bilbao Vizcaya
300,000	4.50%, 04/19/06	300,000
300,000	4.51%, 04/19/06	300,002
282,000	4.53%, 03/28/06	282,000
150,000	4.68%, 05/10/06	150,000
	Barclays Bank plc
115,000	4.50%, 03/28/06	115,000
700,000	4.51%, 03/23/06	699,902
556,000	4.73%, 11/06/06 (e)	556,000
456,500	4.80%, 12/05/06	456,500
	BNP Paribas
697,150	4.30%, 04/17/06	697,150
302,200	4.77%, 01/24/07	302,200
	Calyon
692,000	3.41%, 03/21/06	692,000
250,000	4.24%, 08/30/06	250,000
292,000	4.66%, 07/20/06	292,000
360,000	4.71%, 11/06/06	360,000
179,000	4.78%, 01/24/07	179,000
525,000	Canadian Imperial Bank of Commerce
	FRN, 4.63%, 03/15/06	525,000
	Citibank N.A.
185,403	4.67%, 05/09/06	185,403
774,000	4.74%, 05/23/06	774,000
	Credit Agricole S.A.
90,000	4.83%, 01/30/07	89,882
340,000	4.94%, 02/07/07	340,000
433,000	5.09%, 03/01/07	433,000
	Credit Suisse First Boston LLC
250,000	4.51%, 04/20/06	250,000
185,000	4.55%,03/19/06	185,010
	Deutsche Bank Securities, Inc.
468,765	4.80%, 10/26/06	468,765
48,300	4.97%, 02/07/07	48,300
	Deutsche Bank AG
442,800	3.83%, 04/21/06	442,800
485,000	4.56%, 03/01/06	485,000
305,000	Dexia Credit Local (France)
	FRN, 4.51%, 03/03/06	304,964
150,000	Fortis Bank, 4.52%, 03/10/06	150,000
	HBOS Treasury Services plc (United Kingdom)
250,000	3.82%, 05/01/06	250,000
426,900	4.31%, 09/28/06	426,900
	Landesbank Hessen (Germany)
400,000	3.41%, 03/21/06	400,000
120,000	4.51%, 03/04/06	119,978
	Natexis Banques Populaires
185,000	4.50%, 03/28/06	185,000
413,000	4.54%, 03/28/06	413,000
50,000	4.52%, 03/08/06	49,995
127,500	4.66%, 07/20/06	127,500
300,000	National City
	4.74%, 05/24/06	300,000
	Nordea Bank of Finland plc
200,000	4.56%, 03/01/06	199,989
100,000	4.55%, 03/04/06	99,997
400,000	Royal Bank of Canada
	4.43%, 03/22/06	399,936
	Royal Bank of Scotland plc
465,000	3.95%, 08/04/06	465,000
235,000	3.99%, 08/11/06	235,000

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificates of Deposit — Continued
300,000	4.59%, 03/05/06	299,982
	Societe Generale
105,000	4.00%, 07/19/06	104,979
350,000	4.51%, 04/20/06	350,000
469,560	4.64%, 07/10/06	469,560
507,500	4.81%, 10/30/06	507,500
220,000	Suntrust Bank
	FRN, 4.44%, 03/06/06	220,000
379,350	Toronto Dominion Bank
	4.75%, 10/27/06	379,350
290,000	UBS AG (Switzerland)
	4.55%, 03/31/06	290,000
	UniCredito Italiano S.p.A.
100,000	4.51%, 04/20/06	100,000
150,000	4.68%, 05/10/06	150,001
277,000	Washington Mutual Bank
	FRN, 4.55%, 03/20/06	277,001
	Total Certificates of Deposit (Cost $17,918,047)	17,918,047
	Commercial Paper — 22.2%
31,000	Ajax Bambino Funding, Inc. (Cayman Islands)
	4.68%, 05/05/06	30,741
	Alpine Securitization Corp.
157,000	4.53%, 03/09/06	156,842
129,000	4.54%, 03/23/06	128,644
	ANZ Delaware
80,370	4.30%, 04/17/06	79,928
43,600	4.47%, 04/05/06 (m)	43,413
50,000	Aquinas Funding LLC
	4.42%, 03/06/06	49,970
133,000	ASAP Funding Ltd.
	4.44%, 03/02/06	132,984
	ASB Bank Ltd.
32,900	4.67%, 05/03/06	32,634
25,000	4.67%, 05/08/06	24,782
100,000	4.44%, 05/03/06	99,240
	Atlantis One Funding Corp.
59,394	4.42%, 03/02/06	59,387
203,842	4.44%, 03/13/06	203,544
211,071	4.54%, 03/23/06	210,488
106,500	4.56%, 04/19/06	105,846
73,000	4.65%, 05/08/06	72,366
21,546	4.67%, 05/10/06	21,352
146,753	Bank of Ireland
	4.67%, 05/09/06	145,452
164,000	Banque et Caisse d’Etat (Luxembourg)
	4.55%, 04/20/06	162,975
100,000	Banque Generale du Luxembourg
	4.55%, 03/27/06	99,674
	Barclays Bank plc
235,000	4.57%, 04/03/06	234,025
44,750	4.68%, 05/10/06	44,347
141,400	Barclays U.S. Funding, LLC
	4.47%, 04/04/06	140,810
37,000	Blue Spice LLC
	4.57%, 04/18/06	36,777
205,500	BNP Paribas
	4.47%, 04/04/06	204,642
190,000	Cafco LLC
	4.47%, 04/03/06	189,230
75,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance, 4.44%, 03/13/06	74,890
20,000	Calyon N.A. Co.
	4.56%, 04/06/06	19,909
	Charta Corp.
33,000	4.47%, 04/03/06	32,866
178,000	4.54%, 03/23/06	177,508
80,000	4.55%, 03/28/06	79,729
150,000	4.65%, 05/08/06	148,697
	Ciesco LLC
78,750	4.52%, 04/06/06	78,397
100,000	4.65%, 05/08/06	99,131
50,000	CIT Group, Inc.
	4.66%, 05/08/06	49,565
	Citibank Credit Card Issuance Trust
114,203	4.53%, 03/22/06	113,903
77,000	4.53%, 03/24/06	76,779
220,000	4.54%, 04/05/06	219,037
243,500	4.56%, 03/22/06	242,857
	Concord Minutemen Capital Co. LLC
85,000	4.61%, 03/27/06	84,993
50,000	4.67%, 05/08/06	49,564
	CRC Funding LLC
90,000	4.47%, 04/03/06	89,635
50,000	4.53%, 03/17/06	49,900
58,070	4.54%, 04/12/06	57,765
52,000	4.65%, 05/08/06	51,548
375,000	Credit Suisse First Boston LLC
	4.53%, 03/28/06	373,734

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — Continued
	Crown Point Capital Co. LLC
70,398	4.46%, 03/16/06	70,269
92,048	4.56%, 04/19/06	91,483
100,000	4.60%, 03/03/06	99,995
30,000	4.60%, 03/08/06	30,000
98,000	4.61%, 03/27/06	97,992
150,000	DZ Bank AG
	4.45%, 03/20/06	149,652
	Eureka Securitization, Inc.
45,000	4.53%, 03/16/06	44,915
34,000	4.65%, 05/08/06	33,705
100,000	FCAR Owner Trust
	4.47%, 03/15/06	99,828
	Galaxy Funding, Inc.
45,000	4.47%, 03/29/06	44,845
63,900	4.57%, 04/04/06	63,626
	Gemini Securitization Corp.
48,700	4.53%, 03/14/06	48,621
20,000	4.56%, 04/19/06	19,877
56,000	4.64%, 05/03/06	55,550
71,650	4.67%, 05/08/06	71,025
75,000	4.67%, 05/10/06	74,326
	General Electric Capital Corp.
325,000	3.99%, 03/01/06	325,000
538,000	4.29%, 04/17/06	535,050
197,800	4.52%, 03/27/06	197,159
64,801	Georgia Street Finance LLC
	4.54%, 03/14/06	64,695
	Govco, Inc.
55,000	4.57%, 04/24/06	54,627
31,602	4.61%, 06/21/06	31,159
146,000	4.74%, 05/22/06	144,442
95,000	4.00%, 03/16/06	94,845
	Grampian Funding LLC
200,000	4.44%, 03/16/06	199,634
205,000	4.44%, 03/17/06	204,600
63,000	4.45%, 03/22/06	62,838
677,000	4.50%, 04/19/06	672,918
500,000	4.54%, 03/24/06	498,556
183,722	4.58%, 04/26/06	182,429
125,000	4.75%, 05/26/06	123,600
100,000	Greenwich Capital Holdings
	4.59%, 03/23/06 (i)	100,000
75,000	Irish Life & Permanent plc
	4.67%, 05/05/06	74,374
	Kitty Hawk Funding Corp.
20,000	4.54%, 03/10/06	19,977
75,000	4.54%, 03/13/06	74,887
	Lake Constance Funding LLC
37,000	4.44%, 03/13/06	36,946
95,000	4.48%, 04/04/06	94,603
40,000	4.51%, 04/10/06	39,803
17,000	4.66%, 05/02/06	16,865
99,768	Leafs LLC
	4.63%, 03/20/06	99,768
90,000	Liberty Street Funding Corp.
	4.57%, 03/31/06	89,659
50,700	Macquarie Bank Ltd.
	4.46%, 03/13/06	50,625
	Mane Funding Corp.
78,287	4.45%, 03/20/06	78,105
135,763	4.50%, 04/17/06	134,978
115,000	4.56%, 04/19/06	114,294
105,060	4.67%, 05/08/06	104,143
50,000	Master Funding Corp.
	4.58%, 05/10/06	49,561
	Mont Blanc Capital Corp.
30,590	4.48%, 04/10/06	30,440
46,525	4.57%, 04/20/06	46,233
100,000	Morgan Stanley
	4.71%, 03/11/06	100,000
200,000	Natexis Banques Populaires
	4.59%, 05/09/06	200,000
90,000	Nationwide Building Society
	4.57%, 04/03/06	89,625
	Newport Funding Corp.
45,000	4.55%, 03/27/06	44,853
25,000	4.56%, 04/19/06	24,847
	Nordea Bank N.A., Inc.
89,000	4.62%, 07/05/06	87,592
92,900	4.65%, 05/08/06	92,093
	Park Granada LLC
200,000	4.50%, 04/04/06	199,159
83,000	4.55%, 03/14/06	82,864
70,000	4.56%, 03/28/06	69,762
139,200	4.58%, 03/01/06	139,200
	Picaros Funding LLC
200,000	4.55%, 03/27/06	199,346
72,805	4.56%, 04/13/06	72,413
120,000	4.74%, 05/23/06	118,704

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — Continued
131,168	Ranger Funding
	4.56%, 03/31/06	130,673
104,000	RWE AG
	4.58%, 04/03/06	103,566
	Santander Hipano Finance Delaware, Inc.
183,000	4.30%, 04/13/06	182,080
50,000	4.61%, 06/29/06	49,248
75,000	4.75%, 10/23/06	72,743
	Scaldis Capital LLC
31,231	4.53%, 03/09/06	31,200
185,000	4.54%, 03/15/06	184,675
164,000	4.55%, 03/27/06	163,463
110,353	4.67%, 05/08/06	109,390
80,000	Sedna Finance, Inc.
	4.84%, 05/28/06	79,998
	Sheffield Receivables Corp.
42,000	4.53%, 03/10/06	41,953
80,000	4.53%, 03/22/06	79,789
146,589	4.54%, 03/24/06	146,166
17,456	Sigma Finance, Inc.
	4.43%, 03/08/06	17,441
374,985	Societe Generale
	4.63%, 07/05/06	369,053
269,000	Spintab AB
	4.53%, 05/30/06	266,021
200,000	St. George Bank Ltd. (Australia)
	4.44%, 03/13/06	199,707
78,448	Stadshypotek Delaware
	4.65%, 05/08/06	77,766
	Thames Asset Global Securitization, Inc.
130,695	4.44%, 03/13/06	130,504
25,739	4.54%, 03/15/06	25,694
7,564	4.67%, 05/03/06	7,503
34,720	4.67%, 05/08/06	34,417
	Tulip Funding Corp.
285,865	4.56%, 04/03/06 (n)	284,667
335,000	4.56%, 03/01/06	335,000
125,000	UniCredito Italiano S.p.A.
	4.67%, 05/10/06	123,877
36,000	Variable Funding
	4.49%, 03/14/06	35,942
200,000	Westpac Banking Corp. (New Zealand)
	4.49%, 04/17/06	198,845
	Westpac Trust
217,559	4.47%, 04/04/06	216,650
50,000	4.67%, 05/08/06	49,564
	Total Commercial Paper (Cost $15,891,075)	15,891,075
	Repurchase Agreements — 19.4%
335,000	Bank of America Corp., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $335,043, collateralized by U.S. Government Agency Securities with a value of $341,700	335,000
3,000,000	Barclays Capital, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $3,000,381, collaterized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
250,000	Bear Stearns & Co., 4.62%, dated 02/28/06, due 03/01/06, repurchase price $250,032 collaterized by U.S. Government Agency Securities with a value of $255,815	250,000
450,000	Citigroup, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $450,058, collaterized by Asset Backed Securities with a value of $463,500	450,000
800,000	Citigroup, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $800,102, collaterized by Asset Backed Securities, Corporate Mortgage Obligations and Corporate Bonds with a value of $824,000	800,000
800,000	Citigroup, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $800,102, collaterized by Asset Backed Securities, Corporate Mortgage Obligations and Corporate Bonds with a value of $824,000	800,000
3,000,000	Citigroup, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $3,000,381, collaterized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
2,421,776	Deutsche Bank Securities, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $2,422,083, collaterized by U.S. Government Agency Securities with a value of $2,470,212	2,421,776
250,000	Deutsche Bank Securities, Inc., 4.62%, dated 02/28/06, due 03/01/06, repurchase price $250,032, collaterized by U.S. Government Agency Securities with a value of $257,500	250,000
700,000	Goldman Sachs & Co., 4.63%, dated 02/28/06, due 03/01/06, repurchase price $700,090, collaterized by Corporate Bonds and Notes with a value of $721,000	700,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — Continued
100,000	Goldman Sachs & Co., 4.63%, dated 02/28/06, due 03/01/06, repurchase price $100,013, collaterized by U.S. Treasury Securities with a value of $103,000	100,000
200,000	Goldman Sachs & Co., 4.66%, dated 02/28/06, due 03/01/06, repurchase price $200,026, collaterized by Corporate Mortgage Obligations with a value of $206,000	200,000
10,000	Greenwich Capital, 4.52%, dated 02/28/06, due 03/13/06, repurchase price $10,016, collaterized by U.S. Government Securities with a value of $10,300 (e) (i)	10,000
300,000	Merrill Lynch & Co., Inc., 4.60%, dated 02/28/06, due 03/01/06, repurchase price $300,038, collaterized by Corporate Mortgage Obligations with a value of $309,002	300,000
100,000	Merrill Lynch & Co., Inc., 4.62%, dated 02/28/06, due 03/01/06, repurchase price $100,013, collaterized by Corporate Mortgage Obligations with a value of $103,005	100,000
200,000	Merrill Lynch & Co., Inc., 4.60%, dated 02/28/06, due 03/01/06, repurchase price $200,026, collaterized by Corporate Mortgage Obligations with a value of $206,001	200,000
150,000	Merrill Lynch & Co., Inc., 4.60%, dated 02/28/06, due 03/01/06, repurchase price $150,019, collaterized by Corporate Mortgage Obligations and Medium Term Notes Mortgage Obligations with a value of $154,502	150,000
320,494	Morgan Stanley, 4.52%, dated 02/28/06, due 03/01/06, repurchase price $320,535, collaterized by U.S. Government Agency Securities, with a value of $327,189	320,494
500,000	UBS AG, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $500,063, collaterized by Corporate Mortgage Obligations with a value of $515,000	500,000
	Total Repurchase Agreements (Cost $13,887,270)	13,887,270
Time Deposits — 5.3%
130,000	BB&T Corp.
	4.56%, 03/01/06	130,000
150,000	Calyon N.A. Co.
	4.57%, 03/01/06	150,000
800,000	Credit Suisse First Boston LLC
	4.58%, 03/01/06	800,000
200,000	Fifth Third Bank
	4.54%, 03/01/06	200,000
600,000	Fortis Bank
	4.57%, 03/01/06	600,000
300,000	National City
	4.53%, 03/01/06	300,000
650,000	Societe Generale
	4.56%, 03/01/06	650,000
965,664	US Bank N.A.
	4.50%, 03/01/06	965,664
	Total Time Deposits (Cost $3,795,664)	3,795,664
	Total Investments — 100.8% (Cost $72,114,036)*	72,114,036
	Liabilities in Excess of Other Assets — (0.8)%	(539,632)
	NET ASSETS — 100.0%	$71,574,404

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset Backed Securities — 2.1%
	Wachovia Asset Securitization, Inc.
96,241	Series 2004-HM1A, Class A, FRN, 4.57%, 03/27/06 (e)	96,241
11,806	Series 2005-HM1A, Class AMM, FRN, 4.57%, 03/25/06 (e) (i)	11,806
25,000	Whitehawk CDO Funding Ltd. (Cayman Islands),
	Series 2004-1A, Class AMMD, FRN, 4.51%, 03/15/06 (e) (i)	25,000
	Wind Master Trust Notes
20,000	Series 2005-14A, Class A1, FRN, 4.58%, 03/25/06 (e) (i)	20,000
25,000	Series 2005-17A, Class A1, FRN, 4.58%, 03/27/06 (e) (i)	25,000
44,986	Series 2005-J1A, Class A1, FRN, 4.58%, 03/25/06 (e) (i)	44,986
	Total Asset-Backed Securities (Cost $223,033)	223,033
	Certificates of Deposit — 24.0%
20,000	Abbey National Bank
	4.55%, 03/31/06	20,000
45,000	Banco Bilbao Vizcaya
	4.53%, 03/28/06	45,000
	Barclays Bank plc (United Kingdom)
50,000	4.50%, 03/28/06	50,000
200,000	4.73%, 11/06/06	200,000
60,000	4.80%, 12/05/06	60,000
	BNP Paribas
180,000	4.24%, 08/30/06	180,000
55,000	4.77%, 01/24/07	55,000
150,000	Calyon (France)
	3.41%, 03/21/06	150,000
225,000	Canadian Imperial Bank of Commerce
	FRN, 4.63%, 03/15/06	225,000
	Credit Agricole S.A.
20,000	4.94%, 02/07/07	20,000
62,000	5.09%, 03/01/07	62,000
15,000	Depfa Bank plc
	4.69%, 05/09/06	15,000
	Deutsche Banc Securities, Inc.
50,000	4.80%, 10/26/06	50,000
40,000	4.97%, 02/07/07	40,000
50,000	Deutsche Bank AG
	FRN, 4.56%, 03/01/06	50,000
50,000	HBOS Treasury Services plc (United Kingdom)
	3.82%, 05/01/06	50,000
100,000	Lloyds TSB Bank
	4.53%, 03/28/06	100,000
	Natexis Banques Populaires
330,000	3.83%, 04/24/06	330,000
55,000	4.65%, 07/20/06	55,000
	Royal Bank of Canada
73,000	3.81%, 05/02/06	72,997
35,000	4.23%, 08/30/06	34,999
	Royal Bank of Scotland plc (United Kingdom)
110,150	3.95%, 08/04/06	110,150
5,000	3.99%, 08/11/06	5,000
20,000	4.31%, 09/29/06	20,000
	Societe Generale
162,000	3.97%, 08/11/06	162,000
55,000	4.64%, 07/10/06	55,000
20,000	4.00%, 07/19/06	19,996
70,000	4.81%, 10/30/06	70,000
200,000	Swedbank, Inc.
	4.31%, 09/28/06	199,997
50,000	Toronto Dominion Bank
	4.75%, 10/27/06	50,000
25,000	UBS AG
	4.55%, 03/31/06	25,000
	Total Certificates of Deposit (Cost $2,582,139)	2,582,139
	Commercial Paper — 21.0% (n)
30,000	Ajax Bambino Funding, Inc. (Cayman Islands)
	4.58%, 04/19/06	29,815
73,300	ASAP Funding Ltd. (Cayman Islands)
	4.56%, 03/07/06	73,246
	Atlantis One Funding Corp.
96,666	4.30%, 04/17/06	96,135
20,000	4.56%, 04/19/06	19,877
146,773	Bavaria TRR Corp.
	4.56%, 03/03/06	146,736
	Cedar Springs Capital Corp.
88,000	4.60%, 03/20/06 (e)	87,999
29,237	4.69%, 05/08/06	28,981
10,000	CIT Group, Inc.
	4.53%, 05/09/06	9,915
25,000	Citibank Credit
	4.56%, 03/22/06	24,934

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset Backed Securities — Continued
	Commercial Paper — Continued
	Concord Minutemen Capital Co. LLC
15,000	4.61%, 03/27/06 (e)	14,999
10,820	4.68%, 05/09/06	10,724
	Crown Point Capital Co. LLC
100,000	4.60%, 03/08/06 (e)	100,000
20,000	4.73%, 05/16/06	19,802
34,000	Dorada, Inc.
	4.76%, 05/25/06	33,623
100,000	General Electric Capital Corp.
	3.99%, 03/01/06	100,000
75,000	Govco, Inc.
	4.00%, 03/16/06	74,877
45,000	Greenwich Capital Holdings
	4.59%, 03/20/06	45,000
	Irish Life & Permanent plc (Ireland)
100,000	4.30%, 04/18/06	99,439
25,250	4.55%, 05/22/06	24,994
50,000	Leafs LLC
	4.63%, 03/20/06 (e)	50,000
	Lexington Parker Capital Corp.
40,000	4.46%, 03/21/06	39,902
200,000	4.60%, 03/01/06 (e)	200,000
50,000	4.60%, 03/07/06 (e)	49,999
65,000	4.60%, 04/12/06 (e)	64,995
25,000	Macquarie Bank Ltd.
	4.45%, 03/10/06	24,973
50,374	Mane Funding Corp.
	4.53%, 03/24/06	50,229
25,000	Master Funding LLC
	4.58%, 05/10/06 (e)	24,780
50,000	Morgan Stanley
	4.68%, 03/21/06	50,000
30,000	Natexis Banques Populaires
	4.59%, 05/09/06	30,000
	Park Granada LLC
65,000	4.50%, 04/04/06	64,727
25,000	4.55%, 03/02/06	24,997
25,000	4.56%, 03/24/06	24,928
25,000	4.56%, 03/28/06	24,915
	Park Sienna LLC
80,000	4.57%, 03/24/06	79,768
15,103	4.57%, 03/28/06	15,052
72,609	4.58%, 03/28/06	72,361
25,000	Santander Central Hispano Financial Services Ltd., 4.21%, 04/13/06	24,874
54,918	Scaldis Capital LLC
	4.54%, 03/14/06 (e)	54,828
55,000	Societe Generale
	4.52%, 07/05/06	54,130
	Thames Asset Global Securitization, Inc.
24,720	4.67%, 05/08/06 (e)	24,504
119,906	4.73%, 05/17/06 (e)	118,705
50,000	Tulip Funding Corp.
	4.56%, 03/01/06	50,000
	Total Commercial Paper (Cost $2,259,763)	2,259,763
Corporate Notes — 33.5%
50,000	ANZ Capital Trust (United Kingdom)
	FRN, 4.55%, 03/07/06 (e) (m)	50,000
50,000	Australia & New Zealand Banking Group Ltd. (Australia)
	FRN, 4.55%, 03/23/06 (e)	50,000
254,000	Bayerische Landesbank Hessen (Germany)
	FRN, 4.59%, 03/24/06	254,000
	Beta Finance, Inc.
30,000	Series 1, FRN, 4.57%, 03/01/06 (e)	29,999
40,000	Series 2, FRN, 4.57%, 03/01/06 (e)	39,999
30,000	BNP Paribas (France)
	FRN, 4.55%, 03/26/06 (e)	30,000
40,000	Canadian Imperial Bank of Commerce
	FRN, 4.47%, 04/04/06	39,999
	CC USA, Inc.
64,000	FRN, 4.56%, 03/01/06 (e)	63,998
50,000	FRN, 4.57%, 03/01/06 (e)	49,999
50,000	Counts Trust
	FRN, 4.62%, 03/11/06 (e) (i)	50,000
30,000	Credit Suisse First Boston
	FRN, 4.59%, 04/05/06	30,002
	General Electric Capital Corp.
150,000	FRN, 4.56%, 03/07/06	150,000
6,000	FRN, 4.67%, 03/09/06	6,000
	Goldman Sachs Group, Inc.
65,000	FRN, 4.57%, 03/13/06	65,000
15,000	Series B, FRN, 4.70%, 03/21/06 (c)	15,002
32,300	Hartford Life Global Funding Trusts
	FRN, 4.55%, 03/15/06	32,300
	HBOS Treasury Services plc (United Kingdom)
150,000	FRN, 4.84%, 05/20/06 (e)	150,000
175,000	Series 2, FRN, 4.62%, 03/02/06 (e)	175,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Commercial Paper — Continued (n)
50,000	HSBC USA, Inc.
	FRN, 4.55%, 03/15/06	50,000
150,000	Islandsbank HF (Ireland)
	FRN, 4.62%, 03/22/06 (e)	150,000
	K2 (USA) LLC
25,000	4.00%, 08/10/06 (e)	25,000
80,000	FRN, 4.52%, 03/01/06 (e)	79,992
25,000	FRN, 4.52%, 03/20/06 (e)	24,998
40,000	FRN, 4.57%, 03/01/06 (e)	40,000
35,000	FRN, 4.57%, 03/01/06 (e)	34,999
54,250	FRN, 4.57%, 03/01/06 (e)	54,249
25,000	Series 1, FRN, 4.54%, 03/25/06 (e)	24,999
20,000	Series 2, FRN, 4.56%, 03/30/06 (e)	19,999
75,000	Kaupthing Bank HF
	FRN, 4.63%, 03/20/06 (e)	75,000
	Liberty Lighthouse Co. LLC,
50,000	FRN, 4.54%, 03/26/06 (e)	49,994
85,000	FRN, 4.64%, 05/01/06 (e)	84,980
	Links Finance LLC
50,000	FRN, 4.52%, 03/15/06 (e)	49,998
75,000	FRN, 4.57%, 03/01/06 (e)	74,998
50,000	Series 1, FRN, 4.57%, 03/01/06 (e)	49,999
40,000	Merrill Lynch & Co., Inc.
	Series 1, FRN, 4.63%, 03/04/06	40,000
67,000	Money Market Trust
	Series A-2, FRN, 4.65%, 03/15/06 (e) (i)	67,000
27,000	Monumental Global Funding II
	FRN, 4.80%, 05/19/06 (e)	27,003
80,000	Premium Asset Trust
	Series 2003-5, FRN, 4.68%, 03/01/06 (e) (i)	80,000
	RACERS
80,000	Series 2001-8-ZCM, FRN, 4.77%, 03/03/06 (e) (i)	80,000
15,000	Series 2004-1, Class MM, FRN, 4.72%, 03/08/06 (e) (i)	15,000
100,000	Series 2005-17, Class O, FRN, 4.79%, 05/21/06 (e) (i)	100,000
	Royal Bank of Scotland plc (United Kingdom)
50,000	3.98%, 08/11/06	49,999
150,000	FRN, 4.54%, 03/23/06 (e)	150,000
	Sigma Finance, Inc.
150,000	3.83%, 04/28/06 (e)	150,000
75,000	FRN, 4.53%, 03/15/06 (e)	74,996
100,000	FRN, 4.54%, 03/25/06 (e)	99,998
45,000	FRN, 4.57%, 03/01/06 (e)	44,999
50,000	FRN, 4.57%, 03/01/06 (e)	50,000
20,000	FRN, 4.57%, 03/01/06 (e)	20,000
15,000	Societe Generale (France)
	FRN, 4.54%, 03/02/06 (e)	15,000
50,000	Structured Asset Repackaged Trust
	FRN, 4.72%, 03/15/06 (e) (i)	50,000
	Tango Finance Corp.
35,000	FRN, 4.54%, 03/25/06 (e)	34,999
25,000	FRN, 4.53%, 03/21/06 (e)	25,000
38,000	FRN, 4.57%, 03/31/06 (e)	38,000
23,000	FRN, 4.54%, 03/25/06 (e)	22,999
21,000	Union Hamilton Special Funding
	FRN, 4.52%, 03/28/06 (e) (i)	21,000
20,000	Wal-Mart Stores, Inc.
	5.59%, 06/01/06	20,091
	Wells Fargo & Co.
75,000	FRN, 4.53%, 03/03/06	75,000
75,000	Series C, FRN, 4.62%, 03/02/06	75,000
	Total Corporate Notes (Cost $3,596,587)	3,596,587
	Demand Note — 0.5%
50,000	Transamerica Asset Funding Corp.
	4.66%, 04/02/06 (f) (i) (Cost $50,000)	50,000
	Funding Agreements — 2.1%
75,000	AIG Life Insurance Co.
	4.61%, 03/27/06 (e) (f) (i)	75,000
100,000	Metropolitan Life Insurance Co.
	4.56%, 03/15/06 (e) (f) (i)	100,000
50,000	New York Life Insurance Co.
	4.53%, 05/25/06 (f) (i)	50,000
	Total Funding Agreements (Cost $225,000)	225,000
Municipal Notes & Bonds — 1.4%
	Michigan — 0.2%
26,845	City of Battle Creek, Downtown Development
	GO, VAR, AMBAC, 4.62%, 03/03/06	26,845
	New York — 1.2%
130,355	New York City Transitional Financial Authority, Future Tax, Series B, Rev., VAR, LIQ: Westdeutsche Landesbank, 4.56%, 03/01/06	130,355
	Total Municipal Notes & Bonds (Cost $157,200)	157,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — 12.6%
250,000	Bear Sterns & Co., 4.62%, dated 02/28/06, due 03/01/06, repurchase price $250,032, collateralized by U.S. Government Agency Mortgages with a value of 253,003	250,000
100,000	Citigroup, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $100,012, collateralized by Corporate Bonds, Asset Backed Securities and Corporate Mortgage Obligations with a value of $102,593	100,000
250,000	Deutsche Bank Securities, Inc., 4.62%, dated 02/28/06, due 03/01/06, repurchase price 250,032, collateralized by Corporate Mortgage Obligations with a value of $250,500	250,000
204,353	Goldman Sachs & Co., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $204,379, collateralized by U.S. Government Agency Mortgages with a value of $208,440	204,353
300,000	Goldman Sachs & Co., 4.63%, dated 02/28/06, due 03/01/06, repurchase price $300,039, collateralized by Corporate Bonds with a value of $309,000	300,000
100,000	Merrill Lynch & Co., Inc. 4.60%, dated 02/28/06, due 03/01/06, repurchase price $100,012, collateralized by Corporate Bonds with a value of $103,000	100,000
150,000	Merrill Lynch & Co., Inc., 4.60%, dated 02/28/06, due 03/01/06, repurchase price $150,019, collateralized by Corporate Bonds with a value of $154,503	150,000
	Total Repurchase Agreements (Cost $1,354,353)	1,354,353
	Supranational — 0.5%
50,000	Corp. Andina de Fomento
	FRN, 4.95%, 05/17/06 (Cost $50,000)	50,000
	Time Deposits — 2.4%
87,027	Deutshe Bank AG
	5.54%,03/01/06	87,027
170,000	Dexia Credit Local
	4.56%,03/01/06	170,000
	Total Time Deposits (Cost $257,027)	257,027
Investments of Cash Collateral for Securities Loaned — 0.0% (g)
	Commercial Paper — 0.0% (g)
49	Cedar Springs Capital Company LLC
	4.58%, 04/20/06	49
	Corporate Notes — 0.0% (g)
50	Bank of America N.A.
	4.56%, 11/07/06	50
50	CDC Financial Products, Inc.
	FRN, 4.66%, 03/31/06	50
50	Unicredito Italiano Bank plc
	FRN, 4.57%, 04/02/07	50
		150
	Repurchase Agreements — 0.0% (g)
96	Bank of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $96, collateralized by U.S. Government Agency Mortgages	96
200	Barclays Capital Inc., 4.59%, dated 02/28/06, due 03/01/06, repurchase price $200, collateralized by U.S. Government Agency Mortgages	200
175	Lehman Brothers, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $175, collateralized by U.S. Government Agency Mortgages	175
175	Morgan Stanley, 4.58%, dated 02/28/06, due 03/01/06, repurchase price $175, collateralized by U.S. Government Agency Mortgages	175
175	UBS Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $175, collateralized by U.S. Government Agency Mortgages	175
		821
	Total Investments of Cash Collateral for Securities Loaned (Cost $1,020)	1,020
	Total Investments — 100.1% (Cost $10,756,122)*	10,756,122
	Liabilities in Excess of Other Assets — (0.1)%	(15,413)
	NET ASSETS — 100.0%	$10,740,709

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Government Agency Securities — 42.9%
	Federal Farm Credit Bank
150,000	FRN, 4.44%, 03/01/06	149,927
75,000	FRN, 4.49%, 03/06/06	74,999
65,000	FRN, 4.53%, 03/01/06	65,000
100,000	FRN, 4.53%, 03/01/06	99,981
50,000	FRN, 4.55%, 03/01/06	49,997
100,000	FRN, 4.51%, 03/01/06	99,953
	Federal Home Loan Bank System
11,130	3.25%, 07/21/06	11,100
116,750	4.00%, 08/18/06	116,750
50,000	4.75%, 05/10/06	49,974
70,970	4.63%, 01/30/07	70,861
250,000	FRN, 3.13%, 03/10/06	248,639
450,000	FRN, 4.32%, 03/08/06	449,777
450,000	FRN, 4.37%, 03/22/06	449,824
300,000	FRN, 4.40%, 03/28/06	299,989
325,000	FRN, 4.46%, 03/21/06	324,908
419,000	FRN, 4.40%, 03/29/06	418,780
300,000	FRN, 4.49%, 04/20/06	299,980
550,000	FRN, 4.58%, 05/10/06	549,694
250,000	FRN, 4.57%, 05/02/06	249,937
448,000	FRN, 4.61%, 05/10/06	447,959
200,000	FRN, 4.63%, 05/16/06	199,973
147,500	FRN, 4.65%, 05/19/06	147,485
	Federal Home Loan Mortgage Corp.
26,900	2.63%, 07/21/06	26,764
11,000	2.63%, 08/17/06	10,931
200,000	DN, 4.44%, 05/16/06 (c) (n)	198,166
155,000	DN, 4.49%, 09/29/06 (n)	151,121
400,000	FRN, 4,37%, 03/19/06	399,848
1,095,000	FRN, 4.37%, 03/22/06	1,094,496
600,000	FRN, 4.41%, 04/06/06	599,726
300,000	FRN, 4.39%, 03/27/06	299,852
85,797	2.75%, 08/15/06	85,059
178,000	2.88%, 12/15/06	175,364
	Federal National Mortgage Association
50,070	3.25%, 07/12/06	49,949
100,000	4.00%, 08/18/06	100,000
155,500	2.75%, 02/06/07	152,722
28,085	DN, 4.09%, 04/03/06 (n)	27,982
50,000	DN, 4.35%, 05/01/06 (n)	49,639
200,000	DN, 4.44%, 05/17/06 (n)	198,141
152,363	DN, 4.47%, 04/03/06 (n)	151,745
100,000	FRN, 2.15%, 04/13/06	99,751
300,000	FRN, 4.37%, 03/22/06	299,856
594,000	FRN, 4.45%, 03/07/06	593,806
	Total U.S. Government Agencies Securities (Cost $9,640,405)	9,640,405
	Repurchase Agreements — 57.1%
100,000	Bank of America, N.A., 4.45%, dated 02/28/06, due 03/01/06, repurchase price $100,012, collateralized by U.S. Government Agency Securities with a value of $102,000	100,000
1,750,000	Bank of America, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $1,750,222, collateralized by U.S. Government Agency Mortgages with a value of $1,785,000 (m)	1,750,000
200,000	Citigroup, Inc., 4.55%, dated 02/28/06, due 03/01/06, repurchase price $200,025, collateralized by U.S. Government Agency Securities with a value of $204,061	200,000
500,000	Citigroup, Inc., 4.67%, dated 02/28/06, due 05/10/06, repurchase price $500,065, collateralized by U.S. Government Agency Securities with a value of $510,000 (i)	500,000
250,000	Credit Suisse First Boston LLC, 4.30%, dated 02/28/06, due 03/01/06, repurchase price $250,027, collateralized by U.S. Government Agency Securities with a value of $255,001	250,000
500,000	Credit Suisse First Boston LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $500,053, collateralized by U.S. Government Agency Securities with a value of $510,001	500,000
250,000	Deutsche Bank Securities, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $250,032, collateralized by U.S. Government Agency Securities with a value of $255,051	250,000
500,000	Deutsche Bank Securities, Inc., 4.40%, dated 02/28/06, due 03/15/06, repurchase price $500,917, collateralized by U.S. Government Agency Securities with a value of $510,026 (i)	500,000
1,000,000	HSBC Securities, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $1,000,127, collateralized by U.S. Government Agency Securities with a value of $1,020,243	1,000,000
150,000	Morgan Stanley & Co., Inc., 4.48%, dated 02/28/06, due 03/01/06, repurchase price $150,019, collateralized by U.S. Government Agency Securities with a value of $150,614	150,000
44,368	Morgan Stanley & Co., Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $44,374, collateralized by U.S. Government Agency Securities with a value of $44,550	44,368

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — Continued
3,325,771	Morgan Stanley & Co., Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $3,326,193, collateralized by U.S. Government Agency Securities with a value of $3,339,394	3,325,771
750,000	Morgan Stanley & Co., Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $750,095, collateralized by U.S. Government Agency Securities with a value of $753,072	750,000
3,025,000	UBS AG, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $3,025,384, collateralized by U.S. Government Agency Securities with a value of $3,085,500	3,025,000
500,000	UBS AG, 4.53%, dated 02/28/06, due 03/28/06, repurchase price $501,762, collateralized by U.S. Government Agency Securities with a value of $510,002 (i)	500,000
	Total Repurchase Agreements (Cost $12,845,139)	12,845,139
Investments of Cash Collateral for Securities Loaned — 0.2%
	Repurchase Agreements — 0.2%
10,005	Bank of America Securities LLC, 4.57%, dated 2/28/06, due 03/01/06, repurchase price $10,006, collateralized by U.S. Government Agency Mortgages	10,005
11,000	Barclays Capital, Inc., 4.59%, dated 02/28/06, due 03/01/06, repurchase price $11,001, collateralized by U.S. Government Agency Mortgages	11,000
11,000	Lehman Brothers, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $11,001, collateralized by U.S. Government Agency Mortgages	11,000
11,000	Morgan Stanley & Co., Inc., 4.58%, dated 02/28/06, due 03/01/06, repurchase price $11,001, collateralized by U.S. Government Agency Mortgages	11,000
11,000	UBS Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $11,001, collateralized by U.S. Government Agency Mortgages	11,000
	Total Investments of Cash Collateral for Securities Loaned (Cost $54,005)	54,005
	Total Investments — 100.2% (Cost $22,539,549)*	22,539,549
	Liabilities in Excess of Other Assets — (0.2)%	(51,962)
	NET ASSETS — 100.0%	$22,487,587

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 17.4%
	U.S. Treasury Bills — 17.4% (n)
300,000	3.62%, 03/09/06	299,763
100,000	3.72%, 03/16/06	99,848
200,000	3.77%, 03/02/06	199,979
200,000	3.80%, 03/23/06	199,544
500,000	3.82%, 03/30/06	498,491
250,000	3.92%, 04/06/06	249,039
250,000	4.00%, 04/13/06	248,830
50,000	4.23%, 05/11/06	49,592
	Total U.S. Government Securities (Cost $1,845,086)	1,845,086
	Repurchase Agreements — 82.9%
2,000,000	Barclays Capital, Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $2,000,251, collateralized by U.S. Treasury Securities with a value of $2,040,000 (m)	2,000,000
2,200,000	Credit Suisse First Boston LLC, 4.52%, dated 02/28/06, due 03/01/06, repurchase price $2,200,276, collateralized by U.S. Treasury Securities with a value of $2,224,010	2,200,000
2,100,000	Deutsche Bank Securities, Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $2,100,264, collateralized by U.S. Treasury Securities with a value of $2,142,001	2,100,000
500,000	HSBC Securities (USA), Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $500,063, collateralized by U.S. Treasury Securities with a value of $510,001	500,000
100,000	Morgan Stanley & Co., Inc., 4.48%, dated 02/28/06, due 03/01/06, repurchase price $100,012, collateralized by U.S. Treasury Securities with a value of $103,223	100,000
1,885,138	Morgan Stanley & Co., Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $1,885,375, collateralized by U.S. Treasury Securities with a value of $1,945,887	1,885,138
	Total Repurchase Agreements (Cost $8,785,138)	8,785,138
	Total Investments — 100.3% (Cost $10,630,224)*	10,630,224
	Liabilities in Excess of Other Assets — (0.3)%	(28,043)
	NET ASSETS — 100.0%	$10,602,181

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 99.8%
	Federal Farm Credit Bank — 33.8%
27,000	DN, 4.39%, 03/08/06 (m) (n)	26,977
10,000	DN, 4.43%, 05/17/06 (n)	9,908
37,000	DN, 4.48%, 03/21/06 (n)	36,910
27,000	DN, 4.52%, 04/12/06 (n)	26,860
100,000	FRN, 4.42%, 03/01/06	99,969
100,000	FRN, 4.48%, 03/01/06	99,976
149,650	FRN, 4.49%, 03/01/06	149,621
135,000	FRN, 4.50%, 03/01/06	134,982
200,000	FRN, 4.51%, 03/01/06	199,941
30,000	FRN, 4.51%, 03/27/06	30,014
200,000	FRN, 4.53%, 03/01/06	199,985
75,000	FRN, 4.54%, 03/01/06	75,000
70,000	FRN, 4.55%, 03/28/06	69,997
		1,160,140
	Federal Home Loan Bank — 61.6%
343,000	2.38%, 04/05/06	342,305
17,880	2.88%, 08/15/06	17,774
75,160	3.25%, 08/11/06	74,718
87,000	4.13%, 09/28/06	86,949
54,210	DN, 4.31%, 03/10/06 (n)	54,152
41,713	DN, 4.34%, 03/08/06 (n)	41,678
63,956	DN, 4.36%, 05/10/06 (n)	63,425
71,980	DN, 4.36%, 05/12/06 (n)	71,365
248,863	DN, 4.42%, 03/22/06 (n)	248,223
268,841	DN, 4.43%, 03/01/06 (n)	268,841
49,347	DN, 4.59%, 05/19/06 (n)	48,855
39,000	DN, 4.61%, 05/24/06 (n)	38,586
125,000	FRN, 4.36%, 03/13/06	124,980
57,000	FRN, 4.37%, 03/22/06	56,987
75,000	FRN, 4.40%, 04/04/06	74,970
50,000	FRN, 4.40%, 06/29/06	49,974
330,000	FRN, 4.46%, 03/21/06	330,001
75,000	FRN, 4.49%, 03/01/06	74,991
20,000	FRN, 4.58%, 05/10/06	19,989
25,000	FRN, 4.65%, 05/19/06	24,997
		2,113,760
	Tennessee Valley Authority — 4.4%
152,680	DN, 4.42%, 03/30/06 (n)	152,139
	Total Investments — 99.8% (Cost $3,426,039)*	3,426,039
	Other Assets in Excess of Liabilities — 0.2%	6,118
	NET ASSETS — 100.0%	$3,432,157

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 104.1%
	U.S. Treasury Bills — 100.1% (n)
555,502	3.98%, 03/02/06 (c) (m)	555,441
575,000	3.99%, 03/09/06 (c)	574,496
549,613	3.88%, 03/16/06 (c)	548,732
600,000	3.93%, 03/23/06 (c)	598,574
400,000	3.97%, 03/30/06 (c)	398,734
615,985	4.01%, 04/06/06 (c)	613,538
600,000	4.20%, 04/13/06 (c)	597,019
575,000	4.31%, 04/20/06	571,594
597,672	4.36%, 04/27/06	593,592
617,414	4.40%, 05/04/06 (c)	612,633
585,660	4.45%, 05/11/06	580,582
594,475	4.50%, 05/18/06	588,747
366,635	4.53%, 05/25/06	362,760
300,000	4.55%, 06/01/06	296,586
		7,493,028
	U.S. Treasury Notes — 4.0%
300,000	1.50%, 03/31/06	299,369
	Total U.S. Government Securities (Cost $7,792,397)	7,792,397
	Total Investments — 104.1% (Cost $7,792,397)	7,792,397
	Liabilities in Excess of Other Assets — (4.1)%	(309,635)
	NET ASSETS — 100.0%	$7,482,762

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — 6.4%
	California — 0.3%
30,000	Los Angeles Department of Water & Power
	3.05%, 03/01/06	30,000
21,500	State of California
	3.07%, 03/01/06	21,500
		51,500
	District of Columbia — 0.7%
	District of Columbia
15,500	3.22%, 05/01/06	15,500
10,000	3.20%, 07/28/06	10,000
87,000	Metro Washington DC Apartment Authority
	3.27%, 05/11/06	87,000
		112,500
	Florida — 1.0%
21,500	Cape Coral, FL
	3.25%, 04/04/06	21,500
32,052	Florida Municipal Power Authority
	3.10%, 04/03/06	32,052
	Florida Sunshine State
40,400	3.08%, 03/07/06	40,400
21,155	3.10%, 04/06/06	21,155
12,500	3.25%, 06/02/06	12,500
17,000	Jacksonville Municipal
	3.13%, 04/27/06	17,000
21,025	Sunshine State Government
	3.20%, 06/02/06	21,025
		165,632
	Maryland — 0.2%
25,000	Maryland State Health & Higher Educational Facilities Authority, 3.42%, 06/07/06	25,000
	Minnesota — 0.1%
20,000	University of Minnesota
	3.10%, 04/03/06	20,000
	Nevada — 0.1%
18,000	Las Vegas Valley Water District
	3.42%, 06/07/06	18,000
	North Carolina — 0.1%
12,300	City of Charlotte
	2.75%, 04/06/06	12,300
	Ohio — 0.2%
40,000	Cuyahoga County Municipal
	3.22%, 05/01/06	40,000
	Tennessee — 0.3%
15,000	Metropolitan Government Nashville Municipal
	2.85%, 03/01/06	15,000
34,425	State of Tennesse
	3.08%, 03/06/06	34,425
		49,425
	Texas — 2.8%
	City of Dallas, Texas Water & Sewer
9,640	3.13%, 05/01/06	9,640
25,000	3.15%, 05/11/06	25,000
1,388	3.15%, 06/15/06	1,388
28,480	3.15%, 06/15/06	28,480
54,507	3.16%, 05/11/06	54,507
32,000	North Central Health
	3.20%, 05/09/06	32,000
12,645	Port Houston Municipal
	3.25%, 05/10/06	12,645
30,000	Texas Department of Transportation Municipal
	3.20%, 05/11/06	30,000
75,000	Texas Housing Agency
	3.20%, 06/02/06	75,000
24,750	Texas Municipal Power Agency
	3.15%, 04/03/06	24,750
	Texas Public Finance Authority
40,000	3.00%, 03/01/06	40,000
40,000	3.00%, 03/02/06	40,000
20,000	3.00%, 03/03/06	20,000
25,800	3.05%, 03/01/06	25,800
30,000	City of San Antonio
	2.91%, 03/09/06	30,000
20,000	University of Texas
	3.10%, 04/03/06	20,000
		469,210
	Utah — 0.6%
	Intermountain Power Agency
43,700	3.17%, 06/01/06	43,700
50,000	3.18%, 06/01/06	50,000
		93,700
	Vermont — 0.0% (g)
9,395	University of Vermont Municipal
	3.20%, 06/12/06	9,395
	Total Municipal Commerical Paper (Cost $1,066,662)	1,066,662

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 92.3%
	Alabama — 0.9%
20,900	ABN AMRO Munitops Certificate Trust Series 2002-21, Rev., VAR, MBIA, 3.22%, 03/01/06	20,900
800	Alabama Special Care Facilities Financing Authority, Montgomery Hospital Series 1999-6, Rev., VAR, 3.11%, 03/01/06	800
25,300	Alabama Special Care Facilities Financing Authority-Birmingham, Ascension Health Credit, Rev., VAR, 3.15%, 03/01/06	25,300
5,000	Birmingham Airport Authority, Municipal Securities Trust Receipts Series SGA-47, Rev., VAR, MBIA, 3.23%, 03/03/06 (e)	5,000
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VAR, LOC: Regions Bank, 3.19%, 03/07/06	15,000
	Infirmary Health System Special Care Facilities Financing Authority
8,000	Series A, Rev., VAR, LOC: Bank of Novia Scotia, 3.25%, 04/05/06	8,000
2,385	Series A, Rev., VAR, LOC: Regions Bank, 3.19%, 03/07/06	2,385
32,030	Jefferson County, Sewer, Sub Series B-5, Rev., VAR, XLCA, 3.20%, 03/06/06	32,030
5,735	Jefferson County, Sewer, EAGLE Series 2002-6016, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.22%, 03/04/06	5,735
3,650	Mobile County, IDA, PCR, ExxonMobil Project Rev., VAR, 2.70%, 03/01/06	3,650
	Montgomery BMC Special Care Facilities Financing Authority, Hospital, VHA Alabama, Inc.
5,800	Series C, Rev., VAR, AMBAC, 3.22%, 03/05/06	5,800
5,000	Series D, Rev., VAR, AMBAC, 3.22%, 03/05/06	5,000
9,000	Series F, Rev., VAR, AMBAC, 3.22%, 03/01/06	9,000
7,300	Montgomery Industrial Development Board, Pollution Control & Solid Waste Disposal, General Electric Co. Project, Rev., VAR , 2.93%, 03/01/06	7,300
4,000	Selma IDB, Specialty Minerals Project, Rev., VAR, LOC: Wachovia Bank of Georgia, 3.26%, 03/02/06	4,000
5,320	Tuscaloosa County Board of Education, Special Tax, TAW, VAR, LOC: Regions Bank, 3.20%, 03/03/06	5,320
		155,220
	Alaska — 0.6%
38,005	Alaska Housing Finance Corp., Merlots, Series D, Rev., VAR, MBIA GO of Corp., LIQ: Wachovia Bank N.A., 3.23%, 03/01/06	38,005
	Alaska Housing Finance Corp., Floating Rate Trust Receipts
8,625	Series K-14, Regulation D, Rev., VAR, MBIA GO of Corp., LIQ: Lehman Liquity Co., 3.26%, 03/02/06	8,625
1,600	Series L-25, Regulation D, Rev., VAR, MBIA, 3.23%, 03/06/06	1,600
10,000	Alaska Housing Finance Corp., State Capital Project, Series C, Rev., VAR, MBIA GO of Corp., 3.18%, 03/07/06	10,000
14,400	City of North Slope Boro, Series A GO, VAR, MBIA, 3.22%, 03/07/06	14,400
	City of Valdez, Marine Term, Exxon Pipeline Co. Project,
4,300	Series A, Rev., VAR, 2.70%, 03/01/06	4,300
6,660	Series B, Rev., VAR, 2.70%, 03/01/06	6,660
16,975	Series C, Rev., VAR, 2.70%, 03/01/06	16,975
		100,565
	Arizona — 1.6%
	Apache County IDA, IDR, Tucson Electric Power Co.
4,200	Series 83-A, Rev., VAR, LOC: Credit Suisse First Boston, 3.17%, 03/03/06 (e)	4,200
42,500	Series 83-B, Rev., VAR, LOC: Bank of New York, 3.22%, 03/05/06	42,500
7,700	Apache County IDA, IDR, Tucson Electric Power Co., Springerville, Series 1999-6, Rev., VAR, LOC: Credit Suisse First Boston, 3.17%, 12/01/20 (e)	7,700
	Arizona State University
10,000	Series A, Rev., VAR, AMBAC, 3.17%, 03/06/06	10,000
5,000	Series B, Rev., VAR, AMBAC, 3.17%, 03/06/06	5,000
16,370	Coconino County Pollution Control Corp., Arizona Public Service Co. Project Rev., VAR, LOC: KBC Bank N. V., 3.05%, 03/01/06	16,370
21,525	Downtown Phoenix Hotel Corp., Floating Rate Trust Receipts, Series PU3, Regulation D, Rev., VAR, FGIC, LIQ: Lehman Liquidity Co., 3.23%, 07/01/06	21,525
7,660	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.22%, 03/03/06	7,660
3,840	Maricopa County Public Finance Corp., Floating Rate Certificates, Series 511, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/07/06	3,840

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Arizona — Continued
11,000	Phoenix Civic Improvement Corp., EAGLE, Series 720050040, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/03/06	11,000
40,460	Phoenix Civic Improvement Corp., Wastewater System, Senior Lien, Series A, Rev., VAR, MBIA, 3.20%, 03/07/06	40,460
5,330	Phoenix IDA, Multi-Family Housing, CenterTree Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 3.28%, 03/03/06	5,330
2,000	Phoenix Industrial Development Authority, Del Mar Terrace, Series A, Rev., VAR, 3.20%, 03/06/06	2,000
7,700	Pima County IDA, Lease Purchase, Rev., VAR, 3.30%, 03/04/06	7,700
	Pima County IDA, Tucson Electric Irvington
19,350	Rev., VAR, FNMA AGMT, LOC: Credit Suisse First Boston, 3.22%, 03/06/06	19,350
21,600	Rev., VAR, LOC: Bank of New York, 3.22%, 03/01/06	21,600
25,000	Salt River Project, Agricultural Improvement & Power District, Electric Systems, Series SG-160, Rev., VAR, LOC: Societe Generale, 3.22%, 03/07/06	25,000
7,110	University of Arizona, Main Campus & Research Series A, Rev., VAR, AMBAC, 3.18%, 03/03/06	7,110
4,100	University of Arizona, Student Union Bookstore, COP, Series B, VAR, AMBAC, 3.18%, 03/01/06	4,100
		262,445
	Arkansas — 0.1%
5,500	Columbia County Solid Waste Disposal, Albemarle Corp., Project, Rev., VAR, LOC: Bank of America N.A., 3.26%, 03/02/06	5,500
6,300	Little Rock Metrocentre Improvement District No.1, Little Rock Newspapers, Inc., Rev., VAR, LOC: Bank of New York, 3.01%, 03/01/06	6,300
		11,800
	California — 6.6%
2,450	Abag Financial Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VAR LOC: Bank of America N.A., 3.18%, 03/03/06	2,450
3,000	Abag Financial Authority for Nonprofit Corps., Multi-Family Housing, Paragon Apartments Series A, Rev., VAR, LOC: Comerica Bank, 3.27%, 03/03/06	3,000
6,995	ABN AMRO Munitops Certificate Trust, Series 2003-11, GO, VAR, FSA, 3.19%, 03/05/06	6,995
2,000	Alvord Unified School District, Food Services Bridge Funding Program, COP, VAR, FSA, 3.15%, 03/06/06	2,000
3,600	Anaheim Housing Authority, Multi-Family Housing Bel Page Project, Series A, Rev., VAR, FNMA, 3.17%, 03/04/06	3,600
8,500	Auburn Union School District, COP, VAR, FSA, 3.22%, 03/06/06	8,500
18,600	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, AMBAC, 3.14%, 03/06/06	18,600
2,500	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VAR, LOC: Mellon Bank N.A., 3.20%, 03/01/06	2,500
1,720	California Educational Facilities Authority, Stanford University, Series L-3, Rev., VAR, 3.07%, 03/01/06	1,720
17,790	California Educational Facilities Authority, University of San Francisco, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/07/06	17,790
14,995	California Housing Finance Agency, Series MT-036, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 3.25%, 03/01/06	14,995
21,900	California Housing Finance Agency, AMT, Series A, Rev., VAR, 3.20%, 03/06/06	21,900
	California Housing Finance Agency, AMT, Home Mortgage, Series M, Rev., VAR,
3,600	2.97%, 03/01/06	3,600
12,000	3.00%, 03/01/06	12,000
7,300	California Housing Finance Agency, Home Mortgage, Series F, Rev., VAR, FSA, 3.21%, 03/03/06	7,300
	California Housing Finance Agency, Multi-Family Housing,
7,335	Series D, Rev., VAR, GO of AGY, 3.08%, 03/01/06	7,335
1,125	Series G, Rev., VAR, GO of AGY, 3.23%, 03/03/06	1,125
1,520	California Infrastructure & Economic Development Bank, Colburn School, Series B, Rev., VAR, LOC: Bank of America N.A., 3.13%, 03/06/06	1,520
6,000	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VAR, LOC: Union Bank of California N.A., 3.32%, 03/01/06	6,000

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.20%, 03/04/06	1,610
1,535	California Infrastructure & Economic Development Bank, IDR, Standard Abrasive Manufacturing Project, Series A, Rev., VAR, LOC: Mellon First Business Bank, 3.20%, 03/06/06	1,535
	California State Department of Water Resources, Power Supply
14,750	Series B-3, Rev., VAR, LOC: Bank of New York, 2.94%, 03/01/06	14,750
33,960	Series B-4, Rev., VAR, LOC: Bayerische Landes Bank, 2.87%, 03/01/06	33,960
19,700	Series C-9, Rev., VAR, LOC: Citibank N.A., 3.12%, 03/02/06	19,700
2,950	Series C-12, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.15%, 03/02/06	2,950
40,000	Sub Series G-4, Rev., VAR, FSA, 3.15%, 03/05/06	40,000
40,000	Sub Series G-5, Rev., VAR, FSA, 3.13%, 03/02/06	40,000
12,000	Sub Series G-7, Rev., VAR, FSA, 3.15%, 03/02/06	12,000
1,275	California State Public Works Board, Series PA-814, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.22%, 03/02/06	1,275
1,650	California Statewide Communities Development Authority, Series 909, COP, VAR., MBIA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/04/06	1,650
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VAR, FNMA, 3.24%, 03/04/06	3,420
4,400	California Statewide Communities Development Authority, Multi-Family Housing, Arbor Ridge Apartments, Series X, Rev., VAR., FNMA, LIQ: FNMA, 3.20%, 03/04/06	4,400
43,800	Charter Mac Floater Certificate Trust I, Series CAL-1, Rev., VAR, AMT, MBIA, 3.24%, 03/06/06	43,800
21,000	California State University, EAGLE, Rev., VAR, AMBAC, 3.21%, 03/07/06	21,000
3,110	Chino Basin Regional Financing Authority, Inland Empire Utilities, Series A, Rev., VAR, AMBAC, 3.13%, 03/01/06	3,110
7,200	City of Camarillo, Multi-Family Housing, Heritage Park, Series A, Rev., VAR, FNMA COLL, 3.17%, 03/04/06	7,200
1,800	City of Fremont, Multi-Family Housing, Creekside Village Apartments, Series D, Rev., VAR, LOC: FHLMC, 3.13%, 03/07/06	1,800
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VAR, 3.15%, 03/05/06	3,950
2,636	City of Glendale, California Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.22%, 03/05/06	2,636
3,000	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VAR, FHLMC, 3.16%, 03/07/06	3,000
100	City of Lodi, Electric Systems, Certificates, Series A, COP, VAR, MBIA, 3.13%, 03/06/06	100
2,695	City of Long Beach, Harbor, Series A, Rev., VAR, FNMA AGMT, 3.20%, 03/06/06	2,695
8,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev, VAR, LIQ: FNMA, 3.19%, 03/01/06	8,800
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VAR, FHLMC, 3.17%, 03/01/06	3,000
2,200	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VAR, LOC: Coast Federal Bank, 3.12%, 03/07/06	2,200
	East Bay Municipal Utility District, Wastewater Treatment Systems,
4,650	Sub Series 2, Rev., VAR, XCLA, 3.10%, 03/02/06	4,650
1,390	Sub Series A, Rev., VAR, FSA, 3.13%, 03/05/06	1,390
3,120	Sub Series B, Rev., VAR, FSA, 3.12%, 03/05/06	3,120
2,300	Sub Series B-2, Rev., VAR, XCLA, 3.12%, 03/02/06	2,300
10,000	County of Los Angeles, TRAN, Series A, 4.00%, 06/30/06	10,047
2,530	Eastern Municipal Water District, Water & Sewer, Series B, COP, VAR, MBIA, 3.15%, 03/01/06	2,530
21,000	Golden State Tobacco Securitization Corp., EAGLE 720053017, CL A, Rev., VAR, LIQ: Ciitbank N.A., FGIC, 3.21%, 06/01/06	21,000
4,100	Grant Joint Union High School District, Bridge Funding Program, COP, VAR, FSA, 3.15%, 03/06/06	4,100
6,360	Huntington Beach Union High School District, School Facilities Bridge Funding Program COP, VAR, FSA, 3.15%, 03/01/06	6,360

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
26,900	Long Beach Bond Finance Authority,Tax Allocation, Series 812, Class D, VAR, INS: AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/02/06	26,900
6,660	Los Angeles, Community College District, Series ROCS-II-R-71, GO, VAR, MBIA, LIQ: Salomon Smith Barney, 3.21%, 03/03/06	6,660
5,300	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Second & Central Apartments Project, Series A, Rev., VAR, LOC: HSBC Bank USA, 3.20%, 03/03/06	5,300
3,200	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Security Building Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.20%, 03/06/06	3,200
36,750	Los Angeles Convention & Exhibit Center Authority, Series D, Rev., VAR, AMBAC, 3.20%, 03/05/06	36,750
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VAR, 3.16%, 03/03/06	5,440
2,500	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., VAR, MBIA, 3.15%, 03/04/06	2,500
2,230	Los Angeles County, Pension Obligation Series C, Rev., VAR, AMBAC, 3.13%, 03/06/06	2,230
	Los Angeles Department of Water & Power,
10,000	EAGLE 20060036, CL A, Rev., VAR, AMBAC, 3.21%, 07/01/06	10,000
1,000	Sub Series B-4, Rev., VAR, 3.12%, 03/07/06	1,000
170	Series PT-1949, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/02/06	170
1,980	Series PT-1949, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.21%, 03/02/06	1,980
	Los Angeles Unified School District,
13,425	GO, Series 924, VAR, LIQ: Morgan Stanley Municipal Funding, FSA, 3.19%, 03/02/06	13,425
1,995	Series PA-1115, GO, VAR, FSA, 3.22%, 03/02/06	1,995
4,000	Manteca Financing Authority, Municipal Securities Trust Receipts, Series SGA-147, Rev., VAR, MBIA, LIQ: Societe Generale, 3.19%, 03/06/06	4,000
	Metropolitan Water District of Southern California, Waterworks,
1,600	Series B-1, Rev., VAR, 2.90%, 03/01/06	1,600
5,600	Series B-2, Rev., VAR, 3.12%, 03/07/06	5,600
11,900	Series B-3, Rev., VAR, 2.91%, 0301/06	11,900
2,880	Series C-1, Rev., VAR, 3.12%, 03/02/06	2,880
710	Series C-2, Rev., VAR, 3.12%, 03/03/06	710
5,600	Morgan Hill Unified School District, Floating Rate Receipts, Series SG-145, GO, VAR, FGIC, 3.22%, 03/02/06	5,600
	Municipal Securities Trust Certificates,
4,215	Series 99-73, Class A, Rev., VAR, AMBAC, LIQ: Bear Sterns Capital Markets 3.19%, 03/07/06 (e)	4,215
6,530	Class A, Series 9042, GO, LOC: Bear Stearns Capital Market, 3.19%, 03/07/06 (e)	6,530
22,495	Series 2000-96, Class A, GO, VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.17%, 03/06/06 (e)	22,495
3,900	Orange County, Apartment Development Corp., Bear Brand Apartments Project, Series Z, Rev., VAR, LOC: FHLMC, 3.13%, 03/01/07	3,900
2,005	Orange County, Apartment Development Corp., Rev., VAR, LOC: Bank of America N.A., 3.13%, 03/04/06	2,005
10,900	Orange County, Apartment Development Corp., Wood Canyon Villas, Issue E, Rev., VAR, LIQ: FNMA, 3.15%, 03/04/06	10,900
1,600	Port of Oakland, Trust Receipts, Series 5, Class F, Rev., VAR, FGIC, 3.20%, 11/01/12	1,600
10,600	Poway Unified School District, School Facilities Funding Program, COP, VAR, FSA, 3.15%, 03/01/06	10,600
3,850	Rancho Water District Financing Authority, Series A, Rev., VAR, FGIC, 3.12%, 03/01/06	3,850
9,000	Riverside County Asset Leasing Corp., Southwest Justice Center, Series B, Rev., VAR, MBIA, 3.13%, 03/01/06	9,000
2,700	Riverside County, Public Facilities, COP, Series B, VAR, LOC: State Street Bank & Trust Co., 3.00%, 03/02/06	2,700
1,200	Riverside Unified School District, School Facility Bridge Program, COP, VAR, FSA, 3.15%, 03/06/06	1,200
17,500	Sacramento County, Series A, Rev., TRAN, 2.52%, 07/10/06	17,589
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VAR, 3.16%, 03/01/06	4,000
3,500	San Diego County, COP, VAR, LOC: Allied Irish Bank plc, 3.15%, 03/07/06	3,500
	San Diego Unified School District,
3,120	PT 2176, GO, VAR, FGIC, 3.22%, 03/02/06	3,120
5,000	Series 964-D, GO, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/04/06	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
22,100	San Francisco City & County Airports Commission, AMT, Series 33-B, Rev., VAR, XCLA , 3.20%, 03/01/06	22,100
4,990	San Francisco City & County Airports Commission, Floating Rates Receipts, Series SG-88, VAR, LOC: Societe Generale, 3.21%, 03/02/06	4,990
13,300	San Francisco City & County Airports Commission, International Airport, Municipal Securities Trust Receipts, Series SGA-50, VAR, MBIA, 3.22%, 03/04/06	13,300
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VAR, FNMA, LIQ: FNMA, 3.17%, 03/06/06	1,800
500	San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VAR, 3.12%, 03/04/06	500
3,995	Southern California Home Financing Authority, Single Family Housing, Series A, Rev., VAR, 3.20%, 03/05/06	3,995
	Southern California Public Power Authority, Southern Transmission, Project,
13,500	Series B, Rev., VAR, FSA, 3.15%, 03/01/06	13,500
5,600	Rev., VAR, AMBAC, LOC: Lloyds TSB Bank plc, 3.13%, 03/06/06	5,600
	State of California,
16,000	Series A, Sub Series A-2, GO, VAR, LOC: Calyon Bank, 3.15%, 03/01/06	16,000
15,000	Series A, Sub Series A-3, GO, VAR, LOC: Bank of America N.A., 3.17%, 03/01/06	15,000
23,600	Series B, Sub Series B-5, GO, VAR, LOC: DEPFA Bank plc, 3.10%, 03/01/06	23,600
5,400	Series C-2, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.15%, 03/02/06	5,400
	State of California, Daily Kindergarten University,
3,500	Series A-5, GO, VAR, LOC: Citibank N.A., 2.87%, 03/01/06	3,500
10,250	Series B-2, GO, VAR, LOC: Ciitbank N.A., 2.94%, 03/01/06	10,250
	State of California, Economic Recovery,
53,750	Series C-6, Rev., VAR, LOC: Citibank N.A., ST GTD, 2.90%, 03/01/06	53,750
45,250	Series C-7, Rev. VAR, LOC: BNP Paribas, 2.90%, 03/01/06	45,250
5,000	Series C-12, Rev., VAR, XLCA, ST GTD, 3.15%, 03/02/06	5,000
25,000	Series C-16, Rev., VAR, FSA, ST GTD, 3.15%, 03/02/06	25,000
4,300	Series C-18, Rev., VAR, XLCA, ST GTD, 3.15%, 03/02/06	4,300
18,045	State of California, Merlots, Series C-07, GO, VAR, MBIA-IBC, 3.22%, 03/03/06	18,045
	State of California, Municipal Securities Trust Receipts,
15,500	Series SGB-60-1, GO, VAR, LOC: Societe Generale, CIFG-TCR, 3.21%, 03/02/06	15,500
13,450	Series SGA-54, GO, VAR, AMBAC, 3.19%, 03/07/06	13,450
4,200	Series SGA-58, Rev., VAR, FGIC, 3.19%, 03/07/06	4,200
5,000	Sate of California, P-Floats-PA 594, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/04/06 (e)	5,000
13,505	State of California, Weekly Kindergarten Public University, Series A-7, GO, VAR, LOC: Citibank N.A., 3.13%, 03/06/06	13,505
4,175	West Contra Costa Unified School District, Series PT-1828, GO, FGIC, 3.22%, 03/05/06	4,175
500	Western Riverside County, Regional Wastewater Authority, Regional Wastewater Treatment, Rev., VAR, LOC: Dexia Credit Local, 2.90%, 03/01/06	500
		1,088,222
	Colorado — 2.3%
6,750	Adams County Housing Authority, Multi-Family Housing, Sempler Village Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 3.28%, 03/02/06	6,750
11,310	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VAR, LIQ: FHLMC, 3.20%, 03/07/06	11,310
7,100	Arapahoe County, Multi-Family Housing, Highline Oaks Apartments, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	7,100
2,560	City of Arvada, Colorado Water, Rev., VAR, FSA, 3.20%, 03/02/06	2,560
3,150	City of Colorado Springs, The Colorado College Rev., VAR, 3.18%, 03/07/06	3,150
	City of Colorado Springs, Utilities
690	Series PT-367, VAR, 3.23%, 03/01/06	690
1,000	Sub Lien, Series A, Rev. VAR, 3.17%, 03/03/06	1,000
	Colorado Housing & Finance Authority,
19,590	Class 1, Series A-2, Rev., VAR, 3.20%, 05/01/06	19,590
4,880	Class I, Series AA-3, Rev., VAR, 3.20%, 03/03/06	4,880

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Muncipal Bonds — Continued
	Colorado — Continued
30,000	Colorado Housing & Finance Authority, AMT, Class 1, Series A-3, Rev., VAR, 3.25%, 05/01/06	30,000
	Colorado Housing & Finance Authority, AMT, Single Family Mortgage,
33,700	Class I, Series A-2, Rev., VAR, 3.25%, 03/06/06	33,700
7,200	Class I, Series C-2 , Rev., VAR, 3.25%, 03/04/06	7,200
17,200	Class I, Series B-2, Rev., VAR, 3.25%, 3/05/06	17,200
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Rev., VAR, FNMA COLL, 3.19%, 03/07/06	1,600
2,500	Colorado Student Obligation Bond Authority, Student Loans, Senior Lien, Series A-3, Rev., VAR, AMBAC, 3.24%, 03/01/06	2,500
	Denver City & County Airport,
12,400	Series A, Rev., VAR, AMT, CIFG, 3.22%, 03/06/06	12,400
5,000	Series N-12, Regulation D, Rev., VAR, FGIC, 3.28%, 03/02/06	5,000
4,985	Series ROC-II-R-98, Rev., VAR, FSA, LIQ: Citibank N.A., 3.26%, 03/02/06	4,985
14,945	Denver City & County, Convention Center Project, Series B, Rev., VAR, 3.18%, 03/05/06	14,945
	Denver City & County, Wellington E Web Project,
5,000	Series C-3, Rev., VAR, 3.20%, 03/03/06	5,000
57,945	Series C-2, Rev., VAR, 3.19%, 03/03/06	57,945
12,500	Denver Urban Renewal Authority,Tax Increment, Tax Allocation, Series PT-999, VAR, LIQ: Merrill Lynch & Co, 3.27%, 03/01/06	12,500
10,000	Douglas County, Multi-Family Housing, Autumn Chase Project, Rev., VAR, LIQ: FHLMC, 3.20%, 03/07/06	10,000
6,090	Jefferson County School District R-001 Series ROCS-II-R-6516, GO, VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/01/06	6,090
13,250	Park Creek Metropolitan District, TOCS, Series S, Rev., VAR, LIQ: Goldman Sachs, 3.22%, 03/05/06	13,250
	State of Colorado
50,000	TRAN, 3.75%, 06/27/06	50,175
30,000	TRAN, 4.00%, 06/27/06	30,129
6,955	City of Thornton, COP, Series RR-II-R-1052, VAR, AMBAC, LIQ: Salomon Smith Barney, 3.22%, 08/04/06	6,955
		378,604
	Connecticut — 0.3%
4,945	State of Connecticut, Series PA-879-R, GO, VAR, 3.20%, 03/04/06	4,945
29,630	Connecticut State Health & Educational Facility Authority, Series 891, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/02/06	29,630
1,100	Connecticut State Health & Educational Facilities Authority, Community Renewal Team, Series A, Rev., VAR, LOC: Bank of America N.A., 3.17%, 03/07/06	1,100
10,100	Connecticut State Housing Finance Authority, AMT, Housing Mortgage Finance Program, Series B-3, Rev., VAR, AMBAC, 3.19%, 03/01/06	10,100
2,500	Connecticut State Housing Finance Authority, Housing Mortgage Finance Program, Sub Series D-3, Rev., VAR, AMBAC, 3.16%, 03/02/06	2,500
		48,275
	Delaware — 0.0% (g)
7,000	Delaware River & Bay Authority, Series B, Rev., VAR, AMBAC, 3.15%, 03/03/06	7,000
500	University of Delaware, Series B, Rev., VAR, 2.94%, 03/01/06	500
		7,500
	District of Columbia — 2.0%
79,470	Bank of New York Municipal Certificates Trust, Rev., VAR, 3.32%, 03/01/06	79,469
	District of Columbia,
27,700	Series C, GO, VAR, FGIC, 3.20%, 03/04/06	27,700
9,890	Series D, GO, VAR, FGIC, 3.20%, 03/04/06	9,890
600	Series D-1, GO, VAR, 3.17%, 03/07/06	600
1,820	District of Columbia Housing Finance Agency, Series PT-1381, Rev., VAR, FHA 221 (D) (4) HUD SECT 8, 3.22%, 03/05/06	1,820
2,400	District of Columbia, American Psychology Association, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/02/06	2,400
	District of Columbia, American University Issue,
29,605	Rev., VAR, AMBAC, 3.20%, 03/03/06	29,605
12,000	Series A, Rev., VAR, AMBAC, 3.20%, 03/06/06	12,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VAR, LOC: Bank Of New York, 3.26%, 03/03/06	7,500
23,685	District of Columbia, George Washington University, Series C, Rev., VAR, MBIA, LOC: Bank of America, 3.17%, 03/07/06	23,685

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
	District of Columbia, Multimodal,
26,810	Series A, GO, VAR, FSA, 3.20%, 03/01/06	26,810
53,035	Series B, GO, VAR, FSA, 3.20%, 03/01/06	53,035
16,570	Series D, GO, VAR, MBIA, 3.20%, 03/05/06	16,570
13,650	District of Columbia, Multimodal, American University, Rev., VAR, 3.16%, 03/02/06	13,650
2,085	District of Columbia, National Children’s Center, Inc., Rev., VAR, LOC: Bank of America, 3.19%, 03/05/06	2,085
4,200	District of Columbia, National Geographic Society, Rev., VAR, 3.16%, 03/03/06	4,200
2,400	District of Columbia, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/07/06	2,400
5,970	District of Columbia, Water & Sewer Authority, Public Utilities, Series PT-373, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.22%, 03/05/06	5,970
6,155	Eagle Tax Exempt Trust, Weekly Option Mode, District of Columbia, Water & Sewer, Series 98-5202, VAR, 3.22%, 03/02/06	6,155
5,800	Metropolitan Washington D.C. Airports Authority, TOCS, Series E, Rev., VAR, MBIA, LIQ: Goldman Sachs, 3.25%, 03/04/06	5,800
3,135	Multi-Family Housing, Trenton Park Apartments Project, Rev., VAR, LOC: Bank of America N.A., 3.34%, 03/01/06	3,135
		334,479
	Florida — 3.3%
9,345	ABN AMRO Munitops Certificate Trust,
	Series 2003-6, Rev., VAR, MBIA, 3.20%, 03/01/06	9,345
10,415	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/06/06	10,415
5,000	Broward County, Professional Sports Facility, Municipal Securities Trust Receipts, Series SGA-38, Rev., VAR, MBIA, 3.23%, 03/07/06	5,000
	City of Gulf Breeze, Local Government Loan Program,
31,145	Series B, Rev., VAR, FGIC, 3.19%, 03/05/06	31,145
29,215	Series C, Rev., VAR, 3.19%, 03/04/06	29,215
10,000	City of Jacksonville, Capital Project, Series 2002-1, Rev., VAR, FGIC, 3.18%, 03/03/06	10,000
16,900	City of JEA, District Energy Systems, Class A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.17%, 03/06/06	16,900
6,000	City of Lakeland, Energy Systems, Rev., VAR, 3.21%, 03/01/06	6,000
7,000	City of Tampa, Occupational License Tax, Series B, Rev., VAR, FGIC, 3.17%, 03/01/06	7,000
18,600	City of Tampa, Preparatory School Project, Rev., VAR, LOC: Suntrust Bank, 3.19%, 03/01/06	18,600
9,025	City of West Palm Beach, Utilities System, Rev., VAR, FGIC, 3.18%, 03/06/06	9,025
56,000	Clipper Tax-Exempt Certificate Trust Partner, Multi-State, Series 2005-6, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/02/06	56,000
6,885	Collier County, Health Facilities Authority, The Moorings, Inc. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.19%, 03/02/06	6,885
6,365	Duval County School Board, COP, VAR, FGIC, 3.22%, 03/03/06	6,365
	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners,
6,350	Series FF, Rev., VAR, FNMA, 3.20%, 03/02/06	6,350
6,310	Series L, Rev., VAR, 3.20%, 03/07/06	6,310
7,000	Florida State Board of Education, Capital Outlay, Series PT-1223, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/02/06	7,000
11,900	Florida State Board of Public Education, Public Education, Municipal Securities Trust Receipts, Series SGA-102, GO, VAR, 3.05%, 03/01/06	11,900
11,000	Florida State Department of Environmental Protection, Preservation Series 722, Rev., VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/01/06	11,000
15,000	Greater Orlando Aviation Authority, Series E, Rev., VAR, FSA, 3.25%, 03/06/06	15,000
32,560	Hillsborough County IDA, Rev., VAR, MBIA, 2.85%, 03/07/06	32,560
900	Jacksonville Health Facilities Authority, River Garden Project, Rev., VAR, LOC: First Union National Bank, 3.20%, 03/05/06	900
1,045	Lee County, Airport, Series PT-2269, Rev., VAR, FSA, 3.26%, 03/03/06	1,045
3,495	Lee County, Water & Sewer, Series RR-II-R-4021, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.22%, 03/01/06	3,495
25,000	Liberty County Gas Tax Revenue, Rev., VAR, LOC: Bank of America, 3.24%, 03/06/06	25,000
7,000	Miami-Dade County, Series SG-141, Rev., VAR, FGIC, 3.22%, 03/05/06	7,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
10,190	Miami-Dade County, Water & Sewer, Revenue Systems, Series PA-892, Rev., VAR, 3.17%, 03/07/06	10,190
2,370	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VAR, LOC: Nationsbank N.A., 3.19%, 03/02/06	2,370
	Municipal Securities Trust Certificates,
15,000	Series 2001-115, Class A , Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.05%, 03/01/06 (e)	15,000
10,225	Series 2006-251, Class A, Rev., VAR, CIFG, LIQ: Bear Stearns Capital Markets, 3.25%, 04/01/06	10,225
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc., Project, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	6,700
	North Broward Hospital District,
18,515	Series A, Rev., VAR, MBIA, 3.17%, 03/05/06	18,515
13,660	Series B, Rev., VAR, CIFG, 3.18%, 03/05/06	13,660
7,460	Orange County Housing Finance Authority, Falcon Trace Apartments, Project, Series D, Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	7,460
10,206	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VAR, LOC: Nationsbank N.A., 3.18%, 03/07/06	10,206
4,000	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VAR, 3.20%, 03/06/06	4,000
	Orlando & Orange County Expressway Authority,
18,700	Series C-1, Rev., VAR, FSA, 3.18%, 03/02/06	18,700
1,800	Series C-2, Rev., VAR, FSA, 3.18%, 03/02/06	1,800
26,825	Series C-4, Rev., VAR, FSA, 3.16%, 03/02/06	26,825
10,000	Series D, Rev., VAR, FSA, 3.18%, 03/05/06	10,000
	Orlando Utilities Commission, Water & Electric
15,000	Series A, Rev., VAR, 3.18%, 03/06/06	15,000
4,595	Series RR-II-R-1040, Rev., VAR, LIQ: Salomon Smith Barney, 3.22%, 04/01/06	4,595
5,265	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	5,265
5,150	Pinellas County Housing Finance Authority, Single Family Mortgage, Rev., VAR, 3.27%, 04/03/06	5,150
5,295	State of Florida, Series PA-511, GO, VAR, 3.22%, 03/02/06	5,295
3,900	University of North Florida Foundation, Inc., Parking System, Rev., VAR, LOC: First Union National Bank, 3.23%, 03/03/06	3,900
3,600	West Orange Healthcare District,
	Series B, Rev., VAR, LOC: Suntrust Bank Center, 3.20%, 03/03/06	3,600
		547,911
	Georgia — 3.5%
16,610	ABN AMRO Munitops Certificate Trust, Series 2000-4, Rev., VAR, FGIC, 3.21%, 03/01/06 (e)	16,610
37,485	Albany-Dougherty County Hospital Authority, Phoebe Hospital, RAN, Rev., VAR, AMBAC, 2.99%, 03/01/06	37,485
15,350	Athens-Clarke County Unified Government Development Authority, Athletic Association, Rev., VAR, 3.00%, 03/01/06	15,350
5,635	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood Rev., VAR, LOC: FHLMC, 3.24%, 03/06/06	5,635
	City of Atlanta, Airport,
7,500	Series B-3, Rev., VAR, MBIA, 3.18%, 03/03/06	7,500
20,000	Series C-1, Rev., VAR, MBIA, 3.20%, 03/03/06	20,000
4,385	Series PT-737, Rev., VAR, FGIC, 3.26%, 03/07/06	4,385
20,000	City of Atlanta, Tax Allocation, Westside Apartments Project, Series A, Rev., VAR, LOC: Wachovia Bank, 3.20%, 03/05/06	20,000
3,545	City of Atlanta Water & Wastewater, Series B, Rev., VAR, 3.20%, 03/03/06	3,545
6,000	City of Atlanta Water & Wastewater, Municipal Securities Trust Receipts, Series SGA-145, Rev., VAR, MBIA, LIQ: Societe Generale, 3.23%, 03/04/06 (e)	6,000
9,000	Augusta, Water & Sewer, Municipal Securities Trust Receipts, Series SGS-140, Rev., VAR, FSA, LIQ: Societe Generale, 3.23%, 03/07/06	9,000
9,425	Atlanta Downtown Development Authority, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.17%, 03/07/06	9,425
7,160	Clayton County Housing Authority, Multi-Family Housing, Chateau Forest Apartments, Series E, Rev., VAR, FSA, 3.24%, 03/01/06	7,160
22,891	Cobb County Development Authority, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/04/06	22,891
15,000	Cobb County Development Authority, Whitefield Academy Project, Rev., VAR, LOC: RBC Centura Bank, 3.20%, 03/07/06	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VAR, 3.20%, 03/07/06	3,400
25,000	Cobb County Kennestone Hospital Authority, Equipment Pool Project, Anticipation Certificates, Rev., VAR, 3.20%, 03/01/06	25,000
13,000	Cobb-Marietta Coliseum & Exhibit Hall Authority, Series A, Rev., VAR, MBIA, LOC: Suntrust Bank, 3.21%, 03/03/06	13,000
20,255	De Kalb County Hospital Authority, De Kalb Medical Center Project, Series B, Rev., VAR, FSA, 3.20%, 03/03/06	20,255
18,200	De Kalb County Housing Authority, Multi-Family Housing, Camden Brook Project, Rev., VAR, LIQ: FNMA, 3.21%, 03/03/06	18,200
9,250	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VAR, LIQ: FNMA, 3.22%, 03/07/06	9,250
12,345	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VAR, FNMA COLL, 3.22%, 03/01/06	12,345
10,735	De Kalb County Housing Authority,Timber Trace Apartments Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.19%, 03/03/06	10,735
10,595	Forsyth County, School District, Series PT-2750, GO, VAR, MBIA, 3.22%, 03/01/06	10,595
700	Fulton County, Development Authority, Arthritis Foundation, Inc., Project, Rev., VAR, LOC: Suntrust Bank, 3.19%, 03/01/06	700
1,530	Fulton County, Development Authority, Morehouse College Project, Rev., VAR, LOC: Wachovia Bank of Georgia, 3.20%, 03/07/06	1,530
18,540	Gainesville Redevelopment Authority, Riverside Military Project, Series PA-892, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/03/06	18,540
48,523	Georgia Municipal Association, Inc., Pooled Bond, COP, VAR, MBIA, LIQ: Bank of America N.A., 3.20%, 03/01/06	48,523
	Georgia Municipal Electric Authority,
8,445	Series PA-1187, Rev., VAR, MBIA-IBC, 3.22%, 03/02/06	8,445
9,470	Series RR-II-R-1016, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 3.22%, 03/07/06	9,470
	Georgia State Road & Tollway Authority,
21,690	Series, PT-1501, Rev., VAR, ST GTD, 3.20%, 03/04/06	21,690
4,985	Series, PT-2019, Rev., VAR, ST GTD, 3.22%, 03/02/06	4,985
5,970	Griffin-Spalding County Development Authority, IDA, Norcom, Inc., Project, Rev., VAR, LOC: LaSalle Bank N.A., 3.27%, 03/06/06	5,970
6,000	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VAR, 3.17%, 03/01/06	6,000
10,000	Gwinnett County Hospital Authority, Gwinnett Hospital Systems, Inc., Project, Anticipation Certificates, Rev., RAN, VAR, LOC: Suntrust Bank, 3.19%, 03/01/06	10,000
9,450	Gwinnett County Water & Sewer Authority, Series A, Rev., VAR, 3.17%, 03/01/06	9,450
9,225	Marietta Housing Authority, Multi-Family Housing, Winterset Apartments Project, Rev., VAR, LOC: FNMA, 3.21%, 03/06/06	9,225
18,600	Municipal Electric Authority of Georgia, Sub Series B, Rev., VAR, GO, LOC: Landesbank Hessen-Thueringen, 3.13%, 03/02/06	18,600
1,500	Municipal Electric Authority of Georgia, MEAG Project One, Sub Series D, Rev., VAR, MBIA, 3.13%, 03/03/06	1,500
3,700	Municipal Electric Authority of Georgia, Project One, Series C, Rev., VAR, FSA, 3.13%, 03/01/06	3,700
	Private Colleges & Universities Authority, Emory University,
44,305	Series B, Rev., VAR, 3.15%, 03/02/06	44,305
1,890	Series B, Rev., VAR, 3.15%, 03/03/06	1,890
7,200	Series B-2, Rev., VAR, 3.17%, 03/02/06	7,200
10,260	Private Colleges & Universities Facilities Authority, Emory University, Series B, Rev., VAR, 3.15%, 03/03/06	10,260
5,200	Tift County Hospital Authority, Anticipation Certificates, Series A, Rev., VAR, AMBAC, 3.16%, 03/01/06	5,200
		569,949
	Hawaii — 0.2%
20,825	ABN AMRO Munitops Certificate Trust Series 2004-1, Rev., VAR, FGIC, 3.23%, 03/02/06	20,825
14,282	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VAR, LOC: Union Bank of California, 3.22%, 03/02/06	14,282
		35,107

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Idaho — 0.4%
	Idaho Housing & Financing Association, Single Family Mortgage,
10,500	Series C, Class 1, Rev., VAR, 3.25%, 03/07/06	10,500
2,840	Series F-1, Class 1, Rev., VAR, 3.25%, 03/06/06	2,840
52,000	State of Idaho, GO, TAN, 4.00%, 06/30/06	52,178
		65,518
	Illinois — 4.7%
	ABN AMRO Munitops Certificate Trust,
17,150	Series 2005-4, VAR, Rev., FGIC, 3.26%, 03/03/06	17,150
6,195	Series 2005-23, VAR, Rev., FSA, 3.26%, 03/02/06	6,195
7,970	Series 2005-57, VAR, Rev., GNMA, 3.30%, 03/06/06	7,970
6,545	Series 2005-64, VAR, Rev., AMBAC, 3.30%, 03/05/06	6,545
	Chicago Board of Education,
21,960	Series B, GO, VAR, FSA, 3.18%, 03/05/06	21,960
20,000	Series E-2, GO, VAR, CIFG, 3.18%, 03/07/06	20,000
5,520	Series PT-2446, GO, VAR, MBIA, 3.22%, 03/01/06	5,520
34,950	Chicago Housing Authority, Capital Improvement Program, Floating Rate Receipts, Series L-40, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.23%, 03/06/06	34,950
2,900	Chicago Metropolitan Water Reclamation District-Greater Chicago, Series B, Rev., VAR, 3.19%, 03/01/06	2,900
2,500	Chicago O’Hare International Airport, Special Facilities, Compagnie Natle Air France, Rev., VAR, LOC: Societe Generale, 3.26%, 03/02/06	2,500
	Chicago O’Hare International Airport, ACES, General Airport Second Lien,
5,600	Series B, Rev., VAR, LOC: Bayerische Landesbank, 3.18%, 03/07/06	5,600
9,200	Series B, Rev., VAR, LOC: Societe Generale, 3.11%, 03/07/06	9,200
25,000	Chicago Park District, Corporate Purpose Tax Anticipation Warrants, Series A, Rev., 4.00%, 05/01/06	25,039
15,000	City of Aurora, Single Family Mortgages, Series 1152, Rev., VAR, LIQ: Morgan Stanley Municipal Funding , 3.25%, 03/06/06	15,000
	City of Chicago,
13,000	Series B, GO, VAR, FGIC, 3.21%, 03/06/06	13,000
19,540	City of Chicago, Midway Airport, Series SG-97, Rev., VAR, MBIA, 3.22%, 01/01/22	19,540
6,075	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev, VAR, LOC: Lasella Bank N.A., 3.28%, 03/06/06	6,075
20,000	City of Chicago, Municipal Securities Trust Receipts, Series SGA-99, Rev, VAR, LIQ: Societe Generale, INS: FGIC, 3.23%, 03/01/06	20,000
650	City of Libertyville, IDR, Libertyville Manor Project, Rev., VAR, LOC: National City Bank, 3.19%, 03/06/06	650
18,300	City of Lisle, Multi-Family Housing, Four Lakes Phase V, Rev., VAR, FNMA, 3.20%, 03/03/06	18,300
4,510	City of Mount Morris, Brethren Home Project, Rev., VAR, LOC: U.S. Bank N.A., 3.18%, 03/07/06	4,510
10,900	City of Schaumberg, Multi-Family Housing, TreeHouse II Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.18%, 03/04/06	10,900
	Cook County
4,503	Series 403, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/01/06	4,503
7,280	Series PT-1497, GO, VAR, FGIC, 3.22%, 03/03/06	7,280
5,360	Du Page County Community Unit School District No. 200 Wheaton, Series RR-II-R-4013, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.22%, 03/04/06	5,360
3,130	Eclipse Funding Trust, Solar Eclipse, Chicago, Series 2006-0003, GO, VAR, LIQ: U.S. Bank, FSA, 3.22%, 07/01/13	3,130
13,135	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VAR, LIQ: U.S. Bank, MBIA, 3.21%, 09/01/13	13,135
4,300	Galesburg, Knox College Project, Rev., VAR, LOC: LaSalle Bank, 3.28%, 03/06/06	4,300
2,205	Illinois Development Finance Authority, IDR, CFC International, Inc., Project, Rev., VAR, LOC: LaSalle National Bank, 3.28%, 03/06/06	2,205
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/07/06	4,485
1,305	Illinois Development Finance Authority, IDR, Toughy Ltd. Partnership Project, Rev., VAR, LOC: LaSalle National Bank, 3.28%, 03/06/06	1,305
6,895	Illinois Educational Facilities Authority, Series PA-896, Rev., VAR, 3.22%, 03/07/06	6,895
4,500	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VAR, LOC: LaSalle Bank N.A., 3.22%, 03/06/06	4,500

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
9,500	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VAR, 3.18%, 03/03/06	9,500
10,000	Illinois Finance Authority, Residential Rental, Rev., VAR, FHLMC, LIQ: FHLMC, 3.25%, 03/03/06	10,000
33,500	Illinois Finance Authority, University of Chicago, Series B, Rev., VAR, 3.17%, 03/01/06	33,500
3,340	Illinois Finance Authority, Vincent De Paul Project, Series A, Rev., VAR, 3.17%, 03/01/06	3,340
31,676	Illinois Educational Facilities Authority, University of Chicago, Series B, Rev., VAR, 3.17%, 03/01/06	31,676
11,600	Illinois Health Facilities Authority, Gottlieb Health Resources, Inc., Rev., VAR, LOC: Harris Trust & Savings Bank, 3.20%, 03/01/06	11,600
2,010	Illinois Health Facilities Authority, Loyola University Health System, Series B, Rev., VAR, MBIA, 3.17%, 03/06/06	2,010
13,000	Illinois Health Facilities Authority, Swedish Covenant Hospital Project, Rev., VAR, AMBAC, 3.18%, 03/02/06	13,000
1,800	Illinois Health Facilities Authority, The Carle Foundation, Series B, Rev., VAR, AMBAC, 3.20%, 03/01/06	1,800
985	Illinois Housing Development Authority, Center Apartments, 3.11%, 03/01/06	985
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VAR, 3.26%, 03/01/06	10,175
7,500	Series C-3, AMT, Rev., VAR, 3.24%, 03/01/06	7,500
9,005	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VAR, FSA, 3.22%, 03/06/06	9,005
20,370	Illinois State Toll Highway Authority, Series PT-2913, Rev., VAR, FSA, 3.22%, 03/03/06	20,370
10,215	Jackson County, Multi-Family Housing, Series 2943, Rev., VAR, 3.31%, 03/03/06	10,215
2,570	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VAR, LOC: Harris Trust & Savings Bank, 3.33%, 03/07/06	2,570
7,000	Metropolitan Pier & Exposition Authority, EAGLE, Dedicated State Tax, Series 20040030, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/01/06	7,000
	Municipal Securities Trust Certificates,
100	Series 2000-93, Class A, Rev., VAR, AMBAC, LOC: Bear Stearns Capital Markets, 3.07%, 03/01/06	100
5,500	Series 2001-9021, Class A, GO, VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.23%, 03/02/06	5,500
11,800	Series 2004-218, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.29%, 03/01/06	11,800
17,605	Series 2005-223, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Captial Market, 3.29%, 03/03/06	17,605
	Regional Transportation Authority,
54,800	Series B, Rev., VAR, 3.20%, 03/01/06	54,800
6,530	Series PT-1448, Rev., VAR, FGIC, 3.22%, 03/05/06	6,530
19,800	Series PT-818-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/02/06	19,800
	State of Illinois,
45,000	GO, Unlimited Notes, 4.50%, 03/30/06	45,050
30,000	GO, Unlimited Notes, 4.50%, 04/28/06	30,065
25,000	GO, Unlimited Notes, 4.50%, 05/30/06	25,081
13,115	Series 2003-33, GO, VAR, FGIC, LIQ: BNP Paribas, 3.22%, 03/04/06	13,115
10,000	Series B, GO, VAR, 3.23%, 03/06/06	10,000
2,075	State of Illinois, Municipal Securities Trust Receipts, Series SGA-103, GO, VAR, LIQ: Societe Generale, 3.05%, 03/01/06	2,075
3,255	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VAR, LIQ: Societe Generale, 3.22%, 03/04/06	3,255
8,600	University of Illinois, Health Services Facilities System, Series B, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.20%, 03/05/06	8,600
200	Will County ExxonMobil Project, Rev. VAR, 2.80%, 03/01/06	200
		768,424
	Indiana — 1.4%
7,660	Boone County Hospital Association, Series PT-2828, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.22%, 03/05/06	7,660
6,015	Carmel School Building Corp., Series RR-II-R-S014, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.22%, 03/02/06	6,015
6,825	Center Grove 2000 Building Corp., Series PT-2699, Rev., VAR, FGIC, 3.22%, 03/05/06	6,825

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
8,605	City of Indianapolis, Local Public Improvement Bond Bank, Series PT-1408, Rev., VAR, MBIA, 3.22%, 03/06/06	8,605
	City of Indianapolis, Local Public Improvement Bond Bank, Waterworks Project,
18,680	Series G-1, MBIA, 3.18%, 03/02/06	18,680
25,650	Series H, MBIA, 3.18%, 03/07/06	25,650
6,365	Danville Multi-School Building Corp., Series PT-1483, Rev., VAR, FSA, 3.22%, 03/01/06	6,365
5,000	DeKalb County, Economic Development, New Process Steel Project, Rev., VAR, LOC: Bank Of America N.A., 3.29%, 03/03/06	5,000
6,695	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT-2697, Rev., VAR, CIFG, 3.22%, 03/05/06	6,695
7,000	Eclipse Funding Trust, Solar Wayne, Series 2006-0015, Rev., VAR, LIQ: U.S. Bank, FGIC, 3.21%, 03/02/06	7,000
7,485	Hammond School Building Corp., Series RR-II-R-6516, Rev., GO, MBIA, LIQ: Citibank N.A., 3.22%, 03/03/06	7,485
5,055	Indiana Health Facility Financing Authority, Series PA-1069, VAR, 3.22%, 03/03/06	5,055
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
17,000	Series A-1, Rev., VAR, 2.72%, 07/03/06	17,000
11,500	Series A-2, Rev., VAR, 2.72%, 06/01/06	11,500
2,485	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/03/06	2,485
9,000	Indiana Housing & Community Development Authority, Single Family Mortgage Notes, Series D, Rev., 3.50%, 03/29/06	9,000
6,900	Indiana State Finance Authority Revenue, Ispat Inland Inc., Rev., VAR, LOC: Royal Bank of Scotland, 3.16%, 03/02/06	6,900
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
5,310	Series PT-2296, Rev., VAR, FGIC, 3.22%, 03/01/06	5,310
900	Series SGA-113, Rev., VAR, LIQ: Societe Generale, 3.05%, 03/01/06	900
18,600	Series SGA-151, Class A, LIQ: Societe Generale, 3.23%, 03/02/06	18,600
5,530	Merrillville Multi School Building Corp,
	Series PT-2841, Rev., VAR, FGIC, 3.22%, 03/03/06	5,530
7,200	Monroe County Hospital Authority, Rev., VAR, MBIA, 3.18%, 03/04/06	7,200
5,400	Mount Vernon Industrial Pollution Control, General Electric Co. Project, Rev., VAR, 2.96%, 03/01/06	5,400
22,000	Purdue University, Student Fee, Series V, Rev., VAR, 3.17%, 03/01/06	22,000
7,900	St. Joseph County, Educational Facilities, University of Notre Dame, Rev., VAR, LIQ: Bank of America, 3.08%, 03/05/06	7,900
6,090	Tell City-Troy Township Elementary School Building Corp., Series PT 2825, Rev., VAR, FSA, 3.22%, 03/03/06	6,090
		236,850
	Iowa — 0.6%
3,330	City of Des Moines, Series PT-2268, GO, VAR, AMBAC, 3.22%, 06/01/24	3,330
	Iowa Finance Authority, Healthcare Facilities,
17,100	Series A-1, Rev., VAR, FGIC, 3.17%, 02/15/35	17,100
24,100	Series A-2, Rev., VAR, FGIC, 3.17%, 02/15/35	24,100
19,730	Series B-3, Rev., VAR, AMBAC, 3.16%, 02/15/35	19,730
3,200	Iowa Finance Authority, Health System, Series B, Rev., VAR, AMBAC, 3.20%, 01/01/28	3,200
	Iowa Finance Authority, Single Family Mortgage
8,410	Series D, Rev., VAR, GNMA, 3.23%, 07/01/34	8,410
5,900	Series F, Rev., VAR, LOC: Wells Fargo Bank N.A, GNMA, 3.25%, 01/01/33	5,900
20,000	State of Iowa, Tax & Revenue Antic Notes, 4.50%, 06/30/06	20,084
		101,854
	Kansas — 0.6%
24,470	City of Olathe, Series A, GO, Unlimited Notes, 4.00%, 06/01/06	24,518
9,780	City of Overland Park, Floating Rate Receipts, Series SG-155, VAR, 3.22%, 03/04/06	9,780
26,370	City of Wichita, Series 215, GO, Unlimited Notes, 4.50%, 08/10/06	26,522
	Kansas State Department of Transportation, Highway,
27,500	Series C-2, Rev., VAR, 3.19%, 03/07/06	27,500
5,200	Series C-4, Rev., VAR, 3.15%, 03/04/06	5,200
		93,520
	Kentucky — 0.5%
13,460	Clipper Tax-Exempt Trust,
	Series 2005-35, Rev., VAR, 3.27%, 03/02/06	13,460

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
14,795	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VAR, LOC: U.S. Bank N.A., 3.24%, 03/01/06	14,795
35,000	Kentucky Asset Liability Commission, Series A, Rev., TRAN, 4.00%, 06/28/06	35,148
8,300	Kentucky Asset Liability Commission, Project Notes, Second Series A-2, 3.15%, 05/01/06	8,300
2,040	Kentucky Development Finance Authority, Pooled Loan Program, Series A, Rev., VAR, FGIC, LOC: Helaba, 3.20%, 03/02/06	2,040
15,000	Louisville & Jefferson County, Metropolitan Sewer District, Sewer & Drain Systems, Series SG-132, Rev., VAR, FGIC, 3.22%, 03/06/06 (e)	15,000
		88,743
	Louisiana — 0.4%
12,000	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VAR, AMBAC, 3.22%, 03/05/06	12,000
1,285	Iberia Parish, IDB, IDR, Cuming Insulation Corp. Project, Rev., VAR, LOC: Regions Bank, 3.32%, 03/02/06	1,285
2,270	Louisiana Housing Finance Agency, Mortgage, Series PT-1340, Rev., VAR, 3.26%, 03/01/06	2,270
8,365	Louisiana Local Government, Environmental Facilities & Community Development, Series A, Rev., VAR, LOC: Regions Bank, 3.20%, 03/05/06	8,365
5,345	Louisiana Public Facilities Authority, Pennington Medical Foundation Project, Rev., VAR, FNMA AGMT, LOC: BNP Paribas, 3.22%, 03/07/06	5,345
	Louisiana State University & Agricultural & Mechanical College, Auxiliary,
20,450	Rev., VAR, FGIC, 3.17%, 03/06/06	20,450
7,645	Series B, Rev., VAR, AMBAC, 3.19%, 03/03/06	7,645
4,950	South Louisiana Port Commission, Marine Terminal Facilities, Occidental Petroleum, Rev., VAR, LOC: Bayerische Landesbank, 3.22%, 03/07/06	4,950
		62,310
	Maine — 0.7%
9,500	Maine Finance Authority, Jackson Lab Issue, Series 2002, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/06/06	9,500
6,885	Maine Health & Higher Educational Facilities Authority, Series B, Rev., VAR, AMBAC, 3.19%, 03/01/06	6,885
	Maine State Housing Authority, Mortgage
10,000	Series C-3, Rev., VAR, AMT, 3.25%, 03/05/06	10,000
7,500	Series D-3, Rev., VAR, AMT, 3.22%, 03/05/06	7,500
20,000	Series D-3, Rev., VAR, AMT, 3.22%, 03/07/06	20,000
24,265	Series E-2, Rev., VAR, AMBAC, 3.25%, 03/04/06	24,265
17,300	Series G, Rev., VAR, AMT, 3.22%, 5/15/06	17,300
21,000	State of Maine, TAN, GO, 4.00%, 06/30/06	21,088
		116,538
	Maryland — 1.3%
23,825	Baltimore IDA, IDR, Baltimore Capital Acquisition, Rev., VAR, LOC: Bayerische Landesbank, 3.20%, 03/01/06	23,825
3,135	Community Development Administration, Multi-Family Development, Avalon Lea Apartment Project, Rev., VAR, FNMA, 3.17%, 03/06/06	3,135
3,750	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Waters Tower Series G, Rev., VAR, LOC: Bank of America N.A., 3.22%, 03/07/06	3,750
	Maryland Community Development Administration, Department of Housing & Community Development, Residential
14,900	Series C, Rev., VAR, AMT, 3.18%, 03/02/06	14,900
12,400	Series C, Rev., VAR, AMT, 3.22%, 03/01/06	12,400
20,000	Series I, Rev., VAR, AMT, 3.23%, 03/07/06	20,000
15,000	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Series G, Rev., 3.20%, 11/24/06	15,000
3,000	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	3,000
16,585	Maryland Health & Higher Educational Facilities Authority, Series D, Rev., VAR, LOC: Bank of America, 3.18%, 03/03/06	16,585
3,310	Maryland State Economic Development Corp. Series L9-J, Rev., VAR, FSA, 3.28%, 03/06/06	3,310
13,510	Maryland State Economic Development Corp, U.S. Pharmacopeial Project, Series B, Rev., VAR, AMBAC, 3.05%, 03/01/06	13,510
5,215	Maryland State, Health & Higher Educational Facilities Authority, Series 825, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/03/06	5,215

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
1,950	Maryland State Health & Higher Educational Facilities Authority, Loyola College Issue, Series B, Rev., VAR, MBIA, 3.17%, 03/05/06	1,950
9,000	Maryland State Health & Higher Educational Facilities Authority, Municipal Securities Trust Receipts, Series SGA-143, Rev., VAR, LIQ: Societe Generale, 3.23%, 03/01/06	9,000
5,950	Maryland State Stadium Authority, Sports Facilities Lease, Rev., VAR, LIQ: Bank of America N.A., 3.24%, 03/01/06	5,950
23,900	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/Washington Airport, Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.15%, 03/03/06	23,900
6,400	Montgomery County Housing Opportunities Commission, Multi-Family Housing, Falklands Series B, Rev., VAR, FNMA, 3.05%, 03/01/06	6,400
5,100	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VAR, LIQ: FNMA, 3.18%, 03/06/06	5,100
795	Northeast Waste Disposal Authority, Resource Recovery, Harford County Resources, Rev., VAR, AMBAC, 3.11%,03/01/06	795
	Washington Suburban Sanitation District
5,700	Series A, BAN, GO, VAR, 3.10%, 03/02/06	5,700
8,100	Series A, BAN, GO, VAR, 3.10%, 03/06/06	8,100
5,100	Washington Suburban Sanitation District, Multi-Modal, Series A, BAN, GO, VAR, 3.10%, 03/07/06	5,100
		206,625
	Massachusetts — 2.1%
6,030	Canton Housing Authority, Multi-FamilyHousing, Canton Arboretum Apartments, Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	6,030
13,500	City of Barnstable, BAN, 3.75%, 06/16/06	13,542
7,410	Clipper Tax-Exempt Trust, COP, Series 2001-4, VAR, LIQ: State Street Bank & Trust Co, 2.82%, 07/01/06	7,410
	Commonwealth of Massachusetts
11,235	Series A, GO, VAR, 3.19%, 02/01/28	11,235
5,600	Series B, GO, VAR, 3.18%, 09/01/16	5,600
9,995	Series PA-800 LIQ: Merrill Lynch Capital Services, 3.20%, 02/01/15	9,995
7,830	Series PT-1576, GO, VAR, MBIA, 3.20%, 11/01/20	7,830
115	Series PT-2008, GO, VAR, AMBAC, 3.20%, 10/01/19	115
21,070	Series PT-2618, GO, VAR, FSA, LIQ: Merrill Lynch Lynch Capital Services, 3.20%, 03/01/18	21,070
3,750	Commonwealth of Massachusetts, EAGLE Series 20040004, Class A, GO, VAR, 3.22%, 08/01/28	3,750
33,170	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, P-7U, VAR, Regulation D, Lehman-Liquidity Co., 3.23%, 03/05/06	33,170
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Special Assessment Series SGA-123, VAR, LIQ: Societe Generale, 3.23%, 03/06/06	5,750
5,030	Massachusetts Bay Transportation Authority, EAGLE, Series 2004-0031, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/04/06	5,030
10,000	Massachusetts Development Finance Agency Brimmer & May School, Rev., VAR, LOC: Soveriegn Bank FSB, 3.18%, 03/02/06	10,000
	Massachusetts Development Finance Agency, Clark University,
12,995	Series A, Rev., VAR, AMBAC, 3.16%, 03/05/06	12,995
14,395	Series B, Rev., VAR, AMBAC, 3.16%, 03/06/06	14,395
6,800	Rev., VAR, MBIA, 3.16%, 03/03/06	6,800
6,000	Massachusetts Development Finance Agency, New England, Inc., Rev., VAR, LOC: Keybank N.A., 3.23%, 03/02/06	6,000
4,390	Massachusetts Development Financing Agency, The Bridge Issue, Rev., VAR, LOC: Bank of America N.A., 3.17%, 03/04/06	4,390
17,465	Massachusetts Health & Educational Facilities Authority, Series WW, Merlots, VAR, 3.22%, 03/06/06	17,465
47,350	Massachusetts Health & Educational Facilities Authority, Capital Assets Program, Series E, Rev., VAR, LOC: Bank of America N.A., 2.95%, 03/01/06	47,350
	Massachusetts Health & Educational Facilities Authority, Partners Healthcare
5,500	Series D-4, Rev., VAR, 3.17%, 03/07/06	5,500
8,800	Series D-6, Rev., VAR, 3.02%, 03/01/06	8,800
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VAR, LOC: Dexia Credit Local, 3.15%, 03/06/06	2,200
	Massachusetts Housing Finance Agency,
4,000	Series F, Rev., VAR, FSA, 3.16%, 03/04/06	4,000
20,995	Series G, Rev., VAR, 3.16%, 03/04/06	20,995

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
5,705	Massachusetts Housing Finance Agency, Single Family, Rev., VAR, FSA, 3.19%, 03/06/06	5,705
10,025	Massachusetts State Industrial Finance Agency, Whitehead Institute for Biomedical Research, Rev., VAR, 3.15%, 03/03/06	10,025
2,506	Massachusetts State Turnpike Authority, Series 334, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/06/06	2,506
	Massachusetts State Water Resources Authority, Multi-Modal,
4,900	Series B, Rev., VAR, AMBAC, 3.19%, 03/07/06	4,900
9,550	Sub Series B, Rev., VAR, FGIC, 3.19%, 03/07/06	9,550
6,675	Sub Series C, Rev., VAR, FGIC, 3.19%, 03/07/06	6,675
1,000	Sub Series D, Rev., VAR, LOC: Landesbank Baden-Wurttm, 2.97%, 03/01/06	1,000
11,480	Route 3 North Transit Improvement Association, Series B, Rev., VAR, AMBIAC, 3.18%, 03/04/06	11,480
		343,258
	Michigan — 2.8%
	ABN AMRO Munitops Certificate Trust,
30,795	Series 2000-16, GO, VAR, FGIC, 3.20%, 03/07/06	30,795
5,000	Series 2002-29, GO, VAR, INS: FGIC Q-SBLF, 3.20%, 03/02/06	5,000
15,050	Series 2005-12, Rev., VAR, GNMA COLL, 3.30%, 03/02/06	15,050
17,000	City of Detroit, Sewer Disposal, Second Lien Series E, Rev., VAR, INS: FGIC-SPI, 3.00%, 10/03/06	17,000
1,945	City of Detroit, Sewer Disposal, Senior Lien, Series C-1, Rev., VAR, FSA, 3.20%, 03/02/06	1,945
2,600	City of Grand Rapids, Water Supply, Rev., VAR, FGIC, LOC: Societe Generale, 3.17%, 03/02/06	2,600
2,950	Detroit City School District, Merlots, Series B-01, GO, VAR, INS: FGIC Q-SBLF, 3.23%, 03/04/06	2,950
6,700	Detroit City School District, STARS, Series 2003-28, GO, VAR, INS: FGIC Q-SBLF, LIQ: BNP Paribas, 3.21%, 03/04/06	6,700
5,290	East Lansing School District, Series ROCS-RR-II-R-2188, GO, VAR, MBIA, Q-SBLF, LIQ: Citigroup Global Markets, 3.22%, 03/05/06	5,290
7,450	East Lansing School District, Municipal Securities Trust Receipts, Series SGA-114, GO, VAR, LIQ: Societe Generale, 3.23%, 03/01/06	7,450
10,000	Eclipse Funding Trust, Series 2006-0001, Solar Eclipse Detroit, GO, VAR, LIQ: U.S. Bank N.A. 3.21%, 05/01/06	10,000
20,825	Holt Public Schools, GO, VAR, LIQ: Landesbank Hessen-Thueringen, 3.18%, 03/03/06	20,825
12,300	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VAR, LIQ: Landesbank Hessen-Thueringen, 3.18%, 03/02/06	12,300
6,925	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Salomon Smith Barney, 3.22%, 03/07/06	6,925
	Michigan State Hospital Finance Authority
8,970	Series PA-919, Rev., VAR, 3.21%, 03/02/06	8,970
7,495	Series PT-668, Rev., VAR, MBIA, 3.21%, 03/03/06	7,495
10,000	Michigan State Hospital Finance Authority, Ascension, Series B-1, Rev., VAR, 3.15%, 03/01/06	10,000
8,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev., VAR, 3.18%, 03/02/06	8,000
	Michigan State Hospital Finance Authority, Trinity Health Credit
18,200	Series E, Rev., VAR, 3.02%, 03/01/06	18,200
3,200	Series G, Rev., VAR, CIFG, 3.02%, 03/01/06	3,200
6,350	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club Series A, Rev., VAR, LIQ: FNMA, 3.16%, 03/03/06	6,350
3,065	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, LOC: Bank of New York, 3.20%, 03/02/06	3,065
	Michigan State University
5,955	Series A, Rev., VAR, 2.97%, 03/01/06	5,955
25,520	Series A, Rev., VAR, 3.17%, 03/03/06	25,520
3,100	Series A, Rev., VAR, 3.17%, 03/06/06	3,100
2,800	Series B, Rev., VAR, 3.17%, 03/03/06	2,800
28,285	Milan Area Schools, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.18%, 03/07/06	28,285
11,800	Oakland University, Rev., VAR, FGIC, 3.20%, 03/07/06	11,800
25,955	Saline Area Schools, GO, VAR, LIQ: Helaba, 3.18%, 03/03/06	25,955
	State of Michigan
25,000	Series A, GO, 4.50%, 09/29/06	25,175
15,435	Series D, Rev., GAN, VAR, FSA, 3.18%, 03/01/06	15,435

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
4,395	Series PT-2021, GO, VAR, 3.21%, 03/04/06	4,395
70,220	State of Michigan, Floating Rate Trust Receipts Series P-5, GO, VAR, Regulation D, LIQ: Lehman Liquidity Co., 3.26%, 09/29/06	70,220
1,395	University of Michigan, Rev., VAR, 3.15%, 03/06/06	1,395
1,525	University of Michigan, Medical Services Plan Series A-1, Rev., VAR, 2.95%, 03/01/06	1,525
1,500	Series A, Rev., VAR, 3.16%, 03/03/06	1,500
3,200	University of Michigan, Hospital, Series A, Rev., VAR, 2.95%, 03/01/06	3,200
12,145	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VAR, INS: FSA, 3.18%, 03/03/06	12,145
11,075	Wayne Charter County, Floating Rate Receipts, Series SG-122, Rev., VAR, LIQ: Societe Generale, 3.21%, 03/07/06	11,075
		459,590
	Minnesota — 0.5%
	Minneapolis & St. Paul Metropolitan Airports Commission, Municipal Securities Trust Receipts,
8,710	Series SG-136, Rev., VAR, FGIC, 3.22%, 03/06/06	8,710
9,000	Series SGA-127, Rev., VAR, FGIC, LIQ: Societe Generale, 3.23%, 03/06/06	9,000
19,520	City of Minneapolis, Fairview Healthcare Services, Series C, Rev., VAR, MBIA, 3.17%, 03/07/06	19,520
9,215	Minnesota Housing Finance Agency, AMT, Residential Housing, Series N, 3.30%, 12/04/06	9,215
	Minnesota Housing Finance Agency, Residential Housing, AMT,
5,000	Series B, Rev., VAR, GO, 3.25%, 03/02/06	5,000
5,520	Series J, Rev., VAR, GO, 3.25%, 03/02/06	5,520
11,885	Minnesota Housing Finance Agency, AMT, Residential Housing, Series C, Rev., VAR, 3.25%, 03/03/06	11,885
4,995	Minnesota Public Facilities Authority, PCR, Water, Series RR-II-R-31, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/03/06	4,995
3,815	City of St. Louis Park, Catholic Finance Corp., Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/06/06	3,815
7,995	Washington County Housing & Redevelopment Authority, Multi-Family Housing, Series PT-702, Rev., LIQ: Federal Home Loan Mortgage Corp., 3.26%, 03/04/06	7,995
		85,655
	Mississippi — 0.5%
	Jackson County, PCR, Chevron USA Inc. Project,
6,900	Rev., VAR, 2.97%, 03/01/06	6,900
20,300	Rev., VAR, 3.00%, 03/01/06	20,300
60,076	Mississippi Development Bank Special Obligation, Series PT-1494, Rev., VAR, FSA, 3.15%, 03/01/06	60,076
2,200	State of Mississippi Series RR-II-R-1043, GO, VAR, FGIC, LIQ: Salomon Smith Barney, 3.22%, 03/02/06	2,200
		89,476
	Missouri — 0.5%
	Bi-State Development Agency, Metropolitan District,
11,155	Series PT-1593, Rev., VAR, FSA, 3.22%, 03/07/06	11,155
14,310	Series SG-175, Rev., VAR, FSA, 3.22%, 03/03/06	14,310
11,125	City of O’Fallon, COP, Series PT-1396, VAR, MBIA, 3.22%, 03/01/06	11,125
2,750	Kansas City, IDA, IDR, Livers Bronze Co. Project, Rev., VAR, LOC: Bank of America N.A., 3.26%, 03/01/06	2,750
	Missouri Higher Education Loan Authority, Student Loan,
3,000	Series B, Rev., VAR, LOC: Bank of America N.A., 3.25%, 03/01/06	3,000
1,600	Series B, Rev., VAR, MBIA, 3.24%, 03/05/06	1,600
1,350	Missouri Housing Development Commission, Series PT-1286, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.26%, 03/04/06	1,350
6,100	Missouri Housing Development Commission, Single Family Mortgage, Series L-5J, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.28%, 03/06/06	6,100
14,000	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/03/06	14,000
2,500	Missouri State Health & Educational Facilities Authority, EAGLE, Series 2002-6026, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/03/06	2,500
4,400	Missouri State Health & Educational Facilities Authority, SSM Healthcare Services, Series C-3, Rev., VAR, 3.19%, 03/06/06	4,400
18,300	Missouri State Highways & Transit Commission, Series B-4, Rev., VAR, 3.08%, 03/06/06	18,300

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Missouri — Continued
25	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.29%, 03/04/06	25
		90,615
	Nebraska — 0.4%
10,543	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 3.15%, 03/03/06	10,543
49,200	American Public Energy Agency, Gas Supply, Series A, Rev., VAR, 3.15%, 03/02/06	49,200
3,285	NEBHELP, Inc., Multi-Modal, Series A-11, Rev., VAR, MBIA, 3.25%, 03/06/06	3,285
	Nebraska Investment Finance Authority, Single Family Housing,
5,320	Series E, Rev., VAR, 3.25%, 03/04/06	5,320
4,415	Series N-7, Regulation D, Rev., VAR, 3.28%, 03/04/06	4,415
		72,763
	Nevada — 1.0%
14,460	Clark County, Airport, Sublien, Series C, Rev., VAR, 3.18%, 03/07/06	14,460
	Clark County School District,
10,880	Series PT-2556, GO, VAR, FGIC, 3.22%, 03/02/06	10,880
11,555	Series PT-2566, GO, VAR, FGIC, 3.22%, 03/02/06	11,555
5,910	Series PT-2406, GO, VAR, MBIA, 3.22%, 03/01/06	5,910
16,680	Clipper Tax-Exempt Certificate Trust, Series 2005-37, Rev., VAR, 3.22%, 03/02/06	16,680
18,745	Las Vegas Valley Water District, Merlots, Series B-10, GO, MBIA, 3.23%, 03/05/06	18,745
	Nevada Housing Division, Multi-Unit Housing,
6,750	Series A, Rev., VAR, LIQ: FNMA, 3.22%, 03/04/06	6,750
3,295	Series M, Rev., VAR, LOC: East West Bank, 3.22%, 03/06/06	3,295
13,900	Nevada Housing Division, Multi-Unit Housing, Series A, Rev., VAR, LOC: Wachovia Bank, 3.22%, 03/01/06	13,900
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VAR, LOC: Heller Financial, Inc., 3.65%, 03/06/06 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VAR, LOC: Heller Financial, Inc., 3.65%, 03/06/06	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VAR, LIQ: FNMA, 3.22%, 03/03/06	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VAR, LOC: East West Bank, 3.22%, 03/02/06	4,750
5,520	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VAR, LOC: East West Bank, 3.22%, 03/02/06	5,520
5,385	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VAR, LOC: Citibank N.A., 3.22%, 03/06/06	5,385
	State of Nevada
4,800	Series PT-403, GO, VAR, 3.22%, 05/15/13	4,800
8,890	Series ROCS-RR-II-R-4054, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.22%, 03/05/06	8,890
5,800	Truckee Meadows Water Authority, Municipal Securities Trust Receipts, Series SGA-137, Rev., VAR, FSA, LIQ: Societe Generale, 3.05%, 03/01/06	5,800
		158,050
	New Hamsphire — 0.7%
5,885	New Hampshire Health & Education Facilities Authority, Riverbend, Rev., VAR, LOC: Banknorth N.A., 3.21%, 03/06/06	5,885
66,710	New Hampshire Health & Education Facilities Authority, University System, Series B, Rev., VAR, XCLA, 3.17%, 03/02/06	66,710
	New Hampshire Higher Educational & Health Facilities Authority,
4,002	Series 772, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/07/06	4,002
9,600	Series 866, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/05/06	9,600
	New Hampshire Higher Educational & Health Facilities Authority, VHA New England, Inc.,
6,300	Series C, Rev., VAR, AMBAC, 3.22%, 03/06/06	6,300
7,250	Series D, Rev., VAR, AMBAC, 3.22%, 03/01/06	7,250
7,200	Series F, Rev., VAR, AMBAC, 3.22%, 03/06/06	7,200
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, Board Partnership Project, Rev., VAR, FNMA AGMT, 3.20%, 03/04/06	5,200
1,990	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VAR, LOC: Bank of America N.A., 3.30%, 03/01/06	1,990
		114,137

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — 3.2%
	Bergen County Improvement Authority, Special Purpose Limited Obligation
16,770	Series B, LOC: Wachovia Bank, N.A., VAR, 3.21%, 03/07/06	16,770
23,985	Series C, LOC: Wachovia Bank, N.A., VAR, 3.21%, 03/07/06	23,985
5,765	Burlington County Bridge Commissioner, Community Pooled Loan, Series PT-1546, Rev., VAR, AMT, 3.21%, 03/07/06	5,765
6,675	Hudson County Improvement Authority, Essential Purpose Pooled Loan, Rev., VAR, LOC: Bank of New York, 3.12%, 03/03/06	6,675
7,900	Mercer County Improvement Authority, Atlantic Foundation & Johnson, Rev., VAR, MBIA, 3.13%, 03/06/06	7,900
11,600	Municipal Securities Trust Certificates, Series 2001-175, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.22%, 03/07/06	11,600
	New Jersey EDA, Merlot
4,995	Series A, GO, VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/04/06	4,995
14,495	Series B-14, Rev., VAR, AMBAC, 3.22%, 03/07/06	14,495
4,985	Series PA-828, Rev., VAR, AMBAC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	4,985
19,495	Series PT-2805, Rev., VAR, AMBAC, FGIC, LIQ: Dexia Credit Local, 3.21%, 03/02/06	19,495
3,000	New Jersey EDA, Foreign Trade Zone Project, Rev., VAR, LOC: Bank of New York, 3.01%, 03/01/06	3,000
6,000	New Jersey EDA, Kenwood USA Corp. Project, Rev., VAR, LOC: Bank of New York, 3.23%, 03/04/06	6,000
10,215	New Jersey EDA, Senior Care, Bayshore Health, Rev., VAR, LOC: Krediet Bank N.V., 3.12%, 03/03/06	10,215
25,015	New Jersey Environmental Infrastructure Trust, Golf Holdings LLC Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.21%, 03/07/06	25,015
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VAR, LOC: Bank of America N.A., 3.08%, 03/06/06	1,500
3,300	New Jersey Sports & Exposition Authority, State Contract, Series C, Rev., VAR, MBIA, 3.12%, 03/06/06	3,300
	New Jersey State Educational Facilities Authority,
5,470	Series PT-1597, Rev., VAR, 3.21%, 03/04/06	5,470
5,240	Series PT-1599, Rev., VAR, 3.21%, 03/04/06	5,240
10,170	Series SG-148, Rev., VAR, LIQ: Societe Generale, 3.21%, 03/05/06	10,170
30,800	New Jersey State Housing & Mortgage Finance Agency, Series PT-897, Rev., VAR, FHA, 2.80%, 03/04/06	30,800
	New Jersey State Turnpike Authority
18,225	Series C-2, Rev., VAR, FSA, 3.16%, 03/03/06	18,225
25,910	Series ROCS-RR-II-R-399, Rev., VAR, FSA, LIQ: Citibank N.A., FSA, 3.22%, 03/05/06	25,910
	New Jersey Transportation Trust Fund Authority,
8,532	Series 941-D, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/01/06	8,531
10,000	Series PT 2491, Rev., FGIC, 3.21%, 03/01/06	10,000
5,200	New Jersey Transportation Trust Fund Authority, Salem County Improvement Authority, Friends Home Woodstown, Inc., Rev., VAR, LOC: Bank of America N.A., 3.17%, 03/06/06	5,200
16,945	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Transportation Systems, Series ROCS-RR-II-7012, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/03/06	16,945
	State of New Jersey,
97,750	TRAN, Series A, Rev., VAR, 4.00%, 06/23/06	98,087
125,000	Rev., VAR, 4.50%, 06/23/06	125,513
		525,786
	New Mexico — 0.3%
18,850	Bernalillo County, TRAN, 4.00%, 06/30/06	18,933
12,941	City of Albuquerque, Airport, Sub Lien, Rev., VAR, AMBAC, 3.17%, 03/01/06	12,941
3,200	Chaves County, IDR, Friona Industries LP, Series A, Rev., VAR, LOC: Bank of America N.A., 3.29%, 03/03/06	3,200
6,420	New Mexico Finance Authority Series RR-II-R-2118, Rev., VAR, AMBAC, LIQ: Citigroup Global Markets, 3.22%, 03/01/06	6,420
	New Mexico Mortgage Finance Authority,
2,875	Series PT-1308, Rev., VAR, GNMA/FNMA/FHLMC, 3.26%, 03/03/06	2,875
3,030	Series PT-1378, Rev., VAR, GNMA/FNMA/FHLMC, 3.26%, 03/05/06	3,030
		47,399

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — 13.8%
24,795	ABN AMRO Munitops Certificate Trust Series 2002-19, Rev., VAR, MBIA-IBC, 3.21%, 03/02/06 (m)	24,795
	Bank of New York Municipal Certificates Trust,
23,170	Rev., VAR, 3.31%, 03/04/06	23,170
9,105	Rev., VAR, 3.31%, 03/05/06	9,105
10,745	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-2028, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.30%, 05/15/06	10,745
2,200	Jay Street Development Corp, Series A-4, Rev., VAR, LOC: Depfa Bank plc, 2.93%, 03/01/06	2,200
	Long Island Power Authority, Electric Systems,
900	Series D, Rev., VAR, FSA, 3.17%, 03/06/06	900
8,700	Series PA-1051, Rev., VAR, FSA, 3.21%, 03/05/06	8,700
9,995	Series PA-513-R, Rev., VAR, FSA, 3.21%, 03/07/06	9,995
2,300	Series PA-522, Rev., VAR, FSA, 3.21%, 03/07/06	2,300
4,800	Series PT-386, Rev., VAR, 3.21%, 03/03/06	4,800
	Metropolitan Transportation Authority,
20,800	Series 848-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/04/06	20,800
15,005	Series 20040041, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/06/06	15,005
48,615	Sub Series A-1, GO, VAR, CIFG, 3.13%, 03/06/06	48,615
24,140	Sub Series A-3, GO, VAR, XLCA, 3.13%, 3/06/06	24,140
11,985	Series B-16, Rev., VAR, 3.22%, 03/06/06	11,985
16,900	Series D-2, Rev., VAR, FSA, 3.13%, 03/06/06	16,900
17,300	Sub Series E-1, Rev., VAR, LOC: Fortis Bank S.A., 3.14%, 03/02/06	17,300
1,000	Sub Series G-2, Rev., VAR, LOC: BNP Paribas, 2.91%, 03/01/06	1,000
6,700	Series PA-1042R, Rev., VAR, MBIA, 3.21%, 03/01/06	6,700
23,680	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VAR, FSA, 3.12%, 03/07/06	23,680
1,520	Monroe County Airport Authority Series PA-585, Rev., VAR, MBIA, 3.23%, 03/04/06	1,520
	Municipal Securities Trust Certificates,
1,300	Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.02%, 03/01/06 (e)	1,300
7,555	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.20%, 03/02/06 (e)	7,555
8,600	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.20%, 03/01/06 (e)	8,600
12,700	Series 2002-210, Class A, Rev., VAR, GO, LIQ: Bear Stearns Capital Markets, 3.20%, 03/03/06	12,700
16,725	Nassau County, TAN, Series A, GO Unlimited Notes, 4.50%, 10/31/06	16,867
6,800	Nassau Health Care Corp. Sub Series 2004-C3, Rev., VAR, FSA, 3.17%, 03/06/06	6,800
	New York City,
1,600	Sub Series B-5, GO, VAR, MBIA, 2.92%, 03/01/06	1,600
32,800	Sub Series C-3, GO, VAR, LOC: BNP Paribas, 3.12%, 03/06/06	32,800
30,000	Sub Series E-4, GO, VAR, LOC: Bank of America N.A., 3.17%, 03/02/06	30,000
11,585	Series PT-2759, Rev., FGIC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/05/06	11,585
14,850	Series 2003-0016, Class A, GO, VAR, MBIA-IBC, LIQ: Citibank N.A. 3.22%, 03/03/06	14,850
14,995	Series ROCS-RR-II-R-389, GO, VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/07/06	14,995
10,300	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.16%, 03/04/06	10,300
4,995	Series PA- 878, GO, VAR, MBIA-IBC, 3.21%, 03/01/06	4,995
9,200	Sub Series A-2, GO, VAR, LOC: Bank of America N.A., 3.14%, 03/03/06	9,200
12,100	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 3.16%, 03/03/06	12,100
2,400	Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 2.98%, 03/01/06	2,400
300	Sub Series A-5, GO, VAR, LOC: KBC Bank N.V., 2.92%, 03/01/06	300
5,100	Sub Series A-6, GO, VAR, LOC: Helaba, 3.16%, 03/01/06	5,100
7,300	Sub Series A-6, GO, VAR, FSA, 2.98%, 03/01/06	7,300
1,300	Sub Series B-4, GO, VAR, MBIA, 2.92%, 03/01/06	1,300
5,600	Sub Series B-5, GO, VAR, MBIA, 2.92%, 03/01/06	5,600
8,900	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.16%, 03/06/06	8,900
8,675	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.14%, 03/06/06	8,675
17,000	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.15%, 03/06/06	17,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
20,815	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 3.14%, 03/06/06	20,815
5,600	Sub Series H-1, GO, VAR, LOC: Bank of New York, 2.98%, 03/01/06	5,600
200	Sub Series H-2, GO, VAR, MBIA, 2.92%, 03/01/06	200
14,600	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.15%, 03/02/06	14,600
100	Sub Series H-3, GO, VAR, FSA, 2.93%, 03/01/06	100
4,000	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.12%, 03/02/06	4,000
350	Sub Series H-3, GO, VAR, FSA, 2.93%, 03/01/06	350
1,700	Sub Series H-3, GO, VAR, FSA, 2.93%, 03/01/06	1,700
3,600	Sub Series H-4, GO, VAR, LOC: Bank of New York, 2.93%, 03/01/06	3,600
10,000	Sub Series H-5, GO, VAR, 3.16%, 03/02/06	10,000
1,700	Sub Series H-6, GO, VAR, MBIA, 3.13%, 03/05/06	1,700
1,500	Sub Series H-7, GO, VAR, LOC: KBC Bank N.V., 2.93%, 03/01/34	1,500
2,800	New York City Housing Development Corp., 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank, plc., 3.20%, 03/07/06	2,800
6,000	New York City Housing Development Corp., 155 W 21st Street, Series A , Rev., VAR, AMT, LOC: Bank of New York, 3.23%, 03/01/06	6,000
9,250	New York City Housing Development Corp., Chelsea Arms Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.21%, 03/04/06	9,250
11,300	New York City Housing Development Corp, Grace Towers Development, Series A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/01/06	11,300
12,800	New York City Housing Development Corp., Mortgage La Casa De Sol, Series VA, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/03/06	12,800
19,600	New York City Housing Development Corp., Mortgage Urban Horizons, Series II-A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/07/06	19,600
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, 3.16%, 03/06/06	3,070
10,900	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, 3.21%, 03/04/06	10,900
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VAR, 3.20%, 03/07/06	15,000
20,000	New York City IDA, Liberty Facilities, Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.18%, 03/06/06	20,000
400	New York City IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LOC: Societe Generale, 3.20%, 03/03/06	400
10,700	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/07/06	10,700
	New York City Municipal Water Finance Authority,
21,495	Series 720050041, Class A, Rev., VAR, FSA, LIQ: Citibank N.A.,3.22%, 03/01/06	21,495
31,250	Series A, Rev., VAR, FGIC, 2.98%, 03/01/06	31,250
6,950	Series C, Rev., VAR, FGIC, 2.92%, 03/01/06	6,950
18,460	Series F-1, Rev., VAR, 2.98%, 03/01/06	18,460
14,500	Series PA-454, Rev., VAR, FGIC, 3.21%, 03/07/06	14,500
7,200	Series ROCS-RR-II-R-385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/02/06	7,200
1,300	Sub Series F-1, Rev., VAR, 3.10%, 03/02/06	1,300
2,000	New York City Municipal Water Finance Authority, American Securities Trust Receipts, Series SGB-27, Rev., VAR, FSA-CR, LIQ: Societe Generale, 3.22%, 03/01/06	2,000
	New York City Municipal Water Finance Authority, Water & Sewer System
10,650	Series PA-446, Rev., VAR, FGIC, 3.21%, 03/07/06	10,650
5,885	Series PA-1076, Rev., VAR, 3.23%, 03/05/06	5,885
9,895	Series PA-1085, Rev., VAR, FGIC, 3.21%, 03/05/06	9,895
5,000	Sub Series C-3, Rev., VAR, 2.93%, 03/01/06	5,000
	New York City Transitional Finance Authority,
49,515	Sub Series 2-C, Rev., VAR, LIQ: Lloyds TSB Bank plc., 3.15%, 03/03/06	49,515
18,300	Series L21, Regulation D, Rev., VAR, 3.20%, 03/04/06	18,300
8,995	Series PA-1043-R, Rev., VAR, 3.21%, 03/03/06	8,995
17,600	Sub Series 2-A, Rev., VAR, LIQ: Dexia Credit Local, 2.98%, 03/01/06	17,600
10,415	Sub Series 2-E, Rev., VAR, LIQ: NYS Common Return Fund, 3.12%, 03/03/06	10,415
16,575	New York City Transitional Finance Authority, Floating Rate Trust Receipts, Series L-11, Rev., VAR, 3.20%, 03/03/06	16,575

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York City Transitional Finance Authority, Future Tax Secured,
14,400	Series A-2, Rev., VAR, 3.16%, 03/04/06	14,400
42,200	Series B, Rev., VAR, 2.98%, 03/01/06	42,200
14,000	New York City Transitional Finance Authority, Merlots, Series A-40, Rev., VAR, MBIA-IBC, 3.22%, 03/03/06	14,000
4,800	New York City Transitional Finance Authority, New York City Recovery, Sub Series 1A, Rev., VAR, LIQ: Landesbank Hessen-Thuerigen, 3.16%, 03/03/06	4,800
	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts,
7,910	Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.20%, 03/04/06	7,910
3,950	Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.02%, 03/01/06	3,950
4,300	New York City, Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VAR, FNMA, 3.16%, 03/06/06	4,300
	New York City Municipal Securities Trust Receipts,
15	Series SGB-33, GO, VAR, FSA-CR, LIQ: Societe Generale, 3.22%, 03/06/06	15
12,600	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.18%, 03/07/06	12,600
9,000	Series SGA-51, GO, VAR., AMBAC, 3.20%, 03/07/06	9,000
	New York City,
2,400	Sub Series H-1, GO, VAR, LOC: Dexia Credit Local, 2.96%, 03/01/06	2,400
3,700	Sub Series H-2, GO, VAR, LOC: Dexia Credit Local, 2.92%, 03/01/06	3,700
5,100	Sub Series H-4, GO, VAR, LOC: Bank of New York, 3.12%, 03/07/06	5,100
	New York Local Government Assistance Corp.
1,700	Series B, Rev., VAR, LOC: Bank of Nova Scotia, 3.10%, 03/07/06	1,700
17,300	Series F, Rev., VAR, LOC: Societe Generale, 3.12%, 03/07/06	17,300
8,200	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 3.10%, 03/07/06	8,200
	New York Local Government Assistance Corp., Floating Rate Receipts,
5,500	Series SG-99, Rev., VAR, AMBAC, 3.21%, 04/01/11	5,500
10,300	Series SG-100, Rev., VAR, MBIA-IBC, 3.21%, 03/01/06	10,300
	New York Local Government Assistance Corp., Sub Lien,
12,350	Series A-6V, Rev., VAR, FSA, 3.10%, 03/06/06	12,350
	New York Mortgage Agency, Homeowner Mortgage
10,000	Series 122, Rev., VAR, 3.21%, 03/03/06	10,000
31,500	Series 125, Rev., VAR, 3.22%, 03/04/06	31,500
	New York State Dormitory Authority,
2,315	Series 341, Rev., VAR, MBIA-IBC, LIQ: Morgan Stanley Dean Witter, 3.20%, 03/06/06	2,315
11,600	Series 1155, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/07/06	11,600
48,265	Series 1215, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/15/06	48,265
29,695	Series MT-040, Rev., VAR, FHA, LOC: Landesbank Hessen-Thueringen, 2.80%, 03/07/06	29,695
5,000	Series PA-409, Rev., VAR, AMBAC, 3.21%, 03/06/06	5,000
11,100	Series PA-419, Rev., VAR, 3.21%, 03/06/06	11,100
6,445	Series PA-773-R, Rev., VAR, MBIA-IBC, 3.21%, 03/01/06	6,445
15,470	Series PA-1088, Rev., VAR, AMBAC, 3.21%, 03/04/06	15,470
7,120	Series PA-1089, Rev., VAR, AMBAC, 3.21%, 03/04/06	7,120
9,810	Series PT-1447, Rev., VAR, MBIA, 3.21%, 03/07/06	9,810
6,845	Series PT-1621, Rev., VAR, MBIA, 3.21%, 03/07/06	6,845
13,600	Series PT-1742, Rev., VAR, MBIA, LIQ: BNP Paribas, 3.21%, 03/07/06	13,600
7,965	Series PT-2240, Rev., VAR, FSA, 3.21%, 03/06/06	7,965
	New York State Dormitory Authority, Mental Health Services,
22,880	Sub Series D2-B, Rev., VAR, FSA, 3.14%, 03/03/06	22,880
11,900	Sub Series D2-D, Rev., VAR, AMBAC, 3.15%, 03/03/06	11,900
5,000	Sub Series D2-E, Rev., VAR, 3.13%, 03/03/06	5,000
20,000	Sub Series D2-H, Rev., VAR, 3.13%, 03/03/06	20,000
4,750	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.16%, 03/07/06	4,750

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
5,515	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.01%, 03/01/06	5,515
	New York State Energy Research & Development Authority, Conolidated Edison Co.,
6,000	Sub Series C-1, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/01/06	6,000
13,600	Sub Series C-2, Rev., VAR, LOC: Citibank N.A., 3.23%, 03/01/06	13,600
10,450	New York State Energy Research & Development Authority, PCR, Series PA-450, Rev., VAR, AMBAC, 3.21%, 03/04/06	10,450
10,000	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.13%, 03/04/06	10,000
	New York State Environmental Facilities Corp.,
7,300	Series 918, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/07/06	7,300
4,995	Series PA-174, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/06/06	4,995
15,000	Series PA-1261, Rev., VAR, MBIA, 3.21%, 03/07/06	15,000
	New York State Environmental Facilities Corp., Clean Water & Drinking
44,725	Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.20%, 03/05/06	44,725
11,650	Series PA-1165, Rev., VAR, 3.21%, 03/02/06	11,650
21,850	New York State Housing Finance Agency, 10 Liberty, Series A, Rev., VAR, LIQ: FNMA, 3.16%, 03/03/06	21,850
	New York State Housing Finance Agency, 101 West End,
13,500	Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	13,500
8,000	Rev., VAR, LIQ: FNMA, 3.20%, 03/03/06	8,000
20,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.20%, 03/06/06	20,100
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, 3.20%, 03/03/06	4,200
1,900	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VAR, FSA, LIQ: FHLMC, 3.20%, 03/05/06	1,900
44,900	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/02/06	44,900
8,500	New York State Housing Finance Agency, Avalon Chrystie Place Housing, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	8,500
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	5,900
15,500	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VAR, LOC: Bank of America N.A., 3.21%, 03/03/06	15,500
36,000	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/05/06	36,000
31,000	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	31,000
	New York State Housing Finance Agency, Parkledge Apartment Housing,
1,200	Series A, Rev., VAR, LIQ: FHLMC, 3.18%, 03/07/06	1,200
33,950	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.16%, 03/04/06	33,950
14,200	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.16%, 03/04/06	14,200
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	11,300
25,000	New York State Housing Finance Agency, Tower 31 Housing, Series A, Rev., VAR, LOC: Bank of America N.A., 3.23%, 03/06/06	25,000
49,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VAR, LIQ: FHLMC, 3.21%, 03/06/06	49,000
14,300	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/04/06	14,300
36,000	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	36,000
3,400	New York State Housing Finance Agency, Worth Street, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/02/06	3,400
	New York State Thruway Authority,
15,235	Series PT-1194, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/15/06	15,235
14,325	Series SGA-150, Rev., VAR, GO, LIQ: Societe Generale, 3.20%, 03/03/06	14,325

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York State Thruway Autthority, Highway & Bridge Trust Fund, EAGLE
35,980	Series 720053022, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/05/06	35,980
15,000	Series 720050080, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 04/01/06	15,000
11,415	Series PA-532, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	11,415
7,210	New York State Thruway Authority, Highway & Bridge Trust Fund, Series PT-1425, Rev., VAR, FGIC, 3.21%, 03/07/06	7,210
6,200	New York State Urban Development Corp., Series SG-163, Rev., VAR, 3.21%, 03/06/06	6,200
	New York State Urban Development Corp., State Facilities & Equipment,
12,525	Sub Series A-3-A, Rev., VAR, FGIC, 3.17%, 03/04/06	12,525
30,500	Sub Series A-3-B, Rev., VAR, FGIC, 3.13%, 03/04/06	30,500
23,900	Onondaga County IDA, Solvay Paperboard Project, Rev., VAR, LOC: Citibank N.A., 3.28%, 03/06/06	23,900
23,880	Port Authority of New York & New Jersey, Floating Rate Trust Receipts, Series P4U, Rev., VAR, MBIA, LIQ: Lehman Liquidity Co., 3.25%, 05/01/06	23,880
	Port Authority of New York & New Jersey,
13,090	Rev., VAR, 3.25%, 03/02/06	13,090
8,080	Series PT-2263, Rev., VAR, FGIC-TCRS, 3.21%, 03/01/06	8,080
6,455	Port Authority of New York & New Jersey, Trust Receipts, Series 10, Class F, Rev., VAR, FSA, 3.23%, 03/04/06	6,455
18,145	Tobacco Settlement Financing Authority, TOCS Series D, Rev., VAR, AMT, LIQ: Goldman Sachs, 3.27%, 03/01/06	18,145
	Triborough Bridge & Tunnel Authority,
9,738	Series 839, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/04/06	9,738
8,000	Series B, Rev., VAR, FSA, 3.16%, 03/06/06	8,000
5,795	Series D, Rev., VAR, FSA, 3.15%, 03/01/06	5,795
2,350	Series M1J, Regulation D, Rev., VAR, MBIA-IBC, 3.20%, 03/02/06	2,350
12,080	Series PA-1090, Rev., VAR, MBIA-IBC, 3.21%, 03/01/06	12,080
595	Series PT-2017, Rev., VAR, MBIA, 3.21%, 03/04/06	595
15,100	Triborough Bridge & Tunnel Authority, Sub Series B-4, Rev., VAR, 3.18%, 03/06/06	15,100
2,100	Triborough Bridge & Tunnel Authority, General Purpose, Series C, Rev., VAR, AMBAC, 3.15%, 03/07/06	2,100
9,300	Westchester County, IDA, IDR, Levister Redevelopment Co., LLC Series A, Rev., VAR, LOC: Bank of New York, 3.21%, 03/01/06	9,300
		2,276,065
	North Carolina — 2.4%
5,345	Brunswick County, Enterprise System, Series PT-2235, Rev., VAR, FSA, 3.22%, 03/03/06	5,345
10,000	Buncombe County Metropolitan Sewerage District, Series PA-892, Rev., VAR, XLCA, 3.21%, 03/07/06	10,000
9,500	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare, Series D, Rev., VAR, 2.94%, 03/01/06	9,500
10,955	City of Charlotte, Airport, Series D, Rev., VAR, MBIA, 3.17%, 03/04/06	10,955
25,000	City of Charlotte, Transit Projects, Series II-F, COP, VAR, 3.18%, 03/04/06	25,000
8,405	City of Charlotte, Water & Sewer System, Series B, Rev., VAR, 3.19%,03/06/06	8,405
1,500	City of Durham, Water & Sewer Utility Systems Rev., VAR, 3.20%, 03/01/06	1,500
22,690	City of Greensboro, Enterprise Systems Series B, Rev., VAR, 3.20%, 03/01/06	22,690
5,000	City of Winston-Salem, Water & Sewer Systems Series B, Rev., VAR, 3.19%, 03/02/06	5,000
	Fayetteville Public Works Commission
8,700	Rev., VAR, FSA, 3.18%, 03/04/06	8,700
4,500	Series A, Rev., VAR, FSA, 3.18%, 03/06/06	4,500
10,400	Guilford County, Series B, Rev., VAR, 3.19%, 03/07/06	10,400
300	Guilford County Industrial Facilities & PCFA, IDA, Neal Manufacturing, Inc., Rev., VAR, LOC: Bank of America N.A., 3.24%, 11/01/13	300
9,115	Henderson County, Series PT-2751, Rev., VAR, COP, AMBAC, 3.22%, 03/07/06	9,115
4,900	Iredell County Public Facilities Corp., Iredell County Schools Project, Rev., VAR, AMBAC, 3.19%, 03/06/06	4,900
	Mecklenburg County
25,000	COP, VAR, 3.17%, 03/01/06	25,000
5,000	Series C, GO, VAR, LIQ: Bank of America N.A., 3.20%, 03/05/06	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
8,935	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/01/06	8,935
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/01/06	10,255
8,225	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/01/06	8,225
4,715	North Carolina Housing Finance Agency Series 2003-L44J, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.28%, 03/02/06	4,715
5,715	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.21%, 03/01/06	5,715
	North Carolina Housing Finance Agency, Home Ownership
13,685	Series 16-C, Rev., VAR, LIQ: Bank of America N.A., 3.25%, 03/02/06	13,685
10,500	Series 22-B, Rev, VAR, 3.20%, 03/02/06	10,500
6,430	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VAR, 3.18%, 03/01/06	6,430
	North Carolina Medical Care Commission, Duke University Health Systems
26,200	Series B, Rev, VAR, 3.17%, 03/01/06	26,200
21,380	Series C, Rev, VAR, 3.17%, 03/01/06	21,380
7,100	North Carolina Medical Care Commission, First Health Carolinas Project, Rev., VAR, 3.18%, 03/01/06	7,100
2,600	North Carolina Medical Care Commission, Lincoln Health Systems Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/06/06	2,600
10,200	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project Rev., VAR, 3.20%, 03/06/06	10,200
2,700	North Carolina Medical Care Commission, Northeast Medical Center Project, Series B, Rev., VAR, LOC: Suntrust Bank, 3.17%, 03/01/06	2,700
5,100	North Carolina Medical Care Commission, Pooled Equipment Financing Project, Rev., VAR, MBIA, 3.05%, 03/04/06	5,100
15,000	North Carolina Medical Care Commission, Union Regulation Medical Center Project, Series B, Rev., VAR, LOC: Wachovia Bank, 3.19%, 03/02/06	15,000
13,985	North Carolina State University at Raleigh Series B, Rev., VAR, 3.13%, 03/07/06	13,985
7,540	Raleigh Durham Airport Authority, Rev., VAR, FGIC, 3.25%, 03/06/06	7,540
	State of North Carolina
8,550	Series PT-2207, GO, VAR, 3.22%, 03/01/06	8,550
6,000	Series D, GO, VAR, 3.15%, 03/01/06	6,000
5,560	State of North Carolina, Public Improvement Series D, GO, VAR, 3.15%, 03/06/06	5,560
14,000	Union County, Series B, Rev., VAR, AMT, 3.17%, 03/07/06	14,000
12,800	University of North Carolina, Series C, Rev., VAR, 3.12%, 03/02/06	12,800
		393,485
	North Dakota — 0.4%
4,105	North Dakota State Housing Finance Agency Series RR-II-R-140, Rev., VAR, LIQ: Citibank N.A., 3.26%, 03/07/06	4,105
	North Dakota State Housing Finance Agency, Home Mortgage
12,490	Series A, Rev., VAR, 3.24%, 03/02/06	12,490
19,705	Series B, Rev., VAR, 3.24%, 03/02/06	19,705
22,825	Series C, Rev., VAR, 3.24%, 03/04/06	22,825
		59,125
	Ohio — 0.7%
6,320	Cincinnati City School District Series RR-II-R-4049, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.22%, 03/07/06	6,320
7,805	Franklin County, Franklin County Hospital Series ROCS-II-R-55, Rev., VAR, LIQ: Citigroup Global Markets, 3.22%, 03/03/06	7,805
7,000	Franklin County, Hospital, OhioHealth Corp. Series D, Rev., VAR, LOC: National City Bank, 3.19%, 03/06/06	7,000
7,800	Franklin County, Trinity Health Credit Series C-1, Rev., VAR, FGIC, LIQ: U.S. Bank, 3.20%, 03/01/06	7,800
2,975	Greene County, Fairview Extended, Series B, Rev., VAR, LOC: Bank of America N.A., 3.17%, 03/02/06	2,975
9,000	Hamilton County, Healthcare Facilities, Twin Towers & Twin Lakes, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.21%, 03/01/06	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
	Hamilton County, Hospital Facilities, Health Alliance
9,396	Series A, Rev., VAR, MBIA, 3.08%, 03/01/06	9,396
3,800	Series E, Rev., VAR, MBIA, 3.08%, 03/07/06	3,800
16,300	Montgomery County, Catholic Health
	Series B-2, Rev., VAR, 3.18%, 03/01/06	16,300
5,890	Municipal Securities Trust Certificates Series 9047, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.22%, 03/06/06	5,890
8,975	Ohio State Building Authority, Series L-41, Regulation D, Rev., VAR, 3.28%, 03/07/06	8,975
4,995	Ohio State Turnpike Commission Series RR-II-R-51, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.22%, 03/01/06	4,995
10,200	Ohio State Water Development Authority, Multi-Modal, Rev., VAR, LOC: Northern Trust Co., 3.34%, 03/05/06	10,200
6,000	Ohio State Water Development Authority, Pollution Control Facilities, Cleveland, Series A, Rev., VAR, LOC: Barclays Bank plc, 3.30%, 03/02/06	6,000
3,750	Ohio State Water Development Authority, Pollution Control Facilities, Toledo Series A, Rev., VAR, LOC: Barclays Bank plc, 3.32%, 03/02/06	3,750
7,755	State of Ohio, Series RR II-R-208, GO, VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/06/06	7,755
3,200	State of Ohio, Higher Education Facilities, Case Western Reserve, Series A, Rev., VAR, 2.95%, 03/01/06	3,200
		121,161
	Oklahoma — 0.3%
	Payne County EDA, Student Housing, OSUF Phase III Project
9,800	Rev., VAR, AMBAC, 3.20%, 03/02/06	9,800
9,000	Series B, Rev., VAR, AMBAC, 3.22%, 03/02/06	9,000
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments Project, Rev., VAR, LIQ: FNMA, 3.20%, 03/07/06	10,490
7,047	Tulsa County Industrial Authority, Plaza Hills East Project, Rev., 3.35%, 04/21/06	7,047
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VAR, LOC: Bank of New York, 3.21%, 03/02/06	6,500
		42,837
	Oregon — 0.5%
6,000	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VAR, LOC: Bank of New York, 3.20%, 03/06/06	6,000
	Oregon State Department of Administrative Services, State Lottery
9,360	Series 89, VAR, MBIA, LIQ: BNP Paribas, 3.22%, 03/06/06	9,360
5,160	Series PT-1394, Rev., VAR, FSA, 3.22%, 03/07/06	5,160
15,000	Oregon State Housing & Community Services Department, Series I, Rev., VAR, AMT, 3.24%, 03/04/06	15,000
7,785	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.31%, 03/07/06	7,785
5,000	Oregon State Housing & Community Services Department, Single-Family Mortgage Program Series L, Rev., VAR, 3.24%, 03/02/06	5,000
12,445	Portland Housing Authority, Multi-Family Housing Authority, Rev., VAR, LOC: Wells Fargo Bank, N.A., 3.23%, 03/06/06	12,445
	State of Oregon
10,000	Series A, GO, 3.06%, 11/27/06	10,103
965	Series A-18, Regulation D, GO, VAR, 3.28%, 03/05/06	965
6,000	State of Oregon, Veterans Welfare, Series 83, GO, VAR, 3.18%, 03/05/06	6,000
		77,818
	Other Territory — 4.4%
	ABN AMRO Munitops Certificate Trust,
17,676	Series 1998-16, Rev., VAR, MBIA, 3.23%, 03/07/06	17,676
8,000	Series 2001-26, GO, VAR, 3.23%, 03/05/06	8,000
10,395	Series 2001-27, Rev., VAR, FSA, 3.30%, 03/07/06	10,395
	ABN AMRO Munitops Certificate Trust, Multi-State
31,495	Series 1999-6, Rev., VAR, PSF-GTD, 3.21%, 03/07/06 (e)	31,495
10,000	Series 1999-9, Rev., VAR, PSF-GTD, 3.21%, 03/01/06 (e)	10,000
13,280	Series 2000-10, VAR, MBIA, 3.21%, 03/01/06 (e)	13,280
16,685	Series 2000-13, Class C, VAR, PSF-GTD, 3.21, 03/01/06	16,685

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territory — Continued
5,000	Series 2001-1, GO, VAR, MBIA, 3.23%, 03/05/06	5,000
9,850	Series 2001-10, GO, VAR, MBIA, 3.23%, 03/07/06	9,850
15,010	Series 2001-21, GO, VAR, MBIA, 3.23%, 03/03/06	15,010
24,500	Series 2002-1, Rev., VAR, 3.34%, 03/05/06	24,500
9,995	Series 2002-3, Rev., VAR, GNMA COLL, 3.29%, 03/02/06	9,995
5,500	Series 2002-16, GO, VAR, PSF-GTD, 3.23%, 03/04/06 (e)	5,500
4,900	Series 2002-37, Rev., VAR, FHA, GNMA COLL 3.30%, 03/04/06	4,900
10,750	Series 2004-8, GO, VAR, AMBAC, 3.23%, 03/02/06	10,750
16,280	Series 2004-43, GO, VAR, FGIC, 3.23%, 03/04/06	16,280
	Charter Mac Floater Certificate Trust I
7,300	Series CAL-2, Rev., VAR, MBIA, 3.24%, 03/06/06	7,300
8,000	Series NAT-1, Rev., VAR, MBIA, 3.28%, 03/07/06	8,000
24,000	Series NAT-2, Rev., VAR, MBIA, 3.28%, 03/06/06	24,000
15,000	Series NAT-3, Rev., VAR, AMT, MBIA, 3.28%, 03/02/06	15,000
14,000	Series NAT-4, Rev., VAR, AMT, MBIA, 3.28%, 03/02/06	14,000
11,500	Series NAT-5, Rev., VAR, AMT, MBIA, 3.28%, 03/06/06	11,500
	Clipper Tax-Exempt Certificate Trust,
29,608	Series 2002-9, COP, VAR, LIQ: State Street Bank & Trust Co., 3.38%, 03/03/06	29,608
12,366	Series 2005-15, Rev., VAR, LIQ: State Street Bank & Trust, 3.27%, 03/02/06	12,366
5,865	Sereis 2005-16, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.27%, 03/02/06	5,865
12,605	Series 2005-30, Rev, 3.33%, 03/07/06	12,605
2,672	Clipper Tax-Exempt Certificate Trust Partner COP, Series 1999-2, VAR, AMT, 3.38%, 03/02/06	2,672
8,500	Clipper Tax-Exempt Certificate Trust Partner, Multi-State, Series PA-892, Rev., VAR, 3.38%, 03/02/06	8,500
20,000	Clipper Tax-Exempt Trust, COP, Series 2003-5, VAR, LIQ: State Street Bank & Trust Co, 3.30%, 03/02/06	20,000
	Eagle Tax-Exempt Trust
17,315	GO, VAR, MBIA, LOC: Citibank N.A., 3.22%, 03/03/06	17,315
19,800	Rev., VAR, AMBAC, 3.22%, 03/05/06	19,800
14,850	Series 2000-3208, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/05/06	14,850
	Eagle Tax-Exempt Trust, Weekly Option Mode,
2,420	Series 3C-7, Class A, Rev., VAR, 3.22%, 03/07/06 (e)	2,420
1,230	Series 1994-4904, Rev., VAR, 3.26%, 03/06/06	1,230
2,000	Series 2000-1601, VAR, 3.22%, 03/01/06	2,000
5,900	Series 2001-3801, Rev., VAR, LIQ: Citibank N.A., AMBAC, 3.22%, 03/01/06 (e)	5,900
10,475	Eagle Tax Exempt Trust, Weekly Options Mode, Round Rock, COP, Series 2001-4304, Class A, 3.22%, 03/03/06	10,475
7,000	Eagle Tax Exempt Trust, Weekly Option Mode, Salt River Project, VAR, 3.22%, 03/06/06	7,000
	Eagle Tax Exempt Trust, Weekly Partner Certificate,
10,000	Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/05/06	10,000
3,000	COP, VAR, 3.22%, 03/04/06	3,000
6,000	Series 2000-1003, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.22%, 03/05/06	6,000
44,685	Lehman Brothers Pooled Municipal Trust Receipts, Series TR-P6U, Rev., VAR, LIQ: Lehman Liquidity Co., 3.26%, 07/01/06	44,685
14,430	MBIA Capital Corp., Tax Exempt, Series PL-10, Rev., VAR, MBIA, LIQ: Landesbank Hessen-Thueringen, 3.28%, 03/05/06	14,430
38,690	Municipal Securities Pool Trust, Floating Rate, Trust Receipts, Series SG-PG-17, 3.33%, 03/07/06	38,690
	Municipal Securities Pool Trust, Trust Receipts,
12,885	Series P-19, Rev., VAR, FGIC, LIQ: Societe Generale, 3.33%, 03/04/06	12,885
12,485	Series SG-P-16, Rev., VAR, LIQ: Societe Generale, 3.33%, 03/04/06	12,485
20,417	Series SG-P-18, Rev., VAR, LIQ: Societe Generale, 3.33%, 03/06/06	20,417
	Puttable Floating Option, Tax-Exempt Receipts,
47,680	Series PPT-12, VAR, 3.33%, 03/07/06	47,680
8,500	Series PPT-34, VAR, 3.66%, 03/01/06	8,500
32,210	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A Certificates, 3.27%, 03/07/06	32,210

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territory — Continued
9,715	SunAmerica Trust Various States, Series 2, Class A, Rev., VAR, LIQ: FHLMC, 3.33%, 03/06/06	9,715
		722,419
	Pennsylvania — 3.9%
6,745	Allegheny County Hospital Development Authority, Series PA-748, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.23%, 03/01/06	6,745
10,000	Allegheny County Hospital Development Authority, Pittsburgh University Medical Center, Series B-1, Rev., VAR, 3.30%, 03/02/06	10,000
8,120	Berks County IDA, Health Care-Lutheran Services, Series A, Rev., VAR, AMBAC, LIQ: Wachovia Bank N.A., 3.20%, 03/03/06	8,120
4,370	Berks County IDA, Kutztown University Foundation Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/06/06	4,370
13,950	Bucks County IDA, Law School Admission Council, Rev., VAR, LOC: Allied Irish Bank plc, 3.19%, 03/06/06	13,950
4,410	Chester County Health & Educational Facilities Authority, Barclay Friends Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.19%, 03/01/06	4,410
	City of Philadelphia,
27,605	Series 720050050, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/05/06	27,605
92,010	Series A, GO, TRAN, 4.00%, 06/30/06	92,327
7,880	Cornwall Lebanon School District, Series PT-2765, GO, VAR, FSA, 3.21%, 03/06/06	7,880
19,350	Dauphin County General Authority, Pinnacle Health Systems Project, Rev., VAR, FSA, 3.17%, 03/01/06	19,350
3,200	Delaware Valley Regioinal Financial Authority, Series 1, Rev., VAR, FSA, LOC: National Australia Bank, 3.19%, 03/01/06	3,200
	Delaware Valley Regioinal Financial Authority, Local Government,
2,700	Series A, Rev., VAR, LOC: Toronto-Dominion Bank, 3.19%, 03/01/06	2,700
6,400	Series A, Rev., VAR, LOC: Toronto-Dominion Bank, 3.19%, 03/02/06	6,400
5,000	Series A, Rev., VAR, LOC: Toronto-Dominion Bank, 3.19%, 03/03/06	5,000
14,400	Series D, Rev., VAR, LOC: Toronto-Dominion Bank, 3.19%, 03/04/06	14,400
8,815	Series PT-749, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 2.85%, 03/07/06	8,815
11,600	Emmaus General Authority, Loan Project, Series A, Rev., VAR, FSA, 3.21%, 03/02/06	11,600
4,040	Erie County Hospital Authority, Series PT-820, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/07/06	4,040
5,000	Harrisburg Authority, Water, Series A, Rev., VAR, FGIC, 3.23%, 03/02/06	5,000
9,475	Luzerne County IDA, Series ROCS-RR-II-R-93, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/02/06	9,475
13,330	Montgomery County IDA, PCR, Exelon Corp., Rev., VAR, LOC: Wachovia Bank N.A., 3.23%, 03/01/06	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manor Apartments Project,
4,710	Series A, Rev., VAR, LIQ: FNMA, 3.17%, 03/04/06	4,710
1,900	Series T-2, Rev., VAR, LIQ: FNMA, 3.17%, 03/04/06	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 3.17%, 03/04/06	10,000
9,890	Municipal Securities Trust Certificates, Series 2001-9022, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.22%, 03/07/06	9,890
6,400	Northampton County Higher Education Authority, Lafayette College, Series A, Rev., VAR, 3.17%, 03/01/06	6,400
7,000	North Wales Water Authority, Rev., VAR, FSA, 3.18%, 11/01/20	7,000
37,000	Octorara Area School District, GO, VAR, 3.18%, 03/01/06	37,000
7,600	Pennsylvania Convention Center Authority, Series PT-1224, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/01/06	7,600
3,475	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.24%, 03/01/06	3,475
	Pennsylvania Higher Education Assistance Agency, Student Loan,
10,500	Series B, Rev., VAR, AMBAC, 3.23%, 03/07/06	10,500
13,250	Series C, Rev., VAR, AMBAC, 3.23%, 03/04/06	13,250

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
3,800	Pennsylvania Higher Educational Facilities Authority, Philadelphia University, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.17%, 03/01/06	3,800
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
24,340	Series 83-B , Rev., VAR, AMT, 3.22%, 03/03/06	24,340
5,770	Series 85-B, Rev., VAR, 3.22%, 03/03/06	5,770
17,000	Series 85-C, Rev., VAR, 3.22%, 03/03/06	17,000
12,800	Series 86-B, Rev., VAR, 3.22%, 03/03/06	12,800
29,290	Series 87-B, Rev., VAR, AMT, 3.22%, 03/04/06	29,290
19,820	Series 90-C, Rev., VAR, AMT, 3.22%, 03/04/06	19,820
9,630	Pennsylvania Intergovernmental Cooperative Authority, Series SG-67, Rev., VAR, FGIC, LIQ: Societe Generale, 3.21%, 03/05/06	9,630
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VAR, 3.21%, 03/07/06	12,300
6,300	Series B, Rev., VAR, 3.18%, 03/07/06	6,300
12,000	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health, Series C, Rev., VAR, LOC: PNC Bank N.A., 3.20%, 03/03/06	12,000
4,900	City of Philadelphia IDA, 30th Street Station Project, Rev., VAR, MBIA, LOC: Royal Bank of Scotland, 3.20%, 03/04/06	4,900
340	City of Philadelphia, Gas Works, Series PA-1144, Rev., VAR, FSA, 3.21%, 03/03/06	340
	City of Philadelphia, Water & Wastewater Systems,
16,325	Rev., VAR, FSA, 3.18%, 03/05/06	16,325
2,995	Series SG-158, Rev., VAR, FGIC, 3.21%, 03/02/06	2,995
	Sayre Health Care Facilities Authority, Pennsylvania Capital Financing Project,
945	Series F, Rev., VAR, AMBAC, 3.19%, 03/01/06	945
11,000	Series M, Rev., VAR, AMBAC, 3.22%, 03/01/06	11,000
10,000	Southcentral General Authority, Rev., VAR, AMBAC, 3.23%, 03/06/06	10,000
28,865	Southcentral General Authority, Wellspan Health Obligation, Series B, Rev., VAR, 3.17%, 03/01/06	28,865
15,000	University of Pittsburgh, University Capital Project, Commonwealth System of Higher Education, Series B, Rev., VAR, 3.18%, 03/07/06	15,000
3,700	York General Authority, Pooled Financing, Harrisburg Parking Facilities Improvements, Sub Series 96-C, Rev., VAR, FSA, 3.20%, 03/06/06	3,700
		637,562
	Puerto Rico — 0.1%
150	Puerto Rico Highway & Transportation Authority, Series PA-472, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.17%, 03/02/06	150
8,130	Puerto Rico Infrastructure Financing Authority Series 2, VAR, SO, LIQ: Bank of New York, 3.20%, 03/05/06	8,130
		8,280
	Rhode Island — 0.6%
9,600	Narragansett Bay Commission, Wastewater System, Series A, Rev., VAR, MBIA, 3.20%, 03/07/06	9,600
5,830	Rhode Island Clean Water Finance Agency, PCR Series PT-1535, Rev., VAR, 3.22%, 03/07/06	5,830
	Rhode Island Health & Educational Building Corp, Higher Education Facilities, Brown University
6,600	Series B, Rev., VAR, 3.06%, 03/07/06	6,600
26,000	Series B, Rev., VAR, 3.16%, 03/06/06	26,000
2,000	Rhode Island Health & Educational Building Corp, International Institute of Rhode Island Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/07/06	2,000
3,685	Rhode Island Health & Educational Building Corp., Series PT-2253, Rev., VAR, 3.22%, 03/05/06	3,685
7,200	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/02/06	7,200
4,425	Rhode Island Health & Educational Building Corp., Moses Brown School Issue, Rev., VAR, INS: MBIA, 3.00%, 03/01/06	4,425
14,025	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VAR, LIQ: Bank of America N.A., 3.20%, 03/06/06	14,025
9,000	Rhode Island State & Providence Plantations Series 720, GO, VAR, INS: FGIC, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/02/06	9,000
4,530	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan Series B, GO, VAR, 3.20%, 03/07/06	4,530

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — Continued
8,325	State of Rhode Island, Series PT-1589, COP, VAR, MBIA, 3.22%, 03/07/06	8,325
		101,220
	South Carolina — 1.1%
16,335	ABN AMRO Munitops Certificate Trust Series 2004-27, Rev., VAR, FGIC, 3.22%, 03/01/06	16,335
3,000	Cherokee County, IDB, Oshkosh Truck Project Rev., VAR, LOC: Bank of America N.A., 3.30%, 03/03/06	3,000
11,000	City of Charleston, Waterworks & Sewer, Refinancing & Capital Improvement, Series A, Rev., VAR, 3.19%, 03/06/06	11,000
9,975	City of North Charleston, Tax Increment, Noisette Community Redevelopment Project Rev., VAR, 3.25%, 03/01/06	9,975
	Greenville Hospital System Board
13,100	Series B, Rev., VAR, AMBAC, 3.17%, 03/02/06	13,100
10,000	Series C, Rev., VAR, AMBAC, 3.17%, 03/02/06	10,000
	Piedmont Municipal Power Agency, Electric
10,100	Series C, Rev., VAR, MBIA, 3.18%, 03/06/06	10,100
22,600	Sub Series B-4, Rev., VAR, FGIC, 3.10%, 03/01/06	22,600
32,825	Sub Series B-5, Rev., VAR, MBIA, 3.18%, 03/03/06	32,825
19,600	Sub Series B-6, Rev., VAR, MBIA, 3.17%, 03/01/06	19,600
2,720	South Carolina Jobs & EDA, Catholic Diocese Project, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/02/06	2,720
1,200	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VAR, LOC: Bank of America N.A., 3.29%, 03/03/06	1,200
10,205	South Carolina Jobs & EDA, Medical University Facilities Corp. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/06/06	10,205
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VAR, LOC: Bank of New York, 3.26%, 03/06/06	4,600
5,550	South Carolina Jobs & EDA, Thompson Steel Co., Inc. Project, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/06/06	5,550
2,450	South Carolina Jobs & EDA, Valley Proteins, Inc., Project, Rev., VAR, LOC: U.S. Bank N.A., 3.25%, 03/04/06	2,450
2,145	South Carolina State Housing Finance & Development Authority, Rent Housing Greenville, Series A, Rev., VAR, LIQ: FHLMC, 3.20%, 03/07/06	2,145
5,235	South Carolina State Public Service Authority Series PT-1525, Rev., VAR, FSA, 3.22%, 03/01/06	5,235
6,000	State of South Carolina
	Series PT-1225, Rev., VAR, 3.20%, 03/04/06	6,000
		188,640
	South Dakota — 0.4%
	South Dakota Housing Development Authority, Home Ownership Mortgage
15,000	Series C, Rev., VAR, AMT, 3.20%, 03/07/06	15,000
10,500	Series C-1, Rev., VAR, 3.16%, 03/04/06	10,500
9,890	Series D, Rev., VAR, 3.11%, 03/06/06	9,890
5,000	Series F, Rev., VAR, 3.22%, 03/04/06	5,000
5,000	Series G, Rev., VAR, 3.24%, 03/05/06	5,000
23,400	Series I, Rev., VAR, 3.20%, 03/04/06	23,400
		68,790
	Tennessee — 2.8%
5,000	ABN AMRO Munitops Certificate Trust, Multi-State Series 2002-25, GO, VAR, MBIA, 3.21%, 03/07/06	5,000
	Blount County Public Building Authority, Local Government Public Improvement,
2,200	Series A-1-B, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	2,200
1,900	Series A-1-D, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	1,900
2,600	Series A-1-E, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	2,600
2,745	Series A-1-F, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	2,745
4,200	Series A-2-C, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	4,200
3,380	Series A-2-F, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	3,380
3,000	Series A-2-H, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	3,000
32,110	Series A-4-A, Rev., VAR, AMBAC, 3.00%, 03/01/06	32,110
5,400	Series A-8-A, Rev., VAR, AMBAC, 3.20%, 03/07/06	5,400
2,700	Series A-8-B, Rev., VAR, AMBAC, 3.20%, 03/07/06	2,700
4,175	Series D-1-F, Rev., VAR, AMBAC, 3.01%, 03/01/06	4,175
14,500	Series D-2-A, Rev., VAR, AMBAC, 3.01%, 03/01/06	14,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
7,000	Series D-3-A, Rev., VAR, AMBAC, 3.00%, 03/01/06	7,000
13,650	Series D-5-A, Rev., VAR, AMBAC, 3.01%, 03/01/06	13,650
9,915	City of Memphis, Series RR-II-6033, GO, VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/03/06	9,915
300	City of South Pittsburg, IDB, Lodge Manufacturing Co. Project, Rev., VAR, LOC: Suntrust Bank, 3.24%, 03/01/06	300
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
23,740	Rev., VAR, LOC: Bank of America N.A., 3.00%, 03/01/06	23,740
6,325	Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/06/06	6,325
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/01/06	3,000
12,995	Johnson City Health & Educational Facilities Board, Series PT-922, Rev., VAR, 3.25%, 03/02/06	12,995
8,100	Loudon IDB, A.E. Staley Manufacturing Co. Project, Rev., VAR, LOC: Wachovia Bank of North Carolina, 3.20%, 03/05/06	8,100
14,475	Memphis Health Educational & Housing Facility Board, Watergrove Apartments Project, Rev., VAR, MBIA, LIQ: FHLMC, 3.19%, 03/04/06	14,475
2,430	Metropolitan Government Nashville & Davidson County, Series PT-1526, Rev., VAR, AMBAC, 3.22%, 03/07/06	2,430
	Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Ascension Health Credit,
23,250	Series B-1, Rev., VAR, 2.87%, 11/15/31	23,250
12,250	Series B-2, Rev., VAR, 3.45%, 11/15/31	12,250
10,800	Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Belmont University Project, Rev., VAR, LOC: Suntrast Bank, 3.18%, 03/01/06	10,800
14,400	Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Vanderbilt University, Series B, Rev., VAR, 3.17%, 10/01/30	14,400
2,500	Metropolitan Government Nashville & Davidson County, IDB, Country Music Hall of Fame, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/07/06	2,500
3,130	Metropolitan Government Nashville & Davidson County, IDB, L&S LLC Project, Rev., VAR, LOC: Bank of New York, 3.26%, 03/07/06	3,130
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
4,750	Rev., VAR, LOC: Bank of America N.A., 3.00%, 03/01/06	4,750
12,000	Rev., VAR, LOC: Bank of America N.A., 3.00%, 03/06/06	12,000
6,575	Montgomery County Public Building Authority, Pooled Financing, Montgomery County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/06/06	6,575
	Sevier County Public Building Authority, Local Government Public Improvement,
22,400	Series 6-A1, Rev., VAR, 3.00%, 03/01/06	22,400
1,500	Series II-A-1, Rev., VAR, AMBAC, 3.20%, 03/07/06	1,500
2,500	Series II-A-2, Rev., VAR, AMBAC, 3.20%, 03/01/06	2,500
6,000	Series II-C-2, Rev., VAR, AMBAC, 3.20%, 03/01/06	6,000
895	Series II-D-3, Rev., VAR, AMBAC, 3.20%, 03/05/06	895
18,700	Series III-A-1, Rev., VAR, AMBAC, 3.06%, 03/01/06	18,700
3,000	Series III-B-3, Rev., VAR, AMBAC, 3.20%, 03/07/06	3,000
8,800	Series III-C-5, Rev., VAR, AMBAC, 3.20%, 03/07/06	8,800
1,600	Series III-D-3, Rev., VAR, AMBAC, 3.20%, 03/06/06	1,600
2,500	Series III-E-3, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.20%, 03/07/06	2,500
6,800	Series VI-B-1, Rev., VAR, 3.01%, 03/01/06	6,800
4,075	Series VI-C-3, Rev., VAR, AMBAC, 3.01%, 03/01/06	4,075
3,000	Series VI-C-4, Rev., VAR, AMBAC, 3.01%, 03/01/06	3,000
10,000	Series VI-D-2, Rev., VAR, AMBAC, 3.01%, 03/01/06	10,000
1,200	Series VI-D-4, Rev., VAR, AMBAC, 3.01%, 03/01/06	1,200
5,000	Series VI-E-2, Rev., VAR, AMBAC, 3.01%, 03/01/06	5,000
4,500	Series VI-E-3, Rev., VAR, AMBAC, 3.01%, 03/01/06	4,500
2,875	Series VI-E-4, Rev., VAR, AMBAC, 3.01%, 03/01/06	2,875
14,000	Series VI-F-1, Rev., VAR, XCLA, 3.01%, 03/01/06	14,000

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
6,500	Series VI-F-2, Rev., VAR, XCLA, 3.01%, 03/01/06	6,500
11,000	Series VI-G-1, Rev., VAR, XCLA, 3.01%, 03/01/06	11,000
20,000	Shelby County Health Educational & Housing Facilities Board, Series PA-1277, Rev., VAR, 3.23%, 03/07/06	20,000
5,075	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Series PA-1277, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	5,075
30,000	Shelby County, Public Improvement & School, Series B, GO, VAR, 3.25%, 04/06/06	30,001
		467,416
	Texas — 9.9%
	ABN AMRO Munitops Certificate Trust,
18,990	Series 2000-11, VAR, 3.23%, 03/01/06 (e)	18,990
17,990	Series 2005-45, Rev., VAR, 3.23%, 03/05/06	17,990
39,550	Aldine Independent School District, School Buildings, GO, VAR, 2.75%, 06/15/06	39,550
7,545	Alief Independent School District, Series PT-2767, GO, VAR, PSF-GTD, 3.22%, 03/06/06	7,545
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VAR, FNMA, 3.19%, 03/03/06	9,100
11,375	Bexar County Housing Finance Authority, Multi-Family Housing, Fountainhead Apartments, Rev., VAR, FNMA, 3.20%, 03/03/06	11,375
	Brazos River Authority, PCR,
11,700	Series D-1, Rev., VAR, LOC: Wachovia Bank N.A., 3.24%, 03/06/06	11,700
23,400	Series D-2, Rev., VAR, LOC: Wachovia Bank N.A., 3.24%, 03/06/06	23,400
6,560	Series PT-679, Rev., VAR, MBIA, 3.22%, 03/07/06	6,560
4,200	Brazos River Habor Navigation District, Brazoria County Environmental, Merey Sweeny LP Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.04%, 03/01/06	4,200
7,295	Carroll Independent School District, Series PT-2744, GO, VAR, PSF-FTD, LIQ: Merrill Lynch Capital Services, 3.22%, 03/06/06	7,295
48,890	City of Austin, Hotel Occupancy Tax, Rev., VAR, FGIC, 3.18%, 03/02/06	48,890
14,590	City of Austin, Water & Wastewater, Merlot, Series LLL, Rev., VAR, MBIA, 3.23%, 03/01/06	14,590
13,265	City of El Paso, Water & Sewer, Series PT-2676, Rev., VAR, AMBAC, 3.22%, 03/02/06	13,265
	City of Houston,
9,630	Series 29, GO, VAR, MBIA, LIQ: BNP Paribas, 3.22%, 03/06/06	9,630
4,335	Series PT-781, GO, VAR, FSA, 3.22%, 03/06/06	4,335
15,075	Series PT-2225, GO, VAR, FSA, 3.22%, 03/01/06	15,075
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VAR, FSA, LIQ: Societe Generale, 3.22%, 03/05/06	17,500
11,000	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VAR, AMT, FSA, 3.24%, 03/01/06	11,000
18,265	City of Houston, Utilities, Merlots, Series C-37, Rev., VAR, MBIA, 3.23%, 03/06/06	18,265
78,900	City of Katy, Independent School District, CSH Building, Series C, GO, VAR, PSF-GTD, 3.18%, 03/01/06	78,900
20,000	City of Red River, Higher Education, Texas Christian, Rev., VAR, 3.00%, 04/07/06	20,000
12,035	City of Richardson, Refinancing & Improvement, GO, VAR, 2.75%, 06/15/06	12,035
3,000	City of San Antonio, Drain Utilities, Series 1089, Rev., VAR, MBIA, LIQ: Morgan Stanely Municipal Funding, 3.21%, 03/06/06	3,000
	City of San Antonio, Electric & Gas,
11,000	Rev., VAR, 3.23%, 03/06/06	11,000
10,550	Series PT-1498, Rev., VAR, 3.23%, 03/04/06	10,550
11,190	Series SG-101, GO, VAR, 3.22%, 03/07/06	11,190
9,540	Series SG-105, GO, VAR, 3.22%, 03/05/06	9,540
10,315	Series SGA-48, Rev., VAR, 3.23%, 03/04/06	10,315
6,435	City of San Antonio, Water, Series SG-159, Rev., VAR, FSA, 3.22%, 03/03/06	6,435
	City of San Antonio, Water, Municipal Securities Trust Receipts,
10,430	Series SGA-41, Rev., VAR, MBIA, 3.23%, 03/06/06	10,430
5,000	Series SGA-42, Rev., VAR, MBIA, 3.23%, 03/06/06 (e)	5,000
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bend Apartments Project, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	8,719

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
20,605	Crawford Education Facilities Corp., Higher Education, Southwestern University Project, Series B, Rev., VAR, 3.18%, 03/06/06	20,605
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Flight Safety Project, Rev., VAR, 3.23%, 03/03/06	5,000
600	Dallas-Fort Worth Regional Airport, Municipal Securities Trust Receipts, Series SGA-49, Rev., VAR, MBIA, 3.07%, 03/01/06	600
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VAR, LOC: State Street Bank & Trust Co., 3.24%, 03/07/06	5,000
	Greater Texas Student Loan Corp.,
14,350	Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.24%, 03/04/06	14,350
25,000	Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.24%, 03/07/06	25,000
7,300	Gulf Coast Waste Disposal Authority, ExxonMobil Project, Series A, Rev., VAR, 2.80%, 03/01/06	7,300
5,000	Harlandale Independent School District, Municiple Securities Trust Receipts, Series SGA-100, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.23%, 03/03/06	5,000
2,900	Harris County, Series ROCS-RR-II-R-1029, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 3.22%, 03/03/06	2,900
9,665	Harris County Health Facilities Development Authority, Series PT-2350, Rev., VAR, 3.20%, 03/04/06	9,665
11,900	Harris County, Industrial Development Corp., PCR, Exxon Project, Rev., VAR, 2.80%, 03/01/06	11,900
5,600	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VAR, LOC: Suntrust Bank N.A., 3.19%, 03/04/06	5,600
29,245	Houston Higher Education Finance Corp., Series SG-139, Rev., VAR, 3.22%, 03/01/06	29,245
11,270	Hurst-Euless-Bedford Independent School District, Floating Rate Receipts, Series SG-98, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.22%, 03/03/06	11,270
1,300	Keller Independent School District, Municipal Securities Trust Receipts, Series SGA-111, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.05%, 03/01/06	1,300
21,500	Lamar Consolidated Independent School District, School House, GO, VAR, PSF-GTD, 3.00%, 12/15/06	21,500
5,750	Leander Independent School District, Series RR-II-R-2143, GO, VAR, PSF-GTD, LIQ: Citigroup Global Markets, 3.22%, 03/07/06	5,750
	Lower Colorado River Authority,
19,425	Series PA-590, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.22%, 03/06/06	19,425
3,615	Series PT-1523, Rev., VAR, MBIA, 3.22%, 03/02/06	3,615
5,795	Series PT-2270, Rev., VAR, FSA, AMBAC, 3.22%, 03/06/06	5,795
	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities,
20,400	Series A, Rev., VAR, 2.70%, 03/01/06	20,400
4,900	Series A-2, Rev., VAR, 2.70%, 03/01/06	4,900
84,555	Series B, Rev., VAR, 2.80%, 03/01/06	84,555
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.23%, 03/02/06 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VAR, LIQ: Societe Generale, 3.23%, 03/03/06	5,290
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.22%, 03/02/06	17,050
7,830	North Central Texas Health Facility Development Corp., Series PT-1411, Rev., VAR, AMBAC, 3.22%, 03/02/06	7,830
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.22%, 03/02/06	20,000
	North Texas Higher Education Authority,
13,000	Series A, Rev., VAR, AMT, AMBAC, 3.25%, 03/01/06	13,000
10,100	Series A, Rev., VAR, AMBAC, 3.25%, 03/07/06	10,100
10,000	Series A, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.25%, 03/07/06	10,000
9,000	Series C, Rev., VAR, AMBAC, 3.25%, 03/02/06	9,000
47,800	Series C, Rev., VAR, AMBAC, LOC: Bank of America N.A., 3.25%, 03/02/06	47,800
3,300	Panhandle-Plains Higher Education Authority, Inc., Student Loan, Series B, Rev., VAR, MBIA, 3.24%, 03/06/06	3,300
18,500	Pasadena Independent School District, Series A, GO, VAR, PSF-GTD, 3.18%, 03/02/06	18,500

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.23%, 03/03/06	11,735
9,000	Schertz-Seguin Local Government Corp., Texas Contract, Floating Rate Certificates, Series SG-151, Rev., VAR, FSA, LIQ: Societe Generale, 3.06%, 03/01/06	9,000
135	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series 938, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.25%, 03/02/06	135
7,400	Southwest Independent School District, Spears, Series DB-142, GO, VAR, PSF-GTD, LIQ: Deutsche Bank, PSF-GTD, 3.22%, 03/06/06	7,400
	State of Texas,
45,000	Series B, GO, VAR, 3.17%, 03/03/06	45,000
38,675	Series PA-1306, GO, VAR, 3.22%, 03/04/06	38,675
9,970	State of Texas, Floating Rate Certificates,
	Series SG-152, GO, VAR, LIQ: Societe Generale, 3.06%, 03/01/06	9,970
297,200	State of Texas, Tax & Lease RAN, GO, 4.50%, 08/31/06	299,346
	State of Texas, Veteran’s Housing Assistance Fund,
3,810	Series A-1, GO, VAR, LIQ: Texas State Treasurer, 3.25%, 03/07/06	3,810
14,420	Series II-B, GO, VAR, 3.24%, 03/01/06	14,420
24,415	State of Texas, Veterans Housing Assistance Fund I, GO, VAR, VA GTD, 3.17%, 03/01/06	24,415
	State of Texas, Veterans Housing Assistance Fund II,
8,670	Series A, GO, VAR, 3.24%, 03/06/06	8,670
13,000	Series A-2, GO, VAR, LIQ: Texas Public Accounts, 3.24%, 03/03/06	13,000
7,875	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VAR, LIQ: FNMA, 3.21%, 03/06/06	7,875
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.28%, 03/05/06	5,000
10,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Series A, Rev., VAR, LIQ: FHLMC, 3.28%, 03/06/06	10,250
10,100	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series B, Rev., VAR, FSA, 3.25%, 03/01/06	10,100
11,500	Texas Municipal Gas Corp., Rev., VAR, FSA, 3.20%, 03/06/06	11,500
62,635	Texas Small Business Industrial Development Corp., Rev., VAR, LOC: Bank of America N.A., 3.23%, 03/01/06	62,635
1,090	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, LIQ: FHLMC, 3.28%, 03/06/06	1,090
3,420	Texas State Turnpike Authority, Central Texas Turnpike Authority, First Tier, Series B, Rev., VAR, AMBAC, 3.17%, 03/07/06	3,420
7,995	Travis County, Floating Rate Receipts Series PT-2644, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.20%, 03/02/06	7,995
5,540	Trinity River Authority, Series RR-II-R-2006, Rev., VAR, MBIA, LIQ: Salomon Smith Barney, 3.22%, 03/03/06	5,540
	University of Texas,
5,255	Series 2003-19, Rev., VAR, LIQ: BNP Paribas, 3.20%, 03/05/06	5,255
9,055	Series PA-1194, Rev., VAR, 3.20%, 03/05/06	9,055
8,350	Victoria County Texas, Hospital, Series 959, Rev., VAR, AMBAC, LIQ; Morgan Stanley Municipal Funding, 3.21%, 03/04/06	8,350
6,000	West Harris County Regional Water Authority, Municipal Securities Trust Receipts, Series SGA-148, Rev., VAR, MBIA, LIQ: Societe Generale, 3.23%, 03/07/06 (e)	6,000
3,600	West Side Calhoun Country Naval District, Rev., VAR, 3.04%, 03/01/06	3,600
		1,638,610
	Utah — 1.1%
20,000	Central Utah Water Conservancy District Series B, GO, VAR, AMBAC, 3.19%, 03/01/06	20,000
20,000	Davis County School District, GO, TAN, 2.64%, 06/30/06	20,085
	Intermountain Power Agency, Power Supply
15,000	Series E, Rev., VAR, AMBAC, 2.80%, 03/15/06	15,000
12,330	Series E, Rev., VAR, AMBAC, 3.20%, 06/01/06	12,330
5,230	Salt Lake City Municipal Building Authority Series PT-1744, Rev., VAR, AMBAC, 3.22%, 03/07/06	5,230
28,560	University of Utah, Floating Rate Trust Receipts Series N-15, Regulation D, Rev., VAR, MBIA, 3.28%, 03/04/06	28,560
	Utah Housing Corp., Single Family Mortgage
1,440	Series B, Class I, Rev., VAR, 3.25%, 03/06/06	1,440

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utah — Continued
12,500	Series E, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/04/06	12,500
11,715	Series E-2, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/04/06	11,715
8,905	Series F, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/02/06	8,905
6,995	Utah Housing Corp., Single Family Mortgage Series E-1, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/06/06	6,995
	Utah Housing Finance Agency, Single Family Mortgage
4,800	Series C-1, Class 1, Rev., VAR, AMBAC, 3.25%, 03/07/06	4,800
6,510	Series D-1, Rev., VAR, 3.25%, 03/06/06	6,510
4,105	Series E-1, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/06/06	4,105
4,935	Series F-2, Class I, Rev., VAR, 3.25%, 03/06/06	4,935
20,000	Utah State Board of Regents, Series W, Rev, VAR, AMBAC, 3.25%, 03/05/06	20,000
		183,110
	Vermont — 0.6%
5,725	Vermont Educational & Health Buildings Financing Agency, Johnsbury Academy Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/02/06	5,725
	Vermont Educational & Health Buildings Financing Agency, Hospital, VHA New England
5,900	Series D, Rev., VAR, AMBAC, 3.19%, 03/01/06	5,900
8,300	Series G, Rev., VAR, AMBAC, 3.22%, 03/06/06	8,300
	Vermont Housing Finance Agency,
10,655	Series 21, Rev., VAR, AMT, FSA, 3.25%, 03/05/06	10,655
11,200	Series 22, Rev., VAR, AMT, FSA, 3.25%, 03/07/06	11,200
	Vermont Student Assistance Corp.
5,000	Rev., VAR, LOC: State Street Bank & Trust Co, 3.15%, 03/04/06	5,000
50,385	Series QQ, Rev., VAR, AMT, AMBAC, 3.25%, 03/02/06	50,385
		97,165
	Virginia — 1.0%
8,350	City of Alexandria, IDA, Pooled Loan Program Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/05/06	8,350
21,595	City of Richmond, IDA, Educational Facilities Church Schools, Rev., VAR, LOC: Suntrust Bank, 2.99%, 03/01/06	21,595
8,000	Chesapeake Hospital Authority, Hospital Facilities, Cheaspeake General Hospital, Series A, Rev., VAR, LOC: Suntrust Bank, 3.19%, 03/01/06	8,000
17,955	Clipper Tax-Exempt Certificate Trust, Series 2005-38, Rev., VAR, 3.22%, 03/02/06	17,955
9,000	James City County, IDA, Housing Chambrel Project, Rev., VAR, LIQ: FNMA, 3.20%, 03/05/06	9,000
21,905	Loudoun County IDA, Howard Hughes Medical, Series D, Rev., VAR, 3.17%, 03/07/06	21,905
20,530	Montgomery County IDA, Virginia Tech Foundation, Rev., VAR, LIQ: Bank of America N.A., 2.99%, 03/01/06	20,530
5,000	University of Virginia, Series 20060017, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 06/01/06	5,000
	Virginia Commonwealth Transportation Board,
5,765	Series 727, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/02/06	5,765
23,590	Series SG-137, Rev., VAR, LIQ: Societe Generale, 3.20%, 03/01/06	23,590
13,300	Virginia Public Building Authority, Series D, Rev., VAR, 3.15%, 03/07/06	13,300
4,930	Virginia Public School Authority, Series ROCS-RR-II-R-4050, Rev., VAR, LIQ: Citigroup Global Markets, 3.22%, 03/05/06	4,930
5,415	Virginia Resources Authority, Infrastructure, Series ROCS-RR-II-R-249, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/04/06	5,415
		165,335
	Washington — 2.3%
13,040	ABN AMRO Munitops Certificate Trust Series 2005-51, GO, VAR, FSA, 3.23%, 03/05/06	13,040
4,985	Central Puget Sound Regional Transportation Authority, Series ROCS-RR-II-R-7004, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/05/06	4,985
7,245	Central Washington University, Series PT-2251, Rev., VAR, FGIC, 3.22%, 03/06/06	7,245
11,835	City of Seattle, Municipal Light & Power Series PT-1421, Rev., VAR, FSA, 3.22%, 03/05/06	11,835

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VAR, LIQ: Societe Generale, 3.23%, 03/06/06	4,000
11,185	City of Tacoma, Electric Systems Series PT-1404, Rev., VAR, AMBAC, 3.22%, 03/06/06	11,185
1,500	Clark County Public Utility District No. 1, Municipal Securities Trust Receipts, Series SGA-118, Rev., VAR, FSA, LIQ: Societe Generale, 3.05%, 03/01/06	1,500
	Eclipse Funding Trust,
15,545	Series 2005-0001, GO, VAR, FSA, 3.21%, 03/05/06	15,545
11,000	Series 2006-0009, GO, VAR, FSA, 3.21%, 07/01/06	11,000
6,995	Energy Northwest Electric, Series PT-734, Rev., VAR, MBIA, 3.22%, 03/07/06	6,995
	King County,
11,045	Series PT-2170, GO, VAR, AMBAC, 3.22%, 03/01/06	11,045
5,285	Series RR-II-R-1028, GO, VAR, FSA, LIQ: Salomon Smith Barney, 3.22%, 03/05/06	5,285
	King County, Sewer
12,000	Series 1200, Rev., VAR, FSA, LIQ: BNP Paribas, 3.21%, 03/05/06	12,000
8,590	Series 2003-30, Rev., VAR, FSA, LIQ: BNP Paribas, 3.22%, 03/02/06	8,590
10,145	Pierce County School District No. 10 Tacoma, Series PT-2918, GO, VAR, FSA, 3.22%, 12/01/24	10,145
2,500	Port Bellingham Industrial Development Corp., Atlantic Richfield Project, Rev., VAR, 3.04%, 03/01/06	2,500
	Port of Seattle,
8,000	Rev., VAR, AMT, LOC: Fortis Bank S.A., 3.25%, 03/01/06	8,000
15,000	Series D, GO, VAR, 3.10%, 01/15/07	15,000
4,430	Series PT-728, Rev., VAR, FGIC, 3.26%, 03/07/06	4,430
6,155	Series PT-2171, Rev., VAR, FGIC, 3.26%, 03/03/06	6,155
1,045	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VAR, LOC: U.S. Bank of Washington, 3.23%, 03/01/06	1,045
9,875	Skagit County Public Hospital District No. 1 Series RR-II-R-2126, GO, VAR, MBIA, LIQ: Citigroup Global Markets, 3.22%, 03/01/06	9,875
6,085	Skagit County Public Hospital District No. 2 Series PT-2410, GO, VAR, MBIA, 3.22%, 03/01/06	6,085
12,300	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VAR, LOC: Bank of America, 3.20%, 3/01/06	12,300
	Snohomish County Public Utility District No 1,
27,230	Series A-1, Rev., VAR, FSA, 3.18%, 03/05/06	27,230
3,900	Series A-2, Rev., VAR, FSA, 3.18%, 03/05/06	3,900
16,600	Snohomish County Public Utility District No.1, Generation Systems, Series A, Rev., VAR, FSA, 3.18%, 03/03/06	16,600
	State of Washington,
7,890	Series 2003-27, GO, VAR, LIQ: BNP Paribas, 3.22%, 03/02/06	7,890
14,900	Series VR-96-A, GO, VAR, LOC: Landesbank Hessen Thueringen, 3.08%, 03/01/06	14,900
20,100	Washington State Housing Finance Commission, Seattle Art Museum Project, Rev., VAR, LOC: Allied Irish Bank plc, 2.96%, 03/01/06	20,100
44,000	Washington State Housing Finance Commission, Single Family Program, Rev., VAR, AMT, 3.35%, 03/01/06	44,000
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A, 3.30%, 03/01/06	2,545
1,190	Washington State Housing Finance Commission, Non-Profit Housing, Golden Sands Project Rev., VAR, LOC: U.S. Bank N.A., 3.15%, 03/01/06	1,190
1,845	Washington State Housing Finance Commission, Non-Profit Housing, Rockwood Retirement Communities, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.09%, 03/01/06	1,845
300	Washington State Housing Finance Commission, Non-Profit Housing, Rockwood Retirement Program, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.09%, 03/01/06	300
2,265	Washington State Housing Finance Commission, Non-Profit Housing, YMCA Snohomish County Project, Rev., VAR, LOC: U.S. Bank N.A., 3.15%, 03/01/06	2,265
2,840	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/03/06	2,840
18,070	Washington State Public Power Supply System, Project No. 2, Electric, Series 2A-1, Rev., VAR, MBIA, 3.17%, 03/01/06	18,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
14,055	Washington State Public Power Supply System, Project No. 3, Electric, Series 3A, Rev., VAR, MBIA, 3.22%, 03/01/06	14,055
		377,515
	West Virginia — 0.3%
3,000	Municipal Securities Trust Certificates, Series 9026, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.23%, 03/06/06	3,000
3,210	West Virginia EDA, IDR, Gemark Services, Rev., VAR, LOC: Bank of New York, 3.26%, 03/01/06	3,210
5,765	West Virginia State Building Commission, Series PA-520, Rev., VAR, 3.23%, 03/02/06	5,765
	West Virginia State Hospial Finance Authority, VHA Mid-Atlantic,
4,000	Series C, Rev., VAR, AMBAC, 3.19%, 03/04/06	4,000
5,700	Series D, Rev., VAR, AMBAC, 3.19%, 03/05/06	5,700
5,000	Series E, Rev., VAR, AMBAC, 3.19%, 03/07/06	5,000
9,200	Series G, Rev., VAR, AMBAC, 3.22%, 03/07/06	9,200
7,100	Series H, Rev., VAR, AMBAC, 3.22%, 03/02/06	7,100
9,770	West Virginia State Parkways Economic Development & Tourism Authority, Rev., VAR, FGIC, 3.17%, 03/01/06	9,770
		52,745
	Wisconsin — 1.2%
	Dane County,
6,930	Series RR-II-R-2003, GO, VAR, LIQ: Salomon Smith Barney, 3.22%, 03/05/06	6,930
5,775	Series RR-II-R-4504, GO, VAR, LIQ: Citigroup Global Markets, 3.22%, 03/07/06	5,775
15,500	City of Milwaukee Wisconsin, Series R3, RAN, Rev., 2.91%, 03/23/06	15,505
	Wisconsin Housing & EDA,
3,830	Series D, Rev., VAR, MBIA, LIQ: FHLB, 3.18%, 03/06/06	3,830
3,415	Series E, Rev., VAR, MBIA, LIQ: FHLB, 3.18%, 03/06/06	3,415
5,270	Series F, Rev., VAR, MBIA, LIQ: FHLB 3.18%, 03/06/06	5,270
4,180	Series G, Rev., VAR, MBIA, LIQ: FHLB, 3.18%, 03/06/06	4,180
18,060	Series H, Rev., VAR, MBIA, LIQ: FHLB, 3.18%, 03/06/06	18,060
5,180	Series I, Rev., VAR, MBIA, LIQ: FHLB, 3.11%, 03/06/06	5,180
	Wisconsin Housing & EDA, Home Ownership,
20,000	Series A, Rev., VAR, 3.20%, 03/02/06	20,000
4,000	Series A, Rev., VAR, 3.20%, 03/06/06	4,000
15,020	Series A, Rev, VAR, 3.22%, 03/01/06	15,020
16,035	Series A, Rev., VAR, 3.24%, 03/01/06	16,035
6,960	Series C, Rev., VAR, 3.20%, 03/06/06	6,960
3,405	Series E, Rev., VAR, FSA, 3.20%, 03/04/06	3,405
9,080	Series E, Rev., VAR, 3.24%, 03/05/06	9,080
47,900	Wisconsin State Health & Educational Facilities Authority, Series B, Rev, VAR, AMBAC, 3.15%, 03/01/06	47,900
10,300	Wisconsin State Health & Educational Facilities Authority, University of Wisconsin Medical Foundation, Rev., VAR, LOC: Lasalle Bank N.A., 3.18%, 03/01/06	10,300
		200,845
	Wyoming — 0.5%
	Campbell County, IDR, Two Electric Power Generation, Station Project
15,000	Rev., VAR, 3.55%, 11/30/06	15,000
30,000	Rev., VAR, 3.55%, 12/01/06	30,000
10,800	Lincoln County PCR, Exxon Mobil Project, Series B, Rev., VAR, 2.96%, 03/01/06	10,800
3,500	Sublette County, PCR, Series A, Rev., VAR, 2.80%, 03/01/06	3,500
6,100	Uinta County, PCR, Chevron USA, Inc., Project, Rev., VAR, 2.97%, 03/01/06	6,100
3,900	Wyoming Community Development Authority, Housing, Series 3, Rev., VAR, 3.20%, 03/07/06	3,900
7,245	Wyoming Community Development Authority, Single Family Mortgage, Series A, Rev., VAR, LIQ: Westdeutsche Landesbank, 3.16%, 03/02/06	7,245
		76,545
	Total Municipal Bonds (Cost $15,223,876)	15,223,876
	Total Investments — 98.7% (Cost $16,290,538)	16,290,538
	Other Assets in Excess of Liabilities — 1.3%	208,912
	NET ASSETS — 100.0%	$16,499,450

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 12.7%
	California — 1.2%
7,000	California Infrastructure & Economic Development Bank, Salvation Army Western LOC: Bank of America N.A., 3.40%, 11/13/06	7,000
6,000	Los Angeles County Metropolitan Transportation Authority, Sales Tax LOC: BNP Paribas, 3.05%, 04/03/06	6,000
10,000	University of California, 3.00%, 03/01/06	10,000
		23,000
	Florida — 0.4%
6,900	City of Cape Coral, LOC: Bank of America N.A., 3.10%, 04/26/06	6,900
	Indiana — 1.8%
34,000	Indiana Development Finance Authority, Solid Waste-Pure Air, AMT, LOC: Landesbank Hessen Theuringen, 3.20%, 03/02/06	34,000
	Maryland — 0.7%
14,200	Maryland State Health & Higher Educational Facilities Authority, John Hopkins University Series A, 3.15%, 03/08/06	14,200
	Michigan — 1.9%
12,520	Michigan State Building Authority, Multi-Family Housing, Series A, LOC: Bank of New York, State Street Bank & Trust Co, 3.08%, 03/23/06	12,520
20,300	Michigan State Housing Authority, Multi-Family Housing, Series A, LOC: Landesbank Hessen Thueringen, 3.10%, 04/03/06	20,300
4,465	University of Michigan, Series F, 3.10%, 05/01/06	4,465
		37,285
	Minnesota — 0.3%
6,100	Rochester Health Care, Mayo Clinic, 3.15%, 03/09/06	6,100
	Ohio — 2.2%
	Cuahoga County Health, Cleveland Clinic
4,200	LIQ: Bank of America N.A., 3.10%, 04/24/06	4,200
11,000	LIQ: Bank of America N.A., 3.11%, 05/03/06	11,000
	Ohio State University
2,000	3.07%, 04/03/06	2,000
3,000	3.08%, 04/03/06	3,000
4,000	3.12%, 03/09/06	4,000
17,870	Series C, 3.09%, 04/03/06	17,870
		42,070
	Texas — 4.2%
	Texas Department of Transportation Municipal Paper
10,000	LIQ: State Street Bank & Trust Co, 3.07%, 04/03/06	10,000
35,000	LIQ: Bank of America N.A., 3.11%, 05/03/06	35,000
8,000	Texas Public Finance Authority, 3.15%, 03/02/06	8,000
	University of Texas
10,874	3.05%, 03/06/06	10,874
17,500	3.10%, 04/06/06	17,500
		81,374
	Total Commercial Paper (Cost $244,929)	244,929
Daily Demand Notes — 21.1%
	California — 4.2%
	California Housing Finance Agency, Multi-Family Housing
11,700	Series III-A, Rev., VAR, AMT, LIQ: Landesbank Hessen-Thueringen, 3.08%, 03/01/06	11,700
30,495	Series A, Rev., VAR, AMT, INS: FSA, LIQ: Lloyds TSB Bank plc, 2.96%, 03/01/06	30,495
30,000	Series C, Rev., VAR, AMT, INS: FSA, LIQ: Lloyds TSB Bank plc, 3.08%, 03/01/06	30,000
6,625	Series J, Rev., VAR, AMT, INS: FSA, LIQ: Lloyds TSB Bank plc, 2.96%, 03/01/06	6,625
2,550	Series U, Rev., VAR, AMT, INS: MBIA, LIQ: Bank of New York, 2.96%, 03/01/06	2,550
		81,370
	Illinois — 0.8%
15,000	Chicago Board of Education, Dedicated Revenues, Series D2, GO, VAR, CIFG, LIQ: Depfa Bank, 3.05%, 03/01/06	15,000
	Kentucky — 1.6%
30,905	Louisville & Jefferson County, Regional Airport Authority, UPS Worldwide Forwarding Series A, Rev., VAR, AMT, 3.04%, 03/01/06	30,905
	Louisiana — 2.1%
16,000	City of Plaquemines Parish, Environmental Facilities, BP Exploration & Oil Project, Rev., VAR, AMT, 3.04%, 03/01/06	16,000
23,400	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VAR, AMT, 3.07%, 03/01/06	23,400
		39,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Massachusetts — 0.6%
11,100	Commonwealth of Massachusetts, Central Artery Series A, GO, VAR, LOC: Landesbank Baden, 3.00%, 03/01/06	11,100
	Michigan — 1.6%
	Michigan State Hospital Finance Authority, Trinity Health Credit
6,385	Series E, Rev., VAR, LIQ: Bank of Nova Scotia, 3.02%, 03/01/06	6,385
3,045	Series F, Rev., VAR, LIQ: Bank of Nova Scotia, 3.01%, 03/01/06	3,045
8,345	Series H, Rev., VAR, LIQ: Bank of Nova Scotia, 3.01%, 03/01/06	8,345
13,120	University of Michigan, Hospital, Series A, Rev., VAR, 2.95%, 03/01/06	13,120
		30,895
	Nevada — 0.2%
4,100	Clark County, IDR Cogeneration Association, Project - 2, Series 2, Rev., VAR, AMT, LOC: ABN Amro Bank N.V., LIQ: State Street Bank & Trust Co., 3.05%, 03/01/06	4,100
	New York — 2.4%
15,000	New York City, Sub Series H-1, Rev., VAR, LOC: Dexia Credit Local, 2.96%, 03/01/06	15,000
31,935	New York City, Metropolitan Transportation Authority, Series G, Rev., VAR, LOC: BNP Paribas, 2.92%, 03/01/06	31,935
		46,935
	Ohio — 3.9%
3,900	Ohio Air Quality Development Authority, Pollution Control, Series C, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 2.95%, 03/01/06	3,900
17,110	Ohio State Water Development Authority, Pollution Control, Ohio Edison Co. Project Series 1998-BP, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 2.82%, 03/01/06	17,110
1,600	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Series 2002-BP, Rev., VAR, AMT, 2.82%, 03/01/06	1,600
	State of Ohio, Solid Waste, BP Exploration & Oil Project
6,290	Rev., VAR, AMT, GTY: BP North America, 2.82%, 03/01/06	6,290
12,585	Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	12,585
	State of Ohio, Solid Waste, BP North America
2,500	Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	2,500
2,190	Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 2.82%, 03/01/06	2,190
28,880	Trumbull County, Lutheran Valley, Health Care, Shepherd, INS: RADIAN, LIQ: Bank of America N.A., 2.83%, 03/01/06	28,880
		75,055
	Oregon — 0.8%
15,300	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VAR, SO, LOC: Bank of America N.A., 3.00%, 03/01/06	15,300
	Texas — 1.6%
8,600	Gulf Coast Waste Disposal Authority, Amoco BP Chemical Project, Series B, Rev., VAR, 3.04%, 03/01/06	8,600
23,035	Gulf Coast Waste Disposal Authority, Exxon Mobil Corp., Project, Series 97, Rev., VAR, AMT, LOC: BP North America, 2.96%, 03/01/06	23,035
		31,635
	Virginia — 0.8%
	King George County IDA, Birchwood Power Partners
4,200	Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.13%, 03/01/06	4,200
8,600	Series A, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 2.98%, 03/01/06	8,600
1,000	Series A, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.13%, 03/01/06	1,000
2,400	Series B, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 2.98%, 03/01/06	2,400
		16,200
	Washington — 0.5%
9,005	Port Bellingham Industrial Development Corp., BP West Coast Products LLC, Rev., VAR, LIQ: Bank of America N.A., 3.04%, 03/01/06	9,005
	Total Daily Demand Notes (Cost $406,900)	406,900
Monthly Demand Notes — 0.9%
	Oklahoma — 0.9%
17,735	Canadian County Home Finance Authority, Single Family Housing, Series A, VAR, AMT, 4.55%, 04/25/07 (Cost $17,735)	17,735

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — 9.3%
	California — 2.2%
15,000	California Community College Financing Authority, Series A, Rev., INS: FSA, 2.62%, 06/30/06	15,067
2,000	California School Cash Reserve Program Authority, Series A, Rev., 4.00%, 07/06/06	2,009
25,000	Sacramento County, Series A, Rev., TRAN, 2.52%, 07/10/06	25,128
		42,204
	Idaho — 0.5%
10,000	State of Idaho, GO, TAN, 2.60%, 06/30/06	10,044
	Iowa — 0.5%
10,000	Iowa State School Cash Anticipation Program Series B, Rev., VAR, LIQ: FSA, 3.17%, 01/26/07	10,113
	Kentucky — 0.4%
7,500	Kentucky Asset Liability Commission, Series A, Rev., TRAN, 2.63%, 06/28/06	7,532
	Michigan — 1.7%
12,000	City of Detroit, Sewer Disposal, Second Lien, Series E, Rev., VAR, FGIC, 3.00%, 03/08/06	12,000
20,000	State of Michigan, Series A, GO, 4.50%, 09/29/06	20,140
		32,140
	New Jersey — 1.0%
20,000	State of New Jersey, Rev., TRAN, 4.50%, 06/23/06	20,082
	Ohio — 0.3%
5,000	University of Cincinnati, BAN, 4.50%, 01/25/07	5,052
	Pennsylvania — 0.6%
12,500	City of Philadelphia, Series A, GO, TRAN, 4.00%, 06/30/06	12,550
	Puerto Rico — 0.5%
10,000	Commonwealth of Puerto Rico, TRAN, LOC’s: Bank of Nova Scotia, Citibank N.A., BNP Paribas, Dexia, Fortis Bank, Royal Bank of Scotland, State Street Bank & Trust Co., 4.50%, 07/28/06	10,051
	Texas — 1.3%
25,000	State of Texas, GO, TRAN, 4.50%, 08/31/06	25,182
	Utah — 0.3%
5,000	Davis County School District, GO, TAN, 4.00%, 06/30/06	5,021
	Total Municipal Notes & Bonds (Cost $179,971)	179,971
Weekly Demand Notes — 55.6%
	Alabama — 0.4%
7,225	Alabama Housing Finance Authority, Multi-Family Housing, Series F17J, Rev., VAR, AMT, LIQ: Lehman Liquidity Co., LOC: Lehman Liquidity Co., 3.28%, 03/02/06	7,225
	Arizona — 1.3%
25,190	Phoenix Civic Improvement Corp., Series 1122, Rev., VAR, INS: MBIA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/03/06	25,190
	Arkansas — 0.2%
3,130	Arkansas Development Finance Authority, Semco, Inc. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.29%, 03/04/06	3,130
	California — 3.6%
4,200	Abag Financial Authority for Noprofit Corps. Multi-Family Housing Paragon Apartments Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.27%, 03/03/06	4,200
19,605	California Statewide Communities Development Authority, Housing - Vista Del Monte Project Rev., VAR, AMT, INS: FNMA, LOC: FNMA, 3.24%, 03/04/06	19,605
8,000	California Statewide Communities Development Authority, Northwest Gateway Apartments Series C, Rev., VAR, AMT, LOC: Bank of America N.A., 3.27%, 03/03/06	8,000
10,847	Federal Home Loan Mortgage Corp., Multi-Family VRD Certificates, Series 2003-M001, Class A, FRN, AMT, GTY: FHLMC, 3.28%, 03/06/06	10,847
5,650	State of California, Series B5, Rev., VAR, 3.10%, 03/01/06	5,650
20,200	Charter Mac Floater Certificate Trust I, Series CAL-1, Rev., VAR, AMT, INS: MBIA, LIQ: Bayerische Landesbank, 3.24%, 03/02/06	20,200
		68,502
	Colorado — 4.7%
1,100	City of Colorado Springs, YMCA of Pikes Peak Regular Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.20%, 03/02/06	1,100
	Denver City & County, Airport
12,600	Series A, Rev., VAR, AMT, INS: CIFG, LIQ: Bayerische Landesbank, 3.22%, 03/06/06	12,600
8,500	Series B, Rev., VAR, AMT, INS: CIFG, LIQ: Bayerische Landesbank, 3.23%, 03/06/06	8,500
9,400	Series C, Rev., VAR, AMT, LOC: Societe Generale, 3.24%, 03/03/06	9,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Colorado — Continued
7,000	Denver City & County, Wellington E Web Series 2003-C3, COP, VAR, INS: AMBAC, LIQ: Dexia Public Finance Bank, 3.20%, 03/03/06	7,000
	Colorado Housing & Finance Authority, Single Family Mortgage
23,200	Series A2, Rev., VAR, AMT, LIQ: Dexia Public Finance Bank, 3.25%, 03/07/06	23,200
10,000	Series A3, Rev., VAR, AMT, LIQ: Dexia Public Finance Bank, 3.25%, 05/01/06	10,000
10,860	Denver City & County, Merlots, Series A-61, Rev., VAR, INS: FGIC, LIQ: Wachovia Bank N.A., 3.28%, 03/02/06	10,860
4,930	City of Erie, Finance Corp., COP, VAR, LOC: Keybank N.A., 3.24%, 03/02/06	4,930
2,961	Public Highway Authority, Series E-470, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.24%, 03/01/06	2,961
		90,551
	Delaware — 0.3%
5,600	New Castle County, Housing, Fairfield English Project Village, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.28%, 03/07/06	5,600
	District of Columbia — 0.7%
2,125	District of Columbia, Housing Finance Agency Series 2005-G, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.36%, 03/01/06	2,125
4,800	District of Columbia, Multi Modal American Univeresity, Rev., VAR., 3.16%, 03/02/06	4,800
5,800	Metropolitan Washington D.C. Airports Authority, TOCS, Series E, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.25%, 03/04/06	5,800
		12,725
	Florida — 3.3%
11,700	City of Lakeland, Energy System, Series A, Rev., VAR, 3.21%, 03/03/06	11,700
	Clipper Tax-Exempt Certificate Trust
15,000	Series 2002-9, Rev., VAR, AMT, LIQ: State Street Bank & Trust Co, 3.26%, 05/01/06	15,000
5,555	Duval County, School Board of Trustee Series 3353, COP, VAR, INS: FGIC, LIQ: Merrill Lynch Capital Services, 3.22%, 07/01/06	5,555
11,000	Highlands County, Health Facilities Authority, Adventist Health System, Series C, Rev., VAR, 3.22%, 03/01/06	11,000
9,000	Orlando & Orange County Expressway Authority Sub Series C, Rev., VAR, AMBAC, LIQ: Wachovia Bank N.A., 3.15%, 03/03/06	9,000
4,855	Palm Beach County Housing Development Corp., Caribbean Villas, Rev., VAR, AMT, INS: FNMA COLL, 3.28%, 03/02/06	4,855
5,500	Palm Beach County, Zoological Society, Inc., Project, Rev., VAR, AMT, LOC: Northern Trust Co., 3.24%, 03/06/06	5,500
		62,610
	Illinois — 2.4%
7,470	Chicago Board of Education, Series A47, GO, VAR, INS: FGIC, LIQ: Wachovia Bank N.A., 3.23%, 03/03/06	7,470
10,000	Chicago O’Hare International Airport, Merlots Series 2001-B6, Rev., VAR, AMT, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.28%, 03/07/06	10,000
2,871	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VAR, AMT, LOC: Societe Generale, 3.25%, 03/07/06 (m)	2,871
5,000	City of Carol Stream, Multi-Family Housing, Charles Square, Rev., VAR, INS: FNMA COLL, 3.30%, 03/07/06	5,000
7,520	Illinois Housing Development Authority, Housing Pheasant Ridge/Hunter, Rev., VAR, AMT, LOC: ABN Amro Bank N.V., 3.28%, 03/07/06	7,520
	Metropolitan Pier & Exposition Authority
6,610	Series PZ-44, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.26%, 03/01/06	6,610
4,370	Series Z1, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.25%, 03/02/06	4,370
2,930	Will & Kankakee County Regional Development Authority, Realty, Series A, Rev., VAR, LOC: PNC Bank N.A., 3.32%, 03/06/06	2,930
		46,771
	Indiana — 2.2%
6,500	City of Hammond, Sewer & Solid Waste, Cargill, Inc., Project, Rev., VAR, AMT, 3.26%, 03/04/06	6,500
1,900	City of Indianapolis, EDR, Roth Co., Inc., Project, Series 1999, Rev., VAR, AMT, LOC: Comerica Bank, 3.42%, 03/01/06	1,900
1,050	City of Jasper, EDR, Best Charis Inc., Project Rev., VAR, AMT, LOC: PNC Bank Kentucky, Inc., 3.28%, 03/06/06	1,050
7,500	City of Marion, Wesleyan University Project Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/01/06	7,500
3,745	Indiana Health Facility Financing Authority, Mary Sherman Hospital, Series 98, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/04/06	3,745

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Indiana — Continued
	Indianapolis Local Public Improvement Bond Bank, Water Works Project
3,810	Series H, Rev., VAR, AMT, INS: MBIA, LIQ: Delfa Bank, 3.18%, 03/07/06	3,810
8,000	Series Z7, Rev., VAR, INS: AMBAC, LIQ: Goldman Sachs, 3.25%, 03/02/06	8,000
9,575	Vanderburgh County, Multi-Family, Arbors Apartment Project, Rev., VAR, AMT, LOC: ABN Amro Bank N.V., 3.28%, 03/03/06	9,575
		42,080
	Iowa — 1.4%
14,910	Iowa Finance Authority, Private School Facilities, Regis School, Rev., VAR, LOC: Allied Irish Bank plc, 3.25%, 03/07/06	14,910
4,075	Iowa Finance Authority, Health Care Facilities Series B1, Rev., VAR, INS: AMBAC, LIQ: Morgan Stanley, 3.16%, 03/01/06	4,075
8,925	Roaring Fork Municipal Products LLC, Multi-Family, Prestwick, Series 2001-10, Class A, Rev., VAR, AMT, LIQ: Bank of New York, 3.33%, 03/02/06	8,925
		27,910
	Kansas — 1.0%
5,365	City of Independence, Limited Obligation, Matcor Metals, Inc., Project, Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06	5,365
13,690	Roaring Fork Municipal Products LLC, Single Family Mortgage, Series 2001-7, Class A, Rev., VAR, AMT, LIQ: Bank of New York, 3.33%, 03/04/06	13,690
		19,055
	Louisiana — 0.3%
6,250	Louisiana Public Facilities Authority, Air Product & Chemical Project, Rev., VAR, 3.30%, 03/07/06	6,250
	Maryland — 0.8%
5,945	Carrioll County, Fairhaven & Copper Ridge Series A, Rev., VAR, LOC: Branch Banking & Trust, 3.21%, 03/01/06	5,945
10,000	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Series A, Rev., VAR, LOC: Fifth Third Bank, 3.19%, 03/07/06	10,000
		15,945
	Massachusetts — 0.3%
5,370	Commonwealth of Massachusetts, Merlots
	Series C42, GO, VAR, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.22%, 03/01/06	5,370
	Michigan — 5.8%
8,320	ABN AMRO Munitops Certificate Trust, Series 2004-44, GO, VAR, INS: MBIA, LIQ: ABN Amro Bank N.V., 3.21%, 03/05/06	8,320
3,070	City of Dearborn, Economic Development Corporation, Limited Obligation, Henry Ford Village, Rev., VAR, LOC: Comerica Bank, 3.26%, 03/06/06	3,070
900	City of Detroit School District, Merlots Series B-01, GO, VAR, INS: FGIC, LIQ: Wachovia Bank N.A., 3.23%, 03/04/06	900
8,025	City of Detroit, Sewer Disposal Series PA 1183, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	8,025
3,440	Kenowa Hills Public Schools, Series PT-2552, GO, VAR, INS: FGIC, LIQ: Merrill Lynch Capital Services, 3.02%, 03/04/06	3,440
3,960	Michigan Higher Education Facilities Authority, Limited Obligation, Hope College, Series B, Rev., VAR, LOC: National City Bank, 3.21%, 03/06/06	3,960
600	Michigan Higher Education Student Loan Authority, Series XII-B, Rev., VAR, INS: AMBAC, LIQ: Kredietbank, 3.24%, 03/04/06	600
3,100	Michigan Municipal Bond Authority, Series 397, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.21%, 03/05/06	3,100
3,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, INS: FSA, LIQ: Morgan Stanley, 3.21%, 03/06/06	3,000
	Michigan State Hospital Finance Authority, Ascension Hospital
3,000	Series B, Rev., VAR, 3.18%, 03/02/06	3,000
11,700	Series B-1, Rev., VAR, 3.15%, 03/01/06	11,700
3,250	Michigan State Hospital Finance Authority, Southwestern Rehab Hospital, Rev., VAR, LIQ: Fifth Third Bank, 3.22%, 03/07/06	3,250
2,650	Michigan Strategic Fund, JEB Property LLC Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/05/06	2,650
2,630	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, AMT, LOC: ABN Amro Bank N.V., 3.27%, 03/02/06	2,630

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
1,250	Michigan Strategic Fund, Saginaw Products Corp., Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/01/06	1,250
2,715	Michigan Strategic Fund, Sterling Die & Engineering, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06	2,715
2,600	Michigan Strategic Fund, YMCA Greater Grand Rapids, Rev., VAR, LOC: Fifth Third Bank, 3.16%, 03/06/06	2,600
	State of Michigan
17,500	Series A, GO, VAR, LIQ: Lehman Liquidity Co., 3.26%, 03/01/06	17,500
4,590	Series PT-2754, Rev., VAR., INS: FSA, LIQ: Dexia Public Finance Bank, 3.21%, 03/07/06	4,590
3,520	University of Michigan, Hospital
	Series A, Rev., VAR, 3.16%, 03/02/06	3,520
12,660	Wayne Charter County Airport, Detroit Metropolitan County, Series A, Rev., VAR, AMT, INS: AMBAC, LIQ: Bayerische Landesbank, 3.24%, 03/08/06	12,660
9,590	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VAR, INS: FSA, LIQ: Bayerische Landesbank, 3.18%, 03/03/06	9,590
		112,070
	Missouri — 0.6%
5,725	Missouri Housing Development Commission, Single Family Mortgage, Certificates Macon Trust, Series 2002-K, Rev., VAR, AMT, INS: GNMA/FNMA, Bank of America N.A., 3.26%, 03/04/06	5,725
6,630	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.29%, 03/04/06	6,630
		12,355
	Montana — 0.3%
4,870	Montana Board of Housing, Single Family Mortgage, Certificates Macon Trust Series 2002-L, Rev., VAR, AMT, LOC: Bank of America N.A., 3.31%, 03/05/06	4,870
	Nebraska — 0.0% (g)
125	Nebraska Investment Finance Authority, Single Family Housing, Rate Certificates, Series H, Rev., VAR, AMT, LOC: Bank of America N.A., 3.33%, 03/03/06	125
	New York — 2.5%
10,000	Long Island Power Authority, Series PA 1150, Rev., VAR, INS: CIFG, LIQ: Merrill Lynch Capital Services, 3.21%, 03/06/06	10,000
	Metropolitan Transportation Authority
3,000	Series PA 1077, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/03/06	3,000
7,185	Series PT-1547, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/03/06	7,185
7,750	Nassau County Interim Finance Authority Series PA-901, Rev., VAR, INS: AMBAC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	7,750
10,000	New York City Housing Development Corp., Atlantic Court Apartments, Series A, Rev., VAR, AMT, INS: FHLMC, LIQ: FHLMC, 3.20%, 03/07/06	10,000
10,000	Tobacco Settlement Financing Authority, TOCS Series D, Rev., VAR, LIQ: Goldman Sachs, 3.27%, 03/01/06	10,000
		47,935
	North Carolina — 1.6%
21,000	North Carolina Capital Facilities Finance Agency, NCA&T University Foundation Project Series B, Rev., VAR, INS: RADIAN, LIQ: Wachovia Bank N.A., 3.25%, 03/01/06	21,000
4,075	North Carolina Eastern Municipal Power Agency Series MT-99, Rev., VAR, INS: FGIC, LIQ: Bank Paribas, 3.22%, 03/03/06	4,075
5,100	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VAR, LIQ: Wachovia Bank N.A., 3.18%, 03/01/06	5,100
		30,175
	Ohio — 5.4%
4,720	City of Lyndhurst, EDR, Hawken Schools Series 2002, VAR, LOC: National City Bank, 3.05%, 03/02/06	4,720
2,000	City of Westlake, Lutheran Home Project, Rev., VAR, LOC: National City Bank, 3.20%, 03/07/06	2,000
2,640	Cuyahoga County, Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: ABN Amro Bank N.V., 3.21%, 03/03/06	2,640
8,570	Franklin County Convention Facilities Authority Series PT-3024, Rev., VAR, INS: AMBAC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	8,570

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
905	Franklin County, Health Care Facilities, Friendship Village-Dublin, Series A, Rev., VAR, LOC: ABN Amro Bank N.V., 3.20%, 03/03/06	905
3,800	Franklin County, Health Care Facilities, Presbyterian, Series B, Rev., VAR, LOC: National City Bank, 3.21%, 03/01/06	3,800
7,155	Kent State University, General Receipts Series 2001, Rev., VAR, INS: MBIA, LIQ: Dexia Public Finance Bank, 3.00%, 03/07/06	7,155
5,320	Lake County, Hospital Facilities, Lake Hospital System, Inc., Series 2002, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.11%, 03/06/06	5,320
3,985	Mahoning County, Forum Health Obligation Group, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/06/06	3,985
4,420	Miami County, Hospital Authority Series PT-575, Rev., VAR, 3.27%, 03/03/06	4,420
7,500	Ohio Housing Finance Agency, Residential Mortgage Backed, Series B, Rev., VAR, AMT, LOC: Citibank, 3.25%, 03/01/06	7,500
2,250	Ohio State Higher Educational Facility Commission, John Carroll University, Series B, Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/03/06	2,250
	Student Loan Funding Corp., Cincinnatti Student Loan
5,840	Series A-1, Rev., VAR, AMT, GTY: U.S. Department of Education, LIQ: Sallie Mae, 3.26%, 03/07/06	5,840
43,030	Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education, LIQ: Sallie Mae, 3.26%, 03/07/06 (m)	43,030
3,035	Warren County, EDA, Ralph J. Stolle Countryside, Rev., VAR, LOC: Fifth Third Bank, 3.20%, 03/03/06	3,035
		105,170
	Other Territory — 5.8%
3,015	ABN AMRO Munitops Certificate Trust, Greystone Multi-State, Series 2002-1, Rev., VAR, AMT, INS: FSA, LIQ: ABN Amro Bank N.V., 3.34%, 03/05/06	3,015
	Charter Mac Floater Certificate Trust I
24,500	Series 3, Rev., VAR, AMT, INS: MBIA, LIQ: Bayerische Landesbank, 3.28%, 03/02/06	24,500
10,000	Series 4, Rev., VAR, AMT, INS: MBIA, LIQ: Bayerische Landesbank, 3.28%, 03/02/06	10,000
12,000	Series 5, Rev., VAR, AMT, INS: MBIA, LIQ: Bayerische Landesbank, 3.28%, 03/06/06	12,000
	Clipper Tax-Exempt Certificate Trust
39,021	Series 2002-9, COP, VAR, AMT, LIQ: State Street Bank & Trust Co, 3.38%, 03/03/06	39,021
	Federal Home Loan Mortgage Corp., Multi-Family VRD Certificates
12,742	Series 2003-M002, Class A, FRN, AMT, 3.33%, 03/06/06	12,742
10,804	Series M008, Class A, FRN, AMT, 3.33%, 03/02/06	10,804
		112,082
	Pennsylvania — 2.9%
26,470	Delaware County Authority, Mercy Health Systems, Series PT-565, Rev., VAR, LOC: Westdeutsche Landesbank, 3.27%, 03/02/06	26,470
10,000	Lancaster County Hospital Authority, Willow Valley Project, Series A, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.21%, 03/03/06	10,000
3,700	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, VAR, AMT, LOC: PNC Bank N.A., 3.28%, 03/01/06	3,700
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VAR, AMT, LOC: PNC Bank N.A., 3.30%, 03/05/06	6,000
10,000	Pennsylvania Higher Education Assistance Agency, Series 2001-A, Rev., VAR, AMT, INS: AMBAC, LIQ: Lloyds, 3.27%, 03/06/06	10,000
		56,170
	South Carolina — 0.4%
8,445	South Carolina Jobs & EDA, Episcopal Church Home, Rev., VAR, INS: RADIAN, LIQ: Wachovia Bank N.A., 3.28%, 03/02/06	8,445
	Texas — 3.5%
4,000	Calhoun County Naval, IDA, Formosa Plastics Corp. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.26%, 03/01/06	4,000
19,900	City of Houston, Airport Systems, Sub Lien Series A, Rev., VAR, AMT, INS: FSA, LIQ: Bank of America N.A., 3.24%, 03/01/06	19,900
4,800	Dallas Housing Finance Corp., Multi-Family Housing, Cherrycrest Villas Apartments, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.31%, 03/07/06	4,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
6,800	Harris County Housing Finance Corp., Multi-Family Housing, Baypointe Apartments, Rev., VAR, AMT, LOC: Citibank N.A., 3.32%, 03/07/06	6,800
11,525	Montgomery County Housing Finance Corp., Multi-Family Housing, Series F1, LIQ: Lehman Liquidity LLC, 3.28%, 03/02/06	11,525
5,170	Nacogdoches County, Hospital District, Sales Tax, Merlots, Series A59, Rev., VAR, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.23%, 05/15/26	5,170
8,635	Roaring Fork Municipal Products LLC, Waste Water, Series 2005-10, Class A, Rev., VAR, LIQ: Bank of New York, 3.26%, 03/07/06	8,635
6,810	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, AMT, INS: FHLMC, LIQ: FHLMC, 3.28%, 03/06/06	6,810
		67,640
	Utah — 0.1%
2,600	Jordanelle Special Service District, Tuhaye Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.20%, 03/07/06	2,600
	Washington — 1.3%
2,000	Port of Seattle, Sub Lien, Rev., VAR, AMT, LOC: Fortis Bank, 3.25%, 03/01/06	2,000
13,470	Port of Seattle, Merlots, Series B-04, Rev., VAR, AMT, INS: FGIC, LIQ: Wachovia Bank N.A., 3.28%, 03/04/06	13,470
10,595	Roaring Fork Municipal Products LLC, Seattle Municipal Light & Power, Series 2005-19, Class A, Rev., VAR, INS: FSA, LIQ: Bank of New York, 3.26%, 03/01/06	10,595
		26,065
	West Virginia — 1.1%
10,800	Putnam County, Solid Waste Disposal, Toyota Motor Manufacturing Project, Series A, Rev., VAR, AMT, 3.25%, 03/01/06	10,800
10,725	Roaring Fork Municipal Products LLC Series 2005-5, Class A, Rev., VAR, LIQ: Bank of New York, 3.26%, 03/01/06	10,725
		21,525
	Wisconsin — 1.0%
	Wisconsin Housing & Economic Development Authority
7,000	Series 2005-A, Rev., VAR, AMT, LIQ: Lloyds, 3.20%, 03/02/06	7,000
6,945	Series 2003-B, Rev., VAR, AMT, LIQ: State Street Bank & Trust Co, 3.24%, 03/06/06	6,945
5,690	Series 2005-C, Rev., VAR, AMT, LIQ: Lloyds, 3.24%, 03/02/06	5,690
		19,635
	Wyoming — 0.4%
8,600	City of Green River, Solid Waste Disposal, LP Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.45%, 03/06/06	8,600
	Total Weekly Demand Notes (Cost $1,074,376)	1,074,376
	Total Investments — 99.6% (Cost $1,923,911)*	1,923,911
	Other Assets In Excess of Liabilities — 0.4%	7,121
	NET ASSETS — 100.0%	$1,931,032

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

ABBREVIATIONS:

*	—	The cost of securities is substantially the same for federal income tax purposes.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

	Market Value	Percentage
Prime Money Market Fund	$775,000	1.1%
Liquid Assets Money Market Fund	275,000	2.6

(g)	—	Amount rounds to less than 0.1%.
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
(n)	—	The rate shown is the effective yield at the date of purchase.
ACES	—	Auction Rate Securities
AGMT	—	Agreement
AMBAC	—	American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax Paper
BAN	—	Bond Anticipation Notes
CIFG	—	Capitalized Interest Financial Guaranty
COP	—	Certificates of Participation
DN	—	Discount Notes
EAGLE	—	Earnings of accrual generated on local tax-exempt securities.
EDA	—	Economic Development Authority
EDR	—	Economic Development Revenue
FGIC	—	Financial Guaranty Insurance Co.
FHA	—	Federal Housing Authority
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FNMA COLL	—	FNMA Collateral
FRN	—	Floating Rate Note.
FSA	—	Financial Security Assurance
FSA-CR	—	FSA Custodial Receipts
GAN	—	Grant Anticipation Note
GNMA	—	Government National Mortgage Association
GO	—	General Obligation Bond
GO OF AGY	—	General Obligation of Agency
GTY	—	Guaranty
HUD	—	Housing Urban Development
IBC	—	Insured Bond Certificates
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDR	—	Industrial Development Revenue
INS	—	Insurance
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Insurance Association
PCFA	—	Pollution Control Financing Authority
PCR	—	Pollution Control Revenue
PSF-GTD	—	Permanent School Fund Guaranteed
Q-SBLF	—	Qualified School Board Loan Fund
RAN	—	Revenue Anticipation Note
Rev.	—	Revenue Bond
SO	—	Special Obligation
SPI	—	Securities Purchase, Inc.
ST GTD	—	State Guaranteed
TAN	—	Tax Anticipation Note
TAW	—	Tax Anticipation Warrant
TCR	—	Transferable Custodial Receipt
TCRS	—	Transferable Custodial Receipts
TOCS	—	Tender Options Certificates
TRAN	—	Tax & Revenue Anticipation Note
VA GTD	—	Veterans Administration Guaranteed
VAR	—	Variable. The interest rate shown is the rate in effect at February 28, 2006
VRD	—	Variable Rate Demand
XLCA	—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$58,226,766	$9,400,948	$9,640,405	$1,845,086
Repurchase agreements, at value	13,887,270	1,355,174	12,899,144	8,785,138
Total investment securities, at value	72,114,036	10,756,122	22,539,549	10,630,224
Cash	—	—	3	1
Receivables:
Fund shares sold	6,429	206	181	325
Interest and dividends	314,384	67,912	57,819	1,103
Interfund lending	1,062	—	—	—
Prepaid expenses and other assets	365	113	127	64
Total Assets	72,436,276	10,824,353	22,597,679	10,631,717

LIABILITIES:
Payables:
Due to custodian	1,844	284	—	—
Dividends	125,514	15,157	50,817	26,012
Investment securities purchased	717,667	62,000	—	—
Collateral for securities lending program	—	1,020	54,005	—
Fund shares redeemed	2	70	—	— (a)
Accrued liabilities:
Investment advisory fees	4,442	655	1,389	669
Administration fees	3,513	410	749	342
Shareholder servicing fees	4,205	1,645	1,614	1,582
Distribution fees	140	954	442	376
Custodian and accounting fees	490	66	120	57
Trustees’ fees — deferred compensation plan	561	16	201	89
Other	3,494	1,367	755	409
Total Liabilities	861,872	83,644	110,092	29,536
Net Assets	$71,574,404	$10,740,709	$22,487,587	$10,602,181

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$71,574,088	$10,741,086	$22,487,700	$10,602,164
Accumulated undistributed (distributions in excess of) net investment income	339	(375)	(112)	17
Accumulated net realized gains (losses)	(23)	(2)	(1)	—
Total Net Assets	$71,574,404	$10,740,709	$22,487,587	$10,602,181

Net Assets:
Morgan	$3,995,204	$1,889,908	$2,648,298	$875,609
Premier	7,450,365	316,397	1,957,807	1,164,950
Agency	9,357,166	206,098	3,516,960	894,875
Class B	5,907	20,450	—	1,819
Class C	611	543,064	—	21,148
Institutional	21,099,369	1,882,903	2,314,372	4,151,409
Reserve	445,119	2,564,187	719,836	1,504,955
Investor	—	1,685,923	—	1,987,416
Cash Management	82,930	—	—	—
Capital	29,137,733	1,631,764	11,330,299	—
Service	—	15	15	—
Total	$71,574,404	$10,740,709	$22,487,587	$10,602,181

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	3,994,932	1,889,922	2,648,456	875,678
Premier	7,450,321	316,400	1,957,834	1,165,051
Agency	9,357,184	206,115	3,517,067	894,748
Class B	5,908	20,451	—	1,819
Class C	610	543,066	—	21,148
Institutional	21,100,330	1,882,947	2,314,443	4,151,423
Reserve	445,126	2,564,382	719,843	1,504,959
Investor	—	1,685,957	—	1,987,474
Cash Management	82,933	—	—	—
Capital	29,137,769	1,631,849	11,330,372	—
Service	—	15	15	—
Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00

Cost of investments	$72,114,036	$10,756,122	$22,539,549	$10,630,224
Market value on securities on loan	—	1,000	53,487	—

*	Redemption price for Class B and Class C Shares may reduced by contingent deferred sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$3,426,039	$7,792,397	$16,290,538	$1,923,911
Cash	1	— (a)	91	—
Receivables:
Investment securities sold	—	—	163,779	—
Fund shares sold	131	75	19	6
Interest and dividends	12,265	2,296	90,578	10,560
Prepaid expenses and other assets	—	42	—	17
Total Assets	3,438,436	7,794,810	16,545,005	1,934,494

LIABILITIES:
Payables:
Due to custodian	—	—	—	118
Dividends	5,129	13,116	20,371	2,532
Investment securities purchased	—	296,586	20,517	6
Accrued liabilities:
Investment advisory fees	208	478	1,000	117
Administration fees	169	191	966	62
Shareholder servicing fees	268	1,024	1,648	377
Distribution fees	16	144	37	176
Custodian and accounting fees	37	50	145	15
Trustees’ fees — deferred compensation plan	43	153	88	— (a)
Other	409	306	783	59
Total Liabilities	6,279	312,048	45,555	3,462
Net Assets	$3,432,157	$7,482,762	$16,499,450	$1,931,032

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$3,432,176	$7,482,703	$16,503,515	$1,931,032
Accumulated undistributed (distributions in excess of) net investment income	(18)	206	(751)	—	(a)
Accumulated net realized gains (losses)	(1)	(147)	(3,314)	—
Total Net Assets	$3,432,157	$7,482,762	$16,499,450	$1,931,032

Net Assets:
Morgan	$206,926	$1,913,521	$465,810	$248,123
Premier	756,761	1,507,936	6,120,346	906,870
Agency	200,822	1,098,879	444,492	45,534
Institutional	2,266,888	1,579,514	9,465,973	249,762
Reserve	760	2,663	2,829	173,362
Capital	—	1,380,249	—	—
Service	—	—	—	15
E-Trade	—	—	—	307,366
Total	$3,432,157	$7,482,762	$16,499,450	$1,931,032

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	206,934	1,913,674	466,459	248,123
Premier	757,238	1,507,927	6,121,467	906,828
Agency	200,811	1,098,749	444,868	45,534
Institutional	2,266,908	1,579,485	9,467,710	249,761
Reserve	760	2,663	2,830	173,372
Capital	—	1,380,352	—	—
Service	—	—	—	15
E-Trade	—	—	—	307,365
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$3,426,039	$7,792,397	$16,290,538	$1,923,911

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   75

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$1,514,893	$1,633,813	$300,482	$209,620	$516,906	$240,171	$271,803	$132,938
Dividend income	—	—	—	— (c)	—	—	—	— (c)
Income from interfund lending (net)	168	125	—	—	—	—	—	—
Income from securities lending (net)	—	—	7	9	36	13	—	—
Total investment income	1,515,061	1,633,938	300,489	209,629	516,942	240,184	271,803	132,938

EXPENSES:
Investment advisory fees	29,445	53,103	6,085	21,224	10,401	8,203	5,665	12,254
Administration fees	30,491	55,878	6,393	11,702	10,896	7,159	5,936	7,173
Distribution fees	784	1,136	8,494	10,737	2,936	2,614	3,529	4,683
Shareholder servicing fees	45,361	80,715	16,088	8,014	18,640	8,756	16,452	8,043
Custodian and accounting fees	1,234	2,601	194	194	326	213	68	69
Interest expense	12	63	7	—	3	—	— (c)	—
Professional fees	585	1,389	164	168	244	272	160	89
Trustees’ fees	521	708	116	82	270	93	117	45
Printing and mailing costs	165	379	145	87	148	62	56	—
Registration and filing fees	804	2,223	185	138	22	140	722	69
Transfer agent fees	1,215	2,111	1,376	1,479	232	78	354	78
Other	872	1,749	108	636	345	245	163	161
Total expenses	111,489	202,055	39,355	54,461	44,463	27,835	33,222	32,664
Less amounts waived	(23,055)	(44,890)	(5,194)	(3,822)	(9,916)	(4,071)	(4,020)	(1,108)
Less earnings credits	(34)	(22)	(14)	(4)	— (c)	(6)	(4)	(13)
Less reimbursement for legal matters	(91)	(55)	(24)	(43)	(27)	(47)	(15)	(26)
Net expenses	88,309	157,088	34,123	50,592	34,520	23,711	29,183	31,517
Net Investment Income (Loss)	1,426,752	1,476,850	266,366	159,037	482,422	216,473	242,620	101,421

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	— (c)	(21)	3	—	—	1	97	4
Change in net assets resulting from operations	$1,426,752	$1,476,829	$266,369	$159,037	$482,422	$216,474	$242,717	$101,425

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Federal Money Market Fund				100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
	Period Ended 2/28/2006 (a)		Year Ended 8/31/2005		Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$77,809		$92,618		$137,487	$144,620	$229,171	$306,547	$29,026	$24,435
Dividend income	—		—		—	—	—	—	—	45
Income from securities lending (net)	—		—		950	—	—	—	—	—
Total investment income	77,809		92,618		138,437	144,620	229,171	306,547	29,026	24,480

EXPENSES:
Investment advisory fees	1,546		3,210		2,918	5,262	6,311	13,616	819	3,383
Administration fees	1,600		3,363		3,021	5,536	6,534	14,213	860	1,795
Distribution fees	106		229		947	2,038	242	605	844	924
Shareholder servicing fees	3,422		7,171		7,247	12,032	13,861	24,796	2,833	1,373
Custodian and accounting fees	81		154		150	217	302	641	21	20
Interest expense	—	(c)	1		— (c)	13	113	75	2	— (c)
Professional fees	75		127		104	171	185	378	45	25
Trustees’ fees	27		43		52	70	112	184	9	16
Printing and mailing costs	14		14		37	31	58	61	5	—
Registration and filing fees	27		307		255	29	157	677	67	37
Transfer agent fees	149		295		230	487	112	235	41	14
Other	63		144		98	195	207	438	22	33
Total expenses	7,110		15,058		15,059	26,081	28,194	55,919	5,568	7,620
Less amounts waived	(1,302)		(2,567)		(3,026)	(4,955)	(4,630)	(11,380)	(437)	(811)
Less earnings credits	—	(c)	—	(c)	— (c)	— (c)	(29)	(60)	(1)	(2)
Less expense reimbursements	—		—		—	(12)	—	—	—	—
Less reimbursement for legal matters	—		—		(11)	(6)	—	—	(4)	(7)
Net expenses	5,808		12,491		12,022	21,108	23,535	44,479	5,126	6,800
Net Investment Income (Loss)	72,001		80,127		126,415	123,512	205,636	262,068	23,900	17,680

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from investments	(1)		18		(9)	91	(3,166)	264	1	— (c)
Change in net assets resulting from operations	$72,000		$80,145		$126,406	$123,603	$202,470	$262,332	$23,901	$17,680

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(c)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,426,752	$1,476,850	$430,298	$266,366	$159,037	$49,285
Net realized gain (loss)	— (c)	(21)	(2)	3	—	10
Change in net assets resulting from operations	1,426,752	1,476,829	430,296	266,369	159,037	49,295

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(69,875)	(77,968)	(24,826)	(13,198)	(1,941)	—
Premier
From net investment income	(147,992)	(157,478)	(42,429)	(4,838)	(575)	—
Agency
From net investment income	(201,080)	(288,478)	(108,701)	(9,149)	(3,480)	—
Class B
From net investment income	(92)	(91)	(10)	(466)	(409)	(74)
Class C
From net investment income	(9)	(8)	— (c)	(8,475)	(968)	(12)
Institutional
From net investment income	(401,903)	(573,461)	(246,122)	(43,875)	(12,611)	—
Reserve
From net investment income	(7,450)	(5,147)	(1,380)	(76,876)	(59,449)	(20,434)
Select*
From net investment income	—	(4,222)	(5,302)	—	—	—
Investor
From net investment income	—	—	—	(40,119)	(50,637)	(28,792)
Cash Management
From net investment income	(1,384)	(1,384)	(215)	—	—	—
Capital
From net investment income	(596,983)	(368,613)	—	(69,403)	(29,353)	—
Service
From net investment income	—	—	—	— (c)	—	—
Total distributions to shareholders	(1,426,768)	(1,476,850)	(428,985)	(266,399)	(159,423)	(49,312)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,798,897)	25,352,498	(428,700)	(538,718)	2,958,828	(2,376,347)

NET ASSETS:
Change in net assets	(2,798,913)	25,352,477	(427,389)	(538,748)	2,958,442	(2,376,364)
Beginning of period	74,373,317	49,020,840	49,448,229	11,279,457	8,321,015	10,697,379
End of period	$71,574,404	$74,373,317	$49,020,840	$10,740,709	$11,279,457	$8,321,015
Accumulated undistributed (distributions in excess of) net investment income	$339	$355	$—	$(375)	$(342)	$(2)

*	Effective February 4, 2005, the Select Class was exchanged into the Premier Class.

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$482,422	$216,473	$97,614	$242,620	$101,421	$23,753
Net realized gain (loss)	—	1	(1)	97	4	3
Change in net assets resulting from operations	482,422	216,474	97,613	242,717	101,425	23,756

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(56,262)	(18,902)	—	(19,479)	(5,682)	—
Premier
From net investment income	(39,537)	(19,270)	(5,299)	(27,146)	(9,229)	—
Agency
From net investment income	(85,099)	(35,370)	(2,202)	(22,416)	(7,459)	—
Class B
From net investment income	—	—	—	(37)	(31)	(7)
Class C
From net investment income	—	—	—	(515)	(79)	(3)
Institutional
From net investment income	(55,073)	(21,940)	—	(90,662)	(14,307)	—
Reserve
From net investment income	(16,206)	(4,685)	—	(34,417)	(24,457)	(6,275)
Investor
From net investment income	—	—	—	(47,952)	(40,343)	(17,605)
Capital
From net investment income	(230,254)	(116,520)	(90,132)	—	—	—
Service
From net investment income	— (b)	—	—	—	—	—
Total distributions to shareholders	(482,431)	(216,687)	(97,633)	(242,624)	(101,587)	(23,890)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	7,283,865	7,219,915	(2,396,225)	1,898,737	4,076,503	(1,742,397)

NET ASSETS:
Change in net assets	7,283,856	7,219,702	(2,396,245)	1,898,830	4,076,341	(1,742,531)
Beginning of period	15,203,731	7,984,029	10,380,274	8,703,351	4,627,010	6,369,541
End of period	$22,487,587	$15,203,731	$7,984,029	$10,602,181	$8,703,351	$4,627,010
Accumulated undistributed (distributions in excess of) net investment income	$(112)	$(103)	$—	$17	$(47)	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$72,001	$80,127	$26,471	$126,415	$123,512	$31,340
Net realized gain (loss)	(1)	18	(13)	(9)	91	360
Change in net assets resulting from operations	72,000	80,145	26,458	126,406	123,603	31,700

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(3,604)	(4,250)	(1,183)	(30,047)	(35,756)	(9,828)
From net realized gains	—	—	—	—	—	(240)
Premier
From net investment income	(20,867)	(34,831)	(8,278)	(26,279)	(13,804)	(3,307)
From net realized gains	—	—	—	—	—	(62)
Agency
From net investment income	(3,056)	(5,916)	(3,007)	(11,849)	(16,045)	(6,476)
From net realized gains	—	—	—	—	—	(92)
Institutional
From net investment income	(44,453)	(35,126)	(13,846)	(26,156)	(32,424)	(11,693)
From net realized gains	—	—	—	—	—	(142)
Reserve
From net investment income	(21)	(4)	—	(26)	(25,547)	—
Capital
From net investment income	—	—	—	(31,956)	(2)	—
Total distributions to shareholders	(72,001)	(80,127)	(26,314)	(126,313)	(123,578)	(31,840)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(314,188)	789,329	(613,702)	711,432	1,576,925	226,764

NET ASSETS:
Change in net assets	(314,189)	789,347	(613,558)	711,525	1,576,950	226,624
Beginning of period	3,746,346	2,956,999	3,570,557	6,771,237	5,194,287	4,967,663
End of period	$3,432,157	$3,746,346	$2,956,999	$7,482,762	$6,771,237	$5,194,287
Accumulated undistributed (distributions in excess of) net investment income	$(18)	$(22)	$(24)	$206	$58	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Tax Free Money Market Fund			Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$205,636	$262,068	$95,866	$23,900	$17,680	$7,620
Change in realized gain (loss)	(3,166)	264	2,276	1	— (d)	30
Increase in net assets resulting from operations	202,470	262,332	98,142	23,901	17,680	7,650

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(5,438)	(8,638)	(2,913)	(1,273)	(206)	—
Premier
From net investment income	(63,803)	(70,008)	(22,205)	(13,132)	(13,017)	(6,183)
Agency
From net investment income	(9,632)	(15,256)	(6,935)	(552)	(2)	—
Institutional
From net investment income	(126,470)	(168,158)	(63,781)	(3,210)	(331)	—
Reserve
From net investment income	(27)	(9)	—	(5,114)	(4,156)	(1,492)
Service
From net investment income	—	—	—	— (d)	—	—
E*Trade(c)
From net investment income	—	—	—	(619)	—	—
Total distributions to shareholders	(205,370)	(262,069)	(95,834)	(23,900)	(17,712)	(7,675)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,377,190	661,870	3,319,798	608,641	79,184	(328,651)

NET ASSETS:
Change in net assets	1,374,290	662,133	3,322,106	608,642	79,152	(328,676)
Beginning of period	15,125,160	14,463,027	11,140,921	1,322,390	1,243,238	1,571,914
End of period	$16,499,450	$15,125,160	$14,463,027	$1,931,032	$1,322,390	$1,243,238
Accumulated undistributed (distributions in excess of) net investment income	$(751)	$(1,017)	$(3,704)	$— (d)	$(1)	$31

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(c)	Commencement of operations was January 17, 2006.
(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$13,163,914	$25,737,711	$28,531,137	$2,896,325	$323,978	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	22,165	—
Dividends reinvested	54,039	57,581	18,542	12,804	1,846	—
Cost of shares redeemed	(12,993,836)	(25,943,643)	(29,257,061)	(1,273,206)	(93,990)	—
Change in net assets from Morgan capital transactions	$224,117	$(148,351)	$(707,382)	$1,635,923	$253,999	$—
Premier
Proceeds from shares issued	$145,908,536	$73,419,211	$36,616,558	$1,696,255	$118,661	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	1,171,415	—	—	56,312	—
Dividends reinvested	47,488	50,169	7,332	1,980	139	—
Cost of shares redeemed	(147,083,581)	(71,950,491)	(36,148,850)	(1,462,651)	(94,296)	—
Change in net assets from Premier capital transactions	$(1,127,557)	$2,690,304	$475,040	$235,584	$80,816	$—
Agency
Proceeds from shares issued	$43,624,592	$92,782,107	$70,493,500	$3,140,660	$1,685,375	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	370,939	—	—	480,348	—
Dividends reinvested	148,602	213,021	75,149	7,948	3,296	—
Cost of shares redeemed	(46,822,411)	(92,629,099)	(71,547,879)	(3,425,102)	(1,686,412)	—
Change in net assets from Agency capital transactions	$(3,049,217)	$736,968	$(979,230)	$(276,494)	$482,607	$—
Class B
Proceeds from shares issued	$5,071	$5,208	$9,570	$5,585	$18,272	$27,676
Dividends reinvested	78	79	9	436	391	72
Cost of shares redeemed	(4,931)	(7,852)	(11,427)	(12,570)	(33,202)	(48,790)
Change in net assets from Class B capital transactions	$218	$(2,565)	$(1,848)	$(6,549)	$(14,539)	$(21,042)
Class C
Proceeds from shares issued	$988	$807	$1,951	457,954	$386,941	$16,674
Dividends reinvested	7	8	— (d)	8,465	961	10
Cost of shares redeemed	(772)	(1,089)	(1,853)	(270,638)	(48,901)	(17,667)
Change in net assets from Class C capital transactions	$223	$(274)	$98	$195,781	$339,001	$(983)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.
(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$124,415,924	$395,935,404	$274,336,135	$5,283,539	$3,190,767	$—
Dividends reinvested	183,727	250,432	106,287	39,217	12,138	—
Cost of shares redeemed	(125,016,470)	(401,183,552)	(273,004,211)	(4,892,730)	(1,749,987)	—
Change in net assets from Institutional capital transactions	$(416,819)	$(4,997,716)	$1,438,211	$430,026	$1,452,918	$—
Reserve
Proceeds from shares issued	$31,686,968	$20,430,584	$16,684,083	$364,271,548	$6,882,491	$10,556,221
Dividends reinvested	2,575	2,872	742	22,580	18,991	6,874
Cost of shares redeemed	(31,548,683)	(20,398,714)	(16,770,737)	(365,299,466)	(7,704,387)	(11,934,528)
Change in net assets from Reserve capital transactions	$140,860	$34,742	$(85,912)	$(1,005,338)	$(802,905)	$(1,371,433)
Select*
Proceeds from shares issued	$—	$(4,044,490)	$2,353,476	$—	$—	$—
Dividends reinvested	—	(7,864)	5,145	—	—	—
Cost of shares redeemed	—	3,384,915	(2,466,820)	—	—	—
Change in net assets from Select Class capital transactions	$—	$(667,439)	$(108,199)	$—	$—	$—
Investor
Proceeds from shares issued	$—	$—	$—	$1,594,866	$8,015,631	$11,330,873
Dividends reinvested	—	—	—	861	12,195	8,300
Cost of shares redeemed	—	—	—	(1,872,618)	(9,963,532)	(12,322,062)
Change in net assets from Investor capital transactions	$—	$—	$—	$(276,891)	$(1,935,706)	$(982,889)
Cash Management
Proceeds from shares issued	$219,676	$597,458	$757,843	$—	$—	$—
Dividends reinvested	1,297	1,053	158	—	—
Cost of shares redeemed	(235,830)	(585,289)	(1,217,479)	—	—	—
Change in net assets from Cash Management capital transactions	$(14,857)	$13,222	$(459,478)	$—	$—	$—
Capital
Proceeds from shares issued	$271,350,131	$214,882,796	$—	$18,507,984	$10,922,597	$—
Net assets acquired in a tax–free reorganization (Note 9)	—	14,825,395	—	—	1,999,916	—
Dividends reinvested	209,138	132,341	—	54,229	22,039	—
Cost of shares redeemed	(270,115,134)	(202,146,925)	—	(20,032,988)	(9,841,915)	—
Change in net assets from Capital capital transactions	$1,444,135	$27,693,607	$—	$(1,470,775)	$3,102,637	$—
Service
Proceeds from shares issued	$—	$—	$—	$15	$—	$—
Dividends reinvested	—	—	—	— (f)	—	—
Cost of shares redeemed	—	—	—	—	—	—
Change in net assets from Service capital transactions	$—	$—	$—	$15	$—	$—

*	Effective February 4, 2005, the Select Class was exchanged into Premier Shares.
(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Capital Shares on February 18, 2005.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of Service Shares on July 15, 2005.
(e)	Commencement of offering of Institutional and Capital Shares on February 18, 2005.
(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Morgan
Issued	13,163,914	25,737,688	28,531,134	2,896,325	323,979	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	22,164	—
Reinvested	54,039	57,582	18,542	12,804	1,846	—
Redeemed	(12,993,836)	(25,943,621)	(29,257,061)	(1,273,206)	(93,990)	—
Change in Morgan Shares	224,117	(148,351)	(707,385)	1,635,923	253,999	—
Premier
Issued	145,908,536	68,588,849	36,616,555	1,696,255	118,660	—
Shares issued in connection with Fund reorganization (Note 9)	—	1,171,410	—	—	56,312	—
Reinvested	47,488	38,447	7,332	1,980	139	—
Redeemed	(147,083,581)	(67,108,473)	(36,148,850)	(1,462,651)	(94,295)	—
Change in Premier Shares	(1,127,557)	2,690,233	475,037	235,584	80,816	—
Agency
Issued	43,624,592	92,782,107	70,493,494	3,140,660	1,685,375	—
Shares issued in connection with Fund reorganization (Note 9)	—	370,943	—	—	480,349	—
Reinvested	148,602	213,021	75,149	7,947	3,296	—
Redeemed	(46,822,411)	(92,629,097)	(71,547,879)	(3,425,102)	(1,686,410)	—
Change in Agency Shares	(3,049,217)	736,974	(979,236)	(276,495)	482,610	—

Class B
Issued	5,071	5,208	9,570	5,585	18,272	27,676
Reinvested	78	79	9	436	391	72
Redeemed	(4,932)	(7,852)	(11,427)	(12,570)	(33,202)	(48,790)
Change in Class B Shares	217	(2,565)	(1,848)	(6,549)	(14,539)	(21,042)
Class C
Issued	988	807	1,951	457,954	386,941	16,674
Reinvested	7	8	— (d)	8,465	961	10
Redeemed	(772)	(1,089)	(1,853)	(270,638)	(48,901)	(17,667)
Change in Class C Shares	223	(274)	98	195,781	339,001	(983)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.
(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Institutional
Issued	124,415,924	395,935,405	274,336,125	5,283,538	3,190,767	—
Reinvested	183,727	250,432	106,287	39,218	12,137	—
Redeemed	(125,016,470)	(401,183,550)	(273,004,210)	(4,892,730)	(1,749,983)	—
Change in Institutional Shares	(416,819)	(4,997,713)	1,438,202	430,026	1,452,921	—
Reserve
Issued	31,686,968	20,430,584	16,684,083	364,271,548	6,882,490	10,556,221
Reinvested	2,575	2,872	741	22,581	18,991	6,874
Redeemed	(31,548,683)	(20,398,715)	(16,770,738)	(365,299,467)	(7,704,379)	(11,934,528)
Change in Reserve Shares	140,860	34,741	(85,914)	(1,005,338)	(802,898)	(1,371,433)
Select*
Issued	—	785,873	2,353,476	—	—	—
Reinvested	—	3,858	5,145	—	—	—
Redeemed		(1,457,102)	(2,466,820)	—	—	—
Change in Select Class Shares	—	(667,371)	(108,199)	—	—	—
Investor
Issued	—	—	—	1,594,867	8,015,600	11,330,873
Reinvested	—	—	—	861	12,225	8,300
Redeemed	—	—	—	(1,872,618)	(9,963,528)	(12,322,062)
Change in Investor Shares	—	—	—	(276,890)	(1,935,703)	(982,889)
Cash Management
Issued	219,676	597,457	757,843	—	—	—
Reinvested	1,297	1,053	159	—	—	—
Redeemed	(235,830)	(585,289)	(1,217,479)	—	—	—
Change in Cash Management Shares	(14,857)	13,221	(459,477)	—	—	—
Capital
Issued	271,350,131	214,882,796	—	18,507,984	10,922,595	—
Shares issued in connection with Fund reorganization (Note 9)	—	14,825,420	—	—	1,999,897	—
Reinvested	209,138	132,341	—	54,229	22,039	—
Redeemed	(270,115,134)	(202,146,923)	—	(20,032,988)	(9,841,907)	—
Change in Capital Shares	1,444,135	27,693,634	—	(1,470,775)	3,102,624	—
Service Class
Issued	—	—	—	15	—	—
Reinvested	—	—	—	— (f)	—	—
Redeemed	—	—	—	—	—	—
Change in Service Class Shares	—	—	—	15	—

*	Effective February 4, 2005, the Select Class was exchanged into Premier Shares.
(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Capital Shares on February 18, 2005.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of Service Shares on July 15, 2005.
(e)	Commencement of offering of Institutional and Capital Shares on February 18, 2005.
(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund				U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)		Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$144,336,105		$73,873,031	$—	$3,058,729	$1,508,859	$—
Net assets acquired in a tax-free reorganization (Note 9)	—		2,602,083	—	—	646,969	—
Dividends reinvested	19,507		6,309	—	8,018	2,462	—
Cost of shares redeemed	(144,152,735)		(74,035,964)	—	(3,003,941)	(1,345,481)	—
Change in net assets from Morgan capital transactions	$202,877		$2,445,459	$—	$62,806	$812,809	$—
Premier
Proceeds from shares issued	$113,199,105		$4,734,062	$3,514,615	$6,220,158	$1,957,053	$—
Net assets acquired in a tax-free reorganization (Note 9)	—		834,347	—	—	1,345,010	—
Dividends reinvested	12,501		5,473	677	4,789	1,470	—
Cost of shares redeemed	(112,670,398)		(4,885,718)	(3,557,030)	(6,069,511)	(2,294,006)	—
Change in net assets from Premier capital transactions	$541,208		$688,164	$(41,738)	$155,436	$1,009,527	$—
Agency
Proceeds from shares issued	$29,406,736		$16,284,750	$642,380	$7,473,267	$5,099,820	$—
Net assets acquired in a tax-free reorganization (Note 9)	—		3,579,682	—	—	869,931	—
Dividends reinvested	58,953		26,698	1,090	15,272	5,562	—
Cost of shares redeemed	(29,994,480)		(15,943,537)	(1,123,375)	(7,491,788)	(5,077,180)	—
Change in net assets from Agency capital transactions	$(528,791)		$3,947,593	$(479,905)	$(3,249)	$898,133	$—
Class B
Proceeds from shares issued	$—		$—	$—	$314	$1,657	$1,353
Dividends reinvested	—		—	—	35	30	6
Cost of shares redeemed	—		—	—	(888)	(2,189)	(1,595)
Change in net assets from Class B capital transactions	$—		$—	$—	$(539)	$(502)	$(236)
Class C
Proceeds from shares issued	$—	$		$—	$42,134	$33,110	$2,264
Dividends reinvested	—		—	—	508	79	2
Cost of shares redeemed	—		—	—	(49,083)	(6,149)	(2,587)
Change in net assets from Class C capital transactions	$—		$—	$—	$(6,441)	$27,040	$(321)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Morgan Shares on February 18, 2005.
(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a) (b)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$10,880,860	$7,123,597	$—	$11,165,668	$6,235,442	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	2,277,446	—	—	648,830	—
Dividends reinvested	27,421	12,597	—	30,961	4,745	—
Cost of shares redeemed	(10,611,070)	(7,396,447)	—	(8,750,816)	(5,183,435)	—
Change in net assets from Institutional capital transactions	$297,211	$2,017,193	$—	$2,445,813	$1,705,582	$—
Reserve
Proceeds from shares issued	$111,526,567	$896,641	$—	$190,515,282	$7,728,605	$3,915,046
Net assets acquired in a tax-free reorganization (Note 9)	—	500,579	—	—	229,956	—
Dividends reinvested	254	1	—	7,547	6,873	1,485
Cost of shares redeemed	(111,556,459)	(647,740)	—	(190,755,664)	(7,930,586)	(4,666,564)
Change in net assets from Reserve capital transactions	$(29,638)	$749,481	$—	$(232,835)	$34,848	$(750,033)
Investor
Proceeds from shares issued	$—	$—	$—	$2,137,328	$4,591,861	$5,127,030
Dividends reinvested	—	—	—	60	43	23
Cost of shares redeemed	—	—	—	(2,659,642)	(5,002,838)	(6,118,861)
Change in net assets from Investor capital transactions	$—	$—	$—	$(522,254)	$(410,934)	$(991,808)
Capital
Proceeds from shares issued	$37,432,817	$30,953,998	$39,984,048	$—	$—	$—
Dividends reinvested	61,939	29,195	14,552	—	—	—
Cost of shares redeemed	(30,693,773)	(33,611,168)	(41,873,182)	—	—	—
Change in net assets from Capital capital transactions	$6,800,983	$(2,627,975)	$(1,874,582)	$—	$—	$—
Service
Proceeds from shares issued	$15	$—	$—	$—	$—	$—
Dividends reinvested	— (e)	—	—	—	—	—
Cost of shares redeemed	— (e)	—	—	—	—	—
Change in net assets from Service capital transactions	$15	$—	$—	$—	$—	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Service Shares on July 15, 2005.
(c)	Commencement of offering of Institutional and Reserve Shares on February 18, 2005.
(d)	Commencement of offering of Institutional Shares on February 18, 2005.
(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Morgan
Issued	144,336,106	73,873,031	—	3,058,729	1,508,856	—
Shares issued in connection with Fund reorganization (Note 9)	—	2,602,203	—	—	647,035	—
Reinvested	19,507	6,308	—	8,018	2,462	—
Redeemed	(144,152,735)	(74,035,964)	—	(3,003,941)	(1,345,481)	—
Change in Morgan Shares	202,878	2,445,578	—	62,806	812,872	—
Premier
Issued	113,199,104	4,734,062	3,514,615	6,220,158	1,957,049	—
Shares issued in connection with Fund reorganization (Note 9)	—	834,357	—	—	1,345,102	—
Reinvested	12,501	5,473	677	4,789	1,470	—
Redeemed	(112,670,398)	(4,885,718)	(3,557,030)	(6,069,511)	(2,294,006)	—
Change in Premier Shares	541,207	688,174	(41,738)	155,436	1,009,615	—
Agency
Issued	29,406,736	16,284,749	642,380	7,473,267	5,099,817	—
Shares issued in connection with Fund reorganization (Note 9)	—	3,579,738	—	—	869,798	—
Reinvested	58,953	26,697	1,090	15,272	5,563	—
Redeemed	(29,994,480)	(15,943,537)	(1,123,375)	(7,491,789)	(5,077,180)	—
Change in Agency Shares	(528,791)	3,947,647	(479,905)	(3,250)	897,998	—
Class B
Issued	—	—	—	314	1,657	1,353
Reinvested	—	—	—	35	29	6
Redeemed	—	—	—	(888)	(2,188)	(1,595)
Change in Class B Shares	—	—	—	(539)	(502)	(236)
Class C
Issued	—	—	—	42,134	33,111	2,264
Reinvested	—	—	—	508	79	2
Redeemed		—	—	(49,083)	(6,149)	(2,587)
Change in Class C Shares	—	—	—	(6,441)	27,041	(321)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Morgan Shares on February 18, 2005.
(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)(b)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Institutional
Issued	10,880,860	7,123,597	—	11,165,668	6,235,437	—
Shares issued in connection with Fund reorganization (Note 9)	—	2,277,485	—	—	648,863	—
Reinvested	27,421	12,597	—	30,961	4,744	—
Redeemed	(10,611,070)	(7,396,447)	—	(8,750,816)	(5,183,434)	—
Change in Institutional Shares	297,211	2,017,232	—	2,445,813	1,705,610	—
Reserve
Issued	111,526,566	896,642	—	190,515,283	7,728,599	3,915,046
Shares issued in connection with Fund reorganization (Note 9)	—	500,579	—	—	229,976	—
Reinvested	254	1	—	7,547	6,873	1,485
Redeemed	(111,556,459)	(647,740)	—	(190,755,665)	(7,930,586)	(4,666,564)
Change in Reserve Shares	(29,639)	749,482	—	(232,835)	34,862	(750,033)
Investor
Issued	—	—	—	2,137,328	4,591,852	5,127,030
Reinvested	—	—	—	60	43	23
Redeemed	—	—	—	(2,659,642)	(5,002,838)	(6,118,861)
Change in Investor Shares	—	—	—	(522,254)	(410,943)	(991,808)
Capital Class
Issued	37,432,817	30,953,997	39,984,048	—	—	—
Reinvested	61,939	29,195	14,552	—	—	—
Redeemed	(30,693,773)	(33,611,168)	(41,873,182)	—	—	—
Change in Capital Shares	6,800,983	(2,627,976)	(1,874,582)	—	—	—
Service
Issued	15	—	—	—	—	—
Reinvested	— (e)	—	—	—	—	—
Redeemed	— (e)	—	—	—	—	—
Change in Service Class Shares	15	—	—	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Service Shares on July 15, 2005.
(c)	Commencement of offering of Institutional and Reserve Shares on February 18, 2005.
(d)	Commencement of offering of Institutional Shares on February 18, 2005.
(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$3,591,453	$7,865,771	$8,145,328	$3,776,738	$7,848,500	$7,912,375
Dividends reinvested	2,267	2,697	772	20,513	22,755	5,966
Cost of shares redeemed	(3,607,679)	(7,886,225)	(8,218,459)	(3,916,315)	(7,707,406)	(8,584,650)
Change in net assets from Morgan capital transactions	$(13,959)	$(17,757)	$(72,359)	$(119,064)	$163,849	$(666,309)
Premier
Proceeds from shares issued	$2,120,277	$7,999,963	$6,145,699	$46,287,989	$15,473,968	$2,052,207
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	366,113	—
Dividends reinvested	8,886	13,358	1,151	3,878	3,763	1,002
Cost of shares redeemed	(2,875,367)	(7,567,871)	(6,303,804)	(45,793,996)	(15,398,519)	(1,977,362)
Change in net assets from Premier capital transactions	$(746,204)	$445,450	$(156,954)	$497,871	$445,325	$75,847
Agency
Proceeds from shares issued	$800,315	$2,061,609	$1,760,008	$4,013,823	$8,999,161	$7,572,496
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	134,217	—
Dividends reinvested	920	1,774	680	9,421	12,402	5,231
Cost of shares redeemed	(804,017)	(2,249,246)	(1,704,720)	(3,662,766)	(9,191,447)	(7,611,019)
Change in net assets from Agency capital transactions	$(2,782)	$(185,863)	$55,968	$360,478	$(45,667)	$(33,292)
Institutional
Proceeds from shares issued	$6,859,699	$6,271,911	$6,212,013	$3,814,741	$8,634,846	$9,026,083
Dividends reinvested	19,399	14,682	6,531	12,746	18,480	5,270
Cost of shares redeemed	(6,430,008)	(5,740,187)	(6,658,901)	(3,566,262)	(9,311,878)	(8,180,835)
Change in net assets from Institutional capital transactions	$449,090	$546,406	$(440,357)	$261,225	$(658,552)	$850,518
Reserve
Proceeds from shares issued	$9,025	$3,075	$—	$5,795	$1,594	$—
Dividends reinvested	21	4	—	26	2	—
Cost of shares redeemed	(9,379)	(1,986)	—	(4,126)	(629)	—
Change in net assets from Reserve capital transactions	$(333)	$1,093	$—	$1,695	$967	$—
Capital
Proceeds from shares issued	$—	$—	$—	$2,812,944	$3,557,673	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	2,002,704	—
Dividends reinvested	—	—	—	3,770	2,796	—
Cost of shares redeemed	—	—	—	(3,107,487)	(3,892,170)	—
Change in net assets from Capital capital transactions	$—	$—	$—	$(290,773)	$1,671,003	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Reserve Shares on February 18, 2005.
(c)	Commencement of offering Reserve and Capital Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004
SHARE TRANSACTIONS:
Morgan
Issued	3,591,453	7,865,771	8,145,329	3,776,738	7,848,500	7,912,375
Reinvested	2,267	2,697	772	20,513	22,755	5,966
Redeemed	(3,607,679)	(7,886,225)	(8,218,459)	(3,916,315)	(7,707,406)	(8,584,650)
Change in Morgan Shares	(13,959)	(17,757)	(72,358)	(119,064)	163,849	(666,309)
Premier
Issued	2,120,277	7,999,963	6,145,699	46,287,988	15,473,968	2,052,207
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	366,115	—
Reinvested	8,886	13,358	1,151	3,878	3,764	1,002
Redeemed	(2,875,367)	(7,567,871)	(6,303,805)	(45,793,996)	(15,398,519)	(1,977,362)
Change in Premier Shares	(746,204)	445,450	(156,955)	497,870	445,328	75,847
Agency
Issued	800,315	2,061,609	1,760,008	4,013,823	8,999,161	7,572,496
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	134,233	—
Reinvested	920	1,774	680	9,421	12,402	5,231
Redeemed	(804,017)	(2,249,246)	(1,704,720)	(3,662,767)	(9,191,447)	(7,611,019)
Change in Agency Shares	(2,782)	(185,863)	55,968	360,477	(45,651)	(33,292)
Institutional
Issued	6,859,698	6,271,911	6,212,013	3,814,741	8,634,846	9,026,083
Reinvested	19,399	14,682	6,531	12,746	18,480	5,270
Redeemed	(6,430,008)	(5,740,187)	(6,658,902)	(3,566,262)	(9,311,878)	(8,180,835)
Change in Institutional Shares	449,089	546,406	(440,358)	261,225	(658,552)	850,518
Reserve
Proceeds from shares issued	9,025	3,075	—	5,796	1,594	—
Dividends reinvested	21	4	—	26	2	—
Cost of shares redeemed	(9,379)	(1,986)	—	(4,126)	(629)	—
Change in Reserve Shares	(333)	1,093	—	1,696	967	—
Capital
Proceeds from shares issued	—	—	—	2,812,944	3,557,673	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	2,002,826	—
Dividends reinvested	—	—	—	3,770	2,796	—
Cost of shares redeemed	—	—	—	(3,107,487)	(3,892,170)	—
Change in Capital Shares	—	—	—	(290,773)	1,671,125	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Reserve Shares on February 18, 2005.
(c)	Commencement of offering of Reserve and Capital Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund			Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$2,799,394	$1,767,790	$1,537,763	$741,863	$46,984	$—
Dividends reinvested	3,163	4,185	1,329	1,243	193	—
Cost of shares redeemed	(2,894,678)	(1,780,647)	(1,627,755)	(531,478)	(10,682)	—
Change in net assets from Morgan capital transactions	$(92,121)	$(8,672)	$(88,663)	$211,628	$36,495	$—
Premier
Proceeds from shares issued	$13,397,911	$20,165,881	$14,291,488	$882,315	$1,116,456	$1,206,619
Dividends reinvested	4,958	5,776	1,919	145	71	87
Cost of shares redeemed	(11,968,103)	(19,524,300)	(13,684,608)	(802,925)	(1,156,677)	(1,424,316)
Change in net assets from Premier capital transactions	$1,434,766	$647,357	$608,799	$79,535	$(40,150)	$(217,610)
Agency
Proceeds from shares issued	$1,877,740	$4,923,353	$3,960,294	$251,364	$1,315	$—
Dividends reinvested	5,250	7,064	3,502	543	2	—
Cost of shares redeemed	(2,343,079)	(5,199,043)	(3,515,553)	(206,390)	(1,300)	—
Change in net assets from Agency capital transactions	$(460,089)	$(268,626)	$448,243	$45,517	$17	$—
Institutional
Proceeds from shares issued	$38,074,120	$60,613,671	$46,856,063	$959,914	$263,164	$—
Dividends reinvested	69,083	91,305	32,994	490	29	—
Cost of shares redeemed	(37,648,976)	(60,415,589)	(44,537,638)	(795,397)	(178,438)	—
Change in net assets from Institutional capital transactions	$494,227	$289,387	$2,351,419	$165,007	$84,755	$—
Reserve
Proceeds from shares issued	$4,674	$4,583	$—	$28,410,335	$1,684,229	$1,168,296
Dividends reinvested	19	7	—	2,218	2,114	831
Cost of shares redeemed	(4,286)	(2,166)	—	(28,612,979)	(1,688,276)	(1,280,168)
Change in net assets from Reserve capital transactions	$407	$2,424	$—	$(200,426)	$(1,933)	$(111,041)
Service
Proceeds from shares issued	$—	$—	$—	$15	$—	$—
Dividends reinvested	—	—	—	— (f)	—	—
Cost of shares redeemed	—	—	—	—	—	—
Change in net assets from Service Class capital transactions	$—	$—	$—	$15	$—	$—
E*Trade
Proceeds from shares issued	$—	$—	$—	$315,961	$—	$—
Dividends reinvested	—	—	—	619	—	—
Cost of shares redeemed	—	—	—	(9,215)	—	—
Change in net assets from E*Trade capital transactions	$—	$—	$—	$307,365	$—	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Reserve Shares on February 18, 2005.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of E*Trade Shares on January 17, 2006.
(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.
(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Tax Free Money Market Fund			Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Morgan
Issued	2,799,394	1,767,791	1,537,762	741,863	46,984	—
Reinvested	3,163	4,185	1,329	1,243	192	—
Redeemed	(2,894,678)	(1,780,647)	(1,627,755)	(531,478)	(10,681)	—
Change in Morgan Shares	(92,121)	(8,671)	(88,664)	211,628	36,495	—
Premier
Issued	13,397,911	20,165,881	14,291,489	882,315	1,116,456	1,206,619
Reinvested	4,958	5,777	1,919	145	71	87
Redeemed	(11,968,103)	(19,524,298)	(13,684,608)	(802,925)	(1,156,677)	(1,424,316)
Change in Premier Shares	1,434,766	647,360	608,800	79,535	(40,150)	(217,610)
Agency
Issued	1,877,739	4,923,353	3,960,294	251,364	1,315	—
Reinvested	5,250	7,064	3,502	543	2	—
Redeemed	(2,343,078)	(5,199,042)	(3,515,553)	(206,390)	(1,300)	—
Change in Agency Shares	(460,089)	(268,625)	448,243	45,517	17	—
Institutional
Issued	38,074,120	60,613,671	46,856,075	959,913	263,164	—
Reinvested	69,083	91,304	32,994	490	29	—
Redeemed	(37,648,976)	(60,415,582)	(44,537,638)	(795,397)	(178,438)	—
Change in Institutional Shares	494,227	289,393	2,351,431	165,006	84,755	—
Reserve
Issued	4,674	4,582	—	28,410,335	1,684,229	1,168,296
Reinvested	19	7	—	2,218	2,114	831
Redeemed	(4,286)	(2,166)	—	(28,612,979)	(1,688,276)	(1,280,168)
Change in Reserve Shares	407	2,423	—	(200,426)	(1,933)	(111,041)
Service Class
Issued	—	—	—	15	—	—
Reinvested	—	—	—	— (f)	—	—
Redeemed	—	—	—	—	—	—
Change in Service Class Shares	—	—	—	15	—	—
E*Trade
Proceeds from shares issued	—	—	—	315,961	—	—
Dividends reinvested	—	—	—	619	—	—
Cost of shares redeemed	—	—	—	(9,215)	—	—
Change in E*Trade Shares	—	—	—	307,365	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Reserve Shares on February 18, 2005.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of E*Trade Shares on January 17, 2006.
(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.
(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(f)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)

U.S. Government Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)

Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.80%	$3,995,204	0.51%	3.61%	0.53%
1.00	2.08	3,771,089	0.55	2.05	0.58
1.00	0.59	3,919,246	0.59	0.59	0.63
1.00	0.87	4,627,000	0.59	0.90	0.62
1.00	1.71	7,552,000	0.58	1.72	0.61
1.00	5.10	10,367,000	0.59	4.82	0.61

1.00	2.26	1,889,908	0.59	3.56	0.64
1.00	0.84	253,991	0.59	2.36	0.64

1.00	2.24	2,648,298	0.59	3.34	0.63
1.00	0.81	2,445,422	0.59	2.26	0.63

1.00	2.16	875,609	0.59	3.20	0.64
1.00	0.78	812,795	0.59	2.20	0.62

1.00	1.72	206,926	0.59	3.44	0.64
1.00	1.88	220,885	0.64	1.85	0.72
1.00	0.41	238,643	0.70	0.40	0.79
1.00	0.70	310,996	0.70	0.72	0.79
1.00	1.51	451,881	0.70	1.53	0.72
1.00	4.84	658,008	0.70	4.57	0.74

1.00	1.59	1,913,521	0.59	3.18	0.64
1.00	1.75	2,032,558	0.59	1.75	0.66
1.00	0.45	1,868,692	0.59	0.43	0.69
1.00	0.75	2,535,204	0.59	0.77	0.69
1.00	1.55	3,525,590	0.59	1.53	0.69
1.00	4.75	4,026,670	0.59	4.59	0.71

1.00	1.15	465,810	0.59	2.37	0.63
1.00	1.43	557,839	0.59	1.43	0.66
1.00	0.48	566,501	0.59	0.48	0.68
1.00	0.69	655,098	0.59	0.72	0.69
1.00	1.21	903,000	0.59	1.14	0.69
1.00	3.13	906,754	0.59	3.09	0.72

1.00	1.49	248,123	0.59	2.33	0.64
1.00	0.63	36,495	0.59	1.79	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(f)	$0.02	$(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)

U.S. Government Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)

Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.83%	$7,450,365	0.45%	3.65%	0.48%
1.00	2.18	8,577,924	0.45	2.22	0.48
1.00	0.73	5,887,641	0.45	0.73	0.47
1.00	1.01	5,411,913	0.45	1.00	0.46
1.00	1.85	5,182,000	0.44	1.80	0.47
1.00	5.25	2,153,000	0.45	4.96	0.49

1.00	2.36	316,397	0.45	3.61	0.49
1.00	0.89	80,814	0.45	2.52	0.52

1.00	2.37	1,957,807	0.39	3.56	0.48
1.00	1.79	1,416,600	0.39	1.94	0.44
1.00	0.72	728,456	0.39	0.71	0.39
1.00	1.15	770,196	0.39	1.13	0.39
1.00	2.21	699,907	0.37	2.24	0.39
1.00	5.71	778,727	0.35	5.33	0.39

1.00	2.25	1,164,950	0.45	3.36	0.49
1.00	0.83	1,009,503	0.45	2.32	0.47

1.00	1.79	756,761	0.45	3.52	0.49
1.00	2.08	1,502,964	0.45	2.13	0.49
1.00	0.66	1,057,504	0.45	0.65	0.48
1.00	0.95	1,214,705	0.45	0.96	0.47
1.00	1.77	1,403,875	0.45	1.73	0.47
1.00	5.07	275,695	0.49	4.78	0.49

1.00	1.69	1,507,936	0.39	3.48	0.49
1.00	1.92	1,010,061	0.41	2.08	0.48
1.00	0.58	564,734	0.46	0.57	0.47
1.00	0.88	488,963	0.46	0.85	0.47
1.00	1.68	352,873	0.46	1.52	0.48
1.00	4.84	133,245	0.48	4.70	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.01	$—	(f)	$0.01	$(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2001	1.00	0.03	—		0.03	(0.03)

Municipal Money Market Fund (d)
July 1, 2005 to February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 19, 2005, Class I was renamed as Premier Shares.
(e)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.22%	$6,120,346	0.45%	2.47%	0.48%
1.00	1.58	4,686,356	0.45	1.57	0.48
1.00	0.62	4,038,922	0.45	0.62	0.47
1.00	0.83	3,429,000	0.45	0.82	0.47
1.00	1.35	3,066,000	0.45	1.25	0.48
1.00	3.21	115,565	0.51	3.17	0.53

1.00	1.58	906,870	0.45	2.36	0.48
1.00	1.42	827,335	0.45	1.39	0.51
1.00	0.61	867,509	0.45	0.60	0.53
1.00	0.96	1,085,136	0.45	0.96	0.53
1.00	1.45	1,290,395	0.45	1.38	0.53
1.00	3.48	977,300	0.45	3.43	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(g)	$0.02	$(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)
Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)
U.S. Government Money Market Fund (f)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
November 1, 2001 (e) to June 30, 2002	1.00	0.01	—		0.01	(0.01)
U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)
Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)
100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)
Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(g)	0.01	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.03	—		0.03	(0.03)
Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Effective February 19, 2005, Administrative Class was renamed as Agency Shares.
(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	1.93%	$9,357,166	0.26%	3.84%	0.33%
1.00	2.37	12,406,388	0.26	2.35	0.33
1.00	0.93	11,669,540	0.26	0.92	0.32
1.00	1.20	12,648,000	0.26	1.20	0.31
1.00	2.05	12,562,000	0.25	2.08	0.32
1.00	5.45	16,676,000	0.26	5.15	0.33

1.00	2.49	206,098	0.26	3.68	0.34
1.00	0.96	482,594	0.26	2.68	0.37

1.00	2.48	3,516,960	0.24	3.65	0.33
1.00	1.95	4,045,754	0.24	2.55	0.32
1.00	0.87	98,212	0.24	0.86	0.24
1.00	1.30	578,118	0.24	1.14	0.24
1.00	1.21	81,789	0.24	1.72	0.24

1.00	2.38	894,875	0.26	3.55	0.34
1.00	0.89	898,116	0.26	2.52	0.32

1.00	1.89	200,822	0.26	3.74	0.34
1.00	2.27	203,604	0.26	2.17	0.34
1.00	0.85	389,465	0.26	0.85	0.33
1.00	1.14	333,490	0.26	1.20	0.33
1.00	1.96	522,503	0.26	2.02	0.32
1.00	5.30	1,169,232	0.26	5.01	0.34

1.00	1.77	1,098,879	0.24	3.56	0.34
1.00	2.10	738,403	0.24	2.09	0.33
1.00	0.79	784,065	0.25	0.78	0.32
1.00	1.09	818,000	0.25	1.11	0.32
1.00	1.89	1,090,033	0.25	1.86	0.32
1.00	5.11	1,169,893	0.25	4.93	0.35

1.00	1.31	444,492	0.26	2.63	0.33
1.00	1.77	904,664	0.26	1.74	0.33
1.00	0.81	1,173,270	0.26	0.82	0.32
1.00	1.02	724,817	0.26	1.05	0.33
1.00	1.54	1,091,000	0.26	1.45	0.33
1.00	3.47	921,139	0.26	3.42	0.36

1.00	1.71	45,534	0.26	2.71	0.34
1.00	0.75	17	0.26	2.34	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.04		—		0.04		(0.04)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.04		—		0.04		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.57%	$5,907	0.97%	3.16%	1.18%
1.00	1.52	5,690	1.11	1.58	1.23
1.00	0.12	8,247	1.06	0.12	1.28
1.00	0.25	10,093	1.21	0.27	1.27
1.00	1.05	13,296	1.23	1.10	1.26
1.00	4.43	17,726	1.24	4.17	1.26

1.00	2.01	20,450	0.97	2.97	1.19
1.00	1.27	26,999	1.01	1.17	1.44
1.00	0.15	41,540	1.02	0.15	1.54
1.00	0.33	62,581	1.33	0.32	1.55
1.00	1.12	38,690	1.52	1.08	1.55
1.00	4.58	33,898	1.52	4.22	1.55

1.00	1.90	1,819	0.97	2.82	1.19
1.00	1.25	2,358	0.87	1.18	1.42
1.00	0.24	2,860	0.82	0.24	1.52
1.00	0.31	3,096	1.17	0.31	1.53
1.00	1.05	1,735	1.52	0.95	1.53
1.00	4.27	1,014	1.52	4.17	1.54

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.04		—		0.04		(0.04)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.04		—		0.04		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.57%	$611	0.97%	3.21%	1.18%
1.00	1.52	387	1.11	1.54	1.23
1.00	0.12	661	1.07	0.13	1.28
1.00	0.25	564	1.21	0.25	1.27
1.00	1.05	628	1.23	1.16	1.26
1.00	4.43	302	1.24	4.17	1.26

1.00	2.01	543,064	0.97	3.04	1.19
1.00	1.27	347,285	0.97	2.06	1.23
1.00	0.15	8,284	1.02	0.15	1.52
1.00	0.33	9,267	1.33	0.31	1.55
1.00	1.12	3,430	1.52	0.95	1.55
1.00	4.58	1,266	1.52	4.30	1.56

1.00	1.90	21,148	0.97	2.82	1.19
1.00	1.25	27,589	0.96	1.90	1.21
1.00	0.24	548	0.83	0.24	1.53
1.00	0.31	869	1.19	0.30	1.53
1.00	1.05	682	1.52	1.02	1.53
1.00	4.27	459	1.52	4.00	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(f)	$0.02	$(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(f)	0.03	(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)

U.S. Government Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)

Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)

Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)

Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	1.96%	$21,099,369	0.20%	3.91%	0.28%
1.00	2.43	21,516,192	0.20	2.36	0.30
1.00	0.99	26,513,965	0.20	0.99	0.32
1.00	1.27	25,075,000	0.20	1.24	0.31
1.00	2.02	21,881,000	0.19	2.06	0.32

1.00	2.53	1,882,903	0.20	3.77	0.29
1.00	0.98	1,452,881	0.20	2.76	0.32

1.00	2.50	2,314,372	0.20	3.76	0.28
1.00	0.94	2,017,162	0.20	2.66	0.28

1.00	2.42	4,151,409	0.20	3.72	0.29
1.00	0.92	1,705,565	0.20	2.61	0.27

1.00	1.92	2,266,888	0.20	3.86	0.29
1.00	2.34	1,817,800	0.20	2.36	0.31
1.00	0.91	1,271,387	0.20	0.90	0.32
1.00	1.20	1,712,000	0.20	1.20	0.32
1.00	1.93	1,953,000	0.20	1.97	0.32

1.00	1.79	1,579,514	0.20	3.59	0.29
1.00	2.14	1,318,264	0.20	2.07	0.30
1.00	0.84	1,976,796	0.20	0.84	0.31
1.00	1.14	1,126,307	0.20	1.08	0.32
1.00	1.85	267,011	0.20	1.67	0.33

1.00	1.34	9,465,973	0.20	2.69	0.28
1.00	1.83	8,973,878	0.20	1.81	0.30
1.00	0.87	8,684,334	0.20	0.87	0.31
1.00	1.09	6,332,000	0.20	1.05	0.32
1.00	1.54	3,889,112	0.20	1.46	0.33

1.00	1.75	249,762	0.20	2.71	0.29
1.00	0.77	84,755	0.20	2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(g)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)

Liquid Assets Money Market Fund (e)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Government Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)
February 19, 2005 (f) to June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)

U.S. Treasury Plus Money Market Fund (e)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)

Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(g)	0.01		(0.01)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)

Municipal Money Market Fund (e)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares.
(f)	Commencement of offering of class of shares.
(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.71%	$445,119	0.70%	3.45%	0.73%
1.00	1.92	304,259	0.70	1.92	0.73
1.00	0.48	269,516	0.70	0.48	0.73
1.00	0.76	355,358	0.70	0.76	0.71
1.00	1.60	393,000	0.68	1.41	0.72
1.00	4.88	10,002	0.79	4.62	2.17

1.00	2.19	2,564,187	0.70	3.25	0.74
1.00	1.53	3,569,531	0.75	1.48	0.78
1.00	0.40	4,372,583	0.77	0.40	0.79
1.00	0.89	5,744,025	0.77	0.90	0.80
1.00	1.88	6,521,235	0.77	1.88	0.80
1.00	5.37	7,342,790	0.77	5.01	0.80

1.00	2.17	719,836	0.69	3.23	0.73
1.00	0.77	749,475	0.69	2.19	0.73

1.00	2.08	1,504,955	0.70	3.10	0.74
1.00	1.38	1,737,775	0.74	1.40	0.75
1.00	0.29	1,702,965	0.77	0.29	0.77
1.00	0.73	2,453,050	0.77	0.75	0.78
1.00	1.81	3,162,893	0.77	1.80	0.78
1.00	5.05	3,512,937	0.77	4.75	0.78

1.00	1.67	760	0.70	3.30	0.74
1.00	1.21	1,093	0.70	2.65	0.73

1.00	1.54	2,663	0.68	3.21	0.74
1.00	1.11	968	0.68	2.37	0.73

1.00	1.09	2,829	0.70	2.17	0.73
1.00	0.86	2,423	0.70	1.71	0.73

1.00	1.41	173,362	0.70	2.09	0.73
1.00	1.16	373,788	0.70	1.13	0.76
1.00	0.36	375,729	0.70	0.35	0.78
1.00	0.71	486,778	0.70	0.71	0.78
1.00	1.20	534,947	0.69	1.19	0.77
1.00	3.23	470,425	0.70	3.18	0.78

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Liquid Assets Money Market Fund (c)
July 1, 2005 to February 28, 2006 (d)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)
Year Ended June 30, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)

U.S. Treasury Plus Money Market Fund (c)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.05	—		0.05	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 19, 2005, Class I was renamed as Investor Shares.
(d)	Effective February 28, 2006 the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.32%	$1,685,923	0.51%	3.44%	0.54%
1.00	1.77	1,962,817	0.52	1.58	0.55
1.00	0.65	3,898,608	0.52	0.65	0.54
1.00	1.15	4,881,506	0.52	1.14	0.55
1.00	2.14	5,325,870	0.52	2.12	0.55
1.00	5.63	5,172,911	0.52	5.54	0.55

1.00	2.21	1,987,416	0.51	3.27	0.54
1.00	1.52	2,509,650	0.52	1.56	0.52
1.00	0.55	2,920,637	0.52	0.54	0.52
1.00	0.99	3,912,526	0.52	0.99	0.53
1.00	2.07	4,188,032	0.52	2.01	0.53
1.00	5.31	3,941,215	0.52	5.25	0.54

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Cash Management

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
September 10, 2001 (d) to August 31, 2002	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Commencement of offering of class of shares.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.58%	$82,930	0.96%	3.15%	0.98%
1.00	1.66	97,786	0.96	1.67	0.99
1.00	0.21	84,565	0.96	0.21	0.99
1.00	0.50	544,027	0.95	0.48	0.96
1.00	1.25	282,217	0.96	1.17	0.99

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(g)	$0.02	$(0.02)
February 19, 2005 to August 31, 2005	1.00	0.02	—		0.02	(0.02)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(g)	0.03	(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)

U.S. Government Money Market Fund (f)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)
February 19, 2005 to August 31, 2005	1.00	0.01	—		0.01	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Effective February 19, 2005, Class I was renamed as Capital Shares.
(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.98%	$29,137,733	0.16%	3.97%	0.23%
1.00	1.55	27,693,602	0.16	2.96	0.23

1.00	2.56	1,631,764	0.16	3.73	0.24
1.00	0.99	3,102,545	0.16	2.80	0.27

1.00	2.54	11,330,299	0.14	3.89	0.23
1.00	2.05	4,529,318	0.14	1.94	0.17
1.00	0.97	7,157,361	0.14	0.96	0.14
1.00	1.40	9,031,960	0.14	1.37	0.14
1.00	2.45	5,951,880	0.14	2.40	0.14
1.00	5.93	4,495,228	0.14	5.70	0.14

1.00	1.82	1,380,249	0.14	3.61	0.24
1.00	1.40	1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Service

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Liquid Assets Money Market Fund
July 15, 2005 (d) to February 28, 2006 (c)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)

U.S. Government Money Market Fund
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—		0.02	(0.02)

Municipal Money Market Fund
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.01	—	(e)	0.01	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of class of shares.
(e)	Amount is less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.89%	$15	1.00%	3.00%	1.10%

1.00	1.87	15	1.00	2.97	1.09

1.00	1.16	15	1.00	1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments	Total from investment operations		Net investment income
Municipal Money Market Fund
January 17, 2006 (c) to February 28, 2006 (d)	$1.00	$—	(e)	$—	$—	(e)	$— (e)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Commencement of offering of class of shares.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	0.25%	$307,366	1.00%	2.11%	1.09%

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   119

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

Prior to February 19, 2005, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Prime Money Market Fund, Federal Money Market Fund, Tax Free Money Market Fund and 100% U.S. Treasury Securities Money Market Fund were separate series of J.P. Morgan Mutual Fund Trust (“MFT”). Effective after the close of business on February 18, 2005, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund were reorganized and redomiciled as separate series of JPM II and Prime Money Market Fund, Federal Money Market Fund, Tax Free Money Market Fund and 100% U.S. Treasury Securities Money Market Fund were reorganized and redomiciled as separate series of JPM I.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor
Federal Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve and Capital
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade

The Service Class Shares commenced operations on July 15, 2005 for the Liquid Assets Money Market Fund, the U.S. Government Money Market Fund and the Municipal Money Market Fund.

E*Trade Shares commenced operations on January 17, 2006 for the Municipal Money Market Fund.

Effective February 28, 2006, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund have changed their fiscal year ends from June 30th to the last day of February, and the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund have changed their fiscal year ends from August 31st to the last day of February.

Class B and Class C Shares generally provide for a contingent deferred sales charge. Class B Shares automatically convert to Morgan Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

120   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of restricted and illiquid securities of the Funds as of February 28, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
Prime Money Market Fund	$3,846,022	5.4%
Liquid Assets Money Market Fund	864,792	8.1
U.S. Government Money Market Fund	1,500,000	6.6

C. Repurchase Agreements — Certain Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Securities Lending — To generate additional income, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may lend up to 33-1/3% of its assets pursuant to agreements (”borrower agreements“) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”). The Securities Lending Agreement was effective with respect to the Liquid Assets Money Market Fund and U.S. Government Money Market Fund on December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005. The Securities Lending Agreement was effective with respect to 100% U. S. Treasury Securities Money Market Fund on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 6 basis points (.06 of 1%), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 11.42 basis points (.1142 of 1%), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through February 28, 2006, JPMCB voluntarily reduced its fees to: (i) 5 basis points (.05 of 1%) for each Loan of U.S. Securities and (ii) 10 basis points (.1 of 1%) for each Loan of non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to the effective date of the Securities Lending Agreement with JPMCB, JPMorgan Investment Advisors Inc. served as lending agent for Liquid Asset Money Market Fund and U.S. Government Money Market Fund. Also, Bank One Trust Company, N.A. served as sub-custodian for the securities lending program and received a subcustody fee based on the value of collateral received from borrowers.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

As of February 28, 2006, the following Funds had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral	Market Value of Loaned Securities
Liquid Assets Money Market Fund	$—	(a)	$1,020	$1,000
U.S. Government Money Market Fund	12		54,005	53,487
100% U.S. Treasury Securities Money Market Fund (b)	199		2,590,802	2,533,971

(a)	Amount rounds to less than $1,000.

(b)	Collateral was received in the form of U.S. Treasury Securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the particular Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
U.S. Treasury Plus Money Market Fund	$—	$68	$(68)
Federal Money Market Fund	—	4	(4)
100% U.S. Treasury Securities Money Market Fund	—	46	(46)
Municipal Money Market Fund	—	1	(1)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. and JPMorgan Investment Advisors Inc. (the “Advisors”), act as the investment advisors to the Funds. J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMorgan Investment Advisors Inc. is an indirect wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fees are accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

122   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Prior to February 19, 2005, the fee was accrued daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets for the Prime Money Market Fund, the Federal Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the Tax Free Money Market Fund. The fees for Liquid Assets Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund were 0.35% of the average daily net assets of each respective Fund. The fee for the U.S. Government Money Market Fund was 0.08% of the average daily net assets.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administration fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of such fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, effective February 19, 2005, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I subject to the same fee agreements as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% of the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds); 0.18% of the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds); and 0.16% of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds) over $2 billion. The fee for the U.S. Government Money Market Fund was 0.05% of the Fund’s average daily net assets.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”) began serving as the Funds’ sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ sub-administrator. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Class B, Class C, Reserve Shares, Service Shares, Cash Management Shares and E*Trade Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares, Agency Shares, Institutional Shares, Investor Shares and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Distribution Fees
	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a%	0.75%	0.75%	0.25%	0.50%	n/a%	n/a%
Liquid Assets Money Market Fund	0.10	0.75	0.75	0.25	n/a	0.60	n/a
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. (“JPMFD”), a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I.

Prior to February 19, 2005, the Funds in JPM II paid the Distributor a fee pursuant to prior distribution plans of 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

In addition, the Distributor is entitled to receive the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Reserve Shares for which front-end sales charges have been waived. For the period ended February 28, 2006, the Distributor received the following amounts (in thousands):

	Front End Sales Charge	CDSC
Prime Money Market Fund	$1	$59
Liquid Assets Money Market Fund	6	89
U.S. Treasury Plus Money Market Fund	43	11

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, effective February 19, 2005, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.35%	0.30%*	0.15%**	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15**	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30*	0.15**	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30*	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30*	0.15**	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%*	n/a%	0.30%*	0.05%	n/a%	n/a%
Liquid Assets Money Market Fund	0.30	0.35	n/a	0.05	0.30	n/a
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30

*	Prior to February 19, 2005 the fee was 0.25%.

**	Prior to February 19, 2005 the fee was 0.10%.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of this shareholder servicing fee to such financial intermediaries for performing such services.

Prior to February 19, 2005, Funds in JPMCB served as the Funds’ Shareholder Servicing Agent for the Funds in JPM I. JPMCB was subject to the fee rates disclosed in the previous table.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement. Fund accounting services were also transitioned to JPMCB from the prior service provider on December 6, 2004, but those services were still being paid for by the Funds under such Management and Administration Agreement with the Administrator. Effective February 19, 2005, fund accounting fees are charged as an additional direct fee to the Funds.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

124   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class
	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund*	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund**	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.70%	n/a%	0.96%	0.16%	n/a%	n/a%
Liquid Assets Money Market Fund	0.70	0.51	n/a	0.16	1.00	n/a
U.S. Government Money Market Fund*	0.70	n/a	n/a	0.16	1.00	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund**	0.70	n/a	n/a	0.16	n/a	n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.00	1.00

The contractual expense limitation agreements were in effect for the period ended February 28, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006 except for E*Trade Shares on Municipal Money Market Fund which are in place until at least January 31, 2007.

*	Prior to February 19, 2006, the contractual expense limitation was 0.39%, 0.24%, 0.69% and 0.14% for Premier, Agency, Reserve and Capital Shares, respectively.

**	Prior to February 19, 2006, the contractual expense limitation was 0.39%, 0.24%, 0.68% and 0.14% for Premier, Agency, Reserve and Capital Shares, respectively.

For the period ended February 28, 2006, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Distribution	Shareholder Servicing	Total
Prime Money Market Fund	$6,123	$—	$16,738	$22,861
Liquid Assets Money Market Fund	2,557	—	2,637	5,194
U.S. Government Money Market Fund	5,818	—	4,098	9,916
U.S. Treasury Plus Money Market Fund	1,892	—	2,128	4,020
Federal Money Market Fund	239	18	1,045	1,302
100% U.S. Treasury Securities Money Market Fund	1,748	—	1,278	3,026
Tax Free Money Market Fund	228	46	4,356	4,630
Municipal Money Market Fund	350	—	87	437

	Voluntary Waivers
	Administration	Distribution	Shareholder Servicing	Total
Prime Money Market Fund	$194	$—	$—	$194

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator, the Sub-administrators and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party brokers/dealers. For the period ended February 28, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the periods ended as indicated below are as follows (amounts in thousands):

	February 28, 2006			August 31, 2005
	Distribution		Shareholder Servicing	Distribution	Shareholder Servicing	Transfer Agent*
Prime Money Market Fund
Morgan	$—		$6,776	$—	$13,348	$998
Premier	—		12,148	—	19,787	67
Agency	—		7,855	—	15,441	47
Class B	22		7	47	16	2
Class C	2		1	4	1	(b)
Select**	—		—	—	666	41
Institutional	—		10,266	—	24,275	71
Reserve	540		648	671	741	16
Cash Management	220		132	414	230	8
Capital	—		7,528	—	6,210	—
	$784		$45,361	$1,136	$80,715	$1,250

				June 30, 2005
Liquid Assets Money Market Fund
Morgan	$371		$1,298	$82	$286	$—
Premier	—		403	—	68	—
Agency	—		373	—	193	—
Class B	118		39	320	26	—
Class C	2,090		697	365	106	—
Institutional	—		1,163	—	455	—
Reserve	5,915		7,098	9,970	3,925	—
Investor	—		4,086	—	2,433	—
Capital	—		931	—	522	—
Service	—	(b)	—	—	—	—
	$8,494		$16,088	$10,737	$8,014	$—
U.S. Government Money Market Fund
Morgan	$1,684		$5,892	$835	$2,922	$—
Premier	—		3,329	1,188	1,538	—
Agency	—		3,493	58	1,976	—
Institutional	—		1,465	—	857	—
Reserve	1,252		1,504	533	640	—
Capital	—		2,957	—	823	—
Service	—	(b)	—	—	—	—
	$2,936		$18,640	$2,614	$8,756	$—

126   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	February 28, 2006			June 30, 2005
	Distribution		Shareholder Servicing	Distribution	Shareholder Servicing	Transfer Agent*
U.S. Treasury Plus Money Market Fund
Morgan	$609		$2,133	$258	$903	$—
Premier	—		2,421	—	1,190	—
Agency	—		948	—	443	—
Class B	10		3	24	2	—
Class C	137		46	32	9	—
Institutional	—		2,436	—	547	—
Reserve	2,773		3,327	4,369	1,975	—
Investor	—		5,138	—	2,974	—
	$3,529		$16,452	$4,683	$8,043	$—

				August 31, 2005
Federal Money Market Fund
Morgan	$105		$366	$229	$802	$133
Premier	—		1,780	—	4,550	34
Agency	—		123	—	334	12
Institutional	—		1,152	—	1,485	19
Reserve	1		1	—	—	—
	$106		$3,422	$229	$7,171	$198
100% U.S. Treasury Securities Money Market Fund
Morgan	$945		$3,308	$2,038	$7,132	$260
Premier	—		2,267	—	1,882	31
Agency	—		499	—	973	31
Institutional	—		728	—	1,534	13
Reserve	2		2	—	—	—
Capital	—		443	—	481	—
	$947		$7,247	$2,038	$12,032	$335
Tax Free Money Market Fund
Morgan	$239		$836	$604	$2,114	$52
Premier	—		7,781	—	12,306	41
Agency	—		558	—	1,100	17
Institutional	—		4,682	—	9,274	45
Reserve	3		4	1	2	—
	$242		$13,861	$605	$24,796	$155

				June 30, 2005
Municipal Money Market Fund
Morgan	$55		$192	$11	$40	$—
Premier	—		1,669	—	959	—
Agency	—		30	—	—	—
Institutional	—		119	—	15	—
Reserve	613		735	913	359	—
Service	—	(b)	—	—	—	—
E*Trade	176		88	—	—	—
	$844		$2,833	$924	$1,373	$—

(b)	Amount rounds to less than $1,000.

*	Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

5. Federal Income Tax Matters

For federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
100% U.S. Treasury Securities Money Market Fund	$7,792,425	$—	$(28)	$(28)
Tax Free Money Market Fund	16,290,539	—	(1)	(1)

For the Funds the difference between book and tax basis appreciation/(depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended February 28, 2006 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,426,768	$—	$1,426,768
Liquid Assets Money Market Fund	266,399	—	266,399
U.S. Government Money Market Fund	482,431	—	482,431
U.S. Treasury Plus Money Market Fund	242,624	—	242,624
Federal Money Market Fund	72,001	—	72,001
100% U.S. Treasury Securities Money Market Fund	126,313	—	126,313
Tax Free Money Market Fund	1,282	204,088	205,370
Municipal Money Market Fund	85	23,815	23,900

The tax character of distributions paid during the 2005 fiscal year was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,476,850	$—	$—	$1,476,850
Liquid Assets Money Market Fund	159,423	—	—	159,423
U.S. Government Money Market Fund	216,687	—	—	216,687
U.S. Treasury Plus Money Market Fund	101,587	—	—	101,587
Federal Money Market Fund	80,127	—	—	80,127
100% U.S. Treasury Securities Money Market Fund	123,578	—	—	123,578
Tax Free Money Market Fund	3,689	570	257,810	262,069
Municipal Money Market Fund	31	—	17,681	17,712

The tax character of distributions paid during the 2004 fiscal year were as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains		Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$428,985	$—		$—	$428,985
Liquid Assets Money Market Fund	49,312	—		—	49,312
U.S. Government Money Market Fund	97,633	—		—	97,633
U.S. Treasury Plus Money Market Fund	23,890	—		—	23,890
Federal Money Market Fund	26,314	—		—	26,314
100% U.S. Treasury Securities Money Market Fund	31,840	—	(b)	—	31,840
Tax Free Money Market Fund	17	80		95,737	95,834
Municipal Money Market Fund	1	31		7,643	7,675

128   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

At February 28, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
Prime Money Market Fund	$126,478	$(23)	$—
Liquid Assets Money Market Fund	15,056	(2)	—
U.S. Government Money Market Fund	50,919	(2)	—
U.S. Treasury Plus Money Market Fund	26,240	—	—
Federal Money Market Fund	5,153	—	—
100% U.S. Treasury Securities Money Market Fund	13,482	—	—
Tax Free Money Market Fund	—	(3,313)	19,708
Municipal Money Market Fund	—	—	2,581

The cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, distributions payable, and post October loss deferrals.

As of February 28, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2012	2013	2014	Total
Prime Money Market Fund	$—	$—	$2	$—	$21	$23
Liquid Assets Money Market Fund	—	—	1	1	—	2
U.S. Government Money Market Fund	1	—	—	1	—	2
Tax Free Money Market Fund	—	—	—	—	3,313	3,313

During the period ended February 28, 2006, the Liquid Assets Money Market Fund utilized capital loss carryforwards of $3 (in thousands).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2006, the Funds deferred to March 1, 2006 post October capital losses of (amounts in thousands):

	Capital Losses
Prime Money Market Fund	$—	(b)
Liquid Assets Money Market Fund	—	(b)
Federal Money Market Fund	1
100% U.S. Treasury Securities Money Market Fund	118

(b)	Amount rounds to less than $1,000.

6. Borrowing

The Funds and all other funds within JPM II received from the Securities and Exchange Commission an exemptive order (the “Order”) to establish and operate an Interfund Lending Facility (“Facility”). The Order was granted to JPM II and may be relied on by the Funds in JPM I because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(g) of the 1940 Act. The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

As of February 28, 2006, the Funds had outstanding borrowings from the Prime Money Market Fund. During the period ended February 28, 2006, the average loans outstanding were as follows (in thousands):

	Outstanding loans at 2/28/06	Average loans	Average number of days outstanding	Interest earned
Prime Money Market Fund	1,062	$4,797	2	$168

The outstanding borrowings from another fund and average borrowings for the period ended February 28, 2006, were as follows (in thousands):

	Outstanding balance at 2/28/06	Average borrowing	Number of days used	Interest paid
Tax Free Money Market Fund	$—	$152,855	5	$93

As of February 28, 2006, no Funds have outstanding borrowings from the unsecured uncommitted credit facility.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase of sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the One Group Mutual Funds (now known as JPM II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On February 18, 2005, one or more of the JPM I Funds discussed in this report acquired the assets and liabilities of a series of One Group Mutual Funds. As a result of that acquisition of assets and liabilities, the following legal proceedings disclosure relating to One Group Mutual Funds is applicable to any JPM I Fund that acquired assets and liabilities of a series of One Group Mutual Funds.

On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004. In addition, the Advisor has agreed to undertakings and has commenced implementation relating to among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Mark A. Beeson, the former President and chief executive officer of JPM II and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland

130   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of JPM II and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names JPM II as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed. On March 1, 2006, the district court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. JPM I and JPM II will be reimbursed for all costs associated with these matters to ensure that JPM I and JPM II incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and on August 19, 2004, the Board of Trustees of the J.P. Morgan Funds, each approved management’s proposal to merge One Group U.S. Government Securities Money Market Fund and JPMorgan U.S. Government Money Market Fund (the “Target Funds”) into One Group Government Money Market Fund (the “Acquiring Fund”), JPMorgan Treasury Plus Money Market Fund (the “Target Fund”) into One Group U.S. Treasury Securities Money Market Fund (the “Acquiring Fund”), JPMorgan Liquid Assets Money Market Fund (the “Target Fund”) into One Group Prime Money Market Fund (the “Acquiring Fund”), One Group Institutional Prime Money Market Fund into JPMorgan Prime Money Market Fund (the “Acquiring Fund”), and One Group Treasury Only Money Market Fund (the “Target Fund”) into JPMorgan 100% U.S. Treasury Securities Fund (the “Acquiring Fund”).

On February 4, 2005, JPMorgan Prime Money Market Fund’s Premier Class assumed all of the net assets of JPMorgan Prime Money Market Fund’s Select Class, and the Select Class was closed.

After shareholder approval was obtained, the mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to the value of their holdings in the Target Funds as of the close of business on the date of the reorganization.

The reorganization of One Group Institutional Prime Money Market Fund into JPMorgan Prime Money Market Fund and One Group Treasury Only Money Market Fund into JPMorgan 100% U.S. Treasury Securities Money Market Fund resulted in the creation of a new share class. The Prime Money Market Fund’s Capital Class assumed all of the Class I Shares of Institutional Prime Money Market Fund, and the 100% U.S. Treasury Securities Money Market Fund’s Capital Class assumed all of the Class I Shares of Treasury Only Money Market Fund. The One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Class S merged into the Premier Class of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively. In addition, the One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Administrative Class merged into the Agency Class of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The following is a summary of Shares Outstanding, Net Assets and Net Asset Value Per Share immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
One Group U.S. Government Securities Money Market Fund
Class I	116,106	$116,103	$1.00
Class A	500,579	500,579	1.00
JPMorgan U.S. Government Money Market Fund
Morgan Class	2,602,203	2,602,083	1.00
Premier Class	718,251	718,244	1.00
Institutional Class	2,277,485	2,277,446	1.00
Agency Class	3,579,738	3,579,682	1.00
Acquiring Fund
One Group Government Money Market Fund
Class I	5,228,081	5,228,081	1.00
Class S	679,751	679,755	1.00
Administrative Class	64,748	64,749	1.00
Post Reorganization
JPMorgan U.S. Government Money Market Fund
Morgan Class	2,602,381	2,602,262	1.00
Premier Class	1,514,108	1,514,102	1.00
Agency Class	3,644,486	3,644,431	1.00
Institutional Class	2,277,485	2,277,446	1.00
Reserve Class	500,400	500,400	1.00
Capital Class	5,228,081	5,228,081	1.00
Target Fund
JPMorgan Treasury Plus Money Market Fund
Morgan Class	647,035	646,969	1.00
Premier Class	1,345,102	1,345,010	1.00
Institutional Class	648,863	648,830	1.00
Agency Class	869,798	869,931	1.00
Reserve Class	229,976	229,956	1.00
Acquiring Fund
One Group U.S. Treasury Securities Money Market Fund
Class I	2,401,439	2,401,406	1.00
Class A	1,714,028	1,714,061	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Post Reorganization
JPMorgan U.S. Treasury Plus Money Market Fund
Morgan Class	647,035	646,969	1.00
Premier Class	1,345,102	1,345,010	1.00
Agency Class	869,798	869,931	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Institutional Class	648,863	648,830	1.00
Reserve Class	1,944,004	1,944,017	1.00
Investor Class	2,401,439	2,401,406	1.00

132   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
JPMorgan Liquid Assets Money Market Fund
Morgan Class	22,164	$22,165	$1.00
Premier Class	56,312	56,312	1.00
Institutional Class	1,999,897	1,999,916	1.00
Agency Class	480,349	480,348	1.00
Acquiring Fund
One Group Prime Money Market Fund
Class I	3,154,348	3,154,396	1.00
Class A	3,969,494	3,969,445	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Post Reorganization
JPMorgan Liquid Assets Money Market Fund
Morgan Class	22,164	22,165	1.00
Premier Class	56,312	56,312	1.00
Agency Class	480,349	480,348	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Reserve Class	3,969,494	3,969,445	1.00
Investor Class	3,154,348	3,154,396	1.00
Capital Class	1,999,897	1,999,916	1.00
Target Fund
One Group Institutional Prime Money Market Fund
Class I	14,825,420	14,825,395	1.00
Class S	1,171,410	1,171,415	1.00
Administrative	370,943	370,939	1.00
Acquiring Fund
JPMorgan Prime Money Market Fund
Morgan	3,708,638	3,708,717	1.00
Premier	7,304,303	7,304,385	1.00
Agency	12,837,707	12,837,817	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00
Post Reorganization
JPMorgan Prime Money Market Fund
Morgan	3,708,638	3,708,717	1.00
Premier	8,475,713	8,475,800	1.00
Agency	13,208,650	13,308,756	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00
Capital	14,825,420	14,825,395	1.00
Target Fund
One Group Treasury Only Money Market Fund
Class I	2,002,826	2,002,704	1.00
Class S	366,115	366,113	1.00
Administrative	134,233	134,217	1.00

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Acquiring Fund
JPMorgan 100% U.S. Treasury Securities
Money Market Fund
Morgan	1,954,564	$1,954,402	$1.00
Premier	430,084	430,099	1.00
Agency	738,445	738,603	1.00
Institutional	1,291,477	1,291,493	1.00
Post Reorganization
JPMorgan 100% U.S. Treasury Securities
Money Market Fund
Morgan	1,954,564	1,954,402	1.00
Premier	796,199	796,212	1.00
Agency	872,678	872,820	1.00
Institutional	1,291,477	1,291,493	1.00
Capital	2,002,826	2,002,704	1.00

134   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund (each a portfolio of JPMorgan Trust I) and JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (each a portfolio of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   135

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Funds’ website www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Director, The Crane Group (2003–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self–employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

136   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   137

OFFICERS
(unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

138   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
Prime Money Market Fund
Morgan Class
Actual	$1,000.00	$1,018.00	$2.55	0.51%
Hypothetical	1,000.00	1,022.27	2.56	0.51
Premier
Actual	1,000.00	1,018.30	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,019.30	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,015.70	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,015.70	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional Class
Actual	1,000.00	1,019.60	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,017.10	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
Cash Management
Actual	$1,000.00	$1,015.80	$4.80	0.96%
Hypothetical	1,000.00	1,020.03	4.81	0.96
Capital Class
Actual	1,000.00	1,019.80	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

Liquid Assets Money Market
Morgan
Actual	1,000.00	1,017.60	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,018.30	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,019.30	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,015.70	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,015.70	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional
Actual	1,000.00	1,019.60	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,017.10	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Investor
Actual	1,000.00	1,018.10	2.55	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Capital
Actual	1,000.00	1,019.80	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Service
Actual	1,000.00	1,015.50	5.00	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

140   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
U.S. Government Money Market
Morgan
Actual	$1,000.00	$1,017.50	$2.95	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,018.50	1.95	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Agency
Actual	1,000.00	1,019.30	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Institutional
Actual	1,000.00	1,019.50	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,017.00	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Capital
Actual	1,000.00	1,019.80	0.70	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Service
Actual	1,000.00	1,015.50	5.00	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

U.S. Treasury Plus Money Market
Morgan
Actual	1,000.00	1,016.90	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,017.60	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,018.50	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,015.00	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,015.00	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional
Actual	1,000.00	1,018.80	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,016.30	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Investor
Actual	1,000.00	1,017.30	2.55	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
Federal Money Market
Morgan
Actual	$1,000.00	$1,017.20	$2.95	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,017.90	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,018.90	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,019.20	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,016.70	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

100% U.S. Treasury Securities Money Market
Morgan
Actual	1,000.00	1,015.90	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,016.90	1.95	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Agency
Actual	1,000.00	1,017.70	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Institutional
Actual	1,000.00	1,017.90	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,015.40	3.40	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Capital
Actual	1,000.00	1,018.20	0.70	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

142   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
Tax Free Money Market
Morgan
Actual	$1,000.00	$1,011.50	$2.94	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,012.20	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,013.10	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,013.40	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,010.90	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

Municipal Money Market
Morgan
Actual	1,000.00	1,011.70	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,012.40	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,013.40	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,013.70	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,011.20	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Service
Actual	1,000.00	1,009.70	4.98	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
E* Trade
Actual*	1,000.00	1,002.50	1.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Beginning account value as of January 17, 2006 (commencement of offering of E*Trade Class) and expenses paid during the period from January 17, 2006 through February 28, 2006.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   143

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be sent under separate cover.

For the fiscal year ended February 28, 2006, the Funds designated the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$1,251,262
Liquid Assets Money Market Fund	235,491
U.S. Government Money Market Fund	482,431
U.S. Treasury Plus Money Market Fund	242,624
Federal Money Market Fund	72,001
100% U.S. Treasury Securities Money Market Fund	125,546

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2006:

Exempt Distributions Paid
Tax Free Money Market Fund	99.38%
Municipal Money Market Fund	99.65

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2006:

Income from U.S. Treasury Obligations
Prime Money Market Fund	5.12%
U.S. Government Money Market Fund	43.71
U.S. Treasury Plus Money Market Fund	30.26
Federal Money Market Fund	100.00
100% U.S. Treasury Securities Money Market Fund	100.00

144   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	AN-MMKT-206

ANNUAL REPORT FEBRUARY 28, 2006

JPMorgan Funds
Income Funds
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Core Bond Fund	2
Core Plus Bond Fund	4
Government Bond Fund	6
High Yield Bond Fund	8
Intermediate Bond Fund	10
Mortgage-Backed Securities Fund	12
Short Duration Bond Fund	14
Treasury & Agency Fund	16
Ultra Short Term Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	118
Financial Highlights	142
Notes to Financial Statements	160
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	173
Trustees	174
Officers	176
Schedule of Shareholder Expenses	177
Tax Letter	181

HIGHLIGHTS

•	Economic growth remains healthy

•	Federal Reserve maintains campaign

•	Environment promotes lackluster returns

•	Growth may slow

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Income Funds for the period ended February 28, 2006, the Fund’s new fiscal year-end. Inside you’ll find in-depth information on some of our fixed income funds along with an update from the portfolio management team.

“Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year.”

Economic growth remains healthy

Although rising interest rates and higher energy prices had a slowing effect on economic growth, the U.S. economy continued to exhibit positive growth. For example, in the third and fourth calendar quarters of 2005, gross domestic products (GDP) growth was 4.1% and 1.6%, respectively, with the fourth-quarter slowdown reflecting a cutback in spending across the board.

In addition, the labor market continued to gain momentum, as the effects from 2005’s devastating hurricane season dwindled and mild winter weather helped boost employment figures.

Despite rising energy prices, fears of widespread price increases subsided as the period progressed. Core inflation increased only 2.2% in calendar 2005, and the 12-month inflation rate as of February 28, 2006, remained muted at 2.1%.

Federal Reserve maintains campaign

Throughout the eight-month period, the Federal Reserve (Fed) continued to raise its target rate for overnight lending at a steady and “measured” pace. The federal funds rate began the period at 3.25% and ended it at 4.50%.

Concerns about higher interest rates have tempered enthusiasm about U.S. economic growth. Although inflation remains well-contained, robust growth figures have many investors convinced the Fed will raise the federal funds rate another 50 basis points to 5.00% by mid-2006.

Environment promotes lackluster returns

Following the Fed’s lead, short-term market rates continued to move higher throughout the eight-month timeframe. Longer-term interest rates increased as well, but at a much slower pace. As a result, the yield curve’s flattening trend continued, with the segment between two and 10 years inverting slightly.

Overall, performance in the bond market remained lethargic.

A bright spot was the high-yield market. Encouraged by strong corporate profits, stellar equity market returns and declining default rates, the high-yield market posted solid gains for the period.

Growth may slow

Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year. January weather was among the warmest on record, and recent data likely overstate the general pace of activity.

Another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed present risks to a favorable outlook. With respect to Fed tightening, we are impressed with the early signals in Federal Reserve Chairman Ben Bernanke’s tenure, and we believe the Fed will try to be responsive to the fluctuations in incoming data.

Indeed, these risks increase the likelihood that 2006 will be a choppy year for corporate profits and economic data, which also have to prove they can withstand higher short term interest rates and the pending housing slowdown.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   1

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$3,983,545
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AAA
Duration	4.3 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities, returned (0.02)% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end.* This compared to the 0.25% return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Federal Reserve maintained its tightening campaign, raising the federal funds rate to 4.50% by February 28. Short-term interest rates continued to move higher throughout the period, creating challenges for fixed income investors. The yield on the two-year Treasury jumped more than 100 basis points, from 3.63% to 4.68%. Longer-term interest rates increased as well, but the yield curve’s flattening trend continued. The yield on the 30-year Treasury increased from 4.19% to 4.51%.

All of the benchmark’s spread sectors generated positive excess returns for the period. The corporate bond sector was the best performer on an excess return basis, and the Fund’s underweight to credits hurt performance.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection to add value to the Portfolio. We kept the Fund overweighted in the mortgage sector and underweighted in corporate securities and agencies. In the mortgage sector, we favored well-structured collateralized mortgage obligations (CMOs). In the corporate sector, we maintained a bias toward financial credits and an underweight to lower-rated credits.

We continued to favor the 10- to 20-year portion of the yield curve while underweighting the 30-year segment. Given the low interest rate, low return and low volatility environment, investors continued to seek out yield which led to outperformance of lower-rated credits. As a result, the Fund’s position in higher overall credit quality was a drag on performance. Nevertheless, we maintained a slightly defensive duration posture, which was a positive influence in the rising-rate environment. As of February 28, the Fund’s duration was 4.3 years compared to 4.6 years for the benchmark.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	42.9%
U.S. Treasury Obligations	20.7
Corporate Bonds	12.9
Mortgage Pass-Through Securities	7.4
Asset Backed Securities	3.8
U.S. Government Agency Securities	1.8
Other (less than 1.0%)	1.3
Short-Term Investments	8.9
Investments of Cash Collateral for Securities Loaned	6.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		2.60%	5.19%	6.24%
With Sales Charge*		(2.03)	4.24	5.75
CLASS B SHARES	8/26/96
Without CDSC		1.93	4.52	5.60
With CDSC**		(3.07)	4.18	5.60
CLASS C SHARES	3/22/99
Without CDSC		1.92	4.52	5.55
With CDSC***		0.92	4.52	5.55
SELECT CLASS SHARES	6/1/91	2.66	5.43	6.48
ULTRA SHARES	2/22/05	2.88	5.48	6.50

*	Sales Charge for Class A Shares is 4.50%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999, includes the performance of the Pegasus Bond Fund and its predecessor. Historical performance shown for Class B, C, and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior class performance (except for Ultra) has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate U.S. Government Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Lipper Intermediate U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   3

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 5, 1993
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$1,290,326
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AAA
Duration	4.4 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities returned 0.46% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end.* This compared to the 0.25% return of Fund’s benchmark, the Lehman Brothers Aggregate Bond Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Rising interest rates generally created challenges for fixed income investors. The Federal Reserve continued to lift its target for overnight lending, putting the federal funds rate at 4.50% as of February 28, 2006. Long-term interest rates also rose during the eight-month period yet considerably less than short-term rates. This caused the yield curve for U.S. Treasury benchmark securities to become inverted by the end of the period. The spread sectors generally underperformed during the last six months of 2005, but recovered sharply in January and February of 2006.

The Fund’s duration remained shorter than that of the benchmark, helping relative performance in the rising-rate environment. In addition, our allocation and issue selection in the spread sectors increased relative performance. Specifically, the Fund’s mortgage-backed securities, investment-grade corporate bonds and high-yield holdings were positive contributors.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We attempted to add value to the Portfolio by conducting rigorous sector and security analysis to uncover attractive long-term opportunities. We continued to analyze opportunities throughout the government, mortgage, asset-backed, corporate, high-yield and international markets. We maintained our focus on intermediate-term investment-grade corporate securities, mortgage-backed securities with relatively attractive prepayment characteristics, high-quality international bonds and high-yield securities at the higher-quality end of the sector. Other than adding a small position in non-dollar international securities, the Fund’s sector allocations changed little during the period. We maintained an overweight in corporate bonds and a slightly shorter duration relative to the benchmark.

PORTFOLIO COMPOSITION**

Corporate Bonds	31.4%
Collateralized Mortgage Obligations	29.8
U.S. Treasury Obligations	15.2
Mortgage Pass-Through Securities	7.9
U.S. Government Agency Securities	5.1
Asset Backed Securities	3.8
Other (less than 1.0%)	2.0
Short-Term Investments	4.4
Investments of Cash Collateral for Securities Loaned	9.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		2.60%	4.96%	5.56%
With Sales Charge*		(1.99)	4.00	5.08
CLASS B SHARES	5/31/95
Without CDSC		2.16	4.32	4.98
With CDSC**		(2.84)	3.98	4.98
CLASS C SHARES	5/30/00
Without CDSC		2.16	4.34	4.86
With CDSC***		1.16	4.34	4.86
SELECT CLASS SHARES	3/5/93	2.98	5.20	5.83
ULTRA SHARES	2/22/05	3.23	5.26	5.86

*	Sales Charge for Class A Shares is 4.50%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data includes the performance of the Pegasus Multi-Sector Bond Fund and its predecessor for the period before its consolidation with JPMorgan Core Plus Bond Fund on March 22, 1999. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate Investment Grade Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Lipper Intermediate Investment Grade Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   5

JPMorgan Government Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 8, 1993
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$1,053,675
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.4 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal, returned (0.16)% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end.* This compared to the (0.28)% return of the Fund’s benchmark, the Lehman Brothers Government Bond Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Fund was negatively impacted as the yield curve continued to flatten through the end of 2005, before inverting in the first two months of 2006, as the short end continued to climb higher and the longer end moved lower. The fixed income markets in general suffered as the yield on the two-year Treasury increased 104 basis points (bps), while the yield on the 30-year Treasury increased only 32 bps. As of February 28, the yield on the two-year Treasury was 4.68%, compared to 4.55% for the 10-year Treasury and 4.51% for the 30-year Treasury. In general, spreads tightened in the final months of the Fund’s fiscal year, after widening slightly as calendar 2005 drew to a close.

Mortgage-backed securities continued to generate strong performance relative to comparable-duration Treasuries and other spread sectors. In particular, discount conventional pass-through mortgages in the 20- to 30-year maturity range generated attractive results. The Fund’s overweight in the mortgage sector contributed to outperformance of the benchmark.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy, and our specific selections in all sectors of the government bond market contributed positively to performance. In the mortgage sector, we favored mortgage-backed securities over agency debentures and seasoned mortgages over new issues. Specifically, we continued to overweight well-structured collateralized mortgage obligations (CMOs). We also underweighted agency securities and Treasury notes and overweighted Treasury strips. The Fund’s duration remained in line with the Lehman Brothers Government Bond Index.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	40.3%
U.S. Treasury Obligations	33.0
Mortgage Pass-Through Securities	12.3
U.S. Government Agency Securities	10.7
Short-Term Investments	3.7
Investments of Cash Collateral for Securities Loaned	13.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		2.98%	5.08%	5.82%
With Sales Charge*		(1.69)	4.11	5.33
CLASS B SHARES	1/14/94
Without CDSC		2.24	4.38	5.27
With CDSC**		(2.76)	4.04	5.27
CLASS C SHARES	3/22/99
Without CDSC		2.16	4.37	5.08
With CDSC***		1.16	4.37	5.08
SELECT CLASS SHARES	2/8/93	3.21	5.32	6.07

*	Sales Charge for Class A Shares is 4.50%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 8, 1993. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers Government Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Government Bond Index represents the performance of securities issued by the U.S. Government. The Lipper General U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   7

JPMorgan High Yield Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1998
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$1,141,929
Primary Benchmark*	Lehman Brothers High Yield Index, 2% Issuer Constrained
Average Credit Quality	B3
Duration	4.0 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated.** Capital appreciation is a secondary objective. The Fund returned 4.53% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year end. This compared to the 4.00% return of its benchmark, the Lehman Brothers High Yield Index, 2% Issuer Constrained.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	In the second half of 2005, the rising federal funds rate, slightly higher long-term interest rates, volatile equity markets and soaring energy costs with resulting inflation fears dampened investor sentiment and returns for most financial market sectors. As we entered 2006, this trend reversed for equity and high-yield markets on expectations of continued economic growth. An advancing stock market generally is positive for high-yield bonds because it can provide issuers with more financial flexibility and tends to reflect higher values for business assets to support leveraged capital structures.

From a fundamental standpoint, the underlying issuers in most industry sectors continued to report generally stable results. Moody’s trailing 12-month default rate fell to 1.59%, the lowest rate since early 1997.

In general, our credit selections accounted for the Fund’s outperformance relative to the benchmark. In addition, the Fund’s exposure to floating-rate debt and bank positions, which performed well in the rising interest rate environment, enhanced performance.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to build and maintain a core portfolio of stable or improving companies to provide income and relative stability. We selectively invested the rest of the Fund in securities we believed to be undervalued, trading at a discount and offering greater total return potential than the market as a whole.

Throughout the period, we continued to upgrade the Portfolio’s credit quality while maintaining the Fund’s competitive yield. The Fund continued to benefit from being market weighted in the “CCC” credit-quality segment. We continued to transition a portion of this exposure to issuers with “B” and “BB” credit ratings to reduce the overall credit risk of the Fund. We took advantage of the market sell-off in September and October to accelerate this process by purchasing some higher-rated bonds at reasonable yields.

Industries offering the greatest relative performance versus the benchmark for the eight-month period included electric utilities, technology and packaging. The Fund’s electric utilities and packaging securities outperformed primarily due to individual credit selections. The technology sector was one of the market’s best performers, and the Fund’s technology overweight, combined with good security selections among mid-tier credits, led to outperformance. On the other hand, downturns in select credits and a slight overweight versus the benchmark led to underperformance in the media/cable and paper sectors. The Fund’s automotive sector lagged due to performance among select credits in the supplier area.

PORTFOLIO COMPOSITION***

Corporate Bonds	86.5%
Loan Participations	7.3
Common Stocks	1.4
Other (less than 1.0%)	1.4
Short-Term Investments	2.7
Investments of Cash Collateral for Securities Loaned	25.4

*	The benchmark of the Fund was changed to the Lehman Brothers High Yield Index, 2% Issuer Constrained effective August 2, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/13/98
Without Sales Charge		3.88%	7.61%	5.97%
With Sales Charge*		(0.76)	6.63	5.30
CLASS B SHARES	11/13/98
Without CDSC		3.22	6.90	5.30
With CDSC**		(1.78)	6.59	5.30
CLASS C SHARES	3/22/99
Without CDSC		3.20	6.89	5.31
With CDSC***		2.20	6.89	5.31
SELECT CLASS SHARES	11/13/98	4.00	7.86	6.24
ULTRA SHARES	2/22/05	4.23	7.88	6.25

*	Sales Charge for Class A Shares is 4.50%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/98 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 13, 1998. Historical performance shown for Class C Shares prior to its inception is based on the performance of Class B Shares and Ultra Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan High Yield Bond Fund, Lehman Brothers High Yield Index, 2% Issuer Constrained, Lehman Brothers High Yield Index and the Lipper High Yield Current Yield Bond Index from November 13, 1998 to February 28, 2006. The performance for the indicies reflect an initial investment at the end of the month following the Fund’s inception. The benchmark for the Fund has changed from the Lehman Brothers High Yield Index to the Lehman Brothers High Yield Index, 2% Issuer Constrained in order to better represent investment policies for comparison purposes. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Yield Current Yield Bond Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers High Yield Index, 2% Issuer Constrained is comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The Lehman Brothers High Yield Index represents the performance of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Lipper High Yield Current Yield Bond Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   9

JPMorgan Intermediate Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$1,319,444
Primary Benchmark	Lehman Brothers Intermediate Government/Credit Bond Index
Average Credit Quality	AA1
Duration	3.6 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Intermediate Bond Fund, which seeks current income consistent with the preservation of capital by investing in high- and medium-grade income securities with intermediate maturities returned 0.11% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end.* This compared to the 0.05% for the Fund’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Interest rates ratcheted higher across all maturities near the end of 2005, while the yield curve maintained its flat posture. During the first two months of 2006, the curve inverted, with the reintroduction of the 30-year Treasury pushing the longer end lower and the continued Federal Reserve rate hikes pulling the shorter end higher. For the entire eight-month period, the yield on the two-year Treasury increased 104 basis points (bps) while the yield on the 30-year Treasury rose 32 bps. The yield curve inverted as the spread between two-year and 30-year Treasuries narrowed from 56 bps on June 30 to –16 bps on February 28.

Mortgage-backed securities, particularly 20- and 30-year discount conventional pass-through mortgages, continued to generate strong performance relative to other spread sectors and comparable-duration Treasuries. The Fund’s mortgage overweight accounted for most of the outperformance relative to the benchmark for the period.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Fund remained overweight in the mortgage sector and underweight in corporate securities and agencies. In the mortgage sector, we favored well-structured collateralized mortgage obligations (CMOs). In the corporate sector, we maintained a bias toward financial credits and an underweight in lower-rated credits. Our underweight in corporate bonds, particularly lower-rated securities, was a negative influence on relative performance, as corporate bonds in general, and lower-rated credits in particular, outperformed in the period. Nevertheless, our specific security selections in the corporate sector were positive, as financials credits outpaced bonds from other industries. In terms of interest rate risk, we maintained a shorter duration than the benchmark. This strategy was a positive influence on performance in the rising-rate environment.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	45.0%
Corporate Bonds	21.0
U.S. Treasury Obligations	20.0
Mortgage Pass-Through Securities	3.6
Asset Backed Securities	2.7
U.S. Government Agency Securities	1.6
Commercial Mortgage Backed Securities	1.1
Other (less than 1.0%)	0.4
Short-Term Investments	4.3
Investments of Cash Collateral for Securities Loaned	7.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		2.29%	4.75%	5.73%
With Sales Charge*		(2.32)	3.79	5.24
CLASS B SHARES	9/23/96
Without CDSC		1.73	4.10	5.06
With CDSC**		(3.27)	3.76	5.06
CLASS C SHARES	3/22/99
Without CDSC		1.72	4.09	5.02
With CDSC***		0.72	4.09	5.02
SELECT CLASS SHARES	6/1/91	2.55	5.02	5.98
ULTRA SHARES	2/22/05	2.74	5.07	6.01

*	Sales Charge for Class A Shares is 4.50%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessors. Historical performance shown for Class B, C, and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class B and C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Bond Fund, Lehman Brothers Intermediate Government/Credit Bond Index and the Lipper Short Intermediate U.S. Government Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers Intermediate Government/Credit Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Intermediate U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Intermediate Government/Credit Bond Index represents the performance of U.S. Government agency and treasury securities and investment grade corporate bonds. The Lipper Short Intermediate U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   11

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	August 18, 2000
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$1,295,212
Primary Benchmark	Lehman Brothers Mortgage-Backed Securities Index
Average Credit Quality	AAA
Duration	3.7 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Mortgage-Backed Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities, backed by pools of residential and/or commercial mortgages, posted a total return of 0.54% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year end.* This compared to the 1.25% return of the Fund’s benchmark, the Lehman Brothers Mortgage-Backed Securities Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Interest rates across the yield curve continued their upward path and the yield curve generally flattened, with short-term rates rising more than long-term rates. The yield on the two-year Treasury increased 104 basis points (bps), while the yield on the 30-year Treasury rose 32 bps. By February 28, the yield curve was inverted, with the two-year U.S. Treasury generating a higher yield than 10- and 30-year Treasuries. The yield on the two-year Treasury was 4.68%, compared to 4.55% and 4.51% for the 10- and 30-year Treasuries, respectively.

The Fund’s duration was slightly longer than that of the benchmark throughout the period. This position detracted from relative performance in the rising-rate environment. In addition, the Fund’s overweighting in the three- to five-year portion of the yield curve was a negative influence on performance versus the benchmark. The option-adjusted spread (OAS) of mortgages in the Fund widened slightly more than that of the benchmark for the period, which also was a slight negative.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus primarily on a bottom-up investment process in an effort to identify undervalued securities. On a longer-term basis, we continued to favor well-structured collateralized mortgage obligations (CMOs), particularly those we expected to perform well in a rising-rate environment. Historically, we have found the CMO market offers more opportunities to find undervalued securities. But during the period, we also found value in traditional pass-through mortgages and therefore increased the Fund’s exposure to that sector. Nevertheless, the Fund continued to invest primarily in CMOs, while the benchmark consists entirely of pass-through mortgage-backed securities. Pass-through securities outperformed during the period, and the Fund’s underweight relative to the benchmark detracted from performance.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	69.7%
Mortgage Pass-Through Securities	20.0
U.S. Government Agency Securities	1.5
U.S. Treasury Obligations	1.1
Other (less than 1.0%)	0.6
Short-Term Investments	6.7
Investments of Cash Collateral for Securities Loaned	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		2.83%	5.51%	6.80%
With Sales Charge*		(1.83)	4.55	6.31
SELECT CLASS SHARES	8/18/00	3.03	5.74	7.09
ULTRA SHARES	2/22/05	3.20	5.77	7.11

*	Sales Charge for Class A Shares is 4.50%.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Ultra Shares prior to its inception is based on the performance of Select Class Shares, the original class offered.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, Lehman Brothers Mortgage-Backed Securities Index, and the Lipper U.S. Mortgage Fund Index from February 29, 1996 to February 28, 2006. The performance for the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers Mortgage-Backed Securities Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Mortgage-Backed Securities Index represents the performance of mortgage pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Lipper U.S. Mortgage Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   13

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 4, 1990
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$1,023,272
Primary Benchmark	Lehman Brothers 1–3 Year Government/Credit Index
Average Credit Quality	AAA
Duration	1.3 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities, returned 1.39% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end.* This compared to the 1.12% return of the Fund’s benchmark, the Lehman Brothers 1–3 Year Government/Credit Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The yield curve continued to flatten through the end of 2005, before inverting in the first two months of 2006. Throughout the period, the yield on the two-year Treasury increased 104 basis points (bps), while the yield on the 30-year Treasury increased only 32 bps. As of February 28, the yield on the two-year Treasury was 4.68%, compared to 4.55% on the 10-year Treasury and 4.51% on the 30-year Treasury. In general, spreads tightened in the final months of the Fund’s fiscal year, after widening slightly as calendar 2005 drew to a close.

The Fund’s performance relative to the benchmark for the period primarily was due to our duration strategy. We maintained a shorter duration than the benchmark (1.3 years for the Fund versus 1.8 years for the benchmark), which was a positive factor given the increase in short-term interest rates.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to maintain a broadly diversified portfolio, investing in various fixed income sectors. Our security selections in all sectors were positive influences on fund performance. In addition, our holdings in the mortgage sector including collateralized mortgage obligations (CMOs) and pass-through securities contributed positively to the Fund’s performance, given the higher yields generated by these securities.

We also maintained our slight “barbell” strategy, focusing on maturities at the short and long ends of the Fund’s target maturity range. This positioning was a neutral influence on performance for the period.

PORTFOLIO COMPOSITION**

U.S. Government Agency Securities	28.3%
U.S. Treasury Obligations	26.3
Corporate Bonds	25.9
Collateralized Mortgage Obligations	9.9
Asset Backed Securities	4.4
Mortgage Pass-Through Securities	3.8
Other (less than 1.0%)	0.8
Investments of Cash Collateral for Securities Loaned	17.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		2.11%	3.31%	4.51%
With Sales Charge*		(1.00)	2.68	4.19
CLASS B SHARES	1/14/94
Without CDSC		1.58	2.80	4.21
With CDSC**		(1.42)	2.80	4.21
CLASS C SHARES	11/1/01
Without CDSC		1.68	2.74	3.83
SELECT CLASS SHARES	9/4/90	2.46	3.57	4.77
ULTRA SHARES	2/22/05	2.76	3.63	4.81

*	Sales Charge for Class A Shares is 3.00%.

**	Assume 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 1990. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Lehman Brothers 1–3 Year Government/Credit Index and the Lipper Short U.S. Government Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year Government/Credit Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–3 Year Government/Credit Index represents the performance of short-term government securities and corporate fixed-rate debt issues. The Lipper Short U.S. Government Fund Index represents the total returns of funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   15

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$143,317
Primary Benchmark	Lehman Brothers 1–5 Year Treasury Index
Average Credit Quality	AAA
Duration	1.9 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund posted a total return of 0.87% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end.* This compared to the 0.42% return of the Fund’s benchmark, the Lehman Brothers 1–5 Year Treasury Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The yield curve continued to flatten through the end of 2005, before inverting in the first two months of 2006, as the short end continued to climb higher and the longer end moved lower. Throughout the period, the yield on the two-year Treasury increased 104 basis points (bps), while the yield on the 30-year Treasury increased only 32 bps. As of February 28, the yield on the two-year Treasury was 4.68%, compared to 4.55% for the 10-year Treasury and 4.51% for the 30-year Treasury.

The Fund’s outperformance relative to the benchmark primarily was due to our interest rate strategy. We kept the Fund’s duration and average maturity shorter than those of the benchmark. Given the rising short-term rate environment, these efforts contributed positively to the Fund’s relative performance.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on Treasury securities offering the best six- to 12-month return potential. In addition, we continued to selectively add to the Fund’s agency exposure. Agencies continued to outperform Treasuries during the period, with this strategy contributing positively to the Fund’s relative performance.

PORTFOLIO COMPOSITION**

U.S. Treasury Obligations	68.8%
U.S. Government Agency Securities	29.8
Short-Term Investments	0.2
Investments of Cash Collateral for Securities Loaned	32.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

16   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.86%	3.72%	4.89%
With Sales Charge*		(1.19)	3.09	4.57
CLASS B SHARES	1/20/97
Without CDSC		1.37	3.21	4.51
With CDSC**		(1.63)	3.21	4.51
SELECT CLASS SHARES	1/20/97	2.11	3.98	5.12

*	Sales Charge for Class A Shares is 3.00%.

**	Assume 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Treasury & Agency Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund prior to January 20, 1997 as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Lehman Brothers 1–5 Year Treasury Index, the Lehman Brothers Intermediate Treasury Index, and the Lipper Short U.S. Government Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers 1–5 Year Treasury Index and the Lehman Brothers Intermediate Treasury Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–5 Year Treasury Index represents the performance of U.S. Treasury-issued securities with maturities of one to five years. The Lehman Brothers Intermediate Treasury Index represents the performance of U.S. Treasury-issued securities with maturities of one to ten years. The Lehman Brothers Intermediate Treasury Index is shown for historical purposes only. The Lipper Short U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   17

JPMorgan Ultra Short Term Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 2, 1993
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(In Thousands)	$1,750,289
Primary Benchmark	Lehman Brothers Short 9–12 Month U.S. Treasury Index
Average Credit Quality	AAA
Duration	1.1 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Ultra Short Term Bond Fund, which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities, returned 1.96% (Select Class Shares) for the eight-month period ended February 28, 2006, the Fund’s new fiscal year-end.* This compared to the 1.86% return of the Fund’s benchmark, the Lehman Brothers Short 9–12 Month U.S. Treasury Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The yield curve continued to flatten through the end of 2005, before inverting in the first two months of 2006, as the short end continued to climb higher and the longer end moved lower. Throughout the period, the yield on the two-year Treasury increased 104 basis points (bps), while the yield on the 30-year Treasury increased only 32 bps. As of February 28, the yield on the two-year Treasury was 4.68%, compared to 4.55% for the 10-year Treasury and 4.51% for the 30-year Treasury. In general, spreads tightened in the final months of the Fund’s fiscal year, after widening slightly as calendar year 2005 drew to a close.

The Fund’s outperformance relative to the benchmark primarily was due to the excess yield generated by the Fund’s allocation to mortgage-backed securities, while the benchmark had no exposure to mortgages.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We maintained a broadly diversified portfolio, with exposure to various fixed income sectors. We continued to overweight mortgage-backed and asset-backed securities and underweight corporate bonds and agency securities. Within the mortgage sector, we held fixed- and floating-rate collateralized mortgage obligations (CMOs) and pass-through mortgage securities. These securities contributed positively to the Fund’s performance, given their higher yields. At fiscal year end, the Fund’s duration was 1.1 years, which is in line with our one-year target for the Fund.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	49.3%
Asset Backed Securities	17.9
Mortgage Pass-Through Securities	16.3
Commercial Mortgage Backed Securities	3.1
Corporate Bonds	1.5
Other (less than 1.0%)	0.3
Short-Term Investments	11.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of 02/28/06. The Fund’s composition is subject to change.

18   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		2.84%	3.07%	4.50%
With Sales Charge*		(0.20)	2.45	4.19
CLASS B SHARES	1/14/94
Without CDSC		2.31	2.54	4.17
With CDSC**		(0.69)	2.54	4.17
CLASS C SHARES	11/1/01
Without CDSC		2.31	2.50	3.77
SELECT CLASS SHARES	2/2/93	3.07	3.31	4.74
ULTRA SHARES	2/22/05	3.38	3.37	4.77

*	Sales Charge for Class A Shares is 3.00%.

**	Assume 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 2, 1993. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ultra Short Term Bond Fund, the Lehman Brothers Short 9–12 Month U.S. Treasury Index and the Lipper Ultra Short Fund Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers Short 9–12 Month U.S. Treasury Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Ultra Short Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Short 9–12 Month U.S. Treasury Index represents the performance of aged U.S. Treasury notes and bonds with a remaining maturity from nine up to (but not including) twelve months. The Lipper Ultra Short Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   19

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 90.8%
	Asset Backed Securities — 3.8%
	American Express Credit Account Master Trust
3,500	Series 2001-6, Class B, FRN, 4.92%, 12/15/08	3,501
1,904	Series 2004-3, Class A, 4.35%, 12/15/11	1,868
	AmeriCredit Automobile Receivables Trust
775	Series 2002-A, Class A4, 4.61%, 01/12/09	774
790	Series 2002-D, Class A4, 3.40%, 04/13/09	784
445	Series 2003-BX, Class A4A, 2.72%, 01/06/10	439
131	Series 2003-CF, Class A3, 2.75%, 10/06/07	131
1,985	Series 2003-CF, Class A4, 3.48%, 05/06/10	1,964
60	Series 2003-DM, Class A3B, FRN, 4.79%, 12/06/07	60
2,400	Series 2003-DM, Class A4, 2.84%, 08/06/10	2,363
1,010	Series 2004-DF, Class A3, 2.98%, 07/06/09	994
3,667	Capital Auto Receivables Asset Trust Series 2003-2, Class A4A, 1.96%, 01/15/09	3,624
	Capital One Auto Finance Trust
1,340	Series 2003-B, Class A4, 3.18%, 09/15/10	1,316
3,450	Series 2004-A, Class A4, FRN, 4.67%, 03/15/11	3,451
1,344	Capital One Master Trust Series 2001-5, Class A, 5.30%, 06/15/09	1,347
6,355	Capital One Multi-Asset Execution Trust Series 2003-A4, Class A4, 3.65%, 07/15/11	6,152
	Citibank Credit Card Issuance Trust
11,250	Series 2000-A3, Class A3, 6.88%, 11/16/09	11,591
4,892	Series 2002-C2, Class C2, 6.95%, 02/18/14	5,255
3,300	Series 2005-B1, Class B1, 4.40%, 09/15/10	3,238
1,936	Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3, Class A, FRN, 4.96%, 12/25/33	1,941
2,333	CNH Equipment Trust Series 2003-B, Class A4B, 3.38%, 02/15/11	2,281
1,012	Conseco Finance Series 2001-B, Class 1M1, 7.27%, 04/15/09	1,022
	Countrywide Asset-Backed Certificates
2,070	Series 2003-5, Class MF1, 5.41%, 01/25/34	2,051
491	Series 2004-1, Class 3A, FRN, 4.86%, 04/25/34	492
1,290	Series 2004-1, Class M1, FRN, 5.08%, 03/25/34	1,296
1,060	Series 2004-1, Class M2, FRN, 5.13%, 03/25/34	1,064
16,469	Series 2004-AB2, Class A2, FRN, 4.85%, 05/25/36	16,491
991	Daimler Chrysler Auto Trust Series 2003-A, Class A4, 2.88%, 10/08/09	979
655	Ford Credit Auto Owner Trust Series 2004-A, Class A3, 2.93%, 03/15/08	648
1,381	GE Capital Mortgage Services, Inc. Series 1999-HE, Class M, 6.71%, 04/25/29	1,374
470	Green Tree Financial Corp. Series 1995-4, Class A6, 7.30%, 06/15/25	476
5,351	Honda Auto Receivables Owner Trust Series 2003-1 A4, 2.48%, 07/18/08	5,314
	Household Automotive Trust
956	Series 2001-3, Class A4, 4.37%, 12/17/08	954
910	Series 2005-1, Class A4, 4.35%, 06/18/12	891
	Long Beach Mortgage Loan Trust
1,075	Series 2004-1, Class A3, FRN, 4.88%, 02/25/34	1,075
834	Series 2004-3, Class A3, FRN, 4.84%, 07/25/34	834
1,500	Series 2004-3, Class M1, FRN, 5.15%, 07/25/34	1,509
1,655	M&I Auto Loan Trust Series 2003-1, Class A4, 2.97%, 04/20/09	1,618
	MBNA Credit Card Master Note Trust
9,980	Series 2001-A1, Class A1, 5.75%, 10/15/08	10,006
3,000	Series 2001-C2, Class C2, FRN, 5.72%, 12/15/13 (e)	3,067
3,083	Series 2002-C1, Class C1, 6.80%, 07/15/14	3,308
3,000	Series 2003-A1, Class A1, 3.30%, 07/15/10	2,907
1,288	Series 2003-C1, Class C1, FRN, 6.27%, 06/15/12	1,360
	MBNA Master Credit Card Trust USA
2,240	Series 1999-J, Class C, 7.85%, 02/15/12 (e)	2,434
1,960	Series 2000-D, Class C, 8.40%, 09/15/09 (e)	2,028
2,692	Morgan Stanley Auto Loan Trust Series 2003-HB1, Class A2, 2.17%, 04/15/11	2,650
	Onyx Acceptance Grantor Trust
659	Series 2002-C, Class A4, 4.07%, 04/15/09	659
524	Series 2002-D, Class A4, 3.10%, 07/15/09	522
2,270	Series 2003-C, Class A4, 2.66%, 05/17/10	2,233
309	Series 2004-B, Class A3, 3.09%, 09/15/08	307
464	Option One Mortgage Loan Trust Series 2003-1, Class A2, FRN, 5.00%, 02/25/33	466
415	Residential Asset Mortgage Products, Inc. Series 2001-RS3, Class AI4, SUB, 6.29%, 10/25/31	414
829	Residential Asset Securities Corp Series 2003-KS9, Class A2B, FRN, 4.90%, 11/25/33	830
	Residential Asset Securities Corp.
427	Series 2002-KS4, Class AIIB, FRN, 4.83%, 07/25/32	427
861	Series 2003-KS5, Class AIIB, FRN, 4.87%, 07/25/33	862
5,605	SLM Student Loan Trust Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	5,520
1,008	Standard Credit Card Master Trust Series A,, 7.25%, 04/07/08	1,011
1,525	Textron Financial Corp. Receivables Trust Series 2000-C, Class A3, 6.61%, 02/15/15 (e)	1,532

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Asset Backed Securities — Continued
2,215		Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10	2,168
		Volkswagen Auto Loan Enhanced Trust
530		Series 2003-1, Class A3, 1.49%, 05/21/07	528
2,615		Series 2003-2, Class A4, 2.94%, 03/22/10	2,555
		Wachovia Asset Securitization, Inc.
1,287		Series 2002-HE2, Class A, FRN, 5.01%, 12/25/32	1,293
3,332		Series 2003-HE3, Class A, FRN, 4.83%, 11/25/33	3,335
		WFS Financial Owner Trust
1,205		Series 2002-2, Class A4, SUB, 4.50%, 02/20/10	1,204
1,026		Series 2002-3, Class A4, 3.50%, 02/20/10	1,018
1,243		Series 2002-4, Class A4A, 3.11%, 08/20/10	1,224
1,211		Series 2003-2, Class A4, 2.41%, 12/20/10	1,196
3,759		Series 2003-4, Class A4, 3.15%, 05/20/11	3,690
423		Series 2004-1, Class A3, 2.19%, 06/20/08	421
484		Series 2004-2, Class A3, 2.85%, 09/22/08	481
		Total Asset Backed Securities (Cost $152,792)	152,818
		Collateralized Mortgage Obligations — 42.9%
		Agency CMO — 31.3%
2,928		Federal Home Loan Bank System Series 2000, Class Y, 5.27%, 12/28/12	2,915
		Federal Home Loan Mortgage Corp.
223		Series 11, Class D, 9.50%, 07/15/19	223
67		Series 22, Class C, 9.50%, 04/15/20	67
100		Series 23, Class F, 9.60%, 04/15/20	100
2		Series 41, Class I, HB, 84.00%, 05/15/20	2
16		Series 47, Class F, 10.00%, 06/15/20	16
38		Series 99, Class Z, 9.50%, 01/15/21	37
20		Series 134, Class B, IO, 9.00%, 04/01/22	4
2		Series 204, Class E, IF, IO, HB, 967.68%, 05/15/23	3
—	(h)	Series 1045, Class G, IO, HB, 1,066.21%, 02/15/21	—	(h)
45		Series 1065, Class J, 9.00%, 04/15/21	45
—	(h)	Series 1072, Class A, IO, HB, 1,008.50%, 05/15/06	—	(h)
14		Series 1079, Class S, IF, 18.27%, 05/15/21	14
82		Series 1084, Class F, FRN, 5.57%, 05/15/21	82
57		Series 1084, Class S, IF, 24.41%, 05/15/21	59
—	(h)	Series 1098, Class M, IO, HB, 1,008.00%, 06/15/06	—	(h)
78		Series 1116, Class I, 5.50%, 08/15/21	78
54		Series 1144, Class KB, 8.50%, 09/15/21	54
—	(h)	Series 1172, Class L, IO, VAR, HB, 1,182.72%, 11/15/21	6
3		Series 1196, Class B, IO, HB, FRN, 626.40%, 01/15/22	5
920		Series 1212, Class IZ, 8.00%, 02/15/22	920
124		Series 1250, Class J, 7.00%, 05/15/22	124
—	(h)	Series 1298, Class L, IO, HB, 981.87%, 06/15/07	—	(h)
151		Series 1343, Class LA, 8.00%, 08/15/22	153
190		Series 1343, Class LB, 7.50%, 08/15/22	192
364		Series 1370, Class JA, FRN, 5.78%, 09/15/22	366
328		Series 1455, Class WB, IF, 2.36%, 12/15/22	292
46		Series 1465, Class SA, IO, FRN, 4.38%, 02/15/08	1
1,568		Series 1466, Class PZ, 7.50%, 02/15/23	1,606
28		Series 1470, Class F, FRN, 4.30%, 02/15/23	27
1,858		Series 1498, Class I, FRN, 5.78%, 04/15/23	1,887
2,238		Series 1502, Class PX, 7.00%, 04/15/23	2,296
307		Series 1505, Class Q, 7.00%, 05/15/23	315
30		Series 1506, Class F, FRN, 4.95%, 05/15/08	30
6		Series 1506, Class S, IF, 12.75%, 05/15/08	6
109		Series 1506, Class SD, FRN, IO, 3.88%, 05/15/08	4
2,124		Series 1512, Class J, 6.50%, 05/15/08	2,134
406		Series 1513, Class N, 6.50%, 05/15/08	408
743		Series 1518, Class G, IF, 4.41%, 05/15/23	712
260		Series 1541, Class M, IF, 14.54%, 07/15/23	274
709		Series 1541, Class O, FRN, 3.85%, 07/15/23	691
151		Series 1544, Class J, IF, 7.91%, 07/15/08	151
779		Series 1558, Class D, 6.50%, 07/15/23	790
159		Series 1561, Class TA, PO, 08/15/08	152
65		Series 1570, Class F, FRN, 4.80%, 08/15/23	65
2,592		Series 1573, Class PZ, 7.00%, 09/15/23	2,693
117		Series 1575, Class FB, FRN, 6.13%, 08/15/08	119
49		Series 1575, Class SB, IF, 5.62%, 08/15/08	48
1,393		Series 1591, Class PV, 6.25%, 10/15/23	1,418
223		Series 1595, Class D, 7.00%, 10/15/13	227
648		Series 1596, Class D, 6.50%, 10/15/13	662
39		Series 1602, Class SA, IF, 7.72%, 10/15/23	40
211		Series 1604, Class SA, IF, 9.39%, 11/15/08	217
347		Series 1606, Class SC, IF, 13.05%, 11/15/08	370
91		Series 1607, Class SA, IF, 13.03%, 10/15/13	100
4,200		Series 1608, Class L, 6.50%, 09/15/23	4,344
1,866		Series 1609, Class L, IF, 7.31%, 11/15/23	1,864
946		Series 1611, Class JA, FRN, 5.88%, 08/15/23	959

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
901	Series 1611, Class JB, IF, 5.44%, 08/15/23	874
373	Series 1612, Class SD, IF, 9.60%, 11/15/08	386
237	Series 1625, Class SD, IF, 8.50%, 12/15/08	247
2,800	Series 1642, Class PJ, 6.00%, 11/15/23	2,829
115	Series 1659, Class SB, IF, 8.50%, 01/15/09	118
21	Series 1671, Class QC, IF, 10.00%, 02/15/24	25
128	Series 1685, Class Z, 6.00%, 11/15/23	129
24	Series 1686, Class SH, FRN, 8.83%, 02/15/24	25
180	Series 1689, Class SD, IF, 9.67%, 10/15/23	186
560	Series 1695, Class EB, 7.00%, 03/15/24	587
501	Series 1698, Class SC, IF, 9.86%, 03/15/09	530
184	Series 1699, Class FC, FRN, 5.23%, 03/15/24	185
894	Series 1700, Class GA, PO, 02/15/24	801
1,401	Series 1706, Class K, 7.00%, 03/15/24	1,462
90	Series 1709, Class FA, FRN, 3.51%, 03/15/24	87
275	Series 1745, Class D, 7.50%, 08/15/24	275
2,332	Series 1798, Class F, 5.00%, 05/15/23	2,282
306	Series 1807, Class A, 6.00%, 11/15/08	308
44	Series 1807, Class G, 9.00%, 10/15/20	46
652	Series 1829, Class ZB, 6.50%, 03/15/26	668
95	Series 1844, Class E, 6.50%, 10/15/13	95
4,261	Series 1863, Class Z, 6.50%, 07/15/26	4,338
58	Series 1865, Class D, PO, 02/15/24	45
412	Series 1890, Class H, 7.50%, 09/15/26	428
1,013	Series 1899, Class ZE, 8.00%, 09/15/26	1,058
251	Series 1900, Class TA, PO, 08/15/08	243
64	Series 1935, Class FL, FRN, 5.32%, 02/15/27	65
955	Series 1963, Class Z, 7.50%, 01/15/27	981
222	Series 1967, Class PC, PO, 10/15/08	213
158	Series 1970, Class PG, 7.25%, 07/15/27	158
1,294	Series 1981, Class Z, 6.00%, 05/15/27	1,286
591	Series 1987, Class PE, 7.50%, 09/15/27	605
96	Series 2017, Class SE, IF, 12.15%, 12/15/08	101
1,314	Series 2019, Class Z, 6.50%, 12/15/27	1,346
1,073	Series 2025, Class PE, 6.30%, 01/15/13	1,090
478	Series 2033, Class SN, IF, IO, 16.63%, 03/15/24	122
1,305	Series 2038, Class PN, IO, 7.00%, 03/15/28	236
1,540	Series 2040, Class PE, 7.50%, 03/15/28	1,608
1,899	Series 2054, Class PV, 7.50%, 05/15/28	1,975
1,452	Series 2055, Class OE, 6.50%, 05/15/13	1,485
4,254	Series 2075, Class PH, 6.50%, 08/15/28	4,355
2,660	Series 2075, Class PM, 6.25%, 08/15/28	2,715
2,292	Series 2086, Class GB, 6.00%, 09/15/28	2,315
1,582	Series 2089, Class PJ, IO, 7.00%, 10/15/28	319
5,715	Series 2095, Class PE, 6.00%, 11/15/28	5,804
901	Series 2097, Class PV, 6.00%, 09/15/09	909
3,171	Series 2102, Class TC, 6.00%, 12/15/13	3,226
2,066	Series 2102, Class TU, 6.00%, 12/15/13	2,102
8,266	Series 2115, Class PE, 6.00%, 01/15/14	8,409
2,396	Series 2125, Class JZ, 6.00%, 02/15/29	2,422
602	Series 2130, Class QR, 6.00%, 02/15/28	603
443	Series 2132, Class SB, IF, 10.75%, 03/15/29	477
363	Series 2134, Class PI, IO, 6.50%, 03/15/19	69
224	Series 2135, Class UK, IO, 6.50%, 03/15/14	34
229	Series 2141, IO, 7.00%, 04/15/29	48
449	Series 2143, Class CD, 6.00%, 02/15/28	451
487	Series 2163, Class PC, IO, 7.50%, 06/15/29	99
2,240	Series 2169, Class TB, 7.00%, 06/15/29	2,374
1,400	Series 2172, Class QC, 7.00%, 07/15/29	1,474
1,753	Series 2176, Class OJ, 7.00%, 08/15/29	1,815
652	Series 2189, Class SA, IF, 8.51%, 02/15/28	669
1,491	Series 2201, Class C, 8.00%, 11/15/29	1,556
1,090	Series 2209, Class TC, 8.00%, 01/15/30	1,155
1,500	Series 2210, Class Z, 8.00%, 01/15/30	1,568
337	Series 2224, Class CB, 8.00%, 03/15/30	349
1,275	Series 2230, Class Z, 8.00%, 04/15/30	1,314
1,065	Series 2234, Class PZ, 7.50%, 05/15/30	1,104
929	Series 2247, Class Z, 7.50%, 08/15/30	938
1,219	Series 2256, Class MC, 7.25%, 09/15/30	1,244
2,422	Series 2259, Class ZM, 7.00%, 10/15/30	2,507
142	Series 2261, Class ZY, 7.50%, 10/15/30	144
317	Series 2262, Class Z, 7.50%, 10/15/30	320
2,384	Series 2271, Class PC, 7.25%, 12/15/30	2,444
2,184	Series 2283, Class K, 6.50%, 12/15/23	2,280
78	Series 2295, Class VB, 6.50%, 07/15/16	77
1,505	Series 2296, Class PD, 7.00%, 03/15/31	1,542
128	Series 2299, Class G, 7.00%, 05/15/14	128
99	Series 2304, Class VB, 6.50%, 07/15/16	99
416	Series 2306, Class K, PO, 05/15/24	358
983	Series 2306, Class SE, IF, IO, 6.24%, 05/15/24	131
1,502	Series 2313, Class LA, 6.50%, 05/15/31	1,542
191	Series 2317, Class VG, 6.50%, 04/15/31	192
1,125	Series 2323, Class VO, 6.00%, 10/15/22	1,136
2,968	Series 2325, Class PM, 7.00%, 06/15/31	3,130
1,680	Series 2335, Class VH, 7.00%, 05/15/14	1,700
8,305	Series 2344, Class QG, 6.00%, 08/15/16	8,458
15,745	Series 2344, Class ZD, 6.50%, 08/15/31	16,159
1,477	Series 2344, Class ZJ, 6.50%, 08/15/31	1,513
1,608	Series 2345, Class NE, 6.50%, 08/15/31	1,644

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,574	Series 2345, Class PQ, 6.50%, 08/15/16	2,647
375	Series 2345, Class PV, 6.50%, 01/15/24	376
636	Series 2349, Class NW, 6.50%, 10/15/16	638
1,050	Series 2351, Class PZ, 6.50%, 08/15/31	1,094
334	Series 2353, Class PC, 6.50%, 09/15/15	333
2,885	Series 2353, Class TD, 6.00%, 09/15/16	2,951
2,613	Series 2355, Class BP, 6.00%, 09/15/16	2,662
1,120	Series 2359, Class PM, 6.00%, 09/15/16	1,140
1,703	Series 2359, Class ZB, 8.50%, 06/15/31	1,972
4,947	Series 2360, Class PG, 6.00%, 09/15/16	5,023
3,338	Series 2362, Class PD, 6.50%, 06/15/20	3,377
834	Series 2362, Class PJ, 6.50%, 10/15/28	839
1,125	Series 2363, Class PF, 6.00%, 09/15/16	1,145
2,065	Series 2366, Class MD, 6.00%, 10/15/16	2,103
2,352	Series 2367, Class ME, 6.50%, 10/15/31	2,444
2,130	Series 2371, Class VB, 6.00%, 08/15/15	2,142
845	Series 2374, Class PV, 5.50%, 12/15/14	846
163	Series 2382, Class TL, IO, 6.50%, 02/15/31	11
804	Series 2391, Class QE, 5.50%, 05/15/15	805
7,561	Series 2391, Class QR, 5.50%, 12/15/16	7,612
1,253	Series 2391, Class VQ, 6.00%, 10/15/12	1,272
2,800	Series 2392, Class PV, 6.00%, 12/15/20	2,833
2,561	Series 2394, Class MC, 6.00%, 12/15/16	2,610
2,800	Series 2399, Class OH, 6.50%, 01/15/32	2,884
4,480	Series 2399, Class TH, 6.50%, 01/15/32	4,614
5,245	Series 2410, Class NG, 6.50%, 02/15/32	5,417
1,725	Series 2410, Class OE, 6.38%, 02/15/32	1,759
3,973	Series 2410, Class QS, IF, 7.62%, 02/15/32	4,072
1,442	Series 2410, Class QX, IF, IO, 4.08%, 02/15/32	124
685	Series 2412, Class SE, FRN, 6.67%, 02/15/09	681
2,030	Series 2412, Class SP, IF, 6.96%, 02/15/32	1,977
223	Series 2419, Class V, 6.50%, 12/15/12	223
5,270	Series 2420, Class XK, 6.50%, 02/15/32	5,437
3,109	Series 2423, Class MC, 7.00%, 03/15/32	3,212
3,197	Series 2423, Class MT, 7.00%, 03/15/32	3,302
2,409	Series 2425, Class OB, 6.00%, 03/15/17	2,456
3,360	Series 2430, Class WF, 6.50%, 03/15/32	3,494
3,920	Series 2434, Class TC, 7.00%, 04/15/32	4,068
840	Series 2435, Class CJ, 6.50%, 04/15/32	883
2,800	Series 2435, Class VH, 6.00%, 07/15/19	2,842
4,033	Series 2436, Class MC, 7.00%, 04/15/32	4,175
2,788	Series 2444, Class ES, IF, IO, 3.38%, 03/15/32	227
1,600	Series 2450, Class GZ, 7.00%, 05/15/32	1,666
2,231	Series 2450, Class SW, IF, IO, 3.43%, 03/15/32	201
1,506	Series 2454, Class BG, 6.50%, 08/15/31	1,526
5,636	Series 2455, Class GK, 6.50%, 05/15/32	5,852
1,400	Series 2458, Class QE, 5.50%, 06/15/17	1,410
3,487	Series 2460, Class VZ, 6.00%, 11/15/29	3,520
1,323	Series 2461, Class VB, 6.50%, 04/15/18	1,327
3,920	Series 2462, Class JG, 6.50%, 06/15/32	4,054
2,856	Series 2466, Class PG, 6.50%, 04/15/32	2,949
1,400	Series 2466, Class PH, 6.50%, 06/15/32	1,476
2,800	Series 2474, Class NR, 6.50%, 07/15/32	2,904
1,121	Series 2480, Class PV, 6.00%, 07/15/11	1,137
2,543	Series 2484, Class LZ, 6.50%, 07/15/32	2,668
1,491	Series 2488, Class WS, IF, 6.67%, 08/15/17	1,434
22	Series 2496, Class LD, 8.50%, 11/15/15	22
2,959	Series 2498, Class UD, 5.50%, 06/15/16	2,970
2,443	Series 2500, Class GD, 5.50%, 12/15/15	2,446
3,360	Series 2500, Class MC, 6.00%, 09/15/32	3,425
2,329	Series 2500, Class TD, 5.50%, 02/15/16	2,334
1,680	Series 2512, Class PG, 5.50%, 10/15/22	1,668
357	Series 2513, Class VA, 6.00%, 08/15/13	356
4,055	Series 2513, Class YO, PO, 02/15/32	3,466
5,601	Series 2515, Class DE, 4.00%, 03/15/32	5,175
2,534	Series 2518, Class PX, 5.50%, 09/15/13	2,544
797	Series 2519, Class BT, 8.50%, 09/15/31	855
1,032	Series 2521, Class PU, 5.50%, 05/15/10	1,038
3,411	Series 2527, Class VU, 5.50%, 10/15/13	3,419
2,520	Series 2535, Class BK, 5.50%, 12/15/22	2,525
3,360	Series 2537, Class TE, 5.50%, 12/15/17	3,382
1,680	Series 2541, Class GX, 5.50%, 02/15/17	1,689
2,800	Series 2543, Class YX, 6.00%, 12/15/32	2,865
3,640	Series 2544, Class HC, 6.00%, 12/15/32	3,728
3,763	Series 2552, Class ME, 6.00%, 01/15/33	3,852
3,346	Series 2565, Class MB, 6.00%, 05/15/30	3,386
1,904	Series 2567, Class QD, 6.00%, 02/15/33	1,956
994	Series 2571, Class SK, IF, 14.79%, 09/15/23	1,196
5,601	Series 2575, Class ME, 6.00%, 02/15/33	5,728
1,416	Series 2586, Class HD, 5.50%, 03/15/23	1,397
3,565	Series 2586, Class WI, IO, 6.50%, 03/15/33	733
2,680	Series 2594, Class VA, 6.00%, 03/15/14	2,717
5,799	Series 2594, Class VP, 6.00%, 02/15/14	5,873
5,265	Series 2594, Class VQ, 6.00%, 08/15/20	5,307
1,420	Series 2595, Class HC, 5.50%, 04/15/23	1,426
2,051	Series 2596, Class QG, 6.00%, 03/15/33	2,110
10,421	Series 2597, Class DS, IF, IO, 2.98%, 02/15/33	706
14,408	Series 2599, Class DS, IF, IO, 2.43%, 02/15/33	825
17,159	Series 2610, Class DS, IF, IO, 2.53%, 03/15/33	1,007
17,600	Series 2611, Class SH, IF, IO, 3.08%, 10/15/21	1,140

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,680	Series 2611, Class UH, 4.50%, 05/15/18	1,587
2,240	Series 2617, Class GR, 4.50%, 05/15/18	2,122
626	Series 2619, Class HR, 3.50%, 11/15/31	581
2,312	Series 2619, Class IM, IO, 5.00%, 10/15/21	316
879	Series 2624, Class IU, IO, 5.00%, 06/15/33	202
16,104	Series 2626, Class NS, IF, IO, 1.98%, 06/15/23	835
4,000	Series 2630, Class KN, 2.50%, 04/15/13	3,869
3,360	Series 2631, Class LC, 4.50%, 06/15/18	3,186
926	Series 2633, Class EO, PO, 08/15/33	636
18,676	Series 2636, Class Z, 4.50%, 06/15/18	17,494
5,021	Series 2637, Class SA, IF, IO, 1.53%, 06/15/18	165
920	Series 2638, Class DS, IF, 4.03%, 07/15/23	769
319	Series 2638, Class IA, IO, 5.00%, 02/15/15	1
6,726	Series 2638, Class SA, IF, IO, 2.53%, 11/15/16	340
1,232	Series 2640, Class UG, IO, 5.00%, 01/15/32	389
1,818	Series 2640, Class UR, IO, 4.50%, 08/15/17	182
1,566	Series 2643, Class HI, IO, 4.50%, 12/15/16	162
3,881	Series 2643, Class KG, 4.00%, 05/15/18	3,859
17,182	Series 2651, Class VZ, 4.50%, 07/15/18	16,047
2,778	Series 2656, Class SH, IF, 7.89%, 02/15/25	2,790
4,205	Series 2668, Class SB, IF, 3.14%, 10/15/15	4,024
2,800	Series 2672, Class ME, 5.00%, 11/15/22	2,735
942	Series 2672, Class SJ, IF, 3.09%, 09/15/16	848
8,401	Series 2675, Class CK, 4.00%, 09/15/18	7,666
3,762	Series 2682, Class YS, IF, 2.15%, 10/15/33	2,487
661	Series 2683, Class VA, 5.50%, 02/15/21	664
4,480	Series 2684, Class TO, PO, 10/15/33	2,764
2,240	Series 2686, Class GB, 5.00%, 05/15/20	2,220
6,839	Series 2686, Class NS, IF, IO, 3.03%, 10/15/21	470
2,788	Series 2691, Class WS, IF, 2.15%, 10/15/33	1,829
1,000	Series 2695, Class DE, 4.00%, 01/15/17	940
931	Series 2696, Class CO, PO, 10/15/18	630
1,791	Series 2702, Class PC, 5.00%, 01/15/23	1,745
1,856	Series 2705, Class SC, IF, 2.15%, 11/15/33	1,264
3,507	Series 2705, Class SD, IF, 3.12%, 11/15/33	2,626
2,240	Series 2715, Class OG, 5.00%, 01/15/23	2,156
4,480	Series 2716, Class UN, 4.50%, 12/15/23	4,196
2,240	Series 2720, Class PC, 5.00%, 12/15/23	2,187
6,527	Series 2721, Class PI, IO, 5.00%, 05/15/16	430
400	Series 2727, PO, 01/15/34	242
11,481	Series 2727, Class BS, IF, 2.22%, 01/15/34	6,978
251	Series 2733, Class GF, FRN, 0.00%, 09/15/33	248
1,256	Series 2739, Class S, IF, 2.86%, 01/15/34	1,090
2,000	Series 2743, Class HC, 4.50%, 12/15/15	1,950
2,150	Series 2743, Class HD, 4.50%, 08/15/17	2,066
2,008	Series 2744, Class FE, FRN, 0.00%, 02/15/34	1,637
1,120	Series 2744, Class PC, 5.50%, 01/15/31	1,130
2,535	Series 2744, Class PE, 5.50%, 02/15/34	2,549
4,827	Series 2744, Class TU, 5.50%, 05/15/32	4,777
4,852	Series 2749, Class PK, IO, 5.00%, 09/15/22	279
1,185	Series 2753, Class S, IF, 2.86%, 02/15/34	865
5,400	Series 2755, Class SA, IF, 5.06%, 05/15/30	5,055
2,000	Series 2764, Class UC, 5.00%, 05/15/27	1,974
1,803	Series 2766, Class SX, FRN, 2.79%, 03/15/34	1,322
1,048	Series 2769, PO, 03/15/34	837
675	Series 2771, Class FG, FRN, 0.00%, 03/15/34	544
5,677	Series 2776, Class SK, IF, 2.22%, 04/15/34	4,005
1,249	Series 2778, Class BS, IF, 4.32%, 04/15/34	984
1,314	Series 2780, Class JG, 4.50%, 04/15/19	1,231
2,000	Series 2809, Class UB, 4.00%, 09/15/17	1,877
2,000	Series 2809, Class UC, 4.00%, 06/15/19	1,814
421	Series 2827, Class SQ, IF, 7.50%, 01/15/19	411
365	Series 2841, Class GO, PO, 08/15/34	355
2,311	Series 2846, PO, 08/15/34	1,918
2,319	Series 2965, Class GD, 4.50%, 04/15/20	2,199
993	Series 2849, PO, 08/15/34	880
6,500	Series 2872, Class JD, 4.50%, 01/15/16	6,357
732	Series 2888, Class SL, IF, 3.26%, 11/15/34	721
498	Series 2925, Class ZM, 5.00%, 01/15/35	497
1,114	Series 2962, Class Z, 4.50%, 04/15/20	1,112
1,000	Series 2975, Class KO, PO, 05/15/35	653
2,393	Series 2989, PO, 06/15/23	1,954
4,000	Series 3047, Class OB, 5.50%, 12/15/33	4,006
2,500	Series 3064, Class OB, 5.50%, 07/15/29	2,497
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
2,522	Series T-41, Class 3A, 7.50%, 07/25/32	2,621
1,634	Series T-51, Class 2A, VAR, 7.50%, 08/25/42	1,683
7,608	Series T-54, Class 2A, 6.50%, 02/25/43	7,763
2,652	Series T-54, Class 3A, 7.00%, 02/25/43	2,733
1,056	Series T-58, Class A, PO, 09/25/43	894
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association
1,519	Series 8, Class ZA, 7.00%, 03/25/23	1,553
371	Series 29, Class J, 7.00%, 09/25/23	372
2,916	Series 55, Class GL, IF, IO, 0.60%, 04/25/24	26
	Federal National Mortgage Association
33	Series 23, Class 2, IO, 10.00%, 09/01/17	8
3	Series 50, Class 2, IO, 10.50%, 03/01/19	1
114	Series 218, Class 2, IO, 7.50%, 04/01/23	26

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
91		Series 265, Class 2, 9.00%, 03/01/24	96
2,355		Series 329, Class 1, PO, 12/01/32	1,814
2,609		Series 340, Class 1, PO, 09/01/33	1,939
25		Series 1988-7, Class Z, 9.25%, 04/25/18	26
110		Series 1989-70, Class G, 8.00%, 10/25/19	116
37		Series 1989-78, Class H, 9.40%, 11/25/19	40
76		Series 1989-83, Class H, 8.50%, 11/25/19	80
75		Series 1989-89, Class H, 9.00%, 11/25/19	80
51		Series 1990-1, Class D, 8.80%, 01/25/20	54
14		Series 1990-60, Class K, 5.50%, 06/25/20	14
23		Series 1990-63, Class H, 9.50%, 06/25/20	24
26		Series 1990-93, Class G, 5.50%, 08/25/20	26
—	(h)	Series 1990-94, Class H, HB, 505.00%, 08/25/20	6
—	(h)	Series 1990-95, Class J, IO, HB, 1,118.04%, 08/25/20	11
97		Series 1990-102, Class J, 6.50%, 08/25/20	98
176		Series 1990-120, Class H, 9.00%, 10/25/20	184
16		Series 1990-134, Class SC, IF, 14.71%, 11/25/20	19
1		Series 1990-140, Class K, IO, HB, 652.15%, 12/25/20	11
—	(h)	Series 1991-7, Class K, IO, HB, 907.20%, 02/25/21	3
83		Series 1991-24, Class Z, 5.00%, 03/25/21	81
88		Series 1992-38, Class Z, 7.50%, 02/25/22	90
16		Series 1992-101, Class J, 7.50%, 06/25/22	16
397		Series 1992-136, Class PK, 6.00%, 08/25/22	402
307		Series 1992-143, Class MA, 5.50%, 09/25/22	307
77		Series 1992-152, Class N, IO, 8.00%, 08/25/07	3
633		Series 1992-156, Class K, 7.50%, 09/25/07	639
680		Series 1992-163, Class M, 7.75%, 09/25/22	712
1,230		Series 1992-188, Class PZ, 7.50%, 10/25/22	1,307
6		Series 1992-201, Class SB, IF, 13.31%, 10/25/22	6
160		Series 1993-8, Class H, 7.00%, 01/25/08	161
526		Series 1993-21, Class KA, 7.70%, 03/25/23	551
750		Series 1993-25, Class J, 7.50%, 03/25/23	783
209		Series 1993-27, Class SA, IF, 15.50%, 02/25/23	266
480		Series 1993-55, Class K, 6.50%, 05/25/08	484
206		Series 1993-59, Class FA, FRN, 5.34%, 05/25/08	207
329		Series 1993-62, Class SA, IF, 12.84%, 04/25/23	374
56		Series 1993-72, Class F, FRN, 4.20%, 05/25/08	56
33		Series 1993-107, Class F, FRN, 4.15%, 06/25/08	32
438		Series 1993-164, Class SC, IF, 11.38%, 09/25/08	458
155		Series 1993-165, Class SD, IF, 7.86%, 09/25/23	156
336		Series 1993-165, Class SK, IF, 12.50%, 09/25/23	401
860		Series 1993-167, Class GA, 7.00%, 09/25/23	879
123		Series 1993-175, Class SA, IF, 12.44%, 09/25/08	131
236		Series 1993-179, Class SB, IF, 15.33%, 10/25/23	277
157		Series 1993-179, Class SC, IF, 10.50%, 10/25/23	175
126		Series 1993-186, Class SA, IF, 9.25%, 09/25/08	130
370		Series 1993-190, Class S, IF, 9.39%, 10/25/08	380
125		Series 1993-196, Class FA, FRN, 4.20%, 10/25/08	123
70		Series 1993-196, Class SB, IF, 9.25%, 10/25/08	72
156		Series 1993-197, Class SB, IF, 9.15%, 10/25/08	157
872		Series 1993-199, Class FA, FRN, 5.14%, 10/25/23	883
437		Series 1993-205, Class H, PO, 09/25/23	370
828		Series 1993-220, Class SG, IF, 6.81%, 11/25/13	822
479		Series 1993-221, Class FH, FRN, 5.69%, 12/25/08	484
233		Series 1993-221, Class SE, FRN, 9.50%, 12/25/08	243
372		Series 1993-225, Class UB, 6.50%, 12/25/23	383
22		Series 1993-225, Class VO, IF, 8.94%, 12/25/22	22
127		Series 1993-230, Class FA, FRN, 5.19%, 12/25/23	129
462		Series 1993-233, Class SB, IF, 10.99%, 12/25/08	482
691		Series 1993-247, Class FE, FRN, 5.59%, 12/25/23	704
320		Series 1993-247, Class SU, IF, 9.65%, 12/25/23	342
1,382		Series 1993-250, Class Z, 7.00%, 12/25/23	1,421
4,909		Series 1993-257, Class C, PO, 06/25/23	4,374
78		Series 1994-12, Class FC, FRN, 4.35%, 01/25/09	76
54		Series 1994-13, Class SK, IF, 12.52%, 02/25/09	58
12		Series 1994-33, Class F, FRN, 4.99%, 03/25/09	12
238		Series 1994-33, Class FA, FRN, 4.30%, 03/25/09	235
1,410		Series 1994-34, Class DZ, 6.00%, 03/25/09	1,420
2,619		Series 1994-37, Class L, 6.50%, 03/25/24	2,687
8,487		Series 1994-40, Class Z, 6.50%, 03/25/24	8,758
327		Series 1994-55, Class G, 6.75%, 12/25/23	328
338		Series 1995-2, Class Z, 8.50%, 01/25/25	355

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
373	Series 1995-19, Class Z, 6.50%, 11/25/23	399
2,824	Series 1996-14, Class SE, IF, IO, 6.29%, 08/25/23	416
165	Series 1996-20, Class L, PO, 09/25/08	156
571	Series 1996-24, Class B, PO, 10/25/08	553
277	Series 1996-24, Class E, PO, 03/25/09	260
104	Series 1996-27, Class FC, FRN, 5.09%, 03/25/17	105
669	Series 1996-32, Class PH, 7.00%, 01/25/26	679
721	Series 1996-39, Class J, PO, 09/25/08	687
10	Series 1996-46, Class PE, PO, 09/25/06	10
239	Series 1996-59, Class J, 6.50%, 08/25/22	242
3,417	Series 1997-20, IO, 1.84%, 03/25/27	215
183	Series 1997-27, Class J, 7.50%, 04/18/27	192
293	Series 1997-29, Class J, 7.50%, 04/20/27	305
1,775	Series 1997-39, Class PD, 7.50%, 05/20/27	1,834
1,355	Series 1997-42, Class EN, 7.25%, 07/18/27	1,388
278	Series 1997-42, Class ZC, 6.50%, 07/18/27	285
256	Series 1997-51, Class PM, IO, 7.00%, 05/18/12	20
4,189	Series 1997-61, Class ZC, 7.00%, 02/25/23	4,326
757	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	161
128	Series 1998-4, Class C, PO, 04/25/23	109
410	Series 1998-27, Class B, PO, 12/25/08	388
2,824	Series 1998-36, Class ZB, 6.00%, 07/18/28	2,851
1,028	Series 1998-43, Class SA, IF, IO, 12.03%, 04/25/23	283
1,343	Series 1998-66, Class SB, FRN, IO, 3.57%, 12/25/28	106
744	Series 1999-17, Class C, 6.35%, 04/25/29	761
1,817	Series 1999-18, Class Z, 5.50%, 04/18/29	1,757
1,869	Series 1999-38, Class SK, IF, IO, 3.47%, 08/25/23	136
438	Series 1999-52, Class NS, IF, 10.55%, 10/25/23	470
1,092	Series 1999-62, Class PB, 7.50%, 12/18/29	1,141
3,510	Series 2000-2, Class ZE, 7.50%, 02/25/30	3,688
1,488	Series 2000-20, Class SA, IF, IO, 4.57%, 07/25/30	159
286	Series 2000-52, IO, 8.50%, 01/25/31	68
1,752	Series 2001-4, Class PC, 7.00%, 03/25/21	1,823
1,767	Series 2001-5, Class OW, 6.00%, 03/25/16	1,795
1,466	Series 2001-7, Class PF, 7.00%, 03/25/31	1,517
2,816	Series 2001-7, Class PR, 6.00%, 03/25/16	2,920
3,303	Series 2001-10, Class PR, 6.00%, 04/25/16	3,414
597	Series 2001-28, Class VB, 6.00%, 02/25/20	598
2,296	Series 2001-30, Class PM, 7.00%, 07/25/31	2,451
1,389	Series 2001-31, Class VD, 6.00%, 05/25/31	1,408
4,804	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	997
3,141	Series 2001-36, Class DE, 7.00%, 08/25/31	3,249
5,743	Series 2001-44, Class MY, 7.00%, 09/25/31	6,064
1,137	Series 2001-44, Class PD, 7.00%, 09/25/31	1,176
1,454	Series 2001-44, Class PU, 7.00%, 09/25/31	1,504
4,536	Series 2001-48, Class Z, 6.50%, 09/25/21	4,755
1,492	Series 2001-49, Class DQ, 6.00%, 11/25/15	1,502
1,158	Series 2001-49, Class Z, 6.50%, 09/25/31	1,189
1,120	Series 2001-50, Class VB, 6.50%, 12/25/16	1,131
845	Series 2001-52, Class KB, 6.50%, 10/25/31	868
1,000	Series 2001-52, Class XM, 6.50%, 11/25/10	1,016
3,417	Series 2001-52, Class XN, 6.50%, 11/25/15	3,508
2,800	Series 2001-61, Class VB, 7.00%, 12/25/16	2,893
1,120	Series 2001-61, Class VQ, 6.50%, 08/25/15	1,135
4,244	Series 2001-61, Class Z, 7.00%, 11/25/31	4,442
811	Series 2001-71, Class JW, 6.00%, 08/25/21	813
1,680	Series 2001-71, Class MB, 6.00%, 12/25/16	1,711
4,046	Series 2001-71, Class QE, 6.00%, 12/25/16	4,119
828	Series 2001-72, Class SX, IF, 6.80%, 12/25/31	802
3,360	Series 2001-74, Class MB, 6.00%, 12/25/16	3,469
1,479	Series 2001-78, Class VB, 6.00%, 12/25/15	1,478
3,220	Series 2001-80, Class PE, 6.00%, 07/25/29	3,257
1,115	Series 2002-1, Class HC, 6.50%, 02/25/22	1,147
1,088	Series 2002-1, Class SA, IF, 10.30%, 02/25/32	1,181
691	Series 2002-1, Class UD, IF, 8.42%, 12/25/23	680
4,500	Series 2002-2, Class UC, 6.00%, 02/25/17	4,548
10,361	Series 2002-3, Class OG, 6.00%, 02/25/17	10,589
4,886	Series 2002-4, Class VC, 6.50%, 03/25/24	4,917
2,240	Series 2002-7, Class O, 6.00%, 03/25/17	2,289
401	Series 2002-7, Class QM, 6.00%, 02/25/20	401
5,811	Series 2002-7, Class TG, 6.00%, 03/25/17	5,954
593	Series 2002-9, Class VE, 6.50%, 12/25/12	599
1,288	Series 2002-11, Class QG, 5.50%, 03/25/17	1,296
7,966	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	344
149	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	173
9,941	Series 2002-18, Class PC, 5.50%, 04/25/17	10,024
2,800	Series 2002-19, Class PE, 6.00%, 04/25/17	2,851
425	Series 2002-21, Class LO, PO, 04/25/32	340
3,769	Series 2002-21, Class PE, 6.50%, 04/25/32	3,867
1,680	Series 2002-24, Class AJ, 6.00%, 04/25/17	1,707
7,841	Series 2002-28, Class PK, 6.50%, 05/25/32	8,078
324	Series 2002-36, Class HZ, 7.00%, 12/25/29	326
2,631	Series 2002-37, Class Z, 6.50%, 06/25/32	2,700
1,120	Series 2002-42, Class C, 6.00%, 07/25/17	1,158

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
5,601	Series 2002-48, Class GH, 6.50%, 08/25/32	5,723
1,008	Series 2002-55, Class QE, 5.50%, 09/25/17	1,008
16,802	Series 2002-56, Class UC, 5.50%, 09/25/17	16,904
5,032	Series 2002-59, Class VB, 6.50%, 04/25/32	5,065
3,192	Series 2002-61, Class PE, 5.50%, 05/25/16	3,200
874	Series 2002-73, Class S, IF, 4.80%, 11/25/09	844
4,480	Series 2002-74, Class LD, 5.00%, 01/25/16	4,433
6,161	Series 2002-74, Class PD, 5.00%, 11/25/15	6,103
4,869	Series 2002-74, Class VA, 6.00%, 11/25/31	4,885
7,001	Series 2002-74, Class VB, 6.00%, 11/25/31	7,075
3,207	Series 2002-77, Class S, IF, 6.09%, 12/25/32	2,965
1,157	Series 2002-8, Class SR, IF, 6.64%, 03/25/09	1,157
5,532	Series 2002-83, Class CS, 6.88%, 08/25/23	5,715
845	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	138
1,120	Series 2002-93, Class PD, 3.50%, 02/25/29	1,076
4,621	Series 2002-94, Class BK, 5.50%, 01/25/18	4,662
2,952	Series 2003-8, Class SB, IF, IO, 3.07%, 03/25/16	126
2,942	Series 2003-16, Class PI, IO, 5.00%, 11/25/12	102
3,752	Series 2003-22, Class UD, 4.00%, 04/25/33	3,066
952	Series 2003-27, Class DW, 4.50%, 04/25/17	912
1,400	Series 2003-32, Class KC, 5.00%, 05/25/18	1,365
2,614	Series 2003-34, Class AX, 6.00%, 05/25/33	2,630
2,256	Series 2003-34, Class ED, 6.00%, 05/25/33	2,289
1,672	Series 2003-39, IO, VAR, 6.00%, 05/25/33	357
1,960	Series 2003-39, Class LW, 5.50%, 05/25/23	1,956
2,800	Series 2003-41, Class PE, 5.50%, 05/25/23	2,837
1,092	Series 2003-42, Class GB, 4.00%, 05/25/33	974
1,120	Series 2003-47, Class PE, 5.75%, 06/25/33	1,117
1,359	Series 2003-52, Class PA, 6.50%, 06/25/35	1,406
2,022	Series 2003-52, Class SX, IF, 9.21%, 10/25/31	2,151
1,165	Series 2003-64, Class SX, IF, 2.32%, 07/25/33	779
1,568	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	212
752	Series 2003-67, Class VQ, 7.00%, 01/25/19	779
847	Series 2003-68, Class QP, 3.00%, 07/25/22	779
2,708	Series 2003-71, Class DS, IF, 1.38%, 08/25/33	1,889
751	Series 2003-74, Class SH, IF, 1.92%, 08/25/33	526
20,177	Series 2003-80, Class SY, IF, IO, 3.07%, 06/25/23	1,564
1,580	Series 2003-81, Class LC, 4.50%, 09/25/18	1,501
7,281	Series 2003-83, Class PG, 5.00%, 06/25/23	7,095
2,348	Series 2003-91, Class SD, IF, 4.87%, 09/25/33	2,120
1,002	Series 2003-92, Class SH, IF, 3.62%, 09/25/18	848
3,360	Series 2003-106, Class US, IF, 2.20%, 11/25/23	2,393
449	Series 2003-106, Class WS, IF, 3.69%, 02/25/23	414
1,000	Series 2003-113, Class PC, 4.00%, 03/25/15	966
14,891	Series 2003-116, Class SB, IF, IO, 3.02%, 11/25/33	1,223
6,000	Series 2003-117, Class JB, 3.50%, 06/25/33	5,245
2,240	Series 2003-122, Class TE, 5.00%, 12/25/22	2,179
1,680	Series 2003-128, Class KE, 4.50%, 01/25/14	1,636
1,000	Series 2003-128, Class NG, 4.00%, 01/25/19	904
2,483	Series 2003-130, Class SX, IF, 4.65%, 01/25/34	2,363
1,961	Series 2003-132, Class OA, PO, 08/25/33	1,459
5,537	Series 2004-10, Class SC, IF, 10.28%, 02/25/34	6,031
2,955	Series 2004-14, Class SD, IF, 2.20%, 03/25/34	1,984
2,474	Series 2004-21, Class CO, PO, 04/25/34	1,529
1,004	Series 2004-22, Class A, 4.00%, 04/25/19	949
1,680	Series 2004-25, Class PC, 5.50%, 01/25/34	1,673
10,555	Series 2004-25, Class SA, IF, 6.93%, 04/25/34	10,395
8,100	Series 2004-27, Class HB, 4.00%, 05/25/19	7,275
1,120	Series 2004-36, Class PC, 5.50%, 02/25/34	1,110
7,507	Series 2004-36, Class SA, IF, 6.93%, 05/25/34	7,513
3,435	Series 2004-36, Class SN, IF, 5.04%, 07/25/33	3,184
10,150	Series 2004-4, Class QI, IF, IO, 2.52%, 06/25/33	587
7,549	Series 2004-4, Class QM, IF, 5.04%, 06/25/33	7,199
3,618	Series 2004-51, Class SY, IF, 5.08%, 07/25/34	3,409
1,400	Series 2004-53, Class NC, 5.50%, 07/25/24	1,411
903	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	966
1,120	Series 2004-76, Class CL, 4.00%, 10/25/19	1,021
2,000	Series 2004-81, Class AC, 4.00%, 11/25/19	1,819
1,960	Series 2004-92, Class JO, PO, 12/25/34	1,598
1,500	Series 2005-68, Class BC, 5.25%, 06/25/35	1,459
8,000	Series 2005-68, Class PG, 5.50%, 08/25/35	7,972
2,500	Series 2005-68, Class UC, 5.00%, 06/25/35	2,411
12,500	Series 2005-84, Class XM, 5.75%, 10/25/35	12,604
1,000	Series 2005-109, Class PC, 6.00%, 12/25/35	1,033
26,000	Series 2005-110, Class GJ, 5.50%, 11/25/30	25,935
17,500	Series 2005-110, Class GK, 5.50%, 08/25/34	17,275
5,659	Series 2005-110, Class GL, 5.50%, 12/25/35	5,518
2,840	Series 2005-110, Class MN, 5.50%, 06/25/35	2,840
1,000	Series 2005-47, Class AN, 5.00%, 12/25/16	992
3,500	Series 2006-22, Class AO, Zero Coupon, 12/25/49	2,560
3	Series G-17, Class S, HB, FRN, 608.16%, 06/25/21	48
225	Series G-28, Class S, IF, 10.51%, 09/25/21	254

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
172		Series G-35, Class M, 8.75%, 10/25/21	183
73		Series G-51, Class SA, IF, 17.61%, 12/25/21	98
362		Series G92-15, Class Z, 7.00%, 01/25/22	369
—	(h)	Series G92-27, Class SQ, IF, HB, 6,229.44%, 05/25/22	78
890		Series G92-35, Class E, 7.50%, 07/25/22	924
1		Series G92-35, Class G, IO, HB, 1,184.78%, 07/25/22	27
105		Series G92-42, Class Z, 7.00%, 07/25/22	108
4,854		Series G92-44, Class ZQ, 8.00%, 07/25/22	5,126
136		Series G92-52, Class FD, FRN, 4.61%, 09/25/22	135
1,188		Series G92-54, Class ZQ, 7.50%, 09/25/22	1,239
150		Series G92-59, Class F, FRN, 4.00%, 10/25/22	146
3		Series G92-61, Class FJ, FRN, 4.40%, 10/25/22	3
282		Series G92-61, Class Z, 7.00%, 10/25/22	291
229		Series G92-62, Class B, PO, 10/25/22	195
989		Series G93-1, Class KA, 7.90%, 01/25/23	1,038
298		Series G93-14, Class J, 6.50%, 03/25/23	302
680		Series G93-17, Class SI, IF, 6.00%, 04/25/23	673
695		Series G93-27, Class FD, FRN, 5.47%, 08/25/23	709
161		Series G93-37, Class H, PO, 09/25/23	137
212		Series G93-5, Class Z, 6.50%, 02/25/23	214
218		Series G95-1, Class C, 8.80%, 01/25/25	234
2		Series K, Class 2, IO, HB, 256.00%, 11/01/08	9
		Federal National Mortgage Association Whole Loan
1,482		Series 2002-W5, Class A10, IO, IF, 3.52%, 11/25/30	92
1,795		Series 2002-W5, Class A7, 6.25%, 08/25/30	1,807
4,543		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	4,624
1,531		Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,593
780		Series 2003-W4, Class 2A, 6.50%, 10/25/42	782
1,877		Series 2003-W8, Class 1A3, 4.75%, 12/25/42	1,858
5,531		Series 2004-W2, Class 2A2, 7.00%, 02/25/44	5,710
		Government National Mortgage Association
3,345		Series 1994-3, Class PQ, 7.49%, 07/16/24	3,484
2,056		Series 1994-4, Class KQ, 7.99%, 07/16/24	2,145
6,721		Series 1994-7, Class PQ, 6.50%, 10/16/24	6,976
1,570		Series 1996-16, Class E, 7.50%, 08/16/26	1,626
2,501		Series 1997-8, Class PN, 7.50%, 05/16/27	2,604
621		Series 1997-11, Class D, 7.50%, 07/20/27	642
1,291		Series 1998-26, Class K, 7.50%, 09/17/25	1,347
5,233		Series 1999-10, Class ZC, 6.50%, 04/20/29	5,352
1,171		Series 1999-15, Class E, 6.50%, 01/16/29	1,186
1,506		Series 1999-30, Class S, IF, IO, 4.03%, 08/16/29	100
78		Series 1999-33, Class SM, IF, 9.20%, 09/16/29	85
7,272		Series 1999-4, Class ZB, 6.00%, 02/20/29	7,310
1,446		Series 1999-40, Class ZW, 7.50%, 11/20/29	1,497
2,130		Series 1999-41, Class Z, 8.00%, 11/16/29	2,242
662		Series 1999-44, Class PC, 7.50%, 12/20/29	693
5,098		Series 1999-44, Class ZC, 8.50%, 12/16/29	5,564
2,057		Series 1999-44, Class ZG, 8.00%, 12/20/29	2,149
1,666		Series 2000-6, Class Z, 7.50%, 02/20/30	1,707
751		Series 2000-9, Class PB, 7.50%, 06/16/26	758
793		Series 2000-9, Class Z, 8.00%, 06/20/30	833
5,585		Series 2000-9, Class ZJ, 8.50%, 02/16/30	6,039
1,418		Series 2000-12, Class ST, IF, 16.65%, 02/16/30	1,730
1,680		Series 2000-14, Class PD, 7.00%, 02/16/30	1,736
532		Series 2000-16, Class ZN, 7.50%, 02/16/30	554
7,615		Series 2000-21, Class Z, 9.00%, 03/16/30	8,342
832		Series 2000-26, Class TZ, 8.50%, 09/20/30	950
608		Series 2000-26, Class Z, 7.75%, 09/20/30	621
112		Series 2000-30, Class ST, IF, 11.05%, 12/16/22	126
1,644		Series 2000-31, Class Z, 9.00%, 10/20/30	1,750
470		Series 2000-34, Class SG, IF, IO, 3.96%, 10/20/30	25
960		Series 2000-35, Class ZA, 9.00%, 11/20/30	1,022
151		Series 2000-36, Class IK, IO, 9.00%, 11/16/30	30
713		Series 2000-37, Class B, 8.00%, 12/20/30	745
388		Series 2000-38, Class AH, 7.15%, 12/20/30	397
897		Series 2001-4, Class SJ, IF, IO, 3.58%, 01/19/30	16
1,402		Series 2001-6, Class SD, IF, IO, 3.98%, 03/16/31	109
1,894		Series 2001-7, Class PK, 6.50%, 03/20/31	1,939
4,621		Series 2001-8, Class Z, 6.50%, 03/20/31	4,727
92		Series 2001-32, Class WA, IF, 8.70%, 07/20/31	97
1,330		Series 2001-35, Class SA, IF, IO, 3.68%, 08/16/31	93
1,141		Series 2001-36, Class S, IF, IO, 3.48%, 08/16/31	68
1,365		Series 2001-60, Class VP, 6.50%, 07/20/17	1,380
2,800		Series 2001-64, Class MQ, 6.50%, 12/20/31	2,880
1,302		Series 2002-3, Class SP, IF, IO, 2.82%, 01/16/32	63
2,250		Series 2002-7, Class PG, 6.50%, 01/20/32	2,308
5,389		Series 2002-24, Class AG, IF, IO, 3.38%, 04/16/32	427
489		Series 2002-24, Class SB, IF, 5.07%, 04/16/32	472

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
12,562	Series 2002-31, Class SE, IF, IO, 2.93%, 04/16/30	752
2,126	Series 2002-36, Class VB, 6.50%, 07/20/19	2,129
2,912	Series 2002-40, Class UK, 6.50%, 06/20/32	3,031
198	Series 2002-41, Class SV, IF, 9.00%, 06/16/32	214
1,225	Series 2002-41, Class VB, 6.50%, 04/20/18	1,225
14,002	Series 2002-45, Class QE, 6.50%, 06/20/32	14,530
3,976	Series 2002-47, Class PG, 6.50%, 07/16/32	4,124
1,184	Series 2002-47, Class VB, 6.50%, 09/20/17	1,184
9,361	Series 2002-47, Class ZA, 6.50%, 07/20/32	9,610
308	Series 2002-51, Class SG, IF, 12.70%, 04/20/31	346
4,629	Series 2002-52, Class GH, 6.50%, 07/20/32	4,818
2,732	Series 2002-54, Class GB, 6.50%, 08/20/32	2,809
8,295	Series 2002-67, Class VA, 6.00%, 03/20/13	8,327
3,164	Series 2002-70, Class AV, 6.00%, 03/20/12	3,210
9,086	Series 2002-70, Class PS, IF, IO, 3.13%, 08/20/32	558
1,332	Series 2002-71, Class VJ, 6.00%, 12/20/14	1,336
1,411	Series 2002-75, Class PB, 6.00%, 11/20/32	1,467
1,504	Series 2002-79, Class KV, 6.00%, 11/20/13	1,525
1,466	Series 2002-80, Class EB, 7.00%, 01/20/32	1,512
1,459	Series 2002-88, Class LI, IO, 5.50%, 11/20/28	50
2,875	Series 2002-88, Class VA, 6.00%, 12/20/17	2,917
3,944	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	613
1,733	Series 2003-4, Class NY, 5.50%, 12/20/13	1,740
6,395	Series 2003-11, Class SK, IF, IO, 3.13%, 02/16/33	400
3,049	Series 2003-12, Class SP, IF, IO, 3.13%, 02/20/33	197
659	Series 2003-24, PO, 03/16/33	553
1,960	Series 2003-40, Class TC, 7.50%, 03/20/33	2,150
1,960	Series 2003-40, Class TJ, 6.50%, 03/20/33	2,092
1,120	Series 2003-46, Class MG, 6.50%, 05/20/33	1,154
2,072	Series 2003-46, Class TC, 6.50%, 03/20/33	2,187
1,935	Series 2003-52, Class AP, PO, 06/16/33	1,485
3,196	Series 2003-58, Class BE, 6.50%, 01/20/33	3,379
7,720	Series 2003-76, Class LS, IF, IO, 2.63%, 09/20/31	384
818	Series 2003-90, PO, 10/20/33	699
3,262	Series 2003-95, Class SC, IF, IO, 2.43%, 09/17/31	65
1,820	Series 2003-98, Class PC, 5.00%, 02/20/29	1,793
9,661	Series 2003-112, Class SA, IF, IO, 1.98%, 12/16/33	342
14,754	Series 2004-11, Class SW, IF, IO, 0.93%, 02/20/34	527
2,204	Series 2004-28, Class S, IF, 7.09%, 04/16/34	2,143
3,244	Series 2004-73, Class AE, IF, 5.43%, 08/17/34	3,094
4,826	Series 2004-83, Class AP, IF, 4.38%, 10/16/34	4,583
	Vendee Mortgage Trust
1,794	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	1,765
905	Series 1994-1, Class 2J, 6.50%, 02/15/13	908
2,972	Series 1996-1, Class 1Z, 6.75%, 02/15/26	3,064
1,996	Series 1996-2, Class 1Z, 6.75%, 06/15/26	2,060
4,612	Series 1997-1, Class 2Z, 7.50%, 02/15/27	4,873
5,644	Series 1998-1, Class 2E, 7.00%, 09/15/27	5,824
		1,245,970
	Non-Agency CMO — 11.6%
	American Home Mortgage Investment Trust
7,000	Series 2005-3, Class 2A4, FRN, 6.44%, 09/25/35	6,802
	Banc of America Funding Corp.
2,912	Series 2003-3, Class 1A33, 5.50%, 10/25/33	2,826
8,776	Series 2004-E, Class 4A1, FRN, 4.10%, 03/20/35	8,566
2,181	Series 2004-1, PO, 03/25/34	1,684
3,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	2,960
3,590	Series 2005-7 Class 30, PO, 11/25/35	2,520
	Banc of America Mortgage Securities
874	Series 2003-7, Class A2, 4.75%, 09/25/18	849
1,353	Series 2003-8, Class A, PO, 11/25/33	990
19,496	Series 2004-3, Class 15, IO, VAR, 0.21%, 04/25/19	139
759	Series 2004-4, Class A, PO, 05/25/34	567
2,862	Series 2004-5, Class 2A2, 5.50%, 06/25/34	2,641
2,998	Series 2004-6, Class A, PO, 07/25/34	2,125
663	Series 2004-8, Class 5, PO, 05/25/32	520
1,544	Series 2004-8, Class X, PO, 10/25/34	1,241
1,101	Series 2004-9, Class 3, PO, 09/25/32	872
2,800	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	2,691
7,471	Series 2004-J, Class 3A1, 5.07%, 11/25/34	7,358
	Bank of America Alternative Loan Trust
835	Series 2003-1, Class A, PO, 02/25/33	659
1,326	Series 2003-11, PO, 01/25/34	1,016
1,074	Series 2004-6, Class 15, PO, 07/25/19	801
1,433	Series 2005-5, Class 1CB1, 5.50%, 06/25/35	1,397
	Bear Stearns Adjustable Rate Mortgage Trust
23,000	Series 2006-1, Class A1, FRN, 4.63%, 11/25/35	22,490
1,832	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	1,788
1,120	Series 2004-4, Class A4, VAR, 3.51%, 06/25/34	1,088

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
2,949	Cendant Mortgage Corp. Series 2003-8, Class 1P, PO, 10/25/33	2,057
	Citicorp Mortgage Securities, Inc.
983	Series 1993-14, Class A3, FRN, 5.78%, 11/25/23	984
10,582	Series 2004-1, Class 3A1, 4.75%, 01/25/34	10,255
2,110	Series 2004-5, Class 2A5, 4.50%, 08/25/34	2,013
	Citigroup Mortgage Loan Trust, Inc.
530	Series 2003-1, Class WPO1, PO, 06/25/31	456
1,341	Series 2003-1, Class 2, PO, 10/25/33	935
614	Series 2003-1, Class 2A6, PO, 10/25/33	336
1,114	Series 2003-1, Class 3, PO, 10/25/33	779
1,724	Series 2003-UP3, Class A3, 7.00%, 09/25/33	1,757
1,850	Series 2003-UST1, Class 1, PO, 12/25/18	1,503
1,006	Series 2003-UST1, Class 3, PO, 12/25/18	821
5,837	Series 2003-UST1, Class A1, 5.50%, 12/25/18	5,817
2,177	Series 2005-1, Class 2A1A, VAR, 4.74%, 04/25/35	2,156
	Countrywide Alternative Loan Trust
4,931	Series 2005-5R, Class A1, 5.25%, 12/25/18	4,896
1,328	Series 2002-17, Class A7, 2.50%, 01/25/33	1,279
3,360	Series 2002-8, Class A4, 6.50%, 07/25/32	3,347
5,635	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	5,225
21,981	Series 2005-22T1, Class A2, IF, IO, 0.49%, 06/25/35	187
3,068	Series 2005-26CB, A10, IF, 4.75%, 07/25/35	2,949
8,000	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	7,765
8,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	7,836
2,597	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	2,508
38,961	Series 2005-J1, Class 1A4, IF, IO, 0.52%, 02/25/35	311
	Countrywide Home Loan Mortgage Pass-Through Trust
13,033	Series 2002-22, Class A20, 6.25%, 10/25/32	12,994
8,911	Series 2003-26, Class 1A6, 3.50%, 08/25/33	8,048
4,582	Series 2003-29, Class A1, 5.50%, 08/25/33	4,516
873	Series 2003-34, Class A11, 5.25%, 09/25/33	870
1,120	Series 2003-44 A9, PO, 10/25/33	690
1,722	Series 2003-J2 A17, IF, IO, 2.82%, 04/25/33	81
6,896	Series 2003-J7, Class 4A3, IF, 3.88%, 08/25/18	5,787
1,090	Series 2004-7 Class 2A1, FRN, 4.09%, 06/25/34	1,045
2,121	Series 2004-HYB1, Class 2A, VAR, 4.25%, 05/20/34	2,069
1,905	Series 2004-HYB3, Class 2A, VAR, 4.10%, 06/20/34	1,853
2,818	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	2,721
1,000	Series 2005-16, Class A23, 5.50%, 09/25/35	978
10,931	Series 2005-22, Class 2A1, FRN, 5.34%, 11/25/35	10,857
	Credit Suisse First Boston Mortgage Securities Corp.
803	Series 2004-5, Class 5P, PO, 08/25/19	588
1,857	Series 2005-9, Class AP, PO, 10/25/35	1,235
	First Boston Mortgage Securities Corp. 1987
123	Series C, Class P-O, PO, 04/25/17	107
219	Series C, Class I-O, IO, 10.97%, 04/25/17	75
2,558	First Horizon Alternative Mortgage Securities Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	2,476
	First Horizon Asset Securities, Inc.
14,170	Series 2004-AR1, Class 2A2, FRN, 5.03%, 04/25/35	13,998
12,096	Series 2004-AR7, Class 2A1, FRN, 4.94%, 02/25/35	11,959
	GMAC Mortgage Corp. Loan Trust
9,302	Series 2005-AR3, Class 3A3, VAR 4.89%, 06/19/35	9,221
5,000	Series 2005-AR3, Class 3A4, VAR, 4.89%, 06/19/35	4,930
	GSR Mortgage Loan Trust
722	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	693
2,629	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	2,575
531	Series 2004-15F, Class AP, PO, 12/25/34	426
4,300	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	4,442
1,515	Impac Secured Assets CMN Owner Trust Series 2004-3, Class 1A4, FRN, 4.98%, 11/25/34	1,519
	MASTR Adjustable Rate Mortgages Trust
8,959	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	8,723
12,000	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	11,499
	MASTR Alternative Loans Trust
1,586	Series 2003-9, Class 8A1, 6.00%, 01/25/34	1,591
7,837	Series 2004-8, Class 6A1, 5.50%, 09/25/19	7,806
2,392	Series 2004-10, Class 1A1, 4.50%, 09/25/19	2,307
1,275	Series 2004-6, Class 7A1, 6.00%, 07/25/34	1,278
1,988	Series 2004-7 30, PO, 07/25/34	1,515
1,651	Series 2004-7 30, PO, 08/25/34	1,229
	MASTR Asset Securitization Trust
1,933	Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,915
1,386	Series 2003-12, Class30, PO, 12/25/33	1,023

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
903		Series 2004-1 Class 30, PO, 02/25/34	637
1,794		Series 2004-6, Class 15, PO, 07/25/19	1,410
990		Series 2004-8, PO, 08/25/19	742
12,068		MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 05/28/35 (e)	8,542
1,640		Medallion Trust (Australia) Series 2004-1G, Class A1, FRN, 4.93%, 05/25/35 FRN	1,645
407		Merrill Lynch Trust Series 47, Class Z, 8.99%, 10/20/20	432
197		Merrill Lynch MBS, Inc.
		7.43%, 08/01/24	197
		Morgan Stanley Mortgage Trust
—	(h)	Series 35, Class 2, IF, HB, 8,719.20%, 04/20/21	4
—	(h)	Series 37, Class 2, IF, IO, HB, 8,420.16%, 07/20/21	1
6,433		MortgageIT Trust Series 2005-1, Class 1A1, FRN, 4.90%, 02/25/35	6,451
		Nomura Asset Acceptance Corp.
2,328		Series 2003-A1, Class A1, 5.50%, 05/25/33	2,311
2,114		Series 2003-A1, Class A2, 6.00%, 05/25/33	2,113
386		Series 2003-A1, Class A5, 7.00%, 04/25/33	386
426		Series 2003-A1, Class A7, 5.00%, 04/25/18	424
2,649		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	2,664
		Paine Webber CMO Trust
20		Series H, Class 4, 8.75%, 04/01/18	21
98		Series P, Class 4, 8.50%, 08/01/19	102
2,500		Permanent Financing plc (United Kingdom) Series 4, Class 2A, FRN, 4.55%, 03/10/09	2,500
3,664		Residential Accredit Loans, Inc. Series 2005-QA7, Class A21, VAR, 4.85%, 07/25/35	3,609
		Residential Accredit Loans, Inc.
5,601		Series 2002-QS8, Class A5, 6.25%, 06/25/17	5,599
1,824		Series 2002-QS16, Class A3, IF, 7.04%, 10/25/17	1,688
2,276		Series 2003-QR19, Class CB4, 5.75%, 10/25/33	2,142
3,568		Series 2003-QS3, Class A2, IF, 6.42%, 02/25/18	3,468
3,411		Series 2003-QS3, Class A8, IF, IO, 3.02%, 02/25/18	230
1,680		Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,639
8,553		Series 2003-QS9, Class A3, IF, IO, 2.97%, 05/25/18	659
7,297		Series 2003-QS12, Class A2A, IF, IO, 3.02%, 06/25/18	582
2,221		Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	396
15,339		Series 2003-QS14, Class A1, 5.00%, 07/25/18	15,052
5,178		Series 2003-QS18, Class A1, 5.00%, 09/25/18	5,084
		Residential Asset Securitization Trust
1,584		Series 2003-A13, Class A3, 5.50%, 01/25/34	1,547
650		Series 2003-A14, Class A1, 4.75%, 02/25/19	630
		Residential Funding Mortgage Securities I
2,240		Series 2003-S12, Class 4A5, 4.50%, 12/25/32	2,103
1,680		Series 2003-S13, Class A3, 5.50%, 06/25/33	1,570
2,354		Series 2003-S14, Class A4, PO, 07/25/18	1,925
8,745		Series 2003-S7, Class A17, 4.00%, 05/25/33	8,349
4,906		Series 2005-SA4, Class 1A1, VAR, 5.01%, 09/25/35	4,870
475		Residential Funding Securities Corp. Series 2003-RM2, Class AP3, PO, 05/25/33	351
132		RMAC plc (United Kingdom) Series 2004-NS1, Class A1B, FRN, 4.59%, 12/12/20 (e)	131
56		Rural Housing Trust Series 1987-1, Class 3B, 7.33%, 04/01/26	56
		Salomon Brothers Mortgage Securities VII
42		Series 2000-UP1, Class A2, 8.00%, 08/25/27	42
916		Series 2003-UP2, Class 1, PO, 12/25/18	758
4,200		Structured Adjustable Rate Mortgage Loan Trust Series 2004-6, Class 5A4, VAR, 4.99%, 06/25/34	4,095
		Structured Asset Securities Corp.
298		Series 2002-10H, Class 1AP, PO, 05/25/32	247
3,120		Series 2003-8, Class 1A2, 5.00%, 04/25/18	3,039
4,160		Series 2004-20, Class 1A3, 5.25%, 11/25/34	3,944
		Wamu Alternative Mortgage Pass-Through Certificates
823		Series 2005-1, Class CP, PO, 03/25/35	589
55,205		Series 2005-2, Class 1A4, IF, IO, 0.47%, 04/25/35	495
14,449		Series 2005-2, Class 2A3, IF, IO, 0.42%, 04/25/35	99
7,000		Series 2005-4, Class CB7, 5.50%, 06/25/35	6,825
4,573		Series 2005-6, Class 2A4, 5.50%, 08/25/35	4,538
1,579		Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2002-MS12, Class A, 6.50%, 05/25/32	1,580
		Washington Mutual, Inc.
1,860		Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	1,811
2,240		Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	2,136
794		Series 2003-S10, Class A6, PO, 10/25/18	568
4,525		Series 2003-S8, Class A4, 4.50%, 09/25/18	4,208

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
2,240	Series 2003-S8, Class A6, 4.50%, 09/25/18	2,144
1,346	Series 2003-S9, Class P, PO, 10/25/33	942
1,039	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	1,019
1,091	Series 2004-RS2, Class A4, 5.00%, 11/25/33	942
	Wells Fargo Mortgage Backed Securities Trust
1,839	Series 2003-11 1A, PO, 10/25/18	1,309
3,360	Series 2003-11, Class 1A4, 4.75%, 10/25/18	3,252
2,800	Series 2003-13, Class A7, 4.50%, 11/25/18	2,626
1,634	Series 2003-17, Class 2A4, 5.50%, 01/25/34	1,584
1,400	Series 2003-8, Class A9, 4.50%, 08/25/18	1,334
2,118	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	2,034
3,221	Series 2004-7, Class 2A2, 5.00%, 07/25/19	3,165
10,934	Series 2004-BB, Class A4, FRN, 4.57%, 01/25/35	10,747
8,219	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	7,997
6,627	Series 2004-P, Class 2A1, FRN, 4.23%, 09/25/34	6,461
4,200	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	4,015
1,307	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	1,275
		464,483
	Total Collateralized Mortgage Obligations (Cost $1,753,173)	1,710,453
	Commercial Mortgage Backed Securities — 0.6%
	Banc of America Commercial Mortgage, Inc.
7,500	Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	7,453
	Bear Stearns Commercial Mortgage Securities
281	Series 2000-WF1, Class A1, 7.64%, 02/15/32	290
2,225	Series 2004-T16, Class A2, 3.70%, 02/13/46	2,156
3,050	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	2,967
290	GS Mortgage Securities Corp. II Series 2003-FL6A, Class A1, FRN, 4.72%, 11/15/15 (e)	290
5,100	Merrill Lynch Mortgage Trust Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	5,052
25	Morgan Stanley Dean Witter Capital I Series 2002-TOP7, Class A2, 5.98%, 01/15/39	26
7,585	Wachovia Bank Commercial Mortgage Trust Series 2004-C15, Class A2, 4.04%, 10/15/41	7,291
	Total Commercial Mortgage Backed Securities (Cost $26,179)	25,525
	Corporate Bonds — 12.9%
	Aerospace & Defense — 0.1%
2,220	General Dynamics Corp.
	2.13%, 05/15/06	2,208
1,600	Northrop Grumman Corp.
	7.13%, 02/15/11	1,722
1,156	Systems 2001 AT LLC (Cayman Islands)
	7.16%, 12/15/11 (e)	1,200
5	United Technologies Corp.
	6.10%, 05/15/12	5
		5,135
	Airlines — 0.2%
538	American Airlines, Inc. Series 1999-1, 7.02%, 10/15/09 (c)	558
	Continental Airlines, Inc.
536	Series 1999-2, Class A1, 7.26%, 03/15/20	557
1,400	Series 1999-2, Class A2, 7.06%, 09/15/09	1,423
	Delta Airlines, Inc.
714	7.38%, 05/18/10 (c) (d)	721
2,156	7.57%, 11/18/10 (d)	2,161
893	Southwest Airlines Co. Series 2001-1, 5.10%, 05/01/06	893
	United Airlines, Inc.
1,004	Series 2001-1, 6.07%, 03/01/13 (c)	999
1,329	Series 2001-1, 6.20%, 09/01/08	1,333
		8,645
	Automobiles — 0.6%
	DaimlerChrysler NA Holding Corp.
1,456	4.75%, 01/15/08	1,438
4,426	7.20%, 09/01/09	4,651
	Ford Motor Credit Co.
1,110	5.80%, 01/12/09	997
12,500	7.38%, 10/28/09 (c)	11,547
3,600	7.88%, 06/15/10	3,330
300	General Motors Corp.
	8.80%, 03/01/21	207
784	Toyota Motor Credit Corp.
	2.88%, 08/01/08	745
		22,915
	Beverages — 0.0% (g)
775	SABMiller plc (United Kingdom)
	6.63%, 08/15/33 (e)	850

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — 1.5%
	Bear Stearns Cos., Inc. (The)
6,321	3.25%, 03/25/09	5,978
1,000	5.70%, 11/15/14	1,019
	Goldman Sachs Group, Inc.
1,865	3.88%, 01/15/09	1,803
2,096	4.75%, 07/15/13	2,014
1,535	5.25%, 10/15/13	1,521
10	5.70%, 09/01/12	10
2,095	6.35%, 02/15/34	2,184
2,142	6.60%, 01/15/12	2,276
560	6.65%, 05/15/09	583
6,329	6.88%, 01/15/11	6,753
286	7.35%, 10/01/09	306
	Lehman Brothers Holdings, Inc.
1,516	4.00%, 01/22/08 (c)	1,486
1,500	4.80%, 03/13/14 (c)	1,450
2,167	6.63%, 01/18/12	2,313
370	7.88%, 11/01/09	400
	Merrill Lynch & Co., Inc.
1,176	3.70%, 04/21/08	1,146
500	4.79%, 08/04/10	490
2,340	5.45%, 07/15/14	2,357
1,120	Series B, 3.13%, 07/15/08	1,080
2,912	Series C, 4.13%, 01/15/09	2,839
	Morgan Stanley
728	4.25%, 05/15/10	699
2,133	4.75%, 04/01/14	2,034
1,000	5.30%, 03/01/13	993
2,420	5.80%, 04/01/07	2,436
3,612	6.60%, 04/01/12	3,835
7,421	6.75%, 04/15/11	7,904
504	8.00%, 06/15/10	555
1,904	State Street Corp.
	7.65%, 06/15/10	2,077
		58,541
	Chemicals — 0.1%
1,680	Dow Capital BV (Netherlands)
	8.50%, 06/08/10	1,867
	Dow Chemical Co. (The)
580	6.13%, 02/01/11	602
945	7.38%, 11/01/29	1,142
2,035	ICI Wilmington, Inc.
	5.63%, 12/01/13	1,999
		5,610
	Commercial Banks — 1.5%
	Bank of America Corp.
2,688	3.88%, 01/15/08	2,631
1,000	5.25%, 12/01/15	996
1,484	7.40%, 01/15/11	1,619
7,373	7.80%, 02/15/10	8,049
1,500	Cadets Trust
	4.80%, 07/15/13 (e)	1,459
4,256	First Bank NA
	6.50%, 02/01/08	4,371
3,080	Firstar Bank NA
	7.13%, 12/01/09	3,278
308	HSBC Holdings plc (United Kingdom)
	7.35%, 11/27/32	375
1,750	Huntington National Bank
	8.00%, 04/01/10	1,912
700	KEY Bank NA
	7.50%, 09/15/08	739
2,296	Keycorp Series G, 4.70%, 05/21/09	2,268
	Popular North America, Inc.
840	4.25%, 04/01/08	821
3,105	4.70%, 06/30/09	3,034
2,232	Royal Bank of Canada (Canada)
	3.88%, 05/04/09	2,154
	Suntrust Bank
3,180	2.50%, 11/01/06	3,124
1,120	6.38%, 04/01/11	1,175
1,400	US Bancorp
	7.50%, 06/01/26	1,708
	US Bank NA
2,430	2.85%, 11/15/06	2,393
690	6.38%, 08/01/11	726
1,064	Wachovia Bank NA
	7.80%, 08/18/10	1,172
	Wachovia Corp.
2,688	3.50%, 08/15/08	2,585
3,537	3.63%, 02/17/09	3,390
1,400	4.88%, 02/15/14	1,353
	Wells Fargo & Co.
2,932	3.13%, 04/01/09	2,766
2,340	4.20%, 01/15/10	2,263
2,856	Wells Fargo Bank NA
	7.55%, 06/21/10 (c)	3,123
		59,484

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — 0.1%
1,315	Cendant Corp.
	7.13%, 03/15/15	1,456
1,868	PHH Corp.
	7.13%, 03/01/13	1,965
		3,421
	Computers & Peripherals — 0.1%
	International Business Machines Corp.
1,568	5.39%, 01/22/09	1,577
560	6.22%, 08/01/27	605
		2,182
	Consumer Finance — 1.0%
840	American Express Credit Corp.
	3.00%, 05/16/08	804
	American General Finance Corp.
3,650	Series H, 3.00%, 11/15/06	3,598
2,281	Series H, 4.50%, 11/15/07	2,259
1,120	Series H, 5.38%, 10/01/12	1,115
238	Capital One Bank
	5.75%, 09/15/10	242
	General Motors Acceptance Corp.
4,100	6.13%, 09/15/06 (c)	4,050
300	6.88%, 09/15/11 (c)	269
5,400	7.25%, 03/02/11 (c)	4,934
	HSBC Finance Corp.
1,400	4.75%, 05/15/09	1,380
1,000	5.00%, 06/30/15	963
10,092	5.88%, 02/01/09	10,271
280	6.38%, 11/27/12	295
1,680	6.40%, 06/17/08	1,724
3,176	6.50%, 11/15/08	3,281
468	6.75%, 05/15/11	497
560	7.20%, 07/15/06	564
2,520	7.88%, 03/01/07	2,582
1,400	SLM Corp. Series A, 5.38%, 01/15/13	1,395
		40,223
	Diversified Financial Services — 2.4%
	Associates Corp of North America
2,484	8.15%, 08/01/09	2,710
1,470	8.55%, 07/15/09	1,620
1,400	Series A, 7.95%, 02/15/10	1,532
1,000	CIT Group, Inc.
	7.75%, 04/02/12	1,118
	Citigroup, Inc.
700	3.50%, 02/01/08	680
1,000	4.70%, 05/29/15	959
3,292	5.63%, 08/27/12	3,361
420	6.20%, 03/15/09	432
	Credit Suisse First Boston USA, Inc.
616	4.70%, 06/01/09	608
1,200	4.88%, 01/15/15	1,158
1,400	5.50%, 08/15/13	1,414
8,639	6.13%, 11/15/11	8,973
	General Electric Capital Corp.
2,000	4.38%, 11/21/11	1,917
4,416	6.75%, 03/15/32 (c)	5,168
2,968	Series A, 4.25%, 01/15/08	2,923
1,176	Series A, 4.63%, 09/15/09	1,157
5,197	Series A, 6.00%, 06/15/12	5,412
4,649	Series A, 6.13%, 02/22/11	4,834
560	Series A, 2.80%, 01/15/07 (c)	549
2,240	Series A, 3.50%, 05/01/08 (c)	2,170
8,957	Series A, 5.88%, 02/15/12 (c)	9,255
	International Lease Finance Corp.
865	4.50%, 05/01/08 (c)	852
689	5.88%, 05/01/13 (c)	703
	John Hancock Global Funding II
1,400	3.50%, 01/30/09 (e)	1,337
1,512	7.90%, 07/02/10 (c) (e)	1,680
	MassMutual Global Funding II
2,296	3.25%, 06/15/07 (e)	2,233
2,464	3.50%, 03/15/10 (e)	2,307
	National Rural Utilities Cooperative Finance Corp.
8,563	6.00%, 05/15/06	8,580
	New York Life Global Funding
1,330	3.88%, 01/15/09 (e)	1,285
3,920	5.38%, 09/15/13 (c) (e)	3,977
2,100	Pricoa Global Funding I
	3.90%, 12/15/08 (e)	2,027
	Principal Life Global Funding I
1,400	2.80%, 06/26/08 (e)	1,330
336	5.13%, 06/28/07 (e)	334
6,021	6.25%, 02/15/12 (e)	6,304
1,630	Textron Financial Corp.
	5.13%, 02/03/11	1,619

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
2,240	USAA Capital Corp. Series B, 7.05%, 11/08/06 (e)	2,270
952	Washington Mutual Financial Corp.
	6.88%, 05/15/11	1,021
		95,809
	Diversified Telecommunication Services — 1.4%
1,288	Bellsouth Capital Funding
	7.75%, 02/15/10	1,398
700	BellSouth Corp.
	5.20%, 09/15/14	691
2,094	Bellsouth Telecommunications
	6.30%, 12/15/15	2,149
4,466	British Telecommunications plc (United Kingdom)
	8.37%, 12/15/10	5,023
785	Deutsche Telekom International Finance BV (Netherlands)
	5.25%, 07/22/13	772
	France Telecom S.A. (France)
4,695	7.75%, 03/01/11	5,176
1,000	8.50%, 03/01/31	1,313
1,120	GTE Corp.
	7.51%, 04/01/09 (c)	1,184
3,164	Nynex Capital Funding Co. Series B, SUB, 8.23%, 10/15/09	3,423
2,295	SBC Communications, Inc.
	5.63%, 06/15/16	2,294
	Sprint Capital Corp.
6,357	6.00%, 01/15/07	6,400
1,665	6.90%, 05/01/19	1,832
1,680	7.63%, 01/30/11	1,837
560	8.38%, 03/15/12	643
1,534	8.75%, 03/15/32	2,015
1,415	Telecom Italia Capital S.A. (Luxembourg)
	4.00%, 11/15/08	1,366
1,512	Telus Corp. (Canada)
	8.00%, 06/01/11	1,687
3,650	Verizon Florida, Inc. Series F, 6.13%, 01/15/13	3,686
	Verizon Global Funding Corp.
4,621	7.25%, 12/01/10	4,976
1,540	7.38%, 09/01/12	1,697
823	Verizon Maryland, Inc. Series A, 6.13%, 03/01/12	839
880	Verizon New York, Inc. Series B, 7.38%, 04/01/32	933
1,232	Verizon Pennsylvania, Inc.
	8.35%, 12/15/30	1,417
1,193	Verizon Virginia, Inc. Series A, 4.63%, 03/15/13	1,110
		53,861
	Electric Utilities — 0.7%
	Alabama Power Co.
392	4.70%, 12/01/10	384
1,515	Series Y, 2.80%, 12/01/06	1,490
576	American Electric Power Co., Inc. Series A, 6.13%, 05/15/06	577
392	Appalachian Power Co.
	6.60%, 05/01/09	405
1,110	Arizona Public Service Co.
	4.65%, 05/15/15	1,028
1,260	Carolina Power & Light Co.
	5.13%, 09/15/13	1,243
290	Commonwealth Edison Co
	6.95%, 07/15/18 (c)	307
	Constellation Energy Group, Inc.
1,792	6.35%, 04/01/07	1,813
560	7.00%, 04/01/12	607
	Dominion Resources, Inc.
1,854	Series B, 6.25%, 06/30/12 (c)	1,921
3,000	Series A, 8.13%, 06/15/10	3,293
2,100	DTE Energy Co. Series A, 6.65%, 04/15/09	2,167
	Duke Energy Corp.
2,800	4.20%, 10/01/08 (c)	2,725
2,016	5.63%, 11/30/12 (c)	2,046
2,814	Exelon Generation Co., LLC
	6.95%, 06/15/11	3,000
312	Kiowa Power Partners LLC
	4.81%, 12/30/13 (e)	299
1,600	Pacificorp
	4.30%, 09/15/08	1,568
675	Pepco Holdings, Inc.
	6.45%, 08/15/12	708
280	Virginia Electric & Power Co. Series A, 5.38%, 02/01/07	280
		25,861
	Food & Staples Retailing — 0.1%
1,680	Kroger Co. (The)
	8.05%, 02/01/10	1,822

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — Continued
2,930	Safeway, Inc.
	4.13%, 11/01/08	2,826
		4,648
	Gas Utilities — 0.0% (g)
1,008	KeySpan Gas East Corp.
	7.88%, 02/01/10	1,098
	Health Care Providers & Services — 0.1%
2,035	UnitedHealth Group, Inc.
	3.30%, 01/30/08	1,968
	Hotels, Restaurants & Leisure — 0.0% (g)
504	Harrah’s Operating Co., Inc.
	8.00%, 02/01/11	552
	Household Durables — 0.1%
1,485	Centex Corp.
	5.70%, 05/15/14	1,462
1,465	Pulte Homes, Inc.
	5.25%, 01/15/14	1,392
		2,854
	Industrial Conglomerates — 0.1%
644	Raychem Corp.
	7.20%, 10/15/08	667
	Tyco International Group S.A. (Bermuda)
3,080	6.38%, 10/15/11	3,192
1,400	6.75%, 02/15/11	1,469
		5,328
	Insurance — 0.7%
2,184	American International Group, Inc.
	4.25%, 05/15/13	2,050
	ASIF Global Financing
3,360	3.90%, 10/22/08 (e)	3,252
3,248	4.90%, 01/17/13 (e)	3,176
2,520	Jackson National Life Global Funding
	6.13%, 05/30/12 (e)	2,639
2,980	Liberty Mutual Group
	5.75%, 03/15/14 (e)	2,933
1,624	Metropolitan Life Global Funding I
	5.20%, 09/18/13 (e)	1,622
840	MGIC Investment Corp.
	6.00%, 03/15/07	843
3,360	Monumental Global Funding II
	4.38%, 07/30/09 (e)	3,269
1,624	Monumental Global Funding III
	5.20%, 01/30/07 (e)	1,621
	Nationwide Financial Services
1,130	5.90%, 07/01/12	1,163
1,182	6.25%, 11/15/11	1,229
848	Pacific Life Global Funding
	3.75%, 01/15/09 (e)	825
	Protective Life Secured Trust
1,199	4.00%, 10/07/09	1,159
3,360	4.00%, 04/01/11	3,168
350	XL Capital Ltd. (Cayman Islands)
	5.25%, 09/15/14	337
		29,286
	Media — 0.7%
1,570	Clear Channel Communications, Inc.
	5.50%, 09/15/14 (c)	1,483
2,813	Comcast Cable Communications Holdings, Inc.
	8.38%, 03/15/13	3,225
2,095	Comcast Corp.
	5.50%, 03/15/11	2,089
1,022	Cox Communications, Inc.
	7.75%, 11/01/10	1,100
	Time Warner Cos., Inc.
1,232	7.48%, 01/15/08	1,277
896	8.18%, 08/15/07	932
2,415	9.15%, 02/01/23	3,003
600	Knight-Ridder, Inc.
	7.13%, 06/01/11	603
900	News America, Inc.
	7.25%, 05/18/18	990
	TCI Communications, Inc.
1,337	7.13%, 02/15/28	1,431
4,088	9.80%, 02/01/12	4,875
	Time Warner Entertainment Co. LP
1,920	8.38%, 03/15/23	2,260
1,288	10.15%, 05/01/12	1,560
	Time Warner, Inc.
1,165	7.63%, 04/15/31	1,325
255	7.70%, 05/01/32 (c)	294
		26,447
	Multi-Utilities — 0.3%
	Duke Capital LLC
3,645	6.25%, 02/15/13 (c)	3,780
980	8.00%, 10/01/19	1,158
2,560	Nisource Finance Corp.
	6.15%, 03/01/13 (c)	2,650

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — Continued
	PSEG Power LLC
2,190	5.50%, 12/01/15	2,174
1,322	7.75%, 04/15/11	1,454
1,255	8.63%, 04/15/31	1,668
		12,884
	Oil, Gas & Consumable Fuels — 0.3%
455	Alberta Energy Co., Ltd. (Canada)
	7.38%, 11/01/31	554
2,350	BP Capital Markets plc (United Kingdom)
	2.75%, 12/29/06	2,309
550	Conoco Funding Co. (Canada)
	5.45%, 10/15/06	551
2,520	ConocoPhillips
	8.75%, 05/25/10	2,858
1,155	Husky Energy, Inc. (Canada)
	6.15%, 06/15/19	1,183
1,230	Kerr-McGee Corp.
	6.95%, 07/01/24	1,308
	Kinder Morgan Energy Partners LP
935	7.40%, 03/15/31	1,073
635	7.75%, 03/15/32	759
992	Pemex Project Funding Master Trust
	8.63%, 02/01/22	1,230
2,045	Pioneer Natural Resources Co.
	5.88%, 07/15/16 (c)	1,969
		13,794
	Paper & Forest Products — 0.1%
	International Paper Co.
1,904	4.00%, 04/01/10	1,794
879	4.25%, 01/15/09 (c)	850
885	5.85%, 10/30/12 (c)	893
1,008	Union Camp Corp.
	6.50%, 11/15/07	1,026
	Weyerhaeuser Co.
48	6.13%, 03/15/07	48
700	6.75%, 03/15/12	740
		5,351
	Pharmaceuticals — 0.0% (g)
790	Wyeth
	6.45%, 02/01/24	854
	Real Estate — 0.1%
2,694	EOP Operating LP
	6.75%, 02/15/12	2,837
392	ERP Operating LP
	4.75%, 06/15/09	385
		3,222
	Road & Rail — 0.1%
	Burlington Northern Santa Fe Corp.
1,375	6.13%, 03/15/09	1,411
1,425	7.13%, 12/15/10	1,537
	Norfolk Southern Corp.
299	5.59%, 05/17/25	298
871	5.64%, 05/17/29	868
326	7.25%, 02/15/31	394
34	7.80%, 05/15/27	43
		4,551
	Thrifts & Mortgage Finance — 0.3%
784	Bank United Series A, 8.00%, 03/15/09	842
	Countrywide Home Loans, Inc.
1,400	Series E, 7.20%, 10/30/06	1,417
3,080	Series L, 4.00%, 03/22/11	2,881
1,680	VAR, 3.25%, 05/21/08	1,611
980	Washington Mutual Bank FA
	6.88%, 06/15/11	1,050
2,921	Washington Mutual, Inc.
	4.20%, 01/15/10 (c)	2,812
1,400	World Savings Bank FSB
	4.50%, 06/15/09	1,371
		11,984
	Wireless Telecommunication Services — 0.2%
	New Cingular Wireless Services, Inc.
456	7.50%, 05/01/07	468
4,047	7.88%, 03/01/11	4,488
1,215	8.75%, 03/01/31	1,612
		6,568
	Total Corporate Bonds (Cost $511,138)	513,926
	Mortgage Pass-Through Securities — 7.4%
	Federal Home Loan Mortgage Corp. Gold Pools
14,630	4.00%, 05/01/14 – 05/01/19	13,983
1,253	4.50%, 08/01/18	1,216
34,250	5.00%, 06/01/34	33,258
12,225	5.50%, 06/01/17 – 10/01/33	12,154
4,290	6.00%, 04/01/18 – 01/01/33	4,345
7,143	6.50%, 08/01/16 – 11/01/34	7,334
1,135	7.00%, 04/01/17 – 08/01/32	1172

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
1,503		7.50%, 09/01/10 – 11/01/15	1,556
182		8.50%, 11/01/15	193
		Federal Home Loan Mortgage Corp. Conventional Pools
6,646		ARM, 4.13%, 04/01/34	6,517
3,513		ARM, 4.28%, 12/01/33	3,445
328		ARM, 5.47%, 07/01/19	334
317		ARM, 5.65%, 04/01/30	325
—	(h)	7.50%, 07/01/16	—	(h)
88		12.00%, 08/01/15 – 07/01/19	95
		Federal National Mortgage Association Various Pools
1,070		3.50%, 04/01/19	988
12,288		4.00%, 07/01/18 – 12/01/18	11,714
36		ARM, 4.10%, 01/01/19	36
1,789		ARM, 4.20%, 01/01/34	1,762
493		ARM, 4.41%, 09/01/27	492
31,760		4.50%, 11/01/14	30,880
1,317		ARM, 4.52%, 07/01/34	1,303
492		ARM, 4.67%, 03/01/29	495
1,498		ARM, 4.74%, 05/01/35	1,487
18,549		ARM, 4.87%, 01/01/35	18,381
50,206		5.00%, 12/01/16 – 09/01/35	49,400
116		ARM, 5.38%, 03/01/19	117
45,166		5.50%, 06/01/12 – 03/01/34	45,116
9,830		6.00%, 02/01/14 – 09/01/33	9,955
9,728		6.50%, 03/01/17 – 08/01/31	10,040
4154		7.00%, 03/01/17 – 02/01/33	4,295
286		7.50%, 03/01/17 – 07/01/30	299
4,676		8.00%, 11/01/12 – 11/01/28	4,980
397		9.00%, 05/01/18 – 04/01/26	432
97		9.50%, 07/01/28	107
668		10.89%, 04/15/19	731
76		12.50%, 01/01/16	83
		Government National Mortgage Association Various Pools
5,591		5.50%, 06/15/33 – 09/15/34	5,610
3082		6.50%, 06/15/17 – 04/15/33	3,206
1,323		7.00%, 02/15/33 – 06/15/33	1,392
800		7.50%, 11/15/22 – 11/15/31	841
2,215		8.00%, 01/15/16 – 09/20/28	2,360
165		8.50%, 07/15/08 – 05/20/25	179
25		9.00%, 12/15/16 – 10/15/30	27
		Total Mortgage Pass-Through Securities (Cost $296,654)	292,635
		Supranational — 0.0% (g)
560		Corp. Andina de Fomento
		5.20%, 05/21/13 (c) (Cost $558)	553
		U.S. Government Agency Securities — 1.8%
		Federal Home Loan Bank System
1,000		Series 586, 4.25%, 04/16/07	992
20,801		Series 2012, Class A, 4.72%, 09/20/12	20,242
		Federal Home Loan Mortgage Corp.
4,645		4.13%, 07/12/10 (c)	4,500
1,260		5.75%, 01/15/12 (c)	1,311
1,120		6.63%, 09/15/09	1,180
1,550		6.88%, 09/15/10	1,671
		Federal Housing Authority
108		7.43%, 08/01/20	108
1,650		7.43%, 01/01/22	1,650
		Federal National Mortgage Association
18,000		5.25%, 04/15/07	18,057
1,778		6.13%, 03/15/12	1,885
4,822		6.25%, 02/01/11	5,039
1,176		6.38%, 06/15/09	1,227
2,000		7.13%, 01/15/30	2,608
1,316		7.13%, 06/15/10	1,425
5,881		7.25%, 01/15/10	6,347
2,240		5.50%, 03/15/11 (c)	2,292
		Total U.S. Government Agency Securities (Cost $70,846)	70,534
		U.S. Treasury Obligations — 20.7%
		U.S. Treasury Bonds
4,685		6.13%, 11/15/27 (c)	5,601
1,000		6.25%, 08/15/23	1,182
1,120		7.13%, 02/15/23	1,433
3,100		7.25%, 05/15/16 (c)	3,752
24,490		7.25%, 08/15/22 (m)	31,557
4,142		7.50%, 11/15/16 (c)	5,129
1,680		7.63%, 02/15/25	2,292
8,717		7.88%, 02/15/21 (m)	11,651
4,870		8.75%, 05/15/17 (c)	6,592
4,789		8.75%, 08/15/20 (c)	6,801
336		8.88%, 02/15/19 (c)	471
728		9.25%, 02/15/16 (c)	994
5,499		9.88%, 11/15/15 (m)	7,737
7,150		11.25%, 02/15/15 (m)	10,592
14,721		11.75%, 11/15/14 (m)	18,243
63,245		12.00%, 08/15/13 (m)	73,932

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
12,545	12.50%, 08/15/14 (m)	15,673
560	13.25%, 05/15/14	702
45,054	10.38%, 11/15/12 (c) (m)	49,188
	U.S. Treasury Inflation Indexed Bonds
12,300	3.63%, 04/15/28 (m)	16,070
3,360	3.88%, 01/15/09	3,555
21,471	4.25%, 01/15/10	23,384
	U.S. Treasury Notes
1,078	3.50%, 11/15/06	1,069
560	3.13%, 09/15/08 (c)	539
17,925	3.50%, 08/15/09 (c)	17,271
2,000	3.63%, 04/30/07 (c)	1,975
1,225	3.63%, 07/15/09 (c)	1,186
400	3.63%, 01/15/10	386
26,215	4.00%, 06/15/09 (c)	25,695
3,645	4.00%, 02/15/14 (c)	3,495
2,805	4.75%, 05/15/14 (c)	2,830
2,700	5.00%, 08/15/11 (c)	2,751
840	5.63%, 05/15/08 (c)	857
9,168	5.75%, 08/15/10 (c)	9,583
13,497	6.00%, 08/15/09 (c)	14,075
3,080	6.13%, 08/15/07	3,141
2,800	6.50%, 10/15/06 (c)	2,829
47,361	6.50%, 02/15/10 (m)	50,497
560	6.88%, 05/15/06 (c)	563
	U.S. Treasury STRIPS
3,080	PO, 05/15/07 (c)	2,915
10,529	PO, 05/15/08 (c)	9,514
2,165	PO, 05/15/09 (c)	1,868
8,317	PO, 11/15/09	6,986
15,178	PO, 02/15/10 (c)	12,684
23,733	PO, 02/15/11 (c)	18,962
13,820	PO, 08/15/11 (c)	10,795
40,117	PO, 05/15/12 (c)	30,437
27,457	PO, 11/15/12 (c)	20,240
36,586	PO, 02/15/13 (c)	26,628
27,671	PO, 08/15/13 (c)	19,642
6,750	PO, 11/15/13 (c)	4,733
21,553	PO, 02/15/14 (m)	14,917
8,429	PO, 05/15/14 (m)	5,767
21,764	PO, 08/15/14 (m)	14,706
22,774	PO, 11/15/14 (c)	15,211
18,909	PO, 02/15/15 (m)	12,506
5,395	PO, 05/15/15 (c)	3,530
20,193	PO, 08/15/15 (c)	13,063
8,096	PO, 11/15/15	5,192
32,813	PO, 11/15/15 (c)	20,964
68,923	PO, 02/15/16	43,613
15,972	PO, 05/15/16	9,951
2,632	PO, 08/15/16 (c)	1,621
7,161	PO, 11/15/16 (c)	4,355
13,834	PO, 02/15/17 (c)	8,316
11,325	PO, 05/15/17	6,714
6,500	PO, 11/15/17 (c)	3,761
46,499	PO, 05/15/18 (c)	26,249
16,572	PO, 02/15/19 (c)	9,021
2,275	PO, 05/15/20	1,166
1,008	PO, 02/15/22 (c)	477
7,869	PO, 02/15/23 (c)	3,556
	Total U.S. Treasury Obligations (Cost $831,554)	825,333
	Municipal Bonds — 0.1%
	Illinois
3,000	State of Illinois, Taxable Pension GO, 5.10%, 06/01/33 (Cost $3,000)	2,926
	Foreign Government Securities — 0.6%
	Mexico Government International Bond (Mexico)
2,313	4.63%, 10/08/08	2,285
2,105	6.38%, 01/16/13	2,216
2,035	5.88%, 01/15/14 (c)	2,086
1,925	8.30%, 08/15/31	2,522
1,000	8.30%, 08/15/31	1,310
4,881	Series A, 7.50%, 04/08/33	5,926
	Province of Quebec (Canada)
6,441	5.75%, 02/15/09	6,577
560	7.36%, 03/06/26, SUB	705
	Total Foreign Government Securities (Cost $21,431)	23,627
	Total Long-Term Investments (Cost $3,667,325)	3,618,330

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investments — 8.9%
	Investment Company — 8.9%
352,903	JPMorgan Liquid Assets Money Market Fund (b) (Cost $352,903)	352,903

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities Loaned — 6.0%
	Asset Backed Securities — 0.3%
10,000	GSAA, Series 2006-3, Class A1 FRN, 4.65%, 02/22/08	10,000
3,000	MABS, Series 2006-NC1, Class A1 FRN, 4.65%, 02/25/08	3,000
		13,000
	Certificates of Deposit — 0.4%
14,994	Bank of New York FRN
	4.72%, 05/02/08	14,994
	Corporate Notes — 3.4%
2,000	Allstate Life Global Funding FRN, 4.57%, 04/02/07	2,000
25,000	Berkshire Hathaway Finance FRN
	4.61%, 01/11/08	25,000
17,000	Beta Finance, Inc. FRN
	4.62%, 03/10/06	17,000
5,000	CDC Financial Products Inc. FRN, 4.66%, 03/31/06	5,000
439	Citigroup Global Markets Holding, Inc. FRN, 4.59%, 12/12/06	439
6,000	Dorada Finance Inc. FRN, 4.62%, 01/14/08	6,000
2,000	Fifth Third Bancorp FRN, 4.55%, 04/02/07	2,000
	Greenwich Capital Holdings, Inc. FRN
13,056	5.12%, 07/09/07	13,056
25,000	5.12%, 07/09/07	25,000
	MBIA Global Funding LLC FRN
597	4.68%, 01/26/07	597
25,000	4.68%, 01/26/07	25,000
5,000	Morgan Stanley FRN, 4.74%, 02/28/07	5,000
2,000	Trusts Allstate Life Global Funding FRN, 4.57%, 04/02/07	2,000
7,500	World Savings Bank FSB FRN
	4.63%, 06/20/08	7,500
		135,592
	Repurchase Agreements — 1.9%
22,122	Banc of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $22,125, collateralized by U.S. Government Agency Mortgages	22,122
10,000	Barclays Capital, 4.59%, dated 02/28/06, due 03/01/06, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
16,500	Citigroup Global Markets, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $16,502, collateralized by Asset Backed Securities	16,500
16,500	Greenwich Capital, 4.63%, dated 02/28/06, due 03/01/06, repurchase price $16,502, collateralized by Asset Backed Securities	16,500
10,000	UBS Securities LLC, 4.57%, due 02/28/06, due 03/01/06, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
		75,122
	Total Investment of Cash Collateral for Securities Loaned (Cost $238,708)	238,708
	Total Investments — 105.7% (Cost $4,258,936)	4,209,941
	Liabilities in Excess of Other Assets — (5.7)%	(226,396)
	NET ASSETS — 100.0%	3,983,545

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.2%
	Asset Backed Securities — 3.8%
2,885	American Express Credit Account Master Trust Series 2004-3, Class A, 4.35%, 12/15/11	2,831
450	AmeriCredit Automobile Receivables Trust Series 2002-A, Class A4, 4.61%, 01/12/09	449
853	BankBoston Home Equity Loan Trust Series 1998-1, Class A6, 6.35%, 02/25/13	859
2,730	Capital One Auto Finance Trust Series 2005-C, Class A4A, 4.71%, 06/15/12	2,699
1,880	Capital One Master Trust Series 2001-5, Class A, 5.30%, 06/15/09	1,884
2,425	Carmax Auto Owner Trust Series 2005-1, Class A3, 4.13%, 05/15/09	2,399
	Citibank Credit Card Issuance Trust
5,000	Series 2002-A1, Class A1, 4.95%, 02/09/09	4,995
2,900	Series 2002-C2, Class C2, 6.95%, 02/18/14	3,115
1,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	981
681	CNH Equipment Trust Series 2003-B, Class A3B, 2.47%, 01/15/08	675
1,586	Community Program Loan Trust Series 1987-A, Class A4, 4.50%, 10/01/18	1,558
4,192	Countrywide Asset-Backed Certificates Series 2004-AB2, Class A2, FRN, 4.85%, 05/25/36	4,198
208	CS First Boston Mortgage Securities Corp. Series 2002-HE4, Class AF, 5.51%, 08/25/32	208
4,237	Ford Credit Auto Owner Trust Series 2004-A, Class A3, 2.93%, 03/15/08	4,194
66	GE Capital Mortgage Services, Inc. Series 1997-HE3, Class A6, 6.72%, 10/25/27	66
	Green Tree Financial Corp.
4,350	Series 1995-2, Class B1, 8.60%, 05/15/26	4,504
4,610	Series 1995-10, Class B1, 7.05%, 01/15/27	3,983
1,000	MBNA Credit Card Master Note Trust Series 2003-C1, Class C1, FRN, 6.27%, 06/15/12	1,056
	MBNA Master Credit Card Trust USA
262	Series 1999-D, Class B, 6.50%, 11/15/08	263
1,500	Series 2000-D, Class C, 8.40%, 09/15/09 (e)	1,552
1,712	Onyx Acceptance Grantor Trust Series 2004-B, Class A3, 3.09%, 09/15/08	1,701
74	Residential Asset Mortgage Products, Inc. Series 2001-RS3, Class AI4, SUB, 6.29%, 10/25/31	74
280	Security Pacific Acceptance Corp. Series 1995-1, Class A3, 7.25%, 04/10/20	282
600	Standard Credit Card Master Trust Series 1994-2, Class A, 7.25%, 04/07/08	602
3,926	WFS Financial Owner Trust Series 2003-4, Class A4, 3.15%, 05/20/11	3,854
	Total Asset Backed Securities (Cost $49,580)	48,982
	Collateralized Mortgaged Obligations — 29.8%
	Agency CMO — 20.4%
1,952	Federal Home Loan Bank Series 2000, Class Y, 5.27%, 12/28/12	1,943
	Federal Home Loan Mortgage Corp.
123	Series 11, Class D, 9.50%, 07/15/19	122
52	Series 38, Class D, 9.50%, 05/15/20	56
31	Series 81, Class A, 8.13%, 11/15/20	31
62	Series 84, Class F, 9.20%, 10/15/20	67
39	Series 109, Class I, 9.10%, 01/15/21	38
12	Series 198, Class Z, 8.50%, 09/15/22	12
562	Series 201, Class Z, 8.00%, 02/15/23	561
201	Series 1254, Class N, 8.00%, 04/15/22	201
486	Series 1316, Class Z, 8.00%, 06/15/22	485
136	Series 1343, Class LB, 7.50%, 08/15/22	137
267	Series 1456, Class Z, 7.50%, 01/15/23	272
18	Series 1506, Class PH, 6.75%, 04/15/08	18
3,540	Series 1538, Class J, 6.50%, 06/15/08	3,561
1,000	Series 1543, Class VN, 7.00%, 07/15/23	1,039
103	Series 1556, Class H, 6.50%, 08/15/13	105
346	Series 1561, Class J, 6.50%, 08/15/08	348
350	Series 1577, Class PV, 6.50%, 09/15/23	359
343	Series 1595, Class D, 7.00%, 10/15/13	349
284	Series 1611, Class JC, IF 10.00%, 08/15/23	295
3,620	Series 1628, Class LZ, 6.50%, 12/15/23	3,708
697	Series 1630, Class PJ, 6.00%, 05/15/23	701
2,796	Series 1637, Class G, 6.00%, 06/15/23	2,804
473	Series 1667, Class B, 6.00%, 01/15/09	476
16	Series 1671, Class QC, IF, 10.00%, 02/15/24	19
760	Series 1796, Class B, 6.50%, 12/15/08	767
368	Series 2022, Class PE, 6.50%, 01/15/28	377
1,780	Series 2036, Class PG, 6.50%, 01/15/28	1,810
2,493	Series 2055, Class OE, 6.50%, 05/15/13	2,550
363	Series 2089, Class PJ, IO, 7.00%, 10/15/28	73
9,043	Series 2091, Class PG, 6.00%, 11/15/28	9,146
1,704	Series 2122, Class QR, 6.25%, 01/15/28	1,708
1,407	Series 2123, Class PE, 6.00%, 12/15/27	1,416
561	Series 2132, Class PD, 6.00%, 11/15/27	565
392	Series 2161, Class PG, 6.00%, 04/15/28	394
1,065	Series 2201, Class C, 8.00%, 11/15/29	1,111
456	Series 2261, Class ZY, 7.50%, 10/15/30	463
600	Series 2297, Class NB, 6.00%, 03/15/16	612
524	Series 2310, Class Z, 6.00%, 04/15/31	530
201	Series 2313, Class LA, 6.50%, 05/15/31	207
4,859	Series 2330, Class PE, 6.50%, 06/15/31	4,953
1,934	Series 2344, Class QG, 6.00%, 08/15/16	1,970

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   41

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,126	Series 2345, Class PQ, 6.50%, 08/15/16	2,186
1,745	Series 2368, Class TG, 6.00%, 10/15/16	1,777
3,351	Series 2394, Class MC, 6.00%, 12/15/16	3,415
1,000	Series 2399, Class PG, 6.00%, 01/15/17	1,027
300	Series 2410, Class QB, 6.25%, 02/15/32	311
1,000	Series 2430, Class WF, 6.50%, 03/15/32	1,040
5,026	Series 2454, Class BG, 6.50%, 08/15/31	5,094
1,500	Series 2455, Class GK, 6.50%, 05/15/32	1,557
10,000	Series 2457, Class PE, 6.50%, 06/15/32	10,190
2,000	Series 2466, Class DH, 6.50%, 06/15/32	2,065
2,000	Series 2543, Class YX, 6.00%, 12/15/32	2,046
2,000	Series 2557, Class WJ, 5.00%, 07/15/14	1,993
496	Series 2602, Class BX, 3.50%, 12/15/22	460
2,000	Series 2617, Class GR, 4.50%, 05/15/18	1,895
5,636	Series 2636, Class Z, 4.50%, 06/15/18	5,280
630	Series 2643, Class KG, 4.00%, 05/15/18	626
1,731	Series 2656, Class AC, 6.00%, 08/15/33	1,751
1,126	Series 2668, Class SB, IF, 3.14%, 10/15/15	1,078
3,500	Series 2686, Class GB, 5.00%, 05/15/20	3,469
5,000	Series 2715, Class NG, 4.50%, 12/15/18	4,760
2,000	Series 2716, Class UN, 4.50%, 12/15/23	1,873
5,000	Series 2720, Class PC, 5.00%, 12/15/23	4,882
722	Series 2755, Class SA, IF, 5.06%, 05/15/30	676
1,882	Series 2756, Class NA, 5.00%, 02/15/24	1,846
3,000	Series 2762, Class LD, 5.00%, 10/15/27	2,960
2,000	Series 2764, Class UC, 5.00%, 05/15/27	1,974
1,174	Series 2776, Class SK, IF, 2.22%, 04/15/34	828
447	Series 2811, PO, 06/15/34	427
501	Series 2827, Class SQ, IF, 7.50%, 01/15/19	490
1,245	Series 2958, Class KB, 5.50%, 04/15/35	1,240
5,777	Series 2962, Class WJ, 5.50%, 06/15/24	5,825
5,375	Series 2993, Class MN, 5.00%, 06/15/23	5,327
982	Series 3059, Class B, 5.00%, 02/15/35	933
679	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-54, Class 2A, 6.50%, 02/25/43	693
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association
520	Series 23, Class KZ, 6.50%, 11/25/23	529
3,633	Series 24, Class J, 6.25%, 11/25/23	3,664
393	Series 31, Class Z, 8.00%, 04/25/24	412
	Federal National Mortgage Association
39	Series 1988-13, Class C, 9.30%, 05/25/18	41
442	Series 1989-72, Class E, 9.35%, 10/25/19	477
15	Series 1989-98, Class H, 11.50%, 12/25/19	17
25	Series 1990-1, Class D, 8.80%, 01/25/20	27
33	Series 1990-110, Class H, 8.75%, 09/25/20	35
23	Series 1990-117, Class E, 8.95%, 10/25/20	24
229	Series 1991-141, Class PZ, 8.00%, 10/25/21	244
107	Series 1992-31, Class M, 7.75%, 03/25/22	112
102	Series 1992-78, Class H, 7.50%, 06/25/07	103
131	Series 1992-79, Class Z, 9.00%, 06/25/22	141
141	Series 1992-101, Class J, 7.50%, 06/25/22	143
1,331	Series 1992-188, Class PZ, 7.50%, 10/25/22	1,414
97	Series 1993-23, Class PZ, 7.50%, 03/25/23	103
210	Series 1993-55, Class K, 6.50%, 05/25/08	212
492	Series 1993-56, Class PZ, 7.00%, 05/25/23	509
468	Series 1993-60, Class Z, 7.00%, 05/25/23	485
862	Series 1993-79, Class PL, 7.00%, 06/25/23	893
162	Series 1993-86, Class H, 6.50%, 06/25/08	164
28	Series 1993-140, Class H, 6.50%, 03/25/13	28
1,430	Series 1993-141, Class Z, 7.00%, 08/25/23	1,482
747	Series 1993-149, Class M, 7.00%, 08/25/23	773
906	Series 1993-160, Class AJ, 6.50%, 04/25/23	913
1,606	Series 1993-160, Class ZA, 6.50%, 09/25/23	1,673
842	Series 1993-175, Class PG, 6.50%, 09/25/08	849
26	Series 1993-205, Class H, PO, 09/25/23	22
95	Series 1993-231, Class M, 6.00%, 12/25/08	95
120	Series 1993-255, Class E, 7.10%, 12/25/23	127
681	Series 1993-257, Class C, PO, 06/25/23	607
1,500	Series 1994-1, Class L, 6.50%, 01/25/14	1,530
39	Series 1994-23, Class PE, 6.00%, 08/25/22	39
3,896	Series 1994-23, Class PX, 6.00%, 08/25/23	3,932
2,000	Series 1994-28, Class K, 6.50%, 08/25/23	2,016
91	Series 1994-32, Class Z, 6.50%, 03/25/09	92
358	Series 1994-65, Class PK, PO, 04/25/24	303
266	Series 1995-19, Class K, 6.50%, 09/25/08	268
649	Series 1995-19, Class Z, 6.50%, 11/25/23	695
421	Series 1995-4, Class Z, 7.50%, 10/25/22	452
373	Series 1996-59, Class K, 6.50%, 07/25/23	380
395	Series 1997-11, Class E, 7.00%, 03/18/27	410
164	Series 1997-27, Class J, 7.50%, 04/18/27	172
2,500	Series 1997-31, Class EB, 6.00%, 04/18/12	2,524
500	Series 1997-42, Class EG, 8.00%, 07/18/27	563
2,481	Series 1997-63, Class ZA, 6.50%, 09/18/27	2,555
17	Series 1998-63, Class PG, 6.00%, 03/25/27	17
1,928	Series 1999-47, Class JZ, 8.00%, 09/18/29	2,116
1,177	Series 2000-8, Class Z, 7.50%, 02/20/30	1,230
2,275	Series 2001-4, Class PC, 7.00%, 03/25/21	2,368
1,578	Series 2001-5, Class OW, 6.00%, 03/25/16	1,603

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,000	Series 2002-11, Class QG, 5.50%, 03/25/17	1,006
4	Series 2002-16, Class VD, 6.50%, 06/25/18	4
5,000	Series 2002-18, Class PC, 5.50%, 04/25/17	5,042
1,000	Series 2002-55, Class QE, 5.50%, 09/25/17	1,000
1,500	Series 2002-61, Class PE, 5.50%, 05/25/16	1,504
2,000	Series 2002-74, Class PD, 5.00%, 11/25/15	1,981
2,500	Series 2003-8, Class QD, 5.00%, 09/25/16	2,467
2,000	Series 2003-47, Class PE, 5.75%, 06/25/33	1,995
528	Series 2003-60, Class DA, 4.25%, 06/25/21	505
3,148	Series 2003-73, Class GA, 3.50%, 05/25/31	2,935
2,000	Series 2003-83, Class PG, 5.00%, 06/25/23	1,949
140	Series 2003-91, Class SD, IF, 4.87%, 09/25/33	126
7,600	Series 2003-92, Class PD, 4.50%, 03/25/17	7,362
5,000	Series 2003-113, Class PC, 4.00%, 03/25/15	4,828
1,000	Series 2003-128, Class KE, 4.50%, 01/25/14	974
9,247	Series 2003-128, Class NG, 4.00%, 01/25/19	8,362
1,000	Series 2004-21, Class AE, 4.00%, 04/25/19	905
224	Series 2004-22, Class A, 4.00%, 04/25/19	212
1,000	Series 2004-53, Class NC, 5.50%, 07/25/24	1,008
4,700	Series 2005-40, Class YA, 5.00%, 09/25/20	4,659
2,080	Series 2005-48, Class OM, 5.00%, 03/25/30	2,042
5,500	Series 2005-68, Class BC, 5.25%, 06/25/35	5,349
4,864	Series 2005-68, Class JK, 5.25%, 05/25/35	4,808
2,500	Series 2005-84, Class XM, 5.75%, 10/25/35	2,521
5,000	Series 2005-110, Class GJ, 5.50%, 11/25/30	4,987
1,150	Series 2006-22, Class AO, PO, 04/25/36	841
86	Series G-29, Class O, 8.50%, 09/25/21	89
693	Series G92-15, Class Z, 7.00%, 01/25/22	706
59	Series G92-30, Class Z, 7.00%, 06/25/22	60
123	Series G92-62, Class B, PO, 10/25/22	104
988	Federal National Mortgage Association Whole Loan Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,020
379	Federal Home Loan Mortgage Corp. — Government National Mortgage Association Series 29, Class J, 7.00%, 09/25/23	380
	Government National Mortgage Association
442	Series 1997-7, Class ZA, 9.00%, 05/16/27	468
546	Series 1997-8, Class PN, 7.50%, 05/16/27	568
131	Series 1999-43, Class TA, IF, 9.35%, 11/16/29	141
1,381	Series 1999-44, Class ZG, 8.00%, 12/20/29	1,442
2,661	Series 2000-1, Class PK, 8.00%, 01/16/30	2,782
816	Series 2000-9, Class Z, 8.00%, 06/20/30	858
715	Series 2000-26, Class Z, 7.75%, 09/20/30	730
2,762	Series 2002-4, Class TD, 7.00%, 01/20/32	2,939
3,000	Series 2002-45, Class QE, 6.50%, 06/20/32	3,113
150	Series 2002-47, Class HM, 6.00%, 07/16/32	153
134	Series 2004-73, Class AE, IF, 5.43%, 08/17/34	128
	Vendee Mortgage Trust
2,487	Series 1996-2, Class 1Z, 6.75%, 06/15/26	2,566
6,596	Series 1998-1, Class 2E, 7.00%, 09/15/27	6,806
315	Series 1999-1, Class 2Z, 6.50%, 01/15/29	315
		262,676
	Non-Agency CMO — 9.4%
558	ABN Amro Mortgage Corp. Series 2003-7, Class A3, 4.50%, 07/25/18	538
4,943	American Home Mortgage Investment Corp. Series 2005-3, Class 2A4, FRN, 6.44%, 09/25/35	4,803
	Banc of America Funding Corp.
4,388	Series 2003-4, Class 2A2, FRN, 4.10%, 03/20/35	4,283
1,500	Series 2005-5, Class 3A5, 5.50%, 08/25/35	1,475
997	Series 2005-7, Class 30, PO, 11/25/35	700
	Banc of America Mortgage Securities
1,561	Series 2003-7, Class A2, 4.75%, 09/25/18	1,517
157	Series 2004-11, Class 15, PO, 01/25/20	119
1,344	Series 2004-2, Class 2A4, 5.50%, 03/25/34	1,324
6,082	Series 2004-3, Class 2A1, 5.50%, 04/25/34	5,976
1,000	Series 2004-7, Class 2A2, 5.75%, 08/25/34	995
674	Series 2004-8, Class X, PO, 10/25/34	542
534	Series 2005-1, Class 15, PO, 02/25/20	398
504	Series 2005-1, Class 1A17, 5.50%, 02/25/35	479
1,570	Bear Stearns Adjustable Rate Mortgage Trust Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	1,533
27	Bear Stearns Mortgage Securities, Inc. Series 1997-6, Class 1A, VAR, 6.68%, 03/25/31	27
	BHN II Mortgage Trust
439	Series 1997-1, Class A2, 7.92%, 07/25/09 (i)	11
651	Series 1997-2, Class A2, 7.54%, 05/31/17 (i)	33
2,198	Cendant Mortgage Corp. Series 2003-8, Class 1A8, 5.25%, 09/25/33	2,133
2,939	Citicorp Mortgage Securities, Inc. Series 2004-1, Class A1, 4.75%, 01/25/34	2,848
367	Citigroup Mortgage Loan Trust, Inc. Series 2003-UST1, PO, 12/25/18	300
	Countrywide Alternative Loan Trust
2,104	Series 2003-J3, Class 2A1, 6.25%, 12/25/33	2,103
5,684	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	5,543
800	Series 2005-23CB, Class A2, 5.50%, 07/25/35	743

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   43

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
5,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	4,898
2,208	Series 2005-5R, Class A1, 5.25%, 12/25/18	2,192
121	Series 2005-J1, Class 4A1, 6.00%, 08/25/17	121
789	Series 2005-J6, Class 2A1, 5.50%, 07/25/25	779
100	Series 2005-J7, Class 1A9, 5.50%, 07/25/35	97
	Countrywide Home Loan Mortgage Pass-Through Trust
4,000	Series 2002-32, Class 1A18, 6.00%, 01/25/33	4,020
500	Series 2002-35, Class 2A10, 6.00%, 02/25/33	503
218	Series 2005-13, Class A1, 5.50%, 06/25/35	216
4,752	Series 2005-22, Class 2A1, FRN, 5.34%, 11/25/35	4,720
	CS First Boston Mortgage Securities Corp.
1,000	Series 2005-1, Class 1A16, 5.50%, 02/25/35	975
500	Series 2005-10, Class 10A4, 6.00%, 11/25/35	502
881	Series 2005-10, Class 6A13, 5.50%, 11/25/35	787
289	Deutsche ALT-A Securities Inc Alternate Loan Trust Series 2005-3 Class A, PO, 06/25/35	193
1,229	First Horizon Alternative Mortgage Securities Series 2004-AA3, Class A1, FRN, 5.33%, 09/25/34	1,220
1,972	First Horizon Asset Securities, Inc. Series 2004-AR7, Class 2A1, FRN, 4.93%, 02/25/35	1,950
1,219	MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	1,187
	MASTR Alternative Loans Trust
631	Series 2003-8, Class 3A1, 5.50%, 12/25/33	624
174	Series 2004-6, Class 6A1, 6.50%, 07/25/34	176
388	Series 2004-7, Class 30, PO, 08/25/34	289
190	Series 2004-7, Class 3A1, 6.50%, 08/25/34	192
2,351	Series 2004-8, Class 6A1, 5.50%, 09/25/19	2,342
4,699	Series 2004-10, Class 1A1, 4.50%, 09/25/19	4,531
988	Series 2004-11, Class 8A3, 5.50%, 10/25/19	980
178	Series 2005-1, Class 5A1, 5.50%, 01/25/20	177
	MASTR Asset Securitization Trust
2,300	Series 2003-4, Class 2A2, 5.00%, 05/25/18	2,280
451	Series 2003-6, Class 8A1, 5.50%, 07/25/33	443
1,451	Series, 2003-10, Class 3A1, 5.50%, 11/25/33	1,428
1,499	Series 2003-11, Class 3A1, 4.50%, 12/25/18	1,447
423	Series 2004-6, Class 15, PO, 07/25/19	332
842	Series 2004-8, PO, 08/25/19	631
970	Series 2004-10, Class 1A1, 4.50%, 10/25/19	936
928	MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 05/28/35 (e)	657
1,281	MortgageIT Trust Series 2005-1, Class 1A1, FRN, 4.90%, 02/25/35	1,285
887	Nomura Asset Acceptance Corp. Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	892
	Paine Webber CMO Trust
30	Series H, Class 4, 8.75%, 04/01/18	32
5	Series J, Class 3, 8.80%, 05/01/18	5
38	Series L, Class 4, 8.95%, 07/01/18	40
	Residential Accredit Loans, Inc.
3,068	Series 2003-QS14, Class A1, 5.00%, 07/25/18	3,010
1,550	Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,512
1,766	Series 2005-QA7, Class A21, VAR, 4.85%, 07/25/35	1,739
4,000	Series 2005-QS5, Class A4, 5.75%, 04/25/35	3,870
	Residential Funding Mortgage Securities I
1,644	Series 2003-S7, Class A17, 4.00%, 05/25/33	1,569
2,783	Series 2004-S4, Class 2A7, 4.50%, 04/25/19	2,688
1,784	Series 2005-SA4, Class 1A1, VAR, 5.01%, 09/25/35	1,771
3,050	Series 2006-S1, Class 1A8, 5.75%, 01/25/36	2,657
1,219	Residential Funding Securities Corp. Series 2003-RM2, Class AII, 5.00%, 05/25/18	1,188
325	Structured Asset Securities Corp Series 2003-21, Class 1A3, 5.50%, 07/25/33	322
300	Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB7, 5.50%, 06/25/35	292
	Washington Mutual, Inc.
2,885	Series 2002-S4, Class A4, 6.50%, 10/19/29	2,900
699	Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	677
1,572	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	1,542
	Wells Fargo Mortgage Backed Securities Trust
208	Series 2003-8, Class A9, 4.50%, 08/25/18	198
590	Series 2003-10, Class A1, 4.50%, 09/25/18	569
500	Series 2003-11, Class 1A4, 4.75%, 10/25/18	484
414	Series 2003-17, Class 2A9, PO, 01/25/34	225
1,089	Series 2003-18, Class A1, 5.50%, 12/25/33	1,070
320	Series 2004-DD, Class 2A8, FRN, 4.52%, 01/25/35	311
2,415	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	2,350
1,506	Series 2004-P, Class 2A1, FRN, 4.23%, 09/25/34	1,468
367	Series 2004-Q, Class 1A3, FRN, 4.91%, 09/25/34	354

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
2,327	Series 2004-Q, Class 2A2, FRN, 4.88%, 09/25/34	2,241
2,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	1,912
2,175	Series 2005-9, Class 2A10, 5.25%, 10/25/35	1,969
		121,390
	Total Collateralized Mortgage Obligations (Cost $386,391)	384,066
	Commercial Mortgage Backed Securities — 0.6%
2,000	Banc of America Commercial Mortgage, Inc. Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	1,987
	Bear Stearns Commercial Mortgage Securities
853	Series 2000-WF1, Class A1, 7.64%, 02/15/32	881
1,000	Series 2004-T14, Class A3, 4.80%, 01/12/41	978
1,975	DLJ Commercial Mortgage Corp. Series 2000-CF1 A1B, 7.62%, 06/10/33	2,138
2,000	Wachovia Bank Commercial Mortgage Trust Series 2004-C15, Class A2, 4.04%, 10/15/41	1,923
	Total Commercial Mortgage Backed Securities (Cost $8,145)	7,907
	Corporate Bonds — 31.4%
	Aerospace & Defense — 0.4%
500	Aviall, Inc.
	7.63%, 07/01/11	516
750	L-3 Communications Corp.
	6.38%, 10/15/15 (c)	748
400	Loral Corp.
	7.00%, 09/15/23	461
750	Moog, Inc.
	6.25%, 01/15/15	743
1,000	Northrop Grumman Corp.
	7.13%, 02/15/11	1,076
500	Sequa Corp. Series B, 8.88%, 04/01/08	524
1,417	Systems 2001 AT LLC
	7.16%, 12/15/11 (e)	1,471
		5,539
	Air Freight & Logistics — 0.3%
3,408	FedEx Corp.
	7.85%, 01/30/15	3,597
	Airlines — 0.8%
	American Airlines, Inc.
500	7.25%, 02/05/09	498
992	10.18%, 01/02/13	908
426	Continental Airlines, Inc.
	7.88%, 07/02/18 (c)	407
642	Delta Air Lines, Inc.
	10.00%, 12/05/14 (d) (e)	293
	NWA Trust
1,274	9.25%, 06/21/14 (d)	1,288
3,185	10.23%, 06/21/14 (d)	2,818
4,258	United Airlines, Inc.
	6.07%, 03/01/13 (c)	4,235
		10,447
	Auto Components — 0.1%
750	Arvin Industries, Inc.
	7.13%, 03/15/09	757
	Automobiles — 0.6%
2,000	DaimlerChrysler NA Holding Corp.
	7.30%, 01/15/12	2,145
	Ford Motor Credit Co.
3,500	7.38%, 10/28/09	3,233
1,680	7.88%, 06/15/10	1,554
700	Toyota Motor Credit Corp.
	2.88%, 08/01/08	666
		7,598
	Beverages — 0.1%
500	Bavaria S.A. (Colombia)
	8.88%, 11/01/10 (e)	542
400	Coca-Cola Enterprises, Inc.
	6.95%, 11/15/26	458
		1,000
	Capital Markets — 2.4%
	Bear Stearns Cos., Inc. (The)
2,325	3.25%, 03/25/09	2,199
2,000	4.50%, 10/28/10 (c)	1,940
	Donaldson Lufkin & Jenrette, Inc.
500	6.50%, 04/01/08	511
1,000	6.50%, 06/01/08	1,025
1,000	FMR Corp.
	4.75%, 03/01/13 (e)	973
	Goldman Sachs Group, Inc.
1,575	4.75%, 07/15/13	1,513
780	5.25%, 10/15/13	773
2,000	6.60%, 01/15/12	2,125
1,500	6.88%, 01/15/11	1,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   45

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Lehman Brothers Holdings, Inc.
235	3.60%, 03/13/09	225
3,525	4.00%, 01/22/08 (c)	3,456
295	8.50%, 08/01/15	359
	Merrill Lynch & Co., Inc.
1,100	4.79%, 08/04/10	1,077
2,750	Series B, 3.13%, 07/15/08	2,653
1,900	Series C, 4.13%, 01/15/09	1,853
	Morgan Stanley
1,750	4.25%, 05/15/10 (c)	1,681
1,000	5.30%, 03/01/13	993
3,500	6.60%, 04/01/12	3,717
1,850	6.75%, 04/15/11	1,970
		30,643
	Chemicals — 0.5%
750	Airgas, Inc.
	6.25%, 07/15/14	743
1,000	Dow Capital BV
	8.50%, 06/08/10	1,111
250	Eastman Chemical Co.
	7.60%, 02/01/27	284
775	EI Du Pont de Nemours & Co.
	4.13%, 04/30/10 (c)	744
500	Georgia Gulf Corp.
	7.13%, 12/15/13 (c)	506
750	IMC Global, Inc.
	10.88%, 08/01/13	862
735	Monsanto Co.
	7.38%, 08/15/12	818
500	NewMarket Corp.
	8.88%, 05/01/10	523
500	Westlake Chemical Corp.
	6.63%, 01/15/16 (c)	499
		6,090
	Commercial Banks — 4.0%
	Bank of America Corp.
1,000	4.38%, 12/01/10	967
1,500	6.98%, 03/07/37	1,779
1,000	7.40%, 01/15/11	1,091
2,900	7.80%, 02/15/10	3,166
500	7.80%, 09/15/16	592
1,000	Bank of New York Co., Inc. (The)
	5.20%, 07/01/07 (c)	1,000
7,125	Bank of Scotland (United Kingdom) VAR, 7.00%, 12/31/49 (e)	7,297
250	Bankers Trust Corp.
	7.25%, 10/15/11	275
1,000	BB&T Corp.
	6.50%, 08/01/11	1,062
1,750	Branch Banking & Trust Co. Wilson North Carolina
	4.88%, 01/15/13	1,718
2,500	First Bank NA
	6.50%, 02/01/08	2,567
1,000	FleetBoston Financial Corp.
	7.38%, 12/01/09	1,073
400	HSBC Holdings plc
	7.35%, 11/27/32	488
2,000	Huntington National Bank
	8.00%, 04/01/10	2,186
	Key Bank NA
700	5.70%, 08/15/12	714
5,000	7.55%, 09/15/06	5,058
1,740	Marshall & Ilsley Corp.
	4.38%, 08/01/09	1,699
500	Mellon Funding Corp.
	6.38%, 02/15/10	521
1,500	National City Bank
	4.63%, 05/01/13	1,440
1,500	National Westminster Bank plc (United Kingdom)
	7.38%, 10/01/09	1,610
	Popular North America, Inc.
825	4.25%, 04/01/08	806
500	6.13%, 10/15/06	502
2,035	Royal Bank of Canada (Canada)
	3.88%, 05/04/09	1,964
2,500	SunTrust Banks, Inc.
	6.00%, 02/15/26	2,611
1,615	Textron Financial Corp.
	4.60%, 05/03/10	1,575
500	UnionBanCal Corp.
	5.25%, 12/16/13	494
2,000	US Bancorp
	7.50%, 06/01/26	2,441

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
	Wells Fargo & Co.
1,000	4.20%, 01/15/10	967
1,500	5.90%, 05/21/06	1,503
1,500	6.38%, 08/01/11	1,580
1,000	Wells Fargo Bank
	6.45%, 02/01/11 (c)	1,055
		51,801
	Commercial Services & Supplies — 0.5%
1,000	Allied Waste North America Series B, 8.88%, 04/01/08	1,052
750	Corrections Corp. of America
	6.25%, 03/15/13 (c)	744
500	FTI Consulting, Inc.
	7.63%, 06/15/13 (e)	524
1,300	PHH Corp.
	7.13%, 03/01/13	1,368
530	Phoenix Color Corp.
	10.38%, 02/01/09 (c)	500
500	Quebecor World Capital Corp. (Canada)
	6.13%, 11/15/13	444
500	Stewart Enterprises, Inc.
	7.75%, 02/15/13 (c) (e)	484
750	United Rentals North America, Inc.
	6.50%, 02/15/12	749
		5,865
	Communications Equipment — 0.0% (g)
500	Corning, Inc.
	6.20%, 03/15/16	507
	Computers & Peripherals — 0.2%
	International Business Machines Corp.
1,000	5.39%, 01/22/09	1,006
650	7.00%, 10/30/25	760
500	Seagate Technology HDD Holdings (Cayman Islands)
	8.00%, 05/15/09	520
		2,286
	Construction & Engineering — 0.0% (g)
500	Dycom Industries, Inc.
	8.13%, 10/15/15 (e)	520
	Construction Materials — 0.1%
1,300	Hanson Australia Funding Ltd. (Australia)
	5.25%, 03/15/13	1,269
	Consumer Finance — 1.5%
3,000	American Express Credit Corp.
	3.00%, 05/16/08 (c)	2,871
200	Capital One Bank
	4.88%, 05/15/08 (c)	198
	General Motors Acceptance Corp.
1,300	6.13%, 09/15/06 (c)	1,284
2,000	7.25%, 03/02/11	1,827
	HSBC Finance Corp.
7,200	5.88%, 02/01/09	7,328
500	6.38%, 11/27/12	526
1,000	6.50%, 11/15/08	1,033
1,000	HSBC Finance Corp. plc
	7.25%, 05/15/06	1,005
2,000	John Deere Capital Corp.
	4.63%, 04/15/09	1,969
350	MBNA America Bank
	5.38%, 01/15/08	351
1,250	SLM Corp.
	3.50%, 09/30/06	1,237
		19,629
	Containers & Packaging — 0.1%
750	Ball Corp.
	6.88%, 12/15/12	763
	Owens Brockway Glass Container, Inc.
250	7.75%, 05/15/11	262
500	8.88%, 02/15/09	521
		1,546
	Diversified Financial Services — 3.7%
	Associates Corp. of N. America
1,000	6.25%, 11/01/08	1,027
6,000	8.15%, 08/01/09	6,546
500	Series B 7.95%, 02/15/10	547
280	Canadian Pacific Ltd. (Canada)
	9.45%, 08/01/21	393
	Caterpillar Financial Services Corp.
1,500	3.45%, 01/15/09	1,431
1,200	4.50%, 09/01/08	1,182
	CIT Group, Inc.
1,000	5.00%, 02/01/15	966
1,325	6.88%, 11/01/09	1,392
1,000	7.75%, 04/02/12	1,118
2,000	Citigroup, Inc.
	4.70%, 05/29/15 (c)	1,917

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   47

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
6,500	Corestates Capital Trust I
	8.00%, 12/15/26 (e)	6,852
	Credit Suisse First Boston USA, Inc.
2,000	5.50%, 08/15/13	2,020
1,690	6.13%, 11/15/11	1,755
500	Eircom Funding (Ireland)
	8.25%, 08/15/13	534
	General Electric Capital Corp.
1,000	4.38%, 11/21/11	959
1,100	6.75%, 03/15/32 (c)	1,287
5,000	Series A, 2.80%, 01/15/07	4,906
500	Series A, 3.50%, 05/01/08 (c)	484
885	Series A, 4.25%, 01/15/08	872
1,750	Series A, 5.88%, 02/15/12	1,808
2,700	Series A, 6.00%, 06/15/12	2,812
1,750	Series A, 6.13%, 02/22/11	1,820
	International Lease Finance Corp.
190	4.50%, 05/01/08	187
1,000	5.63%, 06/01/07	1,003
210	5.88%, 05/01/13 (c)	214
	National Rural Utilities Cooperative Finance Corp.
3,500	6.00%, 05/15/06	3,507
400	7.25%, 03/01/12	440
		47,979
	Diversified Telecommunication Services — 1.4%
	BellSouth Corp.
1,285	5.20%, 09/15/14	1,268
100	6.88%, 10/15/31	109
2,000	British Telecommunications plc (United Kingdom)
	8.37%, 12/15/10	2,249
750	Citizens Communications Co.
	6.25%, 01/15/13	736
400	GTE Corp.
	7.90%, 02/01/27	420
500	Insight Midwest LP
	10.50%, 11/01/10	527
500	MasTec, Inc.
	7.75%, 02/01/08 (c)	500
111	MCI, Inc.
	7.69%, 05/01/09	114
500	New York Telephone Co.
	6.13%, 01/15/10 (c)	499
756	Nynex Corp.
	9.55%, 05/01/10	808
1,000	Qwest Corp.
	7.88%, 09/01/11	1,070
	Sprint Capital Corp.
1,600	6.00%, 01/15/07	1,611
1,000	7.63%, 01/30/11	1,093
370	8.38%, 03/15/12	425
800	8.75%, 03/15/32	1,051
1,250	Telus Corp. (Canada)
	8.00%, 06/01/11	1,395
270	United Telephone Co. of Florida Series HH, 8.38%, 01/15/25	310
1,500	Verizon Florida, Inc. Series F, 6.13%, 01/15/13	1,515
2,500	Verizon Pennsylvania, Inc.
	8.35%, 12/15/30	2,875
		18,575
	Electric Utilities — 1.8%
890	Alabama Power Co. Series Y, 2.80%, 12/01/06	875
600	American Electric Power Co., Inc. Series A, 6.13%, 05/15/06	601
	Carolina Power & Light Co.
1,250	5.13%, 09/15/13	1,233
1,000	5.95%, 03/01/09	1,019
1,000	Cleco Corp.
	7.00%, 05/01/08	1,022
664	Commonwealth Edison Co
	6.95%, 07/15/18 (c)	704
1,000	Consolidated Edison Co. of New York
	4.70%, 06/15/09 (c)	988
1,555	Constellation Energy Group, Inc.
	6.35%, 04/01/07	1,573
396	DPL, Inc.
	8.25%, 03/01/07	407
	Duke Energy Corp.
2,500	4.20%, 10/01/08 (c)	2,433
1,000	5.63%, 11/30/12 (c)	1,015
1,000	DTE Energy Co. Series A, 6.65%, 04/15/09	1,032
1,000	Edison Mission Energy
	9.88%, 04/15/11	1,152
2,400	Exelon Corp.
	6.75%, 05/01/11	2,535
487	FPL Energy National Wind
	6.13%, 03/25/19 (e)	479

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
653	FPL Energy Wind Funding LLC
	6.88%, 06/27/17 (e)	660
500	Mirant Americas Generation LLC
	8.30%, 05/01/11	523
	Nevada Power Co.
125	6.50%, 04/15/12	129
375	8.25%, 06/01/11 (c)	416
1,000	Northeast Utilities
	3.30%, 06/01/08	955
900	NorthWestern Corp
	5.88%, 11/01/14	905
250	Pacificorp
	7.24%, 08/16/23	289
750	Sierra Pacific Power Co.
	6.25%, 04/15/12	765
600	Texas-New Mexico Power Co.
	6.13%, 06/01/08	606
500	TXU Corp.
	5.55%, 11/15/14 (c)	476
		22,792
	Electronic Equipment & Instruments — 0.1%
500	Avnet, Inc.
	9.75%, 02/15/08	537
1,000	Flextronics International Ltd. (Singapore)
	6.25%, 11/15/14 (c)	995
		1,532
	Energy Equipment & Services — 0.4%
500	Grant Prideco, Inc.
	6.13%, 08/15/15 (c) (e)	504
500	Hornbeck Offshore Services, Inc.
	6.13%, 12/01/14	496
500	Offshore Logistics, Inc.
	6.13%, 06/15/13	475
2,414	Oslo Seismic Services, Inc.
	8.28%, 06/01/11	2,464
875	Pride International, Inc.
	7.38%, 07/15/14	934
		4,873
	Food & Staples Retailing — 0.3%
500	Ahold Finance USA, Inc.
	8.25%, 07/15/10 (c)	535
1,650	Albertson’s, Inc.
	6.95%, 08/01/09	1,675
500	Delhaize America, Inc.
	7.38%, 04/15/06	501
	Kroger Co. (The)
600	7.80%, 08/15/07	619
1,000	8.05%, 02/01/10	1,085
		4,415
	Food Products — 0.6%
500	Corn Products International, Inc.
	8.25%, 07/15/07	518
500	Cosan S.A. Industria e Comercio (Brazil)
	9.00%, 11/01/09 (e)	545
500	Dole Food Co., Inc.
	7.25%, 06/15/10 (c)	481
4,580	Grand Metropolitan Investment Corp.
	7.45%, 04/15/35	5,761
500	Smithfield Foods, Inc. Series B 7.75%, 05/15/13	523
400	Tyson Foods, Inc.
	7.25%, 10/01/06	404
		8,232
	Gas Utilities — 0.3%
500	Holly Energy Partners LP
	6.25%, 03/01/15	481
1,000	KeySpan Gas East Corp.
	7.88%, 02/01/10	1,090
500	Pacific Energy Partners LP
	7.13%, 06/15/14	516
500	Plains All American Pipeline LP/PAA Finance Corp.
	7.75%, 10/15/12	560
	SEMCO Energy, Inc.
500	7.13%, 05/15/08	504
250	7.75%, 05/15/13 (c)	260
835	Southern California Gas Co.
	4.38%, 01/15/11	805
		4,216
	Health Care Equipment & Supplies — 0.4%
3,000	Beckman Coulter, Inc.
	7.05%, 06/01/26	3,460
1,000	Fisher Scientific International, Inc.
	6.75%, 08/15/14 (c)	1,042
350	Fresenius Medical Care Capital Trust
	7.88%, 06/15/11	371
		4,873

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   49

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 0.2%
	AmerisourceBergen Corp.
500	5.63%, 09/15/12 (e)	497
500	5.88%, 09/15/15 (e)	503
900	Coventry Health Care, Inc.
	5.88%, 01/15/12	899
1,000	HCA, Inc.
	8.75%, 09/01/10	1,100
		2,999
	Household Durables — 0.1%
1,000	KB Home
	5.75%, 02/01/14	928
	Hotels, Restaurants & Leisure — 0.3%
500	Caesars Entertainment, Inc.
	7.50%, 09/01/09	530
500	Intrawest Corp. (Canada)
	7.50%, 10/15/13	509
1,000	MGM Mirage
	6.00%, 10/01/09	995
750	Mohegan Tribal Gaming Authority
	7.13%, 08/15/14 (c)	772
750	Speedway Motorsports, Inc.
	6.75%, 06/01/13	761
750	Station Casinos, Inc.
	6.00%, 04/01/12	750
		4,317
	Homebuilding — 0.1%
	Standard-Pacific Corp.
500	7.00%, 08/15/15 (c)	461
500	6.50%, 08/15/10 (c)	480
		941
	Household Products — 0.1%
1,100	Fortune Brands, Inc.
	5.38%, 01/15/16	1,080
	Industrial Conglomerates — 0.2%
300	Ingersoll-Rand Co. Ltd. (Bermuda)
	7.20%, 06/01/25	336
1,300	Raychem Corp.
	7.20%, 10/15/08	1,347
1,000	Tyco International Group S.A. (Bermuda)
	6.38%, 10/15/11	1,036
		2,719
	Insurance — 3.2%
1,000	American International Group, Inc.
	4.25%, 05/15/13	938
	ASIF Global Financing
1,200	2.50%, 01/30/07 (e)	1,171
1,000	3.90%, 10/22/08 (e)	968
1,350	Berkshire Hathaway Finance Corp.
	4.20%, 12/15/10 (c)	1,296
500	Crum & Forster Holdings Corp.
	10.38%, 06/15/13	531
500	Fairfax Financial Holdings Ltd. (Canada)
	7.75%, 04/26/12 (c)	481
2,000	John Hancock Global Funding II
	3.50%, 01/30/09 (e)	1,910
6,000	MassMutual Global Funding II
	3.50%, 03/15/10 (e)	5,617
500	Metropolitan Life Global Funding I
	5.20%, 09/18/13 (e)	499
500	MGIC Investment Corp.
	6.00%, 03/15/07	502
5,000	MIC Financing Trust I
	8.38%, 02/01/27 (e)	5,092
1,350	Monumental Global Funding II
	4.38%, 07/30/09 (e)	1,314
2,000	Monumental Global Funding III
	5.20%, 01/30/07 (e)	1,996
	New York Life Global Funding
1,000	3.88%, 01/15/09 (e)	966
1,250	5.38%, 09/15/13 (e)	1,268
2,015	Pacific Life Global Funding
	3.75%, 01/15/09 (e)	1,959
	Principal Life Global Funding I
2,500	2.80%, 06/26/08 (e)	2,375
1,000	5.13%, 06/28/07 (e)	995
2,100	Protective Life Secured Trust
	4.00%, 04/01/11	1,980
5,000	Sun Life Canada U.S. Capital Trust
	8.53%, 12/31/49 (e)	5,354
419	SunAmerica, Inc.
	8.13%, 04/28/23 (c)	535
	TIAA Global Markets, Inc.
1,000	4.13%, 11/15/07 (e)	983
1,000	5.00%, 03/01/07 (e)	997
400	Torchmark Corp.
	7.88%, 05/15/23	491

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
200	UnumProvident Finance Co. plc (United Kingdom)
	6.85%, 11/15/15 (e)	208
275	XL Capital Ltd. (Cayman Islands)
	5.25%, 09/15/14	265
		40,691
	Internet Software & Services — 0.0% (g)
667	EXDS, Inc.
	10.75%, 12/15/09 (d)	—	(h)
	Leisure Equipment & Products — 0.1%
400	Brunswick Corp.
	7.38%, 09/01/23	440
500	K2, Inc.
	7.38%, 07/01/14 (c)	504
		944
	Machinery — 0.2%
500	Case New Holland, Inc.
	9.25%, 08/01/11	537
483	Ormat Funding Corp.
	8.25%, 12/30/20	487
500	Valmont Industries, Inc.
	6.88%, 05/01/14	501
500	Westinghouse Air Brake Co.
	6.88%, 07/31/13	511
		2,036
	Marine — 0.1%
	Stena AB (Sweden)
400	7.50%, 11/01/13	392
300	9.63%, 12/01/12	327
500	Ultrapetrol Bahamas Ltd. (Bahamas)
	9.00%, 11/24/14	447
		1,166
	Media — 1.7%
750	CBS Corp.
	8.63%, 08/01/12	848
414	CCH I LLC
	11.00%, 10/01/15 (e)	348
4,000	Comcast Cable Communications
	8.38%, 05/01/07	4,141
240	Comcast Cable Communications Holdings, Inc.
	9.46%, 11/15/22	312
	CSC Holdings, Inc.
1,500	7.25%, 07/15/08	1,519
750	Series B, 8.13%, 07/15/09 (c)	773
500	DirecTV Holdings LLC
	6.38%, 06/15/15	498
500	Echostar DBS Corp.
	5.75%, 10/01/08	494
	Time Warner Cos., Inc.
375	8.18%, 08/15/07	390
1,000	9.15%, 02/01/23	1,244
1,000	Liberty Media Corp.
	7.88%, 07/15/09	1,053
200	Mediacom LLC/Mediacom Capital Corp.
	9.50%, 01/15/13 (c)	200
800	News America Holdings, Inc.
	7.75%, 01/20/24	899
600	News America, Inc.
	6.75%, 01/09/38	635
250	Reader’s Digest Association, Inc. (The)
	6.50%, 03/01/11	248
500	Rogers Cable, Inc. (Canada)
	6.25%, 06/15/13	497
1,500	TCI Communications, Inc.
	9.80%, 02/01/12	1,789
1,800	Thomson Corp. (The)
	4.25%, 08/15/09	1,737
	Time Warner Entertainment Co. LP
1,000	8.88%, 10/01/12	1,159
750	10.15%, 05/01/12	908
470	Time Warner, Inc.
	7.70%, 05/01/32 (c)	541
700	Viacom, Inc.
	7.70%, 07/30/10	756
500	Videotron Ltee (Canada)
	6.88%, 01/15/14	511
		21,500
	Metals & Mining — 0.3%
500	AK Steel Corp.
	7.88%, 02/15/09 (c)	486
2,131	Newmont Gold Co.
	8.91%, 01/05/09	2,211
750	Russel Metals, Inc. (Canada)
	6.38%, 03/01/14	735

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   51

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — Continued
421	United States Steel Corp.
	9.75%, 05/15/10 (c)	457
		3,889
	Multi-Utilities — 0.4%
625	AES Corp. (The)
	8.75%, 05/15/13 (e)	678
1,500	Calpine Canada Energy Finance Ulc (Canada)
	8.50%, 05/01/08 (c) (d)	690
	Dominion Resources, Inc.
1,250	Series A, 8.13%, 06/15/10 (c)	1,372
400	Series B, 6.25%, 06/30/12	415
1,400	PSEG Power LLC
	7.75%, 04/15/11	1,539
		4,694
	Office Electronics — 0.0% (g)
300	Pitney Bowes, Inc.
	3.88%, 06/15/13 (c)	274
	Oil, Gas & Consumable Fuels — 0.8%
500	Amerigas Partners LP
	7.13%, 05/20/16	502
1,500	BP Capital Markets plc (United Kingdom)
	2.75%, 12/29/06	1,474
	Chesapeake Energy Corp.
250	6.88%, 01/15/16	256
500	7.50%, 09/15/13 (c)	532
650	Compagnie Generale de Geophysique S.A. (France)
	7.50%, 05/15/15	679
3,000	ConocoPhillips
	8.75%, 05/25/10	3,403
500	El Paso Natural Gas Co. Series A 7.63%, 08/01/10	526
250	Plains Exploration & Production Co.
	7.13%, 06/15/14 (c)	261
750	Pogo Producing Co.
	6.63%, 03/15/15 (c)	752
	Premcor Refining Group, Inc. (The)
250	7.50%, 06/15/15	266
500	9.50%, 02/01/13	557
773	Ras Laffan Liquefied Natural Gas Co., Ltd. (Qatar)
	7.63%, 09/15/06 (e)	777
825	Ultramar Diamond Shamrock Corp.
	6.75%, 10/15/37	906
		10,891
	Paper & Forest Products — 0.5%
	Abitibi-Consolidated, Inc. (Canada)
500	6.00%, 06/20/13 (c)	418
500	FRN, 7.99%, 06/15/11 (c)	486
750	Bowater, Inc.
	6.50%, 06/15/13 (c)	682
812	Buckeye Technologies, Inc.
	9.25%, 09/15/08 (c)	812
750	Cascades, Inc. (Canada)
	7.25%, 02/15/13	679
500	Domtar, Inc.
	7.13%, 08/15/15 (c)	419
1,050	International Paper Co.
	5.85%, 10/30/12 (c)	1,060
500	MeadWestvaco Corp.
	6.85%, 04/01/12	527
350	Norske Skog Canada Ltd. (Canada)
	8.63%, 06/15/11	347
700	Union Camp Corp.
	6.50%, 11/15/07	712
	Weyerhaeuser Co.
37	6.13%, 03/15/07	37
500	7.50%, 03/01/13 (c)	546
		6,725
	Pharmaceuticals — 0.1%
750	Biovail Corp. (Canada)
	7.88%, 04/01/10 (c)	772
	Omnicare, Inc.
500	6.75%, 12/15/13	509
500	6.88%, 12/15/15 (c)	510
		1,791
	Real Estate — 0.9%
	EOP Operating LP
700	6.75%, 02/15/12	737
750	7.25%, 02/15/18	827
250	ERP Operating LP
	4.75%, 06/15/09	246
750	Forest City Enterprises, Inc.
	7.63%, 06/01/15 (c)	785

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate — Continued
	Host Marriott LP REIT
250	6.38%, 03/15/15 (c)	249
500	7.00%, 08/15/12	510
	Istar Financial, Inc. REIT
250	6.00%, 12/15/10	255
250	Series B 4.88%, 01/15/09	246
5,055	Socgen Real Estate Co. LLC VAR, 7.64%, 12/31/49 (e)	5,221
600	Spieker Properties, Inc. REIT
	7.25%, 05/01/09	636
750	Thornburg Mortgage, Inc.
	8.00%, 05/15/13	741
	Ventas Realty LP/Ventas Capital Corp. REIT
250	6.63%, 10/15/14	253
500	9.00%, 05/01/12	569
		11,275
	Road & Rail — 0.5%
	Burlington Northern Santa Fe Corp.
775	6.13%, 03/15/09	796
500	7.13%, 12/15/10	539
899	7.91%, 01/15/20	1,027
1,800	CSX Corp.
	7.45%, 05/01/07	1,843
1,000	FedEx Corp.
	9.65%, 06/15/12	1,219
500	NationsRent Cos, Inc.
	9.50%, 10/15/10	548
		5,972
	Semiconductors & Semiconductor Equipment — 0.1%
750	Freescale Semiconductor, Inc.
	6.88%, 07/15/11	772
	MagnaChip Semiconductor
300	6.88%, 12/15/11	296
300	FRN, 7.74%, 12/15/11	304
500	STATS ChipPAC Ltd. (Singapore)
	6.75%, 11/15/11 (e)	490
		1,862
	Specialty Retail — 0.0% (g)
1,000	Quality Stores, Inc.
	10.63%, 04/01/07 (d) (f)	—	(h)
	Textiles, Apparel & Luxury Goods — 0.0% (g)
500	Brown Shoe Co., Inc.
	8.75%, 05/01/12 (c)	527
	Thrifts & Mortgage Finance — 0.7%
	Countrywide Home Loans, Inc.
1,000	Series E, 7.20%, 10/30/06	1,012
750	Series K, 5.50%, 02/01/07	751
1,000	Series L, 4.00%, 03/22/11	935
1,000	3.25%, 05/21/08	959
	Washington Mutual, Inc.
2,375	4.20%, 01/15/10 (c)	2,286
1,000	4.38%, 01/15/08 (c)	986
2,000	World Savings Bank FSB
	4.50%, 06/15/09	1,959
		8,888
	Tobacco — 0.0% (g)
500	RJ Reynolds Tobacco Holdings, Inc.
	6.50%, 07/15/10 (c) (e)	503
	Wireless Telecommunication Services — 0.2%
1,250	New Cingular Wireless Services, Inc.
	7.88%, 03/01/11	1,386
500	Rogers Wireless, Inc. (Canada)
	6.38%, 03/01/14	505
		1,891
	Total Corporate Bonds (Cost $402,047)	405,084
	Mortgage Pass-Through Securities — 7.9%
	Federal Home Loan Mortgage Corp. Gold Pools
7,956	4.00%, 08/01/18 – 05/01/19	7,559
671	6.00%, 02/01/29	679
8,869	6.50%, 07/01/14 – 03/01/32	9,113
543	7.00%, 09/01/24 (m)	563
3,124	7.00%, 06/01/09 – 08/01/29	3,222
890	7.50%, 09/01/10 – 02/01/27	927
412	8.00%, 02/01/08 – 03/01/30	440
94	8.50%, 01/01/08 – 06/01/10	96
22	9.00%, 02/01/10	23
	Federal Home Loan Mortgage Corp. Conventional Pools
2,863	5.50%, 07/01/35	2,845
12	7.50%, 02/01/17 – 06/01/17	13
49	8.00%, 08/01/08 – 02/01/10	51
3	8.25%, 09/01/08	3
7	8.75%, 04/01/08	7
49	9.25%, 05/01/12	50
14	10.25%, 06/01/09	15
46	12.00%, 08/01/15 – 07/01/19	49
5	12.50%, 01/01/14	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   53

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
1		13.00%, 06/01/14	1
1		13.50%, 01/01/11	1
—	(h)	13.50%, 10/01/12	—	(h)
5		14.50%, 12/01/10 – 12/01/11	6
1		14.75%, 03/01/10	1
3		15.00%, 03/01/11	3
		Federal National Mortgage Association Various Pools
330		ARM, 3.41%, 10/01/33	337
15,589		3.50%, 09/01/18 – 07/01/19	14,403
9,479		4.00%, 09/01/13 (m)	9,132
11,086		4.00%, 07/01/18 – 12/01/18	10,654
1,193		ARM, 4.20%, 01/01/34	1,175
1,207		4.50%, 07/01/18	1,175
2,247		ARM, 4.74%, 05/01/35	2,230
10,884		5.00%, 05/01/18 – 08/01/33	10,677
9,500		5.50%, 12/01/28 – 08/01/34	9,430
2,742		6.00%, 01/01/14 – 01/01/34	2,781
5,824		6.50%, 05/01/13 – 08/01/29	6,003
18		7.00%, 03/01/15 – 03/01/28	18
718		7.50%, 02/01/12 – 03/01/27	745
397		8.00%, 01/01/16	419
1,100		8.50%, 11/01/11 – 12/01/25	1,151
29		9.00%, 03/01/17 – 04/01/25	31
99		12.50%, 01/01/16	108
		Government National Mortgage Association Various Pools
1,410		6.00%, 11/15/28	1,441
1,685		6.50%, 02/15/28 – 10/15/29	1,759
411		7.00%, 01/15/23 – 04/15/28	431
311		7.25%, 07/15/21 – 01/15/28	326
623		7.50%, 06/15/07 – 09/15/29	653
12		7.75%, 02/15/27	13
395		8.00%, 10/15/07 – 08/20/28	418
24		8.50%, 11/15/25	26
386		9.00%, 04/15/16 – 01/15/25	421
6		10.00%, 11/15/20	6
4		13.00%, 01/15/15	5
		Total Mortgage Pass-Through Securities (Cost $102,416)	101,641
		Supranational — 0.0% (g)
600		Corp. Andina de Fomento
		5.20%, 05/21/13 (Cost $598)	592
		U.S. Government Agency Securities — 5.1%
		Federal Home Loan Bank System
2,000		4.25%, 04/16/07	1,985
1,500		5.09%, 10/07/08	1,505
2,900		Federal Home Loan Mortgage Corp.
		2.85%, 02/23/07	2,842
174		Federal Housing Authority
		7.43%, 08/01/20	174
		Federal National Mortgage Association
5,000		5.75%, 02/15/08 (c)	5,078
7,500		6.13%, 03/15/12	7,951
1,935		6.25%, 02/01/11	2,022
2,000		8.20%, 03/10/16	2,514
65,000		Residual Funding PO, 10/15/19	33,734
		Resolution Funding Corp. Interest
10,000		PO, 04/15/19	5,300
5,000		PO, 10/15/19	2,587
		Total U.S. Government Agency Securities (Cost $58,205)	65,692
		U.S. Treasury Obligations — 15.2%
		U.S. Treasury Bonds
6,100		7.13%, 02/15/23	7,807
2,700		7.25%, 08/15/22	3,479
1,500		7.50%, 11/15/16 (c)	1,857
8,275		8.00%, 11/15/21 (c)	11,274
5,000		8.13%, 08/15/19	6,691
12,685		8.13%, 05/15/21 (m)	17,348
12,300		8.13%, 08/15/21 (c)	16,875
6,000		8.75%, 05/15/20 (c)	8,490
10,925		8.88%, 08/15/17 (m)	14,966
14,000		9.00%, 11/15/18 (m)	19,730
15,125		9.13%, 05/15/18 (m)	21,321
6,385		10.38%, 11/15/12 (c)	6,971
1,250		11.25%, 02/15/15 (c)	1,852
		U.S. Treasury Inflation Indexed Bonds
1,217		3.63%, 04/15/28 (c)	1,590
2,400		3.88%, 01/15/09	2,539
		U.S. Treasury Notes
9,000		5.63%, 05/15/08 (c)	9,177
20,000		6.88%, 05/15/06 (c)	20,094

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
	U.S. Treasury STRIPS
5,000	PO, 02/15/11 (c)	3,995
7,500	PO, 05/15/12 (c)	5,690
1,000	PO, 02/15/13 (c)	728
308	PO, 05/15/13	221
3,500	PO, 11/15/14	2,338
2,425	PO, 11/15/15	1,549
3,900	PO, 05/15/16	2,430
11,290	PO, 05/15/17	6,694
1,040	PO, 05/15/18 (c)	587
	Total U.S. Treasury Obligations (Cost $175,870)	196,293
	Municipal Bonds — 0.3%
3,460	State of Illinois, Taxable Pension GO, 5.10%, 06/01/33 (Cost $3,460)	3,374
	Foreign Government Securities — 0.5%
	Government of New Zealand (New Zealand)
NZD500	6.00%, 07/15/08	332
NZD500	6.00%, 11/11/11	334
SEK7,000	Government of Sweden (Sweden)
	3.00%, 07/15/16	854
	Mexico Government International Bond (Mexico)
USD430	4.63%, 10/08/08	425
1,300	6.38%, 01/16/13	1,368
700	6.63%, 03/03/15 (c)	759
1,350	Series A, 7.50%, 04/08/33	1,639
	U.K.Treasury Gilt
GBP105	4.25%, 06/15/32	195
GBP275	5.00%, 03/07/08	489
GBP125	5.00%, 03/15/25	247
	Total Foreign Government Securities (Cost $6,293)	6,642

SHARES
		Common Stocks — 0.3%
		Diversified Telecommunication Services — 0.0% (g)
1		AboveNet, Inc. (a) (c)	43
—	(h)	XO Communications, Inc. (a)	1
			44

		Hotels, Restaurants & Leisure — 0.0% (g)
5		Bally Total Fitness Holding Corp. (a)	42
		Media — 0.0% (g)
5		Cebridge Connections Holdings LLC (a) (f) (i)	392
		Multi-Utilities — 0.2%
41		NRG Energy, Inc. (a)	1,758
		Road & Rail — 0.1%
67		NES Rentals Holdings, Inc. (a)	1,139
		Textiles, Apparel & Luxury Goods — 0.0% (g)
9		Polymer Group Inc., Class A (a)	225
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp.	—	(h)
		Total Common Stocks (Cost $4,675)	3,600
		Preferred Stocks — 0.0% (g)
		Construction Materials — 0.0%
40		Oglebay Norton Co., 14.80% (g)
		Total Preferred Stocks (Cost $640)	640

PRINCIPAL AMOUNT($)
	Loan Participations — 0.3%
250	Basell Term Loan B
	7.31%, 09/30/13	254
250	Basell Term Loan C
	7.67%, 09/30/14	254
	Celanese B Loan (Germany)
246	6.31%, 04/01/11	249
151	6.53%, 04/30/11	153
99	VAR, 6.53%, 04/30/11	100
748	Penn Traffic Company
	6.39%, 05/26/12	759
500	Polymer Group, Inc.
	6.68%, 12/31/49	505
497	Riddell Bell Holdings, Inc.
	7.19%, 10/01/12	505
	Targa Resources Term Loan
603	6.82%, 10/31/12	606
145	6.92%, 12/31/49	146
	Total Loan Participations (Cost $3,489)	3,531

NO. OF WARRANTS
		Warrants — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
		Abovenet Communications, Inc.,
—	(h)	expires 09/08/08 (f)	7
—	(h)	expires 09/08/10 (f)	7

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   55

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

NO. OF WARRANTS		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Warrants — Continued
		Diversified Telecommunication Services — Continued
		XO Communications, Inc.,
1		expires 01/16/2010	—	(h)
—	(h)	expires 01/16/2010	—	(h)
—	(h)	expires 01/16/2010	—	(h)
		Total Warrants (Cost $224)	14
		Total Long Term Investments (Cost $1,202,033)	1,228,058

SHARES
Short-Term Investments — 4.4%
Investment Company — 4.4%
57,216	JPMorgan Liquid Assets Money Market Fund (b) (Cost $57,216)	57,216

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 9.4%
	Asset Backed Securities — 0.2%
3,000	MABS, Series 2006-NC1, Class A1 FRN, 4.65%, 02/25/08	3,000
	Certificates of Deposits — 1.5%
4,998	Bank of New York FRN, 4.72%, 05/02/08	4,998
14,600	Canadian Imperial Bank NY FRN, 4.63%, 04/02/07	14,600
		19,598
	Corporate Notes — 5.7%
7,700	Bank of America FRN, 4.56%, 11/07/06	7,700
10,000	Berkshire Hathaway Finance FRN, 4.61%, 01/11/08	10,000
6,900	CDC Financial Products, Inc. FRN, 4.66%, 03/31/06	6,900
5,000	Citigroup Global Markets, Inc. FRN, 4.63%, 03/07/06	5,000
10,000	General Electric Capital Corp. FRN, 4.70%, 03/29/06	10,000
7,000	Lehman Holdings FRN, 4.71%, 05/31/06	7,000
5,000	Links Finance LLC FRN, 4.61%, 10/06/06	5,000
1,999	Sigma Finance, Inc. FRN, 4.64%, 02/27/08	1,999
10,000	U.S. Bank N.A. FRN, 4.66%, 07/28/06	10,000
10,000	World Savings Bank FSB FRN, 4.49%, 09/15/06	10,000
		73,599
	Repurchase Agreements — 2.0%
8,178	Banc of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06 repurchase price $8,179 collateralized by U.S. Government Agency Mortgages	8,178
7,000	Barclays Capital, 4.59%, dated 02/28/06, due 03/01/06 repurchase price $7,001 collateralized by U.S. Government Agency Mortgages	7,000
10,000	UBS Securities LLC, 4.57%, dated 02/28/06, due 03/01/06 repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
		25,178
	Total Investments of Cash Collateral for Securities Loaned (Cost $121,375)	121,375
	Total Investments — 109.0% (Cost $1,380,624)	1,406,649
	Liabilities in Excess of Other Assets — (9.0)%	(116,323)
	NET ASSETS — 100.0%	1,290,326

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts

(Amounts in thousands)

Contracts To Sell	Settlement Date	Settlement Value (USD)	Value at 02/28/06 (USD)	Net Unrealized Appreciation (Depreciation) (USD)
530 GBP	4/24/06	$929	$930	$(1)
1,015 NZD	5/8/06	694	669	25
6,940 SEK	3/27/06	883	879	4
		2,506	2,478	28

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
	Collateralized Mortgage Obligations — 40.3%
	Agency CMO — 40.3%
	Federal Home Loan Mortgage Corp.
62	Series 1150, Class I, 7.00%, 10/15/06	62
271	Series 1343, Class LA, 8.00%, 08/15/22	276
279	Series 155, IO, 7.00%, 11/01/23	61
1,941	Series 1367, Class K, 5.50%, 09/15/22	1,935
1,605	Series 1489, Class I, 6.50%, 04/15/08	1,616
381	Series 1591, Class E, 10.00%, 10/15/23	430
441	Series 1604, Class MB, IF, 9.13%, 11/15/08	453
507	Series 1625, Class SC, IF, 9.37%, 12/15/08	531
2,201	Series 1633, Class Z, 6.50%, 12/15/23	2,270
3,000	Series 1694, Class PK, 6.50%, 03/15/24	3,121
8,837	Series 1785, Class A, 6.00%, 10/15/23	8,940
5,397	Series 1985, Class PL, 6.50%, 10/17/26 (m)	5,418
1,043	Series 1999, Class PU, 7.00%, 10/15/27	1,076
2,060	Series 2031, Class PG, 7.00%, 02/15/28	2,119
5,203	Series 2035, Class PC, 6.95%, 03/15/28	5,346
4,796	Series 2064, Class PD, 6.50%, 06/15/28 (m)	4,919
3,370	Series 2095, Class PE, 6.00%, 11/15/28	3,422
1,354	Series 2152, Class BD, 6.50%, 05/15/29	1,385
974	Series 2345, Class PQ, 6.50%, 08/15/16	1,002
1,547	Series 2366, Class VG, 6.00%, 06/15/11	1,560
4,000	Series 2367, Class ME, 6.50%, 10/15/31	4,156
13,500	Series 2480, Class EJ, 6.00%, 08/15/32	13,508
7,831	Series 2571, Class PV, 5.50%, 01/15/14	7,860
15,000	Series 2578, Class PG, 5.00%, 02/15/18	14,669
10,000	Series 2580, Class QM, 5.00%, 10/15/31	9,708
10,000	Series 2630, Class KS, 4.00%, 01/15/17	9,390
10,000	Series 2631, Class TE, 4.50%, 02/15/28	9,579
2,108	Series 2647, Class A, 3.25%, 04/15/32	1,939
5,615	Series 2651, Class VZ, 4.50%, 07/15/18	5,244
9,000	Series 2656, Class BG, 5.00%, 10/15/32	8,784
10,000	Series 2684, Class PD, 5.00%, 03/15/29	9,752
2,500	Series 2688, Class DG, 4.50%, 10/15/23	2,331
5,000	Series 2749, Class TD, 5.00%, 06/15/21	4,891
6,000	Series 2773, Class TB, 4.00%, 04/15/19	5,405
4,730	Series 2780, Class TD, 5.00%, 04/15/28	4,648
2,750	Series 2827, Class DG, 4.50%, 07/15/19	2,587
5,000	Series 2827, Class TC, 5.00%, 10/15/28	4,930
7,450	Series 2841, Class AT, 4.00%, 08/15/19	6,704
8,402	Series 2927, Class GA, 5.50%, 10/15/34	8,406
5,000	Series 2929, Class PC, 5.00%, 01/15/28	4,920
6,181	Series 3045, Class HN, 4.50%, 09/15/33	5,951
5,240	Series 3085, Class VS, IF, 10.44%, 12/15/35	5,662
5,500	Series 3114, Class KB, 5.00%, 09/15/27	5,380
4,644	Series R001, Class AE, 4.38%, 04/15/15	4,521
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
3,396	Series T-54, Class 2A, 6.50%, 02/25/43	3,465
2,730	Series T-56, Class A, PO, 05/25/43	2,270
	Federal National Mortgage Association
7,307	Series 343, Class 23, IO, 4.00%, 10/01/18	1,070
435	Series 1988-16, Class B, 9.50%, 06/25/18 (m)	469
446	Series 1990-57, Class J, 7.00%, 05/25/20 (m)	459
938	Series 1993-110, Class H, 6.50%, 05/25/23	956
742	Series 1993-146, Class E, PO, 05/25/23	632
7,400	Series 1993-155, Class PJ, 7.00%, 09/25/23	7,773
984	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	988
132	Series 1993-205, Class H, PO, 09/25/23	112
201	Series 1993-217, Class H, PO, 08/25/23	170
302	Series 1993-225, Class VG, 6.35%, 08/25/13	302
129	Series 1993-228, Class G, PO, 09/25/23	107
239	Series 1994-1, Class K, 6.50%, 06/25/13	239
192	Series 1994-12, Class C, 6.25%, 01/25/09	192
474	Series 1994-13, Class SM, IF, 13.70%, 02/25/09	512
4,210	Series 1994-37, Class L, 6.50%, 03/25/24	4,319
9,094	Series 1994-43, Class PJ, 6.35%, 12/25/23	9,287
10,556	Series 1994-51, Class PV, 6.00%, 03/25/24	10,724
5,042	Series 1994-62, Class PJ, 7.00%, 01/25/24	5,230
5,489	Series 1994-86, Class PJ, 6.00%, 06/25/09	5,527
1,551	Series 1998-37, Class VB, 6.00%, 01/17/13	1,550
8,620	Series 1998-58, Class PC, 6.50%, 10/25/28	8,869
1,581	Series 2000-8, Class Z, 7.50%, 02/20/30	1,653
6,305	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	1,308
2,786	Series 2002-2, Class UC, 6.00%, 02/25/17	2,815
3,000	Series 2002-3, Class PG, 5.50%, 02/25/17	3,019
5,000	Series 2002-18, Class PC, 5.50%, 04/25/17	5,042
6,502	Series 2002-73, Class OE, 5.00%, 11/25/17	6,360
6,027	Series 2002-86, Class EJ, 5.50%, 12/25/32	6,042
10,000	Series 2003-35, Class MD, 5.00%, 11/25/16	9,889
5,000	Series 2003-70, Class BE, 3.50%, 12/25/25	4,729
5,000	Series 2003-74, Class VL, 5.50%, 11/25/22	4,893
20,000	Series 2003-81, Class MC, 5.00%, 12/25/32	19,506
5,255	Series 2003-82, Class VB, 5.50%, 08/25/33	5,237
10,000	Series 2003-128, Class DY, 4.50%, 01/25/24	9,410
5,000	Series 2004-2, Class OE, 5.00%, 05/25/23	4,854
5,132	Series 2004-46, Class QD, 5.68%, 03/25/34	4,532
5,000	Series 2005-16, Class LC, 5.50%, 05/25/28	4,986
5,353	Series 2005-29, Class AK, 4.50%, 04/25/35	5,161

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   57

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
74		Series G92-35, Class EB, 7.50%, 07/25/22	77
1,007		Series G92-44, Class ZQ, 8.00%, 07/25/22	1,064
		Federal National Mortgage Association Pool Whole Loan
1,116		Series 1999-W4, Class A9, 6.25%, 02/25/29	1,123
9,024		Series 2002-W7, Class A4, 6.00%, 06/25/29	9,060
3,245		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	3,302
1,519		Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,580
8,175		Series 2003-W18, Class 1A6, 5.37%, 08/25/43	8,104
3,522		Series 2005-W1, Class 1A2, 6.50%, 10/25/44	3,583
		Government National Mortgage Association
700		Series 1996-6, Class PK, 6.50%, 09/16/25	713
277		Series 1998-1, Class PD, 6.25%, 08/20/27 (m)	276
2,379		Series 1998-22, Class PD, 6.50%, 09/20/28	2,439
1,369		Series 1999-17, Class L, 6.00%, 05/20/29	1,385
6,000		Series 2001-10, Class PE, 6.50%, 03/16/31	6,285
5,838		Series 2001-64, Class PB, 6.50%, 12/20/31	6,028
35,775		Series 2003-59, Class XA, IO, VAR, 0.61%, 06/16/34	3,174
4,475		Series 2004-62, Class VA, 5.50%, 07/20/15	4,475
		Total Collateralized Mortgage Obligations (Cost $426,739)	424,193
		Mortgage Pass-Through Securities — 12.3%
		Federal Home Loan Mortgage Corp. Gold Pools
4,271		4.50%, 05/01/24	4,090
2,657		5.00%, 12/01/13 – 12/01/16	2,629
4,239		6.00%, 04/01/04 – 02/01/32	4,304
8,353		6.50%, 12/01/12 – 07/01/29	8,573
256		7.00%, 12/01/14 – 09/01/25	266
548		7.00%, 04/01/26 (m)	568
1,210		7.50%, 04/01/09 – 08/01/25	1,245
318		8.00%, 11/01/24 – 09/01/25	341
725		8.50%, 01/01/10 – 07/01/28	778
52		9.00%, 10/01/17 – 05/01/22	56
		Federal Home Loan Mortgage Corp. Conventional Pools
113		ARM, 5.65%, 04/01/30	116
804		ARM, 5.71%, 01/01/27	822
66		9.00%, 08/01/09 – 12/01/09	67
—	(h)	9.50%, 04/01/16	—	(h)
		Federal National Mortgage Association Various Pools
19,361		4.50%, 06/01/13	18,989
12,463		5.00%, 11/01/23 – 11/01/33	12,170
46,899		5.50%, 11/01/16 – 01/01/34	46,605
8,012		6.00%, 03/01/11 – 09/01/28	8,139
2,594		6.50%, 12/01/10 – 04/01/32	2,673
977		7.00%, 09/01/07 – 08/01/25	1,010
1,027		7.50%, 07/01/14 – 04/01/30	1,078
1,062		8.00%, 11/01/12	1,115
77		9.00%, 12/01/24	83
499		10.00%, 10/01/16 – 11/01/21	546
		Government National Mortgage Association Various Pools
185		ARM, 4.75%, 07/20/27 (m)	187
2,873		6.00%, 10/15/23 – 10/15/33	2,934
1,242		6.50%, 07/15/08 – 02/15/24	1,290
1,629		6.50%, 02/15/24 (m)	1,702
1,310		7.00%, 11/15/22 – 06/15/28	1,368
1,774		7.50%, 07/15/07 – 02/15/28	1,867
1,657		8.00%, 07/15/06 – 11/20/27	1,771
58		8.50%, 10/15/24	63
1,458		9.00%, 11/15/08 – 11/15/24	1,587
112		9.50%, 07/15/09 – 12/15/20	123
4		11.00%, 11/15/09	4
		Total Mortgage Pass-Through Securities (Cost $130,150)	129,159
		U.S. Government Agency Securities — 10.7%
7,000		Federal Home Loan Bank System
		5.75%, 08/15/11	7,253
5,000		Federal Home Loan Mortgage Corp.
		3.50%, 09/15/07 (c)	4,900
		Federal National Mortgage Association
16,000		Zero Coupon, 10/09/19	7,752
9,200		PO, 05/29/26	3,348
		Financing Corp. Fico
1,000		Zero Coupon, 11/11/06	967
500		Zero Coupon, 12/27/06	481
500		Zero Coupon, 10/06/06	486
26,153		Zero Coupon, 12/06/18	13,945
		Resolution Funding
50,000		PO, 07/15/20	24,935
78,000		PO, 07/15/20	39,008
		Resolution Funding Corp.
15,000		PO, 04/15/28	5,268
5,000		PO, 04/15/30	1,618
4,500		Tennessee Valley Authority PO, 07/15/16	2,666
		Total U.S. Government Agency Securities (Cost $94,643)	112,627

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — 33.0%
	U.S. Treasury Bonds
2,500	7.13%, 02/15/23	3,200
13,140	7.25%, 05/15/16	15,903
3,935	7.25%, 08/15/22 (c)	5,070
3,635	8.00%, 11/15/21	4,952
36,080	8.13%, 08/15/19 (m)	48,282
4,085	8.88%, 08/15/17 (c)	5,596
1,020	9.00%, 11/15/18	1,437
18,000	10.38%, 11/15/12 (c)	19,652
	U.S. Treasury Inflation Indexed Bonds
1,494	1.63%, 01/15/15 (c)	1,450
24,363	3.63%, 01/15/08	25,225
	U.S. Treasury Notes
24,020	2.38%, 08/31/06 (c)	23,741
20,670	2.63%, 11/15/06	20,369
10,830	2.63%, 05/15/08 (c)	10,368
2,700	3.00%, 02/15/08 (c)	2,616
8,890	3.63%, 07/15/09	8,607
10,000	3.88%, 05/15/09 (c)	9,769
2,085	3.88%, 02/15/13 (c)	1,994
6,430	4.25%, 08/15/13 (c)	6,283
2,015	4.75%, 05/15/14 (c)	2,033
15,000	5.00%, 08/15/11 (c)	15,283
3,490	5.38%, 02/15/31 (c)	3,885
4,550	5.63%, 05/15/08 (c)	4,640
6,750	5.75%, 08/15/10 (c)	7,056
25,000	6.13%, 08/15/07	25,494
	U.S. Treasury STRIPS
30,000	PO, 11/15/09 (c)	25,199
5,845	PO, 02/15/15	3,866
1,655	PO, 05/15/15 (c)	1,083
2,500	PO, 08/15/15 (c)	1,617
8,810	PO, 11/15/15	5,629
1,190	PO, 05/15/16	741
72,500	PO, 05/15/20 (c)	37,267
	Total U.S. Treasury Obligations (Cost $335,443)	348,307
	Total Long-Term Investments (Cost $986,975)	1,014,286

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.7%
	Investment Company — 3.7%
38,703	JPMorgan U.S. Government Money Market Fund (b) (Cost $38,703)	38,703

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 13.6%
	Repurchase Agreements — 13.6%
30,000	Bank of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $30,004, collateralized by U.S. Government Agency Mortgages.	30,000
29,563	Barclays Capital, 4.59%, dated 02/28/06, due 03/01/06, repurchase price $29,567, collateralized by U.S. Government Agency Mortgages.	29,563
28,000	Lehman Brothers, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $28,004, collateralized by U.S. Government Agency Mortgages.	28,000
28,000	Morgan Stanley, 4.58%, dated 02/28/06, due 03/01/06, repurchase price $28,004, collateralized by U.S. Government Agency Mortgages.	28,000
28,000	UBS Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $28,004, collateralized by U.S. Government Agency Mortgages.	28,000
	Total Investments of Cash Collateral for Securities Loaned (Cost $143,563)	143,563
	Total Investments — 113.6% (Cost $1,169,241)	1,196,552
	Liabilities in Excess of Other Assets — (13.6)%	(142,877)
	NET ASSETS — 100.0%	1,053,675

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   59

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
	Corporate Bonds — 86.5%
	Aerospace & Defense — 0.7%
2,000	Aviall, Inc.
	7.63%, 07/01/11	2,065
1,000	DRS Technologies, Inc.
	6.63%, 02/01/16	1,005
2,250	L-3 Communications Corp.
	6.38%, 10/15/15	2,245
1,100	Orbital Sciences Corp. Series B, 9.00%, 07/15/11	1,180
	Sequa Corp.
700	9.00%, 08/01/09 (c)	754
425	Series B, 8.88%, 04/01/08	445
		7,694
	Airlines — 1.6%
	American Airlines, Inc.
2,200	7.25%, 02/05/09	2,189
1,750	7.32%, 04/15/11 (c)	1,674
877	7.38%, 11/23/17	741
900	7.80%, 04/01/08 (c)	894
861	9.71%, 01/02/07	853
3,350	10.18%, 01/02/13	3,065
518	10.21%, 01/01/10	488
	Continental Airlines, Inc.
766	7.03%, 12/15/12	706
73	7.42%, 10/01/08	69
3,937	9.80%, 04/01/21 (m)	3,976
2,800	11.95%, 12/06/07 FRN	2,856
800	Series D, 7.57%, 12/01/06 (c)	789
		18,300
	Automotive — 5.1%
3,125	Autocam Corp.
	10.88%, 06/15/14 (c)	2,133
	Delco Remy International, Inc.
625	8.60%, 04/15/09 FRN (c)	588
800	9.38%, 04/15/12 (e)	324
2,350	Dura Operating Corp. Series B, 8.63%, 04/15/12 (c)	1,857
8,400	Ford Motor Co.
	7.45%, 07/16/31 (c)	5,964
	Ford Motor Credit Co.
750	7.68%, 11/02/07	735
6,250	8.63%, 11/01/10 (c)	5,885
	General Motors Acceptance Corp.
4,210	5.13%, 05/09/08	3,852
2,330	7.75%, 01/19/10	2,196
8,685	8.00%, 11/01/31 (c)	7,931
	General Motors Corp.
5,025	8.25%, 07/15/23 (c)	3,455
3,000	8.80%, 03/01/21 (m)	2,070
8,225	Goodyear Tire & Rubber Co. (The)
	9.00%, 07/01/15 (c)	8,266
5,000	Lear Corp.
	8.11%, 05/15/09 (c)	4,412
	Metaldyne Corp.
4,675	10.00%, 11/01/13 (c)	4,278
5,350	11.00%, 06/15/12 (c)	4,173
		58,119
	Basic Chemicals — 3.7%
2,675	Georgia Gulf Corp.
	7.13%, 12/15/13	2,708
	IMC Global, Inc.
1,000	10.88%, 08/01/13	1,150
2,500	Series B, 10.88%, 06/01/08 (m)	2,769
1,300	Series B, 11.25%, 06/01/11 (m)	1,394
812	Ineos Group Holdings plc (United Kingdom)
	8.50%, 02/15/16 (e)	796
2,000	M&G Finance Corp.
	7.67%, 04/16/09 (i)	2,020
2,375	NewMarket Corp.
	8.88%, 05/01/10	2,482
9,000	OM Group, Inc.
	9.25%, 12/15/11 (m)	9,000
3,275	PolyOne Corp.
	10.63%, 05/15/10 (c)	3,512
	Quality Distribution LLC/QD Capital Corp.
1,750	9.00%, 11/15/10	1,531
1,000	9.10%, 01/15/12	940
3,090	Terra Capital, Inc.
	12.88%, 10/15/08 (m)	3,577
2,400	Tronox Worldwide LLC/Tronox Finance Corp.
	9.50%, 12/01/12 (c) (e)	2,508
2,050	UAP Holding Corp. SUB, 0.00%, 07/15/12	1,830
2,677	United Agri Products
	8.25%, 12/15/11 (m)	2,824
3,500	Westlake Chemical Corp.
	6.63%, 01/15/16 (c)	3,496
		42,537

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Building Materials — 0.5%
4,100	Fedders North America, Inc.
	9.88%, 03/01/14 (c)	2,542
3,500	RMCC Acquisition Co.
	9.50%, 11/01/12 (c) (e)	3,553
		6,095
	Construction Machinery — 2.2%
	Case New Holland, Inc.
3,800	7.13%, 03/01/14 (e)	3,809
6,030	9.25%, 08/01/11 (m)	6,467
2,300	Greenbrier Cos., Inc.
	8.38%, 05/15/15 (e)	2,415
1,200	NationsRent Cos, Inc.
	9.50%, 10/15/10	1,316
3,000	Trimas Corp.
	9.88%, 06/15/12	2,640
	United Rentals North America, Inc.
6,450	6.50%, 02/15/12 (m)	6,442
1,500	7.00%, 02/15/14 (c)	1,453
300	7.75%, 11/15/13 (c)	301
		24,843
	Consumer Products — 1.7%
	General Nutrition Centers, Inc.
3,250	8.50%, 12/01/10	3,047
1,500	8.63%, 01/15/11	1,500
5,250	Gregg Appliances, Inc.
	9.00%, 02/01/13	4,961
5,100	K2, Inc.
	7.38%, 07/01/14 (c)	5,138
3,250	Southern States Cooperative, Inc.
	10.50%, 11/01/10 (e)	3,429
900	Steinway Musical Instruments, Inc.
	7.00%, 03/01/14 (e)	907
		18,982
	Diversified Manufacturing — 0.6%
1,650	Invensys plc (United Kingdom)
	9.88%, 03/15/11 (c) (e)	1,708
5,985	Polypore, Inc.
	8.75%, 05/15/12 (c)	5,416
		7,124
	Electric — 6.4%
2,410	AES Corp. (The)
	9.00%, 05/15/15 (c) (e)	2,627
4,580	Calpine Canada Energy Finance Ulc (Canada)
	8.50%, 05/01/08 (c) (d)	2,107
	Calpine Corp.
5,450	Zero Coupon, 07/15/07 (c) (d) (e)	5,075
1,000	8.50%, 07/15/10 (c) (d) (e)	930
3,520	8.50%, 02/15/11 (c) (d)	1,214
3,750	9.88%, 12/01/11 (c) (d) (e)	3,469
3,900	Calpine Generating Co. LLC FRN, 13.22%, 04/01/11 (c) (d)	4,251
	Dynegy Holdings, Inc.
4,099	7.13%, 05/15/18	3,997
4,400	9.88%, 07/15/10 (e)	4,807
1,100	10.13%, 07/15/13 (e)	1,238
6,000	Edison Mission Energy
	9.88%, 04/15/11 (c)	6,915
1,655	FPL Energy Wind Funding LLC
	6.88%, 06/27/17 (e)	1,671
	Midwest Generation LLC
3,100	8.75%, 05/01/34 (m)	3,387
3,225	Series A, 8.30%, 07/02/09 (m)	3,339
712	Series B, 8.56%, 01/02/16	773
	Mirant Americas Generation LLC
4,600	8.30%, 05/01/11	4,813
4,500	8.50%, 10/01/21	4,629
	Nevada Power Co.
287	6.50%, 04/15/12	296
863	Series A, 8.25%, 06/01/11 (c)	957
	NorthWestern Corp.
1,900	5.88%, 11/01/14	1,910
1,800	7.00%, 08/15/23	1,822
1,200	NRG Energy, Inc.
	7.25%, 02/01/14	1,230
2,992	Ormat Funding Corp.
	8.25%, 12/30/20 (m)	3,022
2,700	Reliant Energy, Inc.
	6.75%, 12/15/14 (c)	2,440
6,800	TXU Corp.
	5.55%, 11/15/14 (m)	6,476
		73,395

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   61

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Independent — 1.3%
	Chesapeake Energy Corp.
500	6.38%, 06/15/15	500
1,900	6.88%, 01/15/16	1,948
1,250	7.50%, 09/15/13 (m)	1,330
2,300	7.50%, 06/15/14 (m)	2,449
4,300	Encore Acquisition Co.
	7.25%, 12/01/17	4,375
1,000	Peabody Energy Corp.
	5.88%, 04/15/16 (c)	970
2,834	Plains Exploration & Production Co. Series B, 8.75%, 07/01/12 (c)	3,047
		14,619
	Entertainment — 1.3%
3,150	Bally Total Fitness Holding Corp. Series D, 9.88%, 10/15/07 (c)	3,079
4,794	Imax Corp. (Canada)
	9.63%, 12/01/10 (m)	4,950
1,500	Intrawest Corp. (Canada)
	7.50%, 10/15/13 (m)	1,526
1,515	True Temper Sports, Inc.
	8.38%, 09/15/11	1,364
3,160	Universal City Development Partners
	11.75%, 04/01/10 (m)	3,519
		14,438
	Environmental — 1.1%
	Allied Waste North America
1,000	7.88%, 04/15/13 (c)	1,040
4,250	Series B, 5.75%, 02/15/11	4,070
5,245	Series B, 8.88%, 04/01/08 (m)	5,520
1,459	Series B, 9.25%, 09/01/12	1,583
500	American ECO Corp. (Canada) Series B, 9.63%, 05/15/08 (d) (f)	—	(h)
		12,213
	Finance Banking — 0.1%
1,400	Western Financial Bank
	9.63%, 05/15/12	1,572
	Food & Beverage — 3.3%
2,660	Bavaria S.A. (Colombia)
	8.88%, 11/01/10 (e)	2,886
	Chiquita Brands International, Inc.
1,000	7.50%, 11/01/14 (c)	881
3,000	8.88%, 12/01/15 (c)	2,783
600	Cosan S.A. Industria e Comercio (Brazil)
	9.00%, 11/01/09 (e)	654
	Dole Food Co., Inc.
3,400	7.25%, 06/15/10 (m)	3,272
425	8.75%, 07/15/13	425
285	8.88%, 03/15/11	287
6,000	Eurofresh, Inc.
	11.50%, 01/15/13 (c) (e)	6,030
650	Gold Kist, Inc.
	10.25%, 03/15/14	718
4,500	Golden State Foods
	9.24%, 01/10/12 (i)	4,590
2,100	Land O’Lakes, Inc.
	9.00%, 12/15/10 (m)	2,268
3,750	National Beef Packing Co. LLC/NB Finance Corp.
	10.50%, 08/01/11 (c)	3,816
3,925	National Wine & Spirits, Inc.
	10.13%, 01/15/09 (m)	3,954
1,000	Smithfield Foods, Inc.
	7.00%, 08/01/11	1,013
	Swift & Co.
1,400	10.13%, 10/01/09	1,437
2,490	12.50%, 01/01/10	2,465
		37,479
	Gaming — 4.1%
2,900	Caesars Entertainment, Inc.
	7.88%, 03/15/10 (m)	3,092
7,150	Inn of the Mountain Gods Resort & Casino
	12.00%, 11/15/10 (c)	7,552
1,000	Isle of Capri Casinos, Inc.
	9.00%, 03/15/12	1,063
3,400	Kerzner International Ltd.
	6.75%, 10/01/15 (c)	3,375
4,000	Majestic Star Casino LLC
	9.50%, 10/15/10 (c)	4,280
	MGM Mirage
2,500	6.63%, 07/15/15 (c)	2,509
2,800	6.75%, 09/01/12 (m)	2,845
4,025	8.38%, 02/01/11 (c)	4,317
	Station Casinos, Inc.
150	6.00%, 04/01/12	150
3,100	6.88%, 03/01/16 (m)	3,154
6,150	Trump Entertainment Resorts, Inc.
	8.50%, 06/01/15 (c) (m)	6,135

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gaming — Continued
8,200	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	6.63%, 12/01/14 (c)	8,077
		46,549
	Health Care — 6.4%
3,000	CDRV Investors, Inc. SUB, Zero Coupon, 01/01/15 (c)	2,055
3,500	Fisher Scientific International, Inc.
	6.13%, 07/01/15 (c)	3,504
	HCA, Inc.
2,500	6.50%, 02/15/16	2,491
900	7.88%, 02/01/11	962
1,000	8.75%, 09/01/10 (m)	1,100
	Healthsouth Corp.
7,750	8.38%, 10/01/11 (c)	8,719
3,750	8.50%, 02/01/08 (c)	3,956
6,700	LifeCare Holdings, Inc.
	9.25%, 08/15/13 (c) (e)	3,333
	Omnicare, Inc.
1,075	6.75%, 12/15/13	1,094
3,430	6.88%, 12/15/15 (c)	3,499
1,000	Rural/Metro Corp.
	12.75%, 03/15/16	720
3,655	Team Health, Inc.
	11.25%, 12/01/13 (c) (e)	3,783
9,925	Tenet Healthcare Corp.
	9.88%, 07/01/14 (m)	10,099
	Triad Hospitals, Inc.
1,000	7.00%, 05/15/12 (c)	1,020
2,000	7.00%, 11/15/13	2,018
7,925	US Oncology Holdings, Inc.
	9.26%, 03/15/15 (c)	7,885
2,600	US Oncology, Inc.
	10.75%, 08/15/14 (m)	2,873
7,550	Vanguard Health Holding Co. I LLC SUB, Zero Coupon, 10/01/15 (m)	5,587
4,500	Vanguard Health Holding Co. II LLC
	9.00%, 10/01/14 (m)	4,691
	Ventas Realty LP/Ventas Capital Corp. REIT
750	6.75%, 06/01/10	766
750	7.13%, 06/01/15	786
2,000	9.00%, 05/01/12	2,277
		73,218
	Home Construction — 0.1%
1,000	Standard-Pacific Corp.
	6.50%, 08/15/10 (c)	959
	Industrial Other — 1.2%
5,550	Eagle-Picher Industries, Inc.
	9.75%, 09/01/13 (c) (d)	3,857
3,750	Gardner Denver, Inc.
	8.00%, 05/01/13	3,938
5,650	Milacron Escrow Corp.
	11.50%, 05/15/11 (c)	5,057
950	Valmont Industries, Inc.
	6.88%, 05/01/14 (c)	952
		13,804
	Lodging — 0.5%
3,000	Felcor Lodging LP REIT FRN, 8.83%, 06/01/11 (m)	3,120
3,000	Host Marriott LP REIT Series M, 7.00%, 08/15/12 (m)	3,060
		6,180
	Media Cable — 4.0%
	Adelphia Communications Corp.
3,175	9.38%, 11/15/09 (c) (d)	2,103
3,500	10.88%, 10/01/10 (c) (d)	2,266
2,000	Series B, 7.50%, 01/15/04 (d)	1,290
1,150	Series B, 7.75%, 01/15/09 (d)	742
1,450	Series B, 8.13%, 07/15/03 (d)	935
1,000	Series B, 9.25%, 10/01/02 (d)	638
5,992	CCH I LLC 11.00%, 10/01/15 (c) (e)	5,041
3,000	CCO Holdings LLC/CCO Holdings Capital Corp.
	8.75%, 11/15/13 (c)	2,925
4,100	Century Communications
	9.50%, 03/01/05 (c) (d)	3,875
	Charter Communications Operating LLC
1,900	8.00%, 04/30/12 (e)	1,914
1,000	8.38%, 04/30/14 (e)	1,008
	CSC Holdings, Inc.
3,175	7.25%, 07/15/08 (m)	3,215
250	7.88%, 12/15/07 (c)	256
2,500	Insight Communications Co., Inc. SUB 12.25%, 02/15/11	2,656
1,000	Mediacom Broadband LLC
	8.50%, 10/15/15 (c)	960
7,880	Mediacom LLC/Mediacom Capital Corp.
	9.50%, 01/15/13 (c)	7,880

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   63

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media Cable — Continued
1,750	Rogers Cable, Inc. (Canada)
	6.25%, 06/15/13	1,739
	Videotron Ltee (Canada)
1,500	6.38%, 12/15/15 (c)	1,485
5,175	6.88%, 01/15/14 (m)	5,291
		46,219
	Media Non-Cable — 4.2%
6,500	Cenveo Corp.
	7.88%, 12/01/13 (c)	6,435
2,900	DirecTV Holdings LLC
	6.38%, 06/15/15	2,889
	Echostar DBS Corp.
400	5.75%, 10/01/08	395
1,850	7.78%, 10/01/08	1,887
2,675	Fisher Communications, Inc.
	8.63%, 09/15/14	2,812
2,000	Innova S de RL (Mexico)
	9.38%, 09/19/13 (c)	2,220
	Intelsat Bermuda Ltd. (Bermuda)
4,100	8.50%, 01/15/13 (e)	4,192
1,000	FRN, 9.61%, 01/15/12 (e)	1,020
625	LBI Media, Inc. SUB, Zero Coupon, 10/15/13	459
	LIN Television Corp.
1,000	6.50%, 05/15/13	949
1,250	6.50%, 05/15/13 (c)	1,186
1,575	Morris Publishing Group LLC
	7.00%, 08/01/13	1,477
1,500	Nexstar Finance Holdings LLC SUB, Zero Coupon, 04/01/13	1,191
3,500	Nexstar Finance, Inc.
	7.00%, 01/15/14 (c)	3,281
2,925	PanAmSat Corp.
	9.00%, 08/15/14 (m)	3,086
4,684	Phoenix Color Corp.
	11.00%, 02/01/09 (c)	4,421
	Primedia, Inc.
4,575	8.88%, 05/15/11 (m)	4,403
1,600	FRN, 10.12%, 05/15/10 (c)	1,592
1,000	Quebecor Media, Inc. (Canada)
	7.75%, 03/15/16 (e)	1,025
1,250	Quebecor World Capital Corp (Canada)
	6.13%, 11/15/13	1,111
	RH Donnelley, Inc.
1,600	6.88%, 01/15/13 (e)	1,504
600	8.88%, 01/15/16 (e)	626
		48,161
	Metals — 1.8%
	AK Steel Corp.
1,300	7.75%, 06/15/12 (c)	1,238
8,180	7.88%, 02/15/09 (c)	7,955
1,150	Chaparral Steel Co.
	10.00%, 07/15/13	1,271
3,250	Earle M Jorgensen Co.
	9.75%, 06/01/12 (m)	3,526
	Neenah Corp.
5,725	11.00%, 09/30/10 (e)	6,354
709	13.00%, 09/30/13 (e)	717
		21,061
	Non-Captive — 0.9%
4,500	Allied Capital
	6.15%, 10/13/10 (i)	4,383
3,750	AmeriCredit Corp.
	9.25%, 05/01/09 (c)	3,928
1,500	Residential Capital Corp.
	6.38%, 06/30/10	1,515
		9,826
	Oil Field Services — 1.6%
1,600	Chart Industries, Inc.
	9.13%, 10/15/15 (e)	1,656
1,500	Compagnie Generale de Geophysique S.A. (France)
	7.50%, 05/15/15	1,567
1,000	Hornbeck Offshore Services, Inc.
	6.13%, 12/01/14 (e)	992
900	Offshore Logistics, Inc.
	6.13%, 06/15/13	855
1,619	Oslo Seismic Services, Inc.
	8.28%, 06/01/11	1,652
2,250	Pride International, Inc.
	7.38%, 07/15/14	2,402
4,000	Secunda International Ltd. (Canada) FRN, 12.60%, 09/01/12 (m)	4,280
4,000	Societe Generale (France)
	7.50%, 05/15/15 (e)	4,180
300	Universal Compression, Inc.
	7.25%, 05/15/10	311
		17,895

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Other Finance — 1.2%
6,515	Crum & Forster Holdings Corp.
	10.38%, 06/15/13 (m)	6,922
3,139	Fairfax Financial Holdings Ltd. (Canada)
	7.75%, 04/26/12 (c)	3,021
3,150	FTI Consulting, Inc.
	7.63%, 06/15/13	3,300
		13,243
	Packaging — 2.6%
2,550	Ball Corp.
	6.88%, 12/15/12 (c)	2,595
	Constar International, Inc.
1,950	8.12%, 02/15/12 (c)	1,911
7,150	11.00%, 12/01/12 (c)	5,791
2,000	Graham Packaging Co., Inc.
	8.50%, 10/15/12 (c)	2,038
	Owens Brockway Glass Container, Inc.
2,500	6.75%, 12/01/14 (m)	2,450
3,000	8.25%, 05/15/13 (m)	3,127
1,000	8.88%, 02/15/09 (m)	1,041
1,850	Plastipak Holdings, Inc.
	8.50%, 12/15/15 (e)	1,910
10,525	Portola Packaging, Inc.
	8.25%, 02/01/12 (c)	8,657
		29,520
	Paper — 3.3%
	Abitibi-Consolidated, Inc. (Canada)
2,300	6.00%, 06/20/13 (c)	1,920
7,575	8.38%, 04/01/15 (c)	7,158
680	8.55%, 08/01/10 (c)	672
1,100	FRN, 7.99%, 06/15/11 (c)	1,070
	Ainsworth Lumber Co., Ltd. (Canada)
1,500	6.75%, 03/15/14	1,331
2,550	6.75%, 03/15/14	2,269
1,300	7.25%, 10/01/12 (c)	1,216
1,000	FRN, 8.28%, 10/01/10 (c)	990
2,000	Bowater, Inc. FRN, 7.49%, 03/15/10 (m)	2,000
1,949	Buckeye Technologies, Inc.
	9.25%, 09/15/08 (c)	1,949
3,000	Cascades, Inc. (Canada)
	7.25%, 02/15/13	2,715
	Domtar, Inc. (Canada)
1,300	7.13%, 08/15/15 (c)	1,089
2,930	7.88%, 10/15/11 (c)	2,637
1,630	Graphic Packaging International Corp.
	9.50%, 08/15/13 (c)	1,548
3,400	Norske Skog Canada Ltd. (Canada) Series D, 8.63%, 06/15/11	3,366
	Smurfit-Stone Container Enterprises, Inc.
2,000	8.38%, 07/01/12	1,960
2,950	9.75%, 02/01/11	3,020
	Tembec Industries, Inc. (Canada)
1,000	8.50%, 02/01/11 (c)	525
960	8.63%, 06/30/09 (c)	533
		37,968
	Pharmaceuticals — 0.6%
6,675	Biovail Corp.
	7.88%, 04/01/10 (m)	6,875
	Pipelines — 3.5%
900	ANR Pipeline Co.
	8.88%, 03/15/10	962
500	Colorado Interstate Gas Co.
	5.95%, 03/15/15	493
	El Paso Corp.
1,000	7.63%, 08/16/07	1,021
2,000	7.63%, 09/01/08 (e)	2,050
7,650	7.88%, 06/15/12 (c)	8,109
4,000	El Paso Natural Gas Co. Series A, 7.63%, 08/01/10 (m)	4,209
1,450	El Paso Production Holding Co.
	7.75%, 06/01/13 (m)	1,530
1,000	Northwest Pipeline Corp.
	8.13%, 03/01/10	1,059
	Pacific Energy Partners LP/Pacific Energy Finance Corp.
750	6.25%, 09/15/15	746
4,350	7.13%, 06/15/14 (m)	4,491
2,000	Southern Natural Gas Co.
	8.88%, 03/15/10	2,139
5,400	Transmontaigne, Inc.
	9.13%, 06/01/10 (m)	5,549
	Williams Cos, Inc.
2,325	6.38%, 10/01/10 (e)	2,331
1,600	7.63%, 07/15/19 (m)	1,760
2,175	8.12%, 03/15/12 (c)	2,382
1,500	FRN, 6.54%, 10/01/10 (e)	1,530
		40,361

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   65

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Railroads — 0.1%
	Grupo Transportacion Ferroviaria Mexicana S.A. de C.V. (Mexico)
250	10.25%, 06/15/07	264
934	12.50%, 06/15/12	1,055
		1,319
	Real Estate Inestment Trusts — 1.0%
11,850	Thornburg Mortgage, Inc.
	8.00%, 05/15/13 (m)	11,702
	Refining — 0.4%
	Premcor Refining Group, Inc. (The)
1,535	7.50%, 06/15/15	1,637
1,000	9.25%, 02/01/10	1,080
700	9.50%, 02/01/13	779
500	VeraSun Energy
	9.88%, 12/15/12 (e)	533
		4,029
	Restaurants — 0.4%
1,000	EPL Finance Corp.
	11.75%, 11/15/13 (c) (e)	1,035
2,755	Friendly Ice Cream Corp.
	8.38%, 06/15/12 (c)	2,576
1,000	Sbarro, Inc.
	11.00%, 09/15/09 (c)	1,022
		4,633
	Retailers — 1.4%
1,650	Brown Shoe Co., Inc.
	8.75%, 05/01/12	1,741
2,950	GSC Holdings Corp. FRN, 8.41%, 10/01/11 (c) (e)	3,013
4,100	GSC Holdings Corp.
	8.00%, 10/01/12 (c) (e)	4,090
1,325	Jean Coutu Group, Inc. (Canada)
	7.63%, 08/01/12 (c)	1,325
4,725	Linens ’n Things, Inc.
	10.37%, 01/15/14 (c) (e)	4,748
1,250	Quality Stores, Inc.
	10.63%, 04/01/07 (d) (f)	—	(h)
1,250	Stripes Acquisition LLC/Susser Finance Corp.
	10.63%, 12/15/13 (e)	1,306
		16,223
	Services — 2.7%
1,700	Alderwoods Group, Inc.
	7.75%, 09/15/12	1,755
	Corrections Corp. of America
921	6.25%, 03/15/13 (m)	914
2,025	7.50%, 05/01/11	2,093
1,000	6.75%, 01/31/14 (c)	1,018
1,500	Dycom Industries, Inc.
	8.13%, 10/15/15 (e)	1,560
1,000	Knowledge Learning Corp., Inc.
	7.75%, 02/01/15 (e)	955
2,850	Mac-Gray Corp.
	7.63%, 08/15/15	2,921
5,825	MasTec, Inc. Series B, 7.75%, 02/01/08 (c)	5,825
7,787	S.A.C Holdings Corp.
	8.50%, 03/15/14	7,476
	Service Corp. International
505	6.50%, 03/15/08	510
1,400	7.70%, 04/15/09	1,470
1,000	7.88%, 02/01/13	1,056
3,175	Stewart Enterprises, Inc.
	7.75%, 02/15/13 (e)	3,072
		30,625
	Supermarkets — 0.3%
3,500	Ahold Finance USA, Inc.
	8.25%, 07/15/10 (m)	3,745
	Technology — 4.2%
1,000	Activant Solutions, Inc. FRN, 10.53%, 04/01/10 (c) (e)	1,025
4,544	Advanced Micro Devices, Inc.
	7.75%, 11/01/12	4,817
1,725	Avago Technologies Finance (Singapore)
	10.13%, 12/01/13 (e)	1,833
4,000	Cookson plc (United Kingdom) VAR, 6.97%, 11/01/09 (i)	3,989
500	Corning, Inc.
	6.20%, 03/15/16	507
3,200	Flextronics International Ltd. (Singapore)
	6.25%, 11/15/14 (c)	3,184
1,400	Freescale Semiconductor, Inc.
	6.88%, 07/15/11	1,440
1,750	IKON Office Solutions, Inc.
	7.75%, 09/15/15 (c) (e)	1,767
2,000	Intcomex, Inc.
	11.75%, 01/15/11 (c) (e)	1,940

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Technology — Continued
	MagnaChip Semiconductor
2,350	6.88%, 12/15/11 (c)	2,318
550	8.00%, 12/15/14 (c)	531
2,200	FRN 7.74%, 12/15/11 (c)	2,233
4,250	Sanmina-SCI Corp.
	8.13%, 03/01/16	4,346
6,500	Smart Modular Technologies (Cayman Islands)
	10.03%, 04/01/12	6,825
750	Solectron Corp.
	8.00%, 03/15/16 (e)	761
2,500	Spansion LLC
	11.25%, 01/15/16 (e)	2,412
600	STATS ChipPAC Ltd. (Singapore)
	7.50%, 07/19/10	612
	Sungard Data Systems, Inc.
1,850	4.88%, 01/15/14	1,647
1,000	9.13%, 08/15/13 (e)	1,064
2,200	9.43%, 08/15/13 (e)	2,321
	Unisys Corp.
1,900	8.00%, 10/15/12 (c)	1,852
1,100	8.50%, 10/15/15 (c)	1,079
		48,503
	Telecommunications Wireless — 3.6%
2,327	Alamosa Delaware, Inc.
	11.00%, 07/31/10	2,595
1,400	American Cellular Corp. Series B, 10.00%, 08/01/11	1,522
2,000	Cleveland Unlimited, Inc.
	12.74%, 12/15/10 (e)	2,050
	Dobson Cellular Systems
100	8.38%, 11/01/11	106
5,400	9.88%, 11/01/12	5,899
2,300	FRN, 9.43%, 11/01/11 (c)	2,392
500	Dobson Communications Corp.
	8.85%, 10/15/12 (c) (e)	495
750	Horizon PCS, Inc.
	11.38%, 07/15/12	863
	Nextel Communications, Inc.
3,000	Series D, 7.38%, 08/01/15 (m)	3,173
1,000	Series E, 6.88%, 10/31/13 (m)	1,047
500	Rogers Wireless Communications, Inc. (Canada)
	9.63%, 05/01/11	579
5,200	Rogers Wireless, Inc. (Canada)
	6.38%, 03/01/14 (m)	5,252
	Rural Cellular Corp.
4,000	9.88%, 02/01/10	4,280
750	8.25%, 03/15/12 (c)	788
1,000	FRN, 8.99%, 03/15/10	1,020
2,145	SBA Telecommunications, Inc. SUB, 0.00%, 12/15/11 (c)	2,032
4,000	Suncor Energy, Inc. (Canada)
	9.88%, 02/15/13 (e)	3,985
1,650	UbiquiTel Operating Co.
	9.88%, 03/01/11	1,815
800	US Unwired, Inc. Series B, FRN 8.74%, 06/15/10	824
		40,717
	Telecommunications Wireline — 3.1%
	Citizens Communications Co.
2,150	6.25%, 01/15/13 (c)	2,110
4,800	9.25%, 05/15/11 (m)	5,316
	Hawaiian Telcom Communications, Inc.
850	9.75%, 05/01/13 (c) (e)	841
4,000	FRN 9.95%, 05/01/13 (c) (e)	3,950
7,618	Qwest Communications International, Inc. FRN, 8.25%, 02/15/09 (m)	7,780
7,000	Qwest Corp.
	7.88%, 09/01/11	7,490
	Time Warner Telecom Holdings, Inc.
2,750	9.25%, 02/15/14 (c)	2,967
5,000	FRN, 8.75%, 02/15/11	5,106
		35,560
	Textile — 0.9%
2,000	Avondale Mills, Inc.
	10.25%, 07/01/13 (c)	1,455
3,500	Broder Brothers Series B, 11.25%, 10/15/10	3,491
5,200	Levi Strauss & Co. FRN, 9.28%, 04/01/12	5,369
		10,315
	Tobacco — 0.9%
4,800	Alliance One International, Inc.
	11.00%, 05/15/12	4,500
5,475	RJ Reynolds Tobacco Holdings, Inc.
	6.50%, 07/15/10 (c)	5,502
		10,002
	Transportation Services — 1.1%
713	American Commercial Lines
	9.50%, 02/15/15	782

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   67

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Transportation Services — Continued
3,680	Hertz Corp.
	8.88%, 01/01/14 (e)	3,846
788	Horizon Lines LLC
	9.00%, 11/01/12	833
5,000	IdleAire Technologies Corp. SUB, 0.00%, 12/15/12 (e)	3,700
2,000	OMI Corp.
	7.63%, 12/01/13	2,050
550	Stena AB (Sweden)
	7.50%, 11/01/13	539
1,000	Ultrapetrol Bahamas Ltd. (Bahamas)
	9.00%, 11/24/14 (c)	895
		12,645
	Utility Distributors — 0.8%
2,650	AmeriGas Partners LP
	7.13%, 05/20/16	2,663
3,000	Ferrell Gas Co.
	7.42%, 08/01/13 (i)	2,820
3,474	Suburban Propane Partners LP
	6.88%, 12/15/13	3,353
		8,836
	Total Corporate Bonds (Cost $988,962)	988,103
	Convertible Bonds — 0.7%
	Packaging — 0.0% (g)
291	Indesco International, Inc.
	10.00%, 03/08/08 (f) (i)	240
	Technology — 0.7%
8,040	Nortel Networks Corp. (Canada)
	4.25%, 09/01/08 (m)	7,588
	Total Convertible Bonds (Cost $8,050)	7,828

SHARES
	Common Stocks — 1.4%
	Basic Chemicals — 0.1%
49	Polymer Group, Inc. (a)	1,302
	Construction Machinery — 0.2%
112	NES Rentals Holdings, Inc. (a)	1,908
4	Simonds Industries, Inc. (a) (f) (i)	126
		2,034

	Electric — 0.4%
204	Mirant Corp. (a) (c)	5,018
	Environmental — 0.1%
20	Kaiser Group Holdings, Inc. (a)	757
	Entertainment — 0.0% (g)
4	Bally Total Fitness Holding Corp. (a) (f) (i)	21
	Media — 0.1%
14	Cebridge Connections Holdings LLC (a) (f) (i)	1,264
	Metals — 0.1%
270	ACP Holding Co. (a)	465
60	Oglebay Norton Co. (a) (c)	855
		1,320
	Packaging — 0.0% (g)
9	ContinentalAFA Dispensing Co. (a) (f) (i)	5
	Restaurants — 0.0% (g)
18	Avado Brands, Inc.	178
	Retailers — 0.0% (g)
19	Mattress Discounters Corp. (a) (f) (i)	19
	Telecommunications Wireless — 0.2%
193	Dobson Communications Corp. (a)	1,398
19	iPCS, Inc. (a)	902
		2,300
	Telecommunications Wireline — 0.0% (g)
1	XO Holdings, Inc. (a)	3
	Textiles — 0.1%
66	Westpoint International (a) (f) (i)	1,317
	Total Common Stocks (Cost $20,893)	15,538
	Preferred Stocks — 0.7%
	Media Non-Cable — 0.1%
9	Spanish Broadcasting System, 10.75%	972
	Metals — 0.5%
380	Oglebay Norton Co., 14.80%	6,082
	Telecommunications Wireless — 0.1%
3	Dobson Communications Corp., 6.00%, 08/19/16	569
	Total Preferred Stocks (Cost $5,459)	7,623

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Loan Participations — 7.3%
500	Alpha Natural Resources, Inc.
	6.32%, 10/26/12	503
4,000	Amscan Holding, Inc., Term Loan B
	7.77%, 12/22/12	3,960
2,003	Autocam Corp., Term Loan
	13.13%, 12/16/11	2,055
	Celanese B Loan (Germany)
1,203	VAR 6.53%, 04/30/11	1,218
98	VAR 6.53%, 04/30/11	99
243	Chart Industries Bank Debt
	6.81%, 10/14/12	247
6,493	Charter Communications, Tranche B VAR, 7.92%, 04/27/11	6,558
153	Continental Airlines VAR, 5.56%, 12/31/06 (i)	140
5,000	Dresser Industries, Inc. Loan VAR, 7.99%, 03/04/10	5,100
	Eagle-Picher Industries, Inc.
2,250	8.55%, 12/20/11	2,295
4,750	9.03%, 12/20/10	4,821
	Hilton Hotels Corp.
1,000	Term Loan, 6.15%, 02/23/13	1,005
1,000	Term Loan B, 5.95%, 02/23/13 (f)	1,000
2,000	Ineos Bridge Term Loan
	6.88%, 12/31/14	2,020
3,242	Lifecare Holdings Loan
	6.82%, 08/11/12	2,926
	LPL Financial Services, Inc.
667	7.77%, 06/30/13	668
3,333	7.85%, 06/30/13	3,342
333	7.96%, 06/30/13	334
667	8.13%, 06/30/13	668
5,500	MetroPCS, Inc.
	9.50%, 05/31/11	5,651
3,000	Northwest Airlines Corp.
	Term Loan B
	11.32%, 10/01/12	3,060
	NRG Energy, Inc.
928	Term Loan, 6.62%, 01/26/13	938
8,572	Term Loan B, 6.57%, 01/26/13	8,678
4,000	Oglebay Norton Co., Term Loan B
	11.41%, 01/31/10	4,100
1,533	Orion Refining
	10.00%, 11/15/04 (f)	—	(h)
4,239	Penn National Term Loan
	6.39%, 05/26/12	4,298
4,000	Petroleum Geo-Services ASA (Norway), Term Loan
	7.00%, 12/21/12	4,050
2,500	Polymer Group, Inc.
	6.77%, 11/22/12	2,525
1,985	Primus Telecommunications GP VAR, 10.67%, 02/18/11	1,975
2,369	SteriGenics International VAR, 6.87%, 06/14/11	2,396
	Swett & Crawford Group
1,500	7.35%, 11/16/11	1,511
1,000	VAR, 11.35%, 11/16/12	1,008
	Targa Resources Term Loan
871	4.40%, 10/31/12	875
3,620	7.17%, 10/31/12	3,638
	Total Loan Participations (Cost $82,763)	83,662

NO. OF RIGHTS
Rights — 0.1%
Textiles — 0.1
59	Westpoint International (a) (f) (i)	644
Cost $—(h)

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
	Warrants — 0.0% (g)
	Metals — 0.0% (g)
243	ACP Holding Co., expires 09/30/13	419
	Telecommunications Wireline — 0.0% (g)
	Abovenet Communications, Inc.,
1	expires 09/08/08 (f) (i)	25
2	expires 09/08/10 (f) (i)	21
	XO Holdings, Inc.
2	Class A, expires 01/16/10	1
2	Class B, expires 01/16/10	—	(h)
2	Class C, expires 01/16/10	—	(h)
		47
	Total Warrants (Cost $970)	466
	Total Long-Term Investments (Cost $1,107,097)	1,103,864

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   69

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 2.7%
	Investment Company — 2.7%
30,901	JPMorgan Liquid Assets Money Market Fund (b) (Cost $30,901)	30,901

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 25.4%
	Asset Backed Securities — 2.3%
6,823	Countrywide Home Loans FRN, 4.69%, 12/28/07	6,823
6,712	GSAA, Series 2005-15, Class 2A1, FRN, 4.67%, 12/26/07	6,712
10,000	GSAA, Series 2006-3, Class A1 FRN, 4.65%, 02/22/08	10,000
3,000	MABS, Series 2006-NC1, Class A1 FRN, 4.65%, 02/25/08	3,000
		26,535
	Certificates of Deposits — 3.2%
4,998	Bank of New York FRN, 4.72%, 05/02/08	4,998
9,995	Bank of Nova Scotia FRN, 4.55%, 05/21/07	9,995
6,000	Natexis Banques Populaires New York FRN, 4.62%, 01/28/08	6,000
4,999	Sun Trust Bank, Atlanta FRN, 4.60%, 06/28/07	4,999
10,000	Wells Fargo Bank, San Francisco FRN, 4.55%, 12/01/06	10,000
		35,992
	Corporate Notes — 10.0%
10,000	Bank of America FRN, 4.56%, 11/07/06	10,000
	Beta Finance, Inc.
2,006	FRN, 4.62%, 03/15/07	2,006
12,500	FRN, 4.62%, 01/15/08	12,500
5,000	CC USA, Inc., FRN, 4.62%, 01/25/08	5,000
5,000	CDC Financial Products Inc. FRN, 4.66%, 03/31/06	5,000
10,000	Citigroup Global Markets Inc. FRN, 4.63%, 03/07/06	10,000
12,500	Dorada Finance Inc. FRN, 4.62%, 01/14/08	12,500
5,000	Goldman Sachs Group, Inc. FRN, 4.72%, 12/28/07	5,000
12,994	K2(USA) LLC FRN, 4.64%, 02/15/08	12,993
5,000	Morgan Stanley FRN, 4.74%, 02/28/07	5,000
10,004	Pricoa Global Funding I FRN, 4.60%, 10/05/06	10,003
3,650	Unicredito Italiano Bank plc (Ireland) FRN, 4.58%, 04/02/07	3,650
10,000	Wachovia Bank N.A. FRN, 4.55%, 10/02/06	10,000
10,000	World Savings Bank FSB FRN, 4.63%, 06/20/08	10,000
		113,652

	Repurchase Agreements — 9.9%
17,970	Banc of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $17,972 , collateralized by U.S. Government Agency Mortgages	17,970
45,000	Citigroup Global Markets, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $45,006, collateralized by Asset Backed Securities	45,000
35,000	Greenwich Capital, 4.63%, dated 02/28/06, due 03/01/06, repurchase price $35,005, collateralized by Asset Backed Securities	35,000
15,000	Morgan Stanley, 4.58%, dated 02/28/06, due 03/01/06, repurchase price $15,002, collateralized by U.S. Government Agency Mortgages	15,000
		112,970
	Total Investments of Cash Collateral for Securities Loaned (Cost $289,149)	289,149
	Total Investments — 124.7% (Cost $1,427,147)	1,423,914
	Liabilities in Excess of Other Assets — (24.7)%	(281,985)
	NET ASSETS — 100.0%	1,141,929

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.4%
		Asset Backed Securities — 2.7%
1,595		American Express Credit Account Master Trust Series 2004-3, Class A, 4.35%, 12/15/11	1,565
		AmeriCredit Automobile Receivables Trust
1,077		Series 2002-A, Class A4, 4.61%, 01/12/09	1,075
1,125		Series 2002-D, Class A4, 3.40%, 04/13/09	1,117
634		Series 2003-BX, Class A4A, 2.72%, 01/06/10	625
798		Capital One Master Trust Series 2001-5, Class A, 5.30%, 06/15/09	800
		Citibank Credit Card Issuance Trust
798		Series 2002-A1, Class A1, 4.95%, 02/09/09	797
3,390		Series 2002-C2, Class C2, 6.95%, 02/18/14	3,641
1,400		Series 2005-B1, Class B1, 4.40%, 09/15/10	1,374
1,328		CNH Equipment Trust Series 2003-B, Class A4B, 3.38%, 02/15/11	1,298
983		Conseco Finance Series 2001-B, Class 1M1, 7.27%, 04/15/09	994
7,356		Countrywide Asset-Backed Certificates Series 2004-AB2, Class A2, FRN,4.85%, 05/25/36	7,365
843		GE Capital Mortgage Services, Inc. Series 1999-HE, Class M, 6.71%, 04/25/29	839
930		Household Automotive Trust Series 2005-1 Class A4, 4.35%, 06/18/12	911
		MBNA Credit Card Master Note Trust
2,393		Series 2002-C1, Class C1, 6.80%, 07/15/14	2,568
997		Series 2003-C1, Class C1, FRN, 6.27%, 06/15/12	1,052
		MBNA Master Credit Card Trust USA
1,755		Series 1999-J, Class C, 7.85%, 02/15/12 (e)	1,907
1,595		Series 2000-D, Class C, 8.40%, 09/15/09 (e)	1,650
626		Onyx Acceptance Grantor Trust Series 2002-C, Class A4, 4.07%, 04/15/09	626
237		Residential Asset Mortgage Products, Inc. Series 2001-RS3, Class AI4, SUB,6.29%, 10/25/31	236
923		Textron Financial Corp. Receivables Trust Series 2000-C, Class A3, 6.61%, 02/15/15 (e)	927
		WFS Financial Owner Trust
730		Series 2002-2, Class A4, SUB, 4.50%, 02/20/10	729
1,568		Series 2003-2, Class A4, 2.41%, 12/20/10	1,548
1,958		Series 2003-4, Class A4, 3.15%, 05/20/11	1,922
603		Series 2004-1, Class A3, 2.19%, 06/20/08	600
		Total Asset Backed Securities (Cost $35,818)	36,166
		Collateralized Mortgage Obligations — 45.0%
		Agency CMO — 38.2%
976		Federal Home Loan Bank System Series 2000, Class Y, 5.27%, 12/28/12	972
		Federal Home Loan Mortgage Corp.
127		Series 11, Class D, 9.50%, 07/15/19	127
56		Series 46, Class B, 7.80%, 09/15/20	56
23		Series 47, Class F, 10.00%, 06/15/20	23
1		Series 85, Class C, 8.60%, 01/15/21	1
48		Series 99, Class Z, 9.50%, 01/15/21	47
208		Series 114, Class H, 6.95%, 01/15/21	208
1		Series 204, Class E, HB, IF, IO, 967.68%, 05/15/23	1
2		Series 411, Class I, HB, 84.00%, 05/15/20	2
—	(h)	Series 1072, Class A, IO, HB, 1,008.50%, 05/15/06	—	(h)
15		Series 1079, Class S, IF, 18.27%, 05/15/21	15
22		Series 1084, Class F, FRN, 5.57%, 05/15/21	22
15		Series 1084, Class S, IF, 24.41%, 05/15/21	16
—	(h)	Series 1098, Class M, HB, IO, 1,008.00%, 06/15/06	—	(h)
87		Series 1144, Class KB, 8.50%, 09/15/21	86
—	(h)	Series 1172, Class L, HB, VAR, IO, 1,182.72%, 11/15/21	7
2		Series 1196, Class B, IF, HB, 628.32%, 01/15/22	3
185		Series 1206, Class IA, 7.00%, 03/15/22	185
2,464		Series 1212, Class IZ, 8.00%, 02/15/22	2,463
126		Series 1250, Class J, 7.00%, 05/15/22	126
—	(h)	Series 1298, Class L, IO, HB, 981.87%, 06/15/07	—	(h)
325		Series 1343, Class LA, 8.00%, 08/15/22	330
316		Series 1404, Class FA, 4.50%, 11/15/07	313
52		Series 1465, Class SA, IF, IO, 4.38%, 02/15/08	2
1,452		Series 1466, Class PZ, 7.50%, 02/15/23	1,487
20		Series 1470, Class F, FRN, 4.30%, 02/15/23	19
573		Series 1491, Class I, 7.50%, 04/15/23	585
35		Series 1506, Class F, FRN, 4.95%, 05/15/08	35
6		Series 1506, Class S, IF, 12.75%, 05/15/08	6
1,815		Series 1512, Class J, 6.50%, 05/15/08	1,824
220		Series 1513, Class AG, FRN, 3.80%, 05/15/08	218
416		Series 1513, Class N, 6.50%, 05/15/08	418
565		Series 1518, Class G, IF, 4.41%, 05/15/23	542
85		Series 1518, Class G, IF, IO, 3.88%, 05/15/08	3
533		Series 1541, Class O, FRN, 3.85%, 07/15/23	519
184		Series 1544, Class J, IF, 7.91%, 07/15/08	184
105		Series 1549, Class K, 8.50%, 07/15/08	107

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   71

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,109	Series 1558, Class D, 6.50%, 07/15/23	1,125
357	Series 1586, Class M, 5.00%, 09/15/08	354
102	Series 1600, Class SC, IF, 8.60%, 10/15/08	104
11	Series 1602, Class SA, IF, 7.72%, 10/15/23	12
142	Series 1604, Class SA, IF, 9.39%, 11/15/08	146
263	Series 1606, Class SC, IF, 13.05%, 11/15/08	281
3,021	Series 1607, Class H, 6.25%, 10/15/13	3,055
1,196	Series 1608, Class L, 6.50%, 09/15/23	1,237
1,432	Series 1609, Class L, IF, 7.31%, 11/15/23	1,430
1,073	Series 1611, Class JA, FRN, 5.88%, 08/15/23	1,088
978	Series 1611, Class JB, IF, 5.44%, 08/15/23	948
5,332	Series 1624, Class KZ, 6.00%, 12/15/08	5,368
216	Series 1625, Class SD, IF, 8.50%, 12/15/08	226
64	Series 1665, Class FA, FRN, 3.86%, 06/15/23	64
16	Series 1671, Class L, 7.00%, 02/15/24	16
29	Series 1685, Class Z, 6.00%, 11/15/23	29
216	Series 1689, Class SD, IF, 9.67%, 10/15/23	223
395	Series 1698, Class SC, IF, 9.86%, 03/15/09	418
251	Series 1700, Class GA, PO, 02/15/24	225
1,595	Series 1706, Class K, 7.00%, 03/15/24	1,664
258	Series 1745, Class D, 7.50%, 08/15/24	257
623	Series 1798, Class F, 5.00%, 05/15/23	609
33	Series 1807, Class G, 9.00%, 10/15/20	34
268	Series 1900, Class TA, PO, 08/15/08	260
2,612	Series 1927, Class PH, 7.50%, 01/15/27	2,707
119	Series 1967, Class PC, PO, 10/15/08	114
1,202	Series 1981, Class Z, 6.00%, 05/15/27	1,195
352	Series 1987, Class PE, 7.50%, 09/15/27	361
61	Series 2017, Class SE, IF, 12.15%, 12/15/08	64
1,153	Series 2025, Class PE, 6.30%, 01/15/13	1,171
181	Series 2033, Class SN, IF, IO, 16.63%, 03/15/24	46
509	Series 2038, Class PN, IO, 7.00%, 03/15/28	92
1,436	Series 2040, Class PE, 7.50%, 03/15/28	1,499
890	Series 2056, Class TD, 6.50%, 05/15/18	917
3,325	Series 2063, Class PG, 6.50%, 06/15/28	3,398
521	Series 2064, Class TE, 7.00%, 06/15/28	539
2,220	Series 2075, Class PH, 6.50%, 08/15/28	2,272
1,196	Series 2075, Class PM, 6.25%, 08/15/28	1,221
579	Series 2089, Class PJ, IO, 7.00%, 10/15/28	117
507	Series 2097, Class PV, 6.00%, 09/15/09	511
515	Series 2102, Class TC, 6.00%, 12/15/13	524
1,705	Series 2125, Class JZ, 6.00%, 02/15/29	1,724
226	Series 2163, Class PC, IO, 7.50%, 06/15/29	46
1,994	Series 2169, Class TB, 7.00%, 06/15/29	2,113
798	Series 2172, Class QC, 7.00%, 07/15/29	840
14	Series 2196, Class TL, 7.50%, 11/15/29	15
849	Series 2201, Class C, 8.00%, 11/15/29	886
1,336	Series 2210, Class Z, 8.00%, 01/15/30	1,396
601	Series 2224, Class CB, 8.00%, 03/15/30	621
984	Series 2256, Class MC, 7.25%, 09/15/30	1,004
1,380	Series 2259, Class ZM, 7.00%, 10/15/30	1,428
1,052	Series 2271, Class PC, 7.25%, 12/15/30	1,079
798	Series 2283, Class K, 6.50%, 12/15/23	833
643	Series 2296, Class PD, 7.00%, 03/15/31	659
91	Series 2299, Class G, 7.00%, 05/15/14	91
303	Series 2306, Class K, PO, 05/15/24	261
737	Series 2306, Class SE, IF, IO, 6.24%, 05/15/24	99
555	Series 2312, Class KV, 6.50%, 05/15/14	556
128	Series 2317, Class VG, 6.50%, 04/15/31	128
590	Series 2333, Class HC, 6.00%, 07/15/31	596
1,028	Series 2344, Class QG, 6.00%, 08/15/16	1,047
12,813	Series 2344, Class ZD, 6.50%, 08/15/31	13,150
1,735	Series 2344, Class ZJ, 6.50%, 08/15/31	1,778
1,382	Series 2345, Class NE, 6.50%, 08/15/31	1,413
1,696	Series 2345, Class PQ, 6.50%, 08/15/16	1,744
293	Series 2345, Class PV, 6.50%, 01/15/24	293
1,393	Series 2347, Class VP, 6.50%, 03/15/20	1,426
845	Series 2349, Class NW, 6.50%, 10/15/16	847
1,068	Series 2351, Class PZ, 6.50%, 08/15/31	1,113
317	Series 2353, Class PC, 6.50%, 09/15/15	316
8,904	Series 2353, Class TD, 6.00%, 09/15/16	9,105
1,240	Series 2355, Class BP, 6.00%, 09/15/16	1,263
1,409	Series 2360, Class PG, 6.00%, 09/15/16	1,431
613	Series 2362, Class PD, 6.50%, 06/15/20	620
509	Series 2362, Class PJ, 6.50%, 10/15/28	512
1,176	Series 2366, Class MD, 6.00%, 10/15/16	1,198
112	Series 2382, Class TL, IO, 6.50%, 02/15/31	7
802	Series 2391, Class QE, 5.50%, 05/15/15	802
1,994	Series 2391, Class QR, 5.50%, 12/15/16	2,007
1,785	Series 2391, Class VQ, 6.00%, 10/15/12	1,811
1,595	Series 2392, Class PV, 6.00%, 12/15/20	1,614
595	Series 2410, Class HC, 5.50%, 02/15/09	593
1,270	Series 2410, Class NG, 6.50%, 02/15/32	1,311
1,689	Series 2410, Class OE, 6.38%, 02/15/32	1,722
3,902	Series 2410, Class QS, IF, 7.62%, 02/15/32	4,000
637	Series 2410, Class QX, IF, IO, 4.08%, 02/15/32	55
325	Series 2412, Class SE, IF, 6.67%, 02/15/09	324
1,595	Series 2412, Class SP, IF, 6.96%, 02/15/32	1,553
708	Series 2423, Class MC, 7.00%, 03/15/32	732

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,366	Series 2423, Class MT, 7.00%, 03/15/32	1,411
4,785	Series 2434, Class TC, 7.00%, 04/15/32	4,965
957	Series 2435, Class CJ, 6.50%, 04/15/32	1,006
1,595	Series 2435, Class VH, 6.00%, 07/15/19	1,619
1,196	Series 2441, Class GF, 6.50%, 04/15/32	1,243
1,634	Series 2444, Class ES, IF, IO, 3.38%, 03/15/32	133
1,687	Series 2450, Class GZ, 7.00%, 05/15/32	1,756
654	Series 2450, Class SW, IF, IO, 3.43%, 03/15/32	59
1,172	Series 2454, Class VB, 6.50%, 10/15/15	1,179
1,595	Series 2455, Class GK, 6.50%, 05/15/32	1,656
1,986	Series 2460, Class VZ, 6.00%, 11/15/29	2,005
1,346	Series 2461, Class VB, 6.50%, 04/15/18	1,350
5,583	Series 2462, Class JG, 6.50%, 06/15/32	5,774
3,988	Series 2466, Class DH, 6.50%, 06/15/32	4,117
3,988	Series 2466, Class PG, 6.50%, 04/15/32	4,118
1,595	Series 2474, Class NR, 6.50%, 07/15/32	1,654
2,012	Series 2484, Class LZ, 6.50%, 07/15/32	2,111
10	Series 2496, Class LD, 8.50%, 11/15/15	10
3,856	Series 2498, Class UD, 5.50%, 06/15/16	3,871
3,163	Series 2500, Class GD, 5.50%, 12/15/15	3,167
2,393	Series 2500, Class MC, 6.00%, 09/15/32	2,439
3,317	Series 2500, Class TD, 5.50%, 02/15/16	3,324
2,393	Series 2512, Class PG, 5.50%, 10/15/22	2,375
911	Series 2513, Class YO, PO, 02/15/32	779
2,393	Series 2515, Class DE, 4.00%, 03/15/32	2,211
296	Series 2519, Class BT, 8.50%, 09/15/31	318
1,822	Series 2527, Class VU, 5.50%, 10/15/13	1,826
1,196	Series 2535, Class BK, 5.50%, 12/15/22	1,199
1,675	Series 2537, Class TE, 5.50%, 12/15/17	1,686
2,662	Series 2543, Class YX, 6.00%, 12/15/32	2,723
2,871	Series 2557, Class WJ, 5.00%, 07/15/14	2,861
2,383	Series 2565, Class MB, 6.00%, 05/15/30	2,412
3,190	Series 2575, Class ME, 6.00%, 02/15/33	3,262
1,467	Series 2586, Class WI, IO, 6.50%, 03/15/33	301
4,453	Series 2594, Class VA, 6.00%, 03/15/14	4,514
1,906	Series 2594, Class VP, 6.00%, 02/15/14	1,930
1,595	Series 2594, Class VQ, 6.00%, 08/15/20	1,608
2,838	Series 2597, Class AD, 6.50%, 03/15/32	2,962
3,507	Series 2597, Class DS, IF, IO, 2.98%, 02/15/33	238
7,611	Series 2599, Class DS, IF, IO, 2.43%, 02/15/33	436
7,838	Series 2610, Class DS, IF, IO, 2.53%, 03/15/33	460
4,729	Series 2611, Class SH, IF, IO, 3.08%, 10/15/21	306
1,595	Series 2617, Class GR, 4.50%, 05/15/18	1,511
1,423	Series 2619, Class IM, IO, 5.00%, 10/15/21	194
1,000	Series 2628, Class WA, 4.00%, 07/15/28	937
1,500	Series 2630, Class KN, 2.50%, 04/15/13	1,451
798	Series 2631, Class LC, 4.50%, 06/15/18	757
798	Series 2640, Class VE, 3.25%, 07/15/22	684
429	Series 2643, Class HI, IO, 4.50%, 12/15/16	44
1,909	Series 2643, Class KG, 4.00%, 05/15/18	1,899
1,791	Series 2651, Class VZ, 4.50%, 07/15/18	1,673
913	Series 2656, Class SH, IF, 7.89%, 02/15/25	917
1,197	Series 2668, Class SB, IF, 3.14%, 10/15/15	1,146
798	Series 2672, Class ME, 5.00%, 11/15/22	780
1,994	Series 2675, Class CK, 4.00%, 09/15/18	1,819
1,488	Series 2682, Class YS, IF, 2.15%, 10/15/33	984
957	Series 2684, Class TO, PO, 10/15/33	590
798	Series 2686, Class GB, 5.00%, 05/15/20	791
611	Series 2691, Class WS, IF, 2.15%, 10/15/33	401
1,000	Series 2695, Class DE, 4.00%, 01/15/17	940
881	Series 2705, Class SC, IF, 2.15%, 11/15/33	600
881	Series 2705, Class SD, IF, 3.12%, 11/15/33	660
89	Series 2727, PO, 01/15/34	54
5,822	Series 2727, Class BS, IF, 2.22%, 01/15/34	3,538
179	Series 2733, Class GF, FRN, 0.00%, 09/15/33	177
344	Series 2739, Class S, IF, 2.86%, 01/15/34	299
589	Series 2744, Class FE, FRN, 0.00%, 02/15/34	480
1,595	Series 2744, Class PC, 5.50%, 01/15/31	1,609
1,991	Series 2744, Class PD, 5.50%, 08/15/33	2,034
1,595	Series 2744, Class TU, 5.50%, 05/15/32	1,579
1,414	Series 2749, Class PK, IO, 5.00%, 09/15/22	81
683	Series 2753, Class S, IF, 2.86%, 02/15/34	499
576	Series 2755, Class SA, IF, 5.06%, 05/15/30	540
233	Series 2769, PO, 03/15/34	186
1,560	Series 2776, Class SK, IF, 2.22%, 04/15/34	1,100
823	Series 2846, PO, 08/15/34	683
142	Series 2925, Class ZM, 5.00%, 01/15/35	142
1,000	Series 3047, Class OB, 5.50%, 12/15/33	1,002
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
519	Series T-41, Class 3A, 7.50%, 07/25/32	540
465	Series T-51, Class 2A, VAR, 7.50%, 08/25/42	479
4,334	Series T-54, Class 2A, 6.50%, 02/25/43	4,422
1,511	Series T-54, Class 3A, 7.00%, 02/25/43	1,557
376	Series T-58, Class A, PO, 09/25/43	318
923	Federal Home Loan Mortgage Corp.— Government National Mortgage Association Series 24, Class ZE, 6.25%, 11/25/23	938
	Federal National Mortgage Association
46	Series G-14, Class L, 8.50%, 06/25/21	48

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   73

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
225		Series G-18, Class Z, 8.75%, 06/25/21	243
78		Series G-22, Class G, 6.00%, 12/25/16	79
163		Series G-35, Class M, 8.75%, 10/25/21	174
—	(h)	Series G92-27, Class SQ, IF, HB, 6,229.44%, 05/25/22	31
685		Series G92-35, Class E, 7.50%, 07/25/22	711
43		Series G92-42, Class Z, 7.00%, 07/25/22	44
1,004		Series G92-44, Class ZQ, 8.00%, 07/25/22	1,061
725		Series G92-54, Class ZQ, 7.50%, 09/25/22	756
151		Series G93-5, Class Z, 6.50%, 02/25/23	153
175		Series G95-1, Class C, 8.80%, 01/25/25	188
8		Series 50, Class 2, IO, 10.50%, 03/01/19	2
57		Series 218, Class 2, IO, 7.50%, 04/01/23	13
671		Series 329, Class 1, PO, 12/01/32	517
1,429		Series 340, Class 1, PO, 09/01/33	1,062
34		Series 1988-7, Class Z, 9.25%, 04/25/18	37
157		Series 1989-70, Class G, 8.00%, 10/25/19	165
61		Series 1989-78, Class H, 9.40%, 11/25/19	66
54		Series 1989-83, Class H, 8.50%, 11/25/19	57
53		Series 1989-89, Class H, 9.00%, 11/25/19	57
18		Series 1990-1, Class D, 8.80%, 01/25/20	19
147		Series 1990-102, Class J, 6.50%, 08/25/20	150
62		Series 1990-120, Class H, 9.00%, 10/25/20	65
12		Series 1990-134, Class SC, IF, 14.71%, 11/25/20	15
1		Series 1990-140, Class H, IO, HB, 652.15%, 12/25/20	12
33		Series 1990-60, Class K, 5.50%, 06/25/20	33
27		Series 1990-63, Class H, 9.50%, 06/25/20	29
29		Series 1990-7, Class B, 8.50%, 01/25/20	31
31		Series 1990-93, Class G, 5.50%, 08/25/20	31
—	(h)	Series 1990-94, Class H, HB, 505.00%, 08/25/20	4
—	(h)	Series 1990-95, Class J, IO, HB, 1,118.04%, 08/25/20	8
85		Series 1991-42, Class S, IF, 9.64%, 05/25/21	93
—	(h)	Series 1991-7, Class K, HB, 908.50%, 02/25/21	1
87		Series 1992-143, Class MA, 5.50%, 09/25/22	87
160		Series 1992-33, Class F, FRN, 4.14%, 03/25/22	158
52		Series 1992-44, Class K, 7.25%, 04/25/07	53
329		Series 1993-122, Class M, 6.50%, 07/25/23	336
115		Series 1993-165, Class SD, IF, 7.86%, 09/25/23	116
48		Series 1993-170, Class SE, IF, 13.32%, 09/25/08	51
77		Series 1993-175, Class SA, IF, 12.44%, 09/25/08	82
484		Series 1993-178, Class PK, 6.50%, 09/25/23	496
663		Series 1993-18, Class PK, 6.50%, 02/25/08	667
3,988		Series 1993-183, Class KA, 6.50%, 10/25/23	4,177
3,767		Series 1993-189, Class PL, 6.50%, 10/25/23	3,873
527		Series 1993-190, Class S, IF, 9.39%, 10/25/08	542
104		Series 1993-196, Class FA, FRN, 4.20%, 10/25/08	103
503		Series 1993-225, Class SG, IF, 8.07%, 12/25/13	513
33		Series 1993-225, Class VO, IF, 8.94%, 12/25/22	34
844		Series 1993-247, Class SA, IF, 16.41%, 12/25/23	964
534		Series 1993-25, Class J, 7.50%, 03/25/23	557
1,968		Series 1993-250, Class Z, 7.00%, 12/25/23	2,024
3,665		Series 1993-257, Class C, PO, 06/25/23	3,265
3,362		Series 1993-37, Class PX, 7.00%, 03/25/23	3,482
736		Series 1993-41, Class PH, 6.00%, 03/25/23	736
1,212		Series 1993-54, Class Z, 7.00%, 04/25/23	1,251
254		Series 1993-62, Class SA, IF, 12.84%, 04/25/23	289
48		Series 1993-72, Class F, FRN, 4.20%, 05/25/08	48
166		Series 1994-12, Class FC, FRN, 4.35%, 01/25/09	163
55		Series 1994-13, Class SK, IF, 12.52%, 02/25/09	60
302		Series 1994-17, Class JB, IO, 6.50%, 02/25/09	22
80		Series 1994-20, Class Z, 6.50%, 02/25/09	80
927		Series 1994-34, Class DZ, 6.00%, 03/25/09	934
526		Series 1994-40, Class VC, 6.50%, 02/25/10	529
466		Series 1994-55, Class G, 6.75%, 12/25/23	467
49		Series 1994-9, Class E, PO, 11/25/23	41
2,204		Series 1996-14, Class SE, IF, IO, 6.29%, 08/25/23	325
112		Series 1996-20, Class L, PO, 09/25/08	105
225		Series 1996-24, Class E, PO, 03/25/09	211
113		Series 1996-27, Class FC, FRN, 5.09%, 03/25/17	114
952		Series 1996-32, Class PH, 7.00%, 01/25/26	967
272		Series 1996-39, Class J, PO, 09/25/08	259
7		Series 1996-46, Class PE, PO, 09/25/06	7
204		Series 1996-59, Class J, 6.50%, 08/25/22	207
1,475		Series 1996-59, Class K, 6.50%, 07/25/23	1,501
1,380		Series 1997-20, IO, FRN, 1.84%, 03/25/27	87
1,169		Series 1997-20, Class IB, IO, FRN, 1.84%, 03/25/27	67
522		Series 1997-27, Class J, 7.50%, 04/18/27	547
455		Series 1997-29, Class J, 7.50%, 04/20/27	473
912		Series 1997-39, Class PD, 7.50%, 05/20/27	942
412		Series 1997-81, Class PI, IO, 7.00%, 12/18/27	88
276		Series 1998-27, Class B, PO, 12/25/08	261

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
804	Series 1998-36, Class ZB, 6.00%, 07/18/28	812
64	Series 1998-4, Class C, PO, 04/25/23	54
2,500	Series 2000-2, Class ZE, 7.50%, 02/25/30	2,627
3,268	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	678
2,752	Series 2001-36, Class DE, 7.00%, 08/25/31	2,848
1,296	Series 2001-4, Class PC, 7.00%, 03/25/21	1,349
648	Series 2001-44, Class PD, 7.00%, 09/25/31	670
1,708	Series 2001-48, Class Z, 6.50%, 09/25/21	1,791
707	Series 2001-49, Class Z, 6.50%, 09/25/31	725
2,202	Series 2001-5, Class OW, 6.00%, 03/25/16	2,237
3,029	Series 2001-50, Class VB, 6.50%, 12/25/16	3,058
1,781	Series 2001-52, Class XM, 6.50%, 11/25/10	1,810
2,791	Series 2001-61, Class VB, 7.00%, 12/25/16	2,884
1,137	Series 2001-61, Class VQ, 6.50%, 08/25/15	1,152
1,175	Series 2001-71, Class GU, 6.00%, 05/25/14	1,187
2,393	Series 2001-71, Class MB, 6.00%, 12/25/16	2,438
3,210	Series 2001-71, Class QE, 6.00%, 12/25/16	3,268
11,246	Series 2001-74, Class MB, 6.00%, 12/25/16	11,612
1,842	Series 2001-78, Class VB, 6.00%, 12/25/15	1,841
1,356	Series 2001-80, Class PE, 6.00%, 07/25/29	1,372
567	Series 2001-81, Class LO, PO, 01/25/32	451
1,588	Series 2002-1, Class HC, 6.50%, 02/25/22	1,634
586	Series 2002-1, Class SA, IF, 10.30%, 02/25/32	636
4,865	Series 2002-18, Class PC, 5.50%, 04/25/17	4,905
1,393	Series 2002-2, Class UC, 6.00%, 02/25/17	1,408
1,917	Series 2002-21, Class PE, 6.50%, 04/25/32	1,967
1,595	Series 2002-24, Class AJ, 6.00%, 04/25/17	1,621
1,595	Series 2002-28, Class PK, 6.50%, 05/25/32	1,643
2,393	Series 2002-3, Class OG, 6.00%, 02/25/17	2,446
2,498	Series 2002-37, Class Z, 6.50%, 06/25/32	2,563
3,190	Series 2002-56, Class UC, 5.50%, 09/25/17	3,209
2,012	Series 2002-59, Class AC, 6.00%, 03/25/28	2,032
2,429	Series 2002-59, Class VB, 6.50%, 04/25/32	2,445
5,583	Series 2002-61, Class PE, 5.50%, 05/25/16	5,597
3,190	Series 2002-74, Class LD, 5.00%, 01/25/16	3,156
3,988	Series 2002-74, Class PD, 5.00%, 11/25/15	3,951
6,460	Series 2002-74, Class VB, 6.00%, 11/25/31	6,529
659	Series 2002-8, Class SR, IF, 6.64%, 03/25/09	659
1,743	Series 2002-84, Class VB, 5.50%, 04/25/15	1,745
401	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	65
1,595	Series 2002-94, Class BK, 5.50%, 01/25/18	1,609
1,196	Series 2003-106, Class US, IF, 2.20%, 11/25/23	852
5,302	Series 2003-116, Class SB, IF, IO, 3.02%, 11/25/33	435
2,161	Series 2003-117, Class JB, 3.50%, 06/25/33	1,889
798	Series 2003-128, Class KE, 4.50%, 01/25/14	777
1,551	Series 2003-130, Class SX, IF, 4.65%, 01/25/34	1,476
798	Series 2003-22, Class UD, 4.00%, 04/25/33	652
640	Series 2003-34, Class GB, 6.00%, 03/25/33	654
1,199	Series 2003-34, Class GE, 6.00%, 05/25/33	1,217
453	Series 2003-39, IO, VAR, 6.00%, 05/25/33	97
1,595	Series 2003-47, Class PE, 5.75%, 06/25/33	1,591
845	Series 2003-52, Class SX, IF, 9.21%, 10/25/31	899
664	Series 2003-64, Class SX, IF, 2.32%, 07/25/33	444
1,606	Series 2003-71, Class DS, IF, 1.38%, 08/25/33	1,121
2,802	Series 2003-8, Class SB, IF, IO, 3.07%, 03/25/16	120
6,987	Series 2003-80, Class SY, IF, IO, 3.07%, 06/25/23	542
1,595	Series 2003-83, Class PG, 5.00%, 06/25/23	1,554
558	Series 2003-91, Class SD, IF, 4.87%, 09/25/33	503
1,971	Series 2004-10, Class SC, IF, 10.28%, 02/25/34	2,147
1,193	Series 2004-14, Class SD, IF, 2.20%, 03/25/34	801
1,000	Series 2004-21, Class AE, 4.00%, 04/25/19	905
252	Series 2004-21, Class CO, PO, 04/25/34	156
1,595	Series 2004-25, Class PC, 5.50%, 01/25/34	1,589
1,366	Series 2004-25, Class SA, IF, 6.93%, 04/25/34	1,346
1,037	Series 2004-36, Class PC, 5.50%, 02/25/34	1,028
1,953	Series 2004-36, Class SA, IF, 6.93%, 05/25/34	1,955
1,131	Series 2004-76, Class CL, 4.00%, 10/25/19	1,030
2,620	Series 2005-110, Class GJ, 5.50%, 11/25/30	2,613
906	Series 2005-52, Class PA, 6.50%, 06/25/35	937
2,000	Series 2005-68, Class PG, 5.50%, 08/25/35	1,993
2,500	Series 2005-84, Class XM, 5.75%, 10/25/35	2,521
1,000	Series 2006-22, Class AO, PO, 04/25/36	732
	Federal National Mortgage Association Whole Loan
606	Series 2002-W5, Class A10, IF, IO, 3.52%, 11/25/30	38
2,557	Series 2002-W5, Class A7, 6.25%, 08/25/30	2,574
2,070	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	2,107
584	Series 2003-W4, Class 2A, 6.50%, 10/25/42	585
535	Series 2003-W8, Class 1A3, 4.75%, 12/25/42	530
1,812	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,870
	Government National Mortgage Association
865	Series 1990-30, Class H, IF, IO, 4.03%, 08/16/29	57
566	Series 1994-3, Class PQ, 7.49%, 07/16/24	589
2,034	Series 1994-4, Class KQ, 7.99%, 07/16/24	2,122
2,393	Series 1994-7, Class PQ, 6.50%, 10/16/24	2,484

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   75

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
756	Series 1995-3, Class DQ, 8.05%, 06/16/25	784
215	Series 1995-7, Class CQ, 7.50%, 09/16/25	225
1,626	Series 1996-16, Class E, 7.50%, 08/16/26	1,684
341	Series 1998-26, Class K, 7.50%, 09/17/25	355
3,984	Series 1999-10, Class ZC, 6.50%, 04/20/29	4,075
5,369	Series 1999-4, Class ZB, 6.00%, 02/20/29	5,398
607	Series 1999-41, Class Z, 8.00%, 11/16/29	639
471	Series 1999-44, Class PC, 7.50%, 12/20/29	494
1,595	Series 2000-14, Class PD, 7.00%, 02/16/30	1,648
505	Series 2000-16, Class ZN, 7.50%, 02/16/30	526
2,707	Series 2000-37, Class B, 8.00%, 12/20/30	2,829
221	Series 2000-38, Class AH, 7.15%, 12/20/30	226
1,091	Series 2000-6, Class Z, 7.50%, 02/20/30	1,118
954	Series 2000-9, Class PB, 7.50%, 06/16/26	962
188	Series 2000-9, Class Z, 8.00%, 06/20/30	198
2,917	Series 2000-9, Class ZJ, 8.50%, 02/16/30	3,154
98	Series 2001-32, Class WA, IF, 8.70%, 07/20/31	103
1,595	Series 2001-64, Class MQ, 6.50%, 12/20/31	1,640
1,716	Series 2001-7, Class PK, 6.50%, 03/20/31	1,757
1,048	Series 2002-31, Class S, IF, IO, 4.13%, 01/16/31	89
3,302	Series 2002-36, Class VB, 6.50%, 07/20/19	3,307
1,595	Series 2002-40, Class UK, 6.50%, 06/20/32	1,660
8,773	Series 2002-45, Class QE, 6.50%, 06/20/32	9,104
1,595	Series 2002-47, Class PG, 6.50%, 07/16/32	1,654
1,595	Series 2002-47, Class PY, 6.00%, 07/20/32	1,631
421	Series 2002-47, Class VB, 6.50%, 09/20/17	421
2,515	Series 2002-47, Class ZA, 6.50%, 07/20/32	2,582
952	Series 2002-48, Class VM, 6.50%, 09/20/16	956
235	Series 2002-51, Class SG, IF, 12.70%, 04/20/31	264
1,401	Series 2002-54, Class GB, 6.50%, 08/20/32	1,440
4,134	Series 2002-67, Class VA, 6.00%, 03/20/13	4,150
641	Series 2002-7, Class PG, 6.50%, 01/20/32	658
612	Series 2002-79, Class KV, 6.00%, 11/20/13	621
682	Series 2002-88, Class LI, IO, 5.50%, 11/20/28	23
5,460	Series 2002-88, Class VA, 6.00%, 12/20/17	5,541
469	Series 2003-24, PO, 03/16/33	394
1,872	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	291
1,234	Series 2003-4, Class NY, 5.50%, 12/20/13	1,239
1,196	Series 2003-40, Class TJ, 6.50%, 03/20/33	1,277
1,695	Series 2003-52, Class AP, PO, 06/16/33	1,301
903	Series 2003-95, Class SC, IF, IO, 2.43%, 09/17/31	18
346	Series 2004-28, Class S, IF, 7.09%, 04/16/34	336
715	Series 2004-73, Class AE, IF, 5.43%, 08/17/34	682
	Vendee Mortgage Trust
2,555	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	2,514
4,233	Series 1996-1, Class 1Z, 6.75%, 02/15/26	4,365
1,454	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,500
5,838	Series 1997-1, Class 2Z, 7.50%, 02/15/27	6,169
1,461	Series 1998-1, Class 2E, 7.00%, 09/15/27	1,508
		503,486
	Non-Agency CMO — 6.8%
1,500	American Home Mortgage Investment Corp. Series 2005-3, Class 2A4, FRN, 6.44%, 09/25/35	1,458
	Banc of America Funding Corp.
565	Series 2004-1, FRN, PO, 03/25/34	436
381	Series 2005-7, Class 30, PO, 11/25/35	268
2,194	Series 2005-E, Class 4A1, FRN, 4.10%, 03/20/35	2,141
	Banc of America Mortgage Securities
1,004	Series 2003-11, PO, 02/25/34	782
417	Series 2003-8 Class A, PO, 11/25/33	305
712	Series 2004-6, Class A, PO, 07/25/34	505
433	Bank of America Alternative Loan Trust Series 2003-11, PO, 01/25/34	332
1,105	Bank of America Mortgage Securities Series 2004-J, Class 3A1, FRN, 5.07%, 11/25/34	1,088
	Bear Stearns Adjustable Rate Mortgage Trust
523	Series 2003-7, Class 3A, 4.95%, 10/25/33	511
2,000	Series 2006-1, Class 1A1, FRN, 4.63%, 02/25/36	1,956
234	BHN II Mortgage Fund Series 1997-1, Class A2, 7.92%, 07/25/09 (d) (i)	6
913	Cendant Mortgage Corp. Series 2004-1, Class P, PO, 02/25/34	652
	Citicorp Mortgage Securities, Inc.
2,939	Series 2004-1, Class A1, 4.75%, 01/25/34	2,848
1,688	Series 2004-5, Class A5, 4.50%, 08/25/34	1,611
726	Citigroup Mortgage Loan Trust, Inc. Series 2005-1, Class 2A1A, 4.74%, 04/25/35	719
	Citigroup Mortgage Loan Trust, Inc.
1,227	Series 2003-UP3, Class A3, 7.00%, 09/25/33	1,251
396	Series 2003-UST1, PO, 12/25/18	321
312	Series 2003-UST1, PO, 12/25/18	254
2,078	Series 2003-UST1, Class A1, 5.50%, 12/25/18	2,071
	Countrywide Alternative Loan Trust
4,785	Series 2002-8, Class A4, 6.50%, 07/25/32	4,767
2,367	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	2,194

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
1,300		Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	1,273
		Countrywide Home Loan Mortgage Pass Through Trust
3,760		Series 2003-26, Class 1A6, 3.50%, 08/25/33	3,396
691		Series 2003-J13, PO, 01/25/34	525
1,964		Series 2003-J7, Class 4A3, IF, 3.88%, 08/25/18	1,648
543		Series 2004-HYB3, Class 2A, VAR, 4.10%, 06/20/34	528
2,376		Series 2005-22, Class 2A1, FRN, 5.34%, 11/25/35	2,360
803		Series 2005-R1, Class 2A, PO, 03/25/35 (e)	627
298		Credit Suisse First Boston Mortgage Securities Corp. Series 1997-2, Class A, 7.50%, 06/25/20 (e)	299
729		Deutsche Mortgage Securities, Inc. Series 2004-1, Class 2A, PO, 10/25/18	590
		First Horizon Asset Securities, Inc.
2,429		Series 2004-AR1, Class 2A2, FRN, 5.03%, 04/25/35	2,400
3,670		Series 2004-AR7, Class 2A1, FRN, 4.94%, 02/25/35	3,628
798		Series 2004-AR7, Class 2A2, FRN, 4.94%, 02/25/35	784
2,106		MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	2,051
		MASTR Alternative Loans Trust
743		Series 2003-9, Class 8A1, 6.00%, 01/25/34	746
1,022		Series 2004-10, Class 1A1, 4.50%, 09/25/19	985
372		Series 2004-7 30, PO, 08/25/34	277
		MASTR Asset Securitization Trust
752		Series 2003-4, Class 2A2, 5.00%, 05/25/18	746
672		Series 2004-8, PO, 08/25/19	504
2,321		MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 05/28/35 (e)	1,643
21		Merrill Lynch Mortgage Trust Series 2005-MCP1, Class ASB, 7.43%, 08/01/24	21
		Morgan Stanley Mortgage Trust
—	(h)	Series 35, Class 2, IF, HB, 8,719.20%, 04/20/21	3
—	(h)	Series 37, Class 2, IF, IO, HB, 8,420.16%, 07/20/21	1
811		MortgageIT Trust Series 2005-1, Class 1A1, FRN, 4.90%, 02/25/35	814
		Nomura Asset Acceptance Corp.
1,125		Series 2003-A1, Class A1, 5.50%, 05/25/33	1,117
1,129		Series 2003-A1, Class A2, 6.00%, 05/25/33	1,128
206		Series 2003-A1, Class A5, 7.00%, 04/25/33	206
943		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	949
1		Paine Webber CMO Trust Series H, Class 4, 8.75%, 04/01/18	1
		Residential Accredit Loans, Inc.
1,400		Series 2002-QS16, Class A3, IF, 7.04%, 10/25/17	1,295
6,727		Series 2002-QS8, Class A5, 6.25%, 06/25/17	6,724
2,148		Series 2003-QS14, Class A1, 5.00%, 07/25/18	2,107
1,516		Series 2003-QS3, Class A2, IF, 6.42%, 02/25/18	1,473
2,859		Series 2003-QS3, Class A8, IF, IO, 3.02%, 02/25/18	193
5,880		Series 2003-QS9, Class A3, IF, IO, 2.97%, 05/25/18	453
798		Series 2004-QS8, Class A2, 5.00%, 06/25/34	778
		Residential Funding Mortgage Securities I
798		Series 2003-S12, Class 4A5, 4.50%, 12/25/32	749
2,622		Series 2003-S7, Class A17, 4.00%, 05/25/33	2,503
2,230		Series 2005-SA4, Class 1A1, VAR, 5.01%, 09/25/35	2,214
30		Rural Housing Trust Series 1987-1, Class 3B, 7.33%, 04/01/26	30
377		Salomon Brothers Mortgage Securities VII Series 2003-UP2, Class 1, PO, 12/25/18	312
220		Structured Mortage Asset Residential Trust Series 1993-2A, Class AE, 7.60%, 03/25/09	223
1,000		Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB7, 5.50%, 06/25/35	975
486		Washington Mutual Mortgage Securities Corp. Series 2003-MS7, Class P, PO, 03/25/33	363
		Washington Mutual, Inc.
1,196		Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	1,140
455		Series 2003-S10, Class A6, PO, 10/25/18	325
909		Series 2004-S3, Class 2A3, FRN, 6.24%, 07/25/34	838

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   77

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Wells Fargo Mortgage Backed Securities Trust
776	Series 2003-11 1A, PO, 10/25/18	553
1,595	Series 2003-13, Class A7, 4.50%, 11/25/18	1,496
702	Series 2003-17, Class 2A4, 5.50%, 01/25/34	681
1,311	Series 2004-7, Class 2A2, 5.00%, 07/25/19	1,288
4,360	Series 2004-BB, Class A4, FRN, 4.57%, 01/25/35	4,285
1,284	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	1,249
1,994	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	1,906
		89,879
	Total Collateralized Mortgage Obligations (Cost $605,483)	593,365
	Commercial Mortgage Backed Securities — 1.1%
2,200	Banc of America Commercial Mortgage, Inc. Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	2,186
	Bear Stearns Commercial Mortgage Securities
320	Series 2000-WF1, Class A1, 7.64%, 02/15/32	331
945	Series 2004-T16, Class A2, 3.70%, 02/13/46	916
1,100	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	1,070
3,190	Equitable Life Assurance Society of the U.S. (The) Series 174, Class A1, 7.24%, 05/15/09 (e)	3,205
1,576	Merrill Lynch Mortgage Investors, Inc. Series 1997-C2, Class A2, 6.54%, 12/10/29	1,604
1,850	Merrill Lynch Mortgage Trust Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	1,833
3,190	Wachovia Bank Commercial Mortgage Trust Series 2004-C15, Class A2, 4.04%, 10/15/41	3,066
	Total Commercial Mortgage Backed Securities (Cost $14,431)	14,211
	Corporate Bonds — 21.0%
	Aerospace & Defense — 0.2%
1,100	Northrop Grumman Corp.
	7.13%, 02/15/11	1,184
1,010	Systems 2001 AT LLC
	7.16%, 12/15/11 (e)	1,049
		2,233
	Air Freight & Logistics — 0.3%
3,274	FedEx Corp.
	6.72%, 01/15/22	3,536
	Airlines — 0.4%
419	American Airlines, Inc. Series 1999-1, 7.02%, 10/15/09 (c)	435
	Continental Airlines, Inc.
198	Series 1999-2, Class A1, 7.26%, 03/15/20	205
798	Series 1999-2, Class A2, 7.06%, 09/15/09 (c)	811
776	Delta Air Lines, Inc.
	6.62%, 03/18/11 (c) (d)	780
	Southwest Airlines Co.
344	Series 2001-1, 5.10%, 11/01/07	344
1,296	Series 2001-1, 5.50%, 11/01/06 (c)	1,299
1,868	United AirLines, Inc.
	6.07%, 03/01/13 (c)	1,858
		5,732
	Automobiles — 0.8%
	DaimlerChrysler NA Holding Corp.
1,595	4.75%, 01/15/08	1,575
2,791	7.20%, 09/01/09	2,933
	Ford Motor Credit Co.
690	5.80%, 01/12/09	620
3,400	7.38%, 10/28/09 (c)	3,141
2,250	7.88%, 06/15/10	2,081
798	Toyota Motor Credit Corp.
	2.88%, 08/01/08	759
		11,109
	Capital Markets — 3.5%
4,785	Bear Stearns Cos., Inc. (The)
	3.25%, 03/25/09	4,525
	Credit Suisse First Boston USA, Inc.
439	4.70%, 06/01/09	433
1,595	5.50%, 08/15/13	1,611
6,460	6.13%, 11/15/11	6,710
	Goldman Sachs Group, Inc.
1,061	3.88%, 01/15/09	1,026
798	4.75%, 07/15/13	767
1,675	5.25%, 10/15/13	1,659
1,914	6.60%, 01/15/12	2,034
4,387	6.88%, 01/15/11	4,681
399	7.35%, 10/01/09	426
	Lehman Brothers Holdings, Inc.
798	4.00%, 01/22/08 (c)	782
900	4.80%, 03/13/14 (c)	870
1,795	6.63%, 01/18/12	1,916

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Merrill Lynch & Co., Inc.
1,595	3.70%, 04/21/08 (c)	1,554
700	5.00%, 01/15/15	683
798	5.45%, 07/15/14	804
798	Series B, 3.13%, 07/15/08	770
1,196	Series C, 4.13%, 01/15/09	1,166
	Morgan Stanley
957	4.25%, 05/15/10 (c)	919
578	4.75%, 04/01/14	551
4,466	6.60%, 04/01/12	4,742
4,885	6.75%, 04/15/11	5,203
2,393	State Street Corp.
	7.65%, 06/15/10	2,611
		46,443
	Chemicals — 0.1%
1,196	Dow Chemical Co. (The)
	6.13%, 02/01/11 (c)	1,241
	Commercial Banks — 3.1%
	Bank of America Corp.
2,393	3.88%, 01/15/08	2,342
500	5.25%, 12/01/15	498
1,595	7.40%, 01/15/11	1,739
6,580	7.80%, 02/15/10	7,183
598	Branch Banking & Trust Co. Wilson North Carolina
	4.88%, 01/15/13	587
3,988	First Bank NA
	6.50%, 02/01/08	4,096
3,988	Firstar Bank NA
	7.13%, 12/01/09	4,245
1,595	Keycorp Series G, 4.70%, 05/21/09	1,575
1,595	Marshall & Ilsley Corp. Series E, 5.75%, 09/01/06	1,600
917	Mellon Funding Corp.
	3.25%, 04/01/09	872
	Popular North America, Inc.
798	4.25%, 04/01/08	780
798	6.13%, 10/15/06	802
1,495	Royal Bank of Canada (Canada)
	3.88%, 05/04/09	1,443
901	Suntrust Bank
	6.38%, 04/01/11	945
815	Textron Financial Corp.
	5.13%, 02/03/11	810
798	Wachovia Bank NA
	7.80%, 08/18/10	879
	Wachovia Corp.
2,791	3.50%, 08/15/08	2,684
2,712	3.63%, 02/17/09	2,599
2,784	Wells Fargo & Co.
	3.13%, 04/01/09	2,626
	Wells Fargo Bank NA
319	6.45%, 02/01/11 (c)	337
2,472	7.55%, 06/21/10	2,703
		41,345
	Commercial Services & Supplies — 0.1%
1,117	PHH Corp.
	7.13%, 03/01/13	1,175
	Computers & Peripherals — 0.1%
1,117	International Business Machines Corp.
	5.39%, 01/22/09	1,123
	Consumer Finance — 1.6%
1,595	American Express Credit Corp.
	3.00%, 05/16/08	1,526
	American General Finance Corp.
518	Series H, 4.50%, 11/15/07	513
359	Series H, 5.38%, 10/01/12	357
279	Capital One Bank
	5.75%, 09/15/10	284
	General Motors Acceptance Corp.
1,200	6.13%, 09/15/06 (c)	1,186
2,700	7.25%, 03/02/11 (c)	2,467
	HSBC Finance Corp.
798	4.75%, 05/15/09 (c)	787
5,583	5.88%, 02/01/09	5,682
798	6.38%, 11/27/12	840
798	6.50%, 11/15/08	824
1,783	6.75%, 05/15/11	1,895
1,196	7.20%, 07/15/06	1,205
2,752	8.00%, 07/15/10	3,030
1,037	SLM Corp. Series A, 5.38%, 01/15/13	1,033
		21,629
	Diversified Financial Services — 3.1%
4,367	Associates Corp. of N. America
	8.15%, 08/01/09	4,765
320	Caterpillar Financial Services Corp.
	3.45%, 01/15/09	305

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   79

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
650	CIT Group, Inc.
	7.75%, 04/02/12	727
	Citigroup, Inc.
479	3.50%, 02/01/08 (c)	465
798	4.25%, 07/29/09	777
500	4.70%, 05/29/15 (c)	479
1,994	5.63%, 08/27/12	2,036
319	6.20%, 03/15/09	328
	General Electric Capital Corp.
798	Series A, 2.80%, 01/15/07 (c)	783
1,795	Series A, 3.50%, 05/01/08 (c)	1,739
1,675	Series A, 4.25%, 01/15/08 (c)	1,650
1,396	Series A, 4.63%, 09/15/09	1,373
2,791	Series A, 5.38%, 03/15/07	2,799
4,103	Series A, 5.88%, 02/15/12 (c)	4,240
4,785	Series A, 6.00%, 06/15/12	4,983
2,034	Series A, 6.13%, 02/22/11 (c)	2,115
212	Series A, 7.88%, 12/01/06	216
	International Lease Finance Corp.
698	4.50%, 05/01/08	688
598	5.88%, 05/01/13 (c)	611
957	John Hancock Global Funding II
	7.90%, 07/02/10 (c) (e)	1,063
	National Rural Utilities Cooperative Finance Corp.
6,724	6.00%, 05/15/06	6,737
823	7.30%, 09/15/06	833
798	Washington Mutual Financial Corp.
	6.88%, 05/15/11	855
		40,567
	Diversified Telecommunication Services — 1.9%
558	Ameritech Capital Funding
	6.15%, 01/15/08	565
500	BellSouth Corp.
	5.20%, 09/15/14 (c)	493
830	Bellsouth Telecommunications
	6.30%, 12/15/15	852
3,270	British Telecommunications plc (United Kingdom)
	8.37%, 12/15/10	3,678
2,313	France Telecom S.A. (France)
	7.75%, 03/01/11	2,550
694	New York Telephone Co.
	6.00%, 04/15/08	698
2,233	Nynex Capital Funding Co. Series B, SUB, 8.23%, 10/15/09	2,416
225	Nynex Corp.
	9.55%, 05/01/10	240
	Sprint Capital Corp.
4,267	6.00%, 01/15/07	4,296
319	7.63%, 01/30/11	349
718	8.38%, 03/15/12	825
1,117	TELUS Corp. (Canada)
	8.00%, 06/01/11	1,246
798	Verizon Florida, Inc. Series F, 6.13%, 01/15/13	806
4,187	Verizon Global Funding Corp.
	7.25%, 12/01/10	4,509
1,595	Verizon Virginia, Inc. Series A, 4.63%, 03/15/13	1,484
		25,007
	Electric Utilities — 0.6%
319	Alabama Power Co.
	4.70%, 12/01/10	312
265	American Electric Power Co., Inc. Series A, 6.13%, 05/15/06	266
917	Carolina Power & Light Co.
	5.13%, 09/15/13	904
2,153	Constellation Energy Group, Inc.
	6.35%, 04/01/07	2,178
1,276	Dominion Resources, Inc. Series B, 6.25%, 06/30/12 (c)	1,322
798	DTE Energy Co. Series A, 6.65%, 04/15/09	824
1,595	Exelon Generation Co., LLC
	6.95%, 06/15/11	1,700
222	Kiowa Power Partners LLC
	4.81%, 12/30/13 (e)	213
60	Virginia Electric & Power Co. Series A, 5.38%, 02/01/07	60
		7,779
	Food & Staples Retailing — 0.1%
1,196	Kroger Co. (The)
	8.05%, 02/01/10	1,297
	Gas Utilities — 0.1%
3,230	Enron Corp.
	6.75%, 07/01/05 (d) (f) (i)	—	(h)
638	KeySpan Gas East Corp.
	7.88%, 02/01/10	695

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — Continued
1,037	Southern California Gas Co.
	4.80%, 10/01/12	1,012
		1,707
	Hotels, Restaurants & Leisure — 0.0% (g)
319	Harrah’s Operating Co., Inc.
	8.00%, 02/01/11	350
	Independent Power Producers & Energy Traders — 0.3%
	Duke Energy Corp.
1,795	4.20%, 10/01/08 (c)	1,747
1,595	5.63%, 11/30/12 (c)	1,619
		3,366
	Industrial Conglomerates — 0.3%
1,795	Honeywell International, Inc.
	5.13%, 11/01/06	1,794
	Tyco International Group S.A. (Bermuda)
598	6.38%, 10/15/11	620
997	6.75%, 02/15/11	1,046
		3,460
	Insurance — 2.0%
1,515	American International Group, Inc.
	4.25%, 05/15/13 (c)	1,422
	ASIF Global Financing
1,795	3.90%, 10/22/08 (e)	1,737
2,393	4.90%, 01/17/13 (e)	2,340
1,595	Jackson National Life Global Funding
	6.13%, 05/30/12 (e)	1,670
957	John Hancock Global Funding II
	3.50%, 01/30/09 (e)	914
	MassMutual Global Funding II
1,300	3.25%, 06/15/07 (e)	1,264
1,595	3.50%, 03/15/10 (e)	1,493
873	Metropolitan Life Global Funding I
	5.20%, 09/18/13 (e)	872
1,196	MGIC Investment Corp.
	6.00%, 03/15/07	1,200
1,755	Monumental Global Funding II
	4.38%, 07/30/09 (e)	1,708
1,276	Monumental Global Funding III
	5.20%, 01/30/07 (e)	1,273
479	Nationwide Financial Services
	6.25%, 11/15/11	498
	New York Life Global Funding
877	3.88%, 01/15/09 (e)	847
1,994	5.38%, 09/15/13 (e)	2,023
917	Pacific Life Global Funding
	3.75%, 01/15/09 (e)	892
	Principal Life Global Funding I
798	2.80%, 06/26/08 (e)	758
239	6.13%, 03/01/06 (e)	239
3,015	6.25%, 02/15/12 (e)	3,157
	Protective Life Secured Trust
853	4.00%, 10/07/09	824
1,595	4.00%, 04/01/11	1,504
299	XL Capital Ltd. (Cayman Islands)
	5.25%, 09/15/14	288
		26,923
	Media — 0.7%
418	Comcast Cable Communications Holdings, Inc.
	8.38%, 03/15/13	479
479	Comcast Corp.
	5.50%, 03/15/11	478
718	Cox Communications, Inc.
	7.75%, 11/01/10	773
	Time Warner Cos., Inc.
1,117	7.48%, 01/15/08	1,157
1,695	8.18%, 08/15/07	1,763
2,951	TCI Communications, Inc.
	9.80%, 02/01/12	3,519
877	Time Warner Entertainment Co. LP
	10.15%, 05/01/12	1,062
		9,231
	Multi-Utilities — 0.1%
869	PSEG Power LLC
	7.75%, 04/15/11	955
	Oil, Gas & Consumable Fuels — 0.2%
1,874	ConocoPhillips
	8.75%, 05/25/10	2,126
435	Ras Laffan Liquefied Natural Gas Co., Ltd. (Qatar)
	7.63%, 09/15/06 (e)	437
		2,563
	Paper & Forest Products — 0.2%
	International Paper Co.
1,316	4.00%, 04/01/10 (c)	1,240
514	4.25%, 01/15/09 (c)	497

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   81

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Paper & Forest Products — Continued
558		Union Camp Corp.
		6.50%, 11/15/07	568
		Weyerhaeuser Co.
109		6.13%, 03/15/07	110
160		6.75%, 03/15/12	169
			2,584
		Real Estate — 0.2%
2,193		EOP Operating LP
		6.75%, 02/15/12	2,309
319		ERP Operating LP
		4.75%, 06/15/09	314
			2,623
		Road & Rail — 0.1%
		Burlington Northern Santa Fe Corp.
785		6.13%, 03/15/09	806
798		7.13%, 12/15/10	861
			1,667
		Thrifts & Mortgage Finance — 0.7%
		Countrywide Home Loans, Inc.
917		3.25%, 05/21/08	879
997		Series E, 7.20%, 10/30/06	1,009
3,190		Series L, 4.00%, 03/22/11	2,984
		Washington Mutual Bank FA
299		5.65%, 08/15/14	301
1,196		6.88%, 06/15/11	1,281
1,085		Washington Mutual, Inc.
		4.20%, 01/15/10	1,045
1,196		World Savings Bank FSB
		4.50%, 06/15/09 (c)	1,171
			8,670
		Wireless Telecommunication Services — 0.2%
		New Cingular Wireless Services, Inc.
598		7.50%, 05/01/07	614
1,436		7.88%, 03/01/11	1,592
			2,206
		Total Corporate Bonds (Cost $278,841)	276,521
		Foreign Government Securities — 0.4%
		Mexico Government International Bond (Mexico)
1,475		4.63%, 10/08/08	1,457
1,093		6.38%, 01/16/13	1,150
850		6.63%, 03/03/15 (c)	922
2,393		Province of Quebec (Canada)
		5.75%, 02/15/09	2,444
		Total Foreign Government Securities (Cost $5,839)	5,973
		Mortgage Pass-Through Securities — 3.6%
		Federal Home Loan Mortgage Corp. Gold Pools
2,601		4.00%, 05/01/14 - 08/01/18	2,484
917		4.50%, 10/01/18	890
311		5.50%, 06/01/17	312
1,933		6.00%, 04/01/18 – 01/01/34	1,957
967		6.50%, 12/01/13 – 11/01/22	995
421		7.00%, 08/01/10 – 04/01/26	435
126		7.00%, 09/01/10 (m)	130
692		7.50%, 08/01/08 – 08/01/25	713
150		8.00%, 07/01/20 – 11/01/24	161
534		8.50%, 01/01/10 – 07/01/28	572
		Federal Home Loan Mortgage Corp. Conventional Pools
1,908		5.50%, 07/01/35	1,896
—	(h)	8.00%, 04/01/07	—	(h)
89		12.00%, 08/01/15 – 07/01/19	96
76		ARM,5.50%, 07/01/26	78
659		ARM,5.71%, 01/01/27	674
		Federal National Mortgage Association Various Pools
3,661		4.00%, 09/01/13 – 07/01/18	3,502
1681		4.50%, 11/01/14 – 03/01/19	1,641
1055		5.00%, 12/01/16 – 06/01/18	1,044
4,221		5.50%, 04/01/33 – 12/01/33	4,192
2,376		6.00%, 12/01/32 – 09/01/33	2,402
4,401		6.50%, 12/01/10 – 08/01/31	4,533
679		7.00%, 01/01/07 – 08/01/32	704
715		7.50%, 10/01/12 – 05/01/25	749
1,398		8.00%, 11/01/12 – 11/01/28	1,485
585		8.50%, 07/01/24 – 02/01/30	631
389		9.00%, 09/01/19 – 12/01/30	424
106		9.50%, 12/01/18	117
42		10.00%, 02/01/24	47
65		12.50%, 01/01/16	71
243		ARM, 4.41%, 09/01/27	243
261		ARM, 4.67%, 03/01/29	263
2,348		ARM, 4.87%, 01/01/35	2,327
30		ARM, 5.16%, 08/01/19	30
106		ARM, 5.37%, 03/01/19	107
33		ARM, 5.85%, 06/01/26	34

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association Various Pools
2,852	6.00%, 10/15/17 – 11/15/28	2,915
2,267	6.50%, 07/15/09 – 02/15/33	2,363
2,385	7.00%, 08/15/23 – 06/15/33	2,496
966	7.50%, 06/15/06 – 06/15/32	1,013
1,409	8.00%, 05/15/09 – 10/20/28	1,506
397	8.50%, 04/15/06 – 05/20/25	429
168	9.00%, 01/15/09 – 11/15/24	180
333	9.50%, 10/15/09 – 12/15/25	368
144	12.00%, 11/15/19	162
	Total Mortgage Pass-Through Securities (Cost $46,834)	47,371
	Supranational — 0.0% (g)
160	Corp. Andina de Fomento
	5.20%, 05/21/13	158
80	Inter-American Development Bank
	8.40%, 09/01/09	88
	Total Supranational (Cost $241)	246
	U.S. Government Agency Securities — 1.6%
	Federal Home Loan Bank System
300	4.25%, 04/16/07	298
6,619	4.72%, 09/20/12	6,441
798	6.21%, 06/02/09	830
	Federal Home Loan Mortgage Corp.
387	6.88%, 09/15/10	417
682	7.20%, 07/18/06	688
1,157	4.13%, 07/12/10 (c)	1,121
814	Federal Housing Authority
	7.43%, 01/01/22	814
	Federal National Mortgage Association
1,994	5.25%, 01/15/09	2,011
957	6.13%, 03/15/12	1,015
2,672	6.25%, 02/01/11	2,792
500	6.63%, 09/15/09	527
3,190	5.50%, 03/15/11 (c)	3,264
479	6.63%, 11/15/10 (c)	513
	Total U.S. Government Agency Securities (Cost $21,013)	20,731
	U.S. Treasury Obligations — 20.0%
	U.S. Treasury Bonds
1,595	9.88%, 11/15/15 (m)	2,244
23,927	11.75%, 11/15/14 (m)	29,652
41,314	12.00%, 08/15/13 (m)	48,295
5,742	12.50%, 08/15/14 (m)	7,174
33,546	10.38%, 11/15/12 (c) (m)	36,624
	U.S. Treasury Inflation Indexed Bonds
8,769	4.25%, 01/15/10	9,550
1,327	3.38%, 01/15/07 (c)	1,348
	U.S. Treasury Notes
2,500	3.63%, 07/15/09	2,420
1,715	6.13%, 08/15/07	1,749
11,565	6.50%, 02/15/10 (m)	12,331
2,484	5.75%, 08/15/10 (c)	2,596
1,316	6.50%, 10/15/06 (c)	1,330
750	5.63%, 05/15/08 (c)	765
	U.S. Treasury STRIPS
3,450	PO, 08/15/11	2,695
2,393	PO, 02/15/09	2,088
5,982	PO, 11/15/09	5,025
239	PO, 02/15/12	183
399	PO, 08/15/12	298
2,596	PO, 08/15/13 (m)	1,843
11,773	PO, 02/15/14 (m)	8,148
6,684	PO, 05/15/14 (m)	4,573
15,798	PO, 08/15/14 (m)	10,675
9,437	PO, 11/15/14 (m)	6,303
18,889	PO, 02/15/16	11,953
3,478	PO, 05/15/16	2,167
1,595	PO, 08/15/16	982
4,785	PO, 05/15/08 (c)	4,324
10,049	PO, 05/15/09 (c)	8,669
1,994	PO, 02/15/10 (c)	1,666
10,348	PO, 02/15/11 (c)	8,268
14,755	PO, 05/15/12 (c)	11,194
5,910	PO, 11/15/12 (c)	4,357
798	PO, 11/15/13 (c)	560
498	PO, 08/15/15 (c)	322
7,976	PO, 02/15/13 (c)	5,805
8,048	PO, 11/15/15 (c)	5,142
	Total U.S. Treasury Obligations (Cost $270,992)	263,318
	Total Long-Term Investments (Cost $1,279,492)	1,257,902

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   83

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 4.3%
	Investment Company — 4.3%
57,325	JPMorgan Liquid Assets Money Market Fund (b)	57,325
	Total Short-Term Investments (Cost $57,325)

PRINCIPAL AMOUNT($)
	Investments of Cash Collateral for Securities Loaned — 7.6%
	Asset Backed Securities — 0.2%
3,000	MABS, Series 2006-NC1, Class A1 FRN, 4.65%, 02/25/08	3,000
	Certificates of Deposits — 0.8%
4,998	Bank of New York FRN, 4.72%, 05/02/08	4,998
5,000	Canadian Imperial Bank NY FRN, 4.63%, 04/02/07	5,000
		9,998
	Commercial Paper — 0.2%
3,200	Morgan Stanley FRN, 4.64%, 04/17/06	3,200
	Corporate Notes — 2.3%
5,000	Bank of America FRN, 4.56%, 11/07/06	5,000
4,500	Beta Finance, Inc. FRN, 4.62%, 01/15/08	4,500
4,200	CDC Financial Products Inc. FRN, 4.66%, 03/31/06	4,200
2,000	Citigroup Global Markets, Inc. FRN, 4.63%, 03/07/06	2,000
4,000	Dorada Finance Inc. FRN, 4.62%, 01/14/08	4,000
1,000	Links Finance LLC FRN, 4.61%, 10/06/06	1,000
1,999	Sigma Finance, Inc. FRN, 4.64%, 02/27/08	1,999
7,500	World Savings Bank FSB FRN, 4.63%, 06/20/08	7,500
		30,199

	Repurchase Agreements — 4.1%
6,090	Banc of America Securities LLC, 4.57%, dated 2/28/06, due 03/01/06, repurchase price $6,091 collateralized by U.S. Government Agency Mortgages	6,090
5,000	Barclays Capital, 4.59%, dated 2/28/06, due 03/01/06, repurchase price $5,001 collateralized by U.S. Government Agency Mortgages	5,000
13,500	Citigroup Global Markets, Inc., 4.61%, dated 2/28/06, due 03/01/06, repurchase price $13,502 collateralized by Asset Backed Securities	13,500
17,500	Greenwich Capital, 4.63%, dated 2/28/06, due 03/01/06, repurchase price $17,502 collateralized by Asset Backed Securities	17,500
12,500	UBS Securities LLC, 4.57%, dated 2/28/06, due 03/01/06, repurchase price $12,502 collateralized by U.S. Government Agency Mortgages	12,500
		54,590
	Total Investments of Cash Collateral for Securities Loaned (Cost $100,987)	100,987
	Total Investments — 107.3% (Cost $1,437,804)	1,416,214
	Liabilities in Excess of Other Assets — (7.3)%	(96,770)
	NET ASSETS — 100.0%	1,319,444

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.9%
		Asset Backed Securities — 0.6%
6,975		Countrywide Asset-Backed Certificates Series 2004-AB2, Class A2, FRN, 4.85%, 05/25/36	6,984
224		Residential Asset Mortgage Products, Inc. Series 2001-RS3, Class AI4, SUB, 6.29%, 10/25/31	224
		Total Asset Backed Securities (Cost $7,199)	7,208
		Collateralized Mortgage Obligations — 69.7%
		Agency CMO — 43.4%
		Federal Home Loan Mortgage Corp.
9		Series 1, Class B, IO, 8.00%, 10/15/18	2
183		Series 11, Class D, 9.50%, 07/15/19	183
5		Series 16, Class B, IO, 10.00%, 06/01/20	1
63		Series 22, Class C, 9.50%, 04/15/20	63
84		Series 23, Class F, 9.60%, 04/15/20	84
70		Series 30, Class D, 9.50%, 02/15/20	74
2		Series 41, Class I, HB, 84.00%, 05/15/20	2
53		Series 47, Class F, 10.00%, 06/15/20	53
504		Series 77, Class H, 8.50%, 09/15/20	503
12		Series 81, Class A, 8.13%, 11/15/20	12
33		Series 84, Class F, 9.20%, 10/15/20	35
34		Series 99, Class Z, 9.50%, 01/15/21	34
46		Series 134, Class B, IO, 9.00%, 04/01/22	10
—	(h)	Series 180, Class J, IO, HB, 1,010.00%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, IO, HB, 1,009.50%, 08/15/21	—	(h)
—	(h)	Series 189, Class K, IO, HB, 1,009.50%, 10/15/21	—	(h)
1		Series 204, Class E, IF, IO, 967.68%, 05/15/23	3
—	(h)	Series 1045, Class G, IO, HB, 1,066.21%, 02/15/21	—	(h)
15		Series 1065, Class J, 9.00%, 04/15/21	15
—	(h)	Series 1072, Class A, IO, HB, 1,008.50%, 05/15/06	—	(h)
51		Series 1079, Class S, IF, 18.27%, 05/15/21	51
—	(h)	Series 1082, Class D, IO, HB, 1,007.78%, 05/15/21	—	(h)
44		Series 1084, Class F, FRN, 5.57%, 05/15/21	44
31		Series 1084, Class S, IF, 24.41%, 05/15/21	32
—	(h)	Series 1098, Class M, IO, HB, 1,008.00%, 06/15/06	—	(h)
41		Series 1133, Class H, 7.00%, 09/15/21	41
55		Series 1144, Class KB, 8.50%, 09/15/21	55
—	(h)	Series 1172, Class L, IO, VAR, HB, 1,181.25%, 11/15/21	6
101		Series 1179, Class H, 7.50%, 11/15/21	101
2		Series 1196, Class B, IF, IO, HB, 628.32%, 01/15/22	3
16		Series 1205, Class G, 7.00%, 03/15/07	16
208		Series 1246, Class J, 7.50%, 05/15/07	208
152		Series 1254, Class N, 8.00%, 04/15/22	152
803		Series 1263, Class H, 7.50%, 05/15/07 (m)	803
—	(h)	Series 1298, Class L, IO, HB, 981.87%, 06/15/07	—	(h)
205		Series 1343, Class LA, 8.00%, 08/15/22	209
103		Series 1343, Class LB, 7.50%, 08/15/22	104
379		Series 1374, Class Z, 7.00%, 10/15/22	383
108		Series 1395, Class G, 6.00%, 10/15/22	108
1,033		Series 1401, Class J, 7.00%, 10/15/22	1,042
100		Series 1404, Class FA, 4.50%, 11/15/07	99
36		Series 1465, Class SA, IF, IO, 4.38%, 02/15/08	1
1,271		Series 1466, Class PZ, 7.50%, 02/15/23	1,302
37		Series 1470, Class F, FRN, 4.30%, 02/15/23	37
72		Series 1492, Class VC, 8.00%, 09/15/11	72
39		Series 1505, Class QB, IF, 9.97%, 05/15/23	42
16		Series 1506, Class F, FRN, 4.95%, 05/15/08	16
1,721		Series 1512, Class J, 6.50%, 05/15/08	1,729
548		Series 1513, Class N, 6.50%, 05/15/08	551
394		Series 1518, Class G, IF, 4.41%, 05/15/23	377
333		Series 1526, Class L, 6.50%, 06/15/23	341
86		Series 1539, Class PL, 6.50%, 05/15/08	86
29		Series 1540, Class IA, 7.00%, 06/15/13	30
453		Series 1541, Class O, FRN, 3.85%, 07/15/23	441
2,269		Series 1543, Class VM, 6.90%, 04/15/23	2,332
272		Series 1544, Class J, IF, 7.91%, 07/15/08	272
66		Series 1549, Class K, 8.50%, 07/15/08	67
964		Series 1560, Class PN, 7.00%, 12/15/12	978
101		Series 1570, Class F, FRN, 4.80%, 08/15/23	101
251		Series 1570, Class SA, IF, 14.80%, 08/15/23	274
1,074		Series 1578, Class K, 6.90%, 09/15/23	1,108
122		Series 1578, Class V, IO, 7.00%, 09/15/23	23
2,352		Series 1591, Class PV, 6.25%, 10/15/23	2,394
875		Series 1596, Class D, 6.50%, 10/15/13	894
22		Series 1602, Class SA, IF, 7.72%, 10/15/23	22
78		Series 1606, Class M, FRN, 4.29%, 11/15/08	77
250		Series 1606, Class SC, IF, 13.05%, 11/15/08	267
754		Series 1609, Class L, IF, 7.31%, 11/15/23	753
608		Series 1611, Class JA, FRN, 5.88%, 08/15/23	617
59		Series 1625, Class SG, IF, 9.37%, 12/15/08	60
28		Series 1625, Class SH, IF, 8.50%, 12/15/08	28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   85

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
3,329	Series 1628, Class LZ, 6.50%, 12/15/23	3,410
1,000	Series 1638, Class H, 6.50%, 12/15/23	1,043
1,513	Series 1644, Class K, 6.75%, 12/15/23	1,577
572	Series 1647, Class PK, 6.50%, 12/15/08	577
337	Series 1649, Class S, IF, 11.27%, 12/15/08	352
6	Series 1671, Class QC, IF, 10.00%, 02/15/24	7
1,519	Series 1677, Class Z, 7.50%, 07/15/23	1,572
14	Series 1686, Class SH, FRN, 8.83%, 02/15/24	15
53	Series 1688, Class W, 7.25%, 03/15/14	57
102	Series 1689, Class SD, IF, 9.67%, 10/15/23	106
756	Series 1695, Class EB, 7.00%, 03/15/24	793
125	Series 1698, Class SC, IF, 9.86%, 03/15/09	132
166	Series 1699, Class FC, FRN, 5.23%, 03/15/24	167
244	Series 1745, Class D, 7.50%, 08/15/24	244
591	Series 1798, Class F, 5.00%, 05/15/23	578
310	Series 1807, Class A, 6.00%, 11/15/08	312
41	Series 1807, Class G, 9.00%, 10/15/20	43
9,389	Series 1813, Class J, IF, IO, 1.50%, 11/15/23	373
1,100	Series 1829, Class ZB, 6.50%, 03/15/26	1,127
77	Series 1844, Class E, 6.50%, 10/15/13	77
1,992	Series 1863, Class Z, 6.50%, 07/15/26	2,028
6	Series 1865, Class D, PO, 02/15/24	5
511	Series 1899, Class ZE, 8.00%, 09/15/26	534
116	Series 1900, Class T, PO, 08/15/08	113
516	Series 1963, Class Z, 7.50%, 01/15/27	530
137	Series 1985, Class PR, IO, 8.00%, 07/15/27	26
223	Series 1987, Class PE, 7.50%, 09/15/27	228
273	Series 2025, Class PE, 6.30%, 01/15/13	278
112	Series 2033, Class SN, IF, IO, 16.63%, 03/15/24	29
151	Series 2038, Class PN, IO, 7.00%, 03/15/28	27
756	Series 2040, Class PE, 7.50%, 03/15/28	789
180	Series 2042, Class T, 7.00%, 03/15/28	181
1,131	Series 2055, Class OE, 6.50%, 05/15/13	1,157
574	Series 2060, Class Z, 6.50%, 05/15/28	583
1,586	Series 2061, Class DC, IO, 6.50%, 06/15/28	309
3,509	Series 2075, Class PH, 6.50%, 08/15/28	3,592
1,032	Series 2086, Class GB, 6.00%, 09/15/28	1,043
227	Series 2089, Class PJ, IO, 7.00%, 10/15/28	46
3,666	Series 2102, Class TC, 6.00%, 12/15/13 (m)	3,730
2,392	Series 2102, Class TU, 6.00%, 12/15/13 (m)	2,433
2,145	Series 2111, Class SB, IF, IO, 2.93%, 01/15/29	127
2,188	Series 2115, Class PE, 6.00%, 01/15/14	2,226
1,078	Series 2125, Class JZ, 6.00%, 02/15/29	1,090
141	Series 2132, Class PD, 6.00%, 11/15/27	142
379	Series 2132, Class SB, IF, 10.75%, 03/15/29	408
565	Series 2132, Class ZL, 6.50%, 03/15/29	581
61	Series 2135, Class UK, IO, 6.50%, 03/15/14	9
52	Series 2141, Class IO, IO, 7.00%, 04/15/29	11
148	Series 2161, Class PG, 6.00%, 04/15/28	149
176	Series 2163, Class PC, IO, 7.50%, 06/15/29	36
403	Series 2178, Class PB, 7.00%, 08/15/29	414
320	Series 2189, Class SA, IF, 8.51%, 02/15/28	329
644	Series 2201, Class C, 8.00%, 11/15/29	672
1,828	Series 2209, Class TC, 8.00%, 01/15/30	1,936
760	Series 2210, Class Z, 8.00%, 01/15/30	794
342	Series 2224, Class CB, 8.00%, 03/15/30	353
252	Series 2247, Class Z, 7.50%, 08/15/30	254
353	Series 2254, Class Z, 9.00%, 09/15/30	373
1,097	Series 2256, Class MC,7.25%, 09/15/30	1,120
1,711	Series 2259, Class ZM, 7.00%, 10/15/30	1,771
1,770	Series 2271, Class PC, 7.25%, 12/15/30	1,815
756	Series 2283, Class K, 6.50%, 12/15/23	789
610	Series 2296, Class PD, 7.00%, 03/15/31	625
37	Series 2299, Class G, 7.00%, 05/15/14 (m)	37
1,167	Series 2303, Class ZN, 8.50%, 04/15/29	1,390
250	Series 2306, Class K, PO, 05/15/24	215
624	Series 2306, Class SE, IF, IO, 6.24%, 05/15/24	83
500	Series 2312, Class KV, 6.50%, 05/15/14	501
146	Series 2317, Class VG, 6.50%, 04/15/31 (m)	146
82	Series 2322, Class VN, 6.50%, 07/15/16	82
3,161	Series 2323, Class VO, 6.00%, 10/15/22	3,191
3,900	Series 2344, Class QG, 6.00%, 08/15/16	3,972
4,354	Series 2344, Class ZD, 6.50%, 08/15/31	4,468
498	Series 2344, Class ZJ, 6.50%, 08/15/31	511
393	Series 2345, Class NE, 6.50%, 08/15/31	402
1,321	Series 2347, Class VP, 6.50%, 03/15/20	1,352
458	Series 2349, Class NW, 6.50%, 10/15/16	459
125	Series 2353, Class PC, 6.50%, 09/15/15	125
1,462	Series 2353, Class TD, 6.00%, 09/15/16	1,495
1,471	Series 2355, Class BP, 6.00%, 09/15/16	1,498
1,174	Series 2358, Class PD, 6.00%, 09/15/16	1,195
2,269	Series 2359, Class PM, 6.00%, 09/15/16	2,310
549	Series 2359, Class ZB, 8.50%, 06/15/31	636
2,756	Series 2360, Class PG, 6.00%, 09/15/16	2,799
1,230	Series 2362, Class PD, 6.50%, 06/15/20	1,244
161	Series 2362, Class PJ, 6.50%, 10/15/28	162
790	Series 2363, Class PF, 6.00%, 09/15/16	804
1,395	Series 2366, Class MD, 6.00%, 10/15/16	1,420
348	Series 2368, Class AS, IF, 9.05%, 10/15/31	363

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,056	Series 2368, Class TG, 6.00%, 10/15/16	1,076
374	Series 2372, Class F, FRN, 5.07%, 10/15/31	375
384	Series 2383, Class FD, FRN, 5.07%, 11/15/31	388
695	Series 2388, Class UZ, 8.50%, 06/15/31	748
631	Series 2389, Class VA, 6.00%, 02/15/11	638
217	Series 2391, Class QE, 5.50%, 05/15/15	217
6,428	Series 2391, Class QR, 5.50%, 12/15/16	6,471
231	Series 2391, Class QT, 5.50%, 05/15/15	230
1,891	Series 2392, Class PV, 6.00%, 12/15/20	1,913
633	Series 2394, Class MC, 6.00%, 12/15/16	645
1,513	Series 2399, Class TH, 6.50%, 01/15/32	1,558
847	Series 2410, Class HC, 5.50%, 02/15/09	844
1,165	Series 2410, Class OE, 6.38%, 02/15/32	1,188
1,480	Series 2410, Class QS, IF, 7.62%, 02/15/32	1,518
755	Series 2410, Class QX, IF, IO, 4.08%, 02/15/32	65
740	Series 2412, Class SE, IF, 6.67%, 02/15/09	736
201	Series 2419, Class V, 6.50%, 12/15/12	201
1,120	Series 2423, Class MC, 7.00%, 03/15/32	1,157
1,295	Series 2423, Class MT, 7.00%, 03/15/32	1,338
1,627	Series 2425, Class OB, 6.00%, 03/15/17	1,659
1,513	Series 2434, Class TC, 7.00%, 04/15/32	1,570
3,166	Series 2436, Class MC, 7.00%, 04/15/32	3,277
930	Series 2444, Class ES, IF, IO, 3.38%, 03/15/32	76
865	Series 2450, Class GZ, 7.00%, 05/15/32	900
1,054	Series 2450, Class SW, IF, IO, 3.43%, 03/15/32	95
446	Series 2458, Class OD, 6.00%, 04/15/16	449
2,484	Series 2458, Class QE, 5.50%, 06/15/17	2,502
1,412	Series 2460, Class VZ, 6.00%, 11/15/29	1,426
909	Series 2461, Class VB, 6.50%, 04/15/18	912
1,258	Series 2462, Class NB, 6.50%, 06/15/22	1,329
325	Series 2470, Class SL, IF, 9.00%, 01/15/27	343
2,873	Series 2474, Class SJ, IF, IO, 3.08%, 07/15/17	163
1,009	Series 2480, Class PV, 6.00%, 07/15/11	1,024
25	Series 2496, Class LD, 8.50%, 11/15/15	25
2,925	Series 2498, Class UD, 5.50%, 06/15/16	2,936
1,799	Series 2500, Class GD, 5.50%, 12/15/15	1,802
2,516	Series 2500, Class TD, 5.50%, 02/15/16	2,521
428	Series 2513, Class VA, 6.00%, 08/15/13	428
2,305	Series 2513, Class YO, PO, 02/15/32	1,971
2,269	Series 2515, Class DE, 4.00%, 03/15/32	2,096
502	Series 2517, Class SE, IF, 4.83%, 10/15/09	486
585	Series 2519, Class BT, 8.50%, 09/15/31	628
1,728	Series 2527, Class VU, 5.50%, 10/15/13	1,731
1,513	Series 2533, Class HB, 5.50%, 12/15/17	1,526
1,210	Series 2535, Class BK, 5.50%, 12/15/22	1,213
756	Series 2541, Class GX, 5.50%, 02/15/17	760
3,829	Series 2553, Class GF, 4.97%, 02/15/17	3,848
2,269	Series 2557, Class WJ, 5.00%, 07/15/14	2,261
1,506	Series 2565, Class MB, 6.00%, 05/15/30	1,525
666	Series 2571, Class SK, IF, 14.79%, 09/15/23	801
2,193	Series 2586, Class WI, IO, 6.50%, 03/15/33	451
3,469	Series 2594, Class VA, 6.00%, 03/15/14	3,516
1,205	Series 2594, Class VP, 6.00%, 02/15/14	1,220
2,078	Series 2597, Class DS, IF, IO, 2.98%, 02/15/33	141
3,316	Series 2599, Class DS, IF, IO, 2.43%, 02/15/33	190
2,842	Series 2610, Class DS, IF, IO, 2.53%, 03/15/33	167
6,726	Series 2611, Class SH, IF, IO, 3.08%, 10/15/21	436
1,513	Series 2611, Class UH, 4.50%, 05/15/18	1,430
3,403	Series 2617, Class GR, 4.50%, 05/15/18	3,224
595	Series 2624, Class IU, IO, 5.00%, 06/15/33	136
13,048	Series 2626, Class NS, IF, IO, 1.98%, 06/15/23	676
4,500	Series 2630, Class KN, 2.50%, 04/15/13	4,352
3,025	Series 2631, Class LC, 4.50%, 06/15/18	2,868
625	Series 2633, Class EO, PO, 08/15/33	430
4,434	Series 2637, Class SA, IF, IO, 1.53%, 06/15/18	146
198	Series 2638, Class IA, IO, 5.00%, 02/15/15	1
717	Series 2640, Class UG, IO, 5.00%, 01/15/32	226
1,637	Series 2640, Class UR, IO, 4.50%, 08/15/17	164
1,098	Series 2643, Class HI, IO, 4.50%, 12/15/16	113
1,429	Series 2643, Class KG, 4.00%, 05/15/18	1,421
1,731	Series 2656, Class SH, IF, 7.89%, 02/15/25	1,739
4,613	Series 2668, Class SB, IF, 3.14%, 10/15/15	4,415
1,513	Series 2672, Class ME, 5.00%, 11/15/22	1,478
763	Series 2672, Class SJ, IF, 3.09%, 09/15/16	687
9,831	Series 2675, Class CK, 4.00%, 09/15/18 (m)	8,970
1,919	Series 2682, Class YS, IF, 2.15%, 10/15/33	1,269
138	Series 2683, Class SG, IF, 6.34%, 09/15/33	133
545	Series 2683, Class VA, 5.50%, 02/15/21	548
1,966	Series 2684, Class TO, PO, 10/15/33	1,213
6,126	Series 2686, Class GB, 5.00%, 05/15/20	6,073
4,071	Series 2686, Class NS, IF, IO, 3.03%, 10/15/21	280
1,448	Series 2691, Class WS, IF, 2.15%, 10/15/33	950
762	Series 2694, Class BA, 4.00%, 06/15/31	739
2,269	Series 2702, Class PC, 5.00%, 01/15/23	2,212
835	Series 2705, Class SC, IF, 2.15%, 11/15/33	569
1,978	Series 2705, Class SD, IF, 3.12%, 11/15/33	1,481
3,781	Series 2715, Class OG, 5.00%, 01/15/23	3,640
5,372	Series 2716, Class UN, 4.50%, 12/15/23	5,031
3,025	Series 2720, Class PC, 5.00%, 12/15/23	2,953
2,805	Series 2721, Class PI, IO, 5.00%, 05/15/16	185

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   87

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
152		Series 2727, PO, 01/15/34	92
4,538		Series 2727, Class BS, IF, 2.22%, 01/15/34	2,758
220		Series 2733, Class GF, FRN, 0.00%, 09/15/33	217
587		Series 2739, Class S, IF, 2.86%, 01/15/34	510
838		Series 2744, Class FE, FRN, 0.00%, 02/15/34	683
2,178		Series 2744, Class PC, 5.50%, 01/15/31	2,197
5,701		Series 2744, Class PD, 5.50%, 08/15/33	5,824
3,025		Series 2744, Class TU, 5.50%, 05/15/32	2,994
2,426		Series 2749, Class PK, IO, 5.00%, 09/15/22	140
648		Series 2753, Class S, IF, 2.86%, 02/15/34	473
1,912		Series 2755, Class SA, IF, 5.06%, 05/15/30	1,790
1,067		Series 2756, Class NA, 5.00%, 02/15/24	1,047
452		Series 2769, PO, 03/15/34	361
757		Series 2774, Class QO, PO, 02/15/34	685
1,775		Series 2776, Class SK, IF, 2.22%, 04/15/34	1,252
557		Series 2777, Class DV, 6.50%, 11/15/17	576
421		Series 2778, Class BS, IF, 4.32%, 04/15/34	332
3,106		Series 2780, Class JG, 4.50%, 04/15/19	2,909
2,450		Series 2780, Class YC, 5.00%, 04/15/19	2,398
1,048		Series 2801, Class BS, IF, 4.96%, 05/15/34	931
806		Series 2827, Class NT, IF, 8.00%, 01/15/22	805
601		Series 2827, Class SQ, FRN, IF, 7.50%, 01/15/19	588
1,301		Series 2846, PO, 08/15/34	1,079
302		Series 2925, Class ZM, 5.00%, 01/15/35	302
1,980		Series 2962, Class Z, 4.50%, 04/15/20	1,976
1,505		Series 2971, Class GB, 5.00%, 11/15/16	1,498
1,000		Series 2971, Class GC, 5.00%, 07/15/18	988
396		Series 2975, Class KO, PO, 05/15/35	258
1,918		Series 2989, PO, 06/15/23	1,566
1,277		Series 3027, Class PZ, 4.50%, 09/15/25	1,273
4,000		Series 3047, Class OB, 5.50%, 12/15/33	4,006
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
1,576		Series T-41, Class 3A, 7.50%, 07/25/32 (m)	1,637
359		Series T-51, Class 1A, VAR, 6.50%, 09/25/43	367
442		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	455
3,339		Series T-54, Class 2A, 6.50%, 02/25/43	3,407
955		Series T-54, Class 3A, 7.00%, 02/25/43	984
803		Series T-58, Class A, PO, 09/25/43	679
		Federal National Mortgage Association
50		Series 23, Class 2, IO, 10.00%, 09/01/17	13
20		Series 59, Class 2, IO, 9.50%, 07/01/17	5
2,008		Series 213, Class 2, IO, 8.00%, 03/01/23	486
67		Series 265, Class 2, 9.00%, 03/01/24	70
129		Series 285, Class 1, PO, 02/01/27	108
1,301		Series 340, Class 1, PO, 09/01/33	967
303		Series 1988-7, Class Z, 9.25%, 04/25/18	322
13		Series 1988-11, Class D, PO, 05/25/18	11
13		Series 1988-29, Class B, 9.50%, 12/25/18	14
43		Series 1989-19, Class A, 10.30%, 04/25/19	45
28		Series 1989-21, Class G, 10.45%, 04/25/19	30
79		Series 1989-27, Class Y, 6.90%, 06/25/19	81
75		Series 1989-70, Class G, 8.00%, 10/25/19	78
33		Series 1989-78, Class H, 9.40%, 11/25/19	36
34		Series 1989-89, Class H, 9.00%, 11/25/19	36
32		Series 1990-60, Class K, 5.50%, 06/25/20	31
29		Series 1990-93, Class G, 5.50%, 08/25/20	29
—	(h)	Series 1990-95, Class J, IO, HB, 1,118.04%, 08/25/20	15
155		Series 1990-102, Class J, 6.50%, 08/25/20	158
15		Series 1990-134, Class SC, IF, 14.71%, 11/25/20	19
1		Series 1990-140, Class K, IO, HB, 652.15%, 12/25/20	17
—	(h)	Series 1991-7, Class K, IO, HB, 908.50%, 02/25/21	3
—	(h)	Series 1991-60, Class PM, IO 1,009.00%, 06/25/21	8
—	(h)	Series 1991-133, Class L, IO, HB, 1,182.75%, 09/25/06	—	(h)
—	(h)	Series 1991-71, Class E, IO, HB, 1,087.97%, 06/25/06	—	(h)
1,617		Series 1992-7, Class Q, 8.00%, 01/25/18	1,655
141		Series 1992-33, Class F, FRN, 4.14%, 03/25/22	139
119		Series 1992-38, Class Z, 7.50%, 02/25/22	122
440		Series 1992-73, Class H, 7.50%, 05/25/22	449
71		Series 1992-101, Class J, 7.50%, 06/25/22	72
102		Series 1992-170, Class K, 7.00%, 09/25/07	103
1,258		Series 1992-188, Class PZ, 7.50%, 10/25/22	1,337
216		Series 1993-8, Class H, 7.00%, 01/25/08	218
1,215		Series 1993-25, Class J, 7.50%, 03/25/23	1,268
565		Series 1993-27, Class S, IF, 2.86%, 02/25/23	507
245		Series 1993-31, Class K, 7.50%, 03/25/23	259
386		Series 1993-51, Class B, PO, 02/25/23	371
2,513		Series 1993-54, Class Z, 7.00%, 04/25/23	2,594
134		Series 1993-62, Class SA, IF, 12.84%, 04/25/23	153
21		Series 1993-72, Class F, FRN, 4.20%, 05/25/08	21
121		Series 1993-97, Class FA, FRN, 5.84%, 05/25/23	123
94		Series 1993-108, Class D, PO, 02/25/23	84

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
114	Series 1993-131, Class Z, 7.00%, 07/25/08	116
240	Series 1993-162, Class F, FRN, 5.54%, 08/25/23	246
84	Series 1993-164, Class SA, IF, 11.38%, 09/25/08	88
45	Series 1993-165, Class SD, IF, 7.86%, 09/25/23	46
893	Series 1993-167, Class GA, 7.00%, 09/25/23	913
49	Series 1993-175, Class SA, IF, 12.44%, 09/25/08	52
459	Series 1993-179, Class SB, IF, 15.33%, 10/25/23	538
375	Series 1993-190, Class S, IF, 9.39%, 10/25/08	385
82	Series 1993-192, Class SC, IF, 7.49%, 10/25/08	84
25	Series 1993-196, Class FA, FRN, 4.20%, 10/25/08	24
54	Series 1993-196, Class SA, IF, 13.76%, 10/25/08	58
25	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	25
48	Series 1993-204, Class PE, IO, 6.50%, 05/25/23	5
894	Series 1993-220, Class SG, IF, 6.81%, 11/25/13	888
212	Series 1993-225, Class SG, IF, 8.07%, 12/25/13	217
20	Series 1993-225, Class VO, IF, 8.94%, 12/25/22	20
78	Series 1993-228, Class G, PO, 09/25/23	65
48	Series 1993-230, Class FA, FRN, 5.19%, 12/25/23	49
19	Series 1993-233, Class SC, IF, 7.21%, 12/25/08	20
422	Series 1993-234, Class SC, IF, 9.92%, 12/25/08	443
1,867	Series 1993-250, Class Z, 7.00%, 12/25/23	1,920
905	Series 1993-257, Class C, PO, 06/25/23	807
209	Series 1994-13, Class SK, IF, 12.52%, 02/25/09	226
1,353	Series 1994-34, Class DZ, 6.00%, 03/25/09	1,363
707	Series 1994-37, Class L, 6.50%, 03/25/24	726
156	Series 1995-2, Class Z, 8.50%, 03/25/25	165
1,567	Series 1996-14, Class SE, IF, IO, 6.29%, 08/25/23	231
191	Series 1996-20, Class L, PO, 09/25/08	181
205	Series 1996-24, Class B, PO, 10/25/08	198
64	Series 1996-59, Class J, 6.50%, 08/25/22	65
654	Series 1997-20, IF, IO, 1.84%, 03/25/27	41
117	Series 1997-24, Class Z, 8.00%, 04/18/27	122
124	Series 1997-27, Class J, 7.50%, 04/18/27	130
114	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	24
395	Series 1998-36, Class J, 6.00%, 07/18/28	396
2,288	Series 1998-36, Class ZB, 6.00%, 07/18/28	2,310
1,041	Series 1998-43, Class SA, IF, IO, 12.03%, 04/25/23	286
747	Series 1999-57, Class Z, 7.50%, 12/25/19	786
738	Series 1999-62, Class PB, 7.50%, 12/18/29	771
121	Series 2000-52, IO, 8.50%, 01/25/31	29
1,194	Series 2001-5, Class OW, 6.00%, 03/25/16	1,212
1,015	Series 2001-7, Class PF, 7.00%, 03/25/31	1,051
1,534	Series 2001-28, Class VB, 6.00%, 02/25/20	1,536
1,876	Series 2001-31, Class VD, 6.00%, 05/25/31	1,902
1,431	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	297
1,500	Series 2001-36, Class DE, 7.00%, 08/25/31	1,552
768	Series 2001-44, Class PD, 7.00%, 09/25/31	794
1,571	Series 2001-44, Class PU, 7.00%, 09/25/31	1,624
1,075	Series 2001-49, Class DQ, 6.00%, 11/25/15	1,082
1,212	Series 2001-49, Class LZ, 8.50%, 07/25/31	1,416
1,154	Series 2001-52, Class XN, 6.50%, 11/25/15	1,185
1,365	Series 2001-59, Class VB, 6.00%, 11/25/15	1,366
1,513	Series 2001-61, Class VB, 7.00%, 12/25/16	1,563
1,637	Series 2001-61, Class Z, 7.00%, 11/25/31	1,714
2,319	Series 2001-71, Class QE, 6.00%, 12/25/16	2,361
1,119	Series 2001-72, Class SX, IF, 6.80%, 12/25/31	1,083
756	Series 2001-74, Class MB, 6.00%, 12/25/16	781
499	Series 2001-78, Class VB, 6.00%, 12/25/15	499
1,004	Series 2002-1, Class HC, 6.50%, 02/25/22	1,033
477	Series 2002-1, Class SA, IF, 10.30%, 02/25/32	517
746	Series 2002-1, Class UD, IF, 8.42%, 12/25/23	735
1,513	Series 2002-3, Class PG, 5.50%, 02/25/17	1,522
3,025	Series 2002-11, Class QG, 5.50%, 03/25/17	3,043
4,022	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	174
283	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	327
11	Series 2002-16, Class VD, 6.50%, 06/25/18	11
6,806	Series 2002-18, Class PC, 5.50%, 04/25/17	6,863
2,269	Series 2002-19, Class PE, 6.00%, 04/25/17	2,310
437	Series 2002-36, Class HZ, 7.00%, 12/25/29	440
592	Series 2002-37, Class Z, 6.50%, 06/25/32	607
2,269	Series 2002-55, Class QE, 5.50%, 09/25/17	2,269
9,744	Series 2002-56, Class UC, 5.50%, 09/25/17 (m)	9,803
1,134	Series 2002-59, Class AC, 6.00%, 03/25/28	1,145
1,152	Series 2002-59, Class VB, 6.50%, 04/25/32	1,160
1,201	Series 2002-62, Class ZE, 5.50%, 11/25/17	1,191
1,361	Series 2002-63, Class LB, 5.50%, 10/25/17	1,370
541	Series 2002-7, Class QM, 6.00%, 02/25/20	542
750	Series 2002-8, Class SR, IF, 6.64%, 03/25/09	750
915	Series 2002-9, Class ST, 8.33%, 03/25/17 IF	957
534	Series 2002-9, Class VE, 6.50%, 12/25/12	539
758	Series 2002-73, Class S, IF, 4.80%, 11/25/09	732

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   89

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
3,025		Series 2002-74, Class LD, 5.00%, 01/25/16	2,993
2,269		Series 2002-74, Class PD, 5.00%, 11/25/15	2,248
1,258		Series 2002-74, Class VA, 6.00%, 11/25/31	1,262
2,269		Series 2002-74, Class VB, 6.00%, 11/25/31	2,293
2,021		Series 2002-77, Class S, IF, 6.09%, 12/25/32	1,868
193		Series 2002-91, Class UH, IO, 5.50%, 06/25/22	31
2,657		Series 2003-8, Class SB, IF, IO, 3.07%, 03/25/16	114
1,324		Series 2003-16, Class PI, IO, 5.00%, 11/25/12	46
1,513		Series 2003-22, Class UD, 4.00%, 04/25/33	1,236
1,513		Series 2003-27, Class DW, 4.50%, 04/25/17	1,449
860		Series 2003-39, IO, VAR, 6.00%, 05/25/33	184
3,517		Series 2003-41, Class PE, 5.50%, 05/25/23	3,564
3,623		Series 2003-52, Class PA, 6.50%, 06/25/35	3,748
455		Series 2003-52, Class SX, IF, 9.21%, 10/25/31	484
1,134		Series 2003-65, Class CI, IO, 4.50%, 03/25/15	154
517		Series 2003-67, Class VQ, 7.00%, 01/25/19	535
3,202		Series 2003-68, Class QP, 3.00%, 07/25/22	2,946
984		Series 2003-73, Class GA, 3.50%, 05/25/31	917
330		Series 2003-74, Class SH, IF, 1.92%, 08/25/33	231
459		Series 2003-79, Class NM, 4.00%, 05/25/22	438
13,761		Series 2003-80, Class SY, IF, IO, 3.07%, 06/25/23	1,067
1,513		Series 2003-81, Class LC, 4.50%, 09/25/18	1,437
4,383		Series 2003-83, Class PG, 5.00%, 06/25/23	4,271
756		Series 2003-86, Class PX, 4.50%, 02/25/17	733
1,057		Series 2003-91, Class SD, IF, 4.87%, 09/25/33	954
851		Series 2003-92, Class SH, IF, 3.62%, 09/25/18	721
1,032		Series 2003-106, PO, 08/25/17	850
1,891		Series 2003-106, Class US, IF, 2.20%, 11/25/23	1,347
1,500		Series 2003-113, Class PC, 4.00%, 03/25/15	1,448
7,641		Series 2003-116, Class SB, IF, IO, 3.02%, 11/25/33	628
4,000		Series 2003-117, Class JB, 3.50%, 06/25/33	3,496
1,134		Series 2003-122, Class TE, 5.00%, 12/25/22	1,103
1,513		Series 2003-128, Class KE, 4.50%, 01/25/14	1,473
2,647		Series 2003-130, Class SX, IF, 4.65%, 01/25/34	2,519
1,638		Series 2003-132, Class OA, PO, 08/25/33	1,219
4,984		Series 2004-4, Class QI, IF, IO, 2.52%, 06/25/33	288
1,246		Series 2004-4, Class QM, IF, 5.04%, 06/25/33	1,188
3,193		Series 2004-10, Class SC, IF, 10.28%, 02/25/34	3,477
1,696		Series 2004-14, Class SD, IF, 2.20%, 03/25/34	1,139
2,100		Series 2004-21, Class CO, PO, 04/25/34	1,298
1,356		Series 2004-22, Class A, 4.00%, 04/25/19	1,281
1,513		Series 2004-25, Class PB, 5.50%, 05/25/32	1,512
1,134		Series 2004-25, Class PC, 5.50%, 01/25/34	1,129
4,406		Series 2004-25, Class SA, IF, 6.93%, 04/25/34	4,339
2,000		Series 2004-27, Class HB, 4.00%, 05/25/19	1,796
1,134		Series 2004-36, Class PB, 5.50%, 05/25/32	1,152
2,599		Series 2004-36, Class SA, IF, 6.93%, 05/25/34	2,601
869		Series 2004-36, Class SN, IF, 5.04%, 07/25/33	806
888		Series 2004-51, Class SY, IF, 5.08%, 07/25/34	837
2,269		Series 2004-53, Class NC, 5.50%, 07/25/24	2,287
420		Series 2004-61, Class SK, FRN, 8.50%, 11/25/32	450
1,891		Series 2004-92, Class JO, PO, 12/25/34	1,541
1,078		Series 2005-15, Class MO, PO, 03/25/35	706
1,343		Series 2005-47, Class AN, 5.00%, 12/25/16	1,332
2,285		Series 2005-58, PO, 07/25/35	1,660
1,500		Series 2005-68, Class BC, 5.25%, 06/25/35	1,459
5,000		Series 2005-68, Class PG, 5.50%, 08/25/35	4,982
2,319		Series 2005-70, Class KI, IO, 5.50%, 08/25/35	410
5,000		Series 2005-84, Class XM, 5.75%, 10/25/35	5,042
7,000		Series 2005-110, Class GJ, 5.50%, 11/25/30	6,982
4,000		Series 2005-110, Class GK, 5.50%, 08/25/34	3,949
3,500		Series 2005-110, Class MN, 5.50%, 06/25/35	3,499
689		Series G92-4, Class F, 4.58%, 12/25/21 FRN	681
420		Series G92-7, Class JQ, 8.50%, 01/25/22	446
90		Series G92-12, Class B, 7.70%, 02/25/22	94
135		Series G92-14, Class Z, 7.00%, 02/25/22	140
349		Series G92-15, Class Z, 7.00%, 01/25/22	356
—	(h)	Series G92-27, Class SQ, IF, HB, 6,229.44%, 05/25/22	47
89		Series G92-42, Class Z, 7.00%, 07/25/22	92
3,175		Series G92-44, Class ZQ, 8.00%, 07/25/22	3,352
459		Series G92-54, Class ZQ, 7.50%, 09/25/22	478
811		Series G92-61, Class Z, 7.00%, 10/25/22	838
93		Series G92-62, Class B, PO, 10/25/22	79
545		Series G93-1, Class KA, 7.90%, 01/25/23	572
367		Series G93-17, Class SI, IF, 6.00%, 04/25/23	364
93		Series G94-13, Class J, 7.00%, 06/17/22	93
469		Series G97-2, Class ZA, 8.50%, 02/17/27	493
178		Federal National Mortgage Association Grantor Trust Series 2001-T10, PO, 12/25/41	146
		Federal National Mortgage Association Whole Loan
574		Series 2002-W5, Class A10, IF, IO, 3.52%, 11/25/30	36
2,061		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	2,098

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,149	Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,195
416	Series 2003-W4, Class 2A, 6.50%, 10/25/42	417
1,825	Series 2003-W8, Class 1A3, 4.75%, 12/25/42	1,807
3,734	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	3,855
	Government National Mortgage Association
386	Series 1994-4, Class KQ, 7.99%, 07/16/24	402
3,592	Series 1994-7, Class PQ, 6.50%, 10/16/24	3,728
771	Series 1996-16, Class E, 7.50%, 08/16/26 (m)	799
206	Series 1997-11, Class D, 7.50%, 07/20/27	213
157	Series 1997-2, Class E, 7.50%, 02/20/27	162
323	Series 1998-26, Class K, 7.50%, 09/17/25	337
1,876	Series 1999-4, Class ZB, 6.00%, 02/20/29	1,886
647	Series 1999-41, Class Z, 8.00%, 11/16/29	681
84	Series 1999-43, Class TA, IF, 9.35%, 11/16/29	91
357	Series 1999-44, Class PC, 7.50%, 12/20/29	375
1,671	Series 1999-44, Class ZG, 8.00%, 12/20/29	1,745
1,034	Series 2000-6, Class Z, 7.50%, 02/20/30	1,060
1,462	Series 2000-7, Class ST, IF, 16.65%, 01/16/30	1,747
1,810	Series 2000-9, Class PB, 7.50%, 06/16/26	1,824
660	Series 2000-9, Class Z, 8.00%, 06/20/30	694
2,515	Series 2000-9, Class ZJ, 8.50%, 02/16/30	2,719
2,606	Series 2000-10, Class ZP, 7.50%, 02/16/30	2,760
1,433	Series 2000-12, Class ST, IF, 16.65%, 02/16/30	1,748
399	Series 2000-16, Class ZN, 7.50%, 02/16/30	415
4,619	Series 2000-21, Class S, IF, IO, 3.73%, 09/16/25	84
2,249	Series 2000-21, Class Z, 9.00%, 03/16/30	2,463
605	Series 2000-26, Class Z, 7.75%, 09/20/30	618
219	Series 2000-36, Class HC, 7.33%, 11/20/30	226
85	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	17
636	Series 2000-38, Class AH, 7.15%, 12/20/30	650
93	Series 2001-32, Class WA, IF, 8.70%, 07/20/31	98
770	Series 2001-35, Class SA, IF, IO 3.68%, 08/16/31	54
770	Series 2001-36, Class S, IF, IO, 3.48%, 08/16/31	46
296	Series 2001-55, Class SF, IF, 11.38%, 11/20/31	326
1,844	Series 2001-60, Class VP, 6.50%, 07/20/17	1,863
1,134	Series 2002-4, Class TD, 7.00%, 01/20/32	1,207
911	Series 2002-7, Class PG, 6.50%, 01/20/32	935
2,977	Series 2002-24, Class AG, IF, IO, 3.38%, 04/16/32	236
792	Series 2002-24, Class SB, IF, 5.07%, 04/16/32	765
1,046	Series 2002-24, Class Z, 8.50%, 04/16/32	1,170
5,895	Series 2002-31, Class SE, IF, IO, 2.93%, 04/16/30	353
242	Series 2002-33, Class SY, IF, 9.00%, 02/26/23	260
1,305	Series 2002-36, Class VB, 6.50%, 07/20/19	1,306
1,513	Series 2002-40, Class UK, 6.50%, 06/20/32	1,575
526	Series 2002-41, Class LS, IF, 9.00%, 06/16/32	567
1,134	Series 2002-45, Class QE, 6.50%, 06/20/32	1,177
1,134	Series 2002-47, Class PG, 6.50%, 07/16/32	1,176
488	Series 2002-47, Class VB, 6.50%, 09/20/17	489
225	Series 2002-51, Class SG, IF, 12.70%, 04/20/31	253
922	Series 2002-54, Class GB, 6.50%, 08/20/32	948
3,590	Series 2002-67, Class VA, 6.00%, 03/20/13	3,604
1,586	Series 2002-70, Class AV, 6.00%, 03/20/12	1,609
2,454	Series 2002-70, Class PS, IF, IO, 3.13%, 08/20/32	151
1,499	Series 2002-71, Class VJ, 6.00%, 12/20/14	1,504
2,901	Series 2002-79, Class KV, 6.00%, 11/20/13	2,942
2,310	Series 2002-80, Class EB, 7.00%, 01/20/32	2,383
646	Series 2002-88, Class LI, IO, 5.50%, 11/20/28	22
1,295	Series 2002-88, Class VA, 6.00%, 12/20/17	1,314
2,308	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	359
1,171	Series 2003-4, Class NY, 5.50%, 12/20/13	1,175
6,908	Series 2003-11, Class SK, IF, IO, 3.13%, 02/16/33	432
195	Series 2003-24, PO, 03/16/33	164
3,523	Series 2003-76, Class LS, IF, IO, 2.63%, 09/20/31	175
473	Series 2003-90, PO, 10/20/33	404
1,591	Series 2003-95, Class SC, IF, IO, 2.43%, 09/17/31	32
1,702	Series 2003-98, Class PC, 5.00%, 02/20/29	1,677
6,522	Series 2003-112, Class SA, IF, IO, 1.98%, 12/16/33	231
9,618	Series 2004-11, Class SW, IF, IO, 0.93%, 02/20/34	344
882	Series 2004-28, Class S, IF, 7.09%, 04/16/34	858
955	Series 2004-73, Class AE, IF, 5.43%, 08/17/34	911
	Vendee Mortgage Trust
2,407	Series 1996-1, Class 1Z, 6.75%, 02/15/26	2,482
1,379	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,423
2,769	Series 1997-1, Class 2Z, 7.50%, 02/15/27	2,926
2,079	Series 1998-1, Class 2E, 7.00%, 09/15/27	2,145
1,348	Series 2001-1, Class 2J, 7.00%, 05/15/10	1,374
370	Series 2002-2, Class J, 6.00%, 01/15/09	370
		562,690

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   91

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 26.3%
508	ABN Amro Mortgage Corp. Series 2003-7, Class A3, 4.50%, 07/25/18	490
2,500	American Home Mortgage Investment Corp. Series 2005-3, Class 2A4, FRN, 6.44%, 09/25/35	2,429
	Banc of America Funding Corp.
3,781	Series 2003-3, Class 1A33, 5.50%, 10/25/33	3,669
1,072	Series 2004-1, PO, 03/25/34	827
2,541	Series 2005-6, Class 2A7, 5.50%, 10/25/35	2,507
499	Series 2005-7, Class 30, PO, 11/25/35	350
5,265	Series 2005-E, Class 4A1, FRN 4.10%, 03/20/35	5,139
	Banc of America Mortgage Securities
609	Series 2003-8 Class A, PO, 11/25/33	446
275	Series 2003-9, Class 1A2, PO,12/25/33	162
20,874	Series 2004-3, Class 15, IO, VAR, 0.21%, 04/25/19	149
895	Series 2004-4, Class A, PO, 05/25/34	669
1,130	Series 2004-6, Class A, PO, 07/25/34	800
3,781	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	3,634
	Bank of America Alternative Loan Trust
776	Series 2003-3, Class A, PO, 05/25/33	594
1,096	Series 2003-11, PO, 01/25/34	840
5,977	Bank of America Mortgage Securities Series 2004-J, Class 3A1, FRN 5.07%, 11/25/34	5,887
	Bear Stearns Adjustable Rate Mortgage Trust
2,617	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	2,554
3,025	Series B2004-4, Class A4, VAR, 3.51%, 06/25/34	2,940
10,000	Series 2006-1, Class A1, FRN, 4.63%, 11/25/35	9,778
1,583	Cendant Mortgage Corp. Series 2003-9, Class 1P, PO, 11/25/33	1,047
	Citicorp Mortgage Securities, Inc.
757	Series 2002-11, Class 1A14, 6.00%, 11/25/32	753
1,205	Series 2003-8, Class A, PO, 08/25/33	854
7,314	Series 2004-1, Class 3A1, 4.75%, 01/25/34	7,088
2,955	Series 2004-5, Class 2A5, 4.50%, 08/25/34	2,818
	Citigroup Mortgage Loan Trust, Inc.
1,279	Series 2003-1, Class 3, PO, 10/25/33	894
734	Series 2003-1 W2, PO, 10/25/33	572
382	Series 2003-1, Class WA2, 6.50%, 10/25/33	386
1,002	Series 2003-UP3, Class A3, 7.00%, 09/25/33	1,021
659	Series 2003-UST1, Class 1, PO, 12/25/18	536
527	Series 2003-UST1 Class 2, PO, 12/25/18	437
295	Series 2003-UST1, Class 3, PO, 12/25/18	241
2,956	Series 2003-UST1, Class A1, FRN, 5.50%, 12/25/18	2,946
2,540	Series 2005-1, Class 2A1A, VAR, 4.74%, 04/25/35	2,516
	Countrywide Alternative Loan Trust
1,513	Series 2002-8, Class A4, 6.50%, 07/25/32	1,507
1,335	Series 2003-J1, PO, 10/25/33	1,031
1,690	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,568
712	Series 2004-J3, Class 4A1, 4.75%, 04/25/19	692
2,723	Series 2005-5R, Class A1, 5.25%, 12/25/18	2,704
4,396	Series 2005-22T1, Class A2, IF, IO, 0.49%, 06/25/35	37
4,688	Series 2005-26CB, Class A10, IF 4.75%, 07/25/35	4,506
3,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	2,939
1,018	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	983
19,139	Series 2005-J1, Class 1A4, IF, IO, 0.52%, 02/25/35	153
	Countrywide Home Loan Mortgage Pass-Through Trust
419	Series 2003-18, Class A12, 5.50%, 07/25/33	403
3,565	Series 2003-26, Class 1A6, 3.50%, 08/25/33	3,220
169	Series 2003-34, Class A11, 5.25%, 09/25/33	168
310	Series 2003-44 A9, PO, 10/25/33	191
1,282	Series 2003-J10, Class 2A1, 5.00%, 11/25/18	1,255
1,609	Series 2003-J2, Class A17, IF, IO, 2.82%, 04/25/33	76
3,259	Series 2003-J7, Class 4A3, IF, 3.88%, 08/25/18	2,735
1,022	Series 2004-3 PO, 04/25/34	781
1,090	Series 2004-7 Class 2A1, FRN, 4.09%, 06/25/34	1,045
1,733	Series 2004-HYB1, Class 2A, VAR, 4.25%, 05/20/34	1,690
2,058	Series 2004-HYB3, Class 2A, VAR, 4.10%, 06/20/34	2,002
3,220	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	3,110
1,703	Series 2005-16, Class A23, 5.50%, 09/25/35	1,665
7,604	Series 2005-22, Class 2A1, 5.34%, 11/25/35	7,553
	First Horizon Alternative Mortgage Securities
2,302	Series 2005-AA5, Class 1A2, FRN, 5.35%, 07/25/35	2,306
1,023	Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	990
	First Horizon Asset Securities, Inc.
945	Series 2003-7, Class 2A1, 4.50%, 09/25/18	908
1,513	Series 2004-4, Class 2A2, 4.50%, 07/25/19	1,422
5,668	Series 2004-AR1, Class 2A2, FRN, 5.03%, 04/25/35	5,599

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
7,484		Series 2004-AR7, Class 2A1, FRN, 4.94%, 02/25/35 (m)	7,399
1,000		Series 2004-AR7, Class 2A2, FRN, 4.94%, 02/25/35	983
		GMAC Mortgage Corp. Loan Trust
2,852		Series 2004-J2, Class A2, FRN, 5.08%, 06/25/34	2,860
5,074		Series 2005-AR3, Class 3A3, VAR, 4.89%, 06/19/35	5,030
5,000		Series 2005-AR3, Class3A4, VAR, 4.89%, 06/19/35	4,930
		GSR Mortgage Loan Trust
1,480		Series 2004-10F, Class 2A1, 5.00%, 08/25/19	1,449
333		Series 2004-3F, Class 3A8, 13.50%, 02/25/34	445
329		Series 2004-13F, Class 3A3, 6.00%, 11/25/34	316
290		Kidder Peabody Mortgage Assets Trust Series B A1, Zero Coupon, 04/22/18	239
		MASTR Adjustable Rate Mortgages Trust
3,841		Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	3,740
9,500		Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	9,104
		MASTR Alternative Loans Trust
1,433		Series 2003-8, Class 3A1, 5.50%, 12/25/33	1,416
1,102		Series 2003-9, Class 8A1, 6.00%, 01/25/34	1,105
565		Series 2004-1, Class 30, PO, 02/25/34	436
3,230		Series 2004-10, Class 1A1, 4.50%, 09/25/19	3,115
1,176		Series 2004-3, Class 30, PO, 04/25/34	937
1,319		Series 2004-3, Class 30X1, IO, 6.00%, 04/25/34	203
1,427		Series 2004-5, Class 30, PO, 06/25/34	1,128
805		Series 2004-5, Class 30X1, IO, 6.00%, 06/25/34	174
821		Series 2004-6, Class 30X1, IO, 5.50%, 07/25/34	181
6,377		Series 2004-6, Class 7A1, 6.00%, 07/25/34	6,389
587		Series 2004-7 30, PO, 08/25/34	437
2,236		Series 2004-7, Class AX1, IO, 5.50%, 08/25/34	435
		MASTR Asset Securitization Trust
898		Series 2003-10, Class 15, PO, 11/25/18	635
505		Series 2003-11, Class 15, PO, 12/25/18	339
1,740		Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,724
827		Series 2003-4, Class 5A1, 5.50%, 05/25/33	813
609		Series 2004-1 Class 30, PO, 02/25/34	430
990		Series 2004-3, PO, 03/25/34	719
2,516		Series 2004-6, Class 2A9, 5.25%, 11/25/16	2,472
1,911		Series 2004-8, PO, 08/25/19	1,432
8,355		MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 05/28/35 (e)	5,914
		Merrill Lynch Trust
274		Series 47, Class Z, 8.99%, 10/20/20	292
7		Series 7, Class B, PO, 04/20/18	7
94		Merrill Lynch Mortgage Trust Series 2005-MCP1, Class ASB, 7.43%, 08/01/24	93
		Morgan Stanley Mortgage Trust
—	(h)	Series 35, Class 2, IF, HB, 8,719.20%, 04/20/21	3
—	(h)	Series 37, Class 2, IF, IO, HB, 8,420.16%, 07/20/21	2
3,483		MortgageIT Trust Series 2005-1, Class 1A1, FRN, 4.90%, 02/25/35	3,492
		Nomura Asset Acceptance Corp.
1,257		Series 2003-A1, Class A1, 5.50%, 05/25/33	1,248
857		Series 2003-A1, Class A2, 6.00%, 05/25/33	856
261		Series 2003-A1, Class A5, 7.00%, 04/25/33	260
713		Series 2003-A1, Class A7, 5.00%, 04/25/18	709
2,906		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	2,924
1,252		Prime Mortgage Trust Series 2004-1, Class 2A3, 5.25%, 08/25/34	1,236
		Residential Accredit Loans, Inc.
553		Series 2002-QS16, Class A3, IF, 7.04%, 10/25/17	512
1,138		Series 2003-QR19, Class CB4, 5.75%, 10/25/33	1,071
4,395		Series 2003-QS12, Class A2A, IF, IO, 3.02%, 06/25/18	351
1,318		Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	235
26,351		Series 2003-QS13, Class A6, IF, IO, 0.60%, 07/25/33	538
4,909		Series 2003-QS14, Class A1, 5.00%, 07/25/18	4,817
4,662		Series 2003-QS18, Class A1, 5.00%, 09/25/18	4,577
1,437		Series 2003-QS3, Class A2, IF, 6.42%, 02/25/18	1,397
3,431		Series 2003-QS3, Class A8, IF, IO, 3.02%, 02/25/18	231
2,966		Series 2004-QS10, Class A6, 6.00%, 07/25/34	2,998
2,466		Series 2004-QS8, Class A2, 5.00%, 06/25/34	2,406
3,969		Series 2005-1, Class 2A1A, IO, 2.97%, 05/25/18	306
883		Series 2005-QA7, Class A21, VAR, 4.85%, 07/25/35	870
		Residential Asset Securitization Trust
855		Series 2003-A13, Class A3, 5.50%, 01/25/34	836
975		Series 2003-A14, Class A1, 4.75%, 02/25/19	945

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   93

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Residential Funding Mortgage Securities I
850	Series 2003-S11, Class A1, 2.50%, 06/25/18	810
1,891	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	1,775
2,269	Series 2003-S13, Class A3, 5.50%, 06/25/33	2,121
1,802	Series 2003-S14, Class A4, PO, 07/25/18	1,473
2,693	Series 2003-S7, Class A17, 4.00%, 05/25/33	2,571
2,000	Series 2004-S6, Class 3A5, 4.50%, 06/25/19	1,853
4,460	Series 2005-SA4, Class 1A1, 5.00%, 09/25/35	4,427
	Residential Funding Securities Corp.
239	Series 2002-RM1, Class API, PO, 12/25/17	198
479	Series 2003-RM2, Class AP3, PO, 05/25/33	354
	Salomon Brothers Mortgage Securities VII
34	Series 2000-UP1, Class A2, 8.00%, 09/25/30	34
714	Series 2003-UP2, Class 1, PO, 12/25/18	591
4,285	Structured Adjustable Rate Mortgage Loan Trust Series 2004-6, Class 5A4, VAR, 4.99%, 06/25/34	4,178
	Structured Asset Securities Corp.
245	Series 2002-10H, Class 1AP, PO, 05/25/32	203
1,513	Series 2003-8, Class 1A2, 5.00%, 04/25/18	1,474
11,647	Series 2004-20, Class 1A3, 5.25%, 11/25/34 (m)	11,044
	Wamu Alternative Mortgage Pass-Through Certificates
41,009	Series 2005-2, Class 1A4, IF, IO, 0.47%, 04/25/35	368
2,174	Series 2005-4, Class CB7, 5.50%, 06/25/35	2,120
1,539	Series 2005-4, Class DP, PO, 06/25/20	1,127
5,488	Series 2005-6, Class 2A4, 5.50%, 08/25/35	5,446
	Washington Mutual MSC Mortgage Pass-Through Certificates
4,060	Series 2002-MS12, Class A, 6.50%, 05/25/32	4,063
874	Series 2004-RA4, Class 1P, PO, 04/25/19	727
	Washington Mutual, Inc.
3,256	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	3,169
952	Series 2003-AR5, Class A5, VAR, 3.84%, 06/25/33	942
1,134	Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	1,081
374	Series 2003-AR8, Class A, FRN, 4.03%, 08/25/33	373
3,547	Series 2003-S10, Class A5, 5.00%, 10/25/18	3,448
536	Series 2003-S10, Class A6, PO, 10/25/18	383
2,262	Series 2003-S8, Class A4, 4.50%, 09/25/18	2,104
2,269	Series 2003-S8, Class A6, 4.50%, 09/25/18	2,171
606	Series 2003-S9, PO, 10/25/33	424
1,039	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	1,019
	Wells Fargo Mortgage Backed Securities Trust
2,265	Series 2003-11 1A, PO, 10/25/18	1,612
5,294	Series 2003-11, Class 1A4, 4.75%, 10/25/18	5,123
2,050	Series 2003-13, Class A7, 4.50%, 11/25/18	1,922
37,854	Series 2003-16, Class 2A, IO, VAR, 0.12%, 12/25/18	179
1,435	Series 2003-17, Class 2A4, 5.50%, 01/25/34	1,391
2,457	Series 2003-17, Class A, PO, 01/25/34	1,723
1,739	Series 2003-8, Class A9, 4.50%, 08/25/18	1,657
1,412	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	1,356
687	Series 2004-1 A11, Zero Coupon, 01/25/34	357
6,215	Series 2004-7, Class 2A2, 5.00%, 07/25/19	6,106
7,677	Series 2004-BB, Class A4, FRN, 4.57%, 01/25/35	7,546
7,306	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	7,109
9,413	Series 2004-P, Class 2A1, FRN, 4.23%, 09/25/34	9,178
922	Series 2004-Q, Class 1A3, FRN, 4.91%, 09/25/34	888
5,377	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	5,140
4,523	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	4,412
3,536	Series 2005-AR16, Class 2A1, VAR, 4.95%, 10/25/35	3,509
		340,632
	Total Collateralized Mortgage Obligations (Cost $921,941)	903,322
	Commercial Mortgage Backed Securities — 0.0% (g)
228	Bear Stearns Commercial Mortgage Securities Series 2000-WF1, Class A1, 7.64%, 02/15/32 (Cost $241)	235
	Mortgage Pass-Through Securities — 20.0%
	Federal Home Loan Mortgage Corp. Gold Pools
822	3.50%, 05/01/19	759
13,079	4.00%, 05/01/14 – 05/01/19	12,482
11,347	4.00%, 08/01/18 (m)	10,785
1,155	4.50%, 10/01/18	1,121
4,808	5.50%, 06/01/17 – 10/01/33	4,782
10,654	6.00%, 01/01/14 – 11/01/33	10,813
13,378	6.50%, 08/01/12 – 11/01/34	13,713
877	6.50%, 01/01/29 (m)	902

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
9,795	7.00%, 12/01/14 – 04/01/35	10,112
1,334	7.50%, 07/01/08 – 12/01/15	1,381
214	8.50%, 08/01/30	232
486	10.50%, 07/20/21	536
	Federal Home Loan Mortgage Corp. Conventional Pools
1,994	ARM, 4.13%, 04/01/34	1,955
1,621	ARM, 4.28%, 12/01/33	1,590
768	ARM, 4.68%, 03/01/35	758
326	ARM, 5.19%, 01/01/30	331
11,451	5.50%, 07/01/35	11,378
33	7.50%, 03/01/09 – 05/01/17	33
9	8.00%, 04/01/09	9
4	8.50%, 05/01/07 – 02/01/08	4
145	8.75%, 06/01/17	148
61	10.50%, 05/01/19	62
97	12.00%, 08/01/15 – 07/01/19	105
	Federal National Mortgage Association Various Pools
11,220	4.00%, 08/01/33 – 04/01/34	10,475
17,461	4.00%, 12/01/18 (m)	16,646
2,522	ARM, 4.00%, 06/01/34	2,464
1,975	ARM, 4.05%, 02/01/34	1,937
1,193	ARM, 4.20%, 01/01/34	1,175
2,336	ARM, 4.20%, 10/01/34	2,302
18,923	4.50%, 11/01/14 – 02/01/35	18,338
1,906	ARM, 4.74%, 05/01/35	1,892
6,680	5.00%, 12/01/16 – 09/01/35	6,589
220	ARM, 5.44%, 11/01/32	220
28,213	5.50%, 06/01/12 – 04/01/33	28,085
17,608	6.00%, 06/01/08 – 03/01/32	17,845
135	6.25%, 07/01/23	137
14,038	6.50%, 04/01/08 – 10/01/35	14,478
9,082	7.00%, 12/01/16 – 11/01/31	9,391
1,008	7.50%, 03/01/17 – 09/01/21	1,058
5,521	8.00%, 04/01/11 – 11/01/28	5,874
1,376	8.50%, 12/01/07 – 06/01/30	1,467
1,933	9.00%, 02/01/10 – 06/01/31	2,108
50	9.50%, 07/01/28	56
165	10.00%, 07/01/19 – 02/01/24	181
209	10.20%, 06/25/21	232
119	10.25%, 07/15/13	129
125	10.50%, 11/01/18	137
137	11.00%, 04/01/19 – 08/20/20	152
85	12.50%, 01/01/16	93
128	ARM, 4.41%, 09/01/27	128
504	ARM, 4.67%, 03/01/29	507
14,247	ARM, 4.87%, 01/01/35 (m)	14,118
1,990	ARM, 4.92%, 04/01/34	1,986
103	ARM, 5.38%, 03/01/19	104
	Government National Mortgage Association Various Pools
1,445	3.50%, 09/20/33	1,255
2,003	6.00%, 04/20/17 – 06/15/18	2,054
409	6.38%, 08/15/26	425
3,980	6.50%, 03/15/23 – 04/15/33	4,153
2,917	7.00%, 09/15/14 – 06/15/33	3,052
1,083	7.50%, 11/15/17 – 01/15/33	1,139
1,907	8.00%, 01/15/08 – 11/20/28	2,033
94	8.50%, 07/15/08 – 05/20/25	101
21	9.00%, 02/15/30 – 01/15/31	23
60	11.00%, 01/15/21	65
	Total Mortgage Pass-Through Securities (Cost $259,127)	258,595
	U.S. Government Agency Securities — 1.5%
7,091	Federal Home Loan Bank System Series 2012, Class A, 4.72%, 09/20/12	6,901
	Federal Home Loan Mortgage Corp.
2,269	6.63%, 09/15/09 (m)	2,391
756	6.88%, 09/15/10	815
90	Federal Housing Authority
	7.43%, 08/01/20	90
	Federal National Mortgage Association
756	5.50%, 03/15/11 (c)	774
1,513	6.63%, 09/15/09 (m)	1,595
1,513	7.25%, 01/15/10	1,633
4,613	6.13%, 03/15/12	4,890
	Total U.S. Government Agency Securities (Cost $19,229)	19,089
	U.S. Treasury Obligations — 1.1%
	U.S. Treasury Bonds
1,513	10.38%, 11/15/12 (c)	1,652
1,437	11.75%, 11/15/14 (c)	1,781
3,592	12.00%, 08/15/13 (c)	4,199
378	U.S. Treasury Notes
	6.50%, 02/15/10	403

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   95

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
	U.S. Treasury STRIPS
120	PO, 08/15/11 (c)	94
756	PO, 02/15/09	660
110	PO, 02/15/11 (c)	88
945	PO, 05/15/12 (c)	717
1,513	PO, 02/15/13	1,101
567	PO, 02/15/14 (c)	392
1,361	PO, 05/15/14	931
1,891	PO, 08/15/14	1,278
1,323	PO,11/15/14 (c)	884
189	PO, 02/15/16	119
	Total U.S. Treasury Obligations (Cost $14,692)	14,299
	Total Long-Term Investments (Cost $1,222,429)	1,202,748

SHARES
Short-Term Investments — 6.7%
Investment Company — 6.7%
86,300	JPMorgan Liquid Assets Money Market Fund (b) (Cost $86,300)	86,300

PRINCIPAL AMOUNT($)
	Investment of Cash Collateral for Securities Loaned — 0.8%
	Certificates of Deposits — 0.1%
730	Credit Suisse First Boston FRN, 4.58%, 10/17/06	730
500	Deutsche Bank New York FRN, 4.66%, 01/22/08	500
500	Societe Generale, New York FRN, 4.56%, 06/20/07	500
		1,730
	Commercial Paper — 0.1%
643	Cedar Springs Capital Company LLC
	4.58%, 04/20/06	643
500	Morgan Stanley FRN, 4.64%, 04/17/06	500
		1,143

	Corporate Notes — 0.2%
600	Bank of America FRN, 4.56%, 11/07/06	600
602	Beta Finance, Inc. FRN, 4.62%, 03/15/07	602
600	CDC Financial Products, Inc. FRN, 4.66%, 03/31/06	600
685	Citigroup Global Markets, Inc. FRN, 4.63%, 03/07/06	685
550	Links Finance LLC FRN, 4.61%, 10/06/06	550
		3,037
	Repurchase Agreements — 0.4%
671	Banc of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $671, collateralized by U.S. Government Agency Mortgages	671
2,000	Barclays Capital, 4.59%, dated 02/28/06, due 03/01/06, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
1,000	Lehman Brothers, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
1,000	Morgan Stanley, 4.58%, dated 02/28/06, due 03/01/06, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
332	UBS Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $332, collateralized by U.S. Government Agency Mortgages	332
		5,003
	Total Investments of Cash Collateral for Securities Loaned (Cost $10,913)	10,913
	Total Investments — 100.4% (Cost $1,319,642)	1,299,961
	Liabilities in Excess of Other Assets — (0.4)%	(4,749)
	NET ASSETS — 100.0%	1,295,212

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Asset Backed Securities — 4.4%
	Advanta Mortgage Loan Trust
189	Series 1999-2, Class A6, 6.82%, 05/25/29	189
389	Series 2000-2, Class A6, SUB, 7.72%, 03/25/15	393
	AmeriCredit Automobile Receivables Trust
450	Series 2002-A, Class A4, 4.61%, 01/12/09	449
305	Series 2002-B, Class A4, 4.46%, 04/12/09	305
110	Series 2002-C, Class A4, 3.55%, 02/12/09	109
500	Amortizing Residential Collateral Trust Series 2002-BC6, Class M1, FRN, 5.33%, 03/25/06	503
484	Capital Auto Receivables Asset Trust Series 2003-1, Class A3A, 2.75%, 04/16/07	482
2,730	Capital One Auto Finance Trust Series 2005-C, Class A4, 4.71%, 06/15/12	2,699
	Capital One Master Trust
1,105	Series 1998-1, Class A, 6.31%, 06/15/11	1,133
1,000	Series 2001-5, Class A, 5.30%, 06/15/09	1,002
1,225	Series 2001-8A, Class A, 4.60%, 08/17/09	1,222
	Capital One Multi-Asset Execution Trust
326	Series 2003-B2, Class B2, 3.50%, 02/17/09	325
45	Series 2003-C2, Class C2, 4.32%, 04/15/09	45
104	Chase Credit Card Master Trust Series 2001-2, Class A, FRN, 4.69%, 03/16/06	104
23	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A4, 4.88%, 08/25/28	23
5,000	CIT Rv Trust Series 1998-A, Class B, 6.29%, 01/15/17	4,462
	Citibank Credit Card Issuance Trust
410	Series 2001-C3, Class C3, 6.65%, 05/15/08	411
3,000	Series 2002-A1, Class A1, 4.95%, 02/09/09	2,997
80	Series 2002-B1, Class B1, FRN, 4.85%, 03/25/06	80
120	Series 2002-C1, Class C1, FRN, 5.70%, 05/07/06	121
50	Series 2002-C3, Class C3, FRN, 5.63%, 03/15/06	51
820	Series 2004-A1, Class A1, 2.55%, 01/20/09	802
1,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	981
	Citibank Credit Card Master Trust I
285	Series 1999-2, Class B, 6.15%, 03/10/11	293
1,500	Series 1999-5, Class A, 6.10%, 05/15/08	1,505
856	Series 1999-5, Class B, 6.30%, 05/15/08	858
954	CNH Equipment Trust Series 2003-B, Class A3B, 2.47%, 01/15/08	945
1,586	Community Program Loan Trust Series 1987-A, Class A4, 4.50%, 10/01/18	1,558
208	CS First Boston Mortgage Securities Corp. Series 2002-HE4, Class AF, 5.51%, 08/25/32	208
	Daimler Chrysler Auto Trust
46	Series 2002-B, Class A4, 3.53%, 12/06/07	46
113	Series 2002-C, Class A4, 3.09%, 01/08/08	112
425	Discover Card Master Trust I Series 2002-2, Class A, 5.15%, 10/15/09	426
408	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-20, Class A6, SUB, 7.49%, 09/25/29	407
490	Fleet Credit Card Master Trust II Series 2001-B, Class A, 5.60%, 12/15/08	491
2,542	Ford Credit Auto Owner Trust Series 2004-A, Class A3, 2.93%, 03/15/08	2,517
47	Harley-Davidson Motorcycle Trust Series 2002-1, Class A2, 4.50%, 01/15/10	47
260	Household Private Label Credit Card Master Note Trust I Series 2002-1, Class A, 5.50%, 01/18/11	261
622	Hyundai Auto Receivables Trust Series 2005-A, Class A2, 3.88%, 06/16/08	618
	MBNA Credit Card Master Note Trust
770	Series 2001-A1, Class A1, 5.75%, 10/15/08	772
215	Series 2001-C1, Class C1, FRN, 5.62%, 03/15/06	215
575	Series 2001-C3, Class C3, 6.55%, 12/15/08	578
130	Series 2002-B1, Class B1, 5.15%, 07/15/09	130
85	Series 2002-C1, Class C1, 6.80%, 07/15/14	91
40	Series 2003-A1, Class A1, 3.30%, 07/15/10	39
1,000	Series 2003-C1, Class C1, FRN, 6.27%, 03/15/06	1,056
	MBNA Master Credit Card Trust USA
65	Series 1999-B, Class C, 6.65%, 08/15/11 (e)	67
345	Series 1999-D, Class B, 6.50%, 11/17/08	346
167	Series 2000-D, Class A, FRN, 4.77%, 09/15/09	167
1,000	Series 2000-D, Class C, 8.40%, 09/15/09 (e)	1,034
552	Onyx Acceptance Grantor Trust Series 2004-B, Class A3, 3.09%, 09/15/08	549
41	PNC Student Loan Trust I Series 1997-2, Class A7, 6.73%, 01/25/07	42
74	Residential Asset Mortgage Products, Inc. Series 2001-RS3, Class AI4, SUB, 6.29%, 03/25/06	74

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   97

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Asset Backed Securities — Continued
		Residential Asset Securities Corp.
257		Series 2000-KS3, Class AI6, 7.81%, 07/25/31	257
157		Series 2000-KS5, Class AII, FRN, 5.06%, 03/25/06	157
136		Series 2001-KS1, Class AI6, 6.35%, 03/25/32	136
123		Residential Funding Mortgage Securities II Series 2000-HI1, Class AI7, SUB, 8.29%, 02/25/25	123
81		SSB Auto Loan Trust Series 2002-1, Class A4, 2.89%, 02/15/09	81
390		Standard Credit Card Master Trust Series 1994-2, Class A, 7.25%, 04/07/08	391
73		Vanderbilt Mortgage Finance Series 1996-A, Class A5, 7.43%, 05/07/26	74
		WFS Financial Owner Trust
7,863		Series 2003-2, Class A4, 2.41%, 12/20/10	7,763
1,277		Series 2003-4, Class A4, 3.15%, 05/20/11	1,254
		Total Asset Backed Securities (Cost $45,590)	44,576
		Collateralized Mortgage Obligations — 9.9%
		Agency CMO — 9.1%
		Federal Home Loan Mortgage Corp.
61		Series 2, Class Z, 9.30%, 03/15/19	66
35		Series 12, Class A, 9.25%, 11/15/19	34
67		Series 16, Class D, 10.00%, 10/15/19	67
88		Series 17, Class I, 9.90%, 10/15/19	87
132		Series 23, Class F, 9.60%, 04/15/20	132
71		Series 26, Class F, 9.50%, 02/15/20	70
15		Series 81, Class A, 8.13%, 11/15/20	15
57		Series 85, Class C, 8.60%, 01/15/21	57
60		Series 99, Class Z, 9.50%, 01/15/21	59
10		Series 159, Class H, 4.50%, 09/15/21	10
15		Series 189, Class D, 6.50%, 10/15/21	15
—	(h)	Series 1045, Class G, IO, HB, 1,066.21%, 02/15/21	—	(h)
15		Series 1053, Class G, 7.00%, 03/15/21	15
42		Series 1056, Class KZ, 6.50%, 03/15/21	42
19		Series 1074, Class H, 8.50%, 05/15/21	19
71		Series 1082, Class C, 9.00%, 05/15/21	71
26		Series 1087, Class I, 8.50%, 06/15/21	26
7		Series 1114, Class E, 8.00%, 07/15/06	7
83		Series 1125, Class Z, 8.25%, 08/15/21	83
80		Series 1142, Class IA, 7.00%, 10/15/21	80
12		Series 1169, Class G, 7.00%, 11/15/21	12
8		Series 1170, Class H, 7.50%, 11/15/06	8
56		Series 1173, Class E, 6.50%, 11/15/21	56
35		Series 1204, Class H, 7.50%, 02/15/07	35
88		Series 1211, Class L, 7.00%, 03/15/07	88
12		Series 1221, Class I, 7.00%, 03/15/07	12
520		Series 1314, Class L, 8.00%, 07/15/07	521
15		Series 1338, Class Q, PO, 08/15/07	15
136		Series 1343, Class LA, 8.00%, 08/15/22	138
49		Series 1386, Class E, IF, 7.31%, 03/15/06	49
82		Series 1389, Class PS, IF, 7.62%, 03/15/06	83
181		Series 1417, Class FA, FRN, 4.10%, 03/15/06	180
48		Series 1424, Class F, FRN, 3.85%, 03/15/06	47
640		Series 1445, Class L, 7.00%, 12/15/07	646
722		Series 1480, Class LZ, 7.50%, 03/15/23	738
27		Series 1515, Class SA, IF, 8.61%, 03/15/06	27
360		Series 1539, Class PL, 6.50%, 03/15/06	361
369		Series 1550, Class SC, IF, 7.25%, 03/15/06	366
255		Series 1565, Class G, 6.00%, 08/15/08	257
32		Series 1575, Class SA, IF, 5.62%, 03/15/06	32
46		Series 1580, Class P, 6.50%, 09/15/08	46
26		Series 1604, Class MB, IF, 9.13%, 03/15/06	27
488		Series 1606, Class H, 6.00%, 11/15/08	491
104		Series 1610, Class PM, 6.25%, 04/15/22	104
318		Series 1612, Class PH, 6.00%, 11/15/08	320
23		Series 1612, Class SD, IF, 9.60%, 03/15/06	24
10		Series 1614, Class J, 6.25%, 11/15/22	10
17		Series 1625, Class SG, IF, 9.37%, 03/15/06	18
619		Series 1626, Class PT, 6.00%, 12/15/08	623
176		Series 1641, Class FA, FRN, 5.57%, 03/15/06	178
53		Series 1659, Class TZ, 6.75%, 01/15/09	54
165		Series 1673, Class H, 6.00%, 11/15/22	166
1,266		Series 1688, Class J, 6.00%, 12/15/13	1,272
57		Series 1693, Class H, 6.00%, 12/15/08	57
428		Series 1701, Class PH, 6.50%, 03/15/09	433
437		Series 1702, Class TJ, 7.00%, 04/15/13	449
486		Series 1754, Class Z, 8.50%, 09/15/24	510
1,022		Series 1779, Class Z, 8.50%, 04/15/25	1,023
27		Series 1807, Class G, 9.00%, 10/15/20	28
39		Series 1838, Class H, 6.50%, 04/15/11	40
8		Series 2496, Class B, 5.50%, 11/15/15	8
10		Series 2512, Class PX, 5.00%, 06/15/18	10
1,000		Series 2617, Class UM, 4.00%, 05/15/15	966
149		Series 2668, Class AD, 4.00%, 01/15/15	145
851		Series 2685, Class MX, 4.00%, 07/15/16	824
1,800		Series 2762, Class LD, 5.00%, 10/15/27	1,776
342		Series 2763, Class TA, 4.00%, 03/15/11	334
6,496		Series 2765, Class CA, 4.00%, 07/15/17	6,250

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,805	Series 2780, Class YP, 7.50%, 08/15/18	1,907
1,000	Series 2786, Class PC, 4.50%, 10/15/16	973
993	Series 2851, Class BD, 4.00%, 02/15/20	960
8,616	Series 2875, Class HA, 4.00%, 11/15/18	8,241
3,500	Series 2962, Class WJ, 5.50%, 06/15/24	3,529
3,225	Series 2993, Class MN, 5.00%, 06/15/23	3,196
	Federal Home Loan Mortgage Corp.—Government National Mortgage Association
2,132	Series 31, Class Z, 8.00%, 04/25/24	2,235
463	Series 56, Class Z, 7.50%, 09/20/26	479
	Federal National Mortgage Association
105	Series 25, Class 1, 6.00%, 02/01/13	104
655	Series 108, Class 1, PO, 03/25/20	581
8	Series 268, Class 2, IO, 9.00%, 02/01/23	2
47	Series 1988-7, Class Z, 9.25%, 04/25/18	50
52	Series 1988-13, Class C, 9.30%, 05/25/18	56
44	Series 1988-15, Class A, 9.00%, 06/25/18	47
53	Series 1988-16, Class B, 9.50%, 06/25/18	57
32	Series 1989-2, Class D, 8.80%, 01/25/19	34
111	Series 1989-27, Class Y, 6.90%, 06/25/19	112
25	Series 1989-54, Class E, 8.40%, 08/25/19	26
26	Series 1989-66, Class J, 7.00%, 09/25/19	27
21	Series 1989-70, Class G, 8.00%, 10/25/19	22
442	Series 1989-72, Class E, 9.35%, 10/25/19	477
56	Series 1989-89, Class H, 9.00%, 11/25/19	59
29	Series 1989-96, Class H, 9.00%, 12/25/19	31
35	Series 1990-7, Class B, 8.50%, 01/25/20	37
29	Series 1990-12, Class G, 4.50%, 02/25/20	28
770	Series 1990-19, Class G, 9.75%, 02/25/20	832
103	Series 1990-58, Class J, 7.00%, 05/25/20	106
100	Series 1990-61, Class H, 7.00%, 06/25/20	103
50	Series 1990-106, Class J, 8.50%, 09/25/20	53
20	Series 1990-109, Class J, 7.00%, 09/25/20	20
65	Series 1990-111, Class Z, 8.75%, 09/25/20	68
28	Series 1990-117, Class E, 8.95%, 10/25/20	30
29	Series 1990-123, Class G, 7.00%, 10/25/20	30
29	Series 1990-132, Class Z, 7.00%, 11/25/20	30
1,128	Series 1990-137, Class X, 9.00%, 12/25/20	1,213
10	Series 1991-53, Class J, 7.00%, 05/25/21	10
15	Series 1991-72, Class G, 8.00%, 07/25/06	15
13	Series 1991-114, Class C, 8.50%, 09/25/06	13
132	Series 1991-130, Class C, 9.00%, 09/25/21	140
28	Series 1992-18, Class HC, 7.50%, 03/25/07	29
188	Series 1992-68, Class M, 8.00%, 05/25/07	190
580	Series 1992-81, Class ZB, 8.50%, 04/25/22	599
11	Series 1992-96, Class B, PO, 05/25/22	9
576	Series 1992-138, Class G, 7.50%, 08/25/22	582
715	Series 1993-68, Class PL, 7.00%, 05/25/08	723
411	Series 1993-71, Class PH, 6.50%, 05/25/08	414
391	Series 1993-78, Class H, 6.50%, 06/25/08	394
391	Series 1993-101, Class PJ, 7.00%, 06/25/08	395
2,416	Series 1993-129, Class H, 6.50%, 08/25/08	2,439
560	Series 1993-134, Class H, 6.50%, 08/25/08	566
38	Series 1993-140, Class H, 6.50%, 03/25/13	38
980	Series 1993-154, Class H, 6.00%, 08/25/08	985
20	Series 1993-165, Class SN, IF, 6.95%, 03/25/06	20
12	Series 1993-170, Class K, 6.25%, 07/25/08	12
17	Series 1993-192, Class SC, IF, 7.49%, 10/25/08	17
33	Series 1993-196, Class FA, FRN, 4.20%, 03/25/06	32
4	Series 1993-204, Class VD, 5.95%, 06/25/06	4
500	Series 1993-220, Class PJ, 6.00%, 11/25/13	507
10	Series 1993-225, Class MC, PO, 11/25/23	9
16	Series 1993-231, Class SB, IF, 7.30%, 12/25/08	16
1	Series 1993-233, Class SC, IF, 7.21%, 12/25/08	1
162	Series 1993-235, Class G, PO, 09/25/23	137
120	Series 1994-1, Class K, 6.50%, 06/25/13	119
1,674	Series 1994-7, Class PG, 6.50%, 01/25/09	1,691
88	Series 1994-12, Class C, 6.25%, 01/25/09	88
33	Series 1994-20, Class Z, 6.50%, 02/25/09	34
179	Series 1994-32, Class Z, 6.50%, 03/25/09	181
203	Series 1994-33, Class H, 6.00%, 03/25/09	204
1,022	Series 1994-62, Class PH, 6.90%, 11/25/23	1,034
1,971	Series 1995-13, Class D, 6.50%, 09/25/08	1,990
177	Series 1995-13, Class K, 6.50%, 10/25/08	178
24	Series 1995-23, Class OB, PO, 10/25/07	24
118	Series 1997-42, Class PB, 7.50%, 03/18/12	118
12	Series 1997-46, Class PN, 6.50%, 07/18/12	12
36	Series 1997-55, Class B, 7.00%, 02/18/27	37
4	Series 1997-67, Class GA, 4.00%, 02/25/09	4
38	Series 2001-4, Class EP, PO, 03/25/28	37
180	Series 2001-7, Class PQ, 6.00%, 10/25/15	180
1,357	Series 2001-61, Class VA, 7.00%, 07/25/12	1,370
1,355	Series 2001-69, Class VA, 5.50%, 11/25/12	1,356
10,000	Series 2003-113, Class PC, 4.00%, 03/25/15	9,656
5,000	Series 2003-84, Class GC, 4.50%, 05/25/15	4,888
2,900	Series 2005-40, Class YA, 5.00%, 09/25/20	2,875
3,000	Series 2005-47, Class AN, 5.00%, 12/25/16	2,976
693	Series 2005-48, Class OM, 5.00%, 03/25/30	680
4,864	Series 2005-68, Class JK, 5.25%, 05/25/35	4,808

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   99

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
27	Series B, Class 1, 6.00%, 05/01/09	27
42	Series G-11, Class Z, 8.50%, 05/25/21	46
24	Series G-22, Class ZT, 8.00%, 12/25/16	25
56	Series G-41, Class PT, 7.50%, 10/25/21	58
82	Series G92-35, Class E, 7.50%, 07/25/22	85
41	Series G92-40, Class ZC, 7.00%, 07/25/22	42
420	Series G92-44, Class ZQ, 8.00%, 07/25/22	443
91	Series G92-54, Class ZQ, 7.50%, 09/25/22	95
13	Federal National Mortgage Association Whole Loan Series 1995-W3, Class A, 9.00%, 04/25/25	14
	Government National Mortgage Association
299	Series 1997-12, Class D, 7.50%, 09/20/27	303
2,095	Series 2002-71, Class VJ, 6.00%, 12/20/14	2,102
61	Vendee Mortgage Trust Series 1994-3C, Class 3, 9.78%, 03/15/21	66
		92,709
	Non-Agency CMO — 0.8%
558	ABN Amro Mortgage Corp. Series 2003-7, Class A3, 4.50%, 07/25/18	538
1,570	Bear Stearns Adjustable Rate Mortgage Trust Series 2003-7, Class 3A, VAR, 4.95%, 03/25/06	1,533
91	Citicorp Mortgage Securities, Inc. Series 1994-3, Class A4, 6.50%, 02/25/24	90
1,223	Countrywide Alternative Loan Trust Series 2003-J3, Class 2A1, 6.25%, 12/25/33	1,223
	GMAC Mortgage Corp. Loan Trust
68	Series 2003-J1, Class A3, 5.25%, 03/25/18	68
771	Series 2003-J4, Class 2A1, 4.75%, 09/25/18	751
66	Impac CMB Trust Series 2003-3, Class M1, FRN, 5.86%, 03/25/06	66
34	Kidder Peabody Mortgage Assets Trust Series A, Class A1, 6.50%, 02/22/17	35
2,300	MASTR Asset Securitization Trust Series 2003-4, Class 2A2, 5.00%, 05/25/18	2,280
21	Merrill Lynch Trust Series 44, Class G, 9.00%, 08/20/20	21
	Paine Webber CMO Trust
5	Series J, Class 3, 8.80%, 05/01/18	5
31	Series L, Class 4, 8.95%, 07/01/18	32
1,000	Residential Accredit Loans, Inc. Series 2003-QR24, Class A7, 4.00%, 07/25/33	944
29	Salomon Brothers Mortgage Securities VII Series 2000-UP1, Class A2, 8.00%, 09/25/30	30
14	Structured Mortage Asset Residential Trust Series 1993-2A, Class AE, 7.60%, 03/25/09	13
265	Wells Fargo Mortgage Backed Securities Trust Series 2003-K, Class 1A2, FRN, 4.49%, 03/25/06	254
		7,883
	Total Collateralized Mortgage Obligations (Cost $100,991)	100,592
	Commercial Mortgage Backed Securities — 0.1%
800	Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A2, 3.70%, 02/13/46	775
294	Commercial Mortgage Acceptance Corp. Series 1998-C2, Class A2, 6.03%, 09/15/30	298
	Total Commercial Mortgage Backed Securities (Cost $1,108)	1,073
	Corporate Bonds — 25.9%
	Airlines — 0.3%
726	American Airlines, Inc. FRN, 5.12%, 09/23/07	728
1,077	Southwest Airlines Co. Series 2001-1, 5.10%, 05/01/06	1,078
1,206	United Airlines, Inc. Series 2001-1, 6.20%, 09/01/08	1,209
		3,015
	Automobiles — 0.4%
570	American Honda Finance Corp.
	3.85%, 11/06/08 (e)	551
4,000	Daimler Chrysler NA Holding Corp.
	4.05%, 06/04/08	3,883
		4,434
	Capital Markets — 4.9%
	Bear Stearns Cos., Inc. (The)
2,975	4.00%, 01/31/08	2,915
610	6.75%, 12/15/07	626
600	7.00%, 03/01/07	610
	Credit Suisse First Boston USA, Inc.
1,115	4.70%, 06/01/09	1,100
5,800	7.75%, 05/15/06 (e)	5,831
2,000	Deutsche Bank Financial, Inc.
	6.70%, 12/13/06	2,023
551	Donaldson Lufkin & Jenrette, Inc.
	6.90%, 10/01/07	566
	Goldman Sachs Group LP
120	7.20%, 11/01/06 (e)	122
2,100	7.20%, 03/01/07 (e)	2,143

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Goldman Sachs Group, Inc.
2,000	3.88%, 01/15/09	1,933
2,000	6.65%, 05/15/09	2,082
500	Series A, 6.50%, 02/25/09 (e)	518
	Lehman Brothers Holdings, Inc.
1,000	8.25%, 06/15/07	1,036
941	8.50%, 05/01/07	975
	Lehman Brothers, Inc.
1,000	6.63%, 02/15/08	1,027
4,920	7.38%, 01/15/07	5,003
1,267	7.63%, 06/01/06	1,275
	Merrill Lynch & Co., Inc.
5,000	5.36%, 02/01/07	4,993
1,058	7.00%, 03/15/06	1,059
2,058	Class B, 8.00%, 06/01/07	2,123
3,850	Morgan Stanley
	5.80%, 04/01/07 (c)	3,875
	Morgan Stanley Group, Inc.
515	6.88%, 03/01/07	523
1,500	8.33%, 01/15/07	1,542
	National Rural Utilities Cooperative Finance Corp.
465	3.25%, 10/01/07	452
645	6.00%, 05/15/06	646
1,000	7.30%, 09/15/06	1,012
	TIAA Global Markets, Inc.
450	4.13%, 11/15/07 (e)	442
3,330	5.00%, 03/01/07 (e)	3,319
		49,771
	Commercial Banks — 5.4%
235	Bank of America Corp. Class E, 7.13%, 04/30/06	236
1,000	Bank of New York Co., Inc. (The)
	5.20%, 07/01/07	1,000
	BankAmerica Corp.
685	6.63%, 08/01/07	698
362	6.63%, 10/15/07	370
477	7.13%, 05/01/06	479
1,790	7.13%, 03/01/09	1,884
388	7.13%, 10/15/11	423
103	Bankers Trust Corp. Series A, 6.70%, 10/01/07	106
1,000	Bayerische Landesbank/New York
	2.50%, 03/30/06	998
1,050	Series YDPN, 5.88%, 12/01/08	1,069
500	BB&T Corp.
	7.25%, 06/15/07	512
	Caterpillar Financial Services Corp.
4,000	3.80%, 02/08/08	3,899
1,300	4.50%, 09/01/08	1,280
	FleetBoston Financial Corp.
470	6.50%, 03/15/08	482
1,930	7.13%, 04/15/06	1,935
250	8.63%, 01/15/07	257
700	HBOS plc (United Kingdom)
	3.13%, 01/12/07 (e)	689
660	HSBC Bank USA
	7.00%, 11/01/06	668
	KEY Bank NA
1,500	7.13%, 08/15/06	1,512
1,465	7.55%, 09/15/06	1,482
2,000	Series I, 7.13%, 08/15/06	2,017
	Keycorp
860	6.75%, 03/15/06	861
1,000	7.50%, 06/15/06	1,006
3,850	Series G, 3.05%, 11/22/06	3,788
5,000	M&I Marshall & Ilsley Bank
	3.80%, 02/08/08	4,882
1,380	Marshall & Ilsley Corp. Series E, 5.75%, 09/01/06	1,384
300	Mellon Bank NA
	7.00%, 03/15/06	300
540	National City Bank of Indiana
	2.38%, 08/15/06	533
460	PNC Funding Corp.
	6.88%, 07/15/07	470
2,800	Royal Bank of Canada (Canada)
	3.88%, 05/04/09	2,702
750	Sovran Financial Corp.
	9.25%, 06/15/06	757
	Suntrust Bank
520	2.50%, 11/01/06	511
2,250	7.25%, 09/15/06	2,274
3,000	US Bank
	3.70%, 08/01/07	2,945
4,766	Wachovia Corp.
	7.50%, 07/15/06	4,806

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   101

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
	Wells Fargo & Co.
3,921	7.13%, 08/15/06	3,956
2,000	Series G, 6.88%, 08/08/06	2,014
		55,185
	Computers & Peripherals — 0.4%
4,300	International Business Machines Corp.
	3.80%, 02/01/08	4,199
	Consumer Finance — 2.3%
	American General Finance Corp.
120	Series H, 3.00%, 11/15/06	118
500	Series H, 4.50%, 11/15/07	495
	Beneficial Corp.
1,500	6.47%, 11/17/08	1,542
1,000	Series H, 6.94%, 12/15/06	1,011
500	Series H, 7.00%, 02/12/07	504
2,600	Ford Motor Credit Co.
	6.50%, 01/25/07 (c)	2,568
2,000	General Motors Acceptance Corp.
	6.13%, 01/22/08 (c)	1,886
	HSBC Finance Corp.
506	6.88%, 03/01/07	513
1,000	7.20%, 07/15/06	1,008
1,975	7.25%, 05/15/06	1,984
600	7.88%, 03/01/07	615
3,450	John Deere BV (Netherlands)
	5.88%, 04/06/06	3,454
	John Deere Capital Corp.
3,500	3.88%, 03/07/07	3,456
435	6.85%, 03/15/06	435
450	Series D, 5.50%, 09/01/06	451
1,800	Series D, 3.63%, 05/25/07	1,767
1,300	SLM Corp. Series A, 3.50%, 09/30/06	1,287
		23,094
	Diversified Financial Services — 6.8%
	Associates Corp. of North America
340	8.55%, 07/15/09	375
1,975	Series H, 7.50%, 05/10/06	1,984
	Citicorp
5,000	7.04%, 04/25/06	5,015
1,154	7.13%, 05/15/06	1,159
2,365	7.75%, 06/15/06	2,382
441	Series C, 6.75%, 10/15/07	452
545	Series C, 7.00%, 07/01/07	557
	Citigroup, Inc.
374	5.75%, 05/10/06	375
710	8.63%, 02/01/07	731
	General Electric Capital Corp.
950	8.30%, 09/20/09	1,044
2,000	8.63%, 06/15/08	2,143
2,562	8.75%, 05/21/07	2,670
2,217	8.85%, 03/01/07	2,292
2,800	Series A, 3.50%, 05/01/08 (c)	2,712
2,000	Series A, 4.25%, 01/15/08	1,970
2,000	Series A, 5.00%, 02/15/07 (c)	1,999
3,000	Series A, 5.00%, 06/15/07 (c)	2,996
3,300	Series A, 8.70%, 03/01/07	3,407
4,150	Series A, SUB, 8.13%, 04/01/08	4,389
1,400	International Lease Finance Corp.
	4.50%, 05/01/08	1,379
	John Hancock Global Funding II
1,000	3.50%, 01/30/09 (e)	955
168	5.63%, 06/27/06 (e)	168
	MassMutual Global Funding II
600	2.55%, 07/15/08 (e)	565
3,765	3.25%, 06/15/07 (e)	3,662
1,000	5.08%, 03/05/07 (e)	996
1,000	MBIA Global Funding LLC
	2.88%, 11/30/06 (e)	982
4,000	New York Life Global Funding
	3.88%, 01/15/09 (e)	3,865
	Pitney Bowes Credit Corp.
2,100	5.75%, 08/15/08	2,124
5,352	8.63%, 02/15/08	5,696
	Pricoa Global Funding I
1,510	3.90%, 12/15/08 (e)	1,458
3,000	4.35%, 06/15/08 (e)	2,942
	Principal Life Global Funding I
1,000	5.13%, 06/28/07 (e)	995
310	6.13%, 03/01/06 (e)	310
	USAA Capital Corp.
600	6.58%, 10/01/07 (e)	613
175	Series B, 4.64%, 12/15/09 (e)	173
635	Series B, 5.59%, 12/20/06 (e)	637
985	Series B, 7.05%, 11/08/06 (e)	998

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
	Wells Fargo Financial, Inc.
1,900	6.85%, 07/15/09	1,993
242	7.20%, 05/01/07	248
		69,411
	Diversified Telecommunication Services — 0.6%
1,050	AT&T, Inc.
	5.75%, 05/02/06 (c)	1,051
2,870	GTE Corp. Rev., 6.46%, 04/15/08	2,923
1,500	SBC Communications Capital Corp. Series D, 6.79%, 07/13/07	1,526
500	Southwestern Bell Telephone Series C, 5.95%, 10/15/07	504
500	Sprint Capital Corp.
	6.00%, 01/15/07	503
		6,507
	Electric Utilities — 0.3%
500	Constellation Energy Group, Inc.
	6.13%, 09/01/09	511
3,000	Duke Energy Corp.
	4.20%, 10/01/08 (c)	2,920
		3,431
	Food & Staples Retailing — 0.4%
	Kroger Co. (The)
250	7.63%, 09/15/06	253
225	8.15%, 07/15/06	227
3,700	Wal-Mart (Canada)
	5.58%, 05/01/06 (e)	3,705
		4,185
	Food Products — 0.2%
1,500	General Mills, Inc. Series B, 8.13%, 11/20/06	1,527
	Insurance — 1.9%
1,000	AIG SunAmerica Global Financing VII
	5.85%, 08/01/08 (e)	1,014
10,000	AIG Sun-America Global Financing IX
	5.10%, 01/17/07 (e)	9,990
	ASIF Global Financing
1,185	2.50%, 01/30/07 (e)	1,156
900	3.90%, 10/22/08 (e)	871
1,000	Jackson National Life Global Funding
	3.50%, 01/22/09 (e)	953
500	Metropolitan Life Global Funding
	2.60%, 06/19/08 (e)	471
125	Monumental Global Funding II
	3.45%, 11/30/07 (e)	121
1,000	Monumental Global Funding III
	5.20%, 01/30/07 (e)	998
1,085	Pacific Life Global Funding
	3.75%, 01/15/09 (e)	1,055
2,000	Protective Life US Funding Trust
	5.88%, 08/15/06 (e)	2,007
400	Travelers Property Casualty Corp.
	6.75%, 11/15/06	402
		19,038
	Machinery — 0.0% (g)
247	Caterpillar, Inc.
	9.00%, 04/15/06	248
	Media — 0.0% (g)
350	Time Warner Cos., Inc.
	8.11%, 08/15/06	354
	Oil, Gas & Consumable Fuels — 0.3%
1,500	Occidental Petroleum Corp.
	4.00%, 11/30/07	1,471
282	Union Oil Co. Of California
	6.50%, 05/01/08	290
1,000	Union Texas Petroleum Holdings, Inc.
	8.50%, 04/15/07	1,034
		2,795
	Paper & Forest Products — 0.2%
690	International Paper Co.
	4.25%, 01/15/09	667
	Willamette Industries, Inc.
750	Series C, 6.45%, 06/18/09	772
1,000	Series C, 6.45%, 07/14/09	1,032
		2,471
	Road & Rail — 0.3%
1,440	Burlington Northern Santa Fe Corp.
	6.13%, 03/15/09	1,478
2,000	Union Pacific Corp.
	6.79%, 11/09/07	2,051
		3,529

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   103

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — 1.2%
	Countrywide Home Loans, Inc.
1,750	5.63%, 05/15/07	1,760
1,788	Series E, 6.94%, 07/16/07	1,826
120	Series E, 7.20%, 10/30/06	121
2,889	Series K, 5.50%, 02/01/07	2,894
443	Golden State Bancorp, Inc.
	10.00%, 10/01/06	455
	Washington Mutual, Inc.
1,820	4.20%, 01/15/10 (c)	1,752
3,400	5.63%, 01/15/07	3,410
		12,218
	Total Corporate Bonds (Cost $269,150)	265,412
	Mortgage Pass-Through Securities — 3.8%
	Federal Home Loan Mortgage Corp. Gold Pools
257	5.50%, 09/01/06 – 11/01/12	259
1,745	6.00%, 07/01/08 – 07/01/32	1,765
227	6.25%, 07/01/09	228
1,345	6.50%, 10/01/08 – 02/01/21	1,376
1,420	7.00%, 03/01/07 – 03/01/14	1,460
1,917	7.50%, 12/01/06 – 07/01/08	1,991
724	8.00%, 10/01/06 – 04/01/17	757
293	8.50%, 02/01/08 – 11/01/05	297
	Federal Home Loan Mortgage Corp. Conventional Pools
188	ARM, 4.56%, 12/01/17	186
891	ARM, 4.68%, 03/01/35	879
28	ARM, 5.32%, 09/01/25	28
322	ARM, 5.71%, 01/01/27	329
415	ARM, 5.74%, 12/01/27	424
28	ARM, 6.29%, 01/01/27	28
5	7.50%, 05/01/08	5
2,092	8.00%, 06/01/07 – 05/01/19	2,127
152	8.25%, 08/01/06 – 08/01/17	156
179	8.50%, 12/01/07 – 11/01/19	183
459	8.75%, 05/01/09 – 05/01/11	468
44	9.00%, 09/01/09 – 11/01/09	47
	Federal National Mortgage Association Various Pools
2,024	4.00%, 07/01/13	1,950
77	ARM, 4.10%, 01/01/19	78
100	ARM, 4.45%, 07/01/27	100
2,270	4.50%, 11/01/14	2,227
63	ARM, 4.50%, 11/01/16	64
54	ARM, 4.86%, 08/01/17	54
2,441	ARM, 4.89%, 12/01/35	2,412
172	5.00%, 12/01/13	170
31	ARM, 5.16%, 08/01/19	31
163	ARM, 5.18%, 06/01/27	167
183	ARM, 5.37%, 03/01/19	185
2,187	5.50%, 10/01/08 – 08/01/34	2,166
6	ARM, 5.83%, 10/01/27	6
26	ARM, 5.84%, 05/01/25	27
1,373	6.00%, 01/01/09 – 07/01/19	1,370
5,108	6.50%, 02/01/08 – 03/01/26	5,232
14	ARM, 6.47%, 10/01/25	14
889	7.00%, 11/01/07 – 08/01/21	915
1,379	7.50%, 01/01/07 – 06/01/16	1,415
1,145	8.00%, 07/01/07 – 12/01/30	1,198
602	8.50%, 01/01/10 – 03/01/27	628
419	9.00%, 02/01/10 – 02/01/31	457
124	9.50%, 12/01/09 – 07/01/28	136
28	10.00%, 02/01/24	30
	Government National Mortgage Association Various Pools
7	ARM, 4.13%, 03/20/16	7
459	ARM, 4.37%, 01/20/16 – 01/20/28	461
373	ARM, 4.75%, 08/20/16 – 09/20/22	375
27	ARM, 5.00%, 08/20/18	27
369	ARM, 5.13%, 11/20/15 – 11/20/25	372
15	ARM, 5.25%, 08/20/21	15
160	6.00%, 04/15/14 – 11/20/14	165
560	6.50%, 07/15/08 – 07/15/09	566
45	7.00%, 03/15/07 – 01/15/09	46
61	7.50%, 09/20/28	63
287	8.00%, 07/15/06 – 06/15/28	303
206	8.50%, 03/20/25 – 04/20/25	223
297	9.00%, 09/15/06 – 10/15/26	310
1,263	9.50%, 07/15/20 – 12/15/25	1,392
119	12.00%, 11/15/19	135
	Total Mortgage Pass-Through Securities (Cost $37,948)	38,485
	U.S. Government Agency Securities — 28.3%
	Federal Farm Credit Bank
500	2.74%, 02/02/07	489
500	3.01%, 08/06/07	487
300	3.05%, 07/07/08	288
400	3.63%, 12/24/07	391

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
	Federal Home Loan Bank System
4,000	2.35%, 01/16/07	3,912
300	2.35%, 03/30/07	292
500	2.38%, 12/26/06	490
500	2.49%, 04/13/07	487
300	2.70%, 07/07/08	285
20,000	2.75%, 05/15/06	19,915
1,000	2.75%, 06/04/07	973
3,000	2.87%, 07/02/08	2,866
2,000	2.88%, 02/15/07 (c)	1,962
14,000	2.88%, 09/15/06	13,852
635	3.00%,10/30/07	616
4,000	3.00%, 01/08/08	3,866
30,000	3.00%, 05/15/06	29,887
800	3.00%, 06/18/08	767
500	3.00%, 07/09/08	479
500	3.00%, 07/14/08	479
750	3.00%, 12/17/08	713
1,090	3.01%, 06/25/07	1,064
500	3.01%, 01/18/08	483
1,750	3.02%, 04/22/08	1,684
500	3.03%, 06/30/08	479
555	3.05%, 06/12/08	533
500	3.10%, 05/21/07	489
600	3.13%, 02/07/07	590
2,000	3.13%, 06/29/07	1,954
415	3.13%, 12/30/08	395
550	3.17%, 09/25/07	536
500	3.25%, 06/12/08	482
500	3.25%, 12/18/08	478
500	3.25%, 01/09/09	478
840	3.30%, 03/04/08	815
500	3.31%, 01/23/09	478
450	3.31%, 04/14/09	429
875	3.32%, 12/18/07	851
1,800	3.33%, 06/10/08	1,739
500	3.33%, 12/19/08	479
1,720	3.35%, 12/26/08	1,649
735	3.38%, 07/30/08	709
500	3.38%, 10/22/07	488
600	3.45%, 12/05/08	577
5,000	3.50%, 08/15/06	4,969
440	3.50%, 05/20/08	427
500	3.56%, 01/30/09	481
500	3.63%, 04/22/09	481
1,470	3.63%, 08/13/08	1,426
100	6.03%, 01/30/08	102
835	6.67%, 06/23/06	840
	Federal Home Loan Mortgage Corp.
6,000	2.88%, 05/15/07 (c)	5,856
4,000	3.00%, 01/22/08	3,863
700	3.00%, 04/30/07	685
500	3.00%, 07/08/08	479
1,700	3.00%, 09/18/07	1,652
1,285	3.00%, 11/28/08	1,222
255	3.05%, 01/02/07	251
420	3.05%, 09/10/07	409
1,000	3.50%, 09/27/07	979
989	3.50%, 08/27/08	956
1,950	3.50%, 03/25/09	1,871
1,704	4.35%, 11/21/06	1,697
20,000	5.50%, 07/15/06	20,044
750	SUB, 3.13%, 02/09/07	735
240	SUB, 3.50%, 04/28/09	230
	Federal National Mortgage Association
180	2.28%, 01/16/07	176
20,000	2.38%, 02/15/07	19,525
2,992	2.50%, 05/12/06	2,978
30,000	2.50%, 06/15/06 (c)	29,798
500	2.65%, 06/30/08	475
500	2.65%, 07/16/07	485
10,000	3.00%, 06/04/08	9,595
1,000	3.00%, 06/11/08	959
2,860	3.00%, 06/12/08	2,724
70,000	3.13%, 07/15/06 (c)	69,550
1,250	3.15%, 05/27/09	1,184
500	3.50%, 07/24/08	484
1,000	6.92%, 03/19/07	1,020
	Total U.S. Government Agency Securities (Cost $291,944)	289,963
	U.S. Treasury Obligations — 26.3%
	U.S. Treasury Inflation Indexed Bonds
1,218	3.63%, 01/15/08	1,261
3,600	3.88%, 01/15/09	3,809
994	4.25%, 01/15/10	1,083
	U.S. Treasury Notes
8,676	2.38%, 08/31/06 (c)	8,575
10,000	2.50%, 10/31/06 (c)	9,854
18,500	2.63%, 11/15/06	18,230
5,000	2.75%, 08/15/07 (c)	4,863

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   105

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
6,000	3.00%, 02/15/08	5,813
17,000	3.13%, 05/15/07 (c)	16,685
4,000	3.13%, 10/15/08	3,849
4,000	3.13%, 04/15/09 (c)	3,824
30,000	3.25%, 08/15/08 (c) (m)	29,024
5,000	3.38%, 02/15/08 (c)	4,879
5,000	3.50%, 05/31/07 (c)	4,926
23,000	3.63%, 04/30/07 (c)	22,713
2,000	3.88%, 05/15/09 (c)	1,954
10,000	4.00%, 08/31/07 (c)	9,898
15,000	4.25%, 10/31/07 (c)	14,892
53,000	4.38%, 05/15/07 (m)	52,789
22,000	5.63%, 05/15/08 (m)	22,433
5,000	6.13%, 08/15/07	5,099
22,785	6.50%, 10/15/06 (c)	23,022
	Total U.S. Treasury Obligations (Cost $274,267)	269,475
	Foreign Government Securities — 0.5%
5,061	Government Trust Certificate (Turkey) Zero Coupon, 05/15/06	5,013
400	Province of Quebec (Canada)
	7.00%, 01/30/07	407
	Total Foreign Government Securities (Cost $5,434)	5,420
	Supranational — 0.2%
	International Bank for Reconstruction & Development
544	Zero Coupon, 08/15/08	480
1,500	5.05%, 05/29/08	1,497
	(Cost $2,006)	1,977
	Total Long-Term Investments (Cost $1,028,438)	1,016,973
	Investments of Cash Collateral for Securities Loaned — 17.6%
	Asset Backed Securities — 1.3%
4,874	Countrywide Home Loans, Inc. FRN, 4.69%, 12/28/07	4,874
3,000	MABS, Series 2006-NC1, Class A1 FRN, 4.65%, 02/25/08	3,000
5,000	GSAA, Series 2006-3, Class A1 FRN, 4.65%, 02/22/08	5,000
		12,874
	Certificates of Deposits — 2.4%
9,996	Bank of New York FRN, 4.72%, 05/02/08	9,995
5,000	Canadian Imperial Bank NY FRN, 4.63%, 04/02/07	5,000
10,000	Credit Suisse First Boston, NY FRN,
	4.58%, 10/17/06	10,000
		24,995
	Commercial Paper — 0.6%
6,177	Cedar Springs Capital Company LLC 4.58%, 04/20/06	6,177
	Corporate Notes — 7.7%
10,000	Bank of America FRN, 4.56%, 11/07/06	10,000
8,000	Beta Finance, Inc. FRN, 4.62%, 01/15/08	8,000
5,000	CDC Financial Products, Inc. FRN, 4.66%, 03/31/06	5,000
8,000	Dorada Finance, Inc. FRN, 4.62%, 01/14/08	8,000
10,000	General Electric Capital Corp. FRN, 4.70%, 03/29/06	10,000
13,000	Lehman Brothers Holdings, Inc. FRN, 4.71%, 05/31/06	13,000
5,001	Links Finance LLC FRN, 4.61%, 10/06/06	5,001
10,000	U.S. Bank FRN, 4.66%, 07/28/06	10,000
10,000	World Savings Bank FSB FRN, 4.49%, 09/15/06	10,000
		79,001
	Repurchase Agreements — 5.6%
27,609	Banc of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $27,613, collateralized by U.S. Government Agency Mortgages.	27,609
15,000	Barclays Capital, 4.59%, dated 02/28/06, due 03/01/06, repurchase price $15,002, collateralized by U.S. Government Agency Mortgages.	15,000
15,000	Morgan Stanley, 4.58%, dated 02/28/06, due 03/01/06, repurchase price $15,002, collateralized by U.S. Government Agency Mortgages.	15,000
		57,609
	Total Investments of Cash Collateral for Securities Loaned (Cost $180,656)	180,656
	Total Investments — 117.0% (Cost $1,209,094)	1,197,629
	Liabilities in Excess of Other Assets — (17.0)%	(174,357)
	NET ASSETS — 100.0%	1,023,272

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	U.S. Government Agency Securities — 29.8%
	Federal Farm Credit Bank
800	5.75%, 01/25/08	812
3,000	5.83%, 02/11/08	3,051
360	6.20%, 11/30/09	375
500	6.27%, 01/26/16	553
300	6.52%, 09/24/07	307
1,720	6.82%, 03/16/09	1,811
855	6.90%, 09/01/10	924
	Federal Home Loan Bank
16,000	2.45%, 03/23/07	15,593
250	5.49%, 12/22/08	252
8,000	5.61%, 02/11/09	8,147
1,265	5.93%, 04/09/08	1,290
675	6.20%, 06/02/09	699
1,000	6.50%, 11/13/09	1,052
100	7.03%, 07/14/09	106
690	7.38%, 02/12/10	749
5,000	5.75%, 05/15/12 (c)	5,220
1,555	New Valley Generation I
	7.30%, 03/15/19	1,769
	Total U.S. Government Agency Securities (Cost $42,901)	42,710
	U.S. Treasury Obligations — 68.8%
38,250	U.S. Treasury Bonds
	10.38%, 11/15/12 (c) (m)	41,760
	U.S. Treasury Notes
20,000	2.38%, 08/15/06 (c)	19,790
12,400	2.50%, 10/31/06 (c)	12,219
3,730	3.13%, 05/15/07 (c)	3,661
16,000	3.50%, 02/15/10 (c)	15,340
6,000	4.00%, 04/15/10	5,856
	Total U.S. Treasury Obligations (Cost $101,597)	98,626
	Total Long-Term Investments (Cost $144,498)	141,336

SHARES
Short-Term Investments — 0.2%
Investment Company — 0.2%
204	JPMorgan 100% U.S. Treasury Securities Money Market Fund (b) (Cost $204)	204

PRINCIPAL AMOUNT($)
	Investment of Cash Collateral for Securities Loaned — 32.4%
	Repurchase Agreements — 32.4%
9,000	Bank of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $9,001 collateralized by U.S. Government Agency Mortgages	9,000
9,000	Barclays Capital, 4.59%, dated 02/28/06, due 03/01/06, repurchase price $9,001 collateralized by U.S. Government Agency Mortgages	9,000
10,000	Lehman Brothers, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
8,500	Morgan Stanley, 4.58%, dated 02/28/06, due 03/01/06, repurchase price $8,501 collateralized by U.S. Government Agency Mortgages	8,500
9,950	UBS Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $9,951 collateralized by U.S. Government Agency Mortgages	9,950
	Total Investment of Cash Collateral for Securities Loaned (Cost $46,450)	46,450
	Total Investments — 131.2% (Cost $191,152)	187,990
	Liabilities in Excess of Other Assets — (31.2)%	(44,673)
	NET ASSETS — 100.0%	143,317

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   107

JPMorgan Ultra Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 88.4%
	Asset Backed Securities — 17.9%
	ACE Securities Corp.
11,710	Series 2001-HE1, Class M1, FRN, 5.57%, 11/20/31	11,717
4,303	Series 2002-HE3, Class M1, FRN, 5.78%, 10/25/32	4,347
502	Advanta Mortgage Loan Trust Series 1999-4, Class A, FRN, 4.96%, 11/25/29	503
666	Aegis Asset-Backed Securities Trust Series 2004-1, Class A, FRN, 4.93%, 04/25/34	667
465	American Business Financial Services Series 1998-4, Class A2, FRN, 6.48%, 01/25/30 (m)	465
1,177	American Residential Home Equity Loan Trust Series 1998-1, Class M1, FRN, 5.26%, 05/25/29	1,179
3,525	AmeriCredit Automobile Receivables Trust Series 2002-D, Class A4, 3.40%, 04/13/09	3,501
	Amortizing Residential Collateral Trust
127	Series 2002-BC4, Class A, FRN, 4.87%, 07/25/32	126
10,000	Series 2002-BC6, Class M1, FRN, 5.33%, 08/25/32	10,057
8,640	Series 2002-BC9, Class M1, FRN, 5.68%, 12/25/32	8,683
	Amresco Residential Securities Mtg Loan Trust
544	Series 1997-1, Class M1A, FRN, 5.09%, 03/25/27	544
1,505	Series 1997-2, Class M1A, FRN, 5.14%, 06/25/27	1,505
5,301	Series 1998-1, Class M1A, FRN, 5.23%, 01/25/28	5,302
3,611	Series 1998-3, Class M1A, FRN, 5.21%, 09/25/28	3,612
5,000	Asset Backed Securities Corp Home Equity Series 2003-HE7, Class M2, FRN, 6.32%, 12/15/33	5,115
199	Bank One Heloc Trust Series 1999-1, Class A, FRN, 4.83%, 07/20/20	199
	Bayview Financial Acquisition Trust
475	Series 1998-A, Class A, FRN, 4.93%, 02/25/38 (e)	475
1,674	Series 2003-BA, Class A1, FRN, 5.06%, 04/25/33 (e)	1,674
6,664	Series 2003-F, Class A, FRN, 5.11%, 09/28/43	6,682
	Bear Stearns Asset Backed Securities, Inc.
6,721	Series 2003-SD1, Class A, FRN, 5.03%, 12/25/33	6,756
6,682	Series 2005-1, Class A, FRN, 4.93%, 03/25/35	6,686
	Capital One Master Trust
2,000	Series 2001-1, Class C, FRN, 5.74%, 12/15/10 (e)	2,030
5,000	Series 2002-4A, Class C, FRN, 6.12%, 03/15/10 (e)	5,073
	Cendant Mortgage Corp.
463	Series 2001-A, Class A2, FRN, 5.08%, 01/25/32 (e) Centex Home Equity	463
1,927	Series 2002-A, Class MV1, FRN, 5.43%, 01/25/32	1,930
124	Series 2002-B, Class AV, FRN, 4.84%, 04/25/32	124
872	Chase Funding Loan Acquisition Trust Series 2001-AD1, Class 2M1, FRN, 5.43%, 11/25/30	874
8,000	Citibank Credit Card Issuance Trust Series 2002-C1, Class C1, FRN, 5.70%, 02/09/09	8,059
573	Conseco Finance Series 2001-B, Class 1M1, 7.27%, 06/15/32	579
	Countrywide Asset-Backed Certificates
814	Series 2002-1, Class A, FRN, 4.86%, 08/25/32	815
5,000	Series 2002-3, Class M1, FRN, 5.33%, 03/25/32	5,004
778	Series 2002-BC1, Class A, FRN, 4.91%, 04/25/32	778
1,079	Series 2002-BC2, Class A, FRN, 4.85%, 04/25/32	1,079
604	Series 2003-BC2, Class 2A1, FRN, 4.88%, 06/25/33	605
10,000	Series 2003-BC5, Class M1, FRN, 5.28%, 09/25/33	10,060
	Countrywide Home Equity Loan Trust
2,040	Series 2001-A, Class A, 4.81%, 04/15/27	2,040
13,404	Series 2004-A, Class A, FRN, 4.79%, 04/15/30	13,412
8,065	Series 2005-E, Class 2A, FRN, 4.79%, 11/15/35	8,073
28,739	Series 2005-M, Class A1, FRN, 4.81%, 02/15/36	28,756
	Credit-Based Asset Servicing and Securitization
174	Series 2003-CB4, Class AV1, FRN, 4.95%, 04/25/33	174
908	Series 2004-CB2, Class AV3, FRN, 4.89%, 09/25/33	908
3,000	Series 2004-CB2, Class M1, FRN, 5.10%, 07/25/33	3,007
	Crown CLO
2,579	Series 2002-1A, Class A2, FRN, 5.16%, 01/22/13 (e)	2,581
5,000	Series 2002-1A, Class C, FRN, 6.61%, 01/22/13 (e)	5,013

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Asset Backed Securities — Continued
		First Franklin Mortgage Loan Asset Backed Certificates
2,264		Series 2002-FF1, Class M1, FRN, 5.28%, 04/25/32	2,265
20,000		Series 2002-FF4, Class M1, FRN, 5.63%, 02/25/33	20,060
		Fleet Commercial Loan Master LLC
4,500		Series 2002-1A, Class A2, FRN, 5.10%, 11/16/09 (e)	4,512
5,000		Series 2003-1A, Class A2, FRN, 5.10%, 11/16/10 (e)	5,018
8,000		GMAC Mortgage Corp. Loan Trust Series 2002-HE, Class A3, FRN, 4.86%, 09/25/32	8,025
5,203		Greenpoint Mortgage Funding Trust Series 2005-HE3, Class A, 4.75%, 09/15/30	5,203
5,842		Household Automotive Trust Series 2002-2, Class A4, FRN, 4.87%, 07/17/09	5,846
2,418		Irwin Home Equity Series 2004-1, Class 1A1, FRN, 4.90%, 12/25/24	2,420
642		Lehman Home Equity Loan Trust Series 1998-1, Class A1, 7.00%, 05/25/28	641
		MBNA Credit Card Master Note Trust
5,000		Series 2001-B1, Class B1, FRN, 4.94%, 10/15/08 (m)	5,002
3,500		Series 2001-C1, Class C1, FRN, 5.62%, 10/15/08	3,506
5,000		Series 2003-C2, Class C2, FRN, 6.17%, 06/15/10	5,130
5,219		Morgan Stanley ABS Capital I Series 2003-NC6, Class M1, FRN, 5.38%, 06/25/33	5,271
2,500		National City Credit Card Master Trust Series 2002-1, Class B, FRN, 5.07%, 01/15/09	2,526
2,014		Nellie Mae, Inc. Series 1996-1, Class CTFS, FRN, 5.20%, 12/15/18	2,002
2,583		New Century Home Equity Loan Trust Series 2003-5, Class AII, FRN, 4.98%, 11/25/33	2,587
7,000		Nomura Home Equity Loan, Inc. Series 2005-FM1, Class 2A3, FRN, 4.96%, 05/25/35	7,013
4,484		Option One Mortgage Loan Trust Series 2002-4, Class M1, FRN, 5.18%, 07/25/32	4,485
9		PNC Student Loan Trust I Series 1997-2, Class A7, 6.73%, 01/25/07	9
		Residential Asset Mortgage Products, Inc.
4,039		Series 2003-RS2, Class AII, FRN, 4.92%, 03/25/33	4,046
10,000		Series 2004-RS1, Class MII1, FRN, 5.26%, 01/25/34	10,002
1,361		Residential Asset Securities Corp. Series 2003-KS10, Class AIIB, FRN, 4.89%, 12/25/33	1,362
		Residential Funding Mortgage Securities II
5,878		Series 2001-HI2, Class AI7, SUB, 6.94%, 04/25/26	5,897
4,882		Series 2001-HI4, Class A7, SUB, 6.74%, 10/25/26	4,929
2,027		Series 2003-HS1, Class AII, FRN, 4.87%, 12/25/32	2,028
1,000		SLM Student Loan Trust Series 1998-1, Class CTFS, FRN, 5.53%, 12/25/14	1,011
5,335		Standard Credit Card Master Trust Series 1994-2, Class A, 7.25%, 04/07/06 (m)	5,351
391		Structured Asset Investment Loan Trust Series 2003-BC2, Class A3, FRN, 4.93%, 04/25/33	392
349		Structured Asset Securities Corp. Series 2002-HF1, Class A, FRN, 4.87%, 01/25/33	350
1,966		Wachovia Asset Securitization, Inc. Series 2002-HE1, Class A, FRN, 4.95%, 09/27/32	1,970
2,288		WFS Financial Owner Trust Series 2002-2, Class A4, SUB, 4.50%, 02/20/10	2,287
		Total Asset Backed Securities (Cost $311,661)	312,378
		Collateralized Mortgage Obligations — 49.3%
		Agency CMO — 20.2%
		Federal Home Loan Mortgage Corp.
148		Series 1071, Class F, FRN, 5.57%, 04/15/21	148
—	(h)	Series 1106, Class E, 7.50%, 07/15/06	—	(h)
136		Series 1343, Class LA, 8.00%, 08/15/22	138
130		Series 1370, Class JA, FRN, 5.78%, 09/15/22	131
120		Series 1379, Class W, FRN, 4.46%, 10/15/22	118
299		Series 1449, Class HA, 7.50%, 12/15/07	299
3		Series 1506, Class PH, 6.75%, 04/15/08	3
19		Series 1508, Class KA, FRN, 3.90%, 05/15/23	19
254		Series 1575, Class F, FRN, 5.62%, 08/15/08	255
151		Series 1600, Class FB, FRN, 3.66%, 10/15/08	149
693		Series 1604, Class MB, IF, 9.13%, 11/15/08	711
130		Series 1607, Class SA, IF, 13.03%, 10/15/13	143
1,026		Series 1625, Class SC, IF, 9.37%, 12/15/08	1,074
30		Series 1628, Class LC, 6.50%, 05/15/09	30
3,557		Series 1650, Class K, 6.50%, 01/15/24	3,677
1,793		Series 1689, Class M, PO, 03/15/24	1,541
812		Series 1771, Class PK, 8.00%, 02/15/25	842
1,442		Series 1974, Class ZA, 7.00%, 07/15/27	1,484
253		Series 1981, Class Z, 6.00%, 05/15/27	251

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   109

JPMorgan Ultra Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
50	Series 2006, Class I, IO, 8.00%, 10/15/12	7
1,019	Series 2033, Class PR, PO, 03/15/24	881
1,143	Series 2057, Class PE, 6.75%, 05/15/28	1,169
35	Series 2193, Class PS, IF, IO, 8.00%, 12/15/25	1
253	Series 2261, Class ZY, 7.50%, 10/15/30	257
153	Series 2289, Class NA, VAR, 11.97%, 05/15/20	171
574	Series 2338, Class FN, FRN, 5.07%, 08/15/28	577
1,031	Series 2345, Class PQ, 6.50%, 08/15/16	1,060
309	Series 2366, Class VG, 6.00%, 06/15/11	312
508	Series 2391, Class QT, 5.50%, 05/15/15	508
992	Series 2416, Class SA, FRN, 6.80%, 02/15/32	995
630	Series 2416, Class SH, IF, 6.86%, 02/17/32	621
285	Series 2477, Class FZ, FRN, 5.12%, 06/15/31	289
3,944	Series 2485, Class CB, 4.00%, 08/15/07	3,894
39	Series 2496, Class BA, 5.00%, 11/15/15	39
1,156	Series 2517, Class FE, FRN, 5.07%, 10/15/09	1,160
27,743	Series 2594, Class OF, FRN, 5.02%, 06/15/32 (m)	27,786
13,800	Series 2628, Class IP, IO, 4.50%, 10/15/16	1,887
12,130	Series 2649, Class FK, FRN, 5.12%, 07/15/33	12,210
5,000	Series 2661, Class FG, FRN, 5.02%, 03/15/17	5,063
8,718	Series 2666, Class OI, IO, 5.50%, 12/15/18	810
17,693	Series 2750, Class FG, FRN, 4.97%, 02/15/34	17,831
2,370	Series 2773, Class TB, 4.00%, 04/15/19	2,135
5,007	Series 2927, Class GA, 5.50%, 10/15/34	5,009
5,000	Series 2929, Class PC, 5.00%, 01/15/28	4,920
5,016	Series 3085, Class VS, IF, 10.44%, 12/15/35	5,420
5,000	Series 3114, Class KB, 5.00%, 09/15/27	4,891
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
347	Series T-51, Class 1A, PO, 09/25/42	288
6,304	Series T-51, Class 1A, VAR, 6.50%, 09/25/43	6,437
2,479	Series T-54, Class 2A, 6.50%, 02/25/43	2,530
5,426	Series T-54, Class 4A, FRN, 5.07%, 02/25/43	5,462
4,178	Federal Home Loan Mortgage Corp.—Government National Mortgage Association Series 1, Class S, IF, IO, 4.34%, 10/25/22	43
	Federal National Mortgage Association
10,043	Series 343, Class 23, IO, 4.00%, 10/01/18	1,471
16,248	Series 343, Class 27, IO, 4.50%, 01/01/19	2,546
155	Series 1988-15, Class B, FRN, 5.14%, 06/25/18	156
12	Series 1989-77, Class J, 8.75%, 11/25/19	13
4	Series 1989-89, Class H, 9.00%, 11/25/19	5
350	Series 1990-64, Class Z, 10.00%, 06/25/20	384
958	Series 1990-145, Class A, FRN, 4.48%, 12/25/20 (m)	955
458	Series 1991-142, Class PL, 8.00%, 10/25/21	481
215	Series 1991-150, Class G, 8.00%, 11/25/06	216
582	Series 1991-156, Class F, FRN, 5.89%, 11/25/21	591
1	Series 1992-91, Class SQ, FRN, IF, HB 4,915.68%, 05/25/22	163
1,322	Series 1992-112, Class GB, 7.00%, 07/25/22	1,364
19	Series 1992-154, Class SA, IF, IO, 5.40%, 08/25/22	2
788	Series 1992-179, Class FB, FRN, 6.09%, 10/25/07	795
138	Series 1992-187, Class FA, FRN, 4.10%, 10/25/07	137
230	Series 1992-190, Class F, FRN, 6.00%, 11/25/07	231
580	Series 1993-27, Class S, IF, 2.86%, 02/25/23	520
48	Series 1993-93, Class FC, FRN, 4.15%, 05/25/08	48
1,125	Series 1993-110, Class H, 6.50%, 05/25/23	1,147
144	Series 1993-119, Class H, 6.50%, 07/25/23	147
1,124	Series 1993-146, Class E, PO, 05/25/23	958
480	Series 1993-165, Class FH, FRN, 5.74%, 09/25/23	494
512	Series 1993-186, Class F, FRN, 4.10%, 09/25/08	505
127	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	127
45	Series 1993-225, Class VO, IF, 8.94%, 12/25/22	45
2,131	Series 1994-30, Class JA, 5.00%, 07/25/23	2,121
2,555	Series 1994-62, Class PH, 6.90%, 11/25/23	2,585
21	Series 1994-89, Class FA, FRN, 5.04%, 03/25/09	21
2,857	Series 1997-46, Class PT, 7.00%, 07/18/12	2,928
302	Series 1997-74, Class E, 7.50%, 10/20/27	317
5,403	Series 2001-9, Class F, FRN, 4.82%, 02/17/31	5,422
1,891	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	392
24	Series 2002-16, Class VD, 6.50%, 06/25/18	24
1,115	Series 2002-18, Class PC, 5.50%, 04/25/17	1,124
5,584	Series 2002-27, Class FW, FRN, 5.08%, 05/25/09	5,607
9,611	Series 2002-77, Class FY, FRN, 4.98%, 12/25/17	9,691
1,035	Series 2002-79, PO, 04/25/09	971
5,899	Series 2002-92, Class FB, FRN, 5.23%, 04/25/30	5,968
14,904	Series 2003-17, Class FN, FRN, 4.88%, 03/25/18	14,976

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
8,094	Series 2003-19, Class VA, 5.50%, 09/25/10	8,125
699	Series 2003-21, Class FK, FRN, 4.98%, 03/25/33	705
22,003	Series 2003-34, Class BS, IF, IO, 3.07%, 05/25/22	1,404
5,000	Series 2003-35, Class MD, 5.00%, 11/25/16	4,944
5,750	Series 2003-60, Class SA, IF, IO, 3.07%, 07/25/21	378
10,899	Series 2003-60, Class SB, IF, IO, 3.07%, 07/25/21	716
8,750	Series 2003-70, Class BE, 3.50%, 12/25/25	8,276
3,029	Series 2003-72, Class JF, FRN, 4.98%, 08/25/33	3,010
22,230	Series 2003-87, Class HF, FRN, 4.98%, 03/25/16 (m)	22,307
7,677	Series 2004-17, Class BF, FRN, 4.93%, 01/25/34	7,724
11,367	Series 2004-33, Class FW, FRN, 4.98%, 08/25/25	11,406
11,544	Series 2004-54, Class FL, FRN, 4.98%, 07/25/34	11,610
420	Series G92-44, Class ZQ, 8.00%, 07/25/22	443
5,575	Series G94-9, Class PJ, 6.50%, 08/17/24	5,743
	Federal National Mortgage Association Grantor Trust
2,824	Series 2001-T8, Class A1, 7.50%, 07/25/41	2,939
6,431	Series 2002-T6, Class A4, FRN, 5.17%, 03/25/41	6,446
3,937	Series 2004-T1, Class 1A2, 6.50%, 01/25/44	4,025
	Federal National Mortgage Association Whole Loan
1,519	Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,581
10,900	Series 2003-W4, Class 5A, FRN, 5.26%, 10/25/42	11,112
9,782	Series 2003-W15, Class 3A, FRN, 5.13%, 12/25/42	9,914
3,479	Series 2004-W2, Class 1A3F, FRN, 4.93%, 02/25/44	3,470
5,374	Series 2004-W2, Class 4A, FRN, 5.26%, 02/25/44	5,483
7,045	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	7,166
	Government National Mortgage Association
3,507	Series 1999-27, Class ZA, 7.50%, 04/17/29	3,672
112	Series 2000-35, Class F, FRN, 5.12%, 12/16/25	113
2,306	Series 2002-31, Class FC, FRN, 4.83%, 09/26/21	2,312
16,070	Series 2003-21, Class PI, IO, 5.50%, 06/20/32	2,179
8,028	Series 2003-105, Class A, 4.50%, 11/16/27	7,860
7,158	Series 2004-11, Class PC, 3.00%, 02/20/34	6,892
		353,279
	Non-Agency CMO — 29.1%
9,509	Bank of America Funding, Corp. Series 2005-E, Class 5A1, VAR, 4.98%, 05/20/35	9,334
	Banc of America Mortgage Securities
289	Series 2003-5, Class 2A8, FRN, 5.03%, 07/25/18	291
9,649	Series 2005-A, Class 3A1, FRN, 5.05%, 02/25/35	9,476
5,000	Bear Stearns Adjustable Rate Mortgage Trust Series B2004-4, Class A5, VAR, 3.51%, 06/25/34	4,780
	Bear Stearns Alt-A Trust
8,427	Series 2002-2, Class M1, FRN, 5.28%, 01/25/33	8,431
6,371	Series 2002-2, Class M2, FRN, 5.58%, 01/25/33	6,377
3,088	Bear Stearns Asset Backed Securities, Inc. Series 2004-AC6, Class M1, FRN, 5.25%, 11/25/34	3,104
	BHN II Mortgage Trust
224	Zero Coupon, 03/25/11 (d) (i)	6
26	Series 1997-2, Class A2, 7.54%, 05/31/17 (d) (i)	1
8,376	Cendant Mortgage Corp. Series 2003-8, Class 1A2, 5.25%, 10/25/33	8,311
3,734	Chase Mortgage Finance Corp. Series 2003-S7, Class A4, FRN, 4.98%, 08/25/18	3,731
13	Chemical Mortgage Acceptance Corp. Series 1988-2, Class A, VAR, 7.41%, 05/25/18	13
479	Citicorp Mortgage Securities, Inc. Series 1988-17, Class A1, VAR, 5.32%, 11/25/18	477
131	Collateralized Mortgage Obligation Trust Series 50, Class B, Zero Coupon, PO, 10/01/18	108
7,855	Countrywide Alternative Loan Trust Series 2004-33, Class 3A3, VAR, 4.81%, 12/25/34	7,752
	Countrywide Home Loan Mortgage Pass-Through Trust
6,247	Series 2003-21, Class A1, FRN, 4.09%, 05/25/33	6,163
10,681	Series 2003-R4, Class 1A2F, FRN, 5.13%, 03/25/24 (e)	10,689
7,244	Series 2004-HYB8, Class 1A1, FRN, 4.92%, 01/20/35	7,253
3,862	Series 2005-1, Class 1A2, FRN, 2.90%, 03/25/35	3,862
13,880	Series 2005-1, Class 2A1, FRN, 4.87%, 03/25/35	13,880
	CS First Boston Mortgage Securities Corp.
389	Series 2002-AR2, Class 1B2, VAR, 5.99%, 02/25/32	388
2,564	Series 2003-AR22, Class 2A3, VAR, 4.11%, 09/25/33	2,552

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   111

JPMorgan Ultra Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
8,720	Series 2003-AR24, Class 2A4, VAR, 4.03%, 10/25/33	8,677
3,686	Series 2004-5, Class 1A8, 6.00%, 09/25/34	3,688
3,501	Series 2005-4, Class 3A16, 5.50%, 06/25/35	3,497
2,706	First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 1A2, FRN, 5.41%, 09/25/35	2,707
6,345	First Horizon Alternative Mortgage Securities Series 2005-FA-10, Class 2-A, 5.25%, 12/25/20	6,272
5,867	First Horizon Asset Securities, Inc. Series 2004-AR7, Class 2A1, FRN, 4.93%, 02/25/35	5,800
	First Republic Mortgage Loan Trust
665	Series 2000-FRB1, Class B1, FRN, 5.08%, 06/25/30	660
3,965	Series 2000-FRB2, Class A1, FRN, 4.82%, 11/15/30	3,932
	GSR Mortgage Loan Trust
5,079	Series 2003-3F, Class 3A2, FRN, 4.98%, 04/25/33	5,087
12,368	Series 2004-10F, Class 7A1, 5.50%, 09/25/34	12,183
	Impac CMB Trust
1,168	Series 2002-8, Class A, FRN, 5.49%, 03/25/33	1,169
668	Series 2003-3, Class M1, FRN, 5.86%, 03/25/33	668
2,576	Series 2003-12, Class M1, FRN, 5.23%, 12/25/33	2,576
1,387	Series 2004-1, Class A1, FRN, 4.91%, 03/25/34	1,391
694	Series 2004-1, Class A2, FRN, 5.03%, 03/25/34	696
8,275	Series 2004-3, Class 3A, FRN, 4.90%, 03/25/34	8,274
2,398	Series 2004-3, Class M2, FRN, 5.10%, 06/25/34	2,404
5,117	Series 2004-6, Class 1A2, FRN, 4.97%, 10/25/34	5,132
11,936	Series 2005-5, Class A1, FRN, 4.90%, 08/25/35	11,950
	MASTR Adjustable Rate Mortgages Trust
3,553	Series 2003-3, Class 3A3, VAR, 4.77%, 09/25/33	3,525
15,895	Series 2003-5, Class 5A1, VAR, 4.24%, 10/25/33	15,359
646	Series 2004-2, Class 3A1, FRN, 4.97%, 03/25/34	646
4,428	Series 2004-7, Class 6A1, FRN, 5.02%, 08/25/34	4,453
6,103	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	5,942
4,500	Series 2004-13, Class 3A7B, FRN, 3.24%, 11/21/34	4,220
	MASTR Asset Securitization Trust
14,806	Series 2003-12, Class 2A1, 4.50%, 12/25/13	14,391
4,119	Series 2004-6, Class 4A1, 5.00%, 07/25/19	4,032
3,478	Mastr Seasoned Securities Trust Series 2003-1, Class 3A2, FRN, 4.98%, 02/25/33	3,484
	Mellon Residential Funding Corp.
5,271	Series 2001-TBC1, Class B1, FRN, 5.45%, 11/15/31	5,324
988	Series 2002-TBC1, Class B1, FRN, 5.57%, 09/15/30	995
494	Series 2002-TBC1, Class B2, FRN, 5.97%, 09/15/30	497
3,500	Series 2002-TBC2, Class B1, FRN, 5.42%, 08/15/32	3,515
968	Merrill Lynch Trust Series 47, Class Z, 8.99%, 10/20/20	1,028
	MLCC Mortgage Investors, Inc.
4,577	Series 2004-1, Class 2A3, VAR, 4.74%, 12/25/34	4,489
13,721	Series 2004-D, Class A1, FRN, 4.91%, 08/25/29	13,748
	Morgan Stanley Dean Witter Capital I
4,212	Series 2003-HYB1, Class A4, FRN, 4.20%, 03/25/33	4,233
3,114	Series 2003-HYB1, Class B1, FRN, 4.25%, 03/25/33	3,132
	Morgan Stanley Mortgage Loan Trust
3,144	Series 2004-5AR, Class 3A3, VAR, 4.46%, 07/25/34	3,058
6,000	Series 2004-5AR, Class 3A5, VAR, 4.46%, 07/25/34	5,859
10,428	Series 2004-11AR, Class 1A2A, FRN, 4.89%, 01/25/35	10,435
	Nomura Asset Acceptance Corp.
11,176	Series 2003-A3, Class A, IO, VAR, 5.15%, 03/25/06	4
1,845	Series 2003-A3, Class A1, SUB, 5.00%, 08/25/33	1,784
1,558	Series 2004-AR1, Class 5A1, FRN, 4.96%, 08/25/34	1,560
10,348	Series 2004-R1, Class A1, 6.50%, 03/25/34 (e)	10,568
6,905	Series 2004-R3, Class AF, FRN, 5.03%, 02/25/35 (e)	6,911
3,069	Series 2005-AR1, Class 2A1, FRN, 4.86%, 02/25/35	3,075
4,564	Prime Mortgage Trust Series 2005-3, Class A1, 4.75%, 09/25/20	4,418

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Residential Accredit Loans, Inc.
10	Series 2002-QS14, Class A8, FRN, 5.13%, 09/25/32	10
6,730	Series 2004-QS3, Class CB, 5.00%, 03/25/19	6,591
3,768	Series 2004-QS6, Class A1, 5.00%, 05/25/19	3,662
4,500	Residential Funding Mortgage Securities I Series 2005-SA2, Class 2A2, VAR, 4.96%, 06/25/35	4,461
29	Salomon Brothers Mortgage Securities VII Series 2000-UP1, Class A2, 8.00%, 09/25/30	30
128	Securitized Asset Sales, Inc. Series 1993-7, Class TA3, 6.25%, 12/25/23	127
	Sequoia Mortgage Trust
1,344	Series 11, Class A, FRN, 5.02%, 12/20/32	1,350
1,797	Series 12, Class A, FRN, 5.02%, 01/20/33	1,802
3,057	Series 2003-3, Class A2, FRN, 5.29%, 07/20/33	3,058
	Structured Asset Mortgage Investments, Inc.
8,147	Series 2002-AR2, Class A3, FRN, 5.07%, 07/19/32	8,195
1,857	Series 2004-AR1, Class 1A1, FRN, 4.92%, 03/19/34	1,854
	Structured Asset Securities Corp.
8	Series 2001-8A, Class 1A1, 8.00%, 05/25/31	8
6,038	Series 2003-8, Class 2A9, FRN, 5.08%, 04/25/33	6,048
5,675	Series 2003-40A, Class 4A, VAR, 5.38%, 01/25/34	5,626
8,625	Thornburg Mortgage Securities Trust Series 2004-2, Class A4, FRN, 4.92%, 06/25/44	8,656
	Washington Mutual, Inc.
3,520	Series 2002-AR15, Class A5, VAR, 4.38%, 12/25/32	3,465
4,453	Series 2003-AR3, Class A5, VAR, 3.93%, 04/25/33	4,343
4,915	Series 2003-S12, Class 2A, 4.75%, 11/25/18	4,767
6,394	Series 2004-AR11, Class A, VAR, 4.59%, 10/25/34	6,260
10,806	Series 2004-AR14, Class A1, VAR, 4.27%, 01/25/35	10,545
13,848	Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	13,412
	Wells Fargo Mortgage Backed Securities Trust
4,958	Series 2003-F, Class A1, FRN, 4.89%, 06/25/33	4,862
9,512	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	9,138
28,900	Series 2003-K, Class 2A2, FRN, 4.52%, 11/25/33	28,217
6,635	Series 2004-2, Class A1, 5.00%, 01/25/19	6,494
8,546	Series 2004-7, Class 2A2, 5.00%, 07/25/19	8,396
2,853	Series 2004-8, Class A1, 5.00%, 08/25/19	2,769
8,051	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	7,834
3,610	Series 2004-H, Class A2, FRN, 4.53%, 06/25/34	3,437
10,000	Series 2004-S, Class A4, FRN, 3.54%, 09/25/34	9,786
		509,630
	Total Collateralized Mortgage Obligations (Cost $873,630)	862,909
	Commercial Mortgage Backed Securities — 3.1%
2,500	Banc of America Large Loan Series 2004-BBA4, Class D, FRN, 4.95%, 06/15/18 (e)	2,503
	Bayview Commercial Asset Trust
14,559	Series 2004-1, Class A, FRN 4.94%, 04/25/34 (e)	14,559
3,510	Series 2004-3, Class A2, FRN, 5.00%, 01/25/35 (e)	3,510
9,668	Series 2005-2A, Class A2, FRN, 4.93%, 08/25/35 (e)	9,668
1,934	Series 2005-2A, Class M1, FRN, 5.01%, 08/25/35 (e)	1,931
3,000	Bear Stearns Commercial Mortgage Securities Series 2004-BA5A, Class E, FRN 5.01%, 09/15/19 (e)	3,005
5,165	CS First Boston Mortgage Securities Corp. Series 2001-CK1, Class A2, 6.25%, 12/18/35	5,230
1,024	FFCA Secured Lending Corp. Series 1999-1A, Class B2, FRN, 5.57%, 09/18/25 (e)	989
8,218	Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2003-LLFA, Class E, FRN, 5.47%, 12/14/14 (e)	8,219
5,000	Morgan Stanley Capital I Series 2003-T11, Class A2, 4.34%, 06/13/41	4,869
586	Nationslink Funding Corp. Series 1999-SL, Class A1V, FRN, 4.92%, 11/10/30	587
	Total Commercial Mortgage Backed Securities (Cost $55,385)	55,070
	Corporate Bonds — 1.5%
	Airlines — 0.3%
3,990	American Airlines, Inc. FRN, 5.12%, 09/23/07	4,005
664	Delta Air Lines, Inc.
	4.40%, 01/25/08 (d)	664
		4,669

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   113

JPMorgan Ultra Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Capital Markets — 0.7%
6,355		Lehman Brothers Holdings, Inc. Series 1, FRN, 5.26%, 02/17/15	6,134
5,000		Merrill Lynch & Co., Inc. VAR, 5.12%, 10/01/14	4,869
1,150		Morgan Stanley
		5.80%, 04/01/07	1,157
			12,160
		Commercial Banks — 0.4%
		Popular North America, Inc.
4,000		4.25%, 04/01/08	3,910
1,250		6.13%, 10/15/06	1,256
1,195		UnionBanCal Corp.
		5.75%, 12/01/06	1,195
			6,361
		Consumer Finance — 0.1%
1,000		HSBC Finance Corp.
		7.88%, 03/01/07	1,025
350		SLM Corp. FRN, 5.58%, 01/31/14	344
			1,369
		Electric Utilities — 0.0% (g)
400		DTE Energy Co.
		7.05%, 06/01/11	428
400		Exelon Generation Co., LLC
		6.95%, 06/15/11	426
			854
		Insurance — 0.0% (g)
400		MGIC Investment Corp.
		6.00%, 03/15/07	402
		Total Corporate Bonds (Cost $26,251)	25,815
		Mortgage Pass-Through Securities — 16.3%
		Federal Home Loan Mortgage Corp. Gold Pools
7,532		5.00%, 09/01/12	7,500
7,480		5.50%, 09/01/12-10/01/12	7,528
570		6.00%, 11/01/08 (m)	572
575		6.00%, 08/01/14	584
756		6.00%, 04/01/17 (m)	769
4,581		6.50%, 09/01/10 – 04/01/32	4,787
4,314		6.50%, 08/01/13 (m)	4,314
118		7.00%, 04/01/09 – 08/01/11	121
977		7.00%, 01/01/10 (m)	994
376		7.50%, 08/01/09 – 05/01/28	386
859		8.00%, 12/01/09 – 06/01/17	901
193		8.50%, 07/01/28	209
113		9.00%, 02/01/25	124
		Federal Home Loan Mortgage Corp. Conventional Pools
208		ARM, 4.19%, 08/01/18	209
131		ARM, 4.20%, 03/01/18	131
68		ARM, 4.22%, 07/01/30	68
51		ARM, 4.44%, 02/01/19	51
26		ARM, 4.47%, 12/01/21	26
196		ARM, 4.52%, 01/01/21	195
66		ARM, 4.62%, 06/01/18	65
2,372		ARM, 4.68%, 06/01/30	2,382
166		ARM, 4.69%, 11/01/18	168
11		ARM, 4.75%, 01/01/20	11
223		ARM, 5.08%, 08/01/19	226
481		ARM, 5.19%, 01/01/30	489
2,702		ARM, 5.41%, 01/01/23	2,773
585		ARM, 5.47%, 07/01/19	596
1,993		ARM, 5.57%, 07/01/30 (m)	2,041
5,981		ARM 5.57%, 04/01/32	6,120
115		ARM, 5.60%, 11/01/27	117
186		ARM, 5.61%, 06/01/22	189
1,096		ARM, 5.64%, 12/01/27 (m)	1,121
340		ARM, 5.65%, 04/01/30	348
30		ARM, 5.66%, 11/01/28	31
482		ARM, 5.71%, 01/01/27	493
46		ARM, 5.71%, 06/01/26 (m)	47
303		ARM, 5.76%, 07/01/28	310
478		ARM, 5.77%, 10/01/29 – 12/01/29	487
2,592		ARM, 5.83%, 01/01/23 (m)	2,656
982		ARM, 5.88%, 12/01/26	1,004
756		ARM, 5.89%, 08/01/27	771
351		ARM, 5.92%, 05/01/18	357
989		ARM, 6.00%, 12/01/26	1,014
—	(h)	ARM, 6.03%, 02/01/19	—	(h)
442		ARM, 6.06%, 02/01/23	451
207		ARM, 6.08%, 04/01/24	210
71		ARM, 6.34%, 06/01/25	73
		Federal National Mortgage Association Various Pools
56,919		4.50%, 01/01/13 – 03/01/19	55,774
21,649		5.00%, 11/01/12 – 11/01/13	21,552
50,292		5.50%, 01/01/12 – 11/01/34	50,099
5,940		6.00%, 07/01/09 – 09/01/17	6,058
6,436		6.00%, 03/01/22 (m)	6,539
4,174		6.00%, 08/01/34 (m)	4,214

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
872		6.50%, 09/01/08 -08/01/16	894
451		6.50%, 11/01/31 (m)	463
1,299		7.00%, 01/01/08 – 03/01/27	1,323
1,285		7.00%, 03/01/16 (m)	1,322
4,471		7.00%, 03/01/22 (m)	4,633
217		7.25%, 09/01/22	226
755		7.50%, 08/01/10 – 10/01/30	784
1,409		8.00%, 09/01/12 – 11/01/27	1,493
458		8.50%, 11/01/14 – 10/01/24	484
96		9.00%, 08/01/21 – 08/01/25	104
115		12.00%, 11/01/30	131
111		ARM, 3.69%, 10/01/16	111
251		ARM, 3.73%, 09/01/14	250
22		ARM, 3.76%, 07/01/27	22
104		ARM, 3.88%, 09/01/17	104
93		ARM, 4.01%, 06/01/20	94
1,957		ARM, 4.06%, 09/01/19 – 06/01/29	1,942
130		ARM, 4.09%, 08/01/18	129
73		ARM, 4.13%, 06/01/17	73
14,224		ARM, 4.25%, 03/01/17 – 04/01/33	14,089
58		ARM, 4.31%, 04/01/19	57
855		ARM, 4.37%, 09/01/26 – 08/01/31	857
205		ARM, 4.39%, 03/01/18	205
108		ARM, 4.40%, 07/01/19	108
346		ARM, 4.44%, 07/01/17 – 11/01/27	346
489		ARM, 4.45%, 01/01/29	491
8		ARM, 4.48%, 06/01/15	8
11		ARM, 4.50%, 10/01/15	11
317		ARM, 4.52%, 03/01/33	318
80		ARM, 4.58%, 01/01/28	80
586		ARM, 4.62%, 08/01/19	587
318		ARM, 4.74%, 10/01/14	318
232		ARM, 4.83%, 08/01/19 – 02/01/31	233
1,728		ARM, 4.99%, 02/01/34	1,697
3,664		ARM, 5.00%, 12/01/28 – 05/01/35	3,691
991		ARM, 5.01%, 03/01/15	999
38		ARM, 5.04%, 04/01/30	40
40		ARM, 5.09%, 11/01/29	41
158		ARM, 5.17%, 05/01/20	162
231		ARM, 5.19%, 11/01/30	237
297		ARM, 5.20%, 12/01/20	301
276		ARM, 5.23%, 04/01/19	272
297		ARM, 5.24%, 04/01/21	300
276		ARM, 5.26%, 06/01/26	284
33		ARM, 5.27%, 04/01/24	34
109		ARM, 4.28%, 11/01/16	110
532		ARM, 4.32%, 11/01/18	530
—	(h)	ARM, 5.30%, 03/01/23	—	(h)
1,328		ARM, 5.36%, 11/01/18	1,337
239		ARM, 5.39%, 11/01/28	244
427		ARM, 5.41%, 07/01/27	432
60		ARM, 5.42%, 06/01/18	61
7,337		ARM, 5.45%, 05/01/33	7,478
216		ARM, 5.54%, 07/01/30 – 03/01/38	222
449		ARM, 5.56%, 01/01/31 (m)	455
134		ARM, 5.57%, 01/01/16 – 07/01/30	137
75		ARM, 5.61%, 11/01/21	77
772		ARM, 5.63%, 07/01/20 (m)	784
243		ARM, 5.67%, 05/01/18	248
3,778		ARM, 5.68%, 08/01/15 (m)	3,778
3,203		ARM, 5.83%, 01/01/25	3,293
1,468		ARM, 5.77%, 08/01/26	1,517
128		ARM, 5.85%, 11/01/23	132
78		ARM, 5.87%, 05/01/29	80
61		ARM, 5.90%, 05/01/09	62
26		ARM, 5.91%, 05/01/31	27
38		ARM, 5.94%, 06/01/09	38
292		ARM, 6.03%, 01/01/20	293
529		ARM, 6.06%, 03/01/29	544
657		ARM, 6.18%, 05/01/31	643
43		ARM, 6.22%, 12/01/26	45
32		ARM, 6.35%, 07/01/25	32
60		ARM, 7.77%, 05/01/30	61
		Government National Mortgage Association Various Pools
231		7.00%, 06/15/24	241
362		7.25%, 08/20/22 – 03/20/23	376
385		7.40%, 10/20/21 – 03/20/22	402
69		7.50%, 10/20/23	72
265		7.85%, 12/20/20 – 12/20/21	281
382		8.00%, 07/20/25 – 10/15/27	409
109		9.00%, 11/15/24	119
976		9.50%, 07/15/25	1,073
476		ARM, 4.25%, 03/20/28	476
9,402		ARM, 4.37%, 01/20/16 – 05/20/28	9,420
247		ARM, 4.50%, 02/20/18 – 04/20/32	248
155		ARM, 4.62%, 01/20/16 – 03/20/18	155
5,764		ARM, 4.75%, 07/20/17 – 09/20/27	5,798
529		ARM, 4.75%, 07/20/27 (m)	532
32		ARM, 5.00%, 08/20/19	32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   115

JPMorgan Ultra Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
4,315	ARM, 5.13%, 12/20/16 – 12/20/21	4,351
30	ARM, 5.25%, 08/20/18	31
15	ARM, 5.37%, 07/20/15	15
	Total Mortgage Pass-Through Securities (Cost $289,366)	285,294
	U.S. Government Agency Securities — 0.3%
5,000	Federal National Mortgage Association FRN, 4.60%, 02/17/09 (Cost $5,000)	4,918
	Total Long-Term Investments (Cost $1,561,293)	1,546,384

SHARES
Short-Term Investments — 11.7%
	Investment Company — 11.7%
205,569	JPMorgan Liquid Assets Money Market Fund (b) (Cost $205,569)	205,569
	Total Investments — 100.1% (Cost $1,766,862)	1,751,953
	Liabilities in Excess of Other Assets — (0.1)%	(1,664)
	NET ASSETS — 100.0%	1,750,289

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Management, Inc. or JPMorgan Investment Advisors, Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(d)	—	Defaulted Security.
(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

	Market Value		Percentage
JPMorgan Core Plus Bond Fund	$406		0.03%
JPMorgan High Yield Bond Fund	$4,682		0.41%
JPMorgan Intermediate Bond Fund	—	(h)	— (g)

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand.
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA’s, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ARM	—	Adjustable Rate Mortgage
CMO	—	Collateralized Mortgage Obligation
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of February 28, 2006.
GO	—	General Obligation
REIT	—	Real Estate Investment Trust
STRIPS	—	Separate Trading of Registered Interest and Principal Securities.
SUB	—	Step-Up Bond. The rate shown is the rate in effect as of February 28, 2006.
VAR	—	Variable. The interest rate shown is the rate in effect as of February 28, 2006.

HB High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

IF Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the generally higher than prevailing market underlying pool. The yields on these securities are yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   117

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund		Government Bond Fund	High Yield Bond Fund
ASSETS:
Investments in non-affiliates, at value	$3,781,916	$1,324,255		$1,014,286	$1,280,043
Investments in affiliates, at value	352,903	57,216		38,703	30,901
Repurchase agreements, at value	75,122	25,178		143,563	112,970
Total investment securities, at value	4,209,941	1,406,649		1,196,552	1,423,914
Cash	—	—		—	31
Foreign currency, at value	—	—	(b)	—	—
Receivables:
Investment securities sold	164	1,104		16	8,123
Fund shares sold	7,563	1,080		1,474	1,652
Interest and dividends	23,502	11,874		4,635	19,921
Unrealized appreciation on forward foreign currency exchange contracts	—	32		—	—
Prepaid expenses and other assets	66	17		13	14
Total Assets	4,241,236	1,420,756		1,202,690	1,453,655

LIABILITIES:
Payables:
Due to custodian	153	827		—	—
Dividends	9,641	4,978		3,057	6,965
Investment securities purchased	2,555	1,552		—	13,867
Collateral for securities lending program	238,708	121,375		143,563	289,149
Fund shares redeemed	3,719	761		1,645	702
Unrealized depreciation on forward foreign currency exchange contracts	—	4		—	—
Accrued liabilities:
Investment advisory fees	903	300		242	570
Administration fees	238	101		82	89
Shareholder servicing fees	478	202		60	54
Distribution fees	158	16		87	47
Custodian and accounting fees	57	17		18	8
Trustees’ fees — deferred compensation plan	35	3		7	18
Other	1,046	294		254	257
Total liabilities	257,691	130,430		149,015	311,726
Net Assets	$3,983,545	$1,290,326		$1,053,675	$1,141,929

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
NET ASSETS:
Paid in capital	$4,076,148	$1,280,512	$1,036,684	$1,148,769
Accumulated undistributed (distributions in excess of) net investment income	(1,289)	(116)	21	88
Accumulated net realized gains (losses)	(42,319)	(16,123)	(10,341)	(3,695)
Net unrealized appreciation (depreciation)	(48,995)	26,053	27,311	(3,233)
Total Net Assets	$3,983,545	$1,290,326	$1,053,675	$1,141,929

Net Assets:
Class A	$394,309	$50,622	$146,294	$62,622
Class B	85,667	6,950	78,500	35,105
Class C	57,530	3,119	23,863	25,650
Select Class	2,742,810	1,216,897	805,018	960,421
Ultra	703,229	12,738	—	58,131
Total	$3,983,545	$1,290,326	$1,053,675	$1,141,929

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	37,295	6,548	14,418	7,612
Class B	8,112	895	7,744	4,263
Class C	5,416	401	2,356	3,115
Select Class	259,633	157,446	79,428	116,550
Ultra	66,568	1,649	—	7,059

Net Asset Value:
Class A — Redemption price per share	$10.57	$7.73	$10.15	$8.23
Class B — Offering price per share (a)	10.56	7.77	10.14	8.23
Class C — Offering price per share (a)	10.62	7.77	10.13	8.24
Select Class — Offering and redemption price per share	10.56	7.73	10.14	8.24
Ultra — Offering and redemption price per share	10.56	7.73	—	8.24
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$11.07	$8.09	$10.63	$8.62

Cost of investments	$4,258,936	$1,380,624	$1,169,241	$1,427,147
Market value of securities on loan	$234,897	$119,374	$141,169	$284,029
Cost of foreign currency	—	— (b)	—	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   119

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund		Treasury & Agency Fund		Ultra Short Term Bond Fund
ASSETS:
Investments in non-affiliates, at value	$1,304,299	$1,208,658	$1,140,020		$141,336		$1,546,384
Investments in affiliates, at value	57,325	86,300	—		204		205,569
Repurchase agreements, at value	54,590	5,003	57,609		46,450		—
Total investment securities, at value	1,416,214	1,299,961	1,197,629		187,990		1,751,953
Cash	6	—	—		—		10
Receivables:
Investment securities sold	9	97	250		—		367
Fund shares sold	1,807	2,003	6,149		344		3,908
Interest and dividends	9,862	5,868	9,402		1,939		5,712
Prepaid expenses and other assets	25	17	16		3		28
Total Assets	1,427,923	1,307,946	1,213,446		190,276		1,761,978

LIABILITIES:
Payables:
Due to custodian	—	5	—	(b)	—		—
Dividends	4,302	1,398	1,991		222		2,605
Investment securities purchased	730	—	—		—		—
Collateral for securities lending program	100,987	10,913	180,656		46,450		—
Interfund lending	—	—	1,062		—
Fund shares redeemed	1,526	33	5,881		167		8,065
Accrued liabilities:
Investment advisory fees	304	203	155		30		214
Administration fees	8	26	31		2		43
Shareholder servicing fees	174	14	126		—		198
Distribution fees	109	2	54		25		267
Custodian and accounting fees	29	35	19		6		31
Trustees’ fees — deferred compensation plan	3	3	3		—	(b)	10
Other	307	102	196		57		256
Total liabilities	108,479	12,734	190,174		46,959		11,689
Net Assets	$1,319,444	$1,295,212	$1,023,272		$143,317		$1,750,289

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Term Bond Fund
NET ASSETS:
Paid in capital	$1,358,269	$1,330,917	$1,041,784	$148,821	$1,792,724
Accumulated undistributed (distributions in excess of) net investment income	(59)	89	(8)	(8)	(2,405)
Accumulated net realized gains (losses)	(17,176)	(16,113)	(7,039)	(2,334)	(25,121)
Net unrealized appreciation (depreciation)	(21,590)	(19,681)	(11,465)	(3,162)	(14,909)
Total Net Assets	$1,319,444	$1,295,212	$1,023,272	$143,317	$1,750,289

Net Assets:
Class A	$146,206	$13,826	$93,187	$77,632	$219,258
Class B	82,765	—	22,899	16,720	48,750
Class C	54,879	—	38,266	—	338,830
Select Class	914,815	103,491	497,708	48,965	668,770
Ultra	120,779	1,177,895	371,212	—	474,681
Total	$1,319,444	$1,295,212	$1,023,272	$143,317	$1,750,289

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,163	1,312	8,934	7,960	22,503
Class B	8,132	—	2,180	1,716	5,039
Class C	5,390	—	3,647	—	35,069
Select Class	88,698	9,973	47,676	5,029	68,631
Ultra	11,706	113,506	35,567	—	48,708

Net Asset Value:
Class A — Redemption price per share	$10.32	$10.54	$10.43	$9.75	$9.74
Class B — Offering price per share (a)	10.18	—	10.50	9.74	9.67
Class C — Offering price per share (a)	10.18	—	10.49	—	9.66
Select Class — Offering and redemption price per share	10.31	10.38	10.44	9.74	9.74
Ultra — Offering and redemption price per share	10.32	10.38	10.44	—	9.75
Class A maximum sales charge	4.50%	4.50%	3.00%	3.00%	3.00%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.81	$11.04	$10.75	$10.05	$10.04

Cost of investments	$1,437,804	$1,319,642	$1,209,094	$191,152	$1,766,862
Market value of securities on loan	99,386	10,697	177,496	45,618	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   121

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund		Government Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$129,741	$256,716	$46,935	$73,429	$35,410	$52,441
Dividend income	—	—	— (c)	—	—	—
Dividend income from affiliates (b)	8,794	3,971	1,224	431	662	463
Income from securities lending (net)	573	857	260	376	211	179
Foreign taxes withheld	—	—	(6)	(3)	—	—
Total Investment Income	139,108	261,544	48,413	74,233	36,283	53,083

EXPENSES:
Investment advisory fees	7,884	25,352	2,608	6,767	2,126	3,994
Administration fees	2,763	7,173	917	1,942	744	1,428
Distribution fees:
Class A	649	1,100	90	180	235	315
Class B	451	870	41	96	434	867
Class C	299	652	16	33	121	270
Shareholder servicing fees:
Class A	649	319	90	49	235	119
Class B	150	86	13	9	144	85
Class C	100	57	6	3	40	22
Select Class	4,577	2,437	2,052	1,115	1,352	732
Custodian and accounting fees	120	278	39	83	36	79
Interest expense	—	—	1	2	—	—
Professional fees	101	107	52	30	50	42
Trustees’ fees	37	73	13	21	10	16
Printing and mailing costs	129	243	26	13	44	57
Registration and filing fees	10	182	32	42	33	48
Transfer agent fees	1,173	1,466	153	394	295	578
Other	34	203	15	71	13	44
Total Expenses	19,126	40,598	6,164	10,850	5,912	8,696
Less amounts waived	(3,022)	(9,269)	(375)	(1,701)	(1,226)	(1,639)
Less earnings credits	(6)	(15)	(4)	(1)	— (c)	(4)
Less reimbursement for legal matters	(12)	(25)	(4)	(7)	(3)	(5)
Net expenses	16,086	31,289	5,781	9,141	4,683	7,048
Net Investment Income (Loss)	123,022	230,255	42,632	65,092	31,600	46,035

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(6,201)	83,952	(2,981)	(3,980)	104	4,813
Foreign currency transactions	—	—	(1)	—	—	—
Net realized gain (loss)	(6,201)	83,952	(2,982)	(3,980)	104	4,813
Change in net unrealized appreciation (depreciation) of:
Investments	(117,301)	7,230	(33,546)	27,341	(35,220)	27,545
Foreign currency translations	—	—	28	—	—	—
Change in net unrealized appreciation (depreciation)	(117,301)	7,230	(33,518)	27,341	(35,220)	27,545
Net realized/unrealized gains (losses)	(123,502)	91,182	(36,500)	23,361	(35,116)	32,358
Change in net assets resulting from operations	$(480)	$321,437	$6,132	$88,453	$(3,516)	$78,393

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Includes reimbursements of advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	High Yield Bond Fund		Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$63,508	$101,908	$50,171	$93,323	$42,254	$71,449
Dividend income	173	768	4	—	—	—
Dividend income from affiliates (b)	751	532	1,581	1,465	3,679	2,960
Income from securities lending (net)	1,430	917	173	315	11	8
Total Investment Income	65,862	104,125	51,929	95,103	45,944	74,417

EXPENSES:
Investment advisory fees	4,958	8,930	2,780	9,178	3,019	5,159
Administration fees	801	1,779	974	2,604	906	2,134
Distribution fees:
Class A	108	239	266	625	24	36
Class B	186	385	465	1,079	—	—
Class C	135	302	310	809	—	—
Shareholder servicing fees:
Class A	109	64	266	156	24	13
Class B	62	37	155	94	—	—
Class C	45	27	103	63	—	—
Select Class	1,621	896	1,555	840	190	227
Custodian and accounting fees	37	99	37	120	10	89
Interest expense	—	—	2	—	—	—
Professional fees	59	32	52	42	30	39
Trustees’ fees	5	35	14	27	12	19
Printing and mailing costs	43	45	90	42	13	1
Registration and filing fees	31	61	47	65	20	43
Transfer agent fees	141	570	404	545	6	24
Other	20	41	17	80	1	83
Total Expenses	8,361	13,542	7,537	16,369	4,255	7,867
Less amounts waived	(1,301)	(1,781)	(1,210)	(3,739)	(1,940)	(2,447)
Less earnings credits	(20)	(19)	(2)	(6)	(2)	(7)
Less reimbursement for legal matters	(3)	(6)	(5)	(9)	(4)	(7)
Net expenses	7,037	11,736	6,320	12,615	2,309	5,406
Net Investment Income (Loss)	58,825	92,389	45,609	82,488	43,635	69,011

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(4,019)	866	(1,420)	10,736	32	5,552
Change in net unrealized appreciation (depreciation) of investments	(4,089)	20,969	(42,745)	41	(35,730)	7,344
Net realized/unrealized gains (losses)	(8,108)	21,835	(44,165)	10,777	(35,698)	12,896
Change in net assets resulting from operations	$50,717	$114,224	$1,444	$93,265	$7,937	$81,907

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Includes reimbursements of advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   123

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Treasury & Agency Fund		Ultra Short Term Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$27,197	$43,613	$5,295	$8,113	$51,568	$70,703
Dividend income from affiliates (b)	6	85	46	52	4,722	1,220
Income from securities lending (net)	326	522	33	32	—	—
Total Investment Income	27,529	44,220	5,374	8,197	56,290	71,923

EXPENSES:
Investment advisory fees	1,827	6,220	292	644	3,111	9,488
Administration fees	767	1,839	102	252	1,307	3,019
Distribution fees:
Class A	160	332	132	290	416	1,035
Class B	129	336	98	339	279	660
Class C	235	716	—	—	1,917	4,889
Shareholder servicing fees:
Class A	160	87	132	73	416	259
Class B	43	28	33	23	93	57
Class C	78	56	—	—	639	411
Select Class	903	544	78	40	1,175	737
Custodian and accounting fees	40	143	15	17	60	135
Interest expense	22	17	— (c)	— (c)	—	—
Professional fees	51	50	42	18	52	61
Trustees’ fees	12	20	1	3	24	33
Printing and mailing costs	45	79	5	6	91	102
Registration and filing fees	43	67	29	41	61	103
Transfer agent fees	183	411	28	45	370	630
Other	—	120	7	6	39	81
Total Expenses	4,698	11,065	994	1,797	10,050	21,700
Less amounts waived	(771)	(3,197)	(324)	(569)	(2,456)	(7,165)
Less earnings credits	(1)	(6)	(1)	(1)	(7)	(13)
Less reimbursement for legal matters	(4)	(6)	— (c)	(1)	(6)	(11)
Net expenses	3,922	7,856	669	1,226	7,581	14,511
Net Investment Income (Loss)	23,607	36,364	4,705	6,971	48,709	57,412

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(1,792)	(1,912)	(2,244)	1,738	154	(777)
Change in net unrealized appreciation (depreciation) of investments	(6,910)	(10,248)	(1,418)	(4,952)	(14,711)	(5,828)
Net realized/unrealized gains (losses)	(8,702)	(12,160)	(3,662)	(3,214)	(14,557)	(6,605)
Change in net assets resulting from operations	$14,905	$24,204	$1,043	$3,757	$34,152	$50,807

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Includes reimbursements of advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund			Core Plus Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$123,022	$230,255	$250,042	$42,632	$65,092	$65,340
Net realized gain (loss)	(6,201)	83,952	(762)	(2,982)	(3,980)	(3,792)
Change in net unrealized appreciation (depreciation)	(117,301)	7,230	(187,061)	(33,518)	27,341	(44,467)
Change in net assets resulting from operations	(480)	321,437	62,219	6,132	88,453	17,081

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,981)	(16,733)	(17,598)	(1,668)	(2,624)	(3,004)
Class B
From net investment income	(2,347)	(3,926)	(4,496)	(220)	(419)	(518)
Class C
From net investment income	(1,546)	(2,873)	(3,844)	(91)	(148)	(146)
Select Class
From net investment income	(86,580)	(203,802)	(237,037)	(40,319)	(62,584)	(61,537)
Ultra
From net investment income	(21,714)	(11,737)	—	(457)	(308)	—
Total distributions to shareholders	(124,168)	(239,071)	(262,975)	(42,755)	(66,083)	(65,205)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	171,895	(1,575,481)	576,378	(9,091)	(67,300)	58,243

NET ASSETS:
Change in net assets	47,247	(1,493,115)	375,622	(45,714)	(44,930)	10,119
Beginning of period	3,936,298	5,429,413	5,053,791	1,336,040	1,380,970	1,370,851
End of period	$3,983,545	$3,936,298	$5,429,413	$1,290,326	$1,336,040	$1,380,970
Accumulated undistributed (distributions in excess of) net investment income	$(1,289)	$1,167	$1,084	$(116)	$8	$415

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Government Bond Fund			High Yield Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,600	$46,035	$46,842	$58,825	$92,389	$79,705
Net realized gain (loss)	104	4,813	1,627	(4,019)	866	13,434
Change in net unrealized appreciation (depreciation)	(35,220)	27,545	(52,006)	(4,089)	20,969	15,305
Change in net assets resulting from operations	(3,516)	78,393	(3,537)	50,717	114,224	108,444

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,089)	(4,694)	(5,278)	(3,244)	(5,479)	(6,076)
From net realized gains	—	—	—	—	(221)	—
Class B
From net investment income	(2,073)	(3,622)	(4,754)	(1,680)	(2,828)	(2,582)
From net realized gains	—	—	—	—	(124)	—
Class C
From net investment income	(591)	(1,089)	(2,326)	(1,220)	(2,167)	(2,501)
From net realized gains	—	—	—	—	(97)	—
Select Class
From net investment income	(24,690)	(37,357)	(35,193)	(50,222)	(80,984)	(68,018)
From net realized gains	—	—	—	—	(3,337)	—
Ultra
From net investment income	—	—	—	(2,217)	(1,399)	—
Total distributions to shareholders	(31,443)	(46,762)	(47,551)	(58,583)	(96,636)	(79,177)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,427	64,259	(69,703)	(15,645)	(46,573)	303,195

NET ASSETS:
Change in net assets	(31,532)	95,890	(120,791)	(23,511)	(28,985)	332,462
Beginning of period	1,085,207	989,317	1,110,108	1,165,440	1,194,425	861,963
End of period	$1,053,675	$1,085,207	$989,317	$1,141,929	$1,165,440	$1,194,425
Accumulated undistributed (distributions in excess of) net investment income	$21	$(136)	$169	$88	$(154)	$763

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund			Mortgage-Backed Securities Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$45,609	$82,488	$91,147	$43,635	$69,011	$55,740
Net realized gain (loss)	(1,420)	10,736	594	32	5,552	549
Change in net unrealized appreciation (depreciation)	(42,745)	41	(71,008)	(35,730)	7,344	(12,527)
Change in net assets resulting from operations	1,444	93,265	20,733	7,937	81,907	43,762

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,027)	(9,022)	(12,463)	(442)	(567)	(343)
Class B
From net investment income	(2,609)	(4,822)	(6,065)	—	—	—
Class C
From net investment income	(1,732)	(3,470)	(5,891)	—	—	—
Select Class
From net investment income	(31,305)	(63,754)	(70,273)	(3,724)	(51,490)	(62,315)
Ultra
From net investment income	(4,962)	(4,106)	—	(39,355)	(20,249)	—
Total distributions to shareholders	(45,635)	(85,174)	(94,692)	(43,521)	(72,306)	(62,658)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(56,238)	(605,663)	22,152	57,292	(274,003)	405,358

NET ASSETS:
Change in net assets	(100,429)	(597,572)	(51,807)	21,708	(264,402)	386,462
Beginning of period	1,419,873	2,017,445	2,069,252	1,273,504	1,537,906	1,151,444
End of period	$1,319,444	$1,419,873	$2,017,445	$1,295,212	$1,273,504	$1,537,906
Accumulated undistributed (distributions in excess of) net investment income	$(59)	$(27)	$161	$89	$(24)	$(255)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

128   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Short Duration Bond Fund			Treasury & Agency Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,607	$36,364	$33,341	$4,705	$6,971	$7,142
Net realized gain (loss)	(1,792)	(1,912)	3,280	(2,244)	1,738	743
Change in net unrealized appreciation (depreciation)	(6,910)	(10,248)	(30,505)	(1,418)	(4,952)	(9,531)
Change in net assets resulting from operations	14,905	24,204	6,116	1,043	3,757	(1,646)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,888)	(2,853)	(3,230)	(2,554)	(3,704)	(3,451)
From net realized gains	—	—	—	—	(1,133)	(418)
Class B
From net investment income	(416)	(796)	(1,052)	(570)	(1,248)	(1,798)
From net realized gains	—	—	—	—	(407)	(290)
Class C
From net investment income	(753)	(1,663)	(2,624)	—	—	—
Select Class
From net investment income	(11,574)	(26,089)	(28,125)	(1,612)	(2,050)	(1,855)
From net realized gains	—	—	—	—	(511)	(239)
Ultra
From net investment income	(9,014)	(5,705)	—	—	—	—
Total distributions to shareholders	(23,645)	(37,106)	(35,031)	(4,736)	(9,053)	(8,051)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(103,615)	(147,267)	63,694	(3,823)	(34,081)	(57,393)

NET ASSETS:
Change in net assets	(112,355)	(160,169)	34,779	(7,516)	(39,377)	(67,090)
Beginning of period	1,135,627	1,295,796	1,261,017	150,833	190,210	257,300
End of period	$1,023,272	$1,135,627	$1,295,796	$143,317	$150,833	$190,210
Accumulated undistributed (distributions in excess of) net investment income	$(8)	$30	$278	$(8)	$23	$45

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Term Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,709	$57,412	$43,679
Net realized gain (loss)	154	(777)	(1,224)
Change in net unrealized appreciation (depreciation)	(14,711)	(5,828)	(10,971)
Change in net assets resulting from operations	34,152	50,807	31,484

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,657)	(9,310)	(8,268)
Class B
From net investment income	(1,297)	(1,733)	(1,711)
Class C
From net investment income	(8,914)	(12,725)	(12,173)
Select Class
From net investment income	(19,915)	(32,550)	(29,425)
Ultra
From net investment income	(14,370)	(5,441)	—
Total distributions to shareholders	(51,153)	(61,759)	(51,577)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(205,630)	(208,766)	(123,535)

NET ASSETS:
Change in net assets	(222,631)	(219,718)	(143,628)
Beginning of period	1,972,920	2,192,638	2,336,266
End of period	$1,750,289	$1,972,920	$2,192,638
Accumulated undistributed (distributions in excess of) net investment income	$(29)	$2,415	$374

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

130   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Core Bond Fund			Core Plus Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$134,016	$143,235	$146,407	$5,572	$13,575	$22,608
Net assets acquired in a tax-free reorganization (Note 9)	—	17,702	—	—	—	—
Dividends reinvested	9,528	14,333	14,452	1,012	1,696	1,853
Cost of shares redeemed	(110,295)	(155,486)	(226,606)	(10,756)	(18,591)	(39,021)
Change in net assets from Class A capital transactions	$33,249	$19,784	$(65,747)	$(4,172)	$(3,320)	$(14,560)
Class B
Proceeds from shares issued	$9,615	$10,967	$11,104	$339	$1,726	$2,947
Net assets acquired in a tax-free reorganization (Note 9)	—	10,985	—	—	—	—
Dividends reinvested	1,523	2,674	2,884	146	325	396
Cost of shares redeemed	(17,471)	(29,035)	(46,416)	(2,723)	(4,552)	(6,337)
Change in net assets from Class B capital transactions	$(6,333)	$(4,409)	$(32,428)	$(2,238)	$(2,501)	$(2,994)
Class C
Proceeds from shares issued	$9,918	$11,473	$21,595	$594	$956	$1,981
Dividends reinvested	912	1,775	2,344	64	119	106
Cost of shares redeemed	(15,611)	(29,309)	(64,001)	(936)	(1,388)	(1,716)
Change in net assets from Class C capital transactions	$(4,781)	$(16,061)	$(40,062)	$(278)	$(313)	$371
Select Class
Proceeds from shares issued	$563,656	$1,180,277	$1,739,685	$96,607	$170,708	$280,058
Net assets acquired in a tax-free reorganization (Note 9)	—	806,911	—	—	—	—
Dividends reinvested	20,000	114,096	150,465	277	2,805	5,967
Cost of shares redeemed	(508,473)	(4,320,898)	(1,175,535)	(98,512)	(248,564)	(210,599)
Change in net assets from Select Class capital transactions	$75,183	$(2,219,614)	$714,615	$(1,628)	$(75,051)	$75,426
Ultra
Proceeds from shares issued	$171,683	$722,418	$—	$— (c)	$14,525	$—
Dividends reinvested	9,441	4,918	—	—	—	—
Cost of shares redeemed	(106,547)	(82,517)	—	(775)	(640)	—
Change in net assets from Ultra capital transactions	$74,577	$644,819	—	$(775)	$13,885	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund			Core Plus Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Class A
Issued	12,513	13,134	13,314	713	1,712	2,839
Shares issued in connection with Fund reorganization (Note 9)	—	1,630	—	—	—	—
Reinvested	893	1,316	1,317	130	214	233
Redeemed	(10,330)	(14,280)	(20,661)	(1,380)	(2,344)	(4,895)
Change in Class A Shares	3,076	1,800	(6,030)	(537)	(418)	(1,823)
Class B
Issued	900	1,007	1,012	43	216	367
Shares issued in connection with Fund reorganization (Note 9)	—	1,012	—	—	—	—
Reinvested	143	246	263	19	41	50
Redeemed	(1,637)	(2,669)	(4,242)	(347)	(572)	(794)
Change in Class B Shares	(594)	(404)	(2,967)	(285)	(315)	(377)
Class C
Issued	923	1,048	1,954	75	120	246
Reinvested	85	162	213	8	15	13
Redeemed	(1,452)	(2,678)	(5,821)	(119)	(175)	(215)
Change in Class C Shares	(444)	(1,468)	(3,654)	(36)	(40)	44
Select Class
Issued	52,715	107,996	158,098	12,367	21,531	35,225
Shares issued in connection with Fund reorganization (Note 9)	—	74,368	—	—	—	—
Reinvested	1,880	10,471	13,722	35	355	750
Redeemed	(47,617)	(395,418)	(107,099)	(12,626)	(31,321)	(26,491)
Change in Select Class Shares	6,978	(202,583)	64,721	(224)	(9,435)	9,484
Ultra
Issued	16,135	66,743	—	— (c)	1,830	—
Reinvested	887	455	—	—	—	—
Redeemed	(9,984)	(7,667)	—	(100)	(81)	—
Change in Ultra Shares	7,038	59,530	—	(100)	1,749	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

132   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Government Bond Fund			High Yield Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,807	$36,823	$46,859	$13,801	$31,700	$88,717
Net assets acquired in a tax-free reorganization (Note 9)	—	44,516	—	—	—	—
Dividends reinvested	2,839	3,566	3,468	2,008	3,881	3,916
Cost of shares redeemed	(29,253)	(34,340)	(109,811)	(21,352)	(43,888)	(102,287)
Redemption fees	—	—	—	1	— (c)	—
Change in net assets from Class A capital transactions	$10,393	$50,565	$(59,484)	$(5,542)	$(8,307)	$(9,654)
Class B
Proceeds from shares issued	$2,961	$7,383	$10,680	$3,563	$9,033	$15,085
Net assets acquired in a tax-free reorganization (Note 9)	—	11,923	—	—	—	—
Dividends reinvested	1,609	3,107	3,924	803	1,587	1,282
Cost of shares redeemed	(18,278)	(31,955)	(62,257)	(8,686)	(10,888)	(10,853)
Redemption fees	—	—	—	1	1	—
Change in net assets from Class B capital transactions	$(13,708)	$(9,542)	$(47,653)	$(4,319)	$(267)	$5,514
Class C
Proceeds from shares issued	$4,802	$6,479	$27,913	$3,591	$6,804	$21,494
Dividends reinvested	457	939	1,938	731	1,564	1,754
Cost of shares redeemed	(5,521)	(26,287)	(58,958)	(6,822)	(15,876)	(19,764)
Redemption fees	—	—	—	1	— (c)	—
Change in net assets from Class C capital transactions	$(262)	$(18,869)	$(29,107)	$(2,499)	$(7,508)	$3,484
Select Class
Proceeds from shares issued	$73,295	$106,361	$179,077	$135,603	$253,649	$484,429
Net assets acquired in a tax-free reorganization (Note 9)	—	73,203	—	—	—	—
Dividends reinvested	344	1,361	1,461	2,745	9,018	4,994
Cost of shares redeemed	(66,635)	(138,820)	(113,997)	(159,570)	(335,330)	(185,572)
Redemption fees	—	—	—	21	1	—
Change in net assets from Select Class capital transactions	$7,004	$42,105	$66,541	$(21,201)	$(72,662)	$303,851
Ultra
Proceeds from shares issued	$—	$—	$—	$20,377	$49,888	$—
Dividends reinvested	—	—	—	138	—	—
Cost of shares redeemed	—	—	—	(2,600)	(7,717)	—
Redemption fees	—	—	—	1	—	—
Change in net assets from Ultra capital transactions	$—	$—	$—	$17,916	$42,171	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund			High Yield Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Class A
Issued	3,593	3,552	4,506	1,674	3,780	11,079
Shares issued in connection with Fund reorganization (Note 9)	—	4,299	—	—	—	—
Reinvested	278	344	334	244	465	483
Redeemed	(2,855)	(3,314)	(10,571)	(2,589)	(5,247)	(12,678)
Change in Class A Shares	1,016	4,881	(5,731)	(671)	(1,002)	(1,116)
Class B
Issued	289	712	1,024	432	1,077	1,864
Shares issued in connection with Fund reorganization (Note 9)	—	1,153	—	—	—	—
Reinvested	158	301	378	97	190	158
Redeemed	(1,788)	(3,089)	(6,019)	(1,053)	(1,305)	(1,331)
Change in Class B Shares	(1,341)	(923)	(4,617)	(524)	(38)	691
Class C
Issued	469	626	2,681	435	809	2,644
Reinvested	45	91	187	89	187	216
Redeemed	(540)	(2,539)	(5,698)	(827)	(1,897)	(2,433)
Change in Class C Shares	(26)	(1,822)	(2,830)	(303)	(901)	427
Select Class
Issued	7,143	10,275	17,315	16,452	30,161	59,553
Shares issued in connection with Fund reorganization (Note 9)	—	7,077	—	—	—	—
Reinvested	34	132	141	334	1,075	615
Redeemed	(6,500)	(13,427)	(10,998)	(19,332)	(39,681)	(22,903)
Change in Select Class Shares	677	4,057	6,458	(2,546)	(8,445)	37,265
Ultra
Issued	—	—	—	2,478	5,829	—
Reinvested	—	—	—	17	—	—
Redeemed	—	—	—	(316)	(949)	—
Change in Ultra Shares	—	—	—	2,179	4,880	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

134   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Intermediate Bond Fund			Mortgage-Backed Securities Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,305	$57,955	$78,669	$3,268	$9,262	$5,047
Dividends reinvested	3,558	7,238	10,091	314	401	265
Cost of shares redeemed	(46,630)	(131,624)	(174,367)	(4,424)	(2,293)	(11,290)
Change in net assets from Class A capital transactions	$(21,767)	$(66,431)	$(85,607)	$(842)	$7,370	$(5,978)
Class B
Proceeds from shares issued	$1,633	$5,809	$17,070	$—	$—	$—
Dividends reinvested	1,855	3,809	4,640	—	—	—
Cost of shares redeemed	(20,293)	(39,691)	(69,109)	—	—	—
Change in net assets from Class B capital transactions	$(16,805)	$(30,073)	$(47,399)	$—	$—	$—
Class C
Proceeds from shares issued	$4,274	$10,724	$37,753	$—	$—	$—
Dividends reinvested	1,074	2,615	4,411	—	—	—
Cost of shares redeemed	(16,735)	(67,055)	(101,120)	—	—	—
Change in net assets from Class C capital transactions	$(11,387)	$(53,716)	$(58,956)	$—	$—	$—
Select Class
Proceeds from shares issued	$265,831	$476,049	$682,103	$121,516	$372,340	$514,907
Dividends reinvested	2,781	23,725	30,113	1,730	40,634	46,946
Cost of shares redeemed	(266,101)	(1,089,278)	(498,102)	(139,678)	(1,822,493)	(150,517)
Change in net assets from Select Class capital transactions	$2,511	$(589,504)	$214,114	$(16,432)	$(1,409,519)	$411,336
Ultra
Proceeds from shares issued	$29,716	$222,727	$—	$165,996	$1,160,694	$—
Dividends reinvested	573	698	—	29,893	14,224	—
Cost of shares redeemed	(39,079)	(89,364)	—	(121,323)	(46,772)	—
Change in net assets from Ultra capital transactions	$(8,790)	$134,061	$—	$74,566	$1,128,146	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund			Mortgage-Backed Securities Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Class A
Issued	2,036	5,412	7,259	307	854	462
Reinvested	341	678	932	30	37	24
Redeemed	(4,467)	(12,273)	(16,147)	(417)	(212)	(1,039)
Change in Class A Shares	(2,090)	(6,183)	(7,956)	(80)	679	(553)
Class B
Issued	158	550	1,591	—	—	—
Reinvested	180	361	434	—	—	—
Redeemed	(1,972)	(3,762)	(6,472)	—	—	—
Change in Class B Shares	(1,634)	(2,851)	(4,447)	—	—	—
Class C
Issued	413	1,015	3,520	—	—	—
Reinvested	105	248	413	—	—	—
Redeemed	(1,624)	(6,334)	(9,471)	—	—	—
Change in Class C Shares	(1,106)	(5,071)	(5,538)	—	—	—
Select Class
Issued	25,452	44,490	62,987	11,581	34,791	47,983
Reinvested	266	2,217	2,782	165	3,803	4,369
Redeemed	(25,487)	(101,847)	(45,973)	(13,310)	(171,270)	(13,966)
Change in Select Class Shares	231	(55,140)	19,796	(1,564)	(132,676)	38,386
Ultra
Issued	2,845	20,906	—	15,794	109,466	—
Reinvested	55	66	—	2,857	1,339	—
Redeemed	(3,778)	(8,388)	—	(11,553)	(4,398)	—
Change in Ultra Shares	(878)	12,584	—	7,098	106,407	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

136   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Short Duration Bond Fund			Treasury & Agency Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,433	$30,928	$62,462	$16,544	$39,292	$39,002
Dividends reinvested	1,552	2,382	2,517	2,014	3,623	2,559
Cost of shares redeemed	(28,788)	(43,764)	(81,339)	(21,272)	(49,368)	(71,577)
Change in net assets from Class A capital transactions	$(3,803)	$(10,454)	$(16,360)	$(2,714)	$(6,453)	$(30,016)
Class B
Proceeds from shares issued	$404	$2,503	$12,390	$249	$498	$4,480
Dividends reinvested	319	666	870	417	1,361	1,707
Cost of shares redeemed	(6,989)	(16,021)	(21,621)	(6,449)	(27,294)	(33,004)
Change in net assets from Class B capital transactions	$(6,266)	$(12,852)	$(8,361)	$(5,783)	$(25,435)	$(26,817)
Class C
Proceeds from shares issued	$3,549	$20,457	$75,006	$—	$—	$—
Dividends reinvested	629	1,498	2,324	—	—	—
Cost of shares redeemed	(21,836)	(63,598)	(132,930)	—	—	—
Change in net assets from Class C capital transactions	$(17,658)	$(41,643)	$(55,600)	$—	$—	$—
Select Class
Proceeds from shares issued	$175,635	$532,445	$680,564	$19,127	$14,086	$18,640
Dividends reinvested	475	8,217	8,176	308	641	604
Cost of shares redeemed	(233,925)	(1,016,766)	(544,725)	(14,761)	(16,920)	(19,804)
Change in net assets from Select Class capital transactions	$(57,815)	$(476,104)	$144,015	$4,674	$(2,193)	$(560)
Ultra
Proceeds from shares issued	$27,188	$502,301	$—	$—	$—	$—
Dividends reinvested	3,451	1,906	—	—	—	—
Cost of shares redeemed	(48,712)	(110,421)	—	—	—	—
Change in net assets from Ultra capital transactions	$(18,073)	$393,786	$—	$—	$—	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund			Treasury & Agency Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Class A
Issued	2,237	2,918	5,795	1,677	3,845	3,702
Reinvested	148	225	234	205	356	243
Redeemed	(2,748)	(4,133)	(7,559)	(2,156)	(4,860)	(6,795)
Change in Class A Shares	(363)	(990)	(1,530)	(274)	(659)	(2,850)
Class B
Issued	38	234	1,142	25	49	423
Reinvested	30	63	80	42	134	162
Redeemed	(662)	(1,502)	(1,997)	(654)	(2,680)	(3,143)
Change in Class B Shares	(594)	(1,205)	(775)	(587)	(2,497)	(2,558)
Class C
Issued	337	1,916	6,924	—	—	—
Reinvested	60	141	215	—	—	—
Redeemed	(2,073)	(5,963)	(12,281)	—	—	—
Change in Class C Shares	(1,676)	(3,906)	(5,142)	—	—	—
Select Class
Issued	16,753	50,151	63,199	1,945	1,383	1,770
Reinvested	45	773	760	31	63	58
Redeemed	(22,319)	(96,103)	(50,583)	(1,500)	(1,658)	(1,881)
Change in Select Class Shares	(5,521)	(45,179)	13,376	476	(212)	(53)
Ultra Shares
Issued	2,597	47,597	—	—	—	—
Reinvested	330	181	—	—	—	—
Redeemed	(4,653)	(10,485)	—	—	—	—
Change in Ultra Shares	(1,726)	37,293	—	—	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

138   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

	Ultra Short Term Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$44,709	$159,519	$365,140
Dividends reinvested	4,414	6,848	5,950
Cost of shares redeemed	(109,515)	(245,704)	(371,062)
Change in net assets from Class A capital transactions	$(60,392)	$(79,337)	$28
Class B
Proceeds from shares issued	$1,704	$5,093	$23,060
Dividends reinvested	1,049	1,520	1,455
Cost of shares redeemed	(15,629)	(25,861)	(43,751)
Change in net assets from Class B capital transactions	$(12,876)	$(19,248)	$(19,236)
Class C
Proceeds from shares issued	$86,913	$262,889	$583,641
Dividends reinvested	7,751	11,675	10,700
Cost of shares redeemed	(191,233)	(436,940)	(725,245)
Change in net assets from Class C capital transactions	$(96,569)	$(162,376)	$(130,904)
Select Class
Proceeds from shares issued	$161,616	$693,975	$733,383
Dividends reinvested	7,286	16,102	8,034
Cost of shares redeemed	(258,262)	(1,084,257)	(714,840)
Change in net assets from Select Class capital transactions	$(89,360)	$(374,180)	$26,577
Ultra
Proceeds from shares issued	$169,981	$482,991	$—
Dividends reinvested	8,842	2,837	—
Cost of shares redeemed	(125,256)	(59,453)	—
Change in net assets from Ultra capital transactions	$53,567	$426,375	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Term Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Class A
Issued	4,566	16,136	36,696
Reinvested	452	694	599
Redeemed	(11,185)	(24,855)	(37,324)
Change in Class A Shares	(6,167)	(8,025)	(29)
Class B
Issued	175	519	2,337
Reinvested	108	155	147
Redeemed	(1,608)	(2,637)	(4,431)
Change in Class B Shares	(1,325)	(1,963)	(1,947)
Class C
Issued	8,950	26,821	59,167
Reinvested	800	1,194	1,086
Redeemed	(19,693)	(44,601)	(73,570)
Change in Class C Shares	(9,943)	(16,586)	(13,317)
Select Class
Issued	16,502	70,220	73,771
Reinvested	746	1,632	809
Redeemed	(26,358)	(109,846)	(71,882)
Change in Select Class Shares	(9,110)	(37,994)	2,698
Ultra
Issued	17,337	49,005	—
Reinvested	905	289	—
Redeemed	(12,796)	(6,033)	—
Change in Ultra Shares	5,446	43,261	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

140   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
July 1, 2005 to February 28, 2006 (d)	$10.91	$0.34	$(0.35)	$(0.01)	$(0.33)	$—	$(0.33)	$—
Year Ended June 30, 2005	10.77	0.51	0.15	0.66	(0.52)	—	(0.52)	—
Year Ended June 30, 2004	11.18	0.48	(0.39)	0.09	(0.50)	—	(0.50)	—
Year Ended June 30, 2003	10.82	0.62	0.35	0.97	(0.60)	(0.01)	(0.61)	—
Year Ended June 30, 2002	10.59	0.66	0.28	0.94	(0.68)	(0.03)	(0.71)	—
Year Ended June 30, 2001	10.08	0.63	0.51	1.14	(0.63)	—	(0.63)	—

Core Plus Bond Fund
July 1, 2005 to February 28, 2006 (d)	7.95	0.24	(0.22)	0.02	(0.24)	—	(0.24)	—
Year Ended June 30, 2005	7.82	0.36	0.14	0.50	(0.37)	—	(0.37)	—
Year Ended June 30, 2004	8.10	0.36	(0.28)	0.08	(0.36)	—	(0.36)	—
Year Ended June 30, 2003	7.81	0.45	0.30	0.75	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	7.75	0.46	0.05	0.51	(0.45)	—	(0.45)	—
Year Ended June 30, 2001	7.50	0.46	0.26	0.72	(0.47)	—	(0.47)	—

Government Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.48	0.30	(0.33)	(0.03)	(0.30)	—	(0.30)	—
Year Ended June 30, 2005	10.16	0.46	0.33	0.79	(0.47)	—	(0.47)	—
Year Ended June 30, 2004	10.67	0.48	(0.52)	(0.04)	(0.47)	—	(0.47)	—
Year Ended June 30, 2003	10.26	0.52	0.42	0.94	(0.53)	—	(0.53)	—
Year Ended June 30, 2002	9.93	0.55	0.33	0.88	(0.55)	—	(0.55)	—
Year Ended June 30, 2001	9.55	0.58	0.38	0.96	(0.58)	—	(0.58)	—

High Yield Bond Fund
July 1, 2005 to February 28, 2006 (d)	8.29	0.42	(0.06)	0.36	(0.42)	—	(0.42)	—	(e)
Year Ended June 30, 2005	8.17	0.61	0.14	0.75	(0.61)	(0.02)	(0.63)	—	(e)
Year Ended June 30, 2004	7.92	0.61	0.23	0.84	(0.59)	—	(0.59)	—
Year Ended June 30, 2003	7.30	0.65	0.62	1.27	(0.65)	—	(0.65)	—
Year Ended June 30, 2002	8.19	0.70	(0.89)	(0.19)	(0.70)	—	(0.70)	—
Year Ended June 30, 2001	8.89	0.84	(0.70)	0.14	(0.84)	—	(0.84)	—

Intermediate Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.65	0.29	(0.29)	—	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.63	0.40	0.12	0.52	(0.50)	—	(0.50)	—
Year Ended June 30, 2004	11.01	0.47	(0.37)	0.10	(0.48)	—	(0.48)	—
Year Ended June 30, 2003	10.70	0.57	0.32	0.89	(0.58)	—	(0.58)	—
Year Ended June 30, 2002	10.50	0.62	0.21	0.83	(0.63)	—	(0.63)	—
Year Ended June 30, 2001	10.07	0.60	0.43	1.03	(0.60)	—	(0.60)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

142   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.57	(0.11)%	$394,309	0.75%	4.54%	0.97%	13%
10.91	6.23	373,401	0.82	4.52	1.09	16
10.77	0.84	349,290	0.85	4.34	1.16	20
11.18	9.20	429,859	0.85	5.57	1.17	23
10.82	9.09	262,489	0.85	6.09	1.18	32
10.59	11.58	170,715	0.85	6.15	1.18	21

7.73	0.31	50,622	0.90	4.65	0.94	15
7.95	6.47	56,320	0.90	4.54	1.09	20
7.82	0.98	58,697	0.88	4.50	1.15	24
8.10	9.80	75,575	0.89	5.63	1.17	16
7.81	6.76	57,173	0.89	5.86	1.16	23
7.75	9.87	59,303	0.89	6.18	1.16	18

10.15	(0.30)	146,294	0.75	4.37	0.97	6
10.48	7.89	140,496	0.79	4.43	1.02	10
10.16	(0.40)	86,614	0.87	4.38	1.04	16
10.67	9.29	152,028	0.87	4.92	1.03	19
10.26	9.01	74,166	0.87	5.37	1.03	24
9.93	10.23	52,782	0.87	5.87	1.02	13

8.23	4.39	62,622	1.11	7.51	1.30	47
8.29	9.47	68,636	1.12	7.22	1.33	68
8.17	10.96	75,885	1.12	7.37	1.33	58
7.92	18.64	82,386	1.14	8.86	1.35	52
7.30	(2.60)	32,756	1.15	8.91	1.37	34
8.19	1.63	16,587	1.14	9.95	1.36	30

10.32	0.02	146,206	0.83	4.77	0.98	5
10.65	4.99	173,146	0.83	4.48	1.10	10
10.63	0.91	238,399	0.83	4.27	1.17	17
11.01	8.52	334,574	0.83	5.24	1.17	24
10.70	8.08	233,915	0.83	5.88	1.17	33
10.50	10.49	191,660	0.83	5.80	1.15	23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mortgage-Backed Securities Fund
July 1, 2005 to February 28, 2006 (d)	$10.83	$0.33	$(0.29)	$0.04	$(0.33)	$—	$(0.33)	$—
Year Ended June 30, 2005	10.77	0.49	0.08	0.57	(0.51)	—	(0.51)	—
Year Ended June 30, 2004	10.89	0.42	(0.08)	0.34	(0.46)	—	(0.46)	—
Year Ended June 30, 2003	11.00	0.60	(0.04)	0.56	(0.66)	(0.01)	(0.67)	—
Year Ended June 30, 2002	10.47	0.61	0.55	1.16	(0.62)	(0.01)	(0.63)	—
August 18, 2000 (e) to June 30, 2001	10.00	0.59	0.47	1.06	(0.59)	—	(0.59)	—

Short Duration Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.51	0.21	(0.08)	0.13	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	10.62	0.28	(0.10)	0.18	(0.29)	—	(0.29)	—
Year Ended June 30, 2004	10.86	0.27	(0.23)	0.04	(0.28)	—	(0.28)	—
Year Ended June 30, 2003	10.72	0.35	0.18	0.53	(0.39)	—	(0.39)	—
Year Ended June 30, 2002	10.56	0.48	0.19	0.67	(0.51)	—	(0.51)	—
Year Ended June 30, 2001	10.28	0.58	0.27	0.85	(0.57)	—	(0.57)	—

Treasury & Agency Fund
July 1, 2005 to February 28, 2006 (d)	10.00	0.32	(0.25)	0.07	(0.32)	—	(0.32)	—
Year Ended June 30, 2005	10.31	0.42	(0.20)	0.22	(0.42)	(0.11)	(0.53)	—
Year Ended June 30, 2004	10.76	0.35	(0.40)	(0.05)	(0.35)	(0.05)	(0.40)	—
Year Ended June 30, 2003	10.33	0.38	0.43	0.81	(0.38)	—	(0.38)	—
Year Ended June 30, 2002	10.04	0.44	0.29	0.73	(0.44)	—	(0.44)	—
Year Ended June 30, 2001	9.65	0.55	0.39	0.94	(0.55)	—	(0.55)	—

Ultra Short Term Bond Fund
July 1, 2005 to February 28, 2006 (d)	9.83	0.26	(0.08)	0.18	(0.27)	—	(0.27)	—
Year Ended June 30, 2005	9.89	0.27	(0.04)	0.23	(0.29)	—	(0.29)	—
Year Ended June 30, 2004	9.97	0.20	(0.05)	0.15	(0.23)	—	(0.23)	—
Year Ended June 30, 2003	9.95	0.24	0.04	0.28	(0.26)	—	(0.26)	—
Year Ended June 30, 2002	9.86	0.36	0.11	0.47	(0.38)	—	(0.38)	—
Year Ended June 30, 2001	9.73	0.59	0.14	0.73	(0.60)	—	(0.60)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

144   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.54	0.35%	$13,826	0.65%	4.68%	0.97%	16%
10.83	5.40	15,077	0.65	4.50	0.92	25
10.77	3.07	7,681	0.65	4.23	0.82	12
10.89	5.17	13,783	0.65	3.84	0.89	35
11.00	11.44	1,344	0.65	4.67	0.90	36
10.47	10.87	9	0.65	6.19	0.91	30

10.43	1.22	93,187	0.80	2.97	0.91	22
10.51	1.72	97,744	0.80	2.64	1.10	27
10.62	0.39	109,252	0.80	2.51	1.16	54
10.86	5.01	128,309	0.80	3.26	1.16	27
10.72	6.41	49,282	0.80	4.57	1.16	50
10.56	8.49	24,077	0.79	5.54	1.16	46

9.75	0.71	77,632	0.70	4.83	1.03	20
10.00	2.22	82,360	0.67	4.05	0.99	22
10.31	(0.52)	91,714	0.65	3.30	0.95	23
10.76	7.97	126,395	0.65	3.61	0.95	33
10.33	7.39	124,058	0.65	4.31	0.95	41
10.04	9.93	66,320	0.65	5.49	0.95	48

9.74	1.81	219,258	0.70	3.81	0.91	9
9.83	2.36	281,966	0.70	2.67	1.05	26
9.89	1.53	362,796	0.70	1.97	1.12	46
9.97	2.83	366,214	0.70	2.34	1.12	36
9.95	4.88	162,338	0.65	3.62	1.12	39
9.86	7.67	53,882	0.65	5.91	1.11	38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
July 1, 2005 to February 28, 2006 (d)	$10.90	$0.27	$(0.33)	$(0.06)	$(0.28)	$—	$(0.28)	$—
Year Ended June 30, 2005	10.76	0.42	0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.17	0.41	(0.39)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.81	0.54	0.36	0.90	(0.53)	(0.01)	(0.54)	—
Year Ended June 30, 2002	10.59	0.58	0.28	0.86	(0.61)	(0.03)	(0.64)	—
Year Ended June 30, 2001	10.08	0.57	0.51	1.08	(0.57)	—	(0.57)	—

Core Plus Bond Fund
July 1, 2005 to February 28, 2006 (d)	7.98	0.22	(0.22)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.32	0.12	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31	(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40	0.30	0.70	(0.40)	—	(0.40)	—
Year Ended June 30, 2002	7.78	0.41	0.05	0.46	(0.40)	—	(0.40)	—
Year Ended June 30, 2001	7.53	0.42	0.25	0.67	(0.42)	—	(0.42)	—

Government Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.47	0.25	(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.16	0.39	0.32	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.66	0.40	(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.26	0.45	0.41	0.86	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	9.93	0.47	0.34	0.81	(0.48)	—	(0.48)	—
Year Ended June 30, 2001	9.55	0.51	0.38	0.89	(0.51)	—	(0.51)	—

High Yield Bond Fund
July 1, 2005 to February 28, 2006 (d)	8.29	0.38	(0.06)	0.32	(0.38)	—	(0.38)	—	(e)
Year Ended June 30, 2005	8.18	0.55	0.14	0.69	(0.56)	(0.02)	(0.58)	—	(e)
Year Ended June 30, 2004	7.93	0.55	0.24	0.79	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60	0.62	1.22	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	8.21	0.65	(0.89)	(0.24)	(0.65)	—	(0.65)	—
Year Ended June 30, 2001	8.91	0.79	(0.70)	0.09	(0.79)	—	(0.79)	—

Intermediate Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.51	0.26	(0.30)	(0.04)	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.49	0.38	0.08	0.46	(0.44)	—	(0.44)	—
Year Ended June 30, 2004	10.88	0.39	(0.37)	0.02	(0.41)	—	(0.41)	—
Year Ended June 30, 2003	10.59	0.49	0.32	0.81	(0.52)	—	(0.52)	—
Year Ended June 30, 2002	10.40	0.55	0.21	0.76	(0.57)	—	(0.57)	—
Year Ended June 30, 2001	9.97	0.53	0.44	0.97	(0.54)	—	(0.54)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

146   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.56	(0.55)%	$85,667	1.40%	3.89%	1.47%	13%
10.90	5.57	94,897	1.47	3.87	1.68	16
10.76	0.28	98,064	1.50	3.69	1.81	20
11.17	8.53	134,915	1.50	4.92	1.82	23
10.81	8.34	76,031	1.50	5.41	1.83	32
10.59	10.89	36,310	1.50	5.53	1.81	21

7.77	0.05	6,950	1.44	4.10	1.44	15
7.98	5.74	9,424	1.51	3.92	1.70	20
7.86	0.32	11,745	1.53	3.85	1.80	24
8.14	9.19	15,226	1.54	4.99	1.82	16
7.84	6.06	13,203	1.54	5.21	1.81	23
7.78	9.12	13,597	1.54	5.51	1.80	18

10.14	(0.78)	78,500	1.45	3.67	1.47	6
10.47	7.07	95,143	1.47	3.76	1.62	10
10.16	(0.97)	101,634	1.52	3.74	1.69	16
10.66	8.64	155,876	1.52	4.30	1.68	19
10.26	8.24	84,354	1.52	4.71	1.68	24
9.93	9.53	55,569	1.52	5.21	1.67	13

8.23	3.92	35,105	1.76	6.86	1.80	47
8.29	8.71	39,697	1.77	6.58	1.93	68
8.18	10.23	39,488	1.76	6.71	1.98	58
7.93	17.90	32,796	1.79	8.20	2.00	52
7.32	(3.34)	11,572	1.80	8.32	2.02	34
8.21	1.01	8,579	1.79	9.27	2.01	30

10.18	(0.35)	82,765	1.40	4.20	1.48	5
10.51	4.46	102,614	1.46	3.86	1.70	10
10.49	0.20	132,372	1.48	3.62	1.82	17
10.88	7.85	185,642	1.48	4.54	1.82	24
10.59	7.30	86,784	1.48	5.22	1.82	33
10.40	9.88	45,257	1.48	5.17	1.80	23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Short Duration Bond Fund
July 1, 2005 to February 28, 2006 (d)	$10.59	$0.17	$(0.09)	$0.08	$(0.17)	$—	$(0.17)	$—
Year Ended June 30, 2005	10.69	0.23	(0.09)	0.14	(0.24)	—	(0.24)	—
Year Ended June 30, 2004	10.93	0.22	(0.23)	(0.01)	(0.23)	—	(0.23)	—
Year Ended June 30, 2003	10.80	0.30	0.17	0.47	(0.34)	—	(0.34)	—
Year Ended June 30, 2002	10.63	0.43	0.20	0.63	(0.46)	—	(0.46)	—
Year Ended June 30, 2001	10.35	0.52	0.28	0.80	(0.52)	—	(0.52)	—

Treasury & Agency Fund
July 1, 2005 to February 28, 2006 (d)	9.99	0.29	(0.25)	0.04	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.30	0.38	(0.21)	0.17	(0.37)	(0.11)	(0.48)	—
Year Ended June 30, 2004	10.75	0.31	(0.41)	(0.10)	(0.30)	(0.05)	(0.35)	—
Year Ended June 30, 2003	10.32	0.33	0.43	0.76	(0.33)	—	(0.33)	—
Year Ended June 30, 2002	10.03	0.39	0.29	0.68	(0.39)	—	(0.39)	—
Year Ended June 30, 2001	9.64	0.50	0.39	0.89	(0.50)	—	(0.50)	—

Ultra Short Term Bond Fund
July 1, 2005 to February 28, 2006 (d)	9.76	0.22	(0.08)	0.14	(0.23)	—	(0.23)	—
Year Ended June 30, 2005	9.82	0.21	(0.03)	0.18	(0.24)	—	(0.24)	—
Year Ended June 30, 2004	9.90	0.14	(0.04)	0.10	(0.18)	—	(0.18)	—
Year Ended June 30, 2003	9.89	0.19	0.03	0.22	(0.21)	—	(0.21)	—
Year Ended June 30, 2002	9.80	0.32	0.11	0.43	(0.34)	—	(0.34)	—
Year Ended June 30, 2001	9.68	0.54	0.13	0.67	(0.55)	—	(0.55)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

148   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.50	0.79%	$22,899	1.30%	2.46%	1.41%	22%
10.59	1.31	29,369	1.30	2.13	1.71	27
10.69	0.09	42,563	1.30	2.01	1.81	54
10.93	4.39	51,994	1.30	2.72	1.81	27
10.80	5.97	14,320	1.30	4.05	1.81	50
10.63	7.90	4,982	1.29	5.02	1.81	46

9.74	0.39	16,720	1.20	4.34	1.53	20
9.99	1.70	23,012	1.17	3.45	1.60	22
10.30	(1.02)	49,443	1.15	2.80	1.60	23
10.75	7.45	79,108	1.15	3.10	1.60	33
10.32	6.89	65,913	1.15	3.84	1.60	41
10.03	9.39	59,626	1.15	5.02	1.60	48

9.67	1.46	48,750	1.20	3.31	1.41	9
9.76	1.87	62,135	1.20	2.18	1.65	26
9.82	1.02	81,758	1.20	1.48	1.77	46
9.90	2.28	101,749	1.20	1.84	1.77	36
9.89	4.43	42,494	1.15	3.08	1.76	39
9.80	7.06	11,811	1.15	5.47	1.76	38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
July 1, 2005 to February 28, 2006 (d)	$10.96	$0.28	$(0.34)	$(0.06)	$(0.28)	$—	$(0.28)	$—
Year Ended June 30, 2005	10.82	0.42	0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.23	0.42	(0.40)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.87	0.54	0.36	0.90	(0.53)	(0.01)	(0.54)	—
Year Ended June 30, 2002	10.64	0.58	0.30	0.88	(0.62)	(0.03)	(0.65)	—
Year Ended June 30, 2001	10.14	0.57	0.50	1.07	(0.57)	—	(0.57)	—

Core Plus Bond Fund
July 1, 2005 to February 28, 2006 (d)	7.98	0.21	(0.21)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.31	0.13	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31	(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40	0.31	0.71	(0.41)	—	(0.41)	—
Year Ended June 30, 2002	7.78	0.40	0.07	0.47	(0.41)	—	(0.41)	—
Year Ended June 30, 2001	7.54	0.43	0.24	0.67	(0.43)	—	(0.43)	—

Government Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.46	0.25	(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.15	0.40	0.31	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.65	0.40	(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.25	0.45	0.41	0.86	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	9.93	0.47	0.34	0.81	(0.49)	—	(0.49)	—
Year Ended June 30, 2001	9.55	0.52	0.38	0.90	(0.52)	—	(0.52)	—

High Yield Bond Fund
July 1, 2005 to February 28, 2006 (d)	8.29	0.38	(0.05)	0.33	(0.38)	—	(0.38)	—	(e)
Year Ended June 30, 2005	8.19	0.55	0.13	0.68	(0.56)	(0.02)	(0.58)	—
Year Ended June 30, 2004	7.93	0.55	0.25	0.80	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60	0.62	1.22	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	8.21	0.64	(0.88)	(0.24)	(0.65)	—	(0.65)	—
Year Ended June 30, 2001	8.90	0.79	(0.69)	0.10	(0.79)	—	(0.79)	—

Intermediate Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.51	0.26	(0.30)	(0.04)	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.49	0.36	0.10	0.46	(0.44)	—	(0.44)	—
Year Ended June 30, 2004	10.88	0.39	(0.37)	0.02	(0.41)	—	(0.41)	—
Year Ended June 30, 2003	10.59	0.50	0.31	0.81	(0.52)	—	(0.52)	—
Year Ended June 30, 2002	10.40	0.55	0.21	0.76	(0.57)	—	(0.57)	—
Year Ended June 30, 2001	9.98	0.54	0.42	0.96	(0.54)	—	(0.54)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

150   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.62	(0.55)%	$57,530	1.40%	3.89%	1.47%	13%
10.96	5.53	64,238	1.47	3.87	1.70	16
10.82	0.17	79,323	1.50	3.69	1.81	20
11.23	8.59	123,308	1.50	4.90	1.82	23
10.87	8.33	63,168	1.50	5.26	1.83	32
10.64	10.77	12,615	1.50	5.64	1.85	21

7.77	0.05	3,119	1.44	4.10	1.44	15
7.98	5.74	3,492	1.50	3.94	1.69	20
7.86	0.33	3,750	1.53	3.83	1.80	24
8.14	9.22	3,521	1.54	4.89	1.82	16
7.84	6.10	1,549	1.54	5.16	1.81	23
7.78	9.03	864	1.53	5.57	1.81	18

10.13	(0.77)	23,863	1.45	3.67	1.47	6
10.46	7.09	24,922	1.48	3.75	1.64	10
10.15	(0.96)	42,666	1.52	3.74	1.69	16
10.65	8.54	74,937	1.52	4.28	1.68	19
10.25	8.26	31,467	1.52	4.67	1.67	24
9.93	9.55	9,820	1.52	5.22	1.67	13

8.24	4.04	25,650	1.76	6.86	1.80	47
8.29	8.55	28,348	1.77	6.57	1.93	68
8.19	10.35	35,344	1.76	6.70	1.98	58
7.93	17.88	30,857	1.79	8.23	2.00	52
7.32	(3.33)	12,629	1.80	8.25	2.02	34
8.21	1.11	5,211	1.79	9.29	2.01	30

10.18	(0.35)	54,879	1.40	4.20	1.48	5
10.51	4.43	68,296	1.46	3.83	1.71	10
10.49	0.19	121,399	1.48	3.62	1.82	17
10.88	7.85	186,110	1.48	4.56	1.82	24
10.59	7.30	100,956	1.48	5.21	1.82	33
10.40	9.78	44,810	1.48	5.17	1.80	23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Short Duration Bond Fund
July 1, 2005 to February 28, 2006 (d)	$10.58	$0.16	$(0.08)	$0.08	$(0.17)	$—	$(0.17)	$—
Year Ended June 30, 2005	10.68	0.22	(0.08)	0.14	(0.24)	—	(0.24)	—
Year Ended June 30, 2004	10.92	0.22	(0.23)	(0.01)	(0.23)	—	(0.23)	—
Year Ended June 30, 2003	10.79	0.30	0.17	0.47	(0.34)	—	(0.34)	—
November 1, 2001 (e) to June 30, 2002	10.89	0.27	(0.07)	0.20	(0.30)	—	(0.30)	—

Ultra Short Term Bond Fund
July 1, 2005 to February 28, 2006 (d)	9.75	0.22	(0.08)	0.14	(0.23)	—	(0.23)	—
Year Ended June 30, 2005	9.81	0.21	(0.03)	0.18	(0.24)	—	(0.24)	—
Year Ended June 30, 2004	9.89	0.14	(0.04)	0.10	(0.18)	—	(0.18)	—
Year Ended June 30, 2003	9.88	0.19	0.03	0.22	(0.21)	—	(0.21)	—
November 1, 2001 (e) to June 30, 2002	9.88	0.18	0.02	0.20	(0.20)	—	(0.20)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

152   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.49	0.79%	$38,266	1.30%	2.46%	1.41%	22%
10.58	1.30	56,296	1.30	2.12	1.71	27
10.68	(0.10)	98,576	1.30	2.01	1.81	54
10.92	4.43	156,942	1.30	2.71	1.81	27
10.79	5.77	32,680	1.30	3.92	1.82	50

9.66	1.46	338,830	1.20	3.31	1.41	9
9.75	1.88	438,955	1.20	2.17	1.66	26
9.81	1.03	604,084	1.20	1.48	1.77	46
9.89	2.39	741,134	1.20	1.82	1.77	36
9.88	1.89	253,974	1.15	2.75	1.78	39

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
July 1, 2005 to February 28, 2006 (d)	$10.90	$0.33	$(0.33)	$—	$(0.34)	$—	$(0.34)	$—
Year Ended June 30, 2005	10.77	0.53	0.14	0.67	(0.54)	—	(0.54)	—
Year Ended June 30, 2004	11.18	0.50	(0.38)	0.12	(0.53)	—	(0.53)	—
Year Ended June 30, 2003	10.82	0.64	0.36	1.00	(0.63)	(0.01)	(0.64)	—
Year Ended June 30, 2002	10.59	0.69	0.28	0.97	(0.71)	(0.03)	(0.74)	—
Year Ended June 30, 2001	10.08	0.67	0.50	1.17	(0.66)	—	(0.66)	—

Core Plus Bond Fund
July 1, 2005 to February 28, 2006 (d)	7.95	0.25	(0.22)	0.03	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	7.82	0.38	0.13	0.51	(0.38)	—	(0.38)	—
Year Ended June 30, 2004	8.10	0.38	(0.28)	0.10	(0.38)	—	(0.38)	—
Year Ended June 30, 2003	7.81	0.48	0.29	0.77	(0.48)	—	(0.48)	—
Year Ended June 30, 2002	7.75	0.48	0.06	0.54	(0.48)	—	(0.48)	—
Year Ended June 30, 2001	7.51	0.49	0.24	0.73	(0.49)	—	(0.49)	—

Government Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.47	0.31	(0.33)	(0.02)	(0.31)	—	(0.31)	—
Year Ended June 30, 2005	10.15	0.49	0.32	0.81	(0.49)	—	(0.49)	—
Year Ended June 30, 2004	10.66	0.48	(0.50)	(0.02)	(0.49)	—	(0.49)	—
Year Ended June 30, 2003	10.25	0.56	0.40	0.96	(0.55)	—	(0.55)	—
Year Ended June 30, 2002	9.93	0.58	0.32	0.90	(0.58)	—	(0.58)	—
Year Ended June 30, 2001	9.54	0.60	0.39	0.99	(0.60)	—	(0.60)	—

High Yield Bond Fund
July 1, 2005 to February 28, 2006 (d)	8.30	0.43	(0.06)	0.37	(0.43)	—	(0.43)	—	(e)
Year Ended June 30, 2005	8.18	0.63	0.14	0.77	(0.63)	(0.02)	(0.65)	—	(e)
Year Ended June 30, 2004	7.93	0.61	0.25	0.86	(0.61)	—	(0.61)	—
Year Ended June 30, 2003	7.31	0.67	0.62	1.29	(0.67)	—	(0.67)	—
Year Ended June 30, 2002	8.20	0.72	(0.89)	(0.17)	(0.72)	—	(0.72)	—
Year Ended June 30, 2001	8.90	0.86	(0.70)	0.16	(0.86)	—	(0.86)	—

Intermediate Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.65	0.35	(0.34)	0.01	(0.35)	—	(0.35)	—
Year Ended June 30, 2005	10.62	0.55	0.01	0.56	(0.53)	—	(0.53)	—
Year Ended June 30, 2004	11.01	0.49	(0.37)	0.12	(0.51)	—	(0.51)	—
Year Ended June 30, 2003	10.70	0.59	0.33	0.92	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	10.50	0.65	0.21	0.86	(0.66)	—	(0.66)	—
Year Ended June 30, 2001	10.07	0.63	0.43	1.06	(0.63)	—	(0.63)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

154   JPMORGAN INCOME FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.56	(0.02)%	$2,742,810	0.60%	4.69%	0.72%	13%
10.90	6.36	2,754,702	0.60	4.72	0.79	16
10.77	1.13	4,902,736	0.60	4.60	0.81	20
11.18	9.51	4,365,709	0.60	5.80	0.82	23
10.82	9.39	2,874,707	0.60	6.35	0.83	32
10.59	11.85	2,093,516	0.60	6.40	0.83	21

7.73	0.46	1,216,897	0.65	4.90	0.69	15
7.95	6.73	1,252,911	0.65	4.79	0.77	20
7.82	1.22	1,306,778	0.63	4.73	0.80	24
8.10	10.10	1,276,529	0.64	5.91	0.82	16
7.81	7.08	1,312,171	0.64	6.09	0.81	23
7.75	10.00	1,336,566	0.64	6.41	0.81	18

10.14	(0.16)	805,018	0.54	4.58	0.72	6
10.47	8.15	824,646	0.56	4.67	0.71	10
10.15	(0.16)	758,403	0.62	4.65	0.69	16
10.66	9.58	727,267	0.62	5.25	0.68	19
10.25	9.22	785,343	0.62	5.63	0.68	24
9.93	10.62	812,766	0.62	6.12	0.67	13

8.24	4.53	960,421	0.86	7.77	1.05	47
8.30	9.74	988,281	0.87	7.47	1.01	68
8.18	11.22	1,043,708	0.86	7.59	0.98	58
7.93	18.90	715,924	0.89	9.23	1.00	52
7.31	(2.34)	468,111	0.90	9.21	1.02	34
8.20	1.89	349,396	0.89	10.18	1.01	30

10.31	0.11	914,815	0.58	5.02	0.73	5
10.65	5.37	941,813	0.58	4.70	0.79	10
10.62	1.11	1,525,275	0.58	4.51	0.82	17
11.01	8.79	1,362,926	0.58	5.51	0.82	24
10.70	8.37	1,183,685	0.58	6.13	0.82	33
10.50	10.76	1,129,645	0.58	6.05	0.80	23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN INCOME FUNDS   155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mortgage-Backed Securities Fund
July 1, 2005 to February 28, 2006 (d)	$10.67	$0.34	$(0.29)	$0.05	$(0.34)	$—	$(0.34)	$—
Year Ended June 30, 2005	10.61	0.42	0.17	0.59	(0.53)	—	(0.53)	—
Year Ended June 30, 2004	10.75	0.45	(0.10)	0.35	(0.49)	—	(0.49)	—
Year Ended June 30, 2003	10.89	0.62	(0.06)	0.56	(0.69)	(0.01)	(0.70)	—
Year Ended June 30, 2002	10.47	0.76	0.43	1.19	(0.76)	(0.01)	(0.77)	—
August 18, 2000 (e) to June 30, 2001	10.00	0.63	0.46	1.09	(0.62)	—	(0.62)	—

Short Duration Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.52	0.23	(0.08)	0.15	(0.23)	—	(0.23)	—
Year Ended June 30, 2005	10.63	0.32	(0.12)	0.20	(0.31)	—	(0.31)	—
Year Ended June 30, 2004	10.87	0.30	(0.23)	0.07	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	10.73	0.39	0.17	0.56	(0.42)	—	(0.42)	—
Year Ended June 30, 2002	10.57	0.51	0.18	0.69	(0.53)	—	(0.53)	—
Year Ended June 30, 2001	10.29	0.60	0.28	0.88	(0.60)	—	(0.60)	—

Treasury & Agency Fund
July 1, 2005 to February 28, 2006 (d)	9.99	0.33	(0.25)	0.08	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.30	0.44	(0.19)	0.25	(0.45)	(0.11)	(0.56)	—
Year Ended June 30, 2004	10.75	0.37	(0.39)	(0.02)	(0.38)	(0.05)	(0.43)	—
Year Ended June 30, 2003	10.32	0.41	0.43	0.84	(0.41)	—	(0.41)	—
Year Ended June 30, 2002	10.03	0.47	0.29	0.76	(0.47)	—	(0.47)	—
Year Ended June 30, 2001	9.64	0.58	0.38	0.96	(0.57)	—	(0.57)	—

Ultra Short Term Bond Fund
July 1, 2005 to February 28, 2006 (d)	9.83	0.27	(0.08)	0.19	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	9.88	0.29	(0.03)	0.26	(0.31)	—	(0.31)	—
Year Ended June 30, 2004	9.97	0.23	(0.06)	0.17	(0.26)	—	(0.26)	—
Year Ended June 30, 2003	9.95	0.27	0.04	0.31	(0.29)	—	(0.29)	—
Year Ended June 30, 2002	9.86	0.40	0.10	0.50	(0.41)	—	(0.41)	—
Year Ended June 30, 2001	9.73	0.62	0.13	0.75	(0.62)	—	(0.62)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

156  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.38	0.54%	$103,491	0.40%	4.92%	0.72%	16%
10.67	5.70	123,104	0.40	4.54	0.55	25
10.61	3.30	1,530,225	0.40	4.12	0.54	35
10.75	5.30	1,137,661	0.40	5.56	0.55	36
10.89	11.71	613,936	0.40	7.28	0.57	30
10.47	11.12	357,777	0.40	7.14	0.58	13

10.44	1.39	497,708	0.55	3.21	0.66	22
10.52	1.94	559,775	0.55	2.85	0.79	27
10.63	0.67	1,045,405	0.55	2.75	0.81	54
10.87	5.28	923,772	0.55	3.60	0.81	27
10.73	6.67	810,740	0.55	4.87	0.81	50
10.57	8.77	670,111	0.54	5.79	0.81	46

9.74	0.87	48,965	0.45	5.07	0.79	20
9.99	2.48	45,461	0.42	4.30	0.67	22
10.30	(0.23)	49,053	0.40	3.55	0.60	23
10.75	8.28	51,797	0.40	3.86	0.60	33
10.32	7.69	54,819	0.40	4.59	0.60	41
10.03	10.22	51,371	0.40	5.79	0.60	48

9.74	1.96	668,770	0.45	4.07	0.66	9
9.83	2.71	764,427	0.45	2.91	0.74	26
9.88	1.69	1,144,000	0.45	2.22	0.77	46
9.97	3.12	1,127,169	0.45	2.61	0.77	36
9.95	5.15	581,377	0.40	3.94	0.77	39
9.86	7.94	299,209	0.40	6.27	0.74	38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
July 1, 2005 to February 28, 2006 (d)	$10.90	$0.35	$(0.34)	$0.01	$(0.35)	$—	$(0.35)	$—
February 22, 2005 (e) to June 30, 2005	10.84	0.19	0.07	0.26	(0.20)	—	(0.20)	—

Core Plus Bond Fund
July 1, 2005 to February 28, 2006 (d)	7.95	0.27	(0.22)	0.05	(0.27)	—	(0.27)	—
February 22, 2005 (e) to June 30, 2005	7.94	0.15	0.03	0.18	(0.17)	—	(0.17)	—

High Yield Bond Fund
July 1, 2005 to February 28, 2006 (d)	8.30	0.45	(0.08)	0.37	(0.43)	—	(0.43)	—
February 22, 2005 (e) to June 30, 2005	8.59	0.23	(0.24)	(0.01)	(0.28)	—	(0.28)	—

Intermediate Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.65	0.36	(0.33)	0.03	(0.36)	—	(0.36)	—	(f)
February 22, 2005 (e) to June 30, 2005	10.66	0.20	0.03	0.23	(0.24)	—	(0.24)	—

Mortgage-Backed Securities Fund
July 1, 2005 to February 28, 2006 (d)	10.67	0.35	(0.29)	0.06	(0.35)	—	(0.35)	—
February 22, 2005 (e) to June 30, 2005	10.66	0.21	0.03	0.24	(0.23)	—	(0.23)	—

Short Duration Bond Fund
July 1, 2005 to February 28, 2006 (d)	10.52	0.24	(0.07)	0.17	(0.25)	—	(0.25)	—
February 22, 2005 (e) to June 30, 2005	10.56	0.13	(0.02)	0.11	(0.15)	—	(0.15)	—

Ultra Short Term Bond Fund
July 1, 2005 to February 28, 2006 (d)	9.83	0.27	(0.06)	0.21	(0.29)	—	(0.29)	—
February 22, 2005 (e) to June 30, 2005	9.87	0.13	(0.02)	0.11	(0.15)	—	(0.15)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

158  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.56	0.12%	$703,229	0.40%	4.89%	0.47%	13%
10.90	2.44	649,060	0.40	5.00	0.43	16

7.73	0.62	12,738	0.44	5.10	0.44	15
7.95	2.35	13,894	0.43	5.27	0.43	20

8.24	4.60	58,131	0.80	7.95	0.80	47
8.30	(0.12)	40,477	0.79	7.91	0.85	68

10.32	0.31	120,779	0.40	5.20	0.48	5
10.65	2.16	134,005	0.40	5.28	0.43	10

10.38	0.62	1,177,895	0.25	5.08	0.47	16
10.67	2.30	1,135,323	0.25	5.19	0.46	25

10.44	1.60	371,212	0.30	3.47	0.41	22
10.52	1.05	392,444	0.30	3.45	0.44	27

9.75	2.20	474,681	0.25	4.30	0.41	9
9.83	1.11	425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  159

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

Prior to February 19, 2005, the Funds were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, each Fund was reorganized and redomiciled as a separate series of JPM II.

The following are nine separate funds of the Trust (collectively, the “Funds”).

Classes Offered
Core Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Core Plus Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Government Bond Fund	Class A, Class B, Class C and Select Class
High Yield Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Intermediate Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Treasury & Agency Fund	Class A, Class B and Select Class
Ultra Short Term Bond Fund	Class A, Class B, Class C, Select Class and Ultra

Effective February 28, 2006, the Funds have changed their fiscal year ends from June 30 to the last day of February.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Term Bond Fund) provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years (except for Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Term Bond Fund whose Class B shares convert to Class A shares after six years). No sales charges are assessed with respect to the Select Class and Ultra shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

160  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

C. Loan Participations and Assignments — Certain Funds may invest in Loan Participations and assignments of all or a portion of loans. When the Funds purchase a Loan Participation, the Funds typically enter into a contractual relationship with the lender or third party selling such Participations (“Selling Participant”), but not the Borrower. In contrast, a Fund has direct rights against the Borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the Borrower, and with respect to Loan Participations, the Selling Participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). The Funds may not directly benefit from the collateral supporting the senior loan in which it has purchased the Loan Participation.

D. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are approximately the market value and percentage of the investments that are restricted and illiquid as of February 28, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
Core Plus Bond Fund	$436	—	(a)
High Yield Bond Fund	21,624	1.5%
Intermediate Bond Fund	6	—	(a)
Ultra Short Term Bond Fund	7	—	(a)

(a)	Amount rounds to less than 0.1%.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of February 28, 2006, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Securities Lending — To generate additional income, each Fund (other than the Ultra Short Term Bond Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”). The Securities Lending Agreement was effective with respect to the Funds on December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. Dur

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  161

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

ing the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S. securities outstanding during a given month. For the period from the effective date of the Agreement through February 28, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

As of February 28, 2006, the following Funds had securities with the following market values on loan and received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral*	Market Value of Loaned Securities
Core Bond Fund	$89	$238,708	$234,897
Core Plus Bond Fund	45	121,375	119,374
Government Bond Fund	54	143,563	141,169
High Yield Bond Fund	78	289,149	284,029
Intermediate Bond Fund	42	100,987	99,386
Mortgage-Backed Securities Fund	4	10,913	10,697
Short Duration Bond Fund	68	180,656	177,496
Treasury & Agency Fund	13	46,450	45,618

*	Includes securities and cash collateral.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986 as amended (“Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of dividends

162  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

	Paid-in-capital		Accumulated Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Core Bond Fund	$1,292		$(1,310)	$18
Core Plus Bond Fund	(17,779)		(1)	17,780
Government Bond Fund	—		—	—
High Yield Bond Fund	—	(a)	— (a)	—	(a)
Intermediate Bond Fund	—	(a)	(6)	6
Mortgage-Backed Securities Fund	2		(1)	(1)
Short Duration Bond Fund	(2,646)		—	2,646
Treasury & Agency Fund	—		—	—
Ultra Short Term Bond Fund	2,237		(2,376)	139

(a) Amount rounds to less than $1,000

The reclassifications for the Funds relate primarily to differences in character for tax purposes of certain debt securities, tax recognition of foreign currency gains and losses, expiration of capital loss carryovers and differences in character for tax purposes of certain debt securities.

M. Redemption Fees — Generally, shares of the High Yield Bond Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable High Yield Bond Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary JPMCB, which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

	Rate as of February 19, 2005	Rate prior to February 19, 2005
Core Bond Fund	0.30%	0.60%
Core Plus Bond Fund	0.30	0.60
Government Bond Fund	0.30	0.45
High Yield Bond Fund	0.65	0.75
Intermediate Bond Fund	0.30	0.60
Mortgage-Backed Securities Fund	0.35	0.35
Short Duration Bond Fund	0.25	0.60
Treasury & Agency Fund	0.30	0.40
Ultra Short Term Bond Fund	0.25	0.55

The Advisor has entered into investment sub-advisory agreements with JPMorgan High Yield Partners LLC (the “sub-advisor”) with respect to the High Yield Bond Fund and Core Plus Bond Fund. The Advisor pays the sub-advisor for its services. JPMorgan High Yield Partners LLC is a wholly owned subsidiary of the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of such fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  163

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	Period ended 2/28/06	Year ended 6/30/05
Core Bond Fund	$997	$452
Core Plus Bond Fund	135	35
Government Bond Fund	40	28
High Yield Bond Fund	84	56
Intermediate Bond Fund	175	142
Mortgage-Backed Securities Fund	430	386
Short Duration Bond Fund	6	3
Treasury & Agency Fund	2	2
Ultra Short Term Bond Fund	519	129

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, effective February 19, 2005, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Funds Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and the Investor Growth & Income Fund (the “Investor Funds”)) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, the Administrator provided services for a fee that was computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of One Group Mutual Funds average daily net assets (excluding the Investor Funds) and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund (the “Institutional Money Market Funds”)); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Service Co. (“JPMIS”) began serving as the Funds’ sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ sub-administrator. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Fund’s underwriter.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, B and C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Rate as of February 19, 2005
Class A	0.25%
Class B	0.75
Class C	0.75

Prior to February 19, 2005, the Funds paid the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C shares of each of the Funds. The Distributor had agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund, 0.75% of average daily net assets of the Class B shares of the Ultra Short Term Bond Fund, the Short Duration Bond Fund, and the Treasury & Agency Fund, 0.75% of average daily net assets of the Class C shares of the Ultra Short Term Bond Fund, the Short Duration Bond Fund, and the Treasury & Agency Fund, and 0.90% of average daily net assets of the Class B and Class C shares of the Intermediate Bond Fund, the Core Bond Fund, the Core Plus Bond Fund, the Government Bond Fund, and the High Yield Bond Fund.

164  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from the redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended February 28, 2006, the Distributor received the following (amounts in thousands):

	Front End Sales Charge	CDSC
Core Bond Fund	$1,760	$172
Core Plus Bond Fund	67	20
Government Bond Fund	321	176
High Yield Bond Fund	188	96
Intermediate Bond Fund	260	186
Mortgage-Backed Securities Fund	32	—
Short Duration Bond Fund	37	42
Treasury & Agency Fund	127	34
Ultra Short Term Bond Fund	136	149

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee for Class A, B, C and Select Class Shares that is computed daily and paid monthly equal to 0.25% of the average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement. Fund accounting services were transitioned to JPMCB on December 6, 2004 from the prior service provider, but those services were still being paid for by the Administrator under such Management and Administration Agreement with the Administrator. Effective February 19, 2005, fund accounting fees are charged as an additional direct fee to the Funds.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Ultra
Core Bond Fund	0.75%	1.46%	1.46%	0.60%	0.48%
Core Plus Bond Fund	0.92	1.57	1.57	0.67	0.45
Government Bond Fund	0.75	1.48	1.48	0.55	n/a
High Yield Bond Fund	1.15	1.80	1.80	0.90	0.81
Intermediate Bond Fund	0.83	1.48	1.48	0.58	0.48
Mortgage-Backed Securities Fund	0.65	n/a	n/a	0.40	0.25
Short Duration Bond Fund	0.80	1.30	1.30	0.55	0.44
Treasury & Agency Fund	0.70	1.20	n/a	0.45	n/a
Ultra Short Term Bond Fund	0.70	1.20	1.20	0.45	0.44

The contractual expense limitation agreements were in effect for the period ended February 28, 2006. The expense limitation percentages in the table above are in place until at least October 31, 2006.

For the period ended February 28, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  165

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

		Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$—	$1,661	$1,305	$2,966
Core Plus Bond Fund	—	—	188	188
Government Bond Fund	—	—	1,142	1,142
High Yield Bond Fund	—	—	1,012	1,012
Intermediate Bond Fund	—	626	510	1,136
Mortgage-Backed Securities Fund	1,198	657	85	1,940
Short Duration Bond Fund	385	386	—	771
Treasury & Agency Fund	6	75	243	324
Ultra Short Term Bond Fund	1,106	885	465	2,456

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Core Bond Fund	$56	$—	$56
Core Plus Bond Fund	—	187	187
Government Bond Fund	—	84	84
High Yield Bond Fund	—	289	289
Intermediate Bond Fund	74	—	74

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the period ended February 28, 2006, the Funds did not have any transactions with brokers/dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P.Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended February 28, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (Excluding U.S. Government)	Sales (Excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$379,262	$301,037	$129,708	$164,023
Core Plus Bond Fund	163,519	110,792	29,361	139,033
Government Bond Fund	54,652	47,600	10,419	27,238
High Yield Bond Fund	521,418	539,053	—	—
Intermediate Bond Fund	54,009	137,854	15,917	36,472
Mortgage-Backed Securities Fund	232,224	144,278	98,408	42,593
Short Duration Bond Fund	146,643	185,358	88,900	114,559
Treasury & Agency Fund	—	—	25,043	36,001
Ultra Short Term Bond Fund	135,328	403,516	16,653	61,732

166  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$4,259,758	$48,368	$(98,185)	$(49,817)
Core Plus Bond Fund	1,380,624	45,964	(19,939)	26,025
Government Bond Fund	1,169,392	41,417	(14,257)	27,160
High Yield Bond Fund	1,427,302	34,107	(37,495)	(3,388)
Intermediate Bond Fund	1,437,908	13,925	(35,619)	(21,694)
Mortgage-Backed Securities Fund	1,319,642	11,870	(31,551)	(19,681)
Short Duration Bond Fund	1,209,094	1,538	(13,003)	(11,465)
Treasury & Agency Fund	191,152	353	(3,515)	(3,162)
Ultra Short Term Bond Fund	1,769,745	4,845	(22,637)	(17,792)

For all of the Funds, the differences between book and tax basis appreciation (depreciation) on investments are primarily attributed to wash sale loss deferrals and differences in character for tax purposes of certain debt securities.

The tax character of distributions paid during the period ended February 28, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Core Bond Fund	$124,168	$124,168
Core Plus Bond Fund	42,755	42,755
Government Bond Fund	31,443	31,443
High Yield Bond Fund	58,583	58,583
Intermediate Bond Fund	45,635	45,635
Mortgage-Backed Securities Fund	43,521	43,521
Short Duration Bond Fund	23,645	23,645
Treasury & Agency Fund	4,736	4,736
Ultra Short Term Bond Fund	51,153	51,153

The tax character of distributions paid during the fiscal year ended June 30, 2005 was as follows (amounts in thousands):

	Taxable Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$237,632	$1,439	$239,071
Core Plus Bond Fund	66,083	—	66,083
Government Bond Fund	46,762	—	46,762
High Yield Bond Fund	96,636	—	96,636
Intermediate Bond Fund	85,174	—	85,174
Mortgage-Backed Securities Fund	72,306	—	72,306
Short Duration Bond Fund	37,106	—	37,106
Treasury & Agency Fund	6,999	2,054	9,053
Ultra Short Term Bond Fund	61,759	—	61,759

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  167

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2004 was as follows (amounts in thousands):

	Taxable Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	262,975	—	262,975
Core Plus Bond Fund	65,205	—	65,205
Government Bond Fund	47,551	—	47,551
High Yield Bond Fund	79,177	—	79,177
Intermediate Bond Fund	94,692	—	94,692
Mortgage-Backed Securities Fund	62,658	—	62,658
Short Duration Bond Fund	35,031	—	35,031
Treasury & Agency Fund	7,104	947	8,051
Ultra Short Term Bond Fund	51,577	—	51,577

At February 28, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$8,445	$(35,637)	$(49,817)
Core Plus Bond Fund	4,927	(12,371)	26,053
Government Bond Fund	3,110	(10,168)	27,160
High Yield Bond Fund	7,338	(3,540)	(3,388)
Intermediate Bond Fund	4,295	(15,723)	(21,694)
Mortgage-Backed Securities Fund	1,506	(16,112)	(19,681)
Short Duration Bond Fund	2,013	(6,251)	(11,465)
Treasury & Agency Fund	220	(228)	(3,162)
Ultra Short Term Bond Fund	3,116	(25,122)	(17,792)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, distributions payable, straddle loss deferrals, post October currency loss deferrals, post October capital loss deferrals, defaulted bond interest and differences in character for tax purposes of certain debt securities.

As of February 28, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2007	2008	2009	2010	2011	2012	2013	2014	Total
Core Bond Fund	$—	$—	$—	$—	$—	$21,191	$10,237	$4,209	$35,637
Core Plus Bond Fund	615	3,376	—	—	—	2,858	1,175	4,347	12,371
Government Bond Fund*	1,242	—	5,900	2,650	—	376	—	—	10,168
High Yield Bond Fund	—	—	—	—	—	—	—	3,540	3,540
Intermediate Bond Fund	—	620	1,203	—	426	10,051	1,948	1,475	15,723
Mortgage-Backed Securities Fund	—	—	—	—	—	7,134	7,519	1,459	16,112
Short Duration Bond Fund	1,623	—	190	112	—	918	736	2,672	6,251
Treasury & Agency Fund	—	—	—	—	—	—	—	228	228
Ultra Short Term Bond Fund	602	632	762	321	3,761	10,780	5,666	2,598	25,122

*	The Government Bond Fund capital loss carryforward includes $1,618 (amount in thousands) of losses acquired from JPMorgan U.S. Treasury Income Fund the use of which may be limited under Code Sections 381-384.

168  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

During the year ended February 28, 2006, Government Bond Fund utilized capital loss carryovers of $124 (amount in thousands).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the fiscal year ended February 28, 2006, the Funds deferred to March 1, 2006, post October capital losses and currency losses of (amounts in thousands):

	Capital Losses	Currency Losses
Core Bond Fund	$5,857	$—
Core Plus Bond Fund	3,752	1
Government Bond Fund	21	—
Intermediate Bond Fund	1,349	—
Short Duration Bond Fund	788	—
Treasury & Agency Fund	2,106	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of February 28, 2006, the Funds had no borrowings from the unsecured, uncommitted line of credit.

The outstanding borrowings from another fund and average borrowings for the period ended February 28, 2006, were as follows (amounts in thousands):

	Balance Outstanding at 2/28/06	Average Borrowings	Number of Days Used	Interest Paid
Core Plus Bond Fund	$—	$499	1	$1
Short Duration Bond Fund	1,062	1,519	57	10
Treasury & Agency Fund	—	422	3	—	(a)
Intermediate Bond Fund	—	20,636	1	2

(a)	Amount rounds to less than $1,000.

7. Concentrations and Indemnifications

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  169

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

8. Legal Matters

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged among other things, that Canary had engaged in improper trading practices with certain mutual funds in the Trust. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004. In addition, the Advisor has agreed to and has commenced implementation of undertakings related to among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of the Trust and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of the Trust and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names the Trust as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed. On March 1, 2006, the district court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

170  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

As noted above, the settlement agreement with the NYAG requires the Advisor to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between the Advisor and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by the Advisor and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that the Advisor and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Fund contained in this annual report is the Government Bond Fund and the Reduced Rate was implemented September 27, 2004.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the JPMorgan Funds then existing, and, on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management’s proposal to merge JPMorgan Bond Fund II (the “Target Fund”) into One Group Bond Fund (the “Acquiring Fund”) and JPMorgan U.S. Treasury Income Fund (the “Target Fund”) into One Group Government Bond Fund (the “Acquiring Fund”).

The mergers were effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Bond Fund II				$8,857
Class A	435	$17,702	$40.71
Class B	271	10,985	40.58
Select Class	19,914	806,911	40.52

Acquiring Fund
One Group Bond Fund				36,529
Class A	32,099	348,538	10.86
Class B	8,320	90,238	10.85
Class C	6,291	68,619	10.91
Class I (renamed Select Class)	243,786	2,645,357	10.85

Post Reorganization
JPMorgan Core Bond Fund				45,386
Class A	33,729	366,240	10.86
Class B	9,332	101,223	10.85
Class C	6,291	68,619	10.91
Select Class	318,155	3,452,268	10.85

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  171

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan U.S. Treasury Income Fund				$1,722
Class A	3,794	$44,516	$11.73
Class B	1,016	11,923	11.73
Select Class	7,077	73,203	11.75

Acquiring Fund
One Group Government Bond Fund				50,727
Class A	8,392	86,880	10.35
Class B	8,529	88,215	10.34
Class C	2,464	25,466	10.34
Class I (renamed Select Class)	73,923	764,567	10.34

Post Reorganization
JPMorgan Government Bond Fund				52,449
Class A	12,692	131,396	10.35
Class B	9,682	100,138	10.34
Class C	2,464	25,466	10.34
Select Class	81,000	837,770	10.34

10. Transfers-In-Kind

For the year ended June 30, 2005, certain shareholders of the Core Bond Fund, Intermediate Bond Fund and Mortgage-Backed Securities Fund redeemed Select Class shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds portfolio securities. Cash and portfolio securities were transferred on the dates and at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Core Bond Fund	2/04/2005	$2,394,758	$83,971	Redemption in-kind
Intermediate Bond Fund	2/04/2005	373,852	10,903	Redemption in-kind
Mortgage-Backed Securities Fund	1/27/2005	359,191	5,813	Redemption in-kind

172  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Bond Fund, JPMorgan Intermediate Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Treasury & Agency Fund and JPMorgan Ultra Short Term Bond Fund (each a portfolio of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  173

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Funds’ website www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, Eduneering, Inc. (internet business education supplier), (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration, State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self–employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

174  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director, Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  175

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

176  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$995.60	$3.71	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	992.40	6.92	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	992.50	6.92	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	996.30	2.97	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Ultra
Actual	1,000.00	997.30	1.98	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  177

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual	$1,000.00	$999.00	$4.46	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class B
Actual	1,000.00	996.20	7.13	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class C
Actual	1,000.00	996.20	7.13	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Select Class
Actual	1,000.00	1,001.10	3.22	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Ultra
Actual	1,000.00	1,001.30	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

Government Bond Fund
Class A
Actual	1,000.00	993.70	3.71	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	990.20	7.16	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	990.30	7.16	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	995.70	2.67	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54

High Yield Bond Fund
Class A
Actual	1,000.00	1,021.20	5.56	1.11
Hypothetical	1,000.00	1,019.29	5.56	1.11
Class B
Actual	1,000.00	1,017.80	8.81	1.76
Hypothetical	1,000.00	1,016.07	8.80	1.76
Class C
Actual	1,000.00	1,017.70	8.80	1.76
Hypothetical	1,000.00	1,016.07	8.80	1.76
Select Class
Actual	1,000.00	1,020.90	4.31	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Ultra
Actual	1,000.00	1,022.60	3.96	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

178  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Intermediate Bond Fund
Class A
Actual	$1,000.00	$996.80	$4.11	0.83%
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class B
Actual	1,000.00	995.00	6.93	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	994.00	6.92	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	998.10	2.87	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Ultra
Actual	1,000.00	999.90	1.98	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	999.50	3.22	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Select Class
Actual	1,000.00	1,000.70	1.98	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Ultra
Actual	1,000.00	1,001.40	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

Short Duration Bond Fund
Class A
Actual	1,000.00	1,008.50	3.98	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class B
Actual	1,000.00	1,005.10	6.46	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	1,005.10	6.46	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Select Class
Actual	1,000.00	1,009.60	2.74	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Ultra
Actual	1,000.00	1,011.10	1.50	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  179

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Treasury & Agency Fund
Class A
Actual	$1,000.00	$1,003.50	$3.48	0.70%
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class B
Actual	1,000.00	1,001.20	5.95	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Select Class
Actual	1,000.00	1,005.70	2.24	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45

Ultra Short Term Bond Fund
Class A
Actual	1,000.00	1,013.00	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class B
Actual	1,000.00	1,010.50	5.98	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,011.50	5.98	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Select Class
Actual	1,000.00	1,015.00	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Ultra
Actual	1,000.00	1,016.10	1.25	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

180  JPMORGAN INCOME FUNDS    FEBRUARY 28, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the fiscal year ended February 28, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the fiscal year ending February 28, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Qualified Interest Income (QII)

For the fiscal year ended February 28, 2006, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Core Bond Fund	$120,442
Core Plus Bond Fund	40,405
Government Bond Fund	31,417
High Yield Bond Fund	39,280
Intermediate Bond Fund	44,774
Mortgage-Backed Securities Fund	43,521
Short Duration Bond Fund	22,898
Treasury & Agency Fund	4,668
Ultra Short Term Bond Fund	48,700

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2006:

Income from U.S. Treasury Obligations
Core Bond Fund	31.83%
Core Plus Bond Fund	28.30
Government Bond Fund	41.39
Intermediate Bond Fund	31.41
Mortgage-Backed Securities Fund	3.78
Short Duration Bond Fund	30.47
Treasury & Agency Fund	97.28
Ultra Short Term Bond Fund	5.30

FEBRUARY 28, 2006    JPMORGAN INCOME FUNDS  181

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.x

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	TOG-F-037AN (2/06)

ANNUAL REPORT  FEBRUARY 28, 2006

JPMorgan Funds

Money Market Funds
JPMorgan California Municipal Money Market Fund JPMorgan Michigan Municipal Money Market Fund JPMorgan New York Municipal Money Market Fund JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
California Municipal Money Market Fund	2
Michigan Municipal Money Market Fund	3
New York Municipal Money Market Fund	4
Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	24
Financial Highlights	32
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	47
Trustees	48
Officers	50
Schedule of Shareholder Expenses	51
Tax Letter	53

HIGHLIGHTS

•	Despite negative headlines, corporate profits and the markets ended the period with respectable returns.

•	The bond markets remained lethargic during the last half of 2005.

•	Energy prices, inflation, and interest rate hikes kept many concerned investors out of the market.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 14, 2006 (Unaudited)

To Our Shareholders:

We are pleased to present the annual report for certain of the JPMorgan Money Market Funds for the period ended February 28, 2006, the Funds’ new fiscal year-end. Inside you’ll find in-depth information on some of our money market funds.

“For 2005, corporate earnings saw an average annual growth of 14% for the full year; and 2006 kicked off with a strong U.S. equity market as the Dow Jones Industrial Average rose above 11,000 for the first time since 2001.”

Equity Markets Forge Ahead

During the last half of 2005 and early in 2006, the U.S. equity market struggled with many economic challenges that ranged from increasing interest rates and higher oil prices, which surpassed $70 a barrel at times, to a devastating hurricane season and political instability globally. While negative headlines concerned investors, corporate profits and the markets ended the period with respectable returns, as the S&P 500 Index returned 8.86%. With the slowest year-over-year increase in nine quarters, the U.S. economy grew 3.5% in all of 2005 compared with 2004.

For 2005, corporate earnings saw an average annual growth of 14% for the full year; and 2006 kicked off with a strong U.S. equity market as the Dow Jones Industrial Average rose above 11,000 for the first time since 2001. While market strength came mostly from growing investor optimism about the economy and lower unemployment figures, there were slight fluctuations due to continued fears of rising oil prices and a softer housing market.

The labor market gained momentum in late 2005 with jobless claims declining steadily. The nation’s unemployment rate finished the year at 4.9% and continued this downward momentum into 2006, as U.S. non-farm payrolls increased by a better-than-expected 243,000 in February.

Flat Bond Markets

The taxable and tax-exempt bond markets remained lethargic during the last half of 2005, with little movement beyond the short end of the yield curve. The flattening yield curve and lack of valuation did little to inspire investors. Concerns about higher energy prices and possible higher inflation, plus the magnitude of the Federal Reserve’s tightening campaign, kept many investors out of the market. In January, the Federal Open Market Committee (FOMC) raised the fed funds rate, for the 14th consecutive time, by 25 basis points (bps) to 4.50%.

Treasuries widened across the curve in January, driven by tepid demand for government debt, stronger-than-expected durable goods orders and uncertainty about the policies of a new Federal Reserve Chairman. A weaker-than-expected productivity report released late in the period added to investor concerns that the Fed would continue to raise the fed funds rate. The U.S. federal deficit reached $119 billion in February, exceeding the year-ago record of $114 billion.

Outlook

The economy has been strong so far in 2006. The risks to our favorable outlook continue to be another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed. The Fed is expected to raise the fed funds rate at least two more times, bringing it to 5.00% by the end of the second quarter. These risks increase the likelihood that 2006 will be a choppy year in terms of corporate profits and economic data, which have to prove that they can withstand higher short-term interest rates and the pending housing slowdown.

On behalf of all of us here at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income exempt from federal and California personal income taxes, while preserving capital and maintaining liquidity*.
Primary Investment	California short-term municipal obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets	$115.2 Million
Average Maturity	20 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	6.1%
2–7 days	77.4
8–30 days	0.9
31–60 days	4.7
61–90 days	5.3
91–180 days	4.4
181+ days	1.2

7-DAY SEC YIELD (1)

Morgan Shares	2.66%
E*Trade Shares	2.20

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.40% and 1.94% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets	$186.4 Million
Average Maturity	21 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	3.7%
2–7 days	81.0
8–30 days	0.2
31–60 days	7.4
61–90 days	0.0
91–180 days	5.0
181+ days	2.7

7-DAY SEC YIELD (1)

Morgan Shares	2.66%
Premier Shares	2.80
Reserve Shares	2.54

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.56%, 2.71% and 2.45%, for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income excluded from gross income and exempt from New York State and New York City personal income taxes, while preserving capital and maintaining liquidity*.
Primary Investment	New York short-term municipal obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets	$1,358 Million
Average Maturity	22 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	1.4%
2–7 days	87.3
8–30 days	0.0
31–60 days	0.9
61–90 days	0.0
91–180 days	8.7
181+ days	1.7

7-DAY SEC YIELD (1)

Morgan Shares	2.59%
Reserve Shares	2.48
E*Trade Shares	2.17

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Reserve Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.52%, 2.42% and 2.06% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets	$144.6 Million
Average Maturity	25 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	6.5%
2–7 days	75.6
8–30 days	5.0
31–60 days	2.0
61–90 days	2.8
91–180 days	4.9
181+ days	3.2

7-DAY SEC YIELD (1)

Morgan Shares	2.62%
Premier Shares	2.77
Reserve Shares	2.51

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.49%, 2.65% and 2.39% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 11.0%
	California — 11.0%
1,400	California Infrastructure Economic Development Bank, Salvation Army Western Territory, Rev., VAR, LOC: Bank of America N.A., 3.40%, 11/13/06	1,400
1,301	Riverside County, Transportation Communications, Series B, Rev., VAR, LOC: Bank of America N.A., 3.20%, 04/03/06	1,301
4,000	San Gabriel Valley Government
	3.23%, 04/03/06	4,000
	State of California
1,000	GO, 3.22%, 03/24/06	1,000
3,000	Series A, Rev., VAR, COP, LOC: Bank of Nova Scotia, KBC Bank, Lloyds Bank, National Australia Bank, Royal Bank of Scotland, Societe Generale, 3.32%, 05/11/06	3,000
1,960	University of California, Series A, 3.12%, 05/01/06	1,960
	Total Commercial Paper (Cost $12,661)	12,661
Daily Demand Notes — 6.0%
	California — 6.0%
	California Housing Finance Agency, Multi-Family Housing
785	Series A, Rev., VAR, AMT, LOC: Helaba, 2.96%, 03/02/06	785
795	Series III-A, Rev., VAR, AMT, LIQ: Landesbank Hessen-Thueringen, 3.08%, 03/02/06	795
350	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VAR, AMT, 3.03%, 03/02/06	350
2,100	California Rural Home Mortgage Finance Authority, Single Family, Series A, Rev., VAR, AMT, 2.96%, 03/02/06	2,100
1,900	Municipal Securities Trust Certificates, Series 2001-136, Class A, Rev., VAR, AMT, FGIC, LIQ: Bear Stearns Capital Markets, 3.02%, 03/02/06 (e)(i)	1,900
1,000	State of California, Series B, Subseries B-6, GO, VAR, LOC: KBC Bank N.V., 2.95%, 03/02/06	1,000
	Total Daily Demand Notes (Cost $6,930)	6,930
Municipal Notes & Bonds — 5.2%
	California — 5.2%
3,000	California School Cash Reserve Program Authority, Series A, Rev., 4.00%, 07/06/06	3,014
2,000	Los Angeles County, Series A, TRAN, Rev., 4.00%, 06/30/06	2,009
1,000	University of California, Series F, Rev., 3.00%, 05/15/06	1,001
	Total Municipal Notes & Bonds (Cost $6,024)	6,024
Weekly Demand Notes — 76.2%
	California — 70.2%
2,000	ABAG Finance Authority for Nonprofit Corps., Amber Court Apartments, Series A, Rev., VAR, 3.16%, 03/01/06	2,000
500	ABAG Finance Authority for Nonprofit Corps., Kteh Foundation, Rev., VAR, LOC: Bank of America N.A., 3.13%, 03/06/06	500
1,500	ABAG Finance Authority for Nonprofit Corps., Point Ioma Nazarene University, Rev., VAR, LOC: Bank of America N.A., 3.23%, 03/06/06	1,500
500	ABAG Finance Authority for Nonprofit Corps., YMCA San Francisco, Series B, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.13%, 03/03/06	500
800	Alameda County, IDA, Scientific Technology Project, Series A, Rev., VAR, AMT, LOC: BNP Paribas, 3.25%, 03/07/06	800
150	California Educational Facilities Authority, Stanford University, Series PA-542, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/06/06	150
	California Educational Facilities Authority, University of San Francisco
400	Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	400
1,000	Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/07/06	1,000
900	California Housing Finance Agency, Series D, Rev., VAR, AMT, FSA, 3.20%, 03/03/06	900
1,175	California Housing Finance Agency, Multi-Family Housing, Series III-G, Rev., VAR, AMT, GO OF AGY, 3.23%, 03/03/06	1,175
1,300	California Pollution Control Financing Authority, Colmac Energy Project, Series A, Rev., VAR, AMT, LOC: Landesbank Hessen-Thueringen, 3.19%, 03/01/06	1,300
1,000	California Pollution Control Financing Authority, Sierra Pacific Industries Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.19%, 03/04/06	1,000
	California State Department of Water Resources
1,500	Subseries G-2, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.15%, 03/05/06	1,500
1,000	Subseries G-13, Rev., VAR, FGIC, 3.17%, 03/02/06	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,000	California State Department of Water Resources, Power Supply, EAGLE, Series 2002-6017, Class A, Rev., VAR., AMBAC, LIQ: Citibank N.A., 3.21%, 03/02/06	1,000
800	California Statewide Communities Development Authority, Series J, Rev., VAR, 3.18%, 03/01/06	800
1,900	California Statewide Communities Development Authority, Cathedral High School Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.20%, 03/06/06	1,900
	California Statewide Communities Development Authority, Kaiser Permanente
700	Series A, Rev., VAR, 3.18%, 03/01/06	700
1,000	Series B, Rev., VAR, 3.18%, 03/06/06	1,000
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VAR, LOC: Union Bank of California N.A., 3.22%, 03/07/06	2,000
	Charter Mac Floater Certificate Trust I
2,000	Series CAL-1, Rev., VAR, AMT, MBIA, 3.24%, 03/06/06	2,000
1,800	Series CAL-2, Rev., VAR, AMT, MBIA, 3.24%, 03/06/06	1,800
2,399	City of Glendale, Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.22%, 03/05/06	2,399
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.16%, 03/06/06	2,000
1,000	City of Hesperia, Civic Plaza Financing, COP, VAR, LOC: Bank of America N.A., 3.15%, 03/03/06	1,000
170	City of Pasadena, Rose Bowl Improvements Project, COP, VAR, LOC: Bank of New York, 3.17%, 03/06/06	170
4,900	City of Riverside, Multi-Family, Series MT-186, Rev., VAR, LIQ: Freddie Mac, 3.22%, 06/01/06	4,900
985	City of San Jose, Airport, Series ROC-II-R-2004, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 3.21%, 03/04/06	985
3,925	City of Santa Rosa, Series PZ-43, Rev., VAR, AMBAC, 3.28%, 03/02/06	3,925
3,944	Federal Home Loan Mortgage Corp., Multi-Family Certificates, Series M001, Class A, FRN, AMT, 3.28%, 03/07/06	3,944
720	Foothill-Eastern Transportation Corridor Agency, Toll Road, Series PZ-92, Rev., VAR, FSA-CR, LIQ: Merrill Lynch Capital Services, 3.24%, 03/05/06	720
1,000	Golden State Tobacco Securitization Corp., Series Z-5, Rev., TOCS, FSA, LIQ: Goldman Sachs, 3.24%, 06/01/06	1,000
550	Hayward Housing Authority, Multi-Family Barrington Hill S.A., Series A, Rev., VAR, LIQ: FNMA, 3.17%, 03/07/06	550
715	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VAR, LOC: Bank of America N.A., 3.25%, 03/07/06	715
2,970	Kern Water Bank Authority, Series A, VAR, Rev., LOC: Wells Fargo Bank N.A, 3.11%, 03/06/06	2,970
1,000	Los Angeles Convention & Exhibit Center Authority, Lease, Series D, Rev.,VAR, AMBAC, 3.20%, 03/05/06	1,000
1,659	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series II-C, Rev., VAR, FNMA COLL, 3.16%, 03/03/06	1,659
2,000	Los Angeles County IDA, Goldberg & Solovy Foods, Rev., VAR, LOC: Union Bank of California, 4.50%, 03/07/06	2,000
500	Los Angeles Department of Water & Power, Sub Series A-4, VAR, Rev., LIQ: National Australia Bank, 3.15%, 03/06/06	500
2,000	Municipal Securities Trust Certificates, Series 9042, Class A, GO, MBIA, LOC: Bear Stearns Capital Markets, 3.19%, 03/07/06 (e)(i)	2,000
475	Orange County Housing Authority, Multi-Family Apartments, Lantern Pines Project, Rev., VAR, LIQ: FNMA, 3.20%, 03/05/06	475
1,000	Orange County Sanitation District, Series 1032, COP, VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/06	1,000
1,370	Riverside County, IDA, Merrick Engineering, Inc., Rev., VAR, AMT, LOC: Wells Fargo Bank N.A, 3.21%, 03/07/06	1,370
1,500	Sacramento City Financing Authority, TOCS, Series Z-3, Rev., VAR, FGIC, LIQ: Goldman Sachs, 3.24%, 06/01/06	1,500
3,020	San Bernardino County Housing Authority, Montclair Heritage, Series A, Rev., VAR, LOC: FHLB, 3.19%, 03/02/06	3,020
1,000	San Francisco City & County Airports Commission, International Airport, Municipal Securities Trust Receipts, Series SGA-50, VAR, MBIA, 3.22%, 03/04/06	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,000	San Mateo County Board of Education, Series A, COP, VAR, 3.17%, 04/01/06	1,000
400	Santa Ana Unified School District, COP, VAR, LOC: BNP Paribas, 3.15%, 03/05/06	400
	State of California
3,000	Series PA-1311, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.23%, 03/02/06	3,000
1,500	Series RR-II-R-2185, GO, VAR, AMBAC, LIQ: Citigroup Global Markets, 3.21%, 03/02/06	1,500
1,990	Series RR-II-R-7504, GO, VAR, AMBAC, LIQ: Citibank N.A., 3.21%, 03/01/06	1,990
1,050	Series SG-85, GO, VAR, FGIC-TCRS, LIQ: Societe Generale, 3.21%, 03/04/06	1,050
3,110	State of California, Merlots, Series C26, GO, VAR, FSA-CR, 3.22%, 03/05/06	3,110
	State of California, Municipal Securities Trust Receipts
300	Series SGA-40, GO, VAR, FGIC, 3.19%, 03/05/06	300
1,500	Series SGA 54, GO, VAR, AMBAC, 3.19%, 03/07/06	1,500
300	Series SGA-55, GO, VAR, FGIC, 3.19%, 03/07/06	300
1,000	West Contra Costa Unified School District, Series PT-1828, GO, FGIC, 3.22%, 03/05/06	1,000
		80,877
	Puerto Rico — 6.0%
500	Puerto Rico Highway & Transportation Authority, Macon Trust, Series 2006-M, Rev., VAR, FGIC, LOC: Bank of America N.A., 3.18%, 07/01/06	500
1,500	Puerto Rico Highway & Transportation Authority, Merlots, Series A20, Rev., TRAN, FGIC, LOC: Wachovia Bank N.A., 3.20%, 03/05/06	1,500
2,400	Puerto Rico Municipal Finance Agency, Series PT-3326, Rev., VAR, INS: CIFG, LIQ: Dexia Credit Local, 3.17%, 08/01/06	2,400
1,150	Puerto Rico Public Building Authority, TOCS, Series 1, SO, VAR, LIQ: Bank of New York, 3.20%, 03/05/06	1,150
1,300	TICS/TOCS Trust, Series 2001-2, GO, VAR, FSA, LIQ: Bank of New York, 3.21%, 03/07/06	1,300
		6,850
	Total Weekly Demand Notes (Cost $87,727)	87,727
	Total Investments — 98.4% (Cost $113,342*)	113,342
	Other Assets in Excess of Liabilities — 1.6%	1,894
	NET ASSETS — 100.0%	$115,236

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 5.8%
	Michigan — 5.8%
400	Michigan State Building Authority, LOC: 70% BNY / 30% State Street Bank, 3.08%, 03/23/06	400
	Michigan State Housing Development Authority, Multi-Family
3,500	Series A, GTY: Landesbank Hessen Thueringen, 3.10%, 04/03/06	3,500
5,000	Series A, GTY: Landesbank Hessen Thueringen, 3.15%, 04/05/06	5,000
1,900	Series A, GTY: Landesbank Hessen Thueringen, 3.20%, 06/07/06	1,900
	Total Commercial Paper (Cost $10,800)	10,800
Daily Demand Notes — 3.6%
	Michigan — 3.6%
	Michigan State Hospital Authority, Trinity Health Credit
2,700	Series 2002-B, Rev., VAR, INS, CIFG, LIQ: Bank of Nova Scotia, 3.01%, 03/01/06	2,700
300	Series E, Rev., VAR, LIQ: Bank of Nova Scotia, 3.02%, 03/01/06	300
1,300	Series F, Rev., VAR, LIQ: Bank of America N.A., 3.01%, 03/01/06	1,300
1,200	Michigan State Housing Development Authority, Jackson Project, Rev., VAR, LOC: FHLB, 3.10%, 03/01/06	1,200
1,300	University of Michigan, Hospital, Series 92A, Rev., VAR, 2.95%, 03/01/06	1,300
	Total Daily Demand Notes (Cost $6,800)	6,800
Municipal Notes & Bonds — 9.5%
	Michigan — 8.4%
5,295	City of Detroit, RAN, GO, 4.00%, 04/03/06	5,301
4,000	City of Detroit, Sewer Disposal System, Second Lien, Series E, Rev., VAR, FGIC, 3.00%, 03/08/06	4,000
1,350	Muskegon Heights Public Schools, Student Aid Notes, 3.50%, 07/21/06	1,353
5,000	State of Michigan, Series A, GO, 4.50%, 09/29/06	5,035
		15,689
	Puerto Rico — 1.1%
2,000	Commonwealth of Puerto Rico, TRAN, Rev., LOC: Bank of Nova Scotia, Citibank, BNP Paribas, Dexia, Fortis Bank, Royal Bank of Canada, State Street, 4.50%, 07/28/06	2,010
	Total Municipal Notes & Bonds (Cost $17,699)	17,699
Weekly Demand Notes — 80.6%
	Michigan — 79.5%
3,000	ABN AMRO Munitops Certificate Trust, Grand Rapids Public Schools, Series 2004-44, GO, VAR, INS: MBIA, 3.21%, 03/05/06 (e)	3,000
2,495	City of Detroit, EDC, Merlots-A90-4/00, Rev., VAR, INS: AMBAC, 3.28%, 03/03/06 (e)	2,495
1,053	City of Detroit, EDC, Waterfront Reclamation, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/07/06	1,053
3,255	City of Detroit, Water Supply System, Series PT-2587, Rev., VAR, INS: FGIC, 3.21%, 03/03/06 (e)	3,255
3,050	City of Kalamazoo, EDC, Heritage Project, Rev., VAR, LOC: Fifth Third Bank, 3.20%, 03/06/06	3,050
1,000	City of Kalamazoo, EDC, WBC Properties, Ltd. Project, Rev., VAR, LOC: Old Kent Bank, 3.27%, 03/04/06	1,000
1,330	Comstock Park Public Schools, Series ROCS-RR-II-R 2178, GO, VAR, INS: FSA Q-SBLF, LIQ: Citigroup Global Markets, 3.22%, 03/05/06 (e)	1,330
5,475	Dearborn School District P-FLOATS-PT-2641, GO, VAR, FSA Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.21%, 03/05/06 (e)	5,475
2,820	Delta County, EDC, Series PT-2317, Rev., VAR, 3.36%, 03/03/06 (e)	2,820
1,775	Detroit City School District, Series 2003-28, GO, VAR, INS: FGIC Q-SBLF, LIQ: BNP Paribas, 3.21%, 03/04/06 (e)	1,775
6,090	Detroit City School District, Merlots, Series B-01, GO, VAR, INS: FGIC Q-SBLF, 3.23%, 03/04/06 (e)	6,090
	Detroit Sewer Disposal System, Merlots
4,625	Series 2001-A112, Rev., VAR, INS: MBIA, LIQ: First Union National Bank, 3.23%, 03/07/06 (e)	4,625
2,240	Series B41, Rev., INS: FSA, 3.23%, 03/02/06 (e)	2,240
4,450	East Lansing School District, Series PT-2609, GO, VAR, MBIA Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.18%, 03/07/06 (e)	4,450
2,000	Eclipse Funding Trust, Solar Eclipse, Series 2006-0001, GO, VAR, INS: FSA Q-SBLF, LIQ: U.S. Bank N.A., 3.21%, 05/01/06 (e)	2,000
1,900	Grand Rapids, EDC, Limited Obligation, Cornerstone University, Rev., VAR, LOC: National City Bank, 3.22%, 03/04/06	1,900
2,555	Jackson County, EDC, Industrial Steel Treating Co. Project, Rev., VAR, LOC: Comerica Bank, 3.35%, 03/07/06 (e)	2,555
1,880	Kenowa Hills Public Schools, Series PT-2552, GO, VAR, INS: FGIC, Q-SBLF, 3.07%, 03/07/06 (e)	1,880

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
1,000	Michigan Higher Education Facilities Authority, Limited Obligation, Hope College, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.21%, 03/06/06	1,000
7,400	Michigan Higher Education Student Loan Authority, Series XII-B, Rev., VAR, INS: AMBAC, 3.24%, 03/04/06	7,400
3,105	Michigan Municipal Bond Authority, Series 397, Rev., VAR LIQ: Merrill Lynch Capital Services, 3.21%, 03/05/06 (e) (m)	3,105
3,480	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Salomon Smith Barney, 3.22%, 03/06/06 (e)	3,480
2,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, INS: FSA, LIQ: Morgan Stanley, 3.21%, 03/06/06 (e)	2,000
800	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev., VAR, 3.18%, 03/07/06	800
1,115	Michigan State Housing Development Authority, Series A, Rev., VAR, AMT, INS: MBIA LIQ: Landesbank Hesen, 3.22%, 03/02/06	1,115
3,780	Michigan State Housing Development Authority, Multi-Family Housing, Weston, Series B, Rev., VAR, LOC: National City Bank, 3.32%, 03/06/06	3,780
2,000	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, AMT, LOC: Bank of New York, 3.20%, 03/05/06	2,000
2,980	Michigan Strategic Fund, Series ROCS-RR-II-R 332, Rev., VAR, INS: XLCA-ICR, LIQ: Citibank N.A., 3.23%, 03/07/06 (e)	2,980
3,220	Michigan Strategic Fund, Artinian, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/07/06	3,220
1,490	Michigan Strategic Fund, Atmosphere Heat Treating, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06 (e)	1,490
1,000	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Series 1997, Rev., VAR, AMT, LOC: ABN Amro, 3.31%, 03/07/06 (e)	1,000
1,655	Michigan Strategic Fund, Custom Profile, Inc. Project, Series 2001, Rev., VAR, AMT, LOC: Firstar Bank, 3.35%, 03/02/06 (e)	1,655
595	Michigan Strategic Fund, Dennenlease LC Project, Rev., VAR, AMT, LOC: ABN Amro, 3.31%, 03/06/06	595
2,180	Michigan Strategic Fund, DOU-FORM Acquisition Project, Series 2001, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.35%, 03/01/06 (e)	2,180
225	Michigan Strategic Fund, Ironwood Plastics, Inc. Project, Rev., VAR, AMT, LOC: First of America Bank, 3.31%, 03/03/06	225
2,000	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, LOC: ABN Amro, 3.27%, 03/02/06	2,000
2,900	Michigan Strategic Fund, Mans Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/03/06	2,900
2,085	Michigan Strategic Fund, Nicholas Plastics Project, Rev., VAR, AMT, LOC: Fifth Third Bank, 3.35%, 03/02/06	2,085
1,530	Michigan Strategic Fund, Petoskey Plastics, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/07/06 (e)	1,530
600	Michigan Strategic Fund, Pinnacle Molded Plastics, Rev., VAR, AMT, LOC: ABN Amro, 3.31%, 03/05/06	600
1,440	Michigan Strategic Fund, Pyper Products Corp. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06 (e)	1,440
2,200	Michigan Strategic Fund, Quincy Strategic, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/03/06 (e)	2,200
2,100	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VAR, AMT, LOC: Firstar Bank, 3.35%, 03/02/06 (e)	2,100
3,145	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VAR, AMT, LOC: Sovereign Bank, 3.21%, 03/01/06	3,145
3,740	Michigan Strategic Fund, Scoclan II LLC Project, Series 1999, Rev., VAR, LOC: Standard Federal Bank, 3.30%, 03/02/06 (e)	3,740
5,490	Michigan Strategic Fund, Solid Waste, Grayling Generating Project, Rev., VAR, AMT, LOC: Barclays Bank New York, 3.25%, 03/01/06	5,490
1,600	Michigan Strategic Fund, Steketee Van Huis Project, Rev., VAR, LOC: Fifth Third Bank, 3.35%, 03/03/06 (e)	1,600
815	Michigan Strategic Fund, TIM Properties LLC Project, Rev., VAR, LOC: Huntington National Bank, 3.30%, 03/02/06	815
1,230	Oakland County, EDC, North America, Inc. Project, Rev., VAR, LOC: Comerica Bank, 3.35%, 03/07/06 (e)	1,230

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
2,900	Oakland County, EDC, V&M Corp. Project, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.31%, 03/06/06	2,900
	State of Michigan
130	Series D, Rev., GAN, VAR, INS: FSA, 3.18%, 03/01/06	130
2,695	Series PT-2754, Rev., VAR., FSA, LIQ: Dexia Credit Local, 3.21%, 03/07/06 (e)	2,695
4,975	State of Michigan, Solid Waste Disposal Trust, Rev., VAR, AMT, LOC: Lehman Brothers, 3.36%, 06/01/06 (e)	4,975
2,500	State of Michigan, Trust Receipts, Rev., VAR, LOC: Lehman Brothers, 3.26%, 09/29/06	2,500
	Wayne Charter County, Detroit Metropolitian County
300	Series A, Rev., VAR, AMT, INS: FGIC, 3.24%, 03/04/06	300
2,520	Series B, Rev., VAR, AMT, INS: AMBAC, LOC: Helaba, 3.24%, 03/05/06	2,520
2,530	Series B, Rev., VAR, AMT, INS: AMBAC, LOC: Bayerische Landesbank, 3.24%, 03/07/06	2,530
1,000	Series B, Rev., VAR, INS: FSA, LOC: Bayerische Landesbank, 3.18%, 03/05/06	1,000
	Wayne County Airport Authority
2,500	Series MT-115, Rev., VAR, INS: MBIA, LIQ: Svenska Handelsbanken, 3.26%, 03/02/06	2,500
2,625	Series SG-122, Rev., VAR, INS: MBIA, LIQ: Societe Generale, 3.21%, 03/07/06	2,625
3,525	Wyoming, Ace-Hi Displays, Inc. Project, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.30%, 03/02/06	3,525
		148,093
	Puerto Rico — 1.1%
1,250	Puerto Rico Electric Power Authority, Rev., VAR, INS: FSA, LIQ: Citibank N.A., 3.21%, 03/03/06	1,250
850	Puerto Rico Public Building Authority, TOCS, Series 1, SO, VAR, LIQ: Bank of New York, 3.20%, 03/05/06	850
		2,100
	Total Weekly Demand Notes (Cost $150,193)	150,193
	Total Investments — 99.5% (Cost $185,492*)	185,492
	Other Assets in Excess of Liabilities — 0.5%	918
	NET ASSETS — 100.0%	$186,410

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — 1.4%
	New York — 1.4%
1,100	Jay Street Development Corp., Series A-2, Rev., VAR, LOC: Depfa Bank plc, 2.92%, 03/01/06	1,100
100	Metropolitan Transportation Authority, Sub-Series G-2, Rev., VAR, LOC: BNP Paribas, 2.91%, 03/01/06	100
200	Municipal Securities Trust Certificates, Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.02%, 03/01/06 (e)	200
	New York City
200	Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 2.98%, 03/01/06	200
3,500	Sub Series A-5, GO, VAR, LOC: KBC Bank N.V., 2.92%, 03/01/06	3,500
900	Sub Series A-6, GO, VAR, FSA, 2.98%, 03/01/06	900
600	Sub Series B-4, GO, VAR, MBIA, 2.92%, 03/01/06	600
700	Sub Series B-5, GO, MBIA, 2.92%, 03/01/06	700
200	Sub Series E-3, GO, VAR, LOC: Westdeutsche Landesbank, 2.93%, 03/01/06	200
250	Sub Series H-1, GO, VAR, LOC: Bank of New York, 2.98%, 03/01/06	250
2,100	Sub Series H-1, GO, VAR, LOC: Dexia Credit Local, 2.96%, 03/01/06	2,100
800	Sub Series H-2, GO, VAR, MBIA, 2.92%, 03/01/06	800
950	Sub Series H-3, GO, VAR, FSA, 2.93%, 03/01/06	950
	New York City Municipal Water Finance Authority
900	Series A, Rev., VAR, FGIC, 2.98%, 03/01/06	900
800	Series C, Rev., VAR, FGIC, 2.92%, 03/01/06	800
1,000	Series C, Rev., VAR, 2.94%, 03/01/06	1,000
600	Sub-Series F-2, Rev, VAR, 2.94%, 03/01/06	600
100	New York City Transitional Finance Authority, Sub Series 2-A, Rev., VAR, LIQ: Dexia Credit Local, 2.98%, 03/01/06	100
	New York City Transitional Finance Authority, Future Tax Secured
300	Series C-4, Rev., VAR, 2.94%, 03/01/06	300
300	Series C-5, Rev., VAR, 2.94%, 03/01/06	300
250	New York City Transitional Finance Authority, New York City Recovery, Sub Series 3-H, Rev., VAR, 2.94%, 03/01/06	250
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.02%, 03/01/06	1,055
150	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 3.02%, 03/01/06	150
910	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.01%, 03/01/06	910
1,100	New York State Environmental Facilities Corp., General Electric Co., Series A, Rev., VAR, 2.99%, 03/01/06	1,100
	Total Daily Demand Notes (Cost $19,065)	19,065
Municipal Notes & Bonds — 17.4%
	New York — 17.4%
5,500	Albany City School District, Series C, BAN, GO, 3.75%, 06/30/06	5,514
3,700	Ardsley Union Free School District, GO, TRAN, 3.75%, 06/29/06	3,711
12,495	Bank of New York Municipal Certificates Trust, Rev., VAR, 3.13%, 04/25/06	12,495
4,000	Board of Cooperative Educational Services, First Supervisory District, Suffolk County, RAN, 3.50%, 06/29/06	4,008
	Board of Cooperative Educational Services, Second Supervisory, District Westchester County
1,900	RAN, 3.50%, 06/30/06	1,904
7,000	RAN, 4.00%, 06/30/06	7,017
	Board of Cooperative Educational Services, Sole Supervisory District, Oswego County
2,000	RAN, 4.00%, 06/29/06	2,006
13,000	RAN, 4.25%, 12/29/06	13,085
	Long Island Power Authority, Electric Systems
2,695	Series PT-386, Rev., VAR, 3.21%, 03/03/06	2,695
8,780	Series SG-125, Rev., VAR, 3.21%, 03/01/06	8,780
10,000	Nassau County, Series A, TAN, 4.50%, 10/31/06	10,085
	New York Power Authority
46,780	GO, VAR, LIQ: Dexia Credit Local, 2.80%, 03/01/06	46,780
2,670	New York State Dormitory Authority, Series PA-419, Rev., VAR, 3.21%, 03/06/06	2,670
14,970	New York State Dormitory Authority, Merlots, Series A-09, Rev., VAR, AMBAC, 2.78%, 06/28/06	14,970
8,355	New York State Housing Finance Agency, Series PA-423, Rev., VAR, 3.21%, 03/05/06	8,355

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — Continued
	New York — Continued
4,995	Niagara Falls Bridge Commission, Series PA-530, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.21%, 03/03/06	4,995
5,000	North Syracuse Central School District, GO, 3.25%, 06/23/06	5,007
2,800	Oceanside Union Free School District, TAN, GO, 4.00%, 06/22/06	2,805
3,200	Oswego City School District, Series A, TAN, GO, 3.75%, 06/30/06	3,209
5,000	Plainview Old Bethpage Central School District, TAN, GO, 4.00%, 06/30/06	5,019
9,000	Roosevelt Union Free School District, RAN, 4.00%, 06/29/06	9,026
9,000	Schuyler-Chemung-Tioga Cooperative Educational Services, Sole Supervisory District, RAN, 4.25%, 06/30/06	9,028
5,000	Sherrill City School District, BAN, GO, 3.63%, 07/20/06	5,015
	Steuben-Allegany Counties Board Cooperative Educational Services, Sole Supervisory District
8,200	RAN, GO, 3.50%, 06/30/06	8,216
10,300	RAN, Rev., 4.00%, 06/30/06	10,322
15,000	Tompkins-Seneca-Tioga Board of Cooperative Educational Services, RAN, GO, 4.00%, 06/30/06	15,031
4,995	Triborough Bridge & Tunnel Authority, Series PA-665, Rev., VAR, 3.23%, 03/04/06	4,995
3,000	Waverly Central School District, GO, 3.63%, 06/30/06	3,008
6,829	West Genesee Central School District, GO, 3.75%, 07/14/06	6,853
	Total Municipal Notes & Bonds (Cost $236,604)	236,604
Weekly Demand Notes — 79.8%
	New York — 79.8%
	ABN AMRO Munitops Certificate Trust
12,000	Series 1999-13, VAR, FGIC-TCRS, 3.19%, 03/01/06	12,000
8,985	Series 2004-33, Rev., VAR, AMBAC, 3.21%, 03/04/06	8,985
10,000	Series 2005-60, Rev., VAR, FSA, 3.21%, 03/05/06	10,000
385	Albany, IDA, Newkirk Productions, Inc., Project, Series A, Rev.,VAR, LOC: Bank of America N.A., 3.25%, 03/05/06	385
700	Babylon, IDA, Edwin Berger/Lambro Industries, Rev., VAR, LOC: Bank of America N.A., 3.22%, 03/01/06	700
	Dutchess Country, IDA, Civic Facilities, Marist College
6,600	Series A, Rev., VAR, LOC: Bank of New York, 3.18%, 03/06/06	6,600
1,500	Series A, Rev., VAR, LOC: Bank of New York, 3.18%, 03/07/06	1,500
12,915	Series A, Rev., VAR, LOC: Keybank N.A., 3.18%, 03/03/06	12,915
	Eagle Tax-Exempt Trust, Weekly Options Mode
12,085	Series 94-3203, Class A, LIQ: Citibank N.A., 3.22%, 03/03/06	12,085
8,805	Series 94-3205, Class A, LIQ: Citibank N.A., 3.22%, 03/03/06	8,805
	Eagle Tax-Exempt Trust, Weekly Partner Certificate
5,990	Series 94-3203, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/03/06	5,990
3,300	Series 2001-3202, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/01/06	3,300
4,000	Series 2002-6003, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/03/06	4,000
8,135	Series A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/01/06 (e)	8,135
14,210	Solar Eclipse Funding Trust, Series 2005-0002, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.18%, 03/07/06 (e)	14,210
	Erie County Water Authority
7,700	Series A, Rev., VAR, AMBAC, 3.13%, 03/07/06	7,700
1,400	Series B, Rev., VAR, AMBAC, 3.13%, 03/07/06	1,400
2,600	Franklin County, IDA, Civic Facilities, Trudeau Institute, Inc. Project, Rev., VAR, LOC: Fleet National Bank, 3.17%, 03/07/06	2,600
3,240	Great Neck North Water Authority, Water System, Series A, Rev., VAR, FGIC, 3.17%, 03/06/06	3,240
900	Guilderland IDA, North Eastern Industrial Park, Series A, Rev., VAR, LOC: Fleet Bank of New York, 3.17%, 03/06/06	900
	Long Island Power Authority, Electric Systems
300	Series D, Rev., VAR, FSA, 3.17%, 03/06/06	300
3,500	Series G, Rev., VAR, FSA, 3.14%, 03/06/06	3,500
4,360	Series PA-841, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/06/06	4,360
4,010	Series PA-1051, Rev., VAR, FSA, 3.21%, 03/05/06	4,010

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Metropolitan Transportation Authority
7,000	Series A-1, Rev., VAR, XLCA, 3.19%, 03/03/06	7,000
14,895	Series B-16, Rev., VAR, 3.22%, 03/06/06	14,895
6,090	Series D-2, Rev., VAR, FSA, 3.13%, 03/06/06	6,090
2,700	Series E-1, Rev., VAR, LOC: Fortis Bank S.A., 3.14%, 03/02/06	2,700
5,405	Series PA-105, Rev., VAR, 3.21%, 03/01/06	5,405
3,295	Series PA-1042R, Rev., VAR, MBIA, 3.21%, 03/01/06	3,295
5,955	Series PT-1547, Rev., VAR, FGIC, 3.21%, 03/03/06	5,955
7,615	Series PT-2290, Rev., VAR, FSA, 3.21%, 03/06/06	7,615
10,645	Sub Series A-1, GO, VAR, CIFG, 3.13%, 03/06/06	10,645
990	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VAR, FSA, 3.12%, 03/07/06	990
	Metropolitan Transportation Authority, EAGLE
3,300	Series 2002-6021, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/02/06	3,300
5,000	Series 2002-6028, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/02/06	5,000
	Metropolitan Transportation Authority, Service Contract
6,300	Series G-1, Rev., VAR, AMBAC, 3.12%, 03/06/06	6,300
1,700	Series G-2, Rev., VAR, AMBAC, 3.12%, 03/06/06	1,700
9,435	Monroe County, IDA, Rochester Institute Project, Series A, Rev., VAR, LOC: First Union National Bank, 3.19%, 03/07/06	9,435
	Municipal Securities Trust Certificates
10,000	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.20%, 03/02/06 (e)	10,000
6,320	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.20%, 03/01/06 (e)	6,320
9,995	Series 2001-176, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.20%, 03/02/06	9,995
11,810	Series 2002-203, Class A, FSA-CR, GO, LIQ: Bear Stearns Capital Markets, 3.20%, 03/01/06	11,810
9,995	Series 7001, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.18%, 03/01/06	9,995
1,820	Nassau County Interim Finance Authority, Series PA-901, Rev., VAR, AMBAC, 3.21%, 03/02/06	1,820
5,795	Nassau County Interim Finance Authority, Sales & Tax Secured, Series A, Rev., VAR., FSA, 3.14%, 03/02/06	5,795
	Nassau Health Care Corp.
19,700	Sub Series 2004-C1, Rev., VAR, FSA, 3.13%, 03/06/06	19,700
2,200	Sub Series 2004-C3, Rev., VAR, FSA, 3.17%, 03/06/06	2,200
	New York City
3,000	Series F-2, GO, VAR, LOC: Depfa Bank plc, 3.18%, 03/04/06	3,000
6,400	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.16%, 03/04/06	6,400
6,900	Sub Series A-2, Rev., VAR, LOC: Bank of American N.A., 3.14%, 03/03/06	6,900
4,150	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 3.16%, 03/03/06	4,150
5,400	Sub Series A-4, GO, VAR, LOC: Bank of Nova Scotia, 3.14%, 03/03/06	5,400
10,500	Sub-Series A-5, GO, VAR, LOC: HSBC Bank USA, 3.19%, 03/03/06	10,500
2,700	Sub Series A-6, GO, VAR, LOC: Helaba, 3.16%, 03/01/06	2,700
5,950	Sub Series A-6, GO, VAR, LOC: Landesbank Baden Wurrtm, 3.13%, 03/03/06	5,950
1,200	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.16%, 03/06/06	1,200
9,550	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.14%, 03/06/06	9,550
1,700	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.15%, 03/06/06	1,700
6,000	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 3.14%, 03/06/06	6,000
8,900	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.15%, 03/02/06	8,900
9,000	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.12%, 03/02/06	9,000
3400	Sub Series H-6, GO, VAR, MBIA, 3.13%, 03/05/06	3,400
2,800	Sub Series H-6, GO, VAR, MBIA, 3.13%, 03/06/06	2,800
15,400	New York City Housing Development Corp., Progress of Peoples Development, Series A, VAR, LIQ: FNMA, 3.23%, 03/06/06	15,400
	New York City Housing Development Corp.
2,000	Series A, Rev., VAR, AMT, LOC: Bank of New York, 3.23%, 03/01/06	2,000
6,900	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.20%, 03/05/06	6,900

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
7,000	New York City Housing Development Corp., Brookhaven Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/07/06	7,000
3,400	New York City Housing Development Corp., 100 Jane Street Development, Series A, AMT, Rev., VAR, FNMA, AGMT, 3.20%, 03/02/06	3,400
200	New York City Housing Development Corp., Brittany Development, Series A, Rev., VAR, AMT, LIQ: FNMA, 3.20%, 03/02/06	200
5,700	New York City Housing Development Corp., Carnegie Park, Series A, Rev., VAR, FNMA AGMT, 3.16%, 03/06/06	5,700
2,750	New York City Housing Development Corp., Chelsea Arms Housing, Series A, Rev, VAR, LIQ: FNMA, 3.21%, 03/04/06	2,750
200	New York City Housing Development Corp., Multi-Family Rental Housing, Lyric Development, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.20%, 03/02/06	200
11,605	New York City Housing Development Corp., Mortgage Parkview Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.23%, 03/06/06	11,605
1,900	New York City Housing Development Corp., Multi-Family Housing, 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.20%, 03/07/06	1,900
1,800	New York City Housing Development Corp., Multi-Family Housing, 2 Gold Street, Series A, Rev., VAR, LOC: Fleet National Bank, 3.20%, 03/01/06	1,800
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA AGMT, 3.16%, 03/06/06	3,200
300	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, FNMA AGMT, 3.21%, 03/04/06	300
5,300	New York City Housing Development Corp., Ogden Ave Apartments, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/02/06	5,300
3,300	New York City Housing Development Corp., West 43rd Street Development, Series A, Rev., VAR, AMT, FNMA AGMT, 3.20%, 03/04/06	3,300
2,400	New York City Housing Development Corp., West 89th Street Development, Series A, Rev., VAR, LOC: FNMA, 3.21%, 03/01/06	2,400
9,900	New York City Housing Development Corp., White Plains Apartment, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/02/06	9,900
2,800	New York City, IDA, Ahava Food Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	2,800
3,200	New York City, IDA, Allen Steveson School, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	3,200
2,000	New York City, IDA, Civic Facilities, Abraham Joshua Heschel Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.22%, 03/02/06	2,000
13,230	New York City, IDA, Civic Facilities, Columbia Grammar & Prep School, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	13,230
4,550	New York City, IDA, Civic Facilities, Jamaica First Packaged LLC Project, Rev., VAR, LOC: Bank of New York, 3.18%, 03/07/06	4,550
3,110	New York City, IDA, Hewitt School Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	3,110
12,200	New York City, IDA, Liberty Facilities Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.18%, 03/06/06	12,200
580	New York City, IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LOC: Societe Generale, 3.20%, 03/03/06	580
900	New York City, IDA, American Society Technion Project, Rev., VAR, LIQ: Allies Irish Bank plc, 3.13%, 03/01/06	900
8,800	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/07/06	8,800
	New York City Municipal Water Finance Authority, Water & Sewer Systems, Municipal Securities Trust Receipts
5,900	Sub Series C-2, Rev., VAR, 3.18%, 03/06/06	5,900
8,410	Series PA-447, Rev., VAR, FGIC-TCRS, 3.21%, 03/07/06	8,410
6,495	Series PA-900, Rev., VAR, 3.23%, 03/04/06	6,495
10,975	Series ROCS-RR-II-R 385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/02/06	10,975
6,700	Sub Series F-1, Rev., VAR, 3.10%, 03/02/06	6,700
	New York City Municipal Water Finance Authority, Municipal Securities Trust Receipts
2,390	Series SGB-25, Rev., VAR., MBIA, LIQ: Societe Generale, 3.22%, 03/06/06	2,390
2,900	Series PA-1076, Rev., VAR, 3.23%, 03/05/06	2,900

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
5,100	Series PA-1085, Rev., VAR, FGIC, 3.21%, 03/05/06	5,100
4,900	New York City Transit Authority, Triborough Bridge & Tunnel, Series PMD-10, COP, VAR, AMBAC, 3.21%, 03/06/06	4,900
	New York City Transitional Finance Authority
1,700	Series L-21, Rev., VAR, 3.20%, 03/04/06	1,700
4,930	Series, RR-II-R-4052, Rev., VAR, LIQ: Citigroup Global Markets, 3.22%, 03/05/06	4,930
2,985	Sub-Series 2-E, Rev., VAR, 3.12%, 03/03/06	2,985
600	New York City Transitional Finance Authority, Future Tax Secured Series A-2, Rev., VAR, 3.16%, 03/04/06	600
7,890	New York City Transitional Finance Authority, Merlots, Series A-40, Rev., VAR, MBIA-IBC, 3.22%, 03/03/06	7,890
	New York City Transitional Finance Authority, Recovery
2,900	Sub Series 3-C, Rev., VAR, 3.12%, 03/02/06	2,900
5,000	Sub Series 3-D, Rev., VAR, 3.12%, 03/02/06	5,000
2,450	New York City Transitional Finance Authority, Stars Certificate, Series 2003-7, Rev., VAR, LIQ: BNP Paribas, 3.21%, 03/05/06	2,450
2,300	New York City Trust for Cultural Resources, Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.20%, 03/04/06	2,300
1,900	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VAR, LOC: Citibank N.A., 3.12%, 03/01/06	1,900
9,490	New York City, Merlots, Series A-36, GO, VAR, AMBAC-TCRS BNY, 2.70%, 06/01/06	9,490
	New York City, Municipal Securities Trust Receipts
1,300	Series SG-109, GO, VAR, AMBAC, LIQ: Societe Generale, 3.21%, 03/06/06	1,300
1,000	Series SGA-51, VAR., AMBAC, 3.20%, 03/07/06	1,000
265	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.18%, 03/02/06	265
	New York Local Government Assistance Corp.
1,250	Series C, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.10%, 03/01/06	1,250
4,500	Series D, Rev., VAR, LOC: Societe Generale, 3.12%, 03/07/06	4,500
2,350	Series F, Rev., VAR, LOC: Societe Generale, 3.12%, 03/07/06	2,350
7,200	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 3.10%, 03/07/06	7,200
1,195	Series SG-99, Rev., VAR, AMBAC, 3.21%, 03/01/06	1,195
120	Series SG-100, Rev., VAR, MBIA-IBC, 3.21%, 03/01/06	120
	New York Local Government Assistance Corp., Sub Lien
3,700	Series A-5V, FSA, GO, 3.10%, 03/07/06	3,700
5,550	Series A-6V, Rev., VAR, FSA, 3.10%, 03/06/06	5,550
	New York Mortgage Agency, Homeowner Mortgage
1,500	Series 122, Rev., VAR, AMT, 3.21%, 03/03/06	1,500
	New York State Dormitory Authority
3,829	Series 1143, Rev., VAR, AMBAC, LOC: Morgan Stanley Municipal Funding, 3.20%, 03/03/06	3,829
11,253	Series 1155, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/07/06	11,253
10,000	Series MT-040, Rev., VAR, FHA, LOC: Landesbank Hessen-Thueringen, 2.80%, 03/07/06	10,000
4,415	Series PA-409, Rev., VAR, AMBAC, FHA, 3.21%, 03/06/06	4,415
3,545	Series PA-449, Rev., VAR, FSA, 3.21%, 03/03/06	3,545
670	Series PA-541, Rev., VAR, AMBAC, FHA, 3.21%, 03/05/06	670
800	Series PA-784-R, Rev., VAR, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	800
5,745	Series PT-1447, Rev., VAR, MBIA, 3.21%, 03/07/06	5,745
4,135	Series PT-1621, Rev., VAR, MBIA, 3.21%, 03/07/06	4,135
3,560	New York State Dormitory Authority, Beverwyck, Inc., Rev., VAR, LOC: Fleet National Bank, 3.17%, 03/01/06	3,560
6,000	New York State Dormitory Authority, EAGLE, Series 720050001, Class A, Rev.,VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/02/06	6,000
	New York State Dormitory Authority, Mental Health Services
1,600	Sub Series D-2-C, Rev., VAR, MBIA, 3.15%, 03/03/06	1,600
3,855	Sub Series D-2-D, Rev., VAR, AMBAC, 3.15%, 03/03/06	3,855
3,400	Sub Series D-2-E, Rev., VAR, 3.13%, 03/03/06	3,400
4,000	Sub Series D-2-G, Rev, VAR, 3.13%, 03/03/06	4,000
5,000	Sub Series D-2-H, Rev., VAR, 3.13%, 03/03/06	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,000	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VAR, LIQ: Societe Generale, 3.20%, 03/06/06	4,000
420	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.16%, 03/07/06	420
	New York State Energy Research & Development Authority
5,100	Series C-1, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/01/06	5,100
575	Series C-2, Rev., VAR, LOC: Citibank N.A., 3.23%, 03/01/06	575
1,600	New York State Energy Resources & Development Authority, PCR Consolidated Edison Co., Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.13%, 03/04/06	1,600
4,865	New York State Housing Finance Agency, Series PA-805, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/07/06	4,865
1,150	New York State Housing Finance Agency, 101 West End, Series 883, Rev., VAR, LIQ: FNMA, 3.20%, 03/03/06	1,150
12,500	New York State Environmental Facilities Corp., Series 918, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/07/06	12,500
8,600	New York State Housing Finance Agency, 101 West End, Rev., VAR, FNMA, 3.20%, 03/03/06	8,600
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/06/06	7,500
2,000	New York State Housing Finance Agency, 240 East 39th Street, Rev., VAR, 3.20%, 03/03/06	2,000
4,000	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VAR, LOC: Bank of America N.A., 3.25%, 03/01/06	4,000
10,400	New York State Housing Finance Agency, 345 East 94th Street, Series A, Rev., VAR, LIQ: FHLMC, 3.20%, 03/05/06	10,400
6,800	New York State Housing Finance Agency, 350 West 43rd Street, Series A, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.20%, 03/02/06	6,800
5,000	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/02/06	5,000
1,500	New York State Housing Finance Agency, Avalon Chrystie Place-I, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	1,500
4,400	New York State Housing Finance Agency, Bennington Hills, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	4,400
900	New York State Housing Finance Agency, Helena, Series A, AMT, Rev., VAR, LOC: Bank of America N.A., 3.21%, 03/06/06	900
8,100	New York State Housing Finance Agency, East 84th Street, Series A, Rev.,VAR, LIQ: FNMA, 3.21%, 03/06/06	8,100
2,500	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	2,500
4,600	New York State Housing Finance Agency, Multi-Family Housing Secured Mortgage, Series A, Rev., VAR, LIQ: FHLMC, 3.20%, 03/07/06	4,600
3,400	New York State Housing Finance Agency, Normandie Court I Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.18%, 03/03/06	3,400
9,800	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VAR, FHLMC, 3.18%, 03/07/06	9,800
	New York State Housing Finance Agency, Service Contract
1,100	Series 1999, Rev., VAR, AGMT, LIQ: FNMA, 3.21%, 03/01/06	1,100
1,400	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.16%, 03/04/06	1,400
850	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.16%, 03/04/06	850
6,300	Series E, Rev., VAR, LOC: BNP Paribas, 3.16%, 03/02/06	6,300
10,500	New York State Housing Finance Agency, Talleyrand Crescent Rev., VAR, FNMA, 3.22%, 03/02/06	10,500
	New York State Housing Finance Agency, Theater Row
3,500	Rev., VAR, FHLMC, 3.21%, 03/01/06	3,500
5,000	Series A, Rev., VAR, FHLMC, 3.21%, 03/06/06	5,000
5,200	New York State Housing Finance Agency, Union Square South, Rev., VAR, FNMA, 3.21%, 03/01/06	5,200
5,000	New York State Housing Finance Agency, Victory, Series 2001-A, Rev., VAR, LIQ: FHLMC, 3.21%, 03/06/06	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
3,000	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/04/06	3,000
	New York State Housing Finance Agency, West 33rd Street
900	Series A, Rev., VAR, FNMA, 3.20%, 03/01/06	900
7,700	Series A, Rev., VAR, FNMA, 3.20%, 03/07/06	7,700
	New York State Housing Finance Agency, West 38th Street
9,600	Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	9,600
4,500	Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	4,500
	New York State Thruway Authority, EAGLE
13,100	Series SG-121, Rev., VAR, LIQ: Societe Generale, 3.23%, 03/02/06	13,100
2,500	Series 720050079, Class A, FGIC, FSA, LIQ: Citibank N.A., 3.22%, 04/01/06	2,500
2,000	Series 720050010, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/03/06	2,000
	New York State Thruway Authority, Municipal Securities Trust Receipts
1,685	Series SGA-66, Rev., VAR, 3.20%, 03/03/06	1,685
2,500	Series SGA-150, GO, LIQ: Societe Generale, 3.20%, 03/03/06	2,500
4,080	New York State Urban Development Corp., Series PT-1669, Rev., VAR, FGIC, 3.21%, 03/04/06	4,080
4,700	New York State Urban Development Corp., State Facilities & Equipment, Sub-Series A-3-B, Rev., VAR, CIFG, 3.13%, 03/04/06	4,700
2,925	Oneida County, IDA, Rev., VAR, LOC: NBT Bank N.A., 3.33%, 03/02/06	2,925
6,820	Oneida County, IDA, Champion Home, Rev., VAR, LOC: Credit Suisse, 3.20%, 03/02/06	6,820
4,820	Onondaga County, IDA, Albany Molecular Research Project, Rev., VAR, LOC: Fleet National Bank, 3.22%, 03/07/06	4,820
	Onondaga County, IDA, Solvay Paperboard Project
7,700	Rev., VAR, LOC: Citibank N.A., 3.28%, 03/01/06	7,700
22,500	Series A, Rev., VAR, LOC: Citibank N.A., 3.28%, 03/01/06	22,500
3,400	Ontario County, IDA, Friends Finger Lakes, Series A, Rev., VAR, LOC: Citizens Bank N.A., 3.15%, 03/01/06	3,400
4,500	Port Authority of New York & New Jersey, Series PA-1205, Rev., VAR, CIFG-TCRS, 3.23%, 03/06/06	4,500
985	Port Jervis IDA, The Future Home Technical, Inc., Rev., VAR, LOC: Bank of New York, 3.28%, 03/07/06	985
6,350	Poughkeepsie, IDA, Senior Living Facility Manor at Woodside Project, Rev., VAR, LOC: Bank of New York, 3.23%, 03/07/06	6,350
1,375	Rockland County, IDA, X Products Corp. Project, Rev., VAR, LOC: Bank of New York, 3.23%, 03/04/06	1,375
1,130	Rockland County, IDA, Shock Tech, Inc. Project, Rev., VAR, LOC: Bank of New York, 3.33%, 03/03/06	1,130
5,000	Seneca County, IDA, Seneca Meadows, Inc. Project, Rev., VAR, LOC: Bank of America N.A., 3.22%, 03/07/06	5,000
3,235	Suffolk County, IDA, Civic Facilities, Guide Dog Foundation, Inc., Rev., VAR, LOC: Bank of New York, 3.18%, 03/02/06	3,235
	Suffolk County Water Authority
600	Rev., VAR, BAN, 3.16%, 03/01/06	600
4,500	Rev., VAR, BAN, 3.16%, 03/04/06	4,500
	Tobacco Settlement Financing Authority
7,495	Seires 2003, Rev., VAR, 3.27%, 03/07/06	7,495
10,360	Series RR-II-R-1066, Rev., VAR, AMBAC, LIQ: Citigroup Global Markets, 3.23%, 03/07/06	10,360
10,000	Tobacco Settlement Financing Authority, TOCS, Series D, Rev., VAR, LIQ: Goldman Sachs, 3.27%, 03/01/06	10,000
	Triborough Bridge & Tunnel Authority
15,000	Sub Series B-3, Rev., VAR, 3.16%, 03/06/06	15,000
4,040	Series B, Rev., VAR, GO, 3.17%, 03/02/06	4,040
7,675	Series PA-1080, Rev., VAR, 3.23%, 03/02/06	7,675
360	Series PA-1090, Rev., VAR, MBIA-IBC, 3.21%, 03/06/06	360
1,535	SO, Series B, Rev., VAR, FSA, 3.16%, 03/06/06	1,535
2,195	SO, Series D, Rev., VAR, FSA, 3.15%, 03/01/06	2,195
700	Sub Series 4, Rev., VAR, 3.18%, 03/06/06	700
2,500	Triborough Bridge & Tunnel Authority, EAGLE, Series 2003-0004, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.22%, 03/04/06	2,500
4,200	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., VAR, AMBAC, 3.15%, 03/07/06	4,200

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,235	Ulster County, IDA, IDR, Hunter Panels LLC Project, Series A, Rev., VAR, LOC: Credit Lyonnaisse, 3.22%, 03/06/06	4,235
4,490	Westchester County, IDA, Community Housing Innovations, Inc., Rev., VAR, LOC: Bank of New York, 3.18%, 03/04/06	4,490
500	Westchester County, IDA, IDR, Levister Redevelopment Co., LLC, Series A, Rev., VAR, LOC: Bank of New York, 3.21%, 03/01/06	500
2,630	Westchester County, IDA, The Masters School, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	2,630
	Total Weekly Demand Notes (Cost $1,083,987)	1,083,987
	Total Investments — 98.6% (Cost $1,339,656*)	1,339,656
	Other Assets in Excess of Liabilities — 1.4%	18,652
	NET ASSETS — 100.0%	$1,358,308

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 7.4%
	Ohio — 7.4%
4,000	Cuyahoga County, Cleveland Clinic, LIQ: Bank of America N.A., 3.11%, 05/03/06	4,000
	Ohio State University
1,875	3.08%, 04/03/06	1,875
900	3.09%, 04/03/06	900
4,000	3.12%, 03/09/06	4,000
	Total Commercial Paper (Cost $10,775)	10,775
Daily Demand Notes — 6.4%
	Ohio — 6.4%
1,085	Ohio Air Quality Development Authority, PCR, Series C, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.00%, 03/01/06	1,085
1,140	Ohio State Water Development Authority, Ohio Edison Co. Project, Series B, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.04%, 03/01/06	1,140
100	State of Ohio, BP Chemical, Inc. Project, Series 2002-BP, Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	100
4,400	State of Ohio, Higher Education Facilities, Case Western Reserve, Series A, Rev., VAR, LIQ: Landesbank Hessen Thueringen, 2.95%, 03/01/06	4,400
1,420	State of Ohio, PCR, Solid Waste, BP Exploration & Oil Project, Series 1998-BP, Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	1,420
280	State of Ohio, Solid Waste, BP Products North America, Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	280
850	Trumbull County, Lutheran Valley Health Care, Shepherd, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.05%, 03/01/06	850
	Total Daily Demand Notes (Cost $9,275)	9,275
Municipal Notes & Bonds — 10.0%
	Ohio — 7.9%
3,837	City of Lakewood, BAN, GO, 3.50%, 06/15/06	3,845
2,500	City of Mayfield Heights, BAN, 4.00%, 01/25/07	2,514
	University of Cincinnati
2,000	BAN, 4.50%, 01/25/07	2,021
3,000	BAN, Series C, Rev., 4.00%, 03/28/06	3,003
		11,383
	Puerto Rico — 2.1%
3,000	Commonwealth of Puerto Rico, TRAN, Rev., LOC: Bank of Nova Scotia, Citibank, BNP Paribas, Dexia, Fortis Bank, Royal Bank of Canada, State Street, 4.50%, 07/28/06	3,015
	Total Municipal Notes & Bonds (Cost $14,398)	14,398
Weekly Demand Notes — 73.8%
	Ohio — 68.0%
2,000	ABN AMRO Munitops Certificate Trust, Series 2006-4, Rev., VAR, FSA, LOC: ABN Amro Bank N.V., 3.22%, 03/07/06 (e)	2,000
5,000	ABN AMRO Munitops Certificate Trust, Southwestern School District, Series 2001-7, Rev., VAR, INS, AMBAC, 3.22%, 03/03/06 (e) (m)	5,000
5,275	City of Lyndhurst, EDR, Hawken Schools, Series 2002, Rev., VAR, LOC: National City Bank, 3.23%, 03/02/06	5,275
3,000	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VAR, LOC: National City Bank, 3.20%, 03/07/06	3,000
2,000	City of Wooster, IDR, Allen Group, Inc., Series 1985, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/02/06	2,000
	Cleveland Airport System
1,695	Series 1997-D, Rev., VAR, AMT, LOC: Westdeutsche Landesbank, 3.24%, 03/02/06	1,695
2,000	Series PT-799, Rev., VAR, AMT, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.26%, 03/07/06 (e)	2,000
1,500	Cleveland-Cuyahoga County Port Authority, Cultural Facilities, Playhouse Square Foundation Project, Rev., VAR, LOC: Fifth Third Bank, 3.21%, 03/02/06	1,500
2,100	Cuyahoga County, Gilmore Academy Project, Rev., VAR, LOC: Fifth Third Bank, 3.20%, 03/03/06 (e)	2,100
1,760	Cuyahoga County, Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: ABN Amro Bank N.V., 3.21%, 03/03/06	1,760
1,375	Cuyahoga County, Health Care Facilities, Franciscan Communities, Series E, Rev., VAR, LOC: ABN Amro Bank N.V., 3.20%, 03/06/06	1,375
2,400	Cuyahoga County, Health Care Facilities, Jennings Center Older Project, Rev., VAR, LOC: Fifth Third Bank, 3.26%, 03/04/06	2,400

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
3,905	Franklin County, Franklin Hospital, Series ROCS-II-R-55, Rev., VAR, LIQ: Citigroup Global Markets, 3.22%, 03/03/06 (e)	3,905
990	Franklin County, Health Care Facilities, Friendship Village Dublin, Series A, Rev., VAR, LOC: ABN Amro Bank N.V., 3.20%, 03/03/06	990
770	Franklin County, Health Care Facilities, Presbyterian, Series 2002-B, Rev., VAR, LOC: National City Bank, 3.21%, 03/01/06	770
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.28%, 03/06/06	5,550
1,000	Franklin County, Ohio Childrens Hospital, Series 2005-A, Rev., VAR, INS: FGIC, LIQ: National City Bank, 3.20%, 03/06/06	1,000
1,500	Hamilton County, Hospital Facilities, Children’s Hospital Medical Center, Series 1997-A, Rev., VAR, LOC: PNC Bank Ohio N.A., 3.18%, 03/06/06 (m)	1,500
2,360	Hamilton County, Hospital Facilities, Health Care Alliance, Series 1997-F, Rev., VAR, INS: MBIA, 3.19%, 03/01/06	2,360
1,040	Huron County, EDR, Norwalk Furniture Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06 (e)	1,040
1,540	Kent State University, General Receipts, Series 2001, Rev., VAR, INS: MBIA, LIQ: Dexia Public Finance Bank, 3.20%, 03/07/06	1,540
5,440	Lake County, Hospital Facilities, Lake Hospital System, Inc., Series 2002, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.28%, 03/06/06	5,440
1,385	Lake County, Pressure Technology, Inc., Series 2002, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.35%, 03/06/06	1,385
350	Mahoning County, Forum Health Obligation Group, Series 2002-B, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/06/06	350
4,653	Montgomery County, Pedcor Lyons Gate Project, Series A, Rev., VAR, AMT, LOC: FHLB, 3.26%, 03/07/06	4,653
4,000	Ohio Air Quality Development Authority, Edison Project, Series 1219, Rev., VAR, INS: FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/05/06 (e)	4,000
	Ohio Housing Finance Agency, Residential Mortgage Backed
2,500	Series B, Rev., AMT, INS: GNMA/FNMA/FHLMC, LIQ: FHLB, 3.25%, 09/01/06	2,500
2,000	Series F, Rev., AMT, LIQ: FHLB, VAR, 3.18%, 03/01/06	2,000
	Ohio Housing Finance Agency, Merlots
1,520	Series A3, Rev., VAR, AMT, LIQ: Wachovia Bank N.A., 3.28%, 03/05/06 (e)	1,520
1,710	Series A78, Rev., VAR, AMT, INS: GNMA COLL, LIQ: Wachovia Bank N.A., 3.28%, 03/03/06 (e)	1,710
2,480	Ohio State Building Authority, Series PT 2937, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/04/06 (e)	2,480
	Ohio State Higher Educational Authority, John Carroll
1,570	Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/01/06	1,570
2,350	Series B, Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/03/06	2,350
	Ohio State Water Development Authority, First Energy Project
2,000	Series 2005-A, Rev., VAR, AMT, LOC: Barclays Bank plc, 3.15%, 03/01/06	2,000
4,000	Series 2005-B, Rev., VAR, AMT, LOC: Barclays Bank plc, 3.20%, 03/07/06	4,000
	Ohio State Water Development Authority, Pure Water
2,575	Series 1118, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/02/06 (e)	2,575
1,700	Series B, Rev., VAR, INS: MBIA, LIQ: State Street Bank & Trust Co., 3.20%, 03/06/06	1,700
	Student Loan Funding Corp., Cincinnati Student Loan
3,660	Series A-1, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.26%, 03/07/06 (e)	3,660
2,970	Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.26%, 03/07/06 (e)	2,970
867	Warren County Health Care Facilities, Otterbein Homes Project, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/07/06	867
1,870	Warren County, Ralph J. Stolle Countryside, Rev., VAR, LOC: Fifth Third Bank, 3.20%, 03/03/06 (e)	1,870
		98,360
	Puerto Rico — 5.8%
650	Commonwealth of Puerto Rico, Public Buildings Authority, Series PA-577, Rev., VAR, INS: AMBAC, LIQ: Merill Lynch Capital Services, 3.17%, 03/04/06	650

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Puerto Rico — Continued
2,040	Commonwealth of Puerto Rico, Public Improvement, Series PA-642, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.17%, 03/04/06	2,040
1,415	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., 3.18%, 07/01/06	1,415
	Puerto Rico Municipal Finance Agency
3,600	Series PA-609, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.17%, 03/07/06	3,600
600	Series PT-3326, Rev., VAR, INS: CIFG, LIQ: Dexia Public Finance Bank, 3.17%, 08/01/06	600
		8,305
	Total Weekly Demand Notes (Cost $106,665)	106,665
	Total Investments — 97.6% (Cost $141,113*)	141,113
	Other Assets in Excess of Liabilities — 2.4%	3,470
	NET ASSETS — 100.0%	$144,583

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

ABBREVIATIONS:

(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

AGMT	—	Agreement

AMBAC	—	American Municipal Bond Assurance Corp.

AMT	—	Alternative Minimum Tax Paper

BAN	—	Bond Anticipation Notes

BNY	—	Bank of New York

CIFG	—	Assurance North America, Inc.

COP	—	Certificates of Participation

EAGLE	—	Earnings of accrual generated on local tax-exempt securities

EDC	—	Economic Development Corporation

EDR	—	Economic Development Revenue

FGIC	—	Financial Guaranty Insurance Co.

FGIC-TCRS	—	FGIC Transferable Custodial Receipts

FHA	—	Federal Housing Authority

FHLB	—	Federal Home Loan Bank

FHLMC	—	Federal Home Loan Mortgage Corporation

FNMA	—	Federal National Mortgage Association

FNMA COLL	—	FNMA Collateral

FRN	—	Floating Rate

FSA	—	Financial Security Assurance

FSA-CR	—	FSA Custodial Receipts

GAN	—	Grant Anticipation Note

GNMA	—	Government National Mortgage Association

GNMA COLL	—	Government National Mortgage Association Collateral

GO	—	General Obligation Bond

GO OF AGY	—	General Obligation of Agency

GTY	—	Guaranty

IDA	—	Industrial Development Authority

IDR	—	Industrial Development Revenue

INS	—	Insurance

LIQ	—	Liquidity Agreement

LOC	—	Letter of Credit

MBIA	—	Municipal Bond Insurance Association

MBIA-IBC	—	MBIA Insured Bond Certificates

PCR	—	Pollution Control Revenue

Q-SBLF	—	Qualified School Board Loan Fund

RADIAN	—	Radian Asset Assurance

RAN	—	Revenue Anticipation Note

Rev.	—	Revenue Bond

SO	—	Special Obligation

TAN	—	Tax Anticipation Note

TCRS	—	Transferable Custodial Receipts

TOCS	—	Tender Options Certificates

TRAN	—	Tax & Revenue Anticipation Note

VAR	—	Variable. The interest rate shown is the rate in effect at February 28, 2006.

XLCA-ICR	—	XL Capital Assurance Insured Custodial Receipts

*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006
(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$113,342	$185,492	$1,339,656	$141,113
Cash	47	11	14	10
Receivables:
Investment securities sold	1,350	—	30,378	2,810
Fund shares sold	10	—	15	37
Interest and dividends	670	1,216	7,595	789
Prepaid expenses and other assets	—	2	—	1
Total assets	115,419	186,721	1,377,658	144,760

LIABILITIES:
Payables:
Dividends	64	199	463	81
Investment securities purchased	—	—	18,000	—
Accrued liabilities:
Investment advisory fees	7	11	83	9
Administration fees	6	8	50	5
Shareholder servicing fees	3	33	314	25
Distribution fees	31	6	152	18
Custodian and accounting fees	2	3	9	5
Trustees’ fees — deferred compensation plan	2	1	50	—	(b)
Other	68	50	229	34
Total liabilities	183	311	19,350	177
Net Assets	$115,236	$186,410	$1,358,308	$144,583

NET ASSETS:
Paid in capital	$115,256	$186,409	$1,357,645	$144,540
Accumulated undistributed (distributions in excess of) net investment income	(20)	1	688	43
Accumulated net realized gains (losses)	—	—	(25)	—
Total Net Assets	$115,236	$186,410	$1,358,308	$144,583
Net Assets:
Morgan	$45,020	$31,580	$1,097,957	$26,537
Premier	—	135,695	—	38,765
Reserve	—	19,135	178,032	79,281
E*Trade	70,216	—	82,319	—
Total	$115,236	$186,410	$1,358,308	$144,583
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	45,055	31,580	1,097,435	26,537
Premier	—	135,690	—	38,741
Reserve	—	19,148	177,995	79,237
E*Trade	70,216	—	82,318	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$113,342	$185,492	$1,339,656	$141,113

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   25

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Period Ended 2/28/2006 (a)		Year Ended 8/31/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (b)		Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$2,381		$4,173	$3,555	$3,448	$21,575	$32,293	$2,374		$2,158
Dividend income	—		—	—	—	—	—	—		1
Dividend income from affiliates (c)	—		—	—	—	—	256	—		—
Total investment income	2,381		4,173	3,555	3,448	21,575	32,549	2,374		2,159

EXPENSES:
Investment advisory fees	67		182	102	476	602	1,462	68		257
Administration fees	69		190	107	253	624	1,525	71		156
Distribution fees:
Morgan	77		205	8	4	662	1,477	4		1
Reserve	—		—	66	126	209	420	134		169
E*Trade	37		—	—	—	46	—	—		—
Shareholder servicing fees:
Morgan	271		717	28	14	2,315	5,169	15		2
Premier	—		—	280	138	—	—	82		47
Reserve	—		—	78	46	251	497	160		76
E*Trade	19		—	—	—	23	—	—		—
Custodian and accounting fees	9		13	12	11	26	67	12		9
Interest expense	—		— (d)	1	— (d)	— (d)	6	—	(d)	—
Professional fees	40		49	37	8	52	84	41		10
Trustees’ fees	1		3	3	2	11	20	2		2
Printing and mailing costs	1		3	8	46	15	28	4		18
Registration and filing fees	2		38	22	35	—	—	10		21
Transfer agent fees	6		34	11	4	118	290	16		5
Other	3		9	5	7	17	63	6		5
Total expenses	602		1,443	768	1,170	4,971	11,108	625		778
Less amounts waived	(114)		(316)	(115)	(169)	(400)	(1,239)	(102)		(70)
Less earnings credits	—	(d)	(1)	— (d)	(1)	(5)	(9)	—	(d)	(1)
Less reimbursement for legal matters	—		—	(1)	(1)	—	—	—	(d)	(1)
Net expenses	488		1,126	652	999	4,566	9,860	523		706
Net Investment Income (Loss)	1,893		3,047	2,903	2,449	17,009	22,689	1,851		1,453

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	5		19	1	—	11	99	12		15
Change in net assets resulting from operations	$1,898		$3,066	$2,904	$2,449	$17,020	$22,788	$1,863		$1,468

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,893	$3,047	$802	$2,903	$2,449	$545
Net realized gain (loss)	5	19	5	1	—	1
Change in net assets resulting from operations	1,898	3,066	807	2,904	2,449	546

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(1,762)	(3,047)	(802)	(184)	(73)	—
Premier
From net investment income	—	—	—	(2,179)	(1,819)	(358)
Reserve
From net investment income	—	—	—	(540)	(557)	(188)
E*Trade
From net investment income	(131)	—	—	—	—	—
Total distributions to shareholders	(1,893)	(3,047)	(802)	(2,903)	(2,449)	(546)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(101,935)	62,821	5,174	(4,397)	24,639	24,545

NET ASSETS:
Change in net assets	(101,930)	62,840	5,179	(4,396)	24,639	24,545
Beginning of period	217,166	154,326	149,147	190,806	166,167	141,622
End of period	$115,236	$217,166	$154,326	$186,410	$190,806	$166,167
Accumulated undistributed (distributions in excess of) net investment income	$(20)	$(44)	$(49)	$1	$—	$(1)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,009	$22,689	$8,188	$1,851	$1,453	$500
Net realized gain (loss)	11	99	396	12	15	16
Change in net assets resulting from operations	17,020	22,788	8,584	1,863	1,468	516

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(15,023)	(20,747)	(7,711)	(99)	(11)	—
Premier
From net investment income	—	—	—	(635)	(651)	(299)
Reserve
From net investment income	(1,828)	(1,942)	(477)	(1,117)	(791)	(203)
E*Trade
From net investment income	(160)	—	—	—	—	—
Total distributions to shareholders	(17,011)	(22,689)	(8,188)	(1,851)	(1,453)	(502)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(284,988)	(51,469)	(143,137)	15,470	22,147	(46,743)

NET ASSETS:
Change in net assets	(284,979)	(51,370)	(142,741)	15,482	22,162	(46,729)
Beginning of period	1,643,287	1,694,657	1,837,398	129,101	106,939	153,668
End of period	$1,358,308	$1,643,287	$1,694,657	$144,583	$129,101	$106,939
Accumulated undistributed (distributions in excess of) net investment income	$688	$690	$158	$43	$31	$16

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$240,048	$1,069,545	$533,074	$46,029	$17,341	$—
Dividends reinvested	209	509	162	183	72	—
Cost of shares redeemed	(412,408)	(1,007,233)	(528,062)	(22,435)	(9,610)	—
Change in net assets from Morgan capital transactions	$(172,151)	$62,821	$5,174	$23,777	$7,803	$—
Premier
Proceeds from shares issued	$—	$—	$—	$193,875	$247,130	$183,383
Dividends reinvested	—	—	—	655	685	1
Cost of shares redeemed	—	—	—	(200,530)	(218,874)	(134,778)
Change in net assets from Premier capital transactions	$—	$—	$—	$(6,000)	$28,941	$48,606
Reserve
Proceeds from shares issued	$—	$—	$—	$157,668	$248,669	$185,002
Dividends reinvested	—	—	—	528	551	196
Cost of shares redeemed	—	—	—	(180,370)	(261,325)	(209,260)
Change in net assets from Reserve capital transactions	$—	$—	$—	$(22,174)	$(12,105)	$(24,062)
E*Trade
Proceeds from shares issued	$71,639	—	—	$—	—	—
Dividends reinvested	131	—	—	—	—	—
Cost of shares redeemed	(1,554)	—	—	—	—	—
Change in net assets from E*Trade capital transactions	$70,216	$—	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	240,048	1,069,544	533,074	46,029	17,341	—
Reinvested	209	509	162	183	72	—
Redeemed	(412,408)	(1,007,233)	(528,062)	(22,435)	(9,610)	—
Change in Morgan Shares	(172,151)	62,820	5,174	23,777	7,803	—
Premier
Issued	—	—	—	193,876	247,130	183,383
Reinvested	—	—	—	654	685	1
Redeemed	—	—	—	(200,530)	(218,874)	(134,778)
Change in Premier Shares	—	—	—	(6,000)	28,941	48,606
Reserve
Issued	—	—	—	157,668	248,669	185,002
Reinvested	—	—	—	528	551	196
Redeemed	—	—	—	(180,370)	(261,325)	(209,260)
Change in Reserve Shares	—	—	—	(22,174)	(12,105)	(24,062)
E*Trade
Issued	71,639	—	—	—	—	—
Reinvested	131	—	—	—	—	—
Redeemed	(1,554)	—	—	—	—	—
Change in E*Trade Shares	70,216	—	—	—	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$4,689,556	$10,063,474	$8,660,663	$50,948	$2,887	$—
Dividends reinvested	9,692	12,478	5,180	99	11	—
Cost of shares redeemed	(5,087,041)	(10,130,574)	(8,788,513)	(26,401)	(1,007)	—
Change in net assets from Morgan capital transactions	$(387,793)	$(54,622)	$(122,670)	$24,646	$1,891	$—
Premier
Proceeds from shares issued	$—	$—	$—	$72,566	$118,573	$83,085
Dividends reinvested	—	—	—	2	2	4
Cost of shares redeemed	—	—	—	(78,276)	(121,080)	(109,884)
Change in net assets from Premier capital transactions	$—	$—	$—	$(5,708)	$(2,505)	$(26,795)
Reserve
Proceeds from shares issued	$1,686,409	$718,769	$369,428	$246,224	$283,001	$232,956
Dividends reinvested	1,691	1,914	474	1,106	796	209
Cost of shares redeemed	(1,667,613)	(717,530)	(390,369)	(250,798)	(261,036)	(253,113)
Change in net assets from Reserve capital transactions	$20,487	$3,153	$(20,467)	$(3,468)	$22,761	$(19,948)
E*Trade
Proceeds from shares issued	$88,070	$—	$—	$—	$—	$—
Dividends reinvested	160	—	—	—	—	—
Cost of shares redeemed	(5,912)	—	—	—	—	—
Change in net assets from E*Trade capital transactions	$82,318	$—	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	4,689,556	10,063,475	8,660,663	50,948	2,887	—
Reinvested	9,692	12,478	5,180	99	11	—
Redeemed	(5,087,041)	(10,130,575)	(8,788,514)	(26,401)	(1,007)	—
Change in Morgan Shares	(387,793)	(54,622)	(122,671)	24,646	1,891	—
Premier
Issued	—	—	—	72,566	118,572	83,085
Reinvested	—	—	—	2	2	4
Redeemed	—	—	—	(78,276)	(121,080)	(109,884)
Change in Premier Shares	—	—	—	(5,708)	(2,506)	(26,795)
Reserve
Issued	1,686,409	718,769	369,429	246,224	283,001	232,956
Reinvested	1,691	1,914	475	1,106	796	209
Redeemed	(1,667,614)	(717,530)	(390,369)	(250,798)	(261,036)	(253,113)
Change in Reserve Shares	20,486	3,153	(20,465)	(3,468)	22,761	(19,948)
E*Trade
Issued	88,070	—	—	—	—	—
Reinvested	160	—	—	—	—	—
Redeemed	(5,912)	—	—	—	—	—
Change in E*Trade Shares	82,318	—	—	—	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Michigan Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)

New York Municipal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Ohio Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Per share operating performance		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	1.16%	$45,020	0.55%	2.28%	0.68%
1.00	1.47	217,166	0.55	1.49	0.70
1.00	0.51	154,326	0.55	0.51	0.80
1.00	0.72	149,147	0.55	0.72	0.73
1.00	1.13	163,071	0.55	1.05	0.76
1.00	2.70	82,755	0.55	2.68	0.83

1.00	1.47	31,580	0.59	2.27	0.69
1.00	0.64	7,803	0.59	1.81	0.70

1.00	1.14	1,097,957	0.59	2.27	0.64
1.00	1.42	1,485,743	0.59	1.40	0.67
1.00	0.48	1,540,274	0.59	0.48	0.70
1.00	0.72	1,662,000	0.59	0.72	0.69
1.00	1.20	2,123,000	0.59	1.17	0.69
1.00	2.98	2,438,730	0.59	2.88	0.71

1.00	1.46	26,537	0.59	2.34	0.72
1.00	0.63	1,891	0.59	1.80	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Michigan Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(d)	$0.02	$(0.02)
Year Ended June 30, 2005	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

Ohio Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(d)	0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Per share operating performance		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.57%	$135,695	0.45%	2.34%	0.54%
1.00	1.32	141,695	0.47	1.37	0.56
1.00	0.56	112,753	0.47	0.56	0.55
1.00	0.87	64,146	0.49	0.88	0.57
1.00	1.41	83,008	0.47	1.49	0.55
1.00	3.44	100,673	0.45	3.40	0.53

1.00	1.55	38,765	0.45	2.32	0.57
1.00	1.40	44,469	0.46	1.36	0.52
1.00	0.56	46,968	0.47	0.55	0.50
1.00	0.88	73,757	0.47	0.88	0.50
1.00	1.43	57,338	0.46	1.47	0.50
1.00	3.42	100,004	0.46	3.33	0.49

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund (c)
July 1, 2005 to February 28, 2006 (d)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

New York Municipal Money Market Fund
September 1, 2005 to February 28, 2006 (e)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

Ohio Municipal Money Market Fund (c)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class A was renamed as Reserve.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(f)	Amount is less than $0.01.

(g)	Due to the size of the net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Per share operating performance		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.40%	$19,135	0.70%	2.06%	0.79%
1.00	1.14	41,308	0.72	1.10	0.81
1.00	0.31	53,414	0.73	0.31	0.81
1.00	0.62	77,476	0.74	0.62	0.82
1.00	1.16	62,408	0.72	1.21	0.80
1.00	3.18	125,294	0.70	3.05	0.78

1.00	1.09	178,032	0.70	2.19	0.75
1.00	1.27	157,544	0.74	1.26	0.81
1.00	0.28	154,383	0.79	0.28	0.88
1.00	0.52	175,000	0.79	0.50	0.87
1.00	1.00	180,000	0.79	0.85	0.90
1.00	2.77	1	0.90	2.57	1560.21	(g)

1.00	1.38	79,281	0.70	2.09	0.82
1.00	1.14	82,741	0.71	1.17	0.77
1.00	0.30	59,971	0.72	0.30	0.75
1.00	0.63	79,911	0.72	0.62	0.75
1.00	1.17	90,602	0.71	1.17	0.75
1.00	3.16	59,583	0.71	3.05	0.74

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   37

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
January 17, 2006 (c) to February 28, 2006 (d)	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)

New York Municipal Money Market Fund
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Per share operating performance		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	0.25%	$70,216	1.00%	2.10%	1.24%

1.00	0.24	82,319	1.00	2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declaration of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

Prior to February 19, 2005, the California Municipal Money Market Fund and New York Municipal Money Market Fund were separate series of J.P. Morgan Mutual Fund Trust. Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, California Municipal Money Market Fund and New York Municipal Money Market Fund were reorganized and redomiciled as separate series of JPM I and Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund were reorganized and redomiciled as separate series of JPM II.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
California Municipal Money Market Fund	Morgan and E*Trade
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve

E*Trade Shares commenced operations on January 17, 2006 for the California Municipal Money Market Fund and New York Municipal Money Market Fund.

Effective February 28, 2006, the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund have changed their fiscal year ends from June 30th to the last day of February, and the California Municipal Money Market Fund and New York Municipal Money Market Fund have changed their fiscal year ends from August 31st to the last day of February.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of illiquid securities of the Funds as of February 28, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
California Municipal Money Market Fund	$3,900	3.4%

40   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the particular Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
California Municipal Money Market Fund	$—	$24	$(24)
Michigan Municipal Money Market Fund	—	1	(1)
New York Municipal Money Market Fund	—	—	—
Ohio Municipal Money Market Fund	—	12	(12)

The reclassifications for the Funds relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. and JPMorgan Investment Advisors Inc. (the “Advisors”), act as the investment advisors to the Funds. J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMorgan Investment Advisors Inc. is an indirect wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fees are accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

Prior to February 19, 2005, the fee was accrued daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets for California Municipal Money Market Fund and New York Municipal Money Market Fund. Prior to February 19, 2005, the fees for Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund were 0.35% and 0.30% of the average daily net assets of each Fund, respectively.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administration fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of such fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	New York Municipal Money Market
	Period ended 2/28/06	Year ended 8/31/05
Includes reimbursements of investment advisory and administration fees	$—	$26

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, effective February 19, 2005, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I subject to the same fee agreements as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% of the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds); 0.18% of the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds); 0.16% of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds) over $2 billion.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”) began serving as the Funds’ sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ sub-administrator. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Reserve Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Distribution Fees
	Morgan	Reserve		E*Trade
California Municipal Money Market Fund	0.10%	n/a	%	0.60%
Michigan Municipal Money Market Fund	0.10	0.25		n/a
New York Municipal Money Market Fund	0.10	0.25	*	0.60
Ohio Municipal Money Market Fund	0.10	0.25		n/a

*	Prior to February 19, 2005, the annual rate was 0.30%.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, effective February 19, 2005, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class
	Morgan	Premier		Reserve		E*Trade
California Municipal Money Market Fund	0.35%	n/a	%	n/a	%	0.30%
Michigan Municipal Money Market Fund	0.35	0.30		0.30		n/a
New York Municipal Money Market Fund	0.35	n/a		0.30	*	0.30
Ohio Municipal Money Market Fund	0.35	0.30		0.30		n/a

*	Prior to February 19, 2005, the fee was 0.35%.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of this shareholder servicing fee to such financial intermediaries for performing such services.

42   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Prior to February 19, 2005, JPMCB served as the Funds’ Shareholder Servicing Agent for the Funds in JPM I. JPMCB was subject to the fee rates disclosed in the previous table.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement. Fund accounting services were also transitioned to JPMCB from the prior service provider on December 6, 2004, but those services were still being paid for by the Funds under such Management and Administration Agreement with the Administrator. Effective February 19, 2005, fund accounting fees are charged as an additional direct fee to the Funds.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class
	Morgan	Premier		Reserve		E*Trade
California Municipal Money Market Fund	0.55%	n/a	%	n/a	%	1.00%
Michigan Municipal Money Market Fund	0.59	0.45		0.70		n/a
New York Municipal Money Market Fund	0.59	n/a		0.70		1.00
Ohio Municipal Money Market Fund	0.59	0.45		0.70		n/a

The contractual expense limitation agreements were in effect for the period ended February 28, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006 except for E* Trade Shares which are in place until at least January 31, 2007.

For the period ended February 28, 2006, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$13	$56	$45	$114
Michigan Municipal Money Market Fund	14	101	—	115
New York Municipal Money Market Fund	119	131	150	400
Ohio Municipal Money Market Fund	26	76	—	102

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrators and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the period ended February 28, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

4. Class Specific Expenses

The Funds’ Transfer Agent fees for the 2005 fiscal period were as follows (amounts in thousands):

Transfer Agent*
California Municipal Money Market Fund
Morgan	$21
New York Municipal Money Market Fund
Morgan	$177
Reserve	9
$186

*	Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

5. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2006 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$4	$1	$1,888	$1,893
Michigan Municipal Money Market Fund	9	—	2,894	2,903
New York Municipal Money Market Fund	—	—	17,011	17,011
Ohio Municipal Money Market Fund	17	—	1,834	1,851

The tax character of distributions paid during the 2005 fiscal year was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$6	$—	$3,041	$3,047
Michigan Municipal Money Market Fund	4	—	2,445	2,449
New York Municipal Money Market Fund	432	104	22,153	22,689
Ohio Municipal Money Market Fund	23	—	1,430	1,453

The tax character of distributions paid during the 2004 fiscal year was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$—	$—	$802	$802
Michigan Municipal Money Market Fund	2	—	544	546
New York Municipal Money Market Fund	389	29	7,770	8,188
Ohio Municipal Money Market Fund	—	16	486	502

At February 28, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
California Municipal Money Market Fund	$—	$—	$46
Michigan Municipal Money Market Fund	—	—	205
New York Municipal Money Market Fund	—	(24)	1,201
Ohio Municipal Money Market Fund	—	—	128

44   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

For the Funds, the cumulative timing differences primarily consist of deferred compensation and distributions payable.

As of February 28, 2006, the New York Municipal Money Market Fund had net capital loss carryforwards of $24 expiring in 2014, which are available to offset future realized gains (in thousands).

During the fiscal year ended February 28, 2006, Michigan Money Market utilized capital loss carryovers of less than a thousand dollars.

6. Borrowing

The Funds and all other funds within JPM II received from the Securities and Exchange Commission an exemptive order (the “Order”) to establish and operate an Interfund Lending Facility (“Facility”). The Order was granted to JPM II and may be relied on by the Funds in JPM I because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(g) of the 1940 Act. The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of February 28, 2006 and during the period ended February 28, 2006, the Funds had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the One Group Mutual Funds (now known as JPM II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On February 18, 2005, one or more of the JPM I Funds discussed in this report acquired the assets and liabilities of a series of One Group Mutual Funds. As a result of that acquisition of assets and liabilities, the following legal proceedings disclosure relating to One Group Mutual Funds is applicable to any JPM I Fund that acquired assets and liabilities of a series of One Group Mutual Funds.

On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004. In addition, the Advisor has agreed to undertakings and has commenced implementation relating to among other things,

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

(i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Mark A. Beeson, the former President and chief executive officer of JPM II and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of JPM II and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names JPM II as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed. On March 1, 2006, the district court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. JPM I and JPM II will be reimbursed for all costs associated with these matters to ensure that JPM I and JPM II incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

46   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (each a portfolio of JPMorgan Trust I) and JPMorgan Michigan Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (each a portfolio of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   47

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Director, The Crane Group (2003–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

48   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   49

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

50   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006**	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,011.60	$2.74	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
E*Trade
Actual*	1,000.00	1,002.50	1.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,011.60	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,012.30	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve
Actual	1,000.00	1,011.10	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006**	Annualized Expense Ratio
New York Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,011.40	$2.94	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Reserve
Actual	1,000.00	1,010.90	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
E*Trade
Actual*	1,000.00	1,002.40	1.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,011.50	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,012.20	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve
Actual	1,000.00	1,010.90	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

*	Beginning account value as of January 17, 2006 (commencement of offering of E*Trade Shares) and expenses paid during the period from January 17, 2006 through February 28, 2006.

**	Expense are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by [181]/365 (to reflect the one-half year period).

52   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be sent under separate cover.

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2006:

Exempt Distributions Paid
California Municipal Money Market Fund	99.98%
Michigan Municipal Money Market Fund	99.73
New York Municipal Money Market Fund	100.00
Ohio Municipal Money Market Fund	99.74

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   53

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	AN-MMKTST-206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant's board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant's Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a "non-interested" trustee and is also "independent" as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2005 - $624,123 2006 - $577,116 *

* For the eight months ending February 28, 2006, the new fiscal year end of the funds.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis) 2004 - N/A 2005 - $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2005 - $121,177 2006 - $203,052

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2004 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2005 - Not applicable 2006 - Not applicable

(e)	(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant's Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the "Pre-approval Policy"), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant's independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor's engagement for non-audit services with the Registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the "Pre-approval List"). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee's delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee's responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2005 - 98.84% 2006 - 100.00%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.5 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Registrant's Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm's independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a)	(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________ George C.W. Gatch President and Principal Executive Officer May 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________ George C.W. Gatch President and Principal Executive Officer May 3, 2006

By:	/s/____________________________ Stephanie J. Dorsey Treasurer and Principal Financial Officer May 3, 2006